As filed with the Securities and Exchange Commission on January 6, 2026

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact name of registrant as specified in charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of principal executive offices) (Zip code)

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-233-4339

Date of fiscal year end:   October 31

Date of reporting period: October 31, 2025*

*This Form N-CSR pertains to each series of the registrant except Transamerica Stock Index, which has a fiscal year end of December 31.

Item 1:	Report(s) to Shareholders.

(a)

Annual Shareholder Report

Transamerica Balanced II

Class I3

TBLTX

October 31, 2025

Fund Overview

Transamerica Balanced II (the "Fund") seeks to provide a high total investment return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$67	0.63%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I3 shares at NAV returned 14.17%. For the same period, the Fund’s broad-based benchmark, the S&P 500® Index, returned 21.45%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16% over the same period.

  For the fiscal year ended October 31, 2025, performance of the equity portion of the Fund (the “Equity Sleeve”) relative to the S&P 500 Index (the “Equity Benchmark”) was largely driven by technology and artificial intelligence-related stocks.

  Within the Fund’s Equity Sleeve, stock selection in the media and health services & systems sectors detracted from performance, while the financial services and REITs sectors contributed to performance.

  An underweight position in Palantir, the U.S. defense software company, negatively impacted returns, as did an overweight position in NXP Semiconductors, a designer and manufacturer of semiconductors.

  Overweight allocations to Howmet Aerospace, the U.S.-based aerospace company, and Seagate Technology Holdings, an American data storage company, contributed positively to relative returns.

  For the fiscal year ended October 31, 2025, performance for the fixed-income portion of the Fund (the “Fixed-Income Sleeve”) was driven by an overweight to credit compared to the Fixed-Income Benchmark, Bloomberg US Aggregate Bond Index. This positioning contributed to relative returns as it generated additional yield.

  While overall duration positioning was managed relatively in line with the Fixed-Income Benchmark, overweight Fund positioning around the 5- to 10-year portion of the curve benefited relative performance.

  Credit spread and other price-related impacts detracted from returns.

  Selection in government securities detracted given the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest contributors to returns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC and J.P. Morgan Investment Management Inc. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Balanced II

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	S&P 500® Index	Bloomberg US Aggregate Bond Index
9/15/2017	$10,000	$10,000	$10,000
9/30/2017	$10,030	$10,101	$9,975
10/31/2017	$10,170	$10,336	$9,981
11/30/2017	$10,350	$10,653	$9,968
12/31/2017	$10,447	$10,772	$10,014
1/31/2018	$10,740	$11,388	$9,899
2/28/2018	$10,427	$10,969	$9,805
3/31/2018	$10,284	$10,690	$9,868
4/30/2018	$10,274	$10,731	$9,794
5/31/2018	$10,436	$10,989	$9,864
6/30/2018	$10,480	$11,057	$9,852
7/31/2018	$10,734	$11,469	$9,855
8/31/2018	$10,958	$11,842	$9,918
9/30/2018	$10,975	$11,910	$9,854
10/31/2018	$10,424	$11,096	$9,776
11/30/2018	$10,597	$11,322	$9,835
12/31/2018	$10,081	$10,299	$10,015
1/31/2019	$10,611	$11,125	$10,122
2/28/2019	$10,801	$11,482	$10,116
3/31/2019	$10,999	$11,705	$10,310
4/30/2019	$11,286	$12,179	$10,313
5/31/2019	$10,914	$11,405	$10,496
6/30/2019	$11,423	$12,209	$10,628
7/31/2019	$11,519	$12,384	$10,651
8/31/2019	$11,508	$12,188	$10,927
9/30/2019	$11,610	$12,416	$10,869
10/31/2019	$11,793	$12,685	$10,901
11/30/2019	$12,061	$13,146	$10,896
12/31/2019	$12,292	$13,542	$10,888
1/31/2020	$12,403	$13,537	$11,098
2/29/2020	$11,917	$12,423	$11,298
3/31/2020	$10,865	$10,888	$11,231
4/30/2020	$11,829	$12,284	$11,431
5/31/2020	$12,229	$12,869	$11,484
6/30/2020	$12,462	$13,125	$11,556
7/31/2020	$12,997	$13,865	$11,729
8/31/2020	$13,553	$14,862	$11,634
9/30/2020	$13,207	$14,297	$11,628
10/31/2020	$12,973	$13,917	$11,576
11/30/2020	$13,877	$15,440	$11,690
12/31/2020	$14,224	$16,034	$11,706
1/31/2021	$14,119	$15,872	$11,622
2/28/2021	$14,259	$16,310	$11,454
3/31/2021	$14,614	$17,024	$11,311
4/30/2021	$15,174	$17,933	$11,400
5/31/2021	$15,255	$18,058	$11,437
6/30/2021	$15,525	$18,480	$11,518
7/31/2021	$15,817	$18,919	$11,647
8/31/2021	$16,063	$19,494	$11,624
9/30/2021	$15,528	$18,587	$11,524
10/31/2021	$16,243	$19,889	$11,521
11/30/2021	$16,208	$19,752	$11,555
12/31/2021	$16,649	$20,637	$11,525
1/31/2022	$16,036	$19,569	$11,277
2/28/2022	$15,678	$18,983	$11,151
3/31/2022	$15,843	$19,688	$10,841
4/30/2022	$14,780	$17,971	$10,430
5/31/2022	$14,818	$18,004	$10,497
6/30/2022	$13,971	$16,518	$10,332
7/31/2022	$14,884	$18,041	$10,585
8/31/2022	$14,357	$17,305	$10,286
9/30/2022	$13,320	$15,711	$9,841
10/31/2022	$13,823	$16,983	$9,714
11/30/2022	$14,507	$17,932	$10,071
12/31/2022	$13,960	$16,899	$10,026
1/31/2023	$14,665	$17,961	$10,334
2/28/2023	$14,340	$17,523	$10,067
3/31/2023	$14,786	$18,166	$10,323
4/30/2023	$14,963	$18,450	$10,385
5/31/2023	$14,963	$18,530	$10,272
6/30/2023	$15,549	$19,754	$10,235
7/31/2023	$15,863	$20,389	$10,228
8/31/2023	$15,699	$20,064	$10,163
9/30/2023	$15,120	$19,108	$9,905
10/31/2023	$14,845	$18,706	$9,748
11/30/2023	$15,904	$20,414	$10,190
12/31/2023	$16,580	$21,342	$10,580
1/31/2024	$16,749	$21,700	$10,551
2/29/2024	$17,214	$22,859	$10,402
3/31/2024	$17,622	$23,594	$10,498
4/30/2024	$17,041	$22,631	$10,233
5/31/2024	$17,664	$23,753	$10,406
6/30/2024	$18,149	$24,605	$10,505
7/31/2024	$18,376	$24,905	$10,750
8/31/2024	$18,775	$25,509	$10,905
9/30/2024	$19,095	$26,054	$11,051
10/31/2024	$18,810	$25,817	$10,777
11/30/2024	$19,496	$27,333	$10,890
12/31/2024	$19,056	$26,681	$10,712
1/31/2025	$19,333	$27,424	$10,769
2/28/2025	$19,382	$27,066	$11,006
3/31/2025	$18,723	$25,541	$11,010
4/30/2025	$18,658	$25,368	$11,053
5/31/2025	$19,329	$26,965	$10,974
6/30/2025	$20,095	$28,336	$11,143
7/31/2025	$20,342	$28,972	$11,114
8/31/2025	$20,687	$29,559	$11,247
9/30/2025	$21,178	$30,638	$11,369
10/31/2025	$21,475	$31,356	$11,440

Average Annual Total Returns

I0DKD	1 Year	5 Years	Since Inception 9/15/17
Class I3	14.17%	10.61%	9.86%
S&P 500®IndexFootnote Reference(a)	21.45%	17.64%	15.10%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	6.16%	(0.24%)	1.67%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$71,680,741
Number of Portfolio Holdings	564
Portfolio Turnover Rate	52%
Total Advisory Fees Paid (net of waivers and reimbursements)	$278,424

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	61.6%
Corporate Debt Securities	13.4
U.S. Government Obligations	10.0
U.S. Government Agency Obligations	9.7
Commercial Paper	6.4
Mortgage-Backed Securities	2.5
Asset-Backed Securities	1.7
Short-Term U.S. Government Obligations	1.0
Repurchase Agreements	0.8
Foreign Government Obligations	0.2
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(7.3)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Balanced II

Class I3

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	5.6%
Microsoft Corp.	4.5
Apple, Inc.	4.4
Amazon.com, Inc.	2.8
Broadcom, Inc.	1.8
Alphabet, Inc., Class A	1.8
Meta Platforms, Inc., Class A	1.7
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	1.6
Tesla, Inc.	1.3
Alphabet, Inc., Class C	1.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Balanced II

Class I3

Annual Shareholder Report

Transamerica Balanced II

Class R

TBLRX

October 31, 2025

Fund Overview

Transamerica Balanced II (the "Fund") seeks to provide a high total investment return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$117	1.10%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R shares at NAV returned 13.51%. For the same period, the Fund’s broad-based benchmark, the S&P 500® Index, returned 21.45%. The performance benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16% over the same period.

  For the fiscal year ended October 31, 2025, performance of the equity portion of the Fund (the “Equity Sleeve”) relative to the S&P 500 Index (the “Equity Benchmark”) was largely driven by technology and artificial intelligence-related stocks.

  Within the Fund’s Equity Sleeve, stock selection in the media and health services & systems sectors detracted from performance, while the financial services and REITs sectors contributed to performance.

  An underweight position in Palantir, the U.S. defense software company, negatively impacted returns, as did an overweight position in NXP Semiconductors, a designer and manufacturer of semiconductors.

  Overweight allocations to Howmet Aerospace, the U.S.-based aerospace company, and Seagate Technology Holdings, an American data storage company, contributed positively to relative returns.

  For the fiscal year ended October 31, 2025, performance for the fixed-income portion of the Fund (the “Fixed-Income Sleeve”) was driven by an overweight to credit compared to the Fixed-Income Benchmark, Bloomberg US Aggregate Bond Index. This positioning contributed to relative returns as it generated additional yield.

  While overall duration positioning was managed relatively in line with the Fixed-Income Benchmark, overweight Fund positioning around the 5- to 10-year portion of the curve benefited relative performance.

  Credit spread and other price-related impacts detracted from returns.

  Selection in government securities detracted given the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest contributors to returns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC and J.P. Morgan Investment Management Inc. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Balanced II

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	S&P 500® Index	Bloomberg US Aggregate Bond Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$10,005	$10,030	$9,974
12/31/2015	$9,891	$9,872	$9,941
1/31/2016	$9,616	$9,382	$10,078
2/29/2016	$9,585	$9,369	$10,150
3/31/2016	$10,010	$10,005	$10,243
4/30/2016	$10,061	$10,043	$10,282
5/31/2016	$10,184	$10,224	$10,285
6/30/2016	$10,211	$10,250	$10,469
7/31/2016	$10,499	$10,628	$10,536
8/31/2016	$10,504	$10,643	$10,524
9/30/2016	$10,500	$10,645	$10,517
10/31/2016	$10,377	$10,451	$10,437
11/30/2016	$10,536	$10,838	$10,190
12/31/2016	$10,651	$11,052	$10,205
1/31/2017	$10,804	$11,262	$10,225
2/28/2017	$11,078	$11,709	$10,293
3/31/2017	$11,087	$11,723	$10,288
4/30/2017	$11,198	$11,843	$10,367
5/31/2017	$11,298	$12,010	$10,447
6/30/2017	$11,317	$12,085	$10,437
7/31/2017	$11,476	$12,333	$10,481
8/31/2017	$11,544	$12,371	$10,575
9/30/2017	$11,638	$12,626	$10,525
10/31/2017	$11,789	$12,921	$10,531
11/30/2017	$11,998	$13,317	$10,518
12/31/2017	$12,105	$13,465	$10,566
1/31/2018	$12,432	$14,236	$10,444
2/28/2018	$12,070	$13,711	$10,345
3/31/2018	$11,900	$13,363	$10,412
4/30/2018	$11,877	$13,414	$10,334
5/31/2018	$12,052	$13,737	$10,408
6/30/2018	$12,101	$13,822	$10,395
7/31/2018	$12,383	$14,336	$10,398
8/31/2018	$12,641	$14,803	$10,464
9/30/2018	$12,655	$14,887	$10,397
10/31/2018	$12,007	$13,870	$10,315
11/30/2018	$12,219	$14,153	$10,377
12/31/2018	$11,620	$12,875	$10,567
1/31/2019	$12,230	$13,906	$10,679
2/28/2019	$12,450	$14,353	$10,673
3/31/2019	$12,675	$14,632	$10,878
4/30/2019	$12,993	$15,224	$10,881
5/31/2019	$12,552	$14,257	$11,074
6/30/2019	$13,134	$15,262	$11,213
7/31/2019	$13,245	$15,481	$11,238
8/31/2019	$13,220	$15,236	$11,529
9/30/2019	$13,333	$15,521	$11,468
10/31/2019	$13,543	$15,857	$11,502
11/30/2019	$13,839	$16,433	$11,496
12/31/2019	$14,100	$16,928	$11,488
1/31/2020	$14,226	$16,922	$11,709
2/29/2020	$13,657	$15,529	$11,920
3/31/2020	$12,443	$13,611	$11,850
4/30/2020	$13,548	$15,356	$12,061
5/31/2020	$14,005	$16,087	$12,117
6/30/2020	$14,268	$16,407	$12,193
7/31/2020	$14,866	$17,332	$12,375
8/31/2020	$15,503	$18,578	$12,275
9/30/2020	$15,088	$17,872	$12,269
10/31/2020	$14,821	$17,397	$12,214
11/30/2020	$15,854	$19,301	$12,334
12/31/2020	$16,230	$20,043	$12,351
1/31/2021	$16,111	$19,841	$12,262
2/28/2021	$16,270	$20,388	$12,085
3/31/2021	$16,655	$21,281	$11,934
4/30/2021	$17,293	$22,416	$12,028
5/31/2021	$17,386	$22,573	$12,068
6/30/2021	$17,672	$23,100	$12,152
7/31/2021	$18,004	$23,649	$12,288
8/31/2021	$18,283	$24,368	$12,265
9/30/2021	$17,666	$23,234	$12,159
10/31/2021	$18,465	$24,862	$12,155
11/30/2021	$18,412	$24,690	$12,191
12/31/2021	$18,902	$25,797	$12,160
1/31/2022	$18,206	$24,462	$11,898
2/28/2022	$17,800	$23,729	$11,765
3/31/2022	$17,979	$24,610	$11,439
4/30/2022	$16,759	$22,464	$11,005
5/31/2022	$16,788	$22,505	$11,075
6/30/2022	$15,836	$20,648	$10,902
7/31/2022	$16,855	$22,552	$11,168
8/31/2022	$16,258	$21,632	$10,853
9/30/2022	$15,077	$19,640	$10,384
10/31/2022	$15,632	$21,230	$10,249
11/30/2022	$16,391	$22,416	$10,626
12/31/2022	$15,782	$21,125	$10,578
1/31/2023	$16,578	$22,452	$10,904
2/28/2023	$16,195	$21,904	$10,622
3/31/2023	$16,678	$22,708	$10,891
4/30/2023	$16,893	$23,063	$10,957
5/31/2023	$16,878	$23,163	$10,838
6/30/2023	$17,533	$24,693	$10,799
7/31/2023	$17,871	$25,487	$10,792
8/31/2023	$17,687	$25,081	$10,723
9/30/2023	$17,013	$23,885	$10,451
10/31/2023	$16,703	$23,383	$10,286
11/30/2023	$17,894	$25,518	$10,751
12/31/2023	$18,648	$26,678	$11,163
1/31/2024	$18,838	$27,126	$11,132
2/29/2024	$19,345	$28,574	$10,975
3/31/2024	$19,795	$29,494	$11,076
4/30/2024	$19,127	$28,289	$10,797
5/31/2024	$19,826	$29,692	$10,980
6/30/2024	$20,362	$30,757	$11,084
7/31/2024	$20,617	$31,132	$11,342
8/31/2024	$21,048	$31,887	$11,505
9/30/2024	$21,397	$32,568	$11,660
10/31/2024	$21,077	$32,272	$11,370
11/30/2024	$21,830	$34,167	$11,491
12/31/2024	$21,335	$33,352	$11,303
1/31/2025	$21,626	$34,281	$11,362
2/28/2025	$21,680	$33,834	$11,612
3/31/2025	$20,925	$31,928	$11,617
4/30/2025	$20,852	$31,711	$11,663
5/31/2025	$21,600	$33,707	$11,579
6/30/2025	$22,431	$35,421	$11,757
7/31/2025	$22,706	$36,216	$11,726
8/31/2025	$23,072	$36,950	$11,866
9/30/2025	$23,612	$38,299	$11,996
10/31/2025	$23,925	$39,196	$12,071

Average Annual Total Returns

I0DK5	1 Year	5 Years	10 Years
Class R	13.51%	10.05%	9.12%
S&P 500®IndexFootnote Reference(a)	21.45%	17.64%	14.64%
Bloomberg US Aggregate Bond IndexFootnote Reference(b)	6.16%	(0.24%)	1.90%
Footnote	Description
Footnote(a)	S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange and NASDAQ Stock Market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$71,680,741
Number of Portfolio Holdings	564
Portfolio Turnover Rate	52%
Total Advisory Fees Paid (net of waivers and reimbursements)	$278,424

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	61.6%
Corporate Debt Securities	13.4
U.S. Government Obligations	10.0
U.S. Government Agency Obligations	9.7
Commercial Paper	6.4
Mortgage-Backed Securities	2.5
Asset-Backed Securities	1.7
Short-Term U.S. Government Obligations	1.0
Repurchase Agreements	0.8
Foreign Government Obligations	0.2
Other Investment Company	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(7.3)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Balanced II

Class R

Top Holdings (Percentage of Net Assets)

NVIDIA Corp.	5.6%
Microsoft Corp.	4.5
Apple, Inc.	4.4
Amazon.com, Inc.	2.8
Broadcom, Inc.	1.8
Alphabet, Inc., Class A	1.8
Meta Platforms, Inc., Class A	1.7
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	1.6
Tesla, Inc.	1.3
Alphabet, Inc., Class C	1.2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Balanced II

Class R

Annual Shareholder Report

Transamerica Bond

Class A

IDITX

October 31, 2025

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$85	0.83%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 5.87%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, an overweight positioning around the 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts detracted from relative returns.

  At a sector level, an off-benchmark allocation to high yield corporate credit, selection within investment grade corporate credit and an underweight allocation to government securities were the largest relative return contributors.

  Selection in government securities detracted from relative returns given the Fund’s allocation to longer-duration Treasury securities in an effort to achieve the desired overall Fund duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

  Within corporate credit, selection in consumer non-cyclicals, technology and banking contributed the most to relative returns while allocations to communications and selection in finance companies and basic industry detracted.

  During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, and the team modestly increased allocations to the sector over the period when attractive entry points emerged due to market volatility. Notable sub-sector changes during the fiscal year included increases to REITs, insurance and banking and decreases to technology and energy.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Bond

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg US Aggregate Bond Index
10/31/2015	$9,525	$10,000
11/30/2015	$9,478	$9,974
12/31/2015	$9,377	$9,941
1/31/2016	$9,377	$10,078
2/29/2016	$9,335	$10,150
3/31/2016	$9,499	$10,243
4/30/2016	$9,622	$10,282
5/31/2016	$9,671	$10,285
6/30/2016	$9,773	$10,469
7/31/2016	$9,875	$10,536
8/31/2016	$9,948	$10,524
9/30/2016	$9,991	$10,517
10/31/2016	$9,980	$10,437
11/30/2016	$9,848	$10,190
12/31/2016	$9,913	$10,205
1/31/2017	$9,965	$10,225
2/28/2017	$10,071	$10,293
3/31/2017	$10,072	$10,288
4/30/2017	$10,146	$10,367
5/31/2017	$10,233	$10,447
6/30/2017	$10,243	$10,437
7/31/2017	$10,307	$10,481
8/31/2017	$10,372	$10,575
9/30/2017	$10,372	$10,525
10/31/2017	$10,391	$10,531
11/30/2017	$10,368	$10,518
12/31/2017	$10,400	$10,566
1/31/2018	$10,385	$10,444
2/28/2018	$10,313	$10,345
3/31/2018	$10,322	$10,412
4/30/2018	$10,296	$10,334
5/31/2018	$10,315	$10,408
6/30/2018	$10,302	$10,395
7/31/2018	$10,345	$10,398
8/31/2018	$10,387	$10,464
9/30/2018	$10,384	$10,397
10/31/2018	$10,310	$10,315
11/30/2018	$10,297	$10,377
12/31/2018	$10,318	$10,567
1/31/2019	$10,500	$10,679
2/28/2019	$10,554	$10,673
3/31/2019	$10,701	$10,878
4/30/2019	$10,742	$10,881
5/31/2019	$10,854	$11,074
6/30/2019	$11,001	$11,213
7/31/2019	$11,041	$11,238
8/31/2019	$11,234	$11,529
9/30/2019	$11,201	$11,468
10/31/2019	$11,238	$11,502
11/30/2019	$11,240	$11,496
12/31/2019	$11,254	$11,488
1/31/2020	$11,447	$11,709
2/29/2020	$11,556	$11,920
3/31/2020	$10,775	$11,850
4/30/2020	$11,139	$12,061
5/31/2020	$11,334	$12,117
6/30/2020	$11,527	$12,193
7/31/2020	$11,792	$12,375
8/31/2020	$11,751	$12,275
9/30/2020	$11,746	$12,269
10/31/2020	$11,691	$12,214
11/30/2020	$11,919	$12,334
12/31/2020	$11,994	$12,351
1/31/2021	$11,929	$12,262
2/28/2021	$11,764	$12,085
3/31/2021	$11,661	$11,934
4/30/2021	$11,770	$12,028
5/31/2021	$11,830	$12,068
6/30/2021	$11,939	$12,152
7/31/2021	$12,048	$12,288
8/31/2021	$12,058	$12,265
9/30/2021	$11,967	$12,159
10/31/2021	$11,964	$12,155
11/30/2021	$11,972	$12,191
12/31/2021	$11,979	$12,160
1/31/2022	$11,734	$11,898
2/28/2022	$11,566	$11,765
3/31/2022	$11,322	$11,439
4/30/2022	$10,913	$11,005
5/31/2022	$10,887	$11,075
6/30/2022	$10,592	$10,902
7/31/2022	$10,862	$11,168
8/31/2022	$10,619	$10,853
9/30/2022	$10,168	$10,384
10/31/2022	$10,079	$10,249
11/30/2022	$10,393	$10,626
12/31/2022	$10,370	$10,578
1/31/2023	$10,712	$10,904
2/28/2023	$10,480	$10,622
3/31/2023	$10,668	$10,891
4/30/2023	$10,738	$10,957
5/31/2023	$10,623	$10,838
6/30/2023	$10,630	$10,799
7/31/2023	$10,623	$10,792
8/31/2023	$10,563	$10,723
9/30/2023	$10,290	$10,451
10/31/2023	$10,138	$10,286
11/30/2023	$10,576	$10,751
12/31/2023	$10,989	$11,163
1/31/2024	$10,956	$11,132
2/29/2024	$10,842	$10,975
3/31/2024	$10,948	$11,076
4/30/2024	$10,686	$10,797
5/31/2024	$10,848	$10,980
6/30/2024	$10,982	$11,084
7/31/2024	$11,172	$11,342
8/31/2024	$11,349	$11,505
9/30/2024	$11,498	$11,660
10/31/2024	$11,243	$11,370
11/30/2024	$11,351	$11,491
12/31/2024	$11,180	$11,303
1/31/2025	$11,233	$11,362
2/28/2025	$11,456	$11,612
3/31/2025	$11,439	$11,617
4/30/2025	$11,449	$11,663
5/31/2025	$11,401	$11,579
6/30/2025	$11,598	$11,757
7/31/2025	$11,580	$11,726
8/31/2025	$11,707	$11,866
9/30/2025	$11,848	$11,996
10/31/2025	$11,904	$12,071

Average Annual Total Returns

I3BF1	1 Year	5 Years	10 Years
Class A with Load	0.86%	(0.62%)	1.76%
Class A	5.87%	0.36%	2.25%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	(0.24%)	1.90%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,410,431,631
Number of Portfolio Holdings	578
Portfolio Turnover Rate	59%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,573,014
Average MaturityFootnote Reference§	7.94 years
DurationFootnote Reference†	5.86 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	32.9%
AAA	15.0
AA	1.5
A	13.3
BBB	24.2
BB	8.5
B	2.4
CCC	0.3
Below CCC	0.1
NR (Not Rated)	0.7
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocation (Percentage of Net Assets)

Corporate Debt Securities	42.9%
U.S. Government Obligations	24.0
Asset-Backed Securities	11.6
Mortgage-Backed Securities	10.4
U.S. Government Agency Obligations	8.9
Commercial Paper	5.4
Repurchase Agreements	1.0
Foreign Government Obligations	1.0
Short-Term U.S. Government Obligation	0.5
Other Investment Company	0.2
Loan Assignments	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(5.9)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.6%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2055	2.1
U.S. Treasury Notes, 2.88%, 05/15/2032	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.2
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.1
MUFG Securities Canada Ltd, 4.31%, 01/22/2026	1.0
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.0
U.S. Treasury Bonds, 4.50%, 02/15/2044	0.9

Transamerica Bond

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Bond

Class A

Annual Shareholder Report

Transamerica Bond

Class C

IFLLX

October 31, 2025

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$156	1.52%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 5.15%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, an overweight positioning around the 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts detracted from relative returns.

  At a sector level, an off-benchmark allocation to high yield corporate credit, selection within investment grade corporate credit and an underweight allocation to government securities were the largest relative return contributors.

  Selection in government securities detracted from relative returns given the Fund’s allocation to longer-duration Treasury securities in an effort to achieve the desired overall Fund duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

  Within corporate credit, selection in consumer non-cyclicals, technology and banking contributed the most to relative returns while allocations to communications and selection in finance companies and basic industry detracted.

  During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, and the team modestly increased allocations to the sector over the period when attractive entry points emerged due to market volatility. Notable sub-sector changes during the fiscal year included increases to REITs, insurance and banking and decreases to technology and energy.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Bond

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg US Aggregate Bond Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,955	$9,974
12/31/2015	$9,843	$9,941
1/31/2016	$9,837	$10,078
2/29/2016	$9,786	$10,150
3/31/2016	$9,954	$10,243
4/30/2016	$10,077	$10,282
5/31/2016	$10,123	$10,285
6/30/2016	$10,213	$10,469
7/31/2016	$10,326	$10,536
8/31/2016	$10,396	$10,524
9/30/2016	$10,435	$10,517
10/31/2016	$10,418	$10,437
11/30/2016	$10,273	$10,190
12/31/2016	$10,334	$10,205
1/31/2017	$10,382	$10,225
2/28/2017	$10,488	$10,293
3/31/2017	$10,482	$10,288
4/30/2017	$10,565	$10,367
5/31/2017	$10,638	$10,447
6/30/2017	$10,643	$10,437
7/31/2017	$10,704	$10,481
8/31/2017	$10,765	$10,575
10/31/2017	$10,773	$10,531
11/30/2017	$10,742	$10,518
12/31/2017	$10,770	$10,566
1/31/2018	$10,748	$10,444
2/28/2018	$10,668	$10,345
3/31/2018	$10,671	$10,412
4/30/2018	$10,638	$10,334
5/31/2018	$10,652	$10,408
6/30/2018	$10,632	$10,395
7/31/2018	$10,671	$10,398
8/31/2018	$10,708	$10,464
9/30/2018	$10,700	$10,397
10/31/2018	$10,630	$10,315
11/30/2018	$10,611	$10,377
12/31/2018	$10,614	$10,567
1/31/2019	$10,796	$10,679
2/28/2019	$10,848	$10,673
3/31/2019	$10,993	$10,878
4/30/2019	$11,030	$10,881
5/31/2019	$11,140	$11,074
6/30/2019	$11,286	$11,213
7/31/2019	$11,321	$11,238
8/31/2019	$11,514	$11,529
9/30/2019	$11,474	$11,468
10/31/2019	$11,506	$11,502
11/30/2019	$11,502	$11,496
12/31/2019	$11,510	$11,488
1/31/2020	$11,702	$11,709
2/29/2020	$11,808	$11,920
3/31/2020	$11,011	$11,850
4/30/2020	$11,367	$12,061
5/31/2020	$11,561	$12,117
6/30/2020	$11,740	$12,193
7/31/2020	$12,006	$12,375
8/31/2020	$11,972	$12,275
9/30/2020	$11,962	$12,269
10/31/2020	$11,887	$12,214
11/30/2020	$12,114	$12,334
12/31/2020	$12,185	$12,351
1/31/2021	$12,111	$12,262
2/28/2021	$11,950	$12,085
3/31/2021	$11,838	$11,934
4/30/2021	$11,943	$12,028
5/31/2021	$11,986	$12,068
6/30/2021	$12,103	$12,152
7/31/2021	$12,207	$12,288
8/31/2021	$12,197	$12,265
9/30/2021	$12,111	$12,159
10/31/2021	$12,101	$12,155
11/30/2021	$12,091	$12,191
12/31/2021	$12,104	$12,160
1/31/2022	$11,835	$11,898
2/28/2022	$11,671	$11,765
3/31/2022	$11,417	$11,439
4/30/2022	$10,995	$11,005
5/31/2022	$10,963	$11,075
6/30/2022	$10,659	$10,902
7/31/2022	$10,939	$11,168
8/31/2022	$10,687	$10,853
9/30/2022	$10,212	$10,384
10/31/2022	$10,117	$10,249
11/30/2022	$10,428	$10,626
12/31/2022	$10,413	$10,578
1/31/2023	$10,753	$10,904
2/28/2023	$10,499	$10,622
3/31/2023	$10,697	$10,891
4/30/2023	$10,762	$10,957
5/31/2023	$10,627	$10,838
6/30/2023	$10,628	$10,799
7/31/2023	$10,614	$10,792
8/31/2023	$10,547	$10,723
9/30/2023	$10,279	$10,451
10/31/2023	$10,107	$10,286
11/30/2023	$10,541	$10,751
12/31/2023	$10,949	$11,163
1/31/2024	$10,923	$11,132
2/29/2024	$10,789	$10,975
3/31/2024	$10,888	$11,076
4/30/2024	$10,619	$10,797
5/31/2024	$10,788	$10,980
6/30/2024	$10,903	$11,084
7/31/2024	$11,086	$11,342
8/31/2024	$11,256	$11,505
9/30/2024	$11,398	$11,660
10/31/2024	$11,137	$11,370
11/30/2024	$11,238	$11,491
12/31/2024	$11,060	$11,303
1/31/2025	$11,106	$11,362
2/28/2025	$11,336	$11,612
3/31/2025	$11,298	$11,617
4/30/2025	$11,315	$11,663
5/31/2025	$11,248	$11,579
6/30/2025	$11,437	$11,757
7/31/2025	$11,426	$11,726
8/31/2025	$11,530	$11,866
9/30/2025	$11,663	$11,996
10/31/2025	$11,710	$12,071

Average Annual Total Returns

I3BF3	1 Year	5 Years	10 Years
Class C with Load	4.15%	(0.30%)	1.59%
Class C	5.15%	(0.30%)	1.59%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	(0.24%)	1.90%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,410,431,631
Number of Portfolio Holdings	578
Portfolio Turnover Rate	59%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,573,014
Average MaturityFootnote Reference§	7.94 years
DurationFootnote Reference†	5.86 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	32.9%
AAA	15.0
AA	1.5
A	13.3
BBB	24.2
BB	8.5
B	2.4
CCC	0.3
Below CCC	0.1
NR (Not Rated)	0.7
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocation (Percentage of Net Assets)

Corporate Debt Securities	42.9%
U.S. Government Obligations	24.0
Asset-Backed Securities	11.6
Mortgage-Backed Securities	10.4
U.S. Government Agency Obligations	8.9
Commercial Paper	5.4
Repurchase Agreements	1.0
Foreign Government Obligations	1.0
Short-Term U.S. Government Obligation	0.5
Other Investment Company	0.2
Loan Assignments	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(5.9)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.6%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2055	2.1
U.S. Treasury Notes, 2.88%, 05/15/2032	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.2
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.1
MUFG Securities Canada Ltd, 4.31%, 01/22/2026	1.0
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.0
U.S. Treasury Bonds, 4.50%, 02/15/2044	0.9

Transamerica Bond

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Bond

Class C

Annual Shareholder Report

Transamerica Bond

Class I

TFXIX

October 31, 2025

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$52	0.50%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 6.35%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, an overweight positioning around the 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts detracted from relative returns.

  At a sector level, an off-benchmark allocation to high yield corporate credit, selection within investment grade corporate credit and an underweight allocation to government securities were the largest relative return contributors.

  Selection in government securities detracted from relative returns given the Fund’s allocation to longer-duration Treasury securities in an effort to achieve the desired overall Fund duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

  Within corporate credit, selection in consumer non-cyclicals, technology and banking contributed the most to relative returns while allocations to communications and selection in finance companies and basic industry detracted.

  During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, and the team modestly increased allocations to the sector over the period when attractive entry points emerged due to market volatility. Notable sub-sector changes during the fiscal year included increases to REITs, insurance and banking and decreases to technology and energy.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Bond

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg US Aggregate Bond Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,953	$9,974
12/31/2015	$9,849	$9,941
1/31/2016	$9,852	$10,078
2/29/2016	$9,809	$10,150
3/31/2016	$9,984	$10,243
4/30/2016	$10,115	$10,282
5/31/2016	$10,169	$10,285
6/30/2016	$10,278	$10,469
7/31/2016	$10,388	$10,536
8/31/2016	$10,466	$10,524
9/30/2016	$10,513	$10,517
10/31/2016	$10,505	$10,437
11/30/2016	$10,368	$10,190
12/31/2016	$10,439	$10,205
1/31/2017	$10,507	$10,225
2/28/2017	$10,610	$10,293
3/31/2017	$10,624	$10,288
4/30/2017	$10,705	$10,367
5/31/2017	$10,788	$10,447
6/30/2017	$10,801	$10,437
7/31/2017	$10,883	$10,481
8/31/2017	$10,943	$10,575
10/31/2017	$10,981	$10,531
11/30/2017	$10,959	$10,518
12/31/2017	$10,985	$10,566
1/31/2018	$10,972	$10,444
2/28/2018	$10,911	$10,345
3/31/2018	$10,912	$10,412
4/30/2018	$10,887	$10,334
5/31/2018	$10,923	$10,408
6/30/2018	$10,900	$10,395
7/31/2018	$10,961	$10,398
8/31/2018	$10,998	$10,464
9/30/2018	$11,011	$10,397
10/31/2018	$10,938	$10,315
11/30/2018	$10,928	$10,377
12/31/2018	$10,942	$10,567
1/31/2019	$11,150	$10,679
2/28/2019	$11,211	$10,673
3/31/2019	$11,371	$10,878
4/30/2019	$11,406	$10,881
5/31/2019	$11,529	$11,074
6/30/2019	$11,702	$11,213
7/31/2019	$11,736	$11,238
8/31/2019	$11,958	$11,529
9/30/2019	$11,927	$11,468
10/31/2019	$11,971	$11,502
11/30/2019	$11,964	$11,496
12/31/2019	$11,996	$11,488
1/31/2020	$12,205	$11,709
2/29/2020	$12,311	$11,920
3/31/2020	$11,497	$11,850
4/30/2020	$11,889	$12,061
5/31/2020	$12,100	$12,117
6/30/2020	$12,297	$12,193
7/31/2020	$12,584	$12,375
8/31/2020	$12,559	$12,275
9/30/2020	$12,560	$12,269
10/31/2020	$12,505	$12,214
11/30/2020	$12,740	$12,334
12/31/2020	$12,838	$12,351
1/31/2021	$12,772	$12,262
2/28/2021	$12,600	$12,085
3/31/2021	$12,494	$11,934
4/30/2021	$12,615	$12,028
5/31/2021	$12,671	$12,068
6/30/2021	$12,804	$12,152
7/31/2021	$12,925	$12,288
8/31/2021	$12,939	$12,265
9/30/2021	$12,846	$12,159
10/31/2021	$12,846	$12,155
11/30/2021	$12,845	$12,191
12/31/2021	$12,870	$12,160
1/31/2022	$12,598	$11,898
2/28/2022	$12,435	$11,765
3/31/2022	$12,177	$11,439
4/30/2022	$11,742	$11,005
5/31/2022	$11,705	$11,075
6/30/2022	$11,393	$10,902
7/31/2022	$11,700	$11,168
8/31/2022	$11,443	$10,853
9/30/2022	$10,949	$10,384
10/31/2022	$10,858	$10,249
11/30/2022	$11,199	$10,626
12/31/2022	$11,193	$10,578
1/31/2023	$11,565	$10,904
2/28/2023	$11,318	$10,622
3/31/2023	$11,526	$10,891
4/30/2023	$11,606	$10,957
5/31/2023	$11,486	$10,838
6/30/2023	$11,497	$10,799
7/31/2023	$11,492	$10,792
8/31/2023	$11,431	$10,723
9/30/2023	$11,139	$10,451
10/31/2023	$10,978	$10,286
11/30/2023	$11,455	$10,751
12/31/2023	$11,904	$11,163
1/31/2024	$11,872	$11,132
2/29/2024	$11,752	$10,975
3/31/2024	$11,870	$11,076
4/30/2024	$11,589	$10,797
5/31/2024	$11,768	$10,980
6/30/2024	$11,917	$11,084
7/31/2024	$12,126	$11,342
8/31/2024	$12,321	$11,505
9/30/2024	$12,471	$11,660
10/31/2024	$12,198	$11,370
11/30/2024	$12,334	$11,491
12/31/2024	$12,136	$11,303
1/31/2025	$12,213	$11,362
2/28/2025	$12,457	$11,612
3/31/2025	$12,442	$11,617
4/30/2025	$12,456	$11,663
5/31/2025	$12,410	$11,579
6/30/2025	$12,627	$11,757
7/31/2025	$12,611	$11,726
8/31/2025	$12,752	$11,866
9/30/2025	$12,909	$11,996
10/31/2025	$12,973	$12,071

Average Annual Total Returns

I3BF8	1 Year	5 Years	10 Years
Class I	6.35%	0.74%	2.64%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	(0.24%)	1.90%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,410,431,631
Number of Portfolio Holdings	578
Portfolio Turnover Rate	59%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,573,014
Average MaturityFootnote Reference§	7.94 years
DurationFootnote Reference†	5.86 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	32.9%
AAA	15.0
AA	1.5
A	13.3
BBB	24.2
BB	8.5
B	2.4
CCC	0.3
Below CCC	0.1
NR (Not Rated)	0.7
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocation (Percentage of Net Assets)

Corporate Debt Securities	42.9%
U.S. Government Obligations	24.0
Asset-Backed Securities	11.6
Mortgage-Backed Securities	10.4
U.S. Government Agency Obligations	8.9
Commercial Paper	5.4
Repurchase Agreements	1.0
Foreign Government Obligations	1.0
Short-Term U.S. Government Obligation	0.5
Other Investment Company	0.2
Loan Assignments	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(5.9)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.6%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2055	2.1
U.S. Treasury Notes, 2.88%, 05/15/2032	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.2
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.1
MUFG Securities Canada Ltd, 4.31%, 01/22/2026	1.0
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.0
U.S. Treasury Bonds, 4.50%, 02/15/2044	0.9

Transamerica Bond

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Bond

Class I

Annual Shareholder Report

Transamerica Bond

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$45	0.44%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 6.28%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, an overweight positioning around the 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts detracted from relative returns.

  At a sector level, an off-benchmark allocation to high yield corporate credit, selection within investment grade corporate credit and an underweight allocation to government securities were the largest relative return contributors.

  Selection in government securities detracted from relative returns given the Fund’s allocation to longer-duration Treasury securities in an effort to achieve the desired overall Fund duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

  Within corporate credit, selection in consumer non-cyclicals, technology and banking contributed the most to relative returns while allocations to communications and selection in finance companies and basic industry detracted.

  During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, and the team modestly increased allocations to the sector over the period when attractive entry points emerged due to market volatility. Notable sub-sector changes during the fiscal year included increases to REITs, insurance and banking and decreases to technology and energy.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Bond

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg US Aggregate Bond Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,954	$9,974
12/31/2015	$9,851	$9,941
1/31/2016	$9,854	$10,078
2/29/2016	$9,813	$10,150
3/31/2016	$9,988	$10,243
4/30/2016	$10,131	$10,282
5/31/2016	$10,175	$10,285
6/30/2016	$10,286	$10,469
7/31/2016	$10,408	$10,536
8/31/2016	$10,487	$10,524
9/30/2016	$10,524	$10,517
10/31/2016	$10,517	$10,437
11/30/2016	$10,382	$10,190
12/31/2016	$10,464	$10,205
1/31/2017	$10,522	$10,225
2/28/2017	$10,637	$10,293
3/31/2017	$10,641	$10,288
4/30/2017	$10,724	$10,367
5/31/2017	$10,819	$10,447
6/30/2017	$10,833	$10,437
7/31/2017	$10,905	$10,481
8/31/2017	$10,966	$10,575
10/31/2017	$11,006	$10,531
11/30/2017	$10,985	$10,518
12/31/2017	$11,024	$10,566
1/31/2018	$11,012	$10,444
2/28/2018	$10,940	$10,345
3/31/2018	$10,941	$10,412
4/30/2018	$10,930	$10,334
5/31/2018	$10,954	$10,408
6/30/2018	$10,932	$10,395
7/31/2018	$10,994	$10,398
8/31/2018	$11,043	$10,464
9/30/2018	$11,045	$10,397
10/31/2018	$10,972	$10,315
11/30/2018	$10,962	$10,377
12/31/2018	$10,976	$10,567
1/31/2019	$11,186	$10,679
2/28/2019	$11,247	$10,673
3/31/2019	$11,408	$10,878
4/30/2019	$11,456	$10,881
5/31/2019	$11,568	$11,074
6/30/2019	$11,742	$11,213
7/31/2019	$11,776	$11,238
8/31/2019	$11,999	$11,529
9/30/2019	$11,968	$11,468
10/31/2019	$12,013	$11,502
11/30/2019	$12,019	$11,496
12/31/2019	$12,039	$11,488
1/31/2020	$12,249	$11,709
2/29/2020	$12,370	$11,920
3/31/2020	$11,553	$11,850
4/30/2020	$11,934	$12,061
5/31/2020	$12,159	$12,117
6/30/2020	$12,357	$12,193
7/31/2020	$12,646	$12,375
8/31/2020	$12,622	$12,275
9/30/2020	$12,623	$12,269
10/31/2020	$12,556	$12,214
11/30/2020	$12,806	$12,334
12/31/2020	$12,905	$12,351
1/31/2021	$12,826	$12,262
2/28/2021	$12,655	$12,085
3/31/2021	$12,549	$11,934
4/30/2021	$12,671	$12,028
5/31/2021	$12,741	$12,068
6/30/2021	$12,876	$12,152
7/31/2021	$12,998	$12,288
8/31/2021	$12,999	$12,265
9/30/2021	$12,920	$12,159
10/31/2021	$12,921	$12,155
11/30/2021	$12,921	$12,191
12/31/2021	$12,947	$12,160
1/31/2022	$12,674	$11,898
2/28/2022	$12,511	$11,765
3/31/2022	$12,253	$11,439
4/30/2022	$11,802	$11,005
5/31/2022	$11,779	$11,075
6/30/2022	$11,465	$10,902
7/31/2022	$11,775	$11,168
8/31/2022	$11,517	$10,853
9/30/2022	$11,020	$10,384
10/31/2022	$10,929	$10,249
11/30/2022	$11,272	$10,626
12/31/2022	$11,253	$10,578
1/31/2023	$11,642	$10,904
2/28/2023	$11,380	$10,622
3/31/2023	$11,603	$10,891
4/30/2023	$11,669	$10,957
5/31/2023	$11,550	$10,838
6/30/2023	$11,561	$10,799
7/31/2023	$11,557	$10,792
8/31/2023	$11,496	$10,723
9/30/2023	$11,203	$10,451
10/31/2023	$11,042	$10,286
11/30/2023	$11,522	$10,751
12/31/2023	$11,975	$11,163
1/31/2024	$11,943	$11,132
2/29/2024	$11,823	$10,975
3/31/2024	$11,942	$11,076
4/30/2024	$11,660	$10,797
5/31/2024	$11,841	$10,980
6/30/2024	$11,976	$11,084
7/31/2024	$12,202	$11,342
8/31/2024	$12,399	$11,505
9/30/2024	$12,565	$11,660
10/31/2024	$12,277	$11,370
11/30/2024	$12,414	$11,491
12/31/2024	$12,216	$11,303
1/31/2025	$12,293	$11,362
2/28/2025	$12,540	$11,612
3/31/2025	$12,525	$11,617
4/30/2025	$12,541	$11,663
5/31/2025	$12,494	$11,579
6/30/2025	$12,714	$11,757
7/31/2025	$12,698	$11,726
8/31/2025	$12,841	$11,866
9/30/2025	$13,000	$11,996
10/31/2025	$13,065	$12,071

Average Annual Total Returns

I3BF4	1 Year	5 Years	10 Years
Class I2	6.28%	0.80%	2.71%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	(0.24%)	1.90%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,410,431,631
Number of Portfolio Holdings	578
Portfolio Turnover Rate	59%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,573,014
Average MaturityFootnote Reference§	7.94 years
DurationFootnote Reference†	5.86 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	32.9%
AAA	15.0
AA	1.5
A	13.3
BBB	24.2
BB	8.5
B	2.4
CCC	0.3
Below CCC	0.1
NR (Not Rated)	0.7
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocation (Percentage of Net Assets)

Corporate Debt Securities	42.9%
U.S. Government Obligations	24.0
Asset-Backed Securities	11.6
Mortgage-Backed Securities	10.4
U.S. Government Agency Obligations	8.9
Commercial Paper	5.4
Repurchase Agreements	1.0
Foreign Government Obligations	1.0
Short-Term U.S. Government Obligation	0.5
Other Investment Company	0.2
Loan Assignments	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(5.9)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.6%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2055	2.1
U.S. Treasury Notes, 2.88%, 05/15/2032	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.2
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.1
MUFG Securities Canada Ltd, 4.31%, 01/22/2026	1.0
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.0
U.S. Treasury Bonds, 4.50%, 02/15/2044	0.9

Transamerica Bond

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Bond

Class I2

Annual Shareholder Report

Transamerica Bond

Class R

TAADX

October 31, 2025

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$104	1.01%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R shares at NAV returned 5.81%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, an overweight positioning around the 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts detracted from relative returns.

  At a sector level, an off-benchmark allocation to high yield corporate credit, selection within investment grade corporate credit and an underweight allocation to government securities were the largest relative return contributors.

  Selection in government securities detracted from relative returns given the Fund’s allocation to longer-duration Treasury securities in an effort to achieve the desired overall Fund duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

  Within corporate credit, selection in consumer non-cyclicals, technology and banking contributed the most to relative returns while allocations to communications and selection in finance companies and basic industry detracted.

  During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, and the team modestly increased allocations to the sector over the period when attractive entry points emerged due to market volatility. Notable sub-sector changes during the fiscal year included increases to REITs, insurance and banking and decreases to technology and energy.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Bond

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Bloomberg US Aggregate Bond Index
3/1/2022	$10,000	$10,000
3/31/2022	$9,746	$9,722
4/30/2022	$9,382	$9,353
5/31/2022	$9,357	$9,414
6/30/2022	$9,101	$9,266
7/31/2022	$9,343	$9,492
8/31/2022	$9,132	$9,224
9/30/2022	$8,743	$8,826
10/31/2022	$8,676	$8,711
11/30/2022	$8,949	$9,032
12/31/2022	$8,935	$8,991
1/31/2023	$9,231	$9,267
2/28/2023	$9,020	$9,028
3/31/2023	$9,194	$9,257
4/30/2023	$9,243	$9,313
5/31/2023	$9,143	$9,212
6/30/2023	$9,148	$9,179
7/31/2023	$9,141	$9,173
8/31/2023	$9,089	$9,114
9/30/2023	$8,853	$8,882
10/31/2023	$8,721	$8,742
11/30/2023	$9,098	$9,138
12/31/2023	$9,452	$9,488
1/31/2024	$9,423	$9,462
2/29/2024	$9,324	$9,328
3/31/2024	$9,414	$9,414
4/30/2024	$9,187	$9,177
5/31/2024	$9,325	$9,332
6/30/2024	$9,427	$9,420
7/31/2024	$9,601	$9,640
8/31/2024	$9,752	$9,779
9/30/2024	$9,866	$9,910
10/31/2024	$9,646	$9,664
11/30/2024	$9,749	$9,766
12/31/2024	$9,588	$9,607
1/31/2025	$9,644	$9,657
2/28/2025	$9,834	$9,870
3/31/2025	$9,818	$9,874
4/30/2025	$9,825	$9,912
5/31/2025	$9,784	$9,842
6/30/2025	$9,951	$9,993
7/31/2025	$9,935	$9,966
8/31/2025	$10,042	$10,086
9/30/2025	$10,161	$10,196
10/31/2025	$10,207	$10,259

Average Annual Total Returns

I3BF5	1 Year	Since Inception 3/1/22
Class R	5.81%	0.56%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	0.70%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,410,431,631
Number of Portfolio Holdings	578
Portfolio Turnover Rate	59%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,573,014
Average MaturityFootnote Reference§	7.94 years
DurationFootnote Reference†	5.86 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	32.9%
AAA	15.0
AA	1.5
A	13.3
BBB	24.2
BB	8.5
B	2.4
CCC	0.3
Below CCC	0.1
NR (Not Rated)	0.7
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocation (Percentage of Net Assets)

Corporate Debt Securities	42.9%
U.S. Government Obligations	24.0
Asset-Backed Securities	11.6
Mortgage-Backed Securities	10.4
U.S. Government Agency Obligations	8.9
Commercial Paper	5.4
Repurchase Agreements	1.0
Foreign Government Obligations	1.0
Short-Term U.S. Government Obligation	0.5
Other Investment Company	0.2
Loan Assignments	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(5.9)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.6%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2055	2.1
U.S. Treasury Notes, 2.88%, 05/15/2032	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.2
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.1
MUFG Securities Canada Ltd, 4.31%, 01/22/2026	1.0
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.0
U.S. Treasury Bonds, 4.50%, 02/15/2044	0.9

Transamerica Bond

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Bond

Class R

Annual Shareholder Report

Transamerica Bond

Class R6

TAFLX

October 31, 2025

Fund Overview

Transamerica Bond (the "Fund") seeks to provide high total return through a combination of current income and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$45	0.44%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 6.42%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, an overweight positioning around the 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts detracted from relative returns.

  At a sector level, an off-benchmark allocation to high yield corporate credit, selection within investment grade corporate credit and an underweight allocation to government securities were the largest relative return contributors.

  Selection in government securities detracted from relative returns given the Fund’s allocation to longer-duration Treasury securities in an effort to achieve the desired overall Fund duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

  Within corporate credit, selection in consumer non-cyclicals, technology and banking contributed the most to relative returns while allocations to communications and selection in finance companies and basic industry detracted.

  During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

  Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, and the team modestly increased allocations to the sector over the period when attractive entry points emerged due to market volatility. Notable sub-sector changes during the fiscal year included increases to REITs, insurance and banking and decreases to technology and energy.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Bond

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg US Aggregate Bond Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,954	$9,974
12/31/2015	$9,851	$9,941
1/31/2016	$9,854	$10,078
2/29/2016	$9,802	$10,150
3/31/2016	$9,989	$10,243
4/30/2016	$10,120	$10,282
5/31/2016	$10,175	$10,285
6/30/2016	$10,286	$10,469
7/31/2016	$10,397	$10,536
8/31/2016	$10,476	$10,524
9/30/2016	$10,524	$10,517
10/31/2016	$10,516	$10,437
11/30/2016	$10,380	$10,190
12/31/2016	$10,452	$10,205
1/31/2017	$10,521	$10,225
2/28/2017	$10,625	$10,293
3/31/2017	$10,640	$10,288
4/30/2017	$10,722	$10,367
5/31/2017	$10,818	$10,447
6/30/2017	$10,832	$10,437
7/31/2017	$10,904	$10,481
8/31/2017	$10,965	$10,575
10/31/2017	$11,005	$10,531
11/30/2017	$10,984	$10,518
12/31/2017	$11,011	$10,566
1/31/2018	$11,010	$10,444
2/28/2018	$10,927	$10,345
3/31/2018	$10,940	$10,412
4/30/2018	$10,917	$10,334
5/31/2018	$10,953	$10,408
6/30/2018	$10,931	$10,395
7/31/2018	$10,993	$10,398
8/31/2018	$11,031	$10,464
9/30/2018	$11,045	$10,397
10/31/2018	$10,972	$10,315
11/30/2018	$10,962	$10,377
12/31/2018	$10,976	$10,567
1/31/2019	$11,186	$10,679
2/28/2019	$11,248	$10,673
3/31/2019	$11,408	$10,878
4/30/2019	$11,444	$10,881
5/31/2019	$11,568	$11,074
6/30/2019	$11,742	$11,213
7/31/2019	$11,776	$11,238
8/31/2019	$11,999	$11,529
9/30/2019	$11,969	$11,468
10/31/2019	$12,014	$11,502
11/30/2019	$12,007	$11,496
12/31/2019	$12,039	$11,488
1/31/2020	$12,250	$11,709
2/29/2020	$12,370	$11,920
3/31/2020	$11,541	$11,850
4/30/2020	$11,921	$12,061
5/31/2020	$12,147	$12,117
6/30/2020	$12,345	$12,193
7/31/2020	$12,634	$12,375
8/31/2020	$12,609	$12,275
9/30/2020	$12,610	$12,269
10/31/2020	$12,544	$12,214
11/30/2020	$12,793	$12,334
12/31/2020	$12,892	$12,351
1/31/2021	$12,813	$12,262
2/28/2021	$12,655	$12,085
3/31/2021	$12,536	$11,934
4/30/2021	$12,671	$12,028
5/31/2021	$12,728	$12,068
6/30/2021	$12,863	$12,152
7/31/2021	$12,984	$12,288
8/31/2021	$12,986	$12,265
9/30/2021	$12,906	$12,159
10/31/2021	$12,908	$12,155
11/30/2021	$12,908	$12,191
12/31/2021	$12,934	$12,160
1/31/2022	$12,662	$11,898
2/28/2022	$12,498	$11,765
3/31/2022	$12,240	$11,439
4/30/2022	$11,789	$11,005
5/31/2022	$11,766	$11,075
6/30/2022	$11,453	$10,902
7/31/2022	$11,763	$11,168
8/31/2022	$11,505	$10,853
9/30/2022	$11,008	$10,384
10/31/2022	$10,916	$10,249
11/30/2022	$11,260	$10,626
12/31/2022	$11,240	$10,578
1/31/2023	$11,615	$10,904
2/28/2023	$11,367	$10,622
3/31/2023	$11,591	$10,891
4/30/2023	$11,657	$10,957
5/31/2023	$11,537	$10,838
6/30/2023	$11,548	$10,799
7/31/2023	$11,544	$10,792
8/31/2023	$11,483	$10,723
9/30/2023	$11,190	$10,451
10/31/2023	$11,029	$10,286
11/30/2023	$11,508	$10,751
12/31/2023	$11,961	$11,163
1/31/2024	$11,930	$11,132
2/29/2024	$11,810	$10,975
3/31/2024	$11,929	$11,076
4/30/2024	$11,647	$10,797
5/31/2024	$11,827	$10,980
6/30/2024	$11,963	$11,084
7/31/2024	$12,189	$11,342
8/31/2024	$12,386	$11,505
9/30/2024	$12,537	$11,660
10/31/2024	$12,263	$11,370
11/30/2024	$12,400	$11,491
12/31/2024	$12,202	$11,303
1/31/2025	$12,280	$11,362
2/28/2025	$12,526	$11,612
3/31/2025	$12,512	$11,617
4/30/2025	$12,527	$11,663
5/31/2025	$12,481	$11,579
6/30/2025	$12,700	$11,757
7/31/2025	$12,684	$11,726
8/31/2025	$12,827	$11,866
9/30/2025	$12,970	$11,996
10/31/2025	$13,050	$12,071

Average Annual Total Returns

I3BFB	1 Year	5 Years	10 Years
Class R6	6.42%	0.79%	2.70%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	(0.24%)	1.90%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$2,410,431,631
Number of Portfolio Holdings	578
Portfolio Turnover Rate	59%
Total Advisory Fees Paid (net of waivers and reimbursements)	$8,573,014
Average MaturityFootnote Reference§	7.94 years
DurationFootnote Reference†	5.86 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Bond

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	32.9%
AAA	15.0
AA	1.5
A	13.3
BBB	24.2
BB	8.5
B	2.4
CCC	0.3
Below CCC	0.1
NR (Not Rated)	0.7
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocation (Percentage of Net Assets)

Corporate Debt Securities	42.9%
U.S. Government Obligations	24.0
Asset-Backed Securities	11.6
Mortgage-Backed Securities	10.4
U.S. Government Agency Obligations	8.9
Commercial Paper	5.4
Repurchase Agreements	1.0
Foreign Government Obligations	1.0
Short-Term U.S. Government Obligation	0.5
Other Investment Company	0.2
Loan Assignments	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(5.9)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.6%
Uniform Mortgage-Backed Security, TBA, 2.00%, 11/01/2055	2.1
U.S. Treasury Notes, 2.88%, 05/15/2032	1.2
U.S. Treasury Bonds, 1.25%, 05/15/2050	1.2
Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	1.1
U.S. Treasury Bonds, 4.75%, 11/15/2043	1.1
U.S. Treasury Bonds, 2.38%, 02/15/2042	1.1
MUFG Securities Canada Ltd, 4.31%, 01/22/2026	1.0
U.S. Treasury Bonds, 3.50%, 02/15/2039	1.0
U.S. Treasury Bonds, 4.50%, 02/15/2044	0.9

Transamerica Bond

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Bond

Class R6

Annual Shareholder Report

Transamerica Capital Growth

Class A

IALAX

October 31, 2025

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$143	1.11%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 57.31%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Russell 1000® Growth Index, returned 30.52% over the same period.

  For the fiscal year ended October 31, 2025, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

  While tariffs remained a source of uncertainty and overall market volatility during the fiscal year, the latter months saw a shift toward a more dovish U.S. Federal Reserve stance, with expectations for additional interest rate cuts broadening through the fiscal year-end. Artificial intelligence optimism continued to drive market leadership, as enthusiasm for technology’s potential supported strong performance across several industries.

  For the fiscal year ended October 31, 2025, the Fund’s outperformance was primarily driven by favorable stock selection in the information technology, financials and health care sectors.

  Top contributing holdings included a web performance and security company, an enterprise analytics platform and bitcoin development company, a video game platform, a payments technology services platform, and a cloud data platform.

  The main detractors from relative performance were mixed stock selection in the communication services and industrials sectors and an overweight to the financial sector.

  The largest detracting holdings included a digital advertising software platform (sold during the fiscal year), a leading seller of used cars in the U.S. (sold during the fiscal year), a developer of internet connected sensor systems, a health care and industrial equipment manufacturer (sold during the fiscal year), and a cross-border e-commerce platform (sold during the fiscal year).

  The views expressed reflect the opinions of Morgan Stanley Investment Management Inc. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Capital Growth

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Russell 1000® Growth Index
10/31/2015	$9,452	$10,000	$10,000
11/30/2015	$9,776	$10,055	$10,028
12/31/2015	$9,741	$9,849	$9,881
1/31/2016	$8,754	$9,293	$9,329
2/29/2016	$8,530	$9,290	$9,325
3/31/2016	$9,182	$9,944	$9,954
4/30/2016	$9,163	$10,006	$9,863
5/31/2016	$9,390	$10,185	$10,055
6/30/2016	$9,313	$10,206	$10,015
7/31/2016	$9,910	$10,611	$10,488
8/31/2016	$9,976	$10,638	$10,436
9/30/2016	$10,273	$10,655	$10,474
10/31/2016	$9,903	$10,424	$10,228
11/30/2016	$9,644	$10,891	$10,451
12/31/2016	$9,441	$11,103	$10,580
1/31/2017	$10,430	$11,312	$10,937
2/28/2017	$10,637	$11,733	$11,391
3/31/2017	$10,990	$11,741	$11,523
4/30/2017	$11,470	$11,865	$11,786
5/31/2017	$12,210	$11,987	$12,093
6/30/2017	$12,092	$12,095	$12,061
7/31/2017	$12,478	$12,323	$12,381
8/31/2017	$12,812	$12,347	$12,608
9/30/2017	$12,652	$12,648	$12,772
10/31/2017	$13,335	$12,924	$13,267
11/30/2017	$13,599	$13,316	$13,670
12/31/2017	$13,585	$13,450	$13,777
1/31/2018	$14,918	$14,158	$14,752
2/28/2018	$15,097	$13,637	$14,366
3/31/2018	$14,906	$13,363	$13,972
4/30/2018	$14,894	$13,414	$14,020
5/31/2018	$15,862	$13,792	$14,635
6/30/2018	$16,117	$13,883	$14,776
7/31/2018	$16,077	$14,343	$15,210
8/31/2018	$17,468	$14,847	$16,041
9/30/2018	$17,311	$14,871	$16,131
10/31/2018	$15,538	$13,776	$14,688
11/30/2018	$15,694	$14,052	$14,844
12/31/2018	$14,492	$12,745	$13,568
1/31/2019	$16,225	$13,838	$14,788
2/28/2019	$16,955	$14,325	$15,317
3/31/2019	$17,174	$14,534	$15,753
4/30/2019	$17,867	$15,115	$16,464
5/31/2019	$17,247	$14,137	$15,424
6/30/2019	$18,433	$15,129	$16,484
7/31/2019	$18,536	$15,354	$16,856
8/31/2019	$17,648	$15,041	$16,727
9/30/2019	$16,371	$15,305	$16,729
10/31/2019	$16,377	$15,635	$17,200
11/30/2019	$17,788	$16,229	$17,964
12/31/2019	$17,620	$16,698	$18,506
1/31/2020	$18,729	$16,680	$18,919
2/29/2020	$18,642	$15,314	$17,631
3/31/2020	$16,908	$13,208	$15,896
4/30/2020	$20,424	$14,957	$18,249
5/31/2020	$24,141	$15,757	$19,474
6/30/2020	$26,682	$16,117	$20,322
7/31/2020	$29,419	$17,033	$21,885
8/31/2020	$31,845	$18,266	$24,144
9/30/2020	$32,269	$17,601	$23,008
10/31/2020	$30,998	$17,221	$22,226
11/30/2020	$36,861	$19,317	$24,502
12/31/2020	$37,287	$20,186	$25,629
1/31/2021	$37,816	$20,096	$25,439
2/28/2021	$39,709	$20,724	$25,433
3/31/2021	$36,383	$21,467	$25,870
4/30/2021	$38,057	$22,573	$27,630
5/31/2021	$37,054	$22,676	$27,248
6/30/2021	$41,518	$23,236	$28,958
7/31/2021	$41,532	$23,628	$29,912
8/31/2021	$42,450	$24,302	$31,030
9/30/2021	$39,801	$23,212	$29,293
10/31/2021	$42,867	$24,782	$31,830
11/30/2021	$41,433	$24,404	$32,024
12/31/2021	$36,943	$25,365	$32,701
1/31/2022	$28,740	$23,873	$29,895
2/28/2022	$28,418	$23,272	$28,625
3/31/2022	$26,975	$24,026	$29,745
4/30/2022	$20,868	$21,870	$26,153
5/31/2022	$17,297	$21,841	$25,545
6/30/2022	$15,837	$20,014	$23,521
7/31/2022	$17,984	$21,891	$26,344
8/31/2022	$18,306	$21,074	$25,117
9/30/2022	$16,389	$19,120	$22,675
10/31/2022	$16,805	$20,688	$24,001
11/30/2022	$16,372	$21,768	$25,094
12/31/2022	$14,633	$20,493	$23,173
1/31/2023	$17,220	$21,905	$25,105
2/28/2023	$16,491	$21,393	$24,807
3/31/2023	$17,084	$21,965	$26,502
4/30/2023	$16,024	$22,199	$26,764
5/31/2023	$17,704	$22,285	$27,984
6/30/2023	$19,239	$23,807	$29,897
7/31/2023	$20,944	$24,661	$30,904
8/31/2023	$19,019	$24,185	$30,627
9/30/2023	$17,950	$23,032	$28,961
10/31/2023	$16,219	$22,422	$28,549
11/30/2023	$19,214	$24,513	$31,661
12/31/2023	$21,555	$25,813	$33,063
1/31/2024	$20,240	$26,099	$33,888
2/29/2024	$22,624	$27,512	$36,200
3/31/2024	$23,099	$28,399	$36,837
4/30/2024	$20,902	$27,150	$35,275
5/31/2024	$20,478	$28,432	$37,386
6/30/2024	$21,597	$29,313	$39,907
7/31/2024	$21,860	$29,857	$39,229
8/31/2024	$23,370	$30,507	$40,046
9/30/2024	$24,778	$31,138	$41,180
10/31/2024	$26,450	$30,910	$41,044
11/30/2024	$32,498	$32,966	$43,706
12/31/2024	$31,022	$31,958	$44,092
1/31/2025	$34,016	$32,967	$44,964
2/28/2025	$31,726	$32,336	$43,349
3/31/2025	$27,824	$30,449	$39,697
4/30/2025	$30,224	$30,245	$40,400
5/31/2025	$34,474	$32,162	$43,975
6/30/2025	$36,807	$33,796	$46,778
7/31/2025	$37,520	$34,540	$48,544
8/31/2025	$38,572	$35,340	$49,087
9/30/2025	$41,218	$36,559	$51,695
10/31/2025	$41,608	$37,343	$53,572

Average Annual Total Returns

IBD91	1 Year	5 Years	10 Years
Class A with Load	48.68%	4.87%	15.32%
Class A	57.31%	6.06%	15.98%
Russell 3000®IndexFootnote Reference(a)	20.81%	16.74%	14.08%
Russell 1000® Growth IndexFootnote Reference(b)	30.52%	19.24%	18.28%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,737,235,840
Number of Portfolio Holdings	29
Portfolio Turnover Rate	74%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,473,900

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.2%
Consumer Discretionary	17.3
Financials	9.4
Health Care	7.4
Communication Services	5.8
Industrials	5.0
Repurchase Agreements	8.0
Other Investment Company	0.6
Purchased Options	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.7)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Capital Growth

Class A

Top Holdings (Percentage of Net Assets)

Cloudflare, Inc., Class A	14.8%
Tesla, Inc.	8.8
AppLovin Corp., Class A	6.6
Affirm Holdings, Inc.	6.0
ROBLOX Corp., Class A	5.8
Snowflake, Inc., Class A	5.0
Royalty Pharma PLC, Class A	4.7
Shopify, Inc., Class A	4.7
DoorDash, Inc., Class A	4.4
Strategy, Inc., Class A	4.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Capital Growth

Class A

Annual Shareholder Report

Transamerica Capital Growth

Class C

ILLLX

October 31, 2025

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$241	1.88%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 56.13%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Russell 1000® Growth Index, returned 30.52% over the same period.

  For the fiscal year ended October 31, 2025, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

  While tariffs remained a source of uncertainty and overall market volatility during the fiscal year, the latter months saw a shift toward a more dovish U.S. Federal Reserve stance, with expectations for additional interest rate cuts broadening through the fiscal year-end. Artificial intelligence optimism continued to drive market leadership, as enthusiasm for technology’s potential supported strong performance across several industries.

  For the fiscal year ended October 31, 2025, the Fund’s outperformance was primarily driven by favorable stock selection in the information technology, financials and health care sectors.

  Top contributing holdings included a web performance and security company, an enterprise analytics platform and bitcoin development company, a video game platform, a payments technology services platform, and a cloud data platform.

  The main detractors from relative performance were mixed stock selection in the communication services and industrials sectors and an overweight to the financial sector.

  The largest detracting holdings included a digital advertising software platform (sold during the fiscal year), a leading seller of used cars in the U.S. (sold during the fiscal year), a developer of internet connected sensor systems, a health care and industrial equipment manufacturer (sold during the fiscal year), and a cross-border e-commerce platform (sold during the fiscal year).

  The views expressed reflect the opinions of Morgan Stanley Investment Management Inc. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Capital Growth

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Russell 1000® Growth Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$10,339	$10,055	$10,028
12/31/2015	$10,296	$9,849	$9,881
1/31/2016	$9,246	$9,293	$9,329
2/29/2016	$9,006	$9,290	$9,325
3/31/2016	$9,690	$9,944	$9,954
4/30/2016	$9,658	$10,006	$9,863
5/31/2016	$9,894	$10,185	$10,055
6/30/2016	$9,806	$10,206	$10,015
7/31/2016	$10,430	$10,611	$10,488
8/31/2016	$10,491	$10,638	$10,436
9/30/2016	$10,796	$10,655	$10,474
10/31/2016	$10,403	$10,424	$10,228
11/30/2016	$10,125	$10,891	$10,451
12/31/2016	$9,903	$11,103	$10,580
1/31/2017	$10,936	$11,312	$10,937
2/28/2017	$11,146	$11,733	$11,391
3/31/2017	$11,508	$11,741	$11,523
4/30/2017	$12,010	$11,865	$11,786
5/31/2017	$12,769	$11,987	$12,093
6/30/2017	$12,640	$12,095	$12,061
7/31/2017	$13,031	$12,323	$12,381
8/31/2017	$13,376	$12,347	$12,608
10/31/2017	$13,907	$12,924	$13,267
11/30/2017	$14,175	$13,316	$13,670
12/31/2017	$14,152	$13,450	$13,777
1/31/2018	$15,527	$14,158	$14,752
2/28/2018	$15,707	$13,637	$14,366
3/31/2018	$15,497	$13,363	$13,972
4/30/2018	$15,474	$13,414	$14,020
5/31/2018	$16,466	$13,792	$14,635
6/30/2018	$16,721	$13,883	$14,776
7/31/2018	$16,669	$14,343	$15,210
8/31/2018	$18,104	$14,847	$16,041
9/30/2018	$17,931	$14,871	$16,131
10/31/2018	$16,083	$13,776	$14,688
11/30/2018	$16,233	$14,052	$14,844
12/31/2018	$14,982	$12,745	$13,568
1/31/2019	$16,762	$13,838	$14,788
2/28/2019	$17,505	$14,325	$15,317
3/31/2019	$17,720	$14,534	$15,753
4/30/2019	$18,423	$15,115	$16,464
5/31/2019	$17,776	$14,137	$15,424
6/30/2019	$18,982	$15,129	$16,484
7/31/2019	$19,077	$15,354	$16,856
8/31/2019	$18,151	$15,041	$16,727
9/30/2019	$16,826	$15,305	$16,729
10/31/2019	$16,818	$15,635	$17,200
11/30/2019	$18,263	$16,229	$17,964
12/31/2019	$18,083	$16,698	$18,506
1/31/2020	$19,201	$16,680	$18,919
2/29/2020	$19,101	$15,314	$17,631
3/31/2020	$17,310	$13,208	$15,896
4/30/2020	$20,901	$14,957	$18,249
5/31/2020	$24,692	$15,757	$19,474
6/30/2020	$27,274	$16,117	$20,322
7/31/2020	$30,056	$17,033	$21,885
8/31/2020	$32,511	$18,266	$24,144
9/30/2020	$32,920	$17,601	$23,008
10/31/2020	$31,611	$17,221	$22,226
11/30/2020	$37,557	$19,317	$24,502
12/31/2020	$37,969	$20,186	$25,629
1/31/2021	$38,484	$20,096	$25,439
2/28/2021	$40,387	$20,724	$25,433
3/31/2021	$36,978	$21,467	$25,870
4/30/2021	$38,658	$22,573	$27,630
5/31/2021	$37,619	$22,676	$27,248
6/30/2021	$42,126	$23,236	$28,958
7/31/2021	$42,107	$23,628	$29,912
8/31/2021	$43,010	$24,302	$31,030
9/30/2021	$40,300	$23,212	$29,293
10/31/2021	$43,379	$24,782	$31,830
11/30/2021	$41,903	$24,404	$32,024
12/31/2021	$37,337	$25,365	$32,701
1/31/2022	$29,025	$23,873	$29,895
2/28/2022	$28,685	$23,272	$28,625
3/31/2022	$27,214	$24,026	$29,745
4/30/2022	$21,039	$21,870	$26,153
5/31/2022	$17,417	$21,841	$25,545
6/30/2022	$15,933	$20,014	$23,521
7/31/2022	$18,084	$21,891	$26,344
8/31/2022	$18,398	$21,074	$25,117
9/30/2022	$16,462	$19,120	$22,675
10/31/2022	$16,864	$20,688	$24,001
11/30/2022	$16,424	$21,768	$25,094
12/31/2022	$14,663	$20,493	$23,173
1/31/2023	$17,254	$21,905	$25,105
2/28/2023	$16,512	$21,393	$24,807
3/31/2023	$17,103	$21,965	$26,502
4/30/2023	$16,022	$22,199	$26,764
5/31/2023	$17,694	$22,285	$27,984
6/30/2023	$19,216	$23,807	$29,897
7/31/2023	$20,901	$24,661	$30,904
8/31/2023	$18,977	$24,185	$30,627
9/30/2023	$17,895	$23,032	$28,961
10/31/2023	$16,160	$22,422	$28,549
11/30/2023	$19,128	$24,513	$31,661
12/31/2023	$21,442	$25,813	$33,063
1/31/2024	$20,121	$26,099	$33,888
2/29/2024	$22,485	$27,512	$36,200
3/31/2024	$22,938	$28,399	$36,837
4/30/2024	$20,750	$27,150	$35,275
5/31/2024	$20,310	$28,432	$37,386
6/30/2024	$21,404	$29,313	$39,907
7/31/2024	$21,655	$29,857	$39,229
8/31/2024	$23,127	$30,507	$40,046
9/30/2024	$24,510	$31,138	$41,180
10/31/2024	$26,145	$30,910	$41,044
11/30/2024	$32,106	$32,966	$43,706
12/31/2024	$30,622	$31,958	$44,092
1/31/2025	$33,565	$32,967	$44,964
2/28/2025	$31,288	$32,336	$43,349
3/31/2025	$27,415	$30,449	$39,697
4/30/2025	$29,767	$30,245	$40,400
5/31/2025	$33,929	$32,162	$43,975
6/30/2025	$36,206	$33,796	$46,778
7/31/2025	$36,872	$34,540	$48,544
8/31/2025	$37,878	$35,340	$49,087
9/30/2025	$40,469	$36,559	$51,695
10/31/2025	$40,821	$37,343	$53,572

Average Annual Total Returns

IBD93	1 Year	5 Years	10 Years
Class C with Load	55.13%	5.25%	15.10%
Class C	56.13%	5.25%	15.10%
Russell 3000®IndexFootnote Reference(a)	20.81%	16.74%	14.08%
Russell 1000® Growth IndexFootnote Reference(b)	30.52%	19.24%	18.28%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,737,235,840
Number of Portfolio Holdings	29
Portfolio Turnover Rate	74%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,473,900

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.2%
Consumer Discretionary	17.3
Financials	9.4
Health Care	7.4
Communication Services	5.8
Industrials	5.0
Repurchase Agreements	8.0
Other Investment Company	0.6
Purchased Options	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.7)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Capital Growth

Class C

Top Holdings (Percentage of Net Assets)

Cloudflare, Inc., Class A	14.8%
Tesla, Inc.	8.8
AppLovin Corp., Class A	6.6
Affirm Holdings, Inc.	6.0
ROBLOX Corp., Class A	5.8
Snowflake, Inc., Class A	5.0
Royalty Pharma PLC, Class A	4.7
Shopify, Inc., Class A	4.7
DoorDash, Inc., Class A	4.4
Strategy, Inc., Class A	4.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Capital Growth

Class C

Annual Shareholder Report

Transamerica Capital Growth

Class I

TFOIX

October 31, 2025

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$106	0.82%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 57.73%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Russell 1000® Growth Index, returned 30.52% over the same period.

  For the fiscal year ended October 31, 2025, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

  While tariffs remained a source of uncertainty and overall market volatility during the fiscal year, the latter months saw a shift toward a more dovish U.S. Federal Reserve stance, with expectations for additional interest rate cuts broadening through the fiscal year-end. Artificial intelligence optimism continued to drive market leadership, as enthusiasm for technology’s potential supported strong performance across several industries.

  For the fiscal year ended October 31, 2025, the Fund’s outperformance was primarily driven by favorable stock selection in the information technology, financials and health care sectors.

  Top contributing holdings included a web performance and security company, an enterprise analytics platform and bitcoin development company, a video game platform, a payments technology services platform, and a cloud data platform.

  The main detractors from relative performance were mixed stock selection in the communication services and industrials sectors and an overweight to the financial sector.

  The largest detracting holdings included a digital advertising software platform (sold during the fiscal year), a leading seller of used cars in the U.S. (sold during the fiscal year), a developer of internet connected sensor systems, a health care and industrial equipment manufacturer (sold during the fiscal year), and a cross-border e-commerce platform (sold during the fiscal year).

  The views expressed reflect the opinions of Morgan Stanley Investment Management Inc. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Capital Growth

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Russell 1000® Growth Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$10,347	$10,055	$10,028
12/31/2015	$10,314	$9,849	$9,881
1/31/2016	$9,268	$9,293	$9,329
2/29/2016	$9,034	$9,290	$9,325
3/31/2016	$9,730	$9,944	$9,954
4/30/2016	$9,706	$10,006	$9,863
5/31/2016	$9,952	$10,185	$10,055
6/30/2016	$9,873	$10,206	$10,015
7/31/2016	$10,509	$10,611	$10,488
8/31/2016	$10,580	$10,638	$10,436
9/30/2016	$10,899	$10,655	$10,474
10/31/2016	$10,509	$10,424	$10,228
11/30/2016	$10,235	$10,891	$10,451
12/31/2016	$10,020	$11,103	$10,580
1/31/2017	$11,072	$11,312	$10,937
2/28/2017	$11,299	$11,733	$11,391
3/31/2017	$11,671	$11,741	$11,523
4/30/2017	$12,187	$11,865	$11,786
5/31/2017	$12,974	$11,987	$12,093
6/30/2017	$12,853	$12,095	$12,061
7/31/2017	$13,264	$12,323	$12,381
8/31/2017	$13,626	$12,347	$12,608
10/31/2017	$14,190	$12,924	$13,267
11/30/2017	$14,475	$13,316	$13,670
12/31/2017	$14,462	$13,450	$13,777
1/31/2018	$15,881	$14,158	$14,752
2/28/2018	$16,076	$13,637	$14,366
3/31/2018	$15,875	$13,363	$13,972
4/30/2018	$15,863	$13,414	$14,020
5/31/2018	$16,900	$13,792	$14,635
6/30/2018	$17,177	$13,883	$14,776
7/31/2018	$17,136	$14,343	$15,210
8/31/2018	$18,620	$14,847	$16,041
9/30/2018	$18,461	$14,871	$16,131
10/31/2018	$16,570	$13,776	$14,688
11/30/2018	$16,741	$14,052	$14,844
12/31/2018	$15,466	$12,745	$13,568
1/31/2019	$17,316	$13,838	$14,788
2/28/2019	$18,100	$14,325	$15,317
3/31/2019	$18,340	$14,534	$15,753
4/30/2019	$19,086	$15,115	$16,464
5/31/2019	$18,426	$14,137	$15,424
6/30/2019	$19,697	$15,129	$16,484
7/31/2019	$19,814	$15,354	$16,856
8/31/2019	$18,864	$15,041	$16,727
9/30/2019	$17,508	$15,305	$16,729
10/31/2019	$17,514	$15,635	$17,200
11/30/2019	$19,025	$16,229	$17,964
12/31/2019	$18,854	$16,698	$18,506
1/31/2020	$20,041	$16,680	$18,919
2/29/2020	$19,953	$15,314	$17,631
3/31/2020	$18,102	$13,208	$15,896
4/30/2020	$21,871	$14,957	$18,249
5/31/2020	$25,858	$15,757	$19,474
6/30/2020	$28,590	$16,117	$20,322
7/31/2020	$31,526	$17,033	$21,885
8/31/2020	$34,129	$18,266	$24,144
9/30/2020	$34,590	$17,601	$23,008
10/31/2020	$33,234	$17,221	$22,226
11/30/2020	$39,526	$19,317	$24,502
12/31/2020	$39,990	$20,186	$25,629
1/31/2021	$40,565	$20,096	$25,439
2/28/2021	$42,603	$20,724	$25,433
3/31/2021	$39,045	$21,467	$25,870
4/30/2021	$40,849	$22,573	$27,630
5/31/2021	$39,777	$22,676	$27,248
6/30/2021	$44,577	$23,236	$28,958
7/31/2021	$44,599	$23,628	$29,912
8/31/2021	$45,593	$24,302	$31,030
9/30/2021	$42,759	$23,212	$29,293
10/31/2021	$46,054	$24,782	$31,830
11/30/2021	$44,528	$24,404	$32,024
12/31/2021	$39,708	$25,365	$32,701
1/31/2022	$30,892	$23,873	$29,895
2/28/2022	$30,555	$23,272	$28,625
3/31/2022	$29,015	$24,026	$29,745
4/30/2022	$22,472	$21,870	$26,153
5/31/2022	$18,633	$21,841	$25,545
6/30/2022	$17,067	$20,014	$23,521
7/31/2022	$19,391	$21,891	$26,344
8/31/2022	$19,736	$21,074	$25,117
9/30/2022	$17,673	$19,120	$22,675
10/31/2022	$18,132	$20,688	$24,001
11/30/2022	$17,676	$21,768	$25,094
12/31/2022	$15,803	$20,493	$23,173
1/31/2023	$18,596	$21,905	$25,105
2/28/2023	$17,811	$21,393	$24,807
3/31/2023	$18,461	$21,965	$26,502
4/30/2023	$17,322	$22,199	$26,764
5/31/2023	$19,144	$22,285	$27,984
6/30/2023	$20,798	$23,807	$29,897
7/31/2023	$22,654	$24,661	$30,904
8/31/2023	$20,578	$24,185	$30,627
9/30/2023	$19,422	$23,032	$28,961
10/31/2023	$17,558	$22,422	$28,549
11/30/2023	$20,806	$24,513	$31,661
12/31/2023	$23,346	$25,813	$33,063
1/31/2024	$21,928	$26,099	$33,888
2/29/2024	$24,519	$27,512	$36,200
3/31/2024	$25,042	$28,399	$36,837
4/30/2024	$22,662	$27,150	$35,275
5/31/2024	$22,207	$28,432	$37,386
6/30/2024	$23,422	$29,313	$39,907
7/31/2024	$23,717	$29,857	$39,229
8/31/2024	$25,362	$30,507	$40,046
9/30/2024	$26,898	$31,138	$41,180
10/31/2024	$28,720	$30,910	$41,044
11/30/2024	$35,293	$32,966	$43,706
12/31/2024	$33,698	$31,958	$44,092
1/31/2025	$36,955	$32,967	$44,964
2/28/2025	$34,474	$32,336	$43,349
3/31/2025	$30,247	$30,449	$39,697
4/30/2025	$32,863	$30,245	$40,400
5/31/2025	$37,487	$32,162	$43,975
6/30/2025	$40,035	$33,796	$46,778
7/31/2025	$40,819	$34,540	$48,544
8/31/2025	$41,975	$35,340	$49,087
9/30/2025	$44,869	$36,559	$51,695
10/31/2025	$45,299	$37,343	$53,572

Average Annual Total Returns

IBD98	1 Year	5 Years	10 Years
Class I	57.73%	6.39%	16.31%
Russell 3000®IndexFootnote Reference(a)	20.81%	16.74%	14.08%
Russell 1000® Growth IndexFootnote Reference(b)	30.52%	19.24%	18.28%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,737,235,840
Number of Portfolio Holdings	29
Portfolio Turnover Rate	74%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,473,900

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.2%
Consumer Discretionary	17.3
Financials	9.4
Health Care	7.4
Communication Services	5.8
Industrials	5.0
Repurchase Agreements	8.0
Other Investment Company	0.6
Purchased Options	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.7)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Capital Growth

Class I

Top Holdings (Percentage of Net Assets)

Cloudflare, Inc., Class A	14.8%
Tesla, Inc.	8.8
AppLovin Corp., Class A	6.6
Affirm Holdings, Inc.	6.0
ROBLOX Corp., Class A	5.8
Snowflake, Inc., Class A	5.0
Royalty Pharma PLC, Class A	4.7
Shopify, Inc., Class A	4.7
DoorDash, Inc., Class A	4.4
Strategy, Inc., Class A	4.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Capital Growth

Class I

Annual Shareholder Report

Transamerica Capital Growth

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$94	0.73%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 57.99%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Russell 1000® Growth Index, returned 30.52% over the same period.

  For the fiscal year ended October 31, 2025, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

  While tariffs remained a source of uncertainty and overall market volatility during the fiscal year, the latter months saw a shift toward a more dovish U.S. Federal Reserve stance, with expectations for additional interest rate cuts broadening through the fiscal year-end. Artificial intelligence optimism continued to drive market leadership, as enthusiasm for technology’s potential supported strong performance across several industries.

  For the fiscal year ended October 31, 2025, the Fund’s outperformance was primarily driven by favorable stock selection in the information technology, financials and health care sectors.

  Top contributing holdings included a web performance and security company, an enterprise analytics platform and bitcoin development company, a video game platform, a payments technology services platform, and a cloud data platform.

  The main detractors from relative performance were mixed stock selection in the communication services and industrials sectors and an overweight to the financial sector.

  The largest detracting holdings included a digital advertising software platform (sold during the fiscal year), a leading seller of used cars in the U.S. (sold during the fiscal year), a developer of internet connected sensor systems, a health care and industrial equipment manufacturer (sold during the fiscal year), and a cross-border e-commerce platform (sold during the fiscal year).

  The views expressed reflect the opinions of Morgan Stanley Investment Management Inc. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Capital Growth

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Russell 1000® Growth Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$10,351	$10,055	$10,028
12/31/2015	$10,320	$9,849	$9,881
1/31/2016	$9,275	$9,293	$9,329
2/29/2016	$9,040	$9,290	$9,325
3/31/2016	$9,734	$9,944	$9,954
4/30/2016	$9,716	$10,006	$9,863
5/31/2016	$9,963	$10,185	$10,055
6/30/2016	$9,885	$10,206	$10,015
7/31/2016	$10,519	$10,611	$10,488
8/31/2016	$10,591	$10,638	$10,436
9/30/2016	$10,911	$10,655	$10,474
10/31/2016	$10,525	$10,424	$10,228
11/30/2016	$10,247	$10,891	$10,451
12/31/2016	$10,037	$11,103	$10,580
1/31/2017	$11,092	$11,312	$10,937
2/28/2017	$11,323	$11,733	$11,391
3/31/2017	$11,694	$11,741	$11,523
4/30/2017	$12,213	$11,865	$11,786
5/31/2017	$13,004	$11,987	$12,093
6/30/2017	$12,880	$12,095	$12,061
7/31/2017	$13,292	$12,323	$12,381
8/31/2017	$13,655	$12,347	$12,608
10/31/2017	$14,224	$12,924	$13,267
11/30/2017	$14,512	$13,316	$13,670
12/31/2017	$14,497	$13,450	$13,777
1/31/2018	$15,925	$14,158	$14,752
2/28/2018	$16,127	$13,637	$14,366
3/31/2018	$15,925	$13,363	$13,972
4/30/2018	$15,913	$13,414	$14,020
5/31/2018	$16,949	$13,792	$14,635
6/30/2018	$17,234	$13,883	$14,776
7/31/2018	$17,199	$14,343	$15,210
8/31/2018	$18,686	$14,847	$16,041
9/30/2018	$18,532	$14,871	$16,131
10/31/2018	$16,627	$13,776	$14,688
11/30/2018	$16,806	$14,052	$14,844
12/31/2018	$15,527	$12,745	$13,568
1/31/2019	$17,385	$13,838	$14,788
2/28/2019	$18,170	$14,325	$15,317
3/31/2019	$18,418	$14,534	$15,753
4/30/2019	$19,164	$15,115	$16,464
5/31/2019	$18,510	$14,137	$15,424
6/30/2019	$19,779	$15,129	$16,484
7/31/2019	$19,897	$15,354	$16,856
8/31/2019	$18,955	$15,041	$16,727
9/30/2019	$17,581	$15,305	$16,729
10/31/2019	$17,594	$15,635	$17,200
11/30/2019	$19,125	$16,229	$17,964
12/31/2019	$18,947	$16,698	$18,506
1/31/2020	$20,144	$16,680	$18,919
2/29/2020	$20,063	$15,314	$17,631
3/31/2020	$18,204	$13,208	$15,896
4/30/2020	$21,987	$14,957	$18,249
5/31/2020	$25,996	$15,757	$19,474
6/30/2020	$28,744	$16,117	$20,322
7/31/2020	$31,703	$17,033	$21,885
8/31/2020	$34,322	$18,266	$24,144
9/30/2020	$34,791	$17,601	$23,008
10/31/2020	$33,433	$17,221	$22,226
11/30/2020	$39,754	$19,317	$24,502
12/31/2020	$40,229	$20,186	$25,629
1/31/2021	$40,808	$20,096	$25,439
2/28/2021	$42,873	$20,724	$25,433
3/31/2021	$39,287	$21,467	$25,870
4/30/2021	$41,098	$22,573	$27,630
5/31/2021	$40,029	$22,676	$27,248
6/30/2021	$44,866	$23,236	$28,958
7/31/2021	$44,902	$23,628	$29,912
8/31/2021	$45,898	$24,302	$31,030
9/30/2021	$43,054	$23,212	$29,293
10/31/2021	$46,369	$24,782	$31,830
11/30/2021	$44,829	$24,404	$32,024
12/31/2021	$39,981	$25,365	$32,701
1/31/2022	$31,126	$23,873	$29,895
2/28/2022	$30,796	$23,272	$28,625
3/31/2022	$29,235	$24,026	$29,745
4/30/2022	$22,602	$21,870	$26,153
5/31/2022	$18,760	$21,841	$25,545
6/30/2022	$17,169	$20,014	$23,521
7/31/2022	$19,510	$21,891	$26,344
8/31/2022	$19,870	$21,074	$25,117
9/30/2022	$17,799	$19,120	$22,675
10/31/2022	$18,249	$20,688	$24,001
11/30/2022	$17,769	$21,768	$25,094
12/31/2022	$15,908	$20,493	$23,173
1/31/2023	$18,730	$21,905	$25,105
2/28/2023	$17,919	$21,393	$24,807
3/31/2023	$18,580	$21,965	$26,502
4/30/2023	$17,439	$22,199	$26,764
5/31/2023	$19,270	$22,285	$27,984
6/30/2023	$20,951	$23,807	$29,897
7/31/2023	$22,812	$24,661	$30,904
8/31/2023	$20,711	$24,185	$30,627
9/30/2023	$19,570	$23,032	$28,961
10/31/2023	$17,679	$22,422	$28,549
11/30/2023	$20,951	$24,513	$31,661
12/31/2023	$23,502	$25,813	$33,063
1/31/2024	$22,091	$26,099	$33,888
2/29/2024	$24,703	$27,512	$36,200
3/31/2024	$25,213	$28,399	$36,837
4/30/2024	$22,842	$27,150	$35,275
5/31/2024	$22,362	$28,432	$37,386
6/30/2024	$23,592	$29,313	$39,907
7/31/2024	$23,892	$29,857	$39,229
8/31/2024	$25,543	$30,507	$40,046
9/30/2024	$27,104	$31,138	$41,180
10/31/2024	$28,935	$30,910	$41,044
11/30/2024	$35,568	$32,966	$43,706
12/31/2024	$33,978	$31,958	$44,092
1/31/2025	$37,249	$32,967	$44,964
2/28/2025	$34,758	$32,336	$43,349
3/31/2025	$30,496	$30,449	$39,697
4/30/2025	$33,137	$30,245	$40,400
5/31/2025	$37,789	$32,162	$43,975
6/30/2025	$40,371	$33,796	$46,778
7/31/2025	$41,181	$34,540	$48,544
8/31/2025	$42,322	$35,340	$49,087
9/30/2025	$45,263	$36,559	$51,695
10/31/2025	$45,714	$37,343	$53,572

Average Annual Total Returns

IBD94	1 Year	5 Years	10 Years
Class I2	57.99%	6.46%	16.41%
Russell 3000®IndexFootnote Reference(a)	20.81%	16.74%	14.08%
Russell 1000® Growth IndexFootnote Reference(b)	30.52%	19.24%	18.28%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,737,235,840
Number of Portfolio Holdings	29
Portfolio Turnover Rate	74%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,473,900

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.2%
Consumer Discretionary	17.3
Financials	9.4
Health Care	7.4
Communication Services	5.8
Industrials	5.0
Repurchase Agreements	8.0
Other Investment Company	0.6
Purchased Options	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.7)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Capital Growth

Class I2

Top Holdings (Percentage of Net Assets)

Cloudflare, Inc., Class A	14.8%
Tesla, Inc.	8.8
AppLovin Corp., Class A	6.6
Affirm Holdings, Inc.	6.0
ROBLOX Corp., Class A	5.8
Snowflake, Inc., Class A	5.0
Royalty Pharma PLC, Class A	4.7
Shopify, Inc., Class A	4.7
DoorDash, Inc., Class A	4.4
Strategy, Inc., Class A	4.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Capital Growth

Class I2

Annual Shareholder Report

Transamerica Capital Growth

Class R

TAAEX

October 31, 2025

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$181	1.41%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R shares at NAV returned 56.82%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Russell 1000® Growth Index, returned 30.52% over the same period.

  For the fiscal year ended October 31, 2025, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

  While tariffs remained a source of uncertainty and overall market volatility during the fiscal year, the latter months saw a shift toward a more dovish U.S. Federal Reserve stance, with expectations for additional interest rate cuts broadening through the fiscal year-end. Artificial intelligence optimism continued to drive market leadership, as enthusiasm for technology’s potential supported strong performance across several industries.

  For the fiscal year ended October 31, 2025, the Fund’s outperformance was primarily driven by favorable stock selection in the information technology, financials and health care sectors.

  Top contributing holdings included a web performance and security company, an enterprise analytics platform and bitcoin development company, a video game platform, a payments technology services platform, and a cloud data platform.

  The main detractors from relative performance were mixed stock selection in the communication services and industrials sectors and an overweight to the financial sector.

  The largest detracting holdings included a digital advertising software platform (sold during the fiscal year), a leading seller of used cars in the U.S. (sold during the fiscal year), a developer of internet connected sensor systems, a health care and industrial equipment manufacturer (sold during the fiscal year), and a cross-border e-commerce platform (sold during the fiscal year).

  The views expressed reflect the opinions of Morgan Stanley Investment Management Inc. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Capital Growth

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Russell 3000® Index	Russell 1000® Growth Index
3/1/2022	$10,000	$10,000	$10,000
3/31/2022	$9,731	$10,324	$10,391
4/30/2022	$7,524	$9,398	$9,136
5/31/2022	$6,236	$9,385	$8,924
6/30/2022	$5,710	$8,600	$8,217
7/31/2022	$6,484	$9,407	$9,203
8/31/2022	$6,594	$9,056	$8,775
9/30/2022	$5,909	$8,216	$7,922
10/31/2022	$6,068	$8,890	$8,385
11/30/2022	$5,909	$9,354	$8,767
12/31/2022	$5,282	$8,806	$8,095
1/31/2023	$6,218	$9,413	$8,770
2/28/2023	$5,952	$9,193	$8,666
3/31/2023	$6,163	$9,439	$9,258
4/30/2023	$5,777	$9,539	$9,350
5/31/2023	$6,383	$9,576	$9,776
6/30/2023	$6,931	$10,230	$10,444
7/31/2023	$7,546	$10,597	$10,796
8/31/2023	$6,851	$10,392	$10,699
9/30/2023	$6,463	$9,897	$10,117
10/31/2023	$5,838	$9,635	$9,973
11/30/2023	$6,916	$10,533	$11,061
12/31/2023	$7,757	$11,092	$11,550
1/31/2024	$7,283	$11,215	$11,839
2/29/2024	$8,136	$11,822	$12,646
3/31/2024	$8,308	$12,203	$12,869
4/30/2024	$7,515	$11,666	$12,323
5/31/2024	$7,359	$12,218	$13,061
6/30/2024	$7,760	$12,596	$13,941
7/31/2024	$7,852	$12,830	$13,704
8/31/2024	$8,394	$13,109	$13,990
9/30/2024	$8,895	$13,380	$14,386
10/31/2024	$9,495	$13,282	$14,338
11/30/2024	$11,665	$14,166	$15,268
12/31/2024	$11,129	$13,733	$15,403
1/31/2025	$12,200	$14,166	$15,708
2/28/2025	$11,377	$13,895	$15,144
3/31/2025	$9,976	$13,084	$13,868
4/30/2025	$10,832	$12,997	$14,113
5/31/2025	$12,353	$13,820	$15,362
6/30/2025	$13,185	$14,522	$16,342
7/31/2025	$13,436	$14,842	$16,959
8/31/2025	$13,810	$15,186	$17,148
9/30/2025	$14,755	$15,710	$18,059
10/31/2025	$14,890	$16,047	$18,715

Average Annual Total Returns

IBD95	1 Year	Since Inception 3/1/22
Class R	56.82%	11.45%
Russell 3000®IndexFootnote Reference(a)	20.81%	13.75%
Russell 1000® Growth IndexFootnote Reference(b)	30.52%	18.62%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,737,235,840
Number of Portfolio Holdings	29
Portfolio Turnover Rate	74%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,473,900

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.2%
Consumer Discretionary	17.3
Financials	9.4
Health Care	7.4
Communication Services	5.8
Industrials	5.0
Repurchase Agreements	8.0
Other Investment Company	0.6
Purchased Options	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.7)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Capital Growth

Class R

Top Holdings (Percentage of Net Assets)

Cloudflare, Inc., Class A	14.8%
Tesla, Inc.	8.8
AppLovin Corp., Class A	6.6
Affirm Holdings, Inc.	6.0
ROBLOX Corp., Class A	5.8
Snowflake, Inc., Class A	5.0
Royalty Pharma PLC, Class A	4.7
Shopify, Inc., Class A	4.7
DoorDash, Inc., Class A	4.4
Strategy, Inc., Class A	4.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Capital Growth

Class R

Annual Shareholder Report

Transamerica Capital Growth

Class R6

TCPWX

October 31, 2025

Fund Overview

Transamerica Capital Growth (the "Fund") seeks to maximize long-term growth. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$95	0.74%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 57.82%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Russell 1000® Growth Index, returned 30.52% over the same period.

  For the fiscal year ended October 31, 2025, the Fund outperformed the Russell 1000® Growth Index, a benchmark of the Fund.

  While tariffs remained a source of uncertainty and overall market volatility during the fiscal year, the latter months saw a shift toward a more dovish U.S. Federal Reserve stance, with expectations for additional interest rate cuts broadening through the fiscal year-end. Artificial intelligence optimism continued to drive market leadership, as enthusiasm for technology’s potential supported strong performance across several industries.

  For the fiscal year ended October 31, 2025, the Fund’s outperformance was primarily driven by favorable stock selection in the information technology, financials and health care sectors.

  Top contributing holdings included a web performance and security company, an enterprise analytics platform and bitcoin development company, a video game platform, a payments technology services platform, and a cloud data platform.

  The main detractors from relative performance were mixed stock selection in the communication services and industrials sectors and an overweight to the financial sector.

  The largest detracting holdings included a digital advertising software platform (sold during the fiscal year), a leading seller of used cars in the U.S. (sold during the fiscal year), a developer of internet connected sensor systems, a health care and industrial equipment manufacturer (sold during the fiscal year), and a cross-border e-commerce platform (sold during the fiscal year).

  The views expressed reflect the opinions of Morgan Stanley Investment Management Inc. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Capital Growth

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Russell 3000® Index	Russell 1000® Growth Index
10/18/2019	$10,000	$10,000	$10,000
10/31/2019	$10,060	$10,134	$10,114
11/30/2019	$10,935	$10,520	$10,563
12/31/2019	$10,834	$10,823	$10,882
1/31/2020	$11,518	$10,812	$11,125
2/29/2020	$11,471	$9,926	$10,367
3/31/2020	$10,408	$8,561	$9,348
4/30/2020	$12,571	$9,695	$10,731
5/31/2020	$14,864	$10,214	$11,451
6/30/2020	$16,435	$10,447	$11,950
7/31/2020	$18,127	$11,040	$12,869
8/31/2020	$19,624	$11,840	$14,197
9/30/2020	$19,892	$11,409	$13,529
10/31/2020	$19,116	$11,163	$13,070
11/30/2020	$22,730	$12,521	$14,408
12/31/2020	$23,001	$13,084	$15,071
1/31/2021	$23,333	$13,026	$14,959
2/28/2021	$24,503	$13,433	$14,956
3/31/2021	$22,463	$13,915	$15,212
4/30/2021	$23,499	$14,632	$16,248
5/31/2021	$22,888	$14,699	$16,023
6/30/2021	$25,653	$15,061	$17,028
7/31/2021	$25,663	$15,316	$17,589
8/31/2021	$26,243	$15,753	$18,247
9/30/2021	$24,607	$15,046	$17,225
10/31/2021	$26,512	$16,063	$18,717
11/30/2021	$25,632	$15,819	$18,831
12/31/2021	$22,860	$16,442	$19,229
1/31/2022	$17,797	$15,474	$17,579
2/28/2022	$17,591	$15,085	$16,832
3/31/2022	$16,716	$15,574	$17,491
4/30/2022	$12,923	$14,176	$15,379
5/31/2022	$10,726	$14,157	$15,021
6/30/2022	$9,817	$12,973	$13,831
7/31/2022	$11,155	$14,190	$15,491
8/31/2022	$11,361	$13,660	$14,770
9/30/2022	$10,177	$12,394	$13,334
10/31/2022	$10,434	$13,410	$14,113
11/30/2022	$10,177	$14,110	$14,756
12/31/2022	$9,096	$13,284	$13,627
1/31/2023	$10,709	$14,199	$14,762
2/28/2023	$10,263	$13,867	$14,587
3/31/2023	$10,623	$14,238	$15,584
4/30/2023	$9,971	$14,389	$15,738
5/31/2023	$11,018	$14,445	$16,455
6/30/2023	$11,979	$15,432	$17,580
7/31/2023	$13,043	$15,985	$18,173
8/31/2023	$11,859	$15,676	$18,010
9/30/2023	$11,190	$14,930	$17,030
10/31/2023	$10,108	$14,534	$16,788
11/30/2023	$11,979	$15,889	$18,618
12/31/2023	$13,455	$16,732	$19,442
1/31/2024	$12,631	$16,917	$19,927
2/29/2024	$14,124	$17,833	$21,287
3/31/2024	$14,433	$18,408	$21,661
4/30/2024	$13,060	$17,598	$20,743
5/31/2024	$12,803	$18,430	$21,984
6/30/2024	$13,506	$19,000	$23,467
7/31/2024	$13,661	$19,353	$23,068
8/31/2024	$14,622	$19,775	$23,548
9/30/2024	$15,497	$20,184	$24,215
10/31/2024	$16,561	$20,036	$24,135
11/30/2024	$20,354	$21,368	$25,700
12/31/2024	$19,427	$20,715	$25,927
1/31/2025	$21,315	$21,369	$26,440
2/28/2025	$19,873	$20,960	$25,490
3/31/2025	$17,437	$19,737	$23,343
4/30/2025	$18,947	$19,605	$23,756
5/31/2025	$21,624	$20,847	$25,858
6/30/2025	$23,100	$21,906	$27,507
7/31/2025	$23,546	$22,389	$28,545
8/31/2025	$24,215	$22,907	$28,865
9/30/2025	$25,880	$23,698	$30,398
10/31/2025	$26,138	$24,205	$31,502

Average Annual Total Returns

IBD9B	1 Year	5 Years	Since Inception 10/18/19
Class R6	57.82%	6.46%	17.25%
Russell 3000®IndexFootnote Reference(a)	20.81%	16.74%	15.77%
Russell 1000® Growth IndexFootnote Reference(b)	30.52%	19.24%	20.93%
Footnote	Description
Footnote(a)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,737,235,840
Number of Portfolio Holdings	29
Portfolio Turnover Rate	74%
Total Advisory Fees Paid (net of waivers and reimbursements)	$10,473,900

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	47.2%
Consumer Discretionary	17.3
Financials	9.4
Health Care	7.4
Communication Services	5.8
Industrials	5.0
Repurchase Agreements	8.0
Other Investment Company	0.6
Purchased Options	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.7)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Capital Growth

Class R6

Top Holdings (Percentage of Net Assets)

Cloudflare, Inc., Class A	14.8%
Tesla, Inc.	8.8
AppLovin Corp., Class A	6.6
Affirm Holdings, Inc.	6.0
ROBLOX Corp., Class A	5.8
Snowflake, Inc., Class A	5.0
Royalty Pharma PLC, Class A	4.7
Shopify, Inc., Class A	4.7
DoorDash, Inc., Class A	4.4
Strategy, Inc., Class A	4.3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Capital Growth

Class R6

Annual Shareholder Report

Transamerica Core Bond

Class A

TABDX

October 31, 2025

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$78	0.76%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 5.64%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, overweight portfolio positioning around the 5- to 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts modestly detracted from relative returns.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest relative return contributors.

   Selection in government securities detracted from relative returns, resulting from the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

   Within corporate credit, selection in banking, consumer non-cyclicals and technology contributed the most to relative returns while allocations to banking and electric utilities, as well as security selection in finance companies, detracted.

   During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

   Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, but exposures were adjusted over the period to take advantage of attractive exit/entry points and to achieve desired sub-sector positioning. Notable sub-sector changes included increases to banking and insurance and decreases to technology and energy.

   Allocations to commercial mortgage-backed securities decreased as the sub-adviser chose not to replace exposure that paid off during the period given views at that time on sector fundamentals, technical and valuations.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Core Bond

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg US Aggregate Bond Index
11/1/2022	$9,524	$10,000
11/30/2022	$9,810	$10,368
12/31/2022	$9,789	$10,321
1/31/2023	$10,090	$10,639
2/28/2023	$9,841	$10,363
3/31/2023	$10,068	$10,627
4/30/2023	$10,120	$10,691
5/31/2023	$10,012	$10,575
6/30/2023	$9,996	$10,537
7/31/2023	$9,993	$10,530
8/31/2023	$9,933	$10,462
9/30/2023	$9,685	$10,197
10/31/2023	$9,533	$10,036
11/30/2023	$9,954	$10,490
12/31/2023	$10,330	$10,892
1/31/2024	$10,317	$10,862
2/29/2024	$10,171	$10,708
3/31/2024	$10,268	$10,807
4/30/2024	$10,004	$10,534
5/31/2024	$10,173	$10,713
6/30/2024	$10,292	$10,814
7/31/2024	$10,473	$11,067
8/31/2024	$10,642	$11,226
9/30/2024	$10,774	$11,376
10/31/2024	$10,517	$11,094
11/30/2024	$10,626	$11,211
12/31/2024	$10,441	$11,028
1/31/2025	$10,501	$11,086
2/28/2025	$10,705	$11,330
3/31/2025	$10,694	$11,335
4/30/2025	$10,717	$11,379
5/31/2025	$10,653	$11,298
6/30/2025	$10,826	$11,471
7/31/2025	$10,813	$11,441
8/31/2025	$10,939	$11,578
9/30/2025	$11,049	$11,704
10/31/2025	$11,110	$11,777

Average Annual Total Returns

I5CW1	1 Year	Since Inception 11/1/22
Class A with Load	0.61%	3.57%
Class A	5.64%	5.27%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	5.60%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,789,670,163
Number of Portfolio Holdings	517
Portfolio Turnover Rate	75%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,594,814
Average MaturityFootnote Reference§	8.15 years
DurationFootnote Reference†	5.85 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	52.4%
AAA	9.4
AA	1.0
A	10.1
BBB	21.7
BB	3.4
CCC	0.0Footnote Reference*
Below CCC	0.1
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.6%
U.S. Government Obligations	28.2
U.S. Government Agency Obligations	24.2
Commercial Paper	15.6
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.5
Short-Term U.S. Government Obligations	3.2
Repurchase Agreements	1.7
Foreign Government Obligations	0.7
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2055	3.0
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.0
U.S. Treasury Bills, 4.27%, 01/15/2026	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2055	1.4
U.S. Treasury Notes, 4.00%, 05/31/2030	1.4
U.S. Treasury Inflation-Protected Indexed Bonds, 2.50%, 01/15/2029	1.3
U.S. Treasury Notes, 0.63%, 08/15/2030	1.2

Transamerica Core Bond

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Core Bond

Class A

Annual Shareholder Report

Transamerica Core Bond

Class C

TABEX

October 31, 2025

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$156	1.52%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 4.84%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, overweight portfolio positioning around the 5- to 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts modestly detracted from relative returns.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest relative return contributors.

   Selection in government securities detracted from relative returns, resulting from the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

   Within corporate credit, selection in banking, consumer non-cyclicals and technology contributed the most to relative returns while allocations to banking and electric utilities, as well as security selection in finance companies, detracted.

   During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

   Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, but exposures were adjusted over the period to take advantage of attractive exit/entry points and to achieve desired sub-sector positioning. Notable sub-sector changes included increases to banking and insurance and decreases to technology and energy.

   Allocations to commercial mortgage-backed securities decreased as the sub-adviser chose not to replace exposure that paid off during the period given views at that time on sector fundamentals, technical and valuations.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Core Bond

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg US Aggregate Bond Index
11/1/2022	$10,000	$10,000
11/30/2022	$10,294	$10,368
12/31/2022	$10,274	$10,321
1/31/2023	$10,558	$10,639
2/28/2023	$10,303	$10,363
3/31/2023	$10,535	$10,627
4/30/2023	$10,547	$10,691
5/31/2023	$10,429	$10,575
6/30/2023	$10,408	$10,537
7/31/2023	$10,400	$10,530
8/31/2023	$10,331	$10,462
9/30/2023	$10,067	$10,197
10/31/2023	$9,901	$10,036
11/30/2023	$10,334	$10,490
12/31/2023	$10,719	$10,892
1/31/2024	$10,698	$10,862
2/29/2024	$10,540	$10,708
3/31/2024	$10,645	$10,807
4/30/2024	$10,364	$10,534
5/31/2024	$10,520	$10,713
6/30/2024	$10,637	$10,814
7/31/2024	$10,817	$11,067
8/31/2024	$10,985	$11,226
9/30/2024	$11,127	$11,376
10/31/2024	$10,841	$11,094
11/30/2024	$10,946	$11,211
12/31/2024	$10,761	$11,028
1/31/2025	$10,802	$11,086
2/28/2025	$11,020	$11,330
3/31/2025	$11,001	$11,335
4/30/2025	$11,018	$11,379
5/31/2025	$10,945	$11,298
6/30/2025	$11,116	$11,471
7/31/2025	$11,082	$11,441
8/31/2025	$11,204	$11,578
9/30/2025	$11,324	$11,704
10/31/2025	$11,366	$11,777

Average Annual Total Returns

I5CW3	1 Year	Since Inception 11/1/22
Class C with Load	3.84%	4.36%
Class C	4.84%	4.36%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	5.60%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,789,670,163
Number of Portfolio Holdings	517
Portfolio Turnover Rate	75%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,594,814
Average MaturityFootnote Reference§	8.15 years
DurationFootnote Reference†	5.85 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	52.4%
AAA	9.4
AA	1.0
A	10.1
BBB	21.7
BB	3.4
CCC	0.0Footnote Reference*
Below CCC	0.1
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.6%
U.S. Government Obligations	28.2
U.S. Government Agency Obligations	24.2
Commercial Paper	15.6
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.5
Short-Term U.S. Government Obligations	3.2
Repurchase Agreements	1.7
Foreign Government Obligations	0.7
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2055	3.0
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.0
U.S. Treasury Bills, 4.27%, 01/15/2026	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2055	1.4
U.S. Treasury Notes, 4.00%, 05/31/2030	1.4
U.S. Treasury Inflation-Protected Indexed Bonds, 2.50%, 01/15/2029	1.3
U.S. Treasury Notes, 0.63%, 08/15/2030	1.2

Transamerica Core Bond

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Core Bond

Class C

Annual Shareholder Report

Transamerica Core Bond

Class I

TABGX

October 31, 2025

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$45	0.44%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 6.11%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, overweight portfolio positioning around the 5- to 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts modestly detracted from relative returns.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest relative return contributors.

   Selection in government securities detracted from relative returns, resulting from the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

   Within corporate credit, selection in banking, consumer non-cyclicals and technology contributed the most to relative returns while allocations to banking and electric utilities, as well as security selection in finance companies, detracted.

   During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

   Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, but exposures were adjusted over the period to take advantage of attractive exit/entry points and to achieve desired sub-sector positioning. Notable sub-sector changes included increases to banking and insurance and decreases to technology and energy.

   Allocations to commercial mortgage-backed securities decreased as the sub-adviser chose not to replace exposure that paid off during the period given views at that time on sector fundamentals, technical and valuations.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Core Bond

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg US Aggregate Bond Index
11/1/2022	$10,000	$10,000
11/30/2022	$10,328	$10,368
12/31/2022	$10,310	$10,321
1/31/2023	$10,620	$10,639
2/28/2023	$10,372	$10,363
3/31/2023	$10,602	$10,627
4/30/2023	$10,673	$10,691
5/31/2023	$10,540	$10,575
6/30/2023	$10,527	$10,537
7/31/2023	$10,528	$10,530
8/31/2023	$10,467	$10,462
9/30/2023	$10,207	$10,197
10/31/2023	$10,047	$10,036
11/30/2023	$10,469	$10,490
12/31/2023	$10,869	$10,892
1/31/2024	$10,857	$10,862
2/29/2024	$10,704	$10,708
3/31/2024	$10,820	$10,807
4/30/2024	$10,531	$10,534
5/31/2024	$10,712	$10,713
6/30/2024	$10,841	$10,814
7/31/2024	$11,035	$11,067
8/31/2024	$11,217	$11,226
9/30/2024	$11,360	$11,376
10/31/2024	$11,090	$11,094
11/30/2024	$11,208	$11,211
12/31/2024	$11,027	$11,028
1/31/2025	$11,080	$11,086
2/28/2025	$11,313	$11,330
3/31/2025	$11,304	$11,335
4/30/2025	$11,331	$11,379
5/31/2025	$11,267	$11,298
6/30/2025	$11,453	$11,471
7/31/2025	$11,429	$11,441
8/31/2025	$11,566	$11,578
9/30/2025	$11,700	$11,704
10/31/2025	$11,768	$11,777

Average Annual Total Returns

I5CW8	1 Year	Since Inception 11/1/22
Class I	6.11%	5.58%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	5.60%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,789,670,163
Number of Portfolio Holdings	517
Portfolio Turnover Rate	75%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,594,814
Average MaturityFootnote Reference§	8.15 years
DurationFootnote Reference†	5.85 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	52.4%
AAA	9.4
AA	1.0
A	10.1
BBB	21.7
BB	3.4
CCC	0.0Footnote Reference*
Below CCC	0.1
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.6%
U.S. Government Obligations	28.2
U.S. Government Agency Obligations	24.2
Commercial Paper	15.6
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.5
Short-Term U.S. Government Obligations	3.2
Repurchase Agreements	1.7
Foreign Government Obligations	0.7
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2055	3.0
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.0
U.S. Treasury Bills, 4.27%, 01/15/2026	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2055	1.4
U.S. Treasury Notes, 4.00%, 05/31/2030	1.4
U.S. Treasury Inflation-Protected Indexed Bonds, 2.50%, 01/15/2029	1.3
U.S. Treasury Notes, 0.63%, 08/15/2030	1.2

Transamerica Core Bond

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Core Bond

Class I

Annual Shareholder Report

Transamerica Core Bond

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$44	0.43%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 5.99%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, overweight portfolio positioning around the 5- to 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts modestly detracted from relative returns.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest relative return contributors.

   Selection in government securities detracted from relative returns, resulting from the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

   Within corporate credit, selection in banking, consumer non-cyclicals and technology contributed the most to relative returns while allocations to banking and electric utilities, as well as security selection in finance companies, detracted.

   During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

   Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, but exposures were adjusted over the period to take advantage of attractive exit/entry points and to achieve desired sub-sector positioning. Notable sub-sector changes included increases to banking and insurance and decreases to technology and energy.

   Allocations to commercial mortgage-backed securities decreased as the sub-adviser chose not to replace exposure that paid off during the period given views at that time on sector fundamentals, technical and valuations.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Core Bond

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg US Aggregate Bond Index
3/24/2017	$10,000	$10,000
4/30/2017	$10,018	$10,017
5/31/2017	$10,099	$10,095
6/30/2017	$10,179	$10,172
7/31/2017	$10,189	$10,162
8/31/2017	$10,229	$10,206
9/30/2017	$10,319	$10,297
10/31/2017	$10,293	$10,254
11/30/2017	$10,284	$10,241
12/31/2017	$10,325	$10,288
1/31/2018	$10,215	$10,169
2/28/2018	$10,105	$10,073
3/31/2018	$10,159	$10,138
4/30/2018	$10,092	$10,062
5/31/2018	$10,157	$10,134
6/30/2018	$10,141	$10,122
7/31/2018	$10,145	$10,124
8/31/2018	$10,211	$10,189
9/30/2018	$10,153	$10,124
10/31/2018	$10,064	$10,044
11/30/2018	$10,099	$10,104
12/31/2018	$10,258	$10,289
1/31/2019	$10,379	$10,398
2/28/2019	$10,392	$10,392
3/31/2019	$10,595	$10,592
4/30/2019	$10,600	$10,595
5/31/2019	$10,784	$10,783
6/30/2019	$10,916	$10,918
7/31/2019	$10,952	$10,942
8/31/2019	$11,242	$11,226
9/30/2019	$11,174	$11,166
10/31/2019	$11,209	$11,200
11/30/2019	$11,200	$11,194
12/31/2019	$11,181	$11,186
1/31/2020	$11,420	$11,401
2/29/2020	$11,615	$11,607
3/31/2020	$11,295	$11,538
4/30/2020	$11,557	$11,743
5/31/2020	$11,653	$11,798
6/30/2020	$11,780	$11,872
7/31/2020	$11,984	$12,050
8/31/2020	$11,897	$11,952
9/30/2020	$11,897	$11,946
10/31/2020	$11,851	$11,892
11/30/2020	$12,001	$12,009
12/31/2020	$12,036	$12,026
1/31/2021	$11,951	$11,939
2/28/2021	$11,754	$11,767
3/31/2021	$11,636	$11,620
4/30/2021	$11,746	$11,712
5/31/2021	$11,799	$11,750
6/30/2021	$11,899	$11,833
7/31/2021	$12,021	$11,965
8/31/2021	$12,006	$11,942
9/30/2021	$11,898	$11,839
10/31/2021	$11,904	$11,836
11/30/2021	$11,933	$11,871
12/31/2021	$11,923	$11,840
1/31/2022	$11,672	$11,585
2/28/2022	$11,540	$11,456
3/31/2022	$11,259	$11,138
4/30/2022	$10,844	$10,715
5/31/2022	$10,867	$10,784
6/30/2022	$10,677	$10,615
7/31/2022	$10,927	$10,874
8/31/2022	$10,644	$10,567
9/30/2022	$10,187	$10,110
10/31/2022	$10,038	$9,979
11/30/2022	$10,369	$10,346
12/31/2022	$10,352	$10,300
1/31/2023	$10,663	$10,617
2/28/2023	$10,414	$10,342
3/31/2023	$10,645	$10,605
4/30/2023	$10,716	$10,669
5/31/2023	$10,605	$10,553
6/30/2023	$10,592	$10,515
7/31/2023	$10,593	$10,508
8/31/2023	$10,532	$10,441
9/30/2023	$10,272	$10,176
10/31/2023	$10,112	$10,015
11/30/2023	$10,550	$10,469
12/31/2023	$10,965	$10,869
1/31/2024	$10,954	$10,839
2/29/2024	$10,801	$10,686
3/31/2024	$10,906	$10,785
4/30/2024	$10,628	$10,513
5/31/2024	$10,797	$10,691
6/30/2024	$10,940	$10,792
7/31/2024	$11,135	$11,044
8/31/2024	$11,318	$11,203
9/30/2024	$11,461	$11,353
10/31/2024	$11,191	$11,071
11/30/2024	$11,309	$11,188
12/31/2024	$11,128	$11,005
1/31/2025	$11,182	$11,064
2/28/2025	$11,416	$11,307
3/31/2025	$11,394	$11,311
4/30/2025	$11,421	$11,356
5/31/2025	$11,356	$11,274
6/30/2025	$11,544	$11,448
7/31/2025	$11,533	$11,418
8/31/2025	$11,671	$11,554
9/30/2025	$11,793	$11,680
10/31/2025	$11,862	$11,753

Average Annual Total Returns

I5CW4	1 Year	5 Years	Since Inception 3/24/17
Class I2	5.99%	0.02%	2.00%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	(0.24%)	1.89%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,789,670,163
Number of Portfolio Holdings	517
Portfolio Turnover Rate	75%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,594,814
Average MaturityFootnote Reference§	8.15 years
DurationFootnote Reference†	5.85 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	52.4%
AAA	9.4
AA	1.0
A	10.1
BBB	21.7
BB	3.4
CCC	0.0Footnote Reference*
Below CCC	0.1
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.6%
U.S. Government Obligations	28.2
U.S. Government Agency Obligations	24.2
Commercial Paper	15.6
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.5
Short-Term U.S. Government Obligations	3.2
Repurchase Agreements	1.7
Foreign Government Obligations	0.7
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2055	3.0
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.0
U.S. Treasury Bills, 4.27%, 01/15/2026	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2055	1.4
U.S. Treasury Notes, 4.00%, 05/31/2030	1.4
U.S. Treasury Inflation-Protected Indexed Bonds, 2.50%, 01/15/2029	1.3
U.S. Treasury Notes, 0.63%, 08/15/2030	1.2

Transamerica Core Bond

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Core Bond

Class I2

Annual Shareholder Report

Transamerica Core Bond

Class I3

TMBTX

October 31, 2025

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$44	0.43%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I3 shares at NAV returned 6.11%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, overweight portfolio positioning around the 5- to 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts modestly detracted from relative returns.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest relative return contributors.

   Selection in government securities detracted from relative returns, resulting from the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

   Within corporate credit, selection in banking, consumer non-cyclicals and technology contributed the most to relative returns while allocations to banking and electric utilities, as well as security selection in finance companies, detracted.

   During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

   Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, but exposures were adjusted over the period to take advantage of attractive exit/entry points and to achieve desired sub-sector positioning. Notable sub-sector changes included increases to banking and insurance and decreases to technology and energy.

   Allocations to commercial mortgage-backed securities decreased as the sub-adviser chose not to replace exposure that paid off during the period given views at that time on sector fundamentals, technical and valuations.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Core Bond

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Bloomberg US Aggregate Bond Index
3/24/2017	$10,000	$10,000
4/30/2017	$10,003	$10,017
5/31/2017	$10,094	$10,095
6/30/2017	$10,174	$10,172
7/31/2017	$10,173	$10,162
8/31/2017	$10,224	$10,206
9/30/2017	$10,313	$10,297
10/31/2017	$10,287	$10,254
11/30/2017	$10,278	$10,241
12/31/2017	$10,320	$10,288
1/31/2018	$10,210	$10,169
2/28/2018	$10,100	$10,073
3/31/2018	$10,154	$10,138
4/30/2018	$10,087	$10,062
5/31/2018	$10,152	$10,134
6/30/2018	$10,136	$10,122
7/31/2018	$10,140	$10,124
8/31/2018	$10,206	$10,189
9/30/2018	$10,148	$10,124
10/31/2018	$10,059	$10,044
11/30/2018	$10,094	$10,104
12/31/2018	$10,254	$10,289
1/31/2019	$10,374	$10,398
2/28/2019	$10,377	$10,392
3/31/2019	$10,579	$10,592
4/30/2019	$10,584	$10,595
5/31/2019	$10,778	$10,783
6/30/2019	$10,910	$10,918
7/31/2019	$10,945	$10,942
8/31/2019	$11,234	$11,226
9/30/2019	$11,156	$11,166
10/31/2019	$11,191	$11,200
11/30/2019	$11,193	$11,194
12/31/2019	$11,173	$11,186
1/31/2020	$11,412	$11,401
2/29/2020	$11,606	$11,607
3/31/2020	$11,287	$11,538
4/30/2020	$11,549	$11,743
5/31/2020	$11,645	$11,798
6/30/2020	$11,771	$11,872
7/31/2020	$11,974	$12,050
8/31/2020	$11,888	$11,952
9/30/2020	$11,888	$11,946
10/31/2020	$11,843	$11,892
11/30/2020	$11,992	$12,009
12/31/2020	$12,026	$12,026
1/31/2021	$11,942	$11,939
2/28/2021	$11,734	$11,767
3/31/2021	$11,628	$11,620
4/30/2021	$11,738	$11,712
5/31/2021	$11,791	$11,750
6/30/2021	$11,890	$11,833
7/31/2021	$12,012	$11,965
8/31/2021	$11,997	$11,942
9/30/2021	$11,890	$11,839
10/31/2021	$11,896	$11,836
11/30/2021	$11,925	$11,871
12/31/2021	$11,914	$11,840
1/31/2022	$11,664	$11,585
2/28/2022	$11,532	$11,456
3/31/2022	$11,252	$11,138
4/30/2022	$10,826	$10,715
5/31/2022	$10,861	$10,784
6/30/2022	$10,671	$10,615
7/31/2022	$10,921	$10,874
8/31/2022	$10,627	$10,567
9/30/2022	$10,171	$10,110
10/31/2022	$10,022	$9,979
11/30/2022	$10,364	$10,346
12/31/2022	$10,347	$10,300
1/31/2023	$10,645	$10,617
2/28/2023	$10,398	$10,342
3/31/2023	$10,640	$10,605
4/30/2023	$10,699	$10,669
5/31/2023	$10,600	$10,553
6/30/2023	$10,575	$10,515
7/31/2023	$10,588	$10,508
8/31/2023	$10,516	$10,441
9/30/2023	$10,256	$10,176
10/31/2023	$10,097	$10,015
11/30/2023	$10,546	$10,469
12/31/2023	$10,960	$10,869
1/31/2024	$10,936	$10,839
2/29/2024	$10,784	$10,686
3/31/2024	$10,901	$10,785
4/30/2024	$10,611	$10,513
5/31/2024	$10,793	$10,691
6/30/2024	$10,922	$10,792
7/31/2024	$11,117	$11,044
8/31/2024	$11,313	$11,203
9/30/2024	$11,456	$11,353
10/31/2024	$11,173	$11,071
11/30/2024	$11,291	$11,188
12/31/2024	$11,111	$11,005
1/31/2025	$11,164	$11,064
2/28/2025	$11,398	$11,307
3/31/2025	$11,389	$11,311
4/30/2025	$11,417	$11,356
5/31/2025	$11,352	$11,274
6/30/2025	$11,539	$11,448
7/31/2025	$11,515	$11,418
8/31/2025	$11,652	$11,554
9/30/2025	$11,787	$11,680
10/31/2025	$11,856	$11,753

Average Annual Total Returns

I5CWD	1 Year	5 Years	Since Inception 3/24/17
Class I3	6.11%	0.02%	2.00%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	(0.24%)	1.89%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,789,670,163
Number of Portfolio Holdings	517
Portfolio Turnover Rate	75%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,594,814
Average MaturityFootnote Reference§	8.15 years
DurationFootnote Reference†	5.85 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class I3

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	52.4%
AAA	9.4
AA	1.0
A	10.1
BBB	21.7
BB	3.4
CCC	0.0Footnote Reference*
Below CCC	0.1
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.6%
U.S. Government Obligations	28.2
U.S. Government Agency Obligations	24.2
Commercial Paper	15.6
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.5
Short-Term U.S. Government Obligations	3.2
Repurchase Agreements	1.7
Foreign Government Obligations	0.7
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2055	3.0
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.0
U.S. Treasury Bills, 4.27%, 01/15/2026	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2055	1.4
U.S. Treasury Notes, 4.00%, 05/31/2030	1.4
U.S. Treasury Inflation-Protected Indexed Bonds, 2.50%, 01/15/2029	1.3
U.S. Treasury Notes, 0.63%, 08/15/2030	1.2

Transamerica Core Bond

Class I3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Core Bond

Class I3

Annual Shareholder Report

Transamerica Core Bond

Class R

TMBRX

October 31, 2025

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$95	0.92%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R shares at NAV returned 5.46%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, overweight portfolio positioning around the 5- to 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts modestly detracted from relative returns.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest relative return contributors.

   Selection in government securities detracted from relative returns, resulting from the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

   Within corporate credit, selection in banking, consumer non-cyclicals and technology contributed the most to relative returns while allocations to banking and electric utilities, as well as security selection in finance companies, detracted.

   During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

   Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, but exposures were adjusted over the period to take advantage of attractive exit/entry points and to achieve desired sub-sector positioning. Notable sub-sector changes included increases to banking and insurance and decreases to technology and energy.

   Allocations to commercial mortgage-backed securities decreased as the sub-adviser chose not to replace exposure that paid off during the period given views at that time on sector fundamentals, technical and valuations.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Core Bond

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Bloomberg US Aggregate Bond Index
3/24/2017	$10,000	$10,000
4/30/2017	$10,002	$10,017
5/31/2017	$10,088	$10,095
6/30/2017	$10,163	$10,172
7/31/2017	$10,163	$10,162
8/31/2017	$10,200	$10,206
9/30/2017	$10,295	$10,297
10/31/2017	$10,250	$10,254
11/30/2017	$10,237	$10,241
12/31/2017	$10,284	$10,288
1/31/2018	$10,170	$10,169
2/28/2018	$10,056	$10,073
3/31/2018	$10,106	$10,138
4/30/2018	$10,025	$10,062
5/31/2018	$10,085	$10,134
6/30/2018	$10,065	$10,122
7/31/2018	$10,076	$10,124
8/31/2018	$10,136	$10,189
9/30/2018	$10,065	$10,124
10/31/2018	$9,982	$10,044
11/30/2018	$10,013	$10,104
12/31/2018	$10,155	$10,289
1/31/2019	$10,280	$10,398
2/28/2019	$10,279	$10,392
3/31/2019	$10,475	$10,592
4/30/2019	$10,475	$10,595
5/31/2019	$10,652	$10,783
6/30/2019	$10,789	$10,918
7/31/2019	$10,819	$10,942
8/31/2019	$11,089	$11,226
9/30/2019	$11,018	$11,166
10/31/2019	$11,047	$11,200
11/30/2019	$11,045	$11,194
12/31/2019	$11,014	$11,186
1/31/2020	$11,245	$11,401
2/29/2020	$11,432	$11,607
3/31/2020	$11,123	$11,538
4/30/2020	$11,377	$11,743
5/31/2020	$11,466	$11,798
6/30/2020	$11,585	$11,872
7/31/2020	$11,779	$12,050
8/31/2020	$11,687	$11,952
9/30/2020	$11,682	$11,946
10/31/2020	$11,631	$11,892
11/30/2020	$11,773	$12,009
12/31/2020	$11,802	$12,026
1/31/2021	$11,714	$11,939
2/28/2021	$11,517	$11,767
3/31/2021	$11,397	$11,620
4/30/2021	$11,500	$11,712
5/31/2021	$11,547	$11,750
6/30/2021	$11,639	$11,833
7/31/2021	$11,764	$11,965
8/31/2021	$11,733	$11,942
9/30/2021	$11,635	$11,839
10/31/2021	$11,625	$11,836
11/30/2021	$11,648	$11,871
12/31/2021	$11,633	$11,840
1/31/2022	$11,384	$11,585
2/28/2022	$11,251	$11,456
3/31/2022	$10,973	$11,138
4/30/2022	$10,566	$10,715
5/31/2022	$10,583	$10,784
6/30/2022	$10,395	$10,615
7/31/2022	$10,633	$10,874
8/31/2022	$10,354	$10,567
9/30/2022	$9,896	$10,110
10/31/2022	$9,747	$9,979
11/30/2022	$10,075	$10,346
12/31/2022	$10,050	$10,300
1/31/2023	$10,346	$10,617
2/28/2023	$10,102	$10,342
3/31/2023	$10,333	$10,605
4/30/2023	$10,386	$10,669
5/31/2023	$10,274	$10,553
6/30/2023	$10,258	$10,515
7/31/2023	$10,254	$10,508
8/31/2023	$10,192	$10,441
9/30/2023	$9,936	$10,176
10/31/2023	$9,779	$10,015
11/30/2023	$10,208	$10,469
12/31/2023	$10,592	$10,869
1/31/2024	$10,577	$10,839
2/29/2024	$10,426	$10,686
3/31/2024	$10,522	$10,785
4/30/2024	$10,251	$10,513
5/31/2024	$10,410	$10,691
6/30/2024	$10,543	$10,792
7/31/2024	$10,726	$11,044
8/31/2024	$10,897	$11,203
9/30/2024	$11,030	$11,353
10/31/2024	$10,767	$11,071
11/30/2024	$10,876	$11,188
12/31/2024	$10,698	$11,005
1/31/2025	$10,745	$11,064
2/28/2025	$10,965	$11,307
3/31/2025	$10,952	$11,311
4/30/2025	$10,974	$11,356
5/31/2025	$10,895	$11,274
6/30/2025	$11,083	$11,448
7/31/2025	$11,055	$11,418
8/31/2025	$11,182	$11,554
9/30/2025	$11,293	$11,680
10/31/2025	$11,355	$11,753

Average Annual Total Returns

I5CW5	1 Year	5 Years	Since Inception 3/24/17
Class R	5.46%	(0.48%)	1.49%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	(0.24%)	1.89%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,789,670,163
Number of Portfolio Holdings	517
Portfolio Turnover Rate	75%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,594,814
Average MaturityFootnote Reference§	8.15 years
DurationFootnote Reference†	5.85 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	52.4%
AAA	9.4
AA	1.0
A	10.1
BBB	21.7
BB	3.4
CCC	0.0Footnote Reference*
Below CCC	0.1
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.6%
U.S. Government Obligations	28.2
U.S. Government Agency Obligations	24.2
Commercial Paper	15.6
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.5
Short-Term U.S. Government Obligations	3.2
Repurchase Agreements	1.7
Foreign Government Obligations	0.7
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2055	3.0
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.0
U.S. Treasury Bills, 4.27%, 01/15/2026	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2055	1.4
U.S. Treasury Notes, 4.00%, 05/31/2030	1.4
U.S. Treasury Inflation-Protected Indexed Bonds, 2.50%, 01/15/2029	1.3
U.S. Treasury Notes, 0.63%, 08/15/2030	1.2

Transamerica Core Bond

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Core Bond

Class R

Annual Shareholder Report

Transamerica Core Bond

Class R4

TMBFX

October 31, 2025

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$67	0.65%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R4 shares at NAV returned 5.75%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, overweight portfolio positioning around the 5- to 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts modestly detracted from relative returns.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest relative return contributors.

   Selection in government securities detracted from relative returns, resulting from the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

   Within corporate credit, selection in banking, consumer non-cyclicals and technology contributed the most to relative returns while allocations to banking and electric utilities, as well as security selection in finance companies, detracted.

   During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

   Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, but exposures were adjusted over the period to take advantage of attractive exit/entry points and to achieve desired sub-sector positioning. Notable sub-sector changes included increases to banking and insurance and decreases to technology and energy.

   Allocations to commercial mortgage-backed securities decreased as the sub-adviser chose not to replace exposure that paid off during the period given views at that time on sector fundamentals, technical and valuations.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Core Bond

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Bloomberg US Aggregate Bond Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,981	$9,974
12/31/2015	$9,940	$9,941
1/31/2016	$10,053	$10,078
2/29/2016	$10,091	$10,150
3/31/2016	$10,193	$10,243
4/30/2016	$10,250	$10,282
5/31/2016	$10,269	$10,285
6/30/2016	$10,451	$10,469
7/31/2016	$10,536	$10,536
8/31/2016	$10,536	$10,524
9/30/2016	$10,536	$10,517
10/31/2016	$10,469	$10,437
11/30/2016	$10,240	$10,190
12/31/2016	$10,260	$10,205
1/31/2017	$10,298	$10,225
2/28/2017	$10,376	$10,293
3/31/2017	$10,366	$10,288
4/30/2017	$10,458	$10,367
5/31/2017	$10,538	$10,447
6/30/2017	$10,536	$10,437
7/31/2017	$10,586	$10,481
8/31/2017	$10,676	$10,575
10/31/2017	$10,644	$10,531
11/30/2017	$10,633	$10,518
12/31/2017	$10,674	$10,566
1/31/2018	$10,558	$10,444
2/28/2018	$10,442	$10,345
3/31/2018	$10,496	$10,412
4/30/2018	$10,424	$10,334
5/31/2018	$10,479	$10,408
6/30/2018	$10,460	$10,395
7/31/2018	$10,473	$10,398
8/31/2018	$10,539	$10,464
9/30/2018	$10,477	$10,397
10/31/2018	$10,383	$10,315
11/30/2018	$10,417	$10,377
12/31/2018	$10,579	$10,567
1/31/2019	$10,701	$10,679
2/28/2019	$10,713	$10,673
3/31/2019	$10,919	$10,878
4/30/2019	$10,922	$10,881
5/31/2019	$11,109	$11,074
6/30/2019	$11,243	$11,213
7/31/2019	$11,277	$11,238
8/31/2019	$11,573	$11,529
9/30/2019	$11,501	$11,468
10/31/2019	$11,535	$11,502
11/30/2019	$11,524	$11,496
12/31/2019	$11,501	$11,488
1/31/2020	$11,745	$11,709
2/29/2020	$11,943	$11,920
3/31/2020	$11,612	$11,850
4/30/2020	$11,879	$12,061
5/31/2020	$11,976	$12,117
6/30/2020	$12,103	$12,193
7/31/2020	$12,310	$12,375
8/31/2020	$12,218	$12,275
9/30/2020	$12,215	$12,269
10/31/2020	$12,167	$12,214
11/30/2020	$12,318	$12,334
12/31/2020	$12,362	$12,351
1/31/2021	$12,273	$12,262
2/28/2021	$12,058	$12,085
3/31/2021	$11,935	$11,934
4/30/2021	$12,045	$12,028
5/31/2021	$12,097	$12,068
6/30/2021	$12,196	$12,152
7/31/2021	$12,330	$12,288
8/31/2021	$12,301	$12,265
9/30/2021	$12,200	$12,159
10/31/2021	$12,192	$12,155
11/30/2021	$12,219	$12,191
12/31/2021	$12,206	$12,160
1/31/2022	$11,947	$11,898
2/28/2022	$11,810	$11,765
3/31/2022	$11,521	$11,439
4/30/2022	$11,095	$11,005
5/31/2022	$11,116	$11,075
6/30/2022	$10,920	$10,902
7/31/2022	$11,173	$11,168
8/31/2022	$10,882	$10,853
9/30/2022	$10,402	$10,384
10/31/2022	$10,260	$10,249
11/30/2022	$10,595	$10,626
12/31/2022	$10,573	$10,578
1/31/2023	$10,888	$10,904
2/28/2023	$10,633	$10,622
3/31/2023	$10,878	$10,891
4/30/2023	$10,937	$10,957
5/31/2023	$10,822	$10,838
6/30/2023	$10,807	$10,799
7/31/2023	$10,805	$10,792
8/31/2023	$10,742	$10,723
9/30/2023	$10,475	$10,451
10/31/2023	$10,311	$10,286
11/30/2023	$10,767	$10,751
12/31/2023	$11,174	$11,163
1/31/2024	$11,161	$11,132
2/29/2024	$11,003	$10,975
3/31/2024	$11,108	$11,076
4/30/2024	$10,824	$10,797
5/31/2024	$10,994	$10,980
6/30/2024	$11,137	$11,084
7/31/2024	$11,333	$11,342
8/31/2024	$11,517	$11,505
9/30/2024	$11,660	$11,660
10/31/2024	$11,384	$11,370
11/30/2024	$11,502	$11,491
12/31/2024	$11,316	$11,303
1/31/2025	$11,368	$11,362
2/28/2025	$11,604	$11,612
3/31/2025	$11,579	$11,617
4/30/2025	$11,605	$11,663
5/31/2025	$11,537	$11,579
6/30/2025	$11,726	$11,757
7/31/2025	$11,712	$11,726
8/31/2025	$11,850	$11,866
9/30/2025	$11,971	$11,996
10/31/2025	$12,038	$12,071

Average Annual Total Returns

I5CWE	1 Year	5 Years	10 Years
Class R4	5.75%	(0.21%)	1.87%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	(0.24%)	1.90%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,789,670,163
Number of Portfolio Holdings	517
Portfolio Turnover Rate	75%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,594,814
Average MaturityFootnote Reference§	8.15 years
DurationFootnote Reference†	5.85 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class R4

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	52.4%
AAA	9.4
AA	1.0
A	10.1
BBB	21.7
BB	3.4
CCC	0.0Footnote Reference*
Below CCC	0.1
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.6%
U.S. Government Obligations	28.2
U.S. Government Agency Obligations	24.2
Commercial Paper	15.6
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.5
Short-Term U.S. Government Obligations	3.2
Repurchase Agreements	1.7
Foreign Government Obligations	0.7
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2055	3.0
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.0
U.S. Treasury Bills, 4.27%, 01/15/2026	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2055	1.4
U.S. Treasury Notes, 4.00%, 05/31/2030	1.4
U.S. Treasury Inflation-Protected Indexed Bonds, 2.50%, 01/15/2029	1.3
U.S. Treasury Notes, 0.63%, 08/15/2030	1.2

Transamerica Core Bond

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Core Bond

Class R4

Annual Shareholder Report

Transamerica Core Bond

Class R6

TAGMX

October 31, 2025

Fund Overview

Transamerica Core Bond (the "Fund") seeks to achieve maximum total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$44	0.43%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 5.99%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Aggregate Bond Index, returned 6.16%.

  The Fund was overweight to credit relative to its benchmark, the Bloomberg US Aggregate Bond Index, during the fiscal year ended October 31, 2025. This positioning contributed to relative returns as the Fund generated additional yield compared to the benchmark.

  While overall duration was managed relatively in line with the benchmark, overweight portfolio positioning around the 5- to 10-year portion of the yield curve benefited relative performance.

  Credit spread and other price-related impacts modestly detracted from relative returns.

  At a sector level, selection within investment grade corporate credit, an underweight allocation to government securities and a modest off benchmark allocation to high yield corporate credit were the largest relative return contributors.

   Selection in government securities detracted from relative returns, resulting from the Fund’s allocation to longer-duration Treasury securities in an effort to achieve desired overall duration positioning. Positioning in agency residential mortgage-backed securities also detracted.

   Within corporate credit, selection in banking, consumer non-cyclicals and technology contributed the most to relative returns while allocations to banking and electric utilities, as well as security selection in finance companies, detracted.

   During the fiscal year, the sub-adviser adjusted allocations to reflect developments in the economic environment and evolving views on relative value across sectors.

   Investment grade corporate credit remained a core holding in the Fund at fiscal year-end, but exposures were adjusted over the period to take advantage of attractive exit/entry points and to achieve desired sub-sector positioning. Notable sub-sector changes included increases to banking and insurance and decreases to technology and energy.

   Allocations to commercial mortgage-backed securities decreased as the sub-adviser chose not to replace exposure that paid off during the period given views at that time on sector fundamentals, technical and valuations.

  While still at relatively low levels compared to historical allocations, the sub-adviser opportunistically increased exposure to high yield corporate credits it viewed favorably from a risk-reward perspective during the fiscal year.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Core Bond

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg US Aggregate Bond Index
5/28/2021	$10,000	$10,000
6/30/2021	$10,084	$10,070
7/31/2021	$10,187	$10,183
8/31/2021	$10,175	$10,163
9/30/2021	$10,084	$10,075
10/31/2021	$10,089	$10,073
11/30/2021	$10,114	$10,103
12/31/2021	$10,105	$10,077
1/31/2022	$9,893	$9,860
2/28/2022	$9,781	$9,750
3/31/2022	$9,543	$9,479
4/30/2022	$9,192	$9,119
5/31/2022	$9,212	$9,178
6/30/2022	$9,051	$9,034
7/31/2022	$9,262	$9,255
8/31/2022	$9,023	$8,993
9/30/2022	$8,627	$8,604
10/31/2022	$8,501	$8,493
11/30/2022	$8,790	$8,805
12/31/2022	$8,776	$8,766
1/31/2023	$9,039	$9,035
2/28/2023	$8,819	$8,802
3/31/2023	$9,026	$9,025
4/30/2023	$9,075	$9,080
5/31/2023	$8,992	$8,981
6/30/2023	$8,971	$8,949
7/31/2023	$8,982	$8,943
8/31/2023	$8,931	$8,886
9/30/2023	$8,700	$8,660
10/31/2023	$8,565	$8,523
11/30/2023	$8,946	$8,909
12/31/2023	$9,298	$9,250
1/31/2024	$9,278	$9,225
2/29/2024	$9,149	$9,095
3/31/2024	$9,248	$9,179
4/30/2024	$9,014	$8,947
5/31/2024	$9,157	$9,098
6/30/2024	$9,267	$9,185
7/31/2024	$9,433	$9,399
8/31/2024	$9,599	$9,534
9/30/2024	$9,720	$9,662
10/31/2024	$9,491	$9,422
11/30/2024	$9,591	$9,522
12/31/2024	$9,427	$9,366
1/31/2025	$9,473	$9,416
2/28/2025	$9,671	$9,623
3/31/2025	$9,664	$9,626
4/30/2025	$9,687	$9,664
5/31/2025	$9,632	$9,595
6/30/2025	$9,791	$9,743
7/31/2025	$9,770	$9,717
8/31/2025	$9,887	$9,833
9/30/2025	$10,002	$9,940
10/31/2025	$10,060	$10,002

Average Annual Total Returns

I5CWB	1 Year	Since Inception 5/28/21
Class R6	5.99%	0.14%
Bloomberg US Aggregate Bond IndexFootnote Reference(a)	6.16%	0.01%
Footnote	Description
Footnote(a)	Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,789,670,163
Number of Portfolio Holdings	517
Portfolio Turnover Rate	75%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,594,814
Average MaturityFootnote Reference§	8.15 years
DurationFootnote Reference†	5.85 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Core Bond

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	52.4%
AAA	9.4
AA	1.0
A	10.1
BBB	21.7
BB	3.4
CCC	0.0Footnote Reference*
Below CCC	0.1
NR (Not Rated)	0.3
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	34.6%
U.S. Government Obligations	28.2
U.S. Government Agency Obligations	24.2
Commercial Paper	15.6
Mortgage-Backed Securities	6.3
Asset-Backed Securities	4.5
Short-Term U.S. Government Obligations	3.2
Repurchase Agreements	1.7
Foreign Government Obligations	0.7
Municipal Government Obligations	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(19.0)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Uniform Mortgage-Backed Security, TBA, 2.50%, 11/01/2055	4.1%
Uniform Mortgage-Backed Security, TBA, 3.00%, 11/01/2055	3.0
Uniform Mortgage-Backed Security, TBA, 5.50%, 11/01/2054	2.0
U.S. Treasury Bills, 4.27%, 01/15/2026	2.0
Uniform Mortgage-Backed Security, TBA, 4.00%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 4.50%, 11/01/2055	1.9
Uniform Mortgage-Backed Security, TBA, 3.50%, 11/01/2055	1.4
U.S. Treasury Notes, 4.00%, 05/31/2030	1.4
U.S. Treasury Inflation-Protected Indexed Bonds, 2.50%, 01/15/2029	1.3
U.S. Treasury Notes, 0.63%, 08/15/2030	1.2

Transamerica Core Bond

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Core Bond

Class R6

Annual Shareholder Report

Transamerica Emerging Markets Debt

Class A

EMTAX

October 31, 2025

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$133	1.26%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 10.93%. For the same period, the Fund’s broad-based benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned 12.16%. The performance benchmark, the Transamerica Emerging Markets Debt Blended Benchmark, returned 10.99% over the same period.

  The Fund at NAV performed in line with its blended benchmark during the fiscal year.

  The sub-adviser’s high-yield bias proved favorable as a combination of risk appetite and specific factors related to individual credits or companies (i.e., idiosyncratic) exposures led to strong returns.

  Africa was the top-performing hard currency (i.e., U.S. dollar and euro) sovereign region during the fiscal year, as investor confidence coupled with positive headlines continued to support higher yielding countries including Zambia, Ghana, and Ivory Coast.

  Argentina bonds were a top performer during the fiscal year, following a strong supportive agreement with the International Monetary Fund (“IMF”) and positive relations with the new U.S. administration, including a foreign exchange swap line, despite recent weakness heading into the mid-term elections.

  Pemex was a notable contributor to relative returns, as the quasi-sovereign company continued to receive government support, most recently through direct cash injections.

  Emerging market local currency assets continued to benefit from a weakening dollar environment due to a more isolationist U.S. policy combined with significant funding needs. Therefore, local overweights to Brazil, Zambia, Egypt, and South Africa aided relative returns.

  Not owning India local credits proved beneficial, as geopolitical tension in the country pressured bond prices.

  In corporate bonds, an underweight to less volatile financial credits that did not benefit as much from the risk rally, coupled with exposures to higher-yielding issuers including Banorte, Sammaan Capital, and Ecobank, contributed to relative returns.

  Braskem bonds detracted due to several factors: a potential takeover by an unfriendly bidder, persistent weakness in the chemical sector, and the recent engagement of financial and legal advisors.

  In Chile, Telefonica Moviles Chile underperformed amid a possible divestment by parent company Telefonica España, and WOM Chile struggled to significantly grow market share without compromising profitability following its final restructuring announcement at the end of 2024.

  The Fund maintained a modestly higher-quality bias into the second quarter of 2025, providing the Fund with the flexibility to increase risk exposure as opportunities emerged in disrupted markets following the April 2, 2025 U.S. tariff announcements. Later in the fiscal year, the Fund added some risk as the sub-adviser favored spread compression in high-yield assets and the macroeconomic backdrop remained supportive.

  The views expressed reflect the opinions of MetLife Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Emerging Markets Debt

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
10/31/2015	$9,528	$10,000	$10,000
11/30/2015	$9,489	$9,994	$9,915
12/31/2015	$9,268	$9,844	$9,754
1/31/2016	$9,159	$9,824	$9,745
2/29/2016	$9,268	$10,023	$9,891
3/31/2016	$9,783	$10,357	$10,386
4/30/2016	$10,065	$10,556	$10,599
5/31/2016	$9,864	$10,524	$10,423
6/30/2016	$10,296	$10,917	$10,808
7/31/2016	$10,446	$11,087	$10,946
8/31/2016	$10,607	$11,286	$11,067
9/30/2016	$10,710	$11,324	$11,153
10/31/2016	$10,659	$11,158	$11,067
11/30/2016	$10,243	$10,694	$10,592
12/31/2016	$10,449	$10,847	$10,734
1/31/2017	$10,665	$11,003	$10,907
2/28/2017	$10,891	$11,232	$11,098
3/31/2017	$10,987	$11,271	$11,201
4/30/2017	$11,132	$11,454	$11,348
5/31/2017	$11,236	$11,549	$11,473
6/30/2017	$11,255	$11,520	$11,487
7/31/2017	$11,444	$11,596	$11,617
8/31/2017	$11,633	$11,796	$11,788
9/30/2017	$11,667	$11,794	$11,790
10/31/2017	$11,614	$11,816	$11,712
11/30/2017	$11,635	$11,784	$11,761
12/31/2017	$11,745	$11,858	$11,871
1/31/2018	$11,939	$11,835	$12,026
2/28/2018	$11,766	$11,603	$11,863
3/31/2018	$11,791	$11,647	$11,907
4/30/2018	$11,596	$11,477	$11,713
5/31/2018	$11,248	$11,352	$11,465
6/30/2018	$11,017	$11,238	$11,310
7/31/2018	$11,314	$11,470	$11,513
8/31/2018	$10,797	$11,249	$11,182
9/30/2018	$11,094	$11,448	$11,375
10/31/2018	$10,841	$11,193	$11,196
11/30/2018	$10,808	$11,149	$11,268
12/31/2018	$10,923	$11,312	$11,398
1/31/2019	$11,466	$11,811	$11,870
2/28/2019	$11,500	$11,885	$11,902
3/31/2019	$11,484	$12,057	$11,968
4/30/2019	$11,507	$12,072	$11,999
5/31/2019	$11,507	$12,141	$12,054
6/30/2019	$11,992	$12,511	$12,475
7/31/2019	$12,082	$12,655	$12,599
8/31/2019	$11,642	$12,724	$12,529
9/30/2019	$11,777	$12,678	$12,577
10/31/2019	$11,971	$12,725	$12,740
11/30/2019	$11,891	$12,704	$12,680
12/31/2019	$12,331	$12,943	$12,964
1/31/2020	$12,458	$13,168	$13,062
2/29/2020	$12,261	$13,061	$12,891
3/31/2020	$10,333	$11,421	$11,376
4/30/2020	$10,720	$11,672	$11,761
5/31/2020	$11,552	$12,342	$12,341
6/30/2020	$11,869	$12,701	$12,603
7/31/2020	$12,315	$13,170	$12,982
8/31/2020	$12,432	$13,210	$13,024
9/30/2020	$12,115	$12,991	$12,848
10/31/2020	$12,115	$12,975	$12,870
11/30/2020	$12,760	$13,462	$13,371
12/31/2020	$13,157	$13,704	$13,663
1/31/2021	$13,015	$13,537	$13,558
2/28/2021	$12,755	$13,190	$13,323
3/31/2021	$12,459	$13,053	$13,122
4/30/2021	$12,732	$13,303	$13,326
5/31/2021	$12,922	$13,447	$13,507
6/30/2021	$12,963	$13,567	$13,539
7/31/2021	$12,975	$13,640	$13,558
8/31/2021	$13,142	$13,764	$13,666
9/30/2021	$12,818	$13,494	$13,399
10/31/2021	$12,746	$13,503	$13,327
11/30/2021	$12,396	$13,307	$13,124
12/31/2021	$12,580	$13,496	$13,270
1/31/2022	$12,347	$13,107	$13,058
2/28/2022	$11,821	$12,385	$12,389
3/31/2022	$11,832	$12,247	$12,173
4/30/2022	$11,167	$11,576	$11,632
5/31/2022	$11,204	$11,598	$11,677
6/30/2022	$10,415	$10,955	$11,170
7/31/2022	$10,737	$11,306	$11,345
8/31/2022	$10,724	$11,174	$11,301
9/30/2022	$10,008	$10,495	$10,745
10/31/2022	$9,945	$10,503	$10,642
11/30/2022	$10,734	$11,233	$11,325
12/31/2022	$10,823	$11,276	$11,474
1/31/2023	$11,316	$11,626	$11,869
2/28/2023	$10,987	$11,370	$11,598
3/31/2023	$11,154	$11,529	$11,832
4/30/2023	$11,218	$11,587	$11,920
5/31/2023	$11,180	$11,484	$11,803
6/30/2023	$11,515	$11,706	$12,042
7/31/2023	$11,787	$11,894	$12,255
8/31/2023	$11,541	$11,728	$12,077
9/30/2023	$11,252	$11,398	$11,804
10/31/2023	$11,133	$11,233	$11,675
11/30/2023	$11,739	$11,883	$12,245
12/31/2023	$12,184	$12,454	$12,700
1/31/2024	$12,144	$12,308	$12,616
2/29/2024	$12,224	$12,392	$12,656
3/31/2024	$12,391	$12,628	$12,783
4/30/2024	$12,162	$12,375	$12,572
5/31/2024	$12,351	$12,600	$12,777
6/30/2024	$12,335	$12,683	$12,807
7/31/2024	$12,567	$12,915	$13,043
8/31/2024	$12,799	$13,216	$13,347
9/30/2024	$13,090	$13,453	$13,624
10/31/2024	$12,826	$13,211	$13,309
11/30/2024	$12,896	$13,368	$13,369
12/31/2024	$12,705	$13,168	$13,197
1/31/2025	$12,904	$13,330	$13,371
2/28/2025	$13,046	$13,549	$13,547
3/31/2025	$12,939	$13,477	$13,588
4/30/2025	$12,968	$13,466	$13,696
5/31/2025	$13,155	$13,580	$13,824
6/30/2025	$13,453	$13,890	$14,117
7/31/2025	$13,569	$14,053	$14,188
8/31/2025	$13,802	$14,268	$14,420
9/30/2025	$13,978	$14,499	$14,610
10/31/2025	$14,213	$14,818	$14,772

Average Annual Total Returns

I3CN1	1 Year	5 Years	10 Years
Class A with Load	5.56%	2.24%	3.58%
Class A	10.93%	3.25%	4.08%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	12.16%	2.69%	4.01%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	10.99%	2.79%	3.98%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark, consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$238,837,540
Number of Portfolio Holdings	218
Portfolio Turnover Rate	199%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,574,588
Average MaturityFootnote Reference§	9.56 years
DurationFootnote Reference†	4.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	4.5%
AA	4.2
A	5.7
BBB	26.5
BB	23.0
B	13.8
CCC	7.6
Below CCC	2.0
NR (Not Rated)	7.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	60.8%
Corporate Debt Securities	34.0
Repurchase Agreements	3.8
Other Investment Company	1.8
Convertible Bonds	0.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Argentina Republic Government International Bonds, 4.13%, 07/09/2035	1.9%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2031	1.8
Republic of Poland Government International Bonds, 5.50%, 03/18/2054	1.4
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.4
Mexico Bonos, 10.00%, 11/20/2036	1.4
Saudi Arabian Oil Co., 6.38%, 06/02/2055	1.4
Mexico Bonos, 8.50%, 03/02/2028	1.3
Egypt Government Bonds, 23.38%, 08/26/2028	1.2
Romania Government International Bonds, 6.63%, 05/16/2036	1.2
Inter-American Development Bank, 7.35%, 10/06/2030	1.1

Transamerica Emerging Markets Debt

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Emerging Markets Debt

Class A

Annual Shareholder Report

Transamerica Emerging Markets Debt

Class C

EMTCX

October 31, 2025

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$204	1.94%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 10.06%. For the same period, the Fund’s broad-based benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned 12.16%. The performance benchmark, the Transamerica Emerging Markets Debt Blended Benchmark, returned 10.99% over the same period.

  The Fund at NAV performed in line with its blended benchmark during the fiscal year.

  The sub-adviser’s high-yield bias proved favorable as a combination of risk appetite and specific factors related to individual credits or companies (i.e., idiosyncratic) exposures led to strong returns.

  Africa was the top-performing hard currency (i.e., U.S. dollar and euro) sovereign region during the fiscal year, as investor confidence coupled with positive headlines continued to support higher yielding countries including Zambia, Ghana, and Ivory Coast.

  Argentina bonds were a top performer during the fiscal year, following a strong supportive agreement with the International Monetary Fund (“IMF”) and positive relations with the new U.S. administration, including a foreign exchange swap line, despite recent weakness heading into the mid-term elections.

  Pemex was a notable contributor to relative returns, as the quasi-sovereign company continued to receive government support, most recently through direct cash injections.

  Emerging market local currency assets continued to benefit from a weakening dollar environment due to a more isolationist U.S. policy combined with significant funding needs. Therefore, local overweights to Brazil, Zambia, Egypt, and South Africa aided relative returns.

  Not owning India local credits proved beneficial, as geopolitical tension in the country pressured bond prices.

  In corporate bonds, an underweight to less volatile financial credits that did not benefit as much from the risk rally, coupled with exposures to higher-yielding issuers including Banorte, Sammaan Capital, and Ecobank, contributed to relative returns.

  Braskem bonds detracted due to several factors: a potential takeover by an unfriendly bidder, persistent weakness in the chemical sector, and the recent engagement of financial and legal advisors.

  In Chile, Telefonica Moviles Chile underperformed amid a possible divestment by parent company Telefonica España, and WOM Chile struggled to significantly grow market share without compromising profitability following its final restructuring announcement at the end of 2024.

  The Fund maintained a modestly higher-quality bias into the second quarter of 2025, providing the Fund with the flexibility to increase risk exposure as opportunities emerged in disrupted markets following the April 2, 2025 U.S. tariff announcements. Later in the fiscal year, the Fund added some risk as the sub-adviser favored spread compression in high-yield assets and the macroeconomic backdrop remained supportive.

  The views expressed reflect the opinions of MetLife Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Emerging Markets Debt

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,948	$9,994	$9,915
12/31/2015	$9,720	$9,844	$9,754
1/31/2016	$9,594	$9,824	$9,745
2/29/2016	$9,709	$10,023	$9,891
3/31/2016	$10,234	$10,357	$10,386
4/30/2016	$10,529	$10,556	$10,599
5/31/2016	$10,318	$10,524	$10,423
6/30/2016	$10,751	$10,917	$10,808
7/31/2016	$10,909	$11,087	$10,946
8/31/2016	$11,067	$11,286	$11,067
9/30/2016	$11,165	$11,324	$11,153
10/31/2016	$11,101	$11,158	$11,067
11/30/2016	$10,664	$10,694	$10,592
12/31/2016	$10,877	$10,847	$10,734
1/31/2017	$11,092	$11,003	$10,907
2/28/2017	$11,317	$11,232	$11,098
3/31/2017	$11,408	$11,271	$11,201
4/30/2017	$11,560	$11,454	$11,348
5/31/2017	$11,657	$11,549	$11,473
6/30/2017	$11,666	$11,520	$11,487
7/31/2017	$11,852	$11,596	$11,617
8/31/2017	$12,039	$11,796	$11,788
10/31/2017	$12,018	$11,816	$11,712
11/30/2017	$12,029	$11,784	$11,761
12/31/2017	$12,130	$11,858	$11,871
1/31/2018	$12,320	$11,835	$12,026
2/28/2018	$12,141	$11,603	$11,863
3/31/2018	$12,155	$11,647	$11,907
4/30/2018	$11,953	$11,477	$11,713
5/31/2018	$11,581	$11,352	$11,465
6/30/2018	$11,326	$11,238	$11,310
7/31/2018	$11,622	$11,470	$11,513
8/31/2018	$11,087	$11,249	$11,182
9/30/2018	$11,383	$11,448	$11,375
10/31/2018	$11,133	$11,193	$11,196
11/30/2018	$11,087	$11,149	$11,268
12/31/2018	$11,182	$11,312	$11,398
1/31/2019	$11,744	$11,811	$11,870
2/28/2019	$11,767	$11,885	$11,902
3/31/2019	$11,754	$12,057	$11,968
4/30/2019	$11,777	$12,072	$11,999
5/31/2019	$11,766	$12,141	$12,054
6/30/2019	$12,259	$12,511	$12,475
7/31/2019	$12,340	$12,655	$12,599
8/31/2019	$11,887	$12,724	$12,529
9/30/2019	$12,014	$12,678	$12,577
10/31/2019	$12,213	$12,725	$12,740
11/30/2019	$12,119	$12,704	$12,680
12/31/2019	$12,571	$12,943	$12,964
1/31/2020	$12,690	$13,168	$13,062
2/29/2020	$12,476	$13,061	$12,891
3/31/2020	$10,510	$11,421	$11,376
4/30/2020	$10,894	$11,672	$11,761
5/31/2020	$11,735	$12,342	$12,341
6/30/2020	$12,047	$12,701	$12,603
7/31/2020	$12,504	$13,170	$12,982
8/31/2020	$12,600	$13,210	$13,024
9/30/2020	$12,275	$12,991	$12,848
10/31/2020	$12,275	$12,975	$12,870
11/30/2020	$12,924	$13,462	$13,371
12/31/2020	$13,318	$13,704	$13,663
1/31/2021	$13,173	$13,537	$13,558
2/28/2021	$12,896	$13,190	$13,323
3/31/2021	$12,590	$13,053	$13,122
4/30/2021	$12,855	$13,303	$13,326
5/31/2021	$13,049	$13,447	$13,507
6/30/2021	$13,076	$13,567	$13,539
7/31/2021	$13,088	$13,640	$13,558
8/31/2021	$13,246	$13,764	$13,666
9/30/2021	$12,908	$13,494	$13,399
10/31/2021	$12,835	$13,503	$13,327
11/30/2021	$12,481	$13,307	$13,124
12/31/2021	$12,648	$13,496	$13,270
1/31/2022	$12,401	$13,107	$13,058
2/28/2022	$11,868	$12,385	$12,389
3/31/2022	$11,882	$12,247	$12,173
4/30/2022	$11,199	$11,576	$11,632
5/31/2022	$11,236	$11,598	$11,677
6/30/2022	$10,431	$10,955	$11,170
7/31/2022	$10,755	$11,306	$11,345
8/31/2022	$10,730	$11,174	$11,301
9/30/2022	$10,014	$10,495	$10,745
10/31/2022	$9,939	$10,503	$10,642
11/30/2022	$10,719	$11,233	$11,325
12/31/2022	$10,801	$11,276	$11,474
1/31/2023	$11,284	$11,626	$11,869
2/28/2023	$10,954	$11,370	$11,598
3/31/2023	$11,113	$11,529	$11,832
4/30/2023	$11,177	$11,587	$11,920
5/31/2023	$11,126	$11,484	$11,803
6/30/2023	$11,451	$11,706	$12,042
7/31/2023	$11,723	$11,894	$12,255
8/31/2023	$11,477	$11,728	$12,077
9/30/2023	$11,182	$11,398	$11,804
10/31/2023	$11,063	$11,233	$11,675
11/30/2023	$11,655	$11,883	$12,245
12/31/2023	$12,094	$12,454	$12,700
1/31/2024	$12,054	$12,308	$12,616
2/29/2024	$12,107	$12,392	$12,656
3/31/2024	$12,268	$12,628	$12,783
4/30/2024	$12,040	$12,375	$12,572
5/31/2024	$12,228	$12,600	$12,777
6/30/2024	$12,190	$12,683	$12,807
7/31/2024	$12,421	$12,915	$13,043
8/31/2024	$12,651	$13,216	$13,347
9/30/2024	$12,915	$13,453	$13,624
10/31/2024	$12,654	$13,211	$13,309
11/30/2024	$12,709	$13,368	$13,369
12/31/2024	$12,528	$13,168	$13,197
1/31/2025	$12,710	$13,330	$13,371
2/28/2025	$12,851	$13,549	$13,547
3/31/2025	$12,735	$13,477	$13,588
4/30/2025	$12,749	$13,466	$13,696
5/31/2025	$12,934	$13,580	$13,824
6/30/2025	$13,221	$13,890	$14,117
7/31/2025	$13,322	$14,053	$14,188
8/31/2025	$13,551	$14,268	$14,420
9/30/2025	$13,710	$14,499	$14,610
10/31/2025	$13,927	$14,818	$14,772

Average Annual Total Returns

I3CN3	1 Year	5 Years	10 Years
Class C with Load	9.06%	2.56%	3.37%
Class C	10.06%	2.56%	3.37%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	12.16%	2.69%	4.01%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	10.99%	2.79%	3.98%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark, consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$238,837,540
Number of Portfolio Holdings	218
Portfolio Turnover Rate	199%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,574,588
Average MaturityFootnote Reference§	9.56 years
DurationFootnote Reference†	4.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	4.5%
AA	4.2
A	5.7
BBB	26.5
BB	23.0
B	13.8
CCC	7.6
Below CCC	2.0
NR (Not Rated)	7.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	60.8%
Corporate Debt Securities	34.0
Repurchase Agreements	3.8
Other Investment Company	1.8
Convertible Bonds	0.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Argentina Republic Government International Bonds, 4.13%, 07/09/2035	1.9%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2031	1.8
Republic of Poland Government International Bonds, 5.50%, 03/18/2054	1.4
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.4
Mexico Bonos, 10.00%, 11/20/2036	1.4
Saudi Arabian Oil Co., 6.38%, 06/02/2055	1.4
Mexico Bonos, 8.50%, 03/02/2028	1.3
Egypt Government Bonds, 23.38%, 08/26/2028	1.2
Romania Government International Bonds, 6.63%, 05/16/2036	1.2
Inter-American Development Bank, 7.35%, 10/06/2030	1.1

Transamerica Emerging Markets Debt

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Emerging Markets Debt

Class C

Annual Shareholder Report

Transamerica Emerging Markets Debt

Class I

EMTIX

October 31, 2025

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$91	0.86%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 11.33%. For the same period, the Fund’s broad-based benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned 12.16%. The performance benchmark, the Transamerica Emerging Markets Debt Blended Benchmark, returned 10.99% over the same period.

  The Fund performed in line with its blended benchmark during the fiscal year.

  The sub-adviser’s high-yield bias proved favorable as a combination of risk appetite and specific factors related to individual credits or companies (i.e., idiosyncratic) exposures led to strong returns.

  Africa was the top-performing hard currency (i.e., U.S. dollar and euro) sovereign region during the fiscal year, as investor confidence coupled with positive headlines continued to support higher yielding countries including Zambia, Ghana, and Ivory Coast.

  Argentina bonds were a top performer during the fiscal year, following a strong supportive agreement with the International Monetary Fund (“IMF”) and positive relations with the new U.S. administration, including a foreign exchange swap line, despite recent weakness heading into the mid-term elections.

  Pemex was a notable contributor to relative returns, as the quasi-sovereign company continued to receive government support, most recently through direct cash injections.

  Emerging market local currency assets continued to benefit from a weakening dollar environment due to a more isolationist U.S. policy combined with significant funding needs. Therefore, local overweights to Brazil, Zambia, Egypt, and South Africa aided relative returns.

  Not owning India local credits proved beneficial, as geopolitical tension in the country pressured bond prices.

  In corporate bonds, an underweight to less volatile financial credits that did not benefit as much from the risk rally, coupled with exposures to higher-yielding issuers including Banorte, Sammaan Capital, and Ecobank, contributed to relative returns.

  Braskem bonds detracted due to several factors: a potential takeover by an unfriendly bidder, persistent weakness in the chemical sector, and the recent engagement of financial and legal advisors.

  In Chile, Telefonica Moviles Chile underperformed amid a possible divestment by parent company Telefonica España, and WOM Chile struggled to significantly grow market share without compromising profitability following its final restructuring announcement at the end of 2024.

  The Fund maintained a modestly higher-quality bias into the second quarter of 2025, providing the Fund with the flexibility to increase risk exposure as opportunities emerged in disrupted markets following the April 2, 2025 U.S. tariff announcements. Later in the fiscal year, the Fund added some risk as the sub-adviser favored spread compression in high-yield assets and the macroeconomic backdrop remained supportive.

  The views expressed reflect the opinions of MetLife Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Emerging Markets Debt

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,959	$9,994	$9,915
12/31/2015	$9,728	$9,844	$9,754
1/31/2016	$9,624	$9,824	$9,745
2/29/2016	$9,749	$10,023	$9,891
3/31/2016	$10,279	$10,357	$10,386
4/30/2016	$10,585	$10,556	$10,599
5/31/2016	$10,385	$10,524	$10,423
6/30/2016	$10,827	$10,917	$10,808
7/31/2016	$10,996	$11,087	$10,946
8/31/2016	$11,165	$11,286	$11,067
9/30/2016	$11,280	$11,324	$11,153
10/31/2016	$11,227	$11,158	$11,067
11/30/2016	$10,790	$10,694	$10,592
12/31/2016	$11,012	$10,847	$10,734
1/31/2017	$11,239	$11,003	$10,907
2/28/2017	$11,476	$11,232	$11,098
3/31/2017	$11,585	$11,271	$11,201
4/30/2017	$11,749	$11,454	$11,348
5/31/2017	$11,858	$11,549	$11,473
6/30/2017	$11,875	$11,520	$11,487
7/31/2017	$12,074	$11,596	$11,617
8/31/2017	$12,284	$11,796	$11,788
10/31/2017	$12,274	$11,816	$11,712
11/30/2017	$12,297	$11,784	$11,761
12/31/2017	$12,408	$11,858	$11,871
1/31/2018	$12,613	$11,835	$12,026
2/28/2018	$12,443	$11,603	$11,863
3/31/2018	$12,467	$11,647	$11,907
4/30/2018	$12,272	$11,477	$11,713
5/31/2018	$11,894	$11,352	$11,465
6/30/2018	$11,656	$11,238	$11,310
7/31/2018	$11,970	$11,470	$11,513
8/31/2018	$11,424	$11,249	$11,182
9/30/2018	$11,749	$11,448	$11,375
10/31/2018	$11,494	$11,193	$11,196
11/30/2018	$11,447	$11,149	$11,268
12/31/2018	$11,576	$11,312	$11,398
1/31/2019	$12,162	$11,811	$11,870
2/28/2019	$12,185	$11,885	$11,902
3/31/2019	$12,182	$12,057	$11,968
4/30/2019	$12,229	$12,072	$11,999
5/31/2019	$12,229	$12,141	$12,054
6/30/2019	$12,746	$12,511	$12,475
7/31/2019	$12,853	$12,655	$12,599
8/31/2019	$12,387	$12,724	$12,529
9/30/2019	$12,528	$12,678	$12,577
10/31/2019	$12,745	$12,725	$12,740
11/30/2019	$12,661	$12,704	$12,680
12/31/2019	$13,137	$12,943	$12,964
1/31/2020	$13,272	$13,168	$13,062
2/29/2020	$13,063	$13,061	$12,891
3/31/2020	$11,020	$11,421	$11,376
4/30/2020	$11,431	$11,672	$11,761
5/31/2020	$12,327	$12,342	$12,341
6/30/2020	$12,664	$12,701	$12,603
7/31/2020	$13,149	$13,170	$12,982
8/31/2020	$13,274	$13,210	$13,024
9/30/2020	$12,938	$12,991	$12,848
10/31/2020	$12,950	$12,975	$12,870
11/30/2020	$13,647	$13,462	$13,371
12/31/2020	$14,071	$13,704	$13,663
1/31/2021	$13,933	$13,537	$13,558
2/28/2021	$13,656	$13,190	$13,323
3/31/2021	$13,338	$13,053	$13,122
4/30/2021	$13,629	$13,303	$13,326
5/31/2021	$13,845	$13,447	$13,507
6/30/2021	$13,887	$13,567	$13,539
7/31/2021	$13,913	$13,640	$13,558
8/31/2021	$14,091	$13,764	$13,666
9/30/2021	$13,747	$13,494	$13,399
10/31/2021	$13,682	$13,503	$13,327
11/30/2021	$13,310	$13,307	$13,124
12/31/2021	$13,509	$13,496	$13,270
1/31/2022	$13,260	$13,107	$13,058
2/28/2022	$12,697	$12,385	$12,389
3/31/2022	$12,723	$12,247	$12,173
4/30/2022	$12,051	$11,576	$11,632
5/31/2022	$12,091	$11,598	$11,677
6/30/2022	$11,243	$10,955	$11,170
7/31/2022	$11,589	$11,306	$11,345
8/31/2022	$11,589	$11,174	$11,301
9/30/2022	$10,820	$10,495	$10,745
10/31/2022	$10,752	$10,503	$10,642
11/30/2022	$11,600	$11,233	$11,325
12/31/2022	$11,708	$11,276	$11,474
1/31/2023	$12,240	$11,626	$11,869
2/28/2023	$11,899	$11,370	$11,598
3/31/2023	$12,077	$11,529	$11,832
4/30/2023	$12,160	$11,587	$11,920
5/31/2023	$12,105	$11,484	$11,803
6/30/2023	$12,475	$11,706	$12,042
7/31/2023	$12,782	$11,894	$12,255
8/31/2023	$12,516	$11,728	$12,077
9/30/2023	$12,216	$11,398	$11,804
10/31/2023	$12,087	$11,233	$11,675
11/30/2023	$12,757	$11,883	$12,245
12/31/2023	$13,236	$12,454	$12,700
1/31/2024	$13,193	$12,308	$12,616
2/29/2024	$13,279	$12,392	$12,656
3/31/2024	$13,459	$12,628	$12,783
4/30/2024	$13,226	$12,375	$12,572
5/31/2024	$13,445	$12,600	$12,777
6/30/2024	$13,413	$12,683	$12,807
7/31/2024	$13,679	$12,915	$13,043
8/31/2024	$13,945	$13,216	$13,347
9/30/2024	$14,243	$13,453	$13,624
10/31/2024	$13,973	$13,211	$13,309
11/30/2024	$14,048	$13,368	$13,369
12/31/2024	$13,856	$13,168	$13,197
1/31/2025	$14,072	$13,330	$13,371
2/28/2025	$14,226	$13,549	$13,547
3/31/2025	$14,123	$13,477	$13,588
4/30/2025	$14,154	$13,466	$13,696
5/31/2025	$14,358	$13,580	$13,824
6/30/2025	$14,696	$13,890	$14,117
7/31/2025	$14,823	$14,053	$14,188
8/31/2025	$15,092	$14,268	$14,420
9/30/2025	$15,282	$14,499	$14,610
10/31/2025	$15,539	$14,818	$14,772

Average Annual Total Returns

I3CN8	1 Year	5 Years	10 Years
Class I	11.33%	3.71%	4.51%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	12.16%	2.69%	4.01%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	10.99%	2.79%	3.98%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark, consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$238,837,540
Number of Portfolio Holdings	218
Portfolio Turnover Rate	199%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,574,588
Average MaturityFootnote Reference§	9.56 years
DurationFootnote Reference†	4.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	4.5%
AA	4.2
A	5.7
BBB	26.5
BB	23.0
B	13.8
CCC	7.6
Below CCC	2.0
NR (Not Rated)	7.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	60.8%
Corporate Debt Securities	34.0
Repurchase Agreements	3.8
Other Investment Company	1.8
Convertible Bonds	0.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Argentina Republic Government International Bonds, 4.13%, 07/09/2035	1.9%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2031	1.8
Republic of Poland Government International Bonds, 5.50%, 03/18/2054	1.4
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.4
Mexico Bonos, 10.00%, 11/20/2036	1.4
Saudi Arabian Oil Co., 6.38%, 06/02/2055	1.4
Mexico Bonos, 8.50%, 03/02/2028	1.3
Egypt Government Bonds, 23.38%, 08/26/2028	1.2
Romania Government International Bonds, 6.63%, 05/16/2036	1.2
Inter-American Development Bank, 7.35%, 10/06/2030	1.1

Transamerica Emerging Markets Debt

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Emerging Markets Debt

Class I

Annual Shareholder Report

Transamerica Emerging Markets Debt

Class I2

IAADX

October 31, 2025

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$81	0.77%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 11.33%. For the same period, the Fund’s broad-based benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned 12.16%. The performance benchmark, the Transamerica Emerging Markets Debt Blended Benchmark, returned 10.99% over the same period.

  The Fund performed in line with its blended benchmark during the fiscal year.

  The sub-adviser’s high-yield bias proved favorable as a combination of risk appetite and specific factors related to individual credits or companies (i.e., idiosyncratic) exposures led to strong returns.

  Africa was the top-performing hard currency (i.e., U.S. dollar and euro) sovereign region during the fiscal year, as investor confidence coupled with positive headlines continued to support higher yielding countries including Zambia, Ghana, and Ivory Coast.

  Argentina bonds were a top performer during the fiscal year, following a strong supportive agreement with the International Monetary Fund (“IMF”) and positive relations with the new U.S. administration, including a foreign exchange swap line, despite recent weakness heading into the mid-term elections.

  Pemex was a notable contributor to relative returns, as the quasi-sovereign company continued to receive government support, most recently through direct cash injections.

  Emerging market local currency assets continued to benefit from a weakening dollar environment due to a more isolationist U.S. policy combined with significant funding needs. Therefore, local overweights to Brazil, Zambia, Egypt, and South Africa aided relative returns.

  Not owning India local credits proved beneficial, as geopolitical tension in the country pressured bond prices.

  In corporate bonds, an underweight to less volatile financial credits that did not benefit as much from the risk rally, coupled with exposures to higher-yielding issuers including Banorte, Sammaan Capital, and Ecobank, contributed to relative returns.

  Braskem bonds detracted due to several factors: a potential takeover by an unfriendly bidder, persistent weakness in the chemical sector, and the recent engagement of financial and legal advisors.

  In Chile, Telefonica Moviles Chile underperformed amid a possible divestment by parent company Telefonica España, and WOM Chile struggled to significantly grow market share without compromising profitability following its final restructuring announcement at the end of 2024.

  The Fund maintained a modestly higher-quality bias into the second quarter of 2025, providing the Fund with the flexibility to increase risk exposure as opportunities emerged in disrupted markets following the April 2, 2025 U.S. tariff announcements. Later in the fiscal year, the Fund added some risk as the sub-adviser favored spread compression in high-yield assets and the macroeconomic backdrop remained supportive.

  The views expressed reflect the opinions of MetLife Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Emerging Markets Debt

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,959	$9,994	$9,915
12/31/2015	$9,731	$9,844	$9,754
1/31/2016	$9,616	$9,824	$9,745
2/29/2016	$9,752	$10,023	$9,891
3/31/2016	$10,284	$10,357	$10,386
4/30/2016	$10,590	$10,556	$10,599
5/31/2016	$10,379	$10,524	$10,423
6/30/2016	$10,833	$10,917	$10,808
7/31/2016	$11,002	$11,087	$10,946
8/31/2016	$11,171	$11,286	$11,067
9/30/2016	$11,289	$11,324	$11,153
10/31/2016	$11,225	$11,158	$11,067
11/30/2016	$10,798	$10,694	$10,592
12/31/2016	$11,013	$10,847	$10,734
1/31/2017	$11,250	$11,003	$10,907
2/28/2017	$11,488	$11,232	$11,098
3/31/2017	$11,589	$11,271	$11,201
4/30/2017	$11,753	$11,454	$11,348
5/31/2017	$11,873	$11,549	$11,473
6/30/2017	$11,882	$11,520	$11,487
7/31/2017	$12,092	$11,596	$11,617
8/31/2017	$12,292	$11,796	$11,788
10/31/2017	$12,284	$11,816	$11,712
11/30/2017	$12,307	$11,784	$11,761
12/31/2017	$12,433	$11,858	$11,871
1/31/2018	$12,637	$11,835	$12,026
2/28/2018	$12,467	$11,603	$11,863
3/31/2018	$12,494	$11,647	$11,907
4/30/2018	$12,299	$11,477	$11,713
5/31/2018	$11,920	$11,352	$11,465
6/30/2018	$11,673	$11,238	$11,310
7/31/2018	$11,999	$11,470	$11,513
8/31/2018	$11,452	$11,249	$11,182
9/30/2018	$11,778	$11,448	$11,375
10/31/2018	$11,522	$11,193	$11,196
11/30/2018	$11,487	$11,149	$11,268
12/31/2018	$11,607	$11,312	$11,398
1/31/2019	$12,194	$11,811	$11,870
2/28/2019	$12,230	$11,885	$11,902
3/31/2019	$12,229	$12,057	$11,968
4/30/2019	$12,265	$12,072	$11,999
5/31/2019	$12,265	$12,141	$12,054
6/30/2019	$12,798	$12,511	$12,475
7/31/2019	$12,894	$12,655	$12,599
8/31/2019	$12,427	$12,724	$12,529
9/30/2019	$12,570	$12,678	$12,577
10/31/2019	$12,789	$12,725	$12,740
11/30/2019	$12,704	$12,704	$12,680
12/31/2019	$13,185	$12,943	$12,964
1/31/2020	$13,333	$13,168	$13,062
2/29/2020	$13,123	$13,061	$12,891
3/31/2020	$11,064	$11,421	$11,376
4/30/2020	$11,477	$11,672	$11,761
5/31/2020	$12,377	$12,342	$12,341
6/30/2020	$12,715	$12,701	$12,603
7/31/2020	$13,215	$13,170	$12,982
8/31/2020	$13,327	$13,210	$13,024
9/30/2020	$13,002	$12,991	$12,848
10/31/2020	$13,015	$12,975	$12,870
11/30/2020	$13,702	$13,462	$13,371
12/31/2020	$14,137	$13,704	$13,663
1/31/2021	$13,998	$13,537	$13,558
2/28/2021	$13,720	$13,190	$13,323
3/31/2021	$13,404	$13,053	$13,122
4/30/2021	$13,697	$13,303	$13,326
5/31/2021	$13,913	$13,447	$13,507
6/30/2021	$13,959	$13,567	$13,539
7/31/2021	$13,985	$13,640	$13,558
8/31/2021	$14,165	$13,764	$13,666
9/30/2021	$13,822	$13,494	$13,399
10/31/2021	$13,757	$13,503	$13,327
11/30/2021	$13,382	$13,307	$13,124
12/31/2021	$13,586	$13,496	$13,270
1/31/2022	$13,336	$13,107	$13,058
2/28/2022	$12,770	$12,385	$12,389
3/31/2022	$12,799	$12,247	$12,173
4/30/2022	$12,070	$11,576	$11,632
5/31/2022	$12,123	$11,598	$11,677
6/30/2022	$11,273	$10,955	$11,170
7/31/2022	$11,593	$11,306	$11,345
8/31/2022	$11,593	$11,174	$11,301
9/30/2022	$10,822	$10,495	$10,745
10/31/2022	$10,754	$10,503	$10,642
11/30/2022	$11,604	$11,233	$11,325
12/31/2022	$11,701	$11,276	$11,474
1/31/2023	$12,247	$11,626	$11,869
2/28/2023	$11,892	$11,370	$11,598
3/31/2023	$12,074	$11,529	$11,832
4/30/2023	$12,157	$11,587	$11,920
5/31/2023	$12,115	$11,484	$11,803
6/30/2023	$12,475	$11,706	$12,042
7/31/2023	$12,784	$11,894	$12,255
8/31/2023	$12,531	$11,728	$12,077
9/30/2023	$12,220	$11,398	$11,804
10/31/2023	$12,091	$11,233	$11,675
11/30/2023	$12,762	$11,883	$12,245
12/31/2023	$13,246	$12,454	$12,700
1/31/2024	$13,217	$12,308	$12,616
2/29/2024	$13,289	$12,392	$12,656
3/31/2024	$13,474	$12,628	$12,783
4/30/2024	$13,240	$12,375	$12,572
5/31/2024	$13,459	$12,600	$12,777
6/30/2024	$13,431	$12,683	$12,807
7/31/2024	$13,698	$12,915	$13,043
8/31/2024	$13,965	$13,216	$13,347
9/30/2024	$14,268	$13,453	$13,624
10/31/2024	$13,996	$13,211	$13,309
11/30/2024	$14,072	$13,368	$13,369
12/31/2024	$13,883	$13,168	$13,197
1/31/2025	$14,099	$13,330	$13,371
2/28/2025	$14,269	$13,549	$13,547
3/31/2025	$14,154	$13,477	$13,588
4/30/2025	$14,186	$13,466	$13,696
5/31/2025	$14,390	$13,580	$13,824
6/30/2025	$14,733	$13,890	$14,117
7/31/2025	$14,861	$14,053	$14,188
8/31/2025	$15,131	$14,268	$14,420
9/30/2025	$15,325	$14,499	$14,610
10/31/2025	$15,582	$14,818	$14,772

Average Annual Total Returns

I3CN4	1 Year	5 Years	10 Years
Class I2	11.33%	3.67%	4.54%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	12.16%	2.69%	4.01%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	10.99%	2.79%	3.98%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark, consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$238,837,540
Number of Portfolio Holdings	218
Portfolio Turnover Rate	199%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,574,588
Average MaturityFootnote Reference§	9.56 years
DurationFootnote Reference†	4.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	4.5%
AA	4.2
A	5.7
BBB	26.5
BB	23.0
B	13.8
CCC	7.6
Below CCC	2.0
NR (Not Rated)	7.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	60.8%
Corporate Debt Securities	34.0
Repurchase Agreements	3.8
Other Investment Company	1.8
Convertible Bonds	0.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Argentina Republic Government International Bonds, 4.13%, 07/09/2035	1.9%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2031	1.8
Republic of Poland Government International Bonds, 5.50%, 03/18/2054	1.4
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.4
Mexico Bonos, 10.00%, 11/20/2036	1.4
Saudi Arabian Oil Co., 6.38%, 06/02/2055	1.4
Mexico Bonos, 8.50%, 03/02/2028	1.3
Egypt Government Bonds, 23.38%, 08/26/2028	1.2
Romania Government International Bonds, 6.63%, 05/16/2036	1.2
Inter-American Development Bank, 7.35%, 10/06/2030	1.1

Transamerica Emerging Markets Debt

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Emerging Markets Debt

Class I2

Annual Shareholder Report

Transamerica Emerging Markets Debt

Class R6

TAEDX

October 31, 2025

Fund Overview

Transamerica Emerging Markets Debt (the "Fund") seeks to generate a high total return through a combination of capital appreciation and income. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$81	0.77%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 11.41%. For the same period, the Fund’s broad-based benchmark, the J.P. Morgan Emerging Markets Bond Index Global, returned 12.16%. The performance benchmark, the Transamerica Emerging Markets Debt Blended Benchmark, returned 10.99% over the same period.

  The Fund performed in line with its blended benchmark during the fiscal year.

  The sub-adviser’s high-yield bias proved favorable as a combination of risk appetite and specific factors related to individual credits or companies (i.e., idiosyncratic) exposures led to strong returns.

  Africa was the top-performing hard currency (i.e., U.S. dollar and euro) sovereign region during the fiscal year, as investor confidence coupled with positive headlines continued to support higher yielding countries including Zambia, Ghana, and Ivory Coast.

  Argentina bonds were a top performer during the fiscal year, following a strong supportive agreement with the International Monetary Fund (“IMF”) and positive relations with the new U.S. administration, including a foreign exchange swap line, despite recent weakness heading into the mid-term elections.

  Pemex was a notable contributor to relative returns, as the quasi-sovereign company continued to receive government support, most recently through direct cash injections.

  Emerging market local currency assets continued to benefit from a weakening dollar environment due to a more isolationist U.S. policy combined with significant funding needs. Therefore, local overweights to Brazil, Zambia, Egypt, and South Africa aided relative returns.

  Not owning India local credits proved beneficial, as geopolitical tension in the country pressured bond prices.

  In corporate bonds, an underweight to less volatile financial credits that did not benefit as much from the risk rally, coupled with exposures to higher-yielding issuers including Banorte, Sammaan Capital, and Ecobank, contributed to relative returns.

  Braskem bonds detracted due to several factors: a potential takeover by an unfriendly bidder, persistent weakness in the chemical sector, and the recent engagement of financial and legal advisors.

  In Chile, Telefonica Moviles Chile underperformed amid a possible divestment by parent company Telefonica España, and WOM Chile struggled to significantly grow market share without compromising profitability following its final restructuring announcement at the end of 2024.

  The Fund maintained a modestly higher-quality bias into the second quarter of 2025, providing the Fund with the flexibility to increase risk exposure as opportunities emerged in disrupted markets following the April 2, 2025 U.S. tariff announcements. Later in the fiscal year, the Fund added some risk as the sub-adviser favored spread compression in high-yield assets and the macroeconomic backdrop remained supportive.

  The views expressed reflect the opinions of MetLife Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Emerging Markets Debt

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	J.P. Morgan Emerging Markets Bond Index Global	Transamerica Emerging Markets Debt Blended Benchmark
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,959	$9,994	$9,915
12/31/2015	$9,741	$9,844	$9,754
1/31/2016	$9,626	$9,824	$9,745
2/29/2016	$9,751	$10,023	$9,891
3/31/2016	$10,285	$10,357	$10,386
4/30/2016	$10,591	$10,556	$10,599
5/31/2016	$10,390	$10,524	$10,423
6/30/2016	$10,844	$10,917	$10,808
7/31/2016	$11,013	$11,087	$10,946
8/31/2016	$11,172	$11,286	$11,067
9/30/2016	$11,290	$11,324	$11,153
10/31/2016	$11,236	$11,158	$11,067
11/30/2016	$10,798	$10,694	$10,592
12/31/2016	$11,024	$10,847	$10,734
1/31/2017	$11,251	$11,003	$10,907
2/28/2017	$11,489	$11,232	$11,098
3/31/2017	$11,601	$11,271	$11,201
4/30/2017	$11,765	$11,454	$11,348
5/31/2017	$11,875	$11,549	$11,473
6/30/2017	$11,895	$11,520	$11,487
7/31/2017	$12,105	$11,596	$11,617
8/31/2017	$12,305	$11,796	$11,788
10/31/2017	$12,298	$11,816	$11,712
11/30/2017	$12,320	$11,784	$11,761
12/31/2017	$12,446	$11,858	$11,871
1/31/2018	$12,640	$11,835	$12,026
2/28/2018	$12,469	$11,603	$11,863
3/31/2018	$12,496	$11,647	$11,907
4/30/2018	$12,301	$11,477	$11,713
5/31/2018	$11,933	$11,352	$11,465
6/30/2018	$11,686	$11,238	$11,310
7/31/2018	$12,012	$11,470	$11,513
8/31/2018	$11,465	$11,249	$11,182
9/30/2018	$11,779	$11,448	$11,375
10/31/2018	$11,523	$11,193	$11,196
11/30/2018	$11,488	$11,149	$11,268
12/31/2018	$11,608	$11,312	$11,398
1/31/2019	$12,196	$11,811	$11,870
2/28/2019	$12,232	$11,885	$11,902
3/31/2019	$12,231	$12,057	$11,968
4/30/2019	$12,267	$12,072	$11,999
5/31/2019	$12,279	$12,141	$12,054
6/30/2019	$12,800	$12,511	$12,475
7/31/2019	$12,896	$12,655	$12,599
8/31/2019	$12,441	$12,724	$12,529
9/30/2019	$12,585	$12,678	$12,577
10/31/2019	$12,791	$12,725	$12,740
11/30/2019	$12,718	$12,704	$12,680
12/31/2019	$13,200	$12,943	$12,964
1/31/2020	$13,336	$13,168	$13,062
2/29/2020	$13,126	$13,061	$12,891
3/31/2020	$11,064	$11,421	$11,376
4/30/2020	$11,490	$11,672	$11,761
5/31/2020	$12,391	$12,342	$12,341
6/30/2020	$12,729	$12,701	$12,603
7/31/2020	$13,217	$13,170	$12,982
8/31/2020	$13,342	$13,210	$13,024
9/30/2020	$13,004	$12,991	$12,848
10/31/2020	$13,017	$12,975	$12,870
11/30/2020	$13,718	$13,462	$13,371
12/31/2020	$14,154	$13,704	$13,663
1/31/2021	$14,002	$13,537	$13,558
2/28/2021	$13,723	$13,190	$13,323
3/31/2021	$13,420	$13,053	$13,122
4/30/2021	$13,713	$13,303	$13,326
5/31/2021	$13,930	$13,447	$13,507
6/30/2021	$13,976	$13,567	$13,539
7/31/2021	$13,988	$13,640	$13,558
8/31/2021	$14,181	$13,764	$13,666
9/30/2021	$13,825	$13,494	$13,399
10/31/2021	$13,760	$13,503	$13,327
11/30/2021	$13,398	$13,307	$13,124
12/31/2021	$13,589	$13,496	$13,270
1/31/2022	$13,338	$13,107	$13,058
2/28/2022	$12,785	$12,385	$12,389
3/31/2022	$12,800	$12,247	$12,173
4/30/2022	$12,084	$11,576	$11,632
5/31/2022	$12,124	$11,598	$11,677
6/30/2022	$11,273	$10,955	$11,170
7/31/2022	$11,634	$11,306	$11,345
8/31/2022	$11,620	$11,174	$11,301
9/30/2022	$10,862	$10,495	$10,745
10/31/2022	$10,794	$10,503	$10,642
11/30/2022	$11,645	$11,233	$11,325
12/31/2022	$11,741	$11,276	$11,474
1/31/2023	$12,289	$11,626	$11,869
2/28/2023	$11,933	$11,370	$11,598
3/31/2023	$12,115	$11,529	$11,832
4/30/2023	$12,198	$11,587	$11,920
5/31/2023	$12,156	$11,484	$11,803
6/30/2023	$12,531	$11,706	$12,042
7/31/2023	$12,826	$11,894	$12,255
8/31/2023	$12,573	$11,728	$12,077
9/30/2023	$12,261	$11,398	$11,804
10/31/2023	$12,133	$11,233	$11,675
11/30/2023	$12,804	$11,883	$12,245
12/31/2023	$13,288	$12,454	$12,700
1/31/2024	$13,259	$12,308	$12,616
2/29/2024	$13,346	$12,392	$12,656
3/31/2024	$13,531	$12,628	$12,783
4/30/2024	$13,282	$12,375	$12,572
5/31/2024	$13,502	$12,600	$12,777
6/30/2024	$13,474	$12,683	$12,807
7/31/2024	$13,741	$12,915	$13,043
8/31/2024	$14,008	$13,216	$13,347
9/30/2024	$14,327	$13,453	$13,624
10/31/2024	$14,040	$13,211	$13,309
11/30/2024	$14,130	$13,368	$13,369
12/31/2024	$13,941	$13,168	$13,197
1/31/2025	$14,158	$13,330	$13,371
2/28/2025	$14,313	$13,549	$13,547
3/31/2025	$14,197	$13,477	$13,588
4/30/2025	$14,229	$13,466	$13,696
5/31/2025	$14,449	$13,580	$13,824
6/30/2025	$14,792	$13,890	$14,117
7/31/2025	$14,920	$14,053	$14,188
8/31/2025	$15,175	$14,268	$14,420
9/30/2025	$15,384	$14,499	$14,610
10/31/2025	$15,642	$14,818	$14,772

Average Annual Total Returns

I3CNB	1 Year	5 Years	10 Years
Class R6	11.41%	3.74%	4.58%
J.P. Morgan Emerging Markets Bond Index GlobalFootnote Reference(a)	12.16%	2.69%	4.01%
Transamerica Emerging Markets Debt Blended BenchmarkFootnote Reference(b)	10.99%	2.79%	3.98%
Footnote	Description
Footnote(a)	J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Transamerica Emerging Markets Debt Blended Benchmark, consists of 35% J.P. Morgan Emerging Markets Bond Index Global Index, 35% J.P. Morgan CEMBI Broad Diversified Index, 30% J.P. Morgan GBI-EM Diversified Global Index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$238,837,540
Number of Portfolio Holdings	218
Portfolio Turnover Rate	199%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,574,588
Average MaturityFootnote Reference§	9.56 years
DurationFootnote Reference†	4.82 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Emerging Markets Debt

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	4.5%
AA	4.2
A	5.7
BBB	26.5
BB	23.0
B	13.8
CCC	7.6
Below CCC	2.0
NR (Not Rated)	7.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Foreign Government Obligations	60.8%
Corporate Debt Securities	34.0
Repurchase Agreements	3.8
Other Investment Company	1.8
Convertible Bonds	0.3
Common Stocks	0.1
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Argentina Republic Government International Bonds, 4.13%, 07/09/2035	1.9%
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2031	1.8
Republic of Poland Government International Bonds, 5.50%, 03/18/2054	1.4
Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2035	1.4
Mexico Bonos, 10.00%, 11/20/2036	1.4
Saudi Arabian Oil Co., 6.38%, 06/02/2055	1.4
Mexico Bonos, 8.50%, 03/02/2028	1.3
Egypt Government Bonds, 23.38%, 08/26/2028	1.2
Romania Government International Bonds, 6.63%, 05/16/2036	1.2
Inter-American Development Bank, 7.35%, 10/06/2030	1.1

Transamerica Emerging Markets Debt

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Emerging Markets Debt

Class R6

Annual Shareholder Report

Transamerica Emerging Markets Equity

Class I

TEOIX

October 31, 2025

Fund Overview

Transamerica Emerging Markets Equity (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$114	0.98%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 33.33%. For the same period, the Fund’s broad-based benchmark, the MSCI Emerging Markets Index, returned 28.69%.

  Thompson, Siegel & Walmsley LLC sub-advised the Fund with a focus on bottom-up fundamentals as a driver of performance during the fiscal year ended October 31, 2025.

  Portfolio turnover was moderate as the changing macroeconomic environment altered risk-reward across the investment opportunity set. Notably, the Fund added multiple new positions in the industrial and communication services sectors.

  China was the top contributor to relative return on a country basis due to stock selection. On an individual security basis, NetEase was the primary contributor due to strong performance from its gaming division.

  India also added to relative performance, with the Fund’s position in Bajaj Finance a leading contributor. The non-banking financial company saw loan growth exceed the market’s expectations. The Fund subsequently sold its position in Bajaj Finance to capitalize on the security’s appreciation and premium valuation.

  South Korea was the largest detractor from relative return. Krafton, a video game developer, saw shares sell off as new title launches were pushed out into next year and beyond. TSW believed PUBG, their core intellectual property, to be cash generative and should sustain earnings far better than the market anticipates. The Fund continued to hold Krafton as of period end.

  Portfolio holdings in Turkey also lagged, as Coca-Cola Icecek detracted from performance. The Turkish cola bottler saw weaker volumes and pricing in key markets. As of period end, TSW believed these headwinds would be temporary and saw valuation as attractive given the relative discount to other global bottlers.

  Communication services was the largest source of outperformance at the sector level due to NetEase, as discussed above.

  Information technology holdings detracted, with E-Ink weighing the most. The Taiwanese electronic ink manufacturer saw e-reader purchases slow throughout the last year. As of period end, the Fund continued to hold this position because TSW believed this technology continued to have potential to expand into multiple end markets beyond e-readers over the Fund’s investment time horizon.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Emerging Markets Equity

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI Emerging Markets Index
12/19/2019	$10,000	$10,000
12/31/2019	$10,040	$10,079
1/31/2020	$9,370	$9,609
2/29/2020	$8,970	$9,103
3/31/2020	$7,420	$7,703
4/30/2020	$8,030	$8,410
5/31/2020	$8,200	$8,477
6/30/2020	$8,850	$9,104
7/31/2020	$9,730	$9,926
8/31/2020	$9,850	$10,148
9/30/2020	$9,700	$9,987
10/31/2020	$9,900	$10,194
11/30/2020	$10,910	$11,138
12/31/2020	$11,735	$11,962
1/31/2021	$12,167	$12,332
2/28/2021	$12,268	$12,427
3/31/2021	$12,097	$12,242
4/30/2021	$12,469	$12,549
5/31/2021	$12,640	$12,843
6/30/2021	$12,751	$12,869
7/31/2021	$11,896	$12,011
8/31/2021	$11,966	$12,329
9/30/2021	$11,574	$11,843
10/31/2021	$11,876	$11,962
11/30/2021	$11,303	$11,475
12/31/2021	$11,421	$11,696
1/31/2022	$11,409	$11,475
2/28/2022	$10,701	$11,134
3/31/2022	$10,049	$10,886
4/30/2022	$9,285	$10,282
5/31/2022	$9,442	$10,330
6/30/2022	$9,060	$9,652
7/31/2022	$8,813	$9,637
8/31/2022	$8,745	$9,680
9/30/2022	$7,756	$8,550
10/31/2022	$7,416	$8,286
11/30/2022	$8,732	$9,516
12/31/2022	$8,625	$9,388
1/31/2023	$9,411	$10,130
2/28/2023	$8,660	$9,474
3/31/2023	$8,902	$9,765
4/30/2023	$8,741	$9,656
5/31/2023	$8,486	$9,497
6/30/2023	$8,822	$9,866
7/31/2023	$9,203	$10,487
8/31/2023	$8,579	$9,844
9/30/2023	$8,394	$9,591
10/31/2023	$8,093	$9,219
11/30/2023	$8,579	$9,958
12/31/2023	$8,806	$10,351
1/31/2024	$8,402	$9,872
2/29/2024	$8,723	$10,343
3/31/2024	$8,960	$10,604
4/30/2024	$9,067	$10,653
5/31/2024	$9,222	$10,717
6/30/2024	$9,459	$11,146
7/31/2024	$9,448	$11,187
8/31/2024	$9,555	$11,372
9/30/2024	$10,137	$12,136
10/31/2024	$9,626	$11,611
11/30/2024	$9,507	$11,195
12/31/2024	$9,436	$11,185
1/31/2025	$9,531	$11,387
2/28/2025	$9,816	$11,444
3/31/2025	$10,042	$11,521
4/30/2025	$10,172	$11,676
5/31/2025	$10,683	$12,179
6/30/2025	$11,337	$12,926
7/31/2025	$11,480	$13,187
8/31/2025	$11,848	$13,380
9/30/2025	$12,537	$14,341
10/31/2025	$12,834	$14,942

Average Annual Total Returns

I3GA8	1 Year	5 Years	Since Inception 12/19/19
Class I	33.33%	5.33%	4.34%
MSCI Emerging Markets IndexFootnote Reference(a)	28.69%	7.95%	7.08%
Footnote	Description
Footnote(a)	MSCI Emerging Markets Index captures large and mid cap representation across 24 emerging market countries, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$200,100,160
Number of Portfolio Holdings	63
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,110,500

Transamerica Emerging Markets Equity

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Taiwan	17.8%
China	15.2
Republic of Korea	13.5
India	8.5
Hong Kong	8.1
Republic of South Africa	5.0
Mexico	4.3
United Kingdom	3.9
United States	2.8
Brazil	2.7

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	25.9%
Financials	17.6
Consumer Discretionary	15.6
Communication Services	14.1
Industrials	7.9
Materials	5.3
Consumer Staples	4.9
Energy	3.6
Real Estate	2.1
Health Care	1.7
Repurchase Agreements	1.5
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	12.0%
Tencent Holdings Ltd.	5.6
Samsung Electronics Co. Ltd.	4.9
Alibaba Group Holding Ltd.	4.5
Naspers Ltd., Class N	3.6
Zijin Mining Group Co. Ltd., Class H	2.5
NetEase, Inc.	2.4
ACM Research, Inc., Class A	2.2
AIA Group Ltd.	2.2
Shinhan Financial Group Co. Ltd.	2.1

Transamerica Emerging Markets Equity

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Emerging Markets Equity

Class I

Annual Shareholder Report

Transamerica Emerging Markets Equity

Class I2

TEOJX

October 31, 2025

Fund Overview

Transamerica Emerging Markets Equity (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$111	0.95%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 33.24%. For the same period, the Fund’s broad-based benchmark, the MSCI Emerging Markets Index, returned 28.69%.

  Thompson, Siegel & Walmsley LLC sub-advised the Fund with a focus on bottom-up fundamentals as a driver of performance during the fiscal year ended October 31, 2025.

  Portfolio turnover was moderate as the changing macroeconomic environment altered risk-reward across the investment opportunity set. Notably, the Fund added multiple new positions in the industrial and communication services sectors.

  China was the top contributor to relative return on a country basis due to stock selection. On an individual security basis, NetEase was the primary contributor due to strong performance from its gaming division.

  India also added to relative performance, with the Fund’s position in Bajaj Finance a leading contributor. The non-banking financial company saw loan growth exceed the market’s expectations. The Fund subsequently sold its position in Bajaj Finance to capitalize on the security’s appreciation and premium valuation.

  South Korea was the largest detractor from relative return. Krafton, a video game developer, saw shares sell off as new title launches were pushed out into next year and beyond. TSW believed PUBG, their core intellectual property, to be cash generative and should sustain earnings far better than the market anticipates. The Fund continued to hold Krafton as of period end.

  Portfolio holdings in Turkey also lagged, as Coca-Cola Icecek detracted from performance. The Turkish cola bottler saw weaker volumes and pricing in key markets. As of period end, TSW believed these headwinds would be temporary and saw valuation as attractive given the relative discount to other global bottlers.

  Communication services was the largest source of outperformance at the sector level due to NetEase, as discussed above.

  Information technology holdings detracted, with E-Ink weighing the most. The Taiwanese electronic ink manufacturer saw e-reader purchases slow throughout the last year. As of period end, the Fund continued to hold this position because TSW believed this technology continued to have potential to expand into multiple end markets beyond e-readers over the Fund’s investment time horizon.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Emerging Markets Equity

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI Emerging Markets Index
12/19/2019	$10,000	$10,000
12/31/2019	$10,030	$10,079
1/31/2020	$9,370	$9,609
2/29/2020	$8,970	$9,103
3/31/2020	$7,420	$7,703
4/30/2020	$8,030	$8,410
5/31/2020	$8,200	$8,477
6/30/2020	$8,850	$9,104
7/31/2020	$9,730	$9,926
8/31/2020	$9,850	$10,148
9/30/2020	$9,710	$9,987
10/31/2020	$9,900	$10,194
11/30/2020	$10,910	$11,138
12/31/2020	$11,750	$11,962
1/31/2021	$12,173	$12,332
2/28/2021	$12,273	$12,427
3/31/2021	$12,112	$12,242
4/30/2021	$12,475	$12,549
5/31/2021	$12,656	$12,843
6/30/2021	$12,766	$12,869
7/31/2021	$11,911	$12,011
8/31/2021	$11,982	$12,329
9/30/2021	$11,589	$11,843
10/31/2021	$11,891	$11,962
11/30/2021	$11,318	$11,475
12/31/2021	$11,442	$11,696
1/31/2022	$11,431	$11,475
2/28/2022	$10,722	$11,134
3/31/2022	$10,070	$10,886
4/30/2022	$9,293	$10,282
5/31/2022	$9,451	$10,330
6/30/2022	$9,068	$9,652
7/31/2022	$8,832	$9,637
8/31/2022	$8,753	$9,680
9/30/2022	$7,774	$8,550
10/31/2022	$7,426	$8,286
11/30/2022	$8,742	$9,516
12/31/2022	$8,632	$9,388
1/31/2023	$9,430	$10,130
2/28/2023	$8,667	$9,474
3/31/2023	$8,921	$9,765
4/30/2023	$8,759	$9,656
5/31/2023	$8,505	$9,497
6/30/2023	$8,840	$9,866
7/31/2023	$9,222	$10,487
8/31/2023	$8,597	$9,844
9/30/2023	$8,412	$9,591
10/31/2023	$8,111	$9,219
11/30/2023	$8,597	$9,958
12/31/2023	$8,833	$10,351
1/31/2024	$8,416	$9,872
2/29/2024	$8,738	$10,343
3/31/2024	$8,976	$10,604
4/30/2024	$9,083	$10,653
5/31/2024	$9,238	$10,717
6/30/2024	$9,476	$11,146
7/31/2024	$9,464	$11,187
8/31/2024	$9,583	$11,372
9/30/2024	$10,166	$12,136
10/31/2024	$9,654	$11,611
11/30/2024	$9,535	$11,195
12/31/2024	$9,454	$11,185
1/31/2025	$9,549	$11,387
2/28/2025	$9,847	$11,444
3/31/2025	$10,062	$11,521
4/30/2025	$10,193	$11,676
5/31/2025	$10,718	$12,179
6/30/2025	$11,362	$12,926
7/31/2025	$11,517	$13,187
8/31/2025	$11,886	$13,380
9/30/2025	$12,578	$14,341
10/31/2025	$12,864	$14,942

Average Annual Total Returns

I3GA4	1 Year	5 Years	Since Inception 12/19/19
Class I2	33.24%	5.38%	4.38%
MSCI Emerging Markets IndexFootnote Reference(a)	28.69%	7.95%	7.08%
Footnote	Description
Footnote(a)	MSCI Emerging Markets Index captures large and mid cap representation across 24 emerging market countries, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$200,100,160
Number of Portfolio Holdings	63
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,110,500

Transamerica Emerging Markets Equity

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Taiwan	17.8%
China	15.2
Republic of Korea	13.5
India	8.5
Hong Kong	8.1
Republic of South Africa	5.0
Mexico	4.3
United Kingdom	3.9
United States	2.8
Brazil	2.7

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	25.9%
Financials	17.6
Consumer Discretionary	15.6
Communication Services	14.1
Industrials	7.9
Materials	5.3
Consumer Staples	4.9
Energy	3.6
Real Estate	2.1
Health Care	1.7
Repurchase Agreements	1.5
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	12.0%
Tencent Holdings Ltd.	5.6
Samsung Electronics Co. Ltd.	4.9
Alibaba Group Holding Ltd.	4.5
Naspers Ltd., Class N	3.6
Zijin Mining Group Co. Ltd., Class H	2.5
NetEase, Inc.	2.4
ACM Research, Inc., Class A	2.2
AIA Group Ltd.	2.2
Shinhan Financial Group Co. Ltd.	2.1

Transamerica Emerging Markets Equity

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Emerging Markets Equity

Class I2

Annual Shareholder Report

Transamerica Emerging Markets Equity

Class R6

TEOOX

October 31, 2025

Fund Overview

Transamerica Emerging Markets Equity (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$111	0.95%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 33.34%. For the same period, the Fund’s broad-based benchmark, the MSCI Emerging Markets Index, returned 28.69%.

  Thompson, Siegel & Walmsley LLC sub-advised the Fund with a focus on bottom-up fundamentals as a driver of performance during the fiscal year ended October 31, 2025.

  Portfolio turnover was moderate as the changing macroeconomic environment altered risk-reward across the investment opportunity set. Notably, the Fund added multiple new positions in the industrial and communication services sectors.

  China was the top contributor to relative return on a country basis due to stock selection. On an individual security basis, NetEase was the primary contributor due to strong performance from its gaming division.

  India also added to relative performance, with the Fund’s position in Bajaj Finance a leading contributor. The non-banking financial company saw loan growth exceed the market’s expectations. The Fund subsequently sold its position in Bajaj Finance to capitalize on the security’s appreciation and premium valuation.

  South Korea was the largest detractor from relative return. Krafton, a video game developer, saw shares sell off as new title launches were pushed out into next year and beyond. TSW believed PUBG, their core intellectual property, to be cash generative and should sustain earnings far better than the market anticipates. The Fund continued to hold Krafton as of period end.

  Portfolio holdings in Turkey also lagged, as Coca-Cola Icecek detracted from performance. The Turkish cola bottler saw weaker volumes and pricing in key markets. As of period end, TSW believed these headwinds would be temporary and saw valuation as attractive given the relative discount to other global bottlers.

  Communication services was the largest source of outperformance at the sector level due to NetEase, as discussed above.

  Information technology holdings detracted, with E-Ink weighing the most. The Taiwanese electronic ink manufacturer saw e-reader purchases slow throughout the last year. As of period end, the Fund continued to hold this position because TSW believed this technology continued to have potential to expand into multiple end markets beyond e-readers over the Fund’s investment time horizon.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Emerging Markets Equity

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI Emerging Markets Index
5/28/2021	$10,000	$10,000
6/30/2021	$10,095	$10,021
7/31/2021	$9,412	$9,352
8/31/2021	$9,475	$9,600
9/30/2021	$9,157	$9,222
10/31/2021	$9,404	$9,314
11/30/2021	$8,943	$8,935
12/31/2021	$9,043	$9,107
1/31/2022	$9,034	$8,935
2/28/2022	$8,477	$8,669
3/31/2022	$7,956	$8,477
4/30/2022	$7,346	$8,006
5/31/2022	$7,470	$8,044
6/30/2022	$7,169	$7,516
7/31/2022	$6,983	$7,504
8/31/2022	$6,922	$7,538
9/30/2022	$6,144	$6,658
10/31/2022	$5,870	$6,452
11/30/2022	$6,913	$7,410
12/31/2022	$6,826	$7,310
1/31/2023	$7,453	$7,888
2/28/2023	$6,853	$7,377
3/31/2023	$7,053	$7,603
4/30/2023	$6,926	$7,519
5/31/2023	$6,726	$7,395
6/30/2023	$6,990	$7,682
7/31/2023	$7,290	$8,166
8/31/2023	$6,799	$7,665
9/30/2023	$6,654	$7,468
10/31/2023	$6,408	$7,178
11/30/2023	$6,781	$7,754
12/31/2023	$6,972	$8,060
1/31/2024	$6,645	$7,687
2/29/2024	$6,907	$8,054
3/31/2024	$7,084	$8,257
4/30/2024	$7,178	$8,295
5/31/2024	$7,290	$8,345
6/30/2024	$7,486	$8,679
7/31/2024	$7,477	$8,711
8/31/2024	$7,561	$8,855
9/30/2024	$8,019	$9,450
10/31/2024	$7,617	$9,041
11/30/2024	$7,524	$8,717
12/31/2024	$7,470	$8,709
1/31/2025	$7,545	$8,866
2/28/2025	$7,770	$8,911
3/31/2025	$7,947	$8,971
4/30/2025	$8,050	$9,091
5/31/2025	$8,462	$9,483
6/30/2025	$8,968	$10,065
7/31/2025	$9,090	$10,268
8/31/2025	$9,380	$10,419
9/30/2025	$9,932	$11,167
10/31/2025	$10,157	$11,635

Average Annual Total Returns

I3GAB	1 Year	Since Inception 5/28/21
Class R6	33.34%	0.35%
MSCI Emerging Markets IndexFootnote Reference(a)	28.69%	3.49%
Footnote	Description
Footnote(a)	MSCI Emerging Markets Index captures large and mid cap representation across 24 emerging market countries, covering approximately 85% of the free float-adjusted market capitalization in each country. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$200,100,160
Number of Portfolio Holdings	63
Portfolio Turnover Rate	35%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,110,500

Transamerica Emerging Markets Equity

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Taiwan	17.8%
China	15.2
Republic of Korea	13.5
India	8.5
Hong Kong	8.1
Republic of South Africa	5.0
Mexico	4.3
United Kingdom	3.9
United States	2.8
Brazil	2.7

Asset Allocations (Percentage of Net Assets)

Common Stocks
Information Technology	25.9%
Financials	17.6
Consumer Discretionary	15.6
Communication Services	14.1
Industrials	7.9
Materials	5.3
Consumer Staples	4.9
Energy	3.6
Real Estate	2.1
Health Care	1.7
Repurchase Agreements	1.5
Other Investment Company	0.2
Net Other Assets (Liabilities)Footnote Reference^	(0.4)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd.	12.0%
Tencent Holdings Ltd.	5.6
Samsung Electronics Co. Ltd.	4.9
Alibaba Group Holding Ltd.	4.5
Naspers Ltd., Class N	3.6
Zijin Mining Group Co. Ltd., Class H	2.5
NetEase, Inc.	2.4
ACM Research, Inc., Class A	2.2
AIA Group Ltd.	2.2
Shinhan Financial Group Co. Ltd.	2.1

Transamerica Emerging Markets Equity

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Emerging Markets Equity

Class R6

Annual Shareholder Report

Transamerica Energy Infrastructure

Class A

TMLAX

October 31, 2025

Fund Overview

Transamerica Energy Infrastructure (the "Fund") seeks long-term growth of capital while providing current income. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$158	1.53%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 6.60%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Alerian Midstream Energy Select Index, returned 8.66% over the same period.

  During the fiscal year ended October 31, 2025, the Fund underperformed the Alerian Midstream Energy Select Total Return and the Alerian MLP Total Return Indices.

  The Fund is focused on North American energy infrastructure businesses that exhibit defensive attributes and thematic tailwinds. The sub-adviser believes these types of companies are well positioned to generate several years of attractive returns for investors.

  As of October 31, 2025, over 90% of the Fund was allocated towards midstream equity investments, with the remainder allocated to power infrastructure and other energy companies. Natural gas value chains continue to benefit from structural tailwinds in LNG (“liquefied natural gas”) demand, along with industrial re-shoring and data center development. Over the past year, the sub-adviser steadily increased the Fund’s exposure to natural gas-focused infrastructure and other contracted, volume-driven businesses. The sub-adviser also broadened the Fund’s exposure to the natural gas value chain via positions in companies focused on LNG, gas storage, and compression.

  In parallel, the sub-adviser increased the Fund’s exposure to power infrastructure companies to benefit from the rising power demand cycle. The sub-adviser simultaneously trimmed the Fund’s positions perceived to have more exposure to drilling activity and crude oil production trends.

  These actions reflect the sub-adviser’s determination to increase the Fund’s exposure to natural gas demand growth (which the sub-adviser considers to be a multi-decade trend), as well as the sub-adviser’s defensive mindset.

  Focusing on the Fund’s top ten holdings, DT Midstream, a natural gas pipeline company, was the best performing investment during fiscal year 2025, followed by MPLX, a midstream energy and logistics company, and Enbridge, a major oil and gas pipeline company. Positive contributors to performance also included Williams, a major natural gas processing and transportation company, and Enterprise Products, a major North American provider of midstream energy services.

  The primary detractor from performance during the fiscal year was ONEOK, a leading American midstream energy infrastructure company, followed by Kinetik Holdings, a midstream logistics and pipeline transportation company, and Kodiak Gas Services, a natural gas compression services company.

  The views expressed reflect the opinions of Kayne Anderson Capital Advisors, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Energy Infrastructure

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Russell 3000® Index	Alerian Midstream Energy Select Index
10/31/2015	$9,452	$10,000	$10,000
11/30/2015	$8,619	$10,055	$9,174
12/31/2015	$7,749	$9,849	$8,436
1/31/2016	$7,123	$9,293	$8,051
2/29/2016	$7,280	$9,290	$8,130
3/31/2016	$7,806	$9,944	$9,016
4/30/2016	$8,472	$10,006	$9,927
5/31/2016	$8,690	$10,185	$10,161
6/30/2016	$9,048	$10,206	$10,703
7/31/2016	$9,121	$10,611	$10,762
8/31/2016	$9,230	$10,638	$11,088
9/30/2016	$9,752	$10,655	$11,690
10/31/2016	$9,370	$10,424	$11,174
11/30/2016	$9,740	$10,891	$11,619
12/31/2016	$10,046	$11,103	$12,110
1/31/2017	$10,171	$11,312	$12,272
2/28/2017	$10,209	$11,733	$12,380
3/31/2017	$10,321	$11,741	$12,431
4/30/2017	$10,220	$11,865	$12,226
5/31/2017	$9,738	$11,987	$11,807
6/30/2017	$9,829	$12,095	$11,965
7/31/2017	$10,163	$12,323	$12,309
8/31/2017	$9,816	$12,347	$11,911
9/30/2017	$10,001	$12,648	$12,245
10/31/2017	$9,585	$12,924	$11,830
11/30/2017	$9,481	$13,316	$11,748
12/31/2017	$10,008	$13,450	$12,203
1/31/2018	$10,127	$14,158	$12,252
2/28/2018	$9,192	$13,637	$10,964
3/31/2018	$8,841	$13,363	$10,591
4/30/2018	$9,321	$13,414	$11,144
5/31/2018	$9,814	$13,792	$11,705
6/30/2018	$9,884	$13,883	$11,933
7/31/2018	$10,195	$14,343	$12,375
8/31/2018	$10,249	$14,847	$12,210
9/30/2018	$10,133	$14,871	$12,000
10/31/2018	$9,408	$13,776	$11,115
11/30/2018	$9,298	$14,052	$11,105
12/31/2018	$8,447	$12,745	$10,046
1/31/2019	$9,638	$13,838	$11,660
2/28/2019	$9,652	$14,325	$11,819
3/31/2019	$10,058	$14,534	$12,278
4/30/2019	$9,890	$15,115	$12,140
5/31/2019	$9,595	$14,137	$11,916
6/30/2019	$9,978	$15,129	$12,297
7/31/2019	$9,793	$15,354	$12,047
8/31/2019	$9,424	$15,041	$11,691
9/30/2019	$9,633	$15,305	$11,993
10/31/2019	$9,389	$15,635	$11,555
11/30/2019	$9,273	$16,229	$11,320
12/31/2019	$9,742	$16,698	$12,291
1/31/2020	$9,538	$16,680	$11,797
2/29/2020	$8,765	$15,314	$10,586
3/31/2020	$5,916	$13,208	$6,195
4/30/2020	$7,153	$14,957	$8,227
5/31/2020	$7,585	$15,757	$8,812
6/30/2020	$7,365	$16,117	$8,549
7/31/2020	$7,486	$17,033	$8,511
8/31/2020	$7,607	$18,266	$8,747
9/30/2020	$7,165	$17,601	$7,770
10/31/2020	$7,289	$17,221	$7,781
11/30/2020	$8,336	$19,317	$9,298
12/31/2020	$8,627	$20,186	$9,412
1/31/2021	$9,080	$20,096	$9,872
2/28/2021	$9,064	$20,724	$10,610
3/31/2021	$9,515	$21,467	$11,362
4/30/2021	$9,830	$22,573	$12,035
5/31/2021	$10,114	$22,676	$12,830
6/30/2021	$10,430	$23,236	$13,437
7/31/2021	$10,238	$23,628	$12,940
8/31/2021	$10,222	$24,302	$12,752
9/30/2021	$10,247	$23,212	$13,350
10/31/2021	$11,021	$24,782	$14,096
11/30/2021	$10,505	$24,404	$13,029
12/31/2021	$10,597	$25,365	$13,247
1/31/2022	$11,004	$23,873	$14,327
2/28/2022	$11,459	$23,272	$14,986
3/31/2022	$12,332	$24,026	$16,099
4/30/2022	$11,773	$21,870	$15,749
5/31/2022	$12,381	$21,841	$16,781
6/30/2022	$11,245	$20,014	$14,568
7/31/2022	$12,259	$21,891	$16,150
8/31/2022	$12,193	$21,074	$16,167
9/30/2022	$10,917	$19,120	$14,420
10/31/2022	$11,825	$20,688	$16,142
11/30/2022	$12,262	$21,768	$16,829
12/31/2022	$11,526	$20,493	$15,785
1/31/2023	$11,900	$21,905	$16,581
2/28/2023	$11,475	$21,393	$15,919
3/31/2023	$11,503	$21,965	$15,825
4/30/2023	$11,520	$22,199	$16,201
5/31/2023	$10,971	$22,285	$15,623
6/30/2023	$11,465	$23,807	$16,753
7/31/2023	$11,864	$24,661	$17,476
8/31/2023	$11,760	$24,185	$17,388
9/30/2023	$11,424	$23,032	$17,259
10/31/2023	$11,266	$22,422	$17,171
11/30/2023	$12,002	$24,513	$18,382
12/31/2023	$12,066	$25,813	$18,277
1/31/2024	$11,956	$26,099	$18,399
2/29/2024	$12,376	$27,512	$19,150
3/31/2024	$13,273	$28,399	$20,473
4/30/2024	$13,144	$27,150	$20,355
5/31/2024	$13,623	$28,432	$21,100
6/30/2024	$14,004	$29,313	$21,733
7/31/2024	$14,414	$29,857	$22,384
8/31/2024	$14,934	$30,507	$23,294
9/30/2024	$14,934	$31,138	$23,452
10/31/2024	$15,592	$30,910	$24,353
11/30/2024	$17,752	$32,966	$27,797
12/31/2024	$16,658	$31,958	$26,159
1/31/2025	$17,360	$32,967	$27,067
2/28/2025	$17,530	$32,336	$27,543
3/31/2025	$17,630	$30,449	$27,955
4/30/2025	$16,405	$30,245	$26,334
5/31/2025	$16,845	$32,162	$27,020
6/30/2025	$17,268	$33,796	$27,856
7/31/2025	$17,152	$34,540	$27,751
8/31/2025	$17,190	$35,340	$28,003
9/30/2025	$17,480	$36,559	$28,332
10/31/2025	$16,621	$37,343	$26,463

Average Annual Total ReturnsFootnote Reference(a)

I4CY1	1 Year	5 Years	10 Years
Class A with Load	0.77%	16.58%	5.21%
Class A	6.60%	17.92%	5.81%
Russell 3000®IndexFootnote Reference(b)	20.81%	16.74%	14.08%
Alerian Midstream Energy Select IndexFootnote Reference(c)	8.66%	27.74%	10.22%
Footnote	Description
Footnote(a)	The Fund pays dividends quarterly. The Fund’s dividend practice is to make quarterly distributions to shareholders at a relatively consistent level. For certain periods, the Fund’s dividend practice has resulted in the Fund distributing more than its distributable income resulting in a return of capital to shareholders and reduction to Fund assets.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(c)	Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$120,922,106
Number of Portfolio Holdings	27
Portfolio Turnover Rate	53%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,443,441

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	69.8%
Master Limited Partnerships	26.2
Repurchase Agreements	3.7
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Energy Infrastructure

Class A

Top Holdings (Percentage of Net Assets)

Williams Cos., Inc.	10.0%
Cheniere Energy, Inc.	8.4
Enterprise Products Partners LP	8.1
Energy Transfer LP	7.2
Kinder Morgan, Inc.	7.2
TC Energy Corp.	5.7
DT Midstream, Inc.	4.8
MPLX LP	4.7
Enbridge, Inc.	4.6
ONEOK, Inc.	4.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Energy Infrastructure

Class A

Annual Shareholder Report

Transamerica Energy Infrastructure

Class C

TMCLX

October 31, 2025

Fund Overview

Transamerica Energy Infrastructure (the "Fund") seeks long-term growth of capital while providing current income. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$242	2.35%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 5.83%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Alerian Midstream Energy Select Index, returned 8.66% over the same period.

  During the fiscal year ended October 31, 2025, the Fund underperformed the Alerian Midstream Energy Select Total Return and the Alerian MLP Total Return Indices.

  The Fund is focused on North American energy infrastructure businesses that exhibit defensive attributes and thematic tailwinds. The sub-adviser believes these types of companies are well positioned to generate several years of attractive returns for investors.

  As of October 31, 2025, over 90% of the Fund was allocated towards midstream equity investments, with the remainder allocated to power infrastructure and other energy companies. Natural gas value chains continue to benefit from structural tailwinds in LNG (“liquefied natural gas”) demand, along with industrial re-shoring and data center development. Over the past year, the sub-adviser steadily increased the Fund’s exposure to natural gas-focused infrastructure and other contracted, volume-driven businesses. The sub-adviser also broadened the Fund’s exposure to the natural gas value chain via positions in companies focused on LNG, gas storage, and compression.

  In parallel, the sub-adviser increased the Fund’s exposure to power infrastructure companies to benefit from the rising power demand cycle. The sub-adviser simultaneously trimmed the Fund’s positions perceived to have more exposure to drilling activity and crude oil production trends.

  These actions reflect the sub-adviser’s determination to increase the Fund’s exposure to natural gas demand growth (which the sub-adviser considers to be a multi-decade trend), as well as the sub-adviser’s defensive mindset.

  Focusing on the Fund’s top ten holdings, DT Midstream, a natural gas pipeline company, was the best performing investment during fiscal year 2025, followed by MPLX, a midstream energy and logistics company, and Enbridge, a major oil and gas pipeline company. Positive contributors to performance also included Williams, a major natural gas processing and transportation company, and Enterprise Products, a major North American provider of midstream energy services.

  The primary detractor from performance during the fiscal year was ONEOK, a leading American midstream energy infrastructure company, followed by Kinetik Holdings, a midstream logistics and pipeline transportation company, and Kodiak Gas Services, a natural gas compression services company.

  The views expressed reflect the opinions of Kayne Anderson Capital Advisors, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Energy Infrastructure

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Russell 3000® Index	Alerian Midstream Energy Select Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,102	$10,055	$9,174
12/31/2015	$8,173	$9,849	$8,436
1/31/2016	$7,510	$9,293	$8,051
2/29/2016	$7,676	$9,290	$8,130
3/31/2016	$8,219	$9,944	$9,016
4/30/2016	$8,923	$10,006	$9,927
5/31/2016	$9,140	$10,185	$10,161
6/30/2016	$9,514	$10,206	$10,703
7/31/2016	$9,578	$10,611	$10,762
8/31/2016	$9,694	$10,638	$11,088
9/30/2016	$10,238	$10,655	$11,690
10/31/2016	$9,821	$10,424	$11,174
11/30/2016	$10,199	$10,891	$11,619
12/31/2016	$10,526	$11,103	$12,110
1/31/2017	$10,644	$11,312	$12,272
2/28/2017	$10,684	$11,733	$12,380
3/31/2017	$10,794	$11,741	$12,431
4/30/2017	$10,675	$11,865	$12,226
5/31/2017	$10,169	$11,987	$11,807
6/30/2017	$10,257	$12,095	$11,965
7/31/2017	$10,594	$12,323	$12,309
8/31/2017	$10,230	$12,347	$11,911
9/30/2017	$10,418	$12,648	$12,245
10/31/2017	$9,983	$12,924	$11,830
11/30/2017	$9,874	$13,316	$11,748
12/31/2017	$10,402	$13,450	$12,203
1/31/2018	$10,526	$14,158	$12,252
2/28/2018	$9,550	$13,637	$10,964
3/31/2018	$9,163	$13,363	$10,591
4/30/2018	$9,677	$13,414	$11,144
5/31/2018	$10,163	$13,792	$11,705
6/30/2018	$10,232	$13,883	$11,933
7/31/2018	$10,554	$14,343	$12,375
8/31/2018	$10,611	$14,847	$12,210
9/30/2018	$10,468	$14,871	$12,000
10/31/2018	$9,717	$13,776	$11,115
11/30/2018	$9,603	$14,052	$11,105
12/31/2018	$8,716	$12,745	$10,046
1/31/2019	$9,949	$13,838	$11,660
2/28/2019	$9,949	$14,325	$11,819
3/31/2019	$10,364	$14,534	$12,278
4/30/2019	$10,190	$15,115	$12,140
5/31/2019	$9,871	$14,137	$11,916
6/30/2019	$10,262	$15,129	$12,297
7/31/2019	$10,071	$15,354	$12,047
8/31/2019	$9,690	$15,041	$11,691
9/30/2019	$9,887	$15,305	$11,993
10/31/2019	$9,635	$15,635	$11,555
11/30/2019	$9,516	$16,229	$11,320
12/31/2019	$9,981	$16,698	$12,291
1/31/2020	$9,756	$16,680	$11,797
2/29/2020	$8,962	$15,314	$10,586
3/31/2020	$6,046	$13,208	$6,195
4/30/2020	$7,298	$14,957	$8,227
5/31/2020	$7,756	$15,757	$8,812
6/30/2020	$7,515	$16,117	$8,549
7/31/2020	$7,639	$17,033	$8,511
8/31/2020	$7,747	$18,266	$8,747
9/30/2020	$7,295	$17,601	$7,770
10/31/2020	$7,405	$17,221	$7,781
11/30/2020	$8,490	$19,317	$9,298
12/31/2020	$8,771	$20,186	$9,412
1/31/2021	$9,232	$20,096	$9,872
2/28/2021	$9,201	$20,724	$10,610
3/31/2021	$9,655	$21,467	$11,362
4/30/2021	$9,960	$22,573	$12,035
5/31/2021	$10,248	$22,676	$12,830
6/30/2021	$10,565	$23,236	$13,437
7/31/2021	$10,371	$23,628	$12,940
8/31/2021	$10,338	$24,302	$12,752
9/30/2021	$10,360	$23,212	$13,350
10/31/2021	$11,143	$24,782	$14,096
11/30/2021	$10,604	$24,404	$13,029
12/31/2021	$10,691	$25,365	$13,247
1/31/2022	$11,085	$23,873	$14,327
2/28/2022	$11,546	$23,272	$14,986
3/31/2022	$12,424	$24,026	$16,099
4/30/2022	$11,844	$21,870	$15,749
5/31/2022	$12,441	$21,841	$16,781
6/30/2022	$11,302	$20,014	$14,568
7/31/2022	$12,323	$21,891	$16,150
8/31/2022	$12,240	$21,074	$16,167
9/30/2022	$10,946	$19,120	$14,420
10/31/2022	$11,859	$20,688	$16,142
11/30/2022	$12,298	$21,768	$16,829
12/31/2022	$11,552	$20,493	$15,785
1/31/2023	$11,910	$21,905	$16,581
2/28/2023	$11,484	$21,393	$15,919
3/31/2023	$11,504	$21,965	$15,825
4/30/2023	$11,504	$22,199	$16,201
5/31/2023	$10,955	$22,285	$15,623
6/30/2023	$11,426	$23,807	$16,753
7/31/2023	$11,824	$24,661	$17,476
8/31/2023	$11,720	$24,185	$17,388
9/30/2023	$11,379	$23,032	$17,259
10/31/2023	$11,205	$22,422	$17,171
11/30/2023	$11,938	$24,513	$18,382
12/31/2023	$11,974	$25,813	$18,277
1/31/2024	$11,884	$26,099	$18,399
2/29/2024	$12,282	$27,512	$19,150
3/31/2024	$13,168	$28,399	$20,473
4/30/2024	$13,022	$27,150	$20,355
5/31/2024	$13,496	$28,432	$21,100
6/30/2024	$13,864	$29,313	$21,733
7/31/2024	$14,251	$29,857	$22,384
8/31/2024	$14,766	$30,507	$23,294
9/30/2024	$14,756	$31,138	$23,452
10/31/2024	$15,387	$30,910	$24,353
11/30/2024	$17,521	$32,966	$27,797
12/31/2024	$16,406	$31,958	$26,159
1/31/2025	$17,097	$32,967	$27,067
2/28/2025	$17,265	$32,336	$27,543
3/31/2025	$17,329	$30,449	$27,955
4/30/2025	$16,123	$30,245	$26,334
5/31/2025	$16,556	$32,162	$27,020
6/30/2025	$16,955	$33,796	$27,856
7/31/2025	$16,822	$34,540	$27,751
8/31/2025	$16,841	$35,340	$28,003
9/30/2025	$17,126	$36,559	$28,332
10/31/2025	$16,284	$37,343	$26,463

Average Annual Total ReturnsFootnote Reference(a)

I4CY3	1 Year	5 Years	10 Years
Class C with Load	4.83%	17.07%	5.00%
Class C	5.83%	17.07%	5.00%
Russell 3000®IndexFootnote Reference(b)	20.81%	16.74%	14.08%
Alerian Midstream Energy Select IndexFootnote Reference(c)	8.66%	27.74%	10.22%
Footnote	Description
Footnote(a)	The Fund pays dividends quarterly. The Fund’s dividend practice is to make quarterly distributions to shareholders at a relatively consistent level. For certain periods, the Fund’s dividend practice has resulted in the Fund distributing more than its distributable income resulting in a return of capital to shareholders and reduction to Fund assets.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(c)	Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$120,922,106
Number of Portfolio Holdings	27
Portfolio Turnover Rate	53%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,443,441

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	69.8%
Master Limited Partnerships	26.2
Repurchase Agreements	3.7
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Energy Infrastructure

Class C

Top Holdings (Percentage of Net Assets)

Williams Cos., Inc.	10.0%
Cheniere Energy, Inc.	8.4
Enterprise Products Partners LP	8.1
Energy Transfer LP	7.2
Kinder Morgan, Inc.	7.2
TC Energy Corp.	5.7
DT Midstream, Inc.	4.8
MPLX LP	4.7
Enbridge, Inc.	4.6
ONEOK, Inc.	4.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Energy Infrastructure

Class C

Annual Shareholder Report

Transamerica Energy Infrastructure

Class I

TMLPX

October 31, 2025

Fund Overview

Transamerica Energy Infrastructure (the "Fund") seeks long-term growth of capital while providing current income. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$134	1.29%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 7.00%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Alerian Midstream Energy Select Index, returned 8.66% over the same period.

  During the fiscal year ended October 31, 2025, the Fund underperformed the Alerian Midstream Energy Select Total Return and the Alerian MLP Total Return Indices.

  The Fund is focused on North American energy infrastructure businesses that exhibit defensive attributes and thematic tailwinds. The sub-adviser believes these types of companies are well positioned to generate several years of attractive returns for investors.

  As of October 31, 2025, over 90% of the Fund was allocated towards midstream equity investments, with the remainder allocated to power infrastructure and other energy companies. Natural gas value chains continue to benefit from structural tailwinds in LNG (“liquefied natural gas”) demand, along with industrial re-shoring and data center development. Over the past year, the sub-adviser steadily increased the Fund’s exposure to natural gas-focused infrastructure and other contracted, volume-driven businesses. The sub-adviser also broadened the Fund’s exposure to the natural gas value chain via positions in companies focused on LNG, gas storage, and compression.

  In parallel, the sub-adviser increased the Fund’s exposure to power infrastructure companies to benefit from the rising power demand cycle. The sub-adviser simultaneously trimmed the Fund’s positions perceived to have more exposure to drilling activity and crude oil production trends.

  These actions reflect the sub-adviser’s determination to increase the Fund’s exposure to natural gas demand growth (which the sub-adviser considers to be a multi-decade trend), as well as the sub-adviser’s defensive mindset.

  Focusing on the Fund’s top ten holdings, DT Midstream, a natural gas pipeline company, was the best performing investment during fiscal year 2025, followed by MPLX, a midstream energy and logistics company, and Enbridge, a major oil and gas pipeline company. Positive contributors to performance also included Williams, a major natural gas processing and transportation company, and Enterprise Products, a major North American provider of midstream energy services.

  The primary detractor from performance during the fiscal year was ONEOK, a leading American midstream energy infrastructure company, followed by Kinetik Holdings, a midstream logistics and pipeline transportation company, and Kodiak Gas Services, a natural gas compression services company.

  The views expressed reflect the opinions of Kayne Anderson Capital Advisors, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Energy Infrastructure

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Russell 3000® Index	Alerian Midstream Energy Select Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,107	$10,055	$9,174
12/31/2015	$8,196	$9,849	$8,436
1/31/2016	$7,534	$9,293	$8,051
2/29/2016	$7,700	$9,290	$8,130
3/31/2016	$8,263	$9,944	$9,016
4/30/2016	$8,967	$10,006	$9,927
5/31/2016	$9,211	$10,185	$10,161
6/30/2016	$9,584	$10,206	$10,703
7/31/2016	$9,662	$10,611	$10,762
8/31/2016	$9,778	$10,638	$11,088
9/30/2016	$10,338	$10,655	$11,690
10/31/2016	$9,932	$10,424	$11,174
11/30/2016	$10,325	$10,891	$11,619
12/31/2016	$10,670	$11,103	$12,110
1/31/2017	$10,790	$11,312	$12,272
2/28/2017	$10,829	$11,733	$12,380
3/31/2017	$10,970	$11,741	$12,431
4/30/2017	$10,849	$11,865	$12,226
5/31/2017	$10,337	$11,987	$11,807
6/30/2017	$10,442	$12,095	$11,965
7/31/2017	$10,797	$12,323	$12,309
8/31/2017	$10,442	$12,347	$11,911
9/30/2017	$10,634	$12,648	$12,245
10/31/2017	$10,191	$12,924	$11,830
11/30/2017	$10,095	$13,316	$11,748
12/31/2017	$10,648	$13,450	$12,203
1/31/2018	$10,788	$14,158	$12,252
2/28/2018	$9,794	$13,637	$10,964
3/31/2018	$9,414	$13,363	$10,591
4/30/2018	$9,939	$13,414	$11,144
5/31/2018	$10,450	$13,792	$11,705
6/30/2018	$10,531	$13,883	$11,933
7/31/2018	$10,862	$14,343	$12,375
8/31/2018	$10,934	$14,847	$12,210
9/30/2018	$10,805	$14,871	$12,000
10/31/2018	$10,047	$13,776	$11,115
11/30/2018	$9,930	$14,052	$11,105
12/31/2018	$9,017	$12,745	$10,046
1/31/2019	$10,288	$13,838	$11,660
2/28/2019	$10,303	$14,325	$11,819
3/31/2019	$10,744	$14,534	$12,278
4/30/2019	$10,579	$15,115	$12,140
5/31/2019	$10,250	$14,137	$11,916
6/30/2019	$10,666	$15,129	$12,297
7/31/2019	$10,469	$15,354	$12,047
8/31/2019	$10,089	$15,041	$11,691
9/30/2019	$10,306	$15,305	$11,993
10/31/2019	$10,044	$15,635	$11,555
11/30/2019	$9,936	$16,229	$11,320
12/31/2019	$10,431	$16,698	$12,291
1/31/2020	$10,213	$16,680	$11,797
2/29/2020	$9,385	$15,314	$10,586
3/31/2020	$6,325	$13,208	$6,195
4/30/2020	$7,667	$14,957	$8,227
5/31/2020	$8,130	$15,757	$8,812
6/30/2020	$7,882	$16,117	$8,549
7/31/2020	$8,028	$17,033	$8,511
8/31/2020	$8,158	$18,266	$8,747
9/30/2020	$7,674	$17,601	$7,770
10/31/2020	$7,806	$17,221	$7,781
11/30/2020	$8,948	$19,317	$9,298
12/31/2020	$9,249	$20,186	$9,412
1/31/2021	$9,752	$20,096	$9,872
2/28/2021	$9,735	$20,724	$10,610
3/31/2021	$10,209	$21,467	$11,362
4/30/2021	$10,549	$22,573	$12,035
5/31/2021	$10,871	$22,676	$12,830
6/30/2021	$11,201	$23,236	$13,437
7/31/2021	$11,012	$23,628	$12,940
8/31/2021	$10,995	$24,302	$12,752
9/30/2021	$11,032	$23,212	$13,350
10/31/2021	$11,865	$24,782	$14,096
11/30/2021	$11,310	$24,404	$13,029
12/31/2021	$11,420	$25,365	$13,247
1/31/2022	$11,841	$23,873	$14,327
2/28/2022	$12,350	$23,272	$14,986
3/31/2022	$13,284	$24,026	$16,099
4/30/2022	$12,698	$21,870	$15,749
5/31/2022	$13,355	$21,841	$16,781
6/30/2022	$12,138	$20,014	$14,568
7/31/2022	$13,233	$21,891	$16,150
8/31/2022	$13,161	$21,074	$16,167
9/30/2022	$11,795	$19,120	$14,420
10/31/2022	$12,784	$20,688	$16,142
11/30/2022	$13,257	$21,768	$16,829
12/31/2022	$12,454	$20,493	$15,785
1/31/2023	$12,859	$21,905	$16,581
2/28/2023	$12,417	$21,393	$15,919
3/31/2023	$12,459	$21,965	$15,825
4/30/2023	$12,477	$22,199	$16,201
5/31/2023	$11,882	$22,285	$15,623
6/30/2023	$12,408	$23,807	$16,753
7/31/2023	$12,841	$24,661	$17,476
8/31/2023	$12,747	$24,185	$17,388
9/30/2023	$12,391	$23,032	$17,259
10/31/2023	$12,201	$22,422	$17,171
11/30/2023	$13,018	$24,513	$18,382
12/31/2023	$13,077	$25,813	$18,277
1/31/2024	$12,978	$26,099	$18,399
2/29/2024	$13,433	$27,512	$19,150
3/31/2024	$14,397	$28,399	$20,473
4/30/2024	$14,257	$27,150	$20,355
5/31/2024	$14,797	$28,432	$21,100
6/30/2024	$15,201	$29,313	$21,733
7/31/2024	$15,645	$29,857	$22,384
8/31/2024	$16,232	$30,507	$23,294
9/30/2024	$16,221	$31,138	$23,452
10/31/2024	$16,936	$30,910	$24,353
11/30/2024	$19,305	$32,966	$27,797
12/31/2024	$18,108	$31,958	$26,159
1/31/2025	$18,872	$32,967	$27,067
2/28/2025	$19,057	$32,336	$27,543
3/31/2025	$19,178	$30,449	$27,955
4/30/2025	$17,844	$30,245	$26,334
5/31/2025	$18,344	$32,162	$27,020
6/30/2025	$18,794	$33,796	$27,856
7/31/2025	$18,668	$34,540	$27,751
8/31/2025	$18,710	$35,340	$28,003
9/30/2025	$19,037	$36,559	$28,332
10/31/2025	$18,121	$37,343	$26,463

Average Annual Total ReturnsFootnote Reference(a)

I4CY8	1 Year	5 Years	10 Years
Class I	7.00%	18.34%	6.13%
Russell 3000®IndexFootnote Reference(b)	20.81%	16.74%	14.08%
Alerian Midstream Energy Select IndexFootnote Reference(c)	8.66%	27.74%	10.22%
Footnote	Description
Footnote(a)	The Fund pays dividends quarterly. The Fund’s dividend practice is to make quarterly distributions to shareholders at a relatively consistent level. For certain periods, the Fund’s dividend practice has resulted in the Fund distributing more than its distributable income resulting in a return of capital to shareholders and reduction to Fund assets.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(c)	Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$120,922,106
Number of Portfolio Holdings	27
Portfolio Turnover Rate	53%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,443,441

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	69.8%
Master Limited Partnerships	26.2
Repurchase Agreements	3.7
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Energy Infrastructure

Class I

Top Holdings (Percentage of Net Assets)

Williams Cos., Inc.	10.0%
Cheniere Energy, Inc.	8.4
Enterprise Products Partners LP	8.1
Energy Transfer LP	7.2
Kinder Morgan, Inc.	7.2
TC Energy Corp.	5.7
DT Midstream, Inc.	4.8
MPLX LP	4.7
Enbridge, Inc.	4.6
ONEOK, Inc.	4.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Energy Infrastructure

Class I

Annual Shareholder Report

Transamerica Energy Infrastructure

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica Energy Infrastructure (the "Fund") seeks long-term growth of capital while providing current income. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$123	1.19%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 6.97%. For the same period, the Fund’s broad-based benchmark, the Russell 3000® Index, returned 20.81%. The performance benchmark, the Alerian Midstream Energy Select Index, returned 8.66% over the same period.

  During the fiscal year ended October 31, 2025, the Fund underperformed the Alerian Midstream Energy Select Total Return and the Alerian MLP Total Return Indices.

  The Fund is focused on North American energy infrastructure businesses that exhibit defensive attributes and thematic tailwinds. The sub-adviser believes these types of companies are well positioned to generate several years of attractive returns for investors.

  As of October 31, 2025, over 90% of the Fund was allocated towards midstream equity investments, with the remainder allocated to power infrastructure and other energy companies. Natural gas value chains continue to benefit from structural tailwinds in LNG (“liquefied natural gas”) demand, along with industrial re-shoring and data center development. Over the past year, the sub-adviser steadily increased the Fund’s exposure to natural gas-focused infrastructure and other contracted, volume-driven businesses. The sub-adviser also broadened the Fund’s exposure to the natural gas value chain via positions in companies focused on LNG, gas storage, and compression.

  In parallel, the sub-adviser increased the Fund’s exposure to power infrastructure companies to benefit from the rising power demand cycle. The sub-adviser simultaneously trimmed the Fund’s positions perceived to have more exposure to drilling activity and crude oil production trends.

  These actions reflect the sub-adviser’s determination to increase the Fund’s exposure to natural gas demand growth (which the sub-adviser considers to be a multi-decade trend), as well as the sub-adviser’s defensive mindset.

  Focusing on the Fund’s top ten holdings, DT Midstream, a natural gas pipeline company, was the best performing investment during fiscal year 2025, followed by MPLX, a midstream energy and logistics company, and Enbridge, a major oil and gas pipeline company. Positive contributors to performance also included Williams, a major natural gas processing and transportation company, and Enterprise Products, a major North American provider of midstream energy services.

  The primary detractor from performance during the fiscal year was ONEOK, a leading American midstream energy infrastructure company, followed by Kinetik Holdings, a midstream logistics and pipeline transportation company, and Kodiak Gas Services, a natural gas compression services company.

  The views expressed reflect the opinions of Kayne Anderson Capital Advisors, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Energy Infrastructure

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Russell 3000® Index	Alerian Midstream Energy Select Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,107	$10,055	$9,174
12/31/2015	$8,199	$9,849	$8,436
1/31/2016	$7,537	$9,293	$8,051
2/29/2016	$7,715	$9,290	$8,130
3/31/2016	$8,268	$9,944	$9,016
4/30/2016	$8,985	$10,006	$9,927
5/31/2016	$9,216	$10,185	$10,161
6/30/2016	$9,592	$10,206	$10,703
7/31/2016	$9,670	$10,611	$10,762
8/31/2016	$9,799	$10,638	$11,088
9/30/2016	$10,362	$10,655	$11,690
10/31/2016	$9,955	$10,424	$11,174
11/30/2016	$10,335	$10,891	$11,619
12/31/2016	$10,683	$11,103	$12,110
1/31/2017	$10,803	$11,312	$12,272
2/28/2017	$10,856	$11,733	$12,380
3/31/2017	$10,986	$11,741	$12,431
4/30/2017	$10,864	$11,865	$12,226
5/31/2017	$10,366	$11,987	$11,807
6/30/2017	$10,473	$12,095	$11,965
7/31/2017	$10,828	$12,323	$12,309
8/31/2017	$10,459	$12,347	$11,911
9/30/2017	$10,654	$12,648	$12,245
10/31/2017	$10,225	$12,924	$11,830
11/30/2017	$10,114	$13,316	$11,748
12/31/2017	$10,672	$13,450	$12,203
1/31/2018	$10,812	$14,158	$12,252
2/28/2018	$9,815	$13,637	$10,964
3/31/2018	$9,438	$13,363	$10,591
4/30/2018	$9,964	$13,414	$11,144
5/31/2018	$10,477	$13,792	$11,705
6/30/2018	$10,561	$13,883	$11,933
7/31/2018	$10,893	$14,343	$12,375
8/31/2018	$10,965	$14,847	$12,210
9/30/2018	$10,838	$14,871	$12,000
10/31/2018	$10,077	$13,776	$11,115
11/30/2018	$9,960	$14,052	$11,105
12/31/2018	$9,047	$12,745	$10,046
1/31/2019	$10,323	$13,838	$11,660
2/28/2019	$10,338	$14,325	$11,819
3/31/2019	$10,783	$14,534	$12,278
4/30/2019	$10,618	$15,115	$12,140
5/31/2019	$10,287	$14,137	$11,916
6/30/2019	$10,708	$15,129	$12,297
7/31/2019	$10,509	$15,354	$12,047
8/31/2019	$10,128	$15,041	$11,691
9/30/2019	$10,348	$15,305	$11,993
10/31/2019	$10,085	$15,635	$11,555
11/30/2019	$9,977	$16,229	$11,320
12/31/2019	$10,477	$16,698	$12,291
1/31/2020	$10,257	$16,680	$11,797
2/29/2020	$9,426	$15,314	$10,586
3/31/2020	$6,356	$13,208	$6,195
4/30/2020	$7,688	$14,957	$8,227
5/31/2020	$8,169	$15,757	$8,812
6/30/2020	$7,922	$16,117	$8,549
7/31/2020	$8,069	$17,033	$8,511
8/31/2020	$8,200	$18,266	$8,747
9/30/2020	$7,715	$17,601	$7,770
10/31/2020	$7,848	$17,221	$7,781
11/30/2020	$8,995	$19,317	$9,298
12/31/2020	$9,300	$20,186	$9,412
1/31/2021	$9,806	$20,096	$9,872
2/28/2021	$9,789	$20,724	$10,610
3/31/2021	$10,268	$21,467	$11,362
4/30/2021	$10,626	$22,573	$12,035
5/31/2021	$10,933	$22,676	$12,830
6/30/2021	$11,284	$23,236	$13,437
7/31/2021	$11,077	$23,628	$12,940
8/31/2021	$11,060	$24,302	$12,752
9/30/2021	$11,100	$23,212	$13,350
10/31/2021	$11,938	$24,782	$14,096
11/30/2021	$11,379	$24,404	$13,029
12/31/2021	$11,493	$25,365	$13,247
1/31/2022	$11,917	$23,873	$14,327
2/28/2022	$12,429	$23,272	$14,986
3/31/2022	$13,389	$24,026	$16,099
4/30/2022	$12,782	$21,870	$15,749
5/31/2022	$13,443	$21,841	$16,781
6/30/2022	$12,221	$20,014	$14,568
7/31/2022	$13,324	$21,891	$16,150
8/31/2022	$13,251	$21,074	$16,167
9/30/2022	$11,860	$19,120	$14,420
10/31/2022	$12,867	$20,688	$16,142
11/30/2022	$13,361	$21,768	$16,829
12/31/2022	$12,557	$20,493	$15,785
1/31/2023	$12,964	$21,905	$16,581
2/28/2023	$12,501	$21,393	$15,919
3/31/2023	$12,546	$21,965	$15,825
4/30/2023	$12,564	$22,199	$16,201
5/31/2023	$11,965	$22,285	$15,623
6/30/2023	$12,498	$23,807	$16,753
7/31/2023	$12,952	$24,661	$17,476
8/31/2023	$12,858	$24,185	$17,388
9/30/2023	$12,484	$23,032	$17,259
10/31/2023	$12,311	$22,422	$17,171
11/30/2023	$13,115	$24,513	$18,382
12/31/2023	$13,178	$25,813	$18,277
1/31/2024	$13,079	$26,099	$18,399
2/29/2024	$13,537	$27,512	$19,150
3/31/2024	$14,512	$28,399	$20,473
4/30/2024	$14,392	$27,150	$20,355
5/31/2024	$14,916	$28,432	$21,100
6/30/2024	$15,347	$29,313	$21,733
7/31/2024	$15,795	$29,857	$22,384
8/31/2024	$16,386	$30,507	$23,294
9/30/2024	$16,379	$31,138	$23,452
10/31/2024	$17,101	$30,910	$24,353
11/30/2024	$19,470	$32,966	$27,797
12/31/2024	$18,267	$31,958	$26,159
1/31/2025	$19,037	$32,967	$27,067
2/28/2025	$19,245	$32,336	$27,543
3/31/2025	$19,350	$30,449	$27,955
4/30/2025	$18,025	$30,245	$26,334
5/31/2025	$18,509	$32,162	$27,020
6/30/2025	$18,988	$33,796	$27,856
7/31/2025	$18,861	$34,540	$27,751
8/31/2025	$18,903	$35,340	$28,003
9/30/2025	$19,238	$36,559	$28,332
10/31/2025	$18,292	$37,343	$26,463

Average Annual Total ReturnsFootnote Reference(a)

I4CY4	1 Year	5 Years	10 Years
Class I2	6.97%	18.44%	6.22%
Russell 3000®IndexFootnote Reference(b)	20.81%	16.74%	14.08%
Alerian Midstream Energy Select IndexFootnote Reference(c)	8.66%	27.74%	10.22%
Footnote	Description
Footnote(a)	The Fund pays dividends quarterly. The Fund’s dividend practice is to make quarterly distributions to shareholders at a relatively consistent level. For certain periods, the Fund’s dividend practice has resulted in the Fund distributing more than its distributable income resulting in a return of capital to shareholders and reduction to Fund assets.
Footnote(b)	Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(c)	Alerian Midstream Energy Select Index is a composite of North American energy infrastructure companies. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$120,922,106
Number of Portfolio Holdings	27
Portfolio Turnover Rate	53%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,443,441

What did the Fund invest in?

Asset Allocations (Percentage of Net Assets)

Common Stocks	69.8%
Master Limited Partnerships	26.2
Repurchase Agreements	3.7
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Energy Infrastructure

Class I2

Top Holdings (Percentage of Net Assets)

Williams Cos., Inc.	10.0%
Cheniere Energy, Inc.	8.4
Enterprise Products Partners LP	8.1
Energy Transfer LP	7.2
Kinder Morgan, Inc.	7.2
TC Energy Corp.	5.7
DT Midstream, Inc.	4.8
MPLX LP	4.7
Enbridge, Inc.	4.6
ONEOK, Inc.	4.5

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Energy Infrastructure

Class I2

Annual Shareholder Report

Transamerica Floating Rate

Class A

TFLAX

October 31, 2025

Fund Overview

Transamerica Floating Rate (the "Fund") seeks to achieve a high level of current income with capital appreciation as a secondary objective. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$99	0.96%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 5.85%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the S&P UBS Leveraged Loan Index, returned 6.50% over the same period.

  The sub-adviser’s allocation to higher coupon loans was the largest positive driver of returns in the fiscal year ended October 31, 2025. Among credit qualities, security selection in single-B rated credits contributed the most to performance.

  The Fund also benefitted from an underweight allocation to CCC-rated loans during the fiscal year, as lower-rated companies continued to struggle with weak interest coverage ratios and other issuer specific issues.

  From a sector perspective, an underweight to loans issued by chemical companies, which the sub-adviser has long seen as a challenged industry, benefited returns. As was the case during the fiscal year, chemical names tend to underperform in low-growth environments as price competition from larger companies can hurt margins.

  The Fund also benefitted from the strong return in the equity price of portfolio holding Avaya, which was the largest individual contributor to relative performance during the fiscal year. The company has continued to hit expectations since emerging from bankruptcy in early 2023, and the company’s reorganization equity has been starting to reflect positive momentum.

  Off-setting the positives above were some single-name pressures in the food and beverage sector, autos, and consumer products.

  The sub-adviser’s goal in managing the Fund is to provide superior risk-adjusted returns. This fiscal year’s result follows on last fiscal year’s rotation to higher yielding assets, which was a Fund strategy that continued into this period. Notably, while the Fund’s yield has remained competitive since that rotation to higher yielding loans last year, the Fund has continued to remain underweight CCC-rated loans.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Floating Rate

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg US Universal Bond Index	S&P UBS Leveraged Loan Index
10/31/2015	$9,525	$10,000	$10,000
11/30/2015	$9,456	$9,964	$9,911
12/31/2015	$9,410	$9,914	$9,817
1/31/2016	$9,401	$10,023	$9,746
2/29/2016	$9,382	$10,094	$9,691
3/31/2016	$9,592	$10,218	$9,947
4/30/2016	$9,704	$10,288	$10,136
5/31/2016	$9,789	$10,296	$10,228
6/30/2016	$9,793	$10,477	$10,232
7/31/2016	$9,897	$10,563	$10,376
8/31/2016	$9,930	$10,575	$10,458
9/30/2016	$9,994	$10,577	$10,549
10/31/2016	$10,049	$10,507	$10,630
11/30/2016	$10,053	$10,271	$10,665
12/31/2016	$10,139	$10,301	$10,787
1/31/2017	$10,184	$10,338	$10,844
2/28/2017	$10,236	$10,418	$10,908
3/31/2017	$10,246	$10,414	$10,916
4/30/2017	$10,288	$10,500	$10,964
5/31/2017	$10,319	$10,581	$11,005
6/30/2017	$10,329	$10,572	$10,998
7/31/2017	$10,383	$10,625	$11,085
8/31/2017	$10,385	$10,717	$11,069
9/30/2017	$10,420	$10,679	$11,114
10/31/2017	$10,465	$10,692	$11,188
11/30/2017	$10,466	$10,676	$11,201
12/31/2017	$10,501	$10,723	$11,245
1/31/2018	$10,578	$10,620	$11,366
2/28/2018	$10,590	$10,519	$11,386
3/31/2018	$10,617	$10,572	$11,423
4/30/2018	$10,654	$10,501	$11,478
5/31/2018	$10,661	$10,559	$11,500
6/30/2018	$10,648	$10,543	$11,512
7/31/2018	$10,720	$10,565	$11,607
8/31/2018	$10,750	$10,618	$11,655
9/30/2018	$10,812	$10,572	$11,735
10/31/2018	$10,812	$10,484	$11,735
11/30/2018	$10,723	$10,531	$11,640
12/31/2018	$10,481	$10,695	$11,373
1/31/2019	$10,737	$10,843	$11,635
2/28/2019	$10,881	$10,855	$11,817
3/31/2019	$10,874	$11,051	$11,803
4/30/2019	$11,032	$11,066	$11,990
5/31/2019	$11,012	$11,236	$11,963
6/30/2019	$11,058	$11,395	$11,989
7/31/2019	$11,128	$11,429	$12,083
8/31/2019	$11,105	$11,687	$12,049
9/30/2019	$11,137	$11,637	$12,100
10/31/2019	$11,076	$11,674	$12,041
11/30/2019	$11,061	$11,672	$12,107
12/31/2019	$11,205	$11,689	$12,303
1/31/2020	$11,291	$11,899	$12,368
2/29/2020	$11,199	$12,077	$12,201
3/31/2020	$9,825	$11,841	$10,680
4/30/2020	$10,191	$12,078	$11,138
5/31/2020	$10,545	$12,191	$11,562
6/30/2020	$10,661	$12,293	$11,718
7/31/2020	$10,839	$12,509	$11,938
8/31/2020	$10,978	$12,437	$12,118
9/30/2020	$11,069	$12,414	$12,201
10/31/2020	$11,116	$12,370	$12,222
11/30/2020	$11,322	$12,531	$12,482
12/31/2020	$11,393	$12,575	$12,645
1/31/2021	$11,487	$12,496	$12,805
2/28/2021	$11,542	$12,334	$12,891
3/31/2021	$11,533	$12,191	$12,899
4/30/2021	$11,597	$12,293	$12,964
5/31/2021	$11,650	$12,340	$13,031
6/30/2021	$11,673	$12,430	$13,085
7/31/2021	$11,670	$12,555	$13,084
8/31/2021	$11,695	$12,547	$13,148
9/30/2021	$11,748	$12,440	$13,233
10/31/2021	$11,766	$12,429	$13,264
11/30/2021	$11,727	$12,444	$13,244
12/31/2021	$11,802	$12,436	$13,327
1/31/2022	$11,792	$12,163	$13,375
2/28/2022	$11,720	$11,998	$13,309
3/31/2022	$11,735	$11,676	$13,314
4/30/2022	$11,715	$11,240	$13,337
5/31/2022	$11,425	$11,302	$13,002
6/30/2022	$11,185	$11,076	$12,735
7/31/2022	$11,420	$11,355	$12,972
8/31/2022	$11,572	$11,060	$13,171
9/30/2022	$11,356	$10,583	$12,886
10/31/2022	$11,460	$10,467	$12,995
11/30/2022	$11,565	$10,857	$13,140
12/31/2022	$11,609	$10,820	$13,186
1/31/2023	$11,863	$11,156	$13,525
2/28/2023	$11,919	$10,882	$13,610
3/31/2023	$11,881	$11,137	$13,597
4/30/2023	$11,975	$11,205	$13,726
5/31/2023	$11,896	$11,089	$13,714
6/30/2023	$12,191	$11,072	$14,021
7/31/2023	$12,287	$11,083	$14,203
8/31/2023	$12,386	$11,016	$14,367
9/30/2023	$12,471	$10,753	$14,493
10/31/2023	$12,435	$10,592	$14,498
11/30/2023	$12,579	$11,068	$14,671
12/31/2023	$12,765	$11,488	$14,906
1/31/2024	$12,823	$11,461	$15,023
2/29/2024	$12,917	$11,323	$15,157
3/31/2024	$13,018	$11,435	$15,283
4/30/2024	$13,089	$11,167	$15,387
5/31/2024	$13,210	$11,352	$15,526
6/30/2024	$13,253	$11,456	$15,569
7/31/2024	$13,343	$11,716	$15,683
8/31/2024	$13,423	$11,889	$15,776
9/30/2024	$13,502	$12,052	$15,892
10/31/2024	$13,623	$11,778	$16,027
11/30/2024	$13,758	$11,902	$16,161
12/31/2024	$13,835	$11,722	$16,256
1/31/2025	$13,948	$11,793	$16,373
2/28/2025	$13,946	$12,037	$16,398
3/31/2025	$13,880	$12,034	$16,355
4/30/2025	$13,854	$12,077	$16,345
5/31/2025	$14,080	$12,015	$16,604
6/30/2025	$14,210	$12,203	$16,737
7/31/2025	$14,310	$12,185	$16,874
8/31/2025	$14,365	$12,331	$16,937
9/30/2025	$14,390	$12,462	$17,018
10/31/2025	$14,404	$12,544	$17,069

Average Annual Total Returns

I5CG1	1 Year	5 Years	10 Years
Class A with Load	0.72%	4.30%	3.72%
Class A	5.85%	5.34%	4.23%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
S&P UBS Leveraged Loan IndexFootnote Reference(b)	6.50%	6.91%	5.49%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	S&P UBS Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$261,033,946
Number of Portfolio Holdings	281
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,282,649
Average MaturityFootnote Reference§	3.68 years
DurationFootnote Reference†	0.37 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Floating Rate

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	1.3%
BBB	0.9
BB	18.9
B	67.8
CCC	2.3
Below CCC	0.3
NR (Not Rated)	3.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Loan Assignments	85.9%
Corporate Debt Securities	7.3
Repurchase Agreements	4.1
Asset-Backed Securities	1.3
Other Investment Company	1.0
Exchange-Traded Funds	1.0
Common Stocks	0.2
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Tenet Healthcare Corp., 6.13%, 06/15/2030	1.2%
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.9
Bausch & Lomb Corp., Term Loan B, 1-Month Term SOFR + 4.25%, 8.21%, 01/15/2031	0.9
BCPE North Star U.S. HoldCo 2, Inc., Term Loan, 1-Month Term SOFR + 4.00%, 10.25%, 06/09/2028	0.8
PetSmart, Inc., Term Loan B, 8.03%, 08/18/2032	0.8
Flynn Restaurant Group LP, Term Loan, 1-Month Term SOFR + 3.75%, 7.71%, 01/28/2032	0.8
BIFM U.S. Finance LLC, Repriced Term Loan B, 7.21%, 05/31/2028	0.8
Apro LLC, Term Loan B, 1-Month Term SOFR + 3.75%, 7.68%, 07/09/2031	0.8
Nomad Foods U.S. LLC, Term Loan B5, 1-Month Term SOFR + 2.50%, 6.58%, 11/12/2029	0.7
Filtration Group Corp., 1-Month Term SOFR + 2.75%, 6.71%, 10/21/2028	0.7

Transamerica Floating Rate

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Floating Rate

Class A

Annual Shareholder Report

Transamerica Floating Rate

Class C

TFLCX

October 31, 2025

Fund Overview

Transamerica Floating Rate (the "Fund") seeks to achieve a high level of current income with capital appreciation as a secondary objective. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$174	1.70%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 4.96%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the S&P UBS Leveraged Loan Index, returned 6.50% over the same period.

  The sub-adviser’s allocation to higher coupon loans was the largest positive driver of returns in the fiscal year ended October 31, 2025. Among credit qualities, security selection in single-B rated credits contributed the most to performance.

  The Fund also benefitted from an underweight allocation to CCC-rated loans during the fiscal year, as lower-rated companies continued to struggle with weak interest coverage ratios and other issuer specific issues.

  From a sector perspective, an underweight to loans issued by chemical companies, which the sub-adviser has long seen as a challenged industry, benefited returns. As was the case during the fiscal year, chemical names tend to underperform in low-growth environments as price competition from larger companies can hurt margins.

  The Fund also benefitted from the strong return in the equity price of portfolio holding Avaya, which was the largest individual contributor to relative performance during the fiscal year. The company has continued to hit expectations since emerging from bankruptcy in early 2023, and the company’s reorganization equity has been starting to reflect positive momentum.

  Off-setting the positives above were some single-name pressures in the food and beverage sector, autos, and consumer products.

  The sub-adviser’s goal in managing the Fund is to provide superior risk-adjusted returns. This fiscal year’s result follows on last fiscal year’s rotation to higher yielding assets, which was a Fund strategy that continued into this period. Notably, while the Fund’s yield has remained competitive since that rotation to higher yielding loans last year, the Fund has continued to remain underweight CCC-rated loans.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Floating Rate

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg US Universal Bond Index	S&P UBS Leveraged Loan Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,921	$9,964	$9,911
12/31/2015	$9,866	$9,914	$9,817
1/31/2016	$9,851	$10,023	$9,746
2/29/2016	$9,826	$10,094	$9,691
3/31/2016	$10,038	$10,218	$9,947
4/30/2016	$10,160	$10,288	$10,136
5/31/2016	$10,243	$10,296	$10,228
6/30/2016	$10,229	$10,477	$10,232
7/31/2016	$10,331	$10,563	$10,376
8/31/2016	$10,360	$10,575	$10,458
9/30/2016	$10,431	$10,577	$10,549
10/31/2016	$10,470	$10,507	$10,630
11/30/2016	$10,468	$10,271	$10,665
12/31/2016	$10,561	$10,301	$10,787
1/31/2017	$10,602	$10,338	$10,844
2/28/2017	$10,639	$10,418	$10,908
3/31/2017	$10,643	$10,414	$10,916
4/30/2017	$10,690	$10,500	$10,964
5/31/2017	$10,716	$10,581	$11,005
6/30/2017	$10,709	$10,572	$10,998
7/31/2017	$10,758	$10,625	$11,085
8/31/2017	$10,753	$10,717	$11,069
10/31/2017	$10,822	$10,692	$11,188
11/30/2017	$10,817	$10,676	$11,201
12/31/2017	$10,846	$10,723	$11,245
1/31/2018	$10,918	$10,620	$11,366
2/28/2018	$10,925	$10,519	$11,386
3/31/2018	$10,945	$10,572	$11,423
4/30/2018	$10,989	$10,501	$11,478
5/31/2018	$10,978	$10,559	$11,500
6/30/2018	$10,968	$10,543	$11,512
7/31/2018	$11,024	$10,565	$11,607
8/31/2018	$11,060	$10,618	$11,655
9/30/2018	$11,117	$10,572	$11,735
10/31/2018	$11,098	$10,484	$11,735
11/30/2018	$11,000	$10,531	$11,640
12/31/2018	$10,756	$10,695	$11,373
1/31/2019	$11,001	$10,843	$11,635
2/28/2019	$11,153	$10,855	$11,817
3/31/2019	$11,138	$11,051	$11,803
4/30/2019	$11,282	$11,066	$11,990
5/31/2019	$11,266	$11,236	$11,963
6/30/2019	$11,295	$11,395	$11,989
7/31/2019	$11,370	$11,429	$12,083
8/31/2019	$11,340	$11,687	$12,049
9/30/2019	$11,354	$11,637	$12,100
10/31/2019	$11,284	$11,674	$12,041
11/30/2019	$11,274	$11,672	$12,107
12/31/2019	$11,413	$11,689	$12,303
1/31/2020	$11,494	$11,899	$12,368
2/29/2020	$11,393	$12,077	$12,201
3/31/2020	$9,979	$11,841	$10,680
4/30/2020	$10,356	$12,078	$11,138
5/31/2020	$10,696	$12,191	$11,562
6/30/2020	$10,807	$12,293	$11,718
7/31/2020	$10,993	$12,509	$11,938
8/31/2020	$11,127	$12,437	$12,118
9/30/2020	$11,212	$12,414	$12,201
10/31/2020	$11,252	$12,370	$12,222
11/30/2020	$11,442	$12,531	$12,482
12/31/2020	$11,506	$12,575	$12,645
1/31/2021	$11,594	$12,496	$12,805
2/28/2021	$11,642	$12,334	$12,891
3/31/2021	$11,638	$12,191	$12,899
4/30/2021	$11,684	$12,293	$12,964
5/31/2021	$11,729	$12,340	$13,031
6/30/2021	$11,757	$12,430	$13,085
7/31/2021	$11,734	$12,555	$13,084
8/31/2021	$11,752	$12,547	$13,148
9/30/2021	$11,799	$12,440	$13,233
10/31/2021	$11,821	$12,429	$13,264
11/30/2021	$11,762	$12,444	$13,244
12/31/2021	$11,830	$12,436	$13,327
1/31/2022	$11,825	$12,163	$13,375
2/28/2022	$11,746	$11,998	$13,309
3/31/2022	$11,741	$11,676	$13,314
4/30/2022	$11,714	$11,240	$13,337
5/31/2022	$11,429	$11,302	$13,002
6/30/2022	$11,182	$11,076	$12,735
7/31/2022	$11,409	$11,355	$12,972
8/31/2022	$11,554	$11,060	$13,171
9/30/2022	$11,332	$10,583	$12,886
10/31/2022	$11,428	$10,467	$12,995
11/30/2022	$11,526	$10,857	$13,140
12/31/2022	$11,549	$10,820	$13,186
1/31/2023	$11,807	$11,156	$13,525
2/28/2023	$11,843	$10,882	$13,610
3/31/2023	$11,798	$11,137	$13,597
4/30/2023	$11,897	$11,205	$13,726
5/31/2023	$11,812	$11,089	$13,714
6/30/2023	$12,084	$11,072	$14,021
7/31/2023	$12,185	$11,083	$14,203
8/31/2023	$12,275	$11,016	$14,367
9/30/2023	$12,352	$10,753	$14,493
10/31/2023	$12,309	$10,592	$14,498
11/30/2023	$12,444	$11,068	$14,671
12/31/2023	$12,620	$11,488	$14,906
1/31/2024	$12,656	$11,461	$15,023
2/29/2024	$12,756	$11,323	$15,157
3/31/2024	$12,848	$11,435	$15,283
4/30/2024	$12,911	$11,167	$15,387
5/31/2024	$13,007	$11,352	$15,526
6/30/2024	$13,057	$11,456	$15,569
7/31/2024	$13,138	$11,716	$15,683
8/31/2024	$13,195	$11,889	$15,776
9/30/2024	$13,280	$12,052	$15,892
10/31/2024	$13,376	$11,778	$16,027
11/30/2024	$13,515	$11,902	$16,161
12/31/2024	$13,568	$11,722	$16,256
1/31/2025	$13,670	$11,793	$16,373
2/28/2025	$13,676	$12,037	$16,398
3/31/2025	$13,603	$12,034	$16,355
4/30/2025	$13,554	$12,077	$16,345
5/31/2025	$13,768	$12,015	$16,604
6/30/2025	$13,902	$12,203	$16,737
7/31/2025	$13,976	$12,185	$16,874
8/31/2025	$14,020	$12,331	$16,937
9/30/2025	$14,050	$12,462	$17,018
10/31/2025	$14,055	$12,544	$17,069

Average Annual Total Returns

I5CG3	1 Year	5 Years	10 Years
Class C with Load	4.09%	4.55%	3.46%
Class C	4.96%	4.55%	3.46%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
S&P UBS Leveraged Loan IndexFootnote Reference(b)	6.50%	6.91%	5.49%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	S&P UBS Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$261,033,946
Number of Portfolio Holdings	281
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,282,649
Average MaturityFootnote Reference§	3.68 years
DurationFootnote Reference†	0.37 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Floating Rate

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	1.3%
BBB	0.9
BB	18.9
B	67.8
CCC	2.3
Below CCC	0.3
NR (Not Rated)	3.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Loan Assignments	85.9%
Corporate Debt Securities	7.3
Repurchase Agreements	4.1
Asset-Backed Securities	1.3
Other Investment Company	1.0
Exchange-Traded Funds	1.0
Common Stocks	0.2
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Tenet Healthcare Corp., 6.13%, 06/15/2030	1.2%
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.9
Bausch & Lomb Corp., Term Loan B, 1-Month Term SOFR + 4.25%, 8.21%, 01/15/2031	0.9
BCPE North Star U.S. HoldCo 2, Inc., Term Loan, 1-Month Term SOFR + 4.00%, 10.25%, 06/09/2028	0.8
PetSmart, Inc., Term Loan B, 8.03%, 08/18/2032	0.8
Flynn Restaurant Group LP, Term Loan, 1-Month Term SOFR + 3.75%, 7.71%, 01/28/2032	0.8
BIFM U.S. Finance LLC, Repriced Term Loan B, 7.21%, 05/31/2028	0.8
Apro LLC, Term Loan B, 1-Month Term SOFR + 3.75%, 7.68%, 07/09/2031	0.8
Nomad Foods U.S. LLC, Term Loan B5, 1-Month Term SOFR + 2.50%, 6.58%, 11/12/2029	0.7
Filtration Group Corp., 1-Month Term SOFR + 2.75%, 6.71%, 10/21/2028	0.7

Transamerica Floating Rate

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Floating Rate

Class C

Annual Shareholder Report

Transamerica Floating Rate

Class I

TFLIX

October 31, 2025

Fund Overview

Transamerica Floating Rate (the "Fund") seeks to achieve a high level of current income with capital appreciation as a secondary objective. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$65	0.63%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 6.08%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the S&P UBS Leveraged Loan Index, returned 6.50% over the same period.

  The sub-adviser’s allocation to higher coupon loans was the largest positive driver of returns in the fiscal year ended October 31, 2025. Among credit qualities, security selection in single-B rated credits contributed the most to performance.

  The Fund also benefitted from an underweight allocation to CCC-rated loans during the fiscal year, as lower-rated companies continued to struggle with weak interest coverage ratios and other issuer specific issues.

  From a sector perspective, an underweight to loans issued by chemical companies, which the sub-adviser has long seen as a challenged industry, benefited returns. As was the case during the fiscal year, chemical names tend to underperform in low-growth environments as price competition from larger companies can hurt margins.

  The Fund also benefitted from the strong return in the equity price of portfolio holding Avaya, which was the largest individual contributor to relative performance during the fiscal year. The company has continued to hit expectations since emerging from bankruptcy in early 2023, and the company’s reorganization equity has been starting to reflect positive momentum.

  Off-setting the positives above were some single-name pressures in the food and beverage sector, autos, and consumer products.

  The sub-adviser’s goal in managing the Fund is to provide superior risk-adjusted returns. This fiscal year’s result follows on last fiscal year’s rotation to higher yielding assets, which was a Fund strategy that continued into this period. Notably, while the Fund’s yield has remained competitive since that rotation to higher yielding loans last year, the Fund has continued to remain underweight CCC-rated loans.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Floating Rate

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg US Universal Bond Index	S&P UBS Leveraged Loan Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,949	$9,964	$9,911
12/31/2015	$9,902	$9,914	$9,817
1/31/2016	$9,895	$10,023	$9,746
2/29/2016	$9,878	$10,094	$9,691
3/31/2016	$10,079	$10,218	$9,947
4/30/2016	$10,200	$10,288	$10,136
5/31/2016	$10,291	$10,296	$10,228
6/30/2016	$10,286	$10,477	$10,232
7/31/2016	$10,408	$10,563	$10,376
8/31/2016	$10,446	$10,575	$10,458
9/30/2016	$10,516	$10,577	$10,549
10/31/2016	$10,575	$10,507	$10,630
11/30/2016	$10,571	$10,271	$10,665
12/31/2016	$10,674	$10,301	$10,787
1/31/2017	$10,724	$10,338	$10,844
2/28/2017	$10,780	$10,418	$10,908
3/31/2017	$10,794	$10,414	$10,916
4/30/2017	$10,839	$10,500	$10,964
5/31/2017	$10,875	$10,581	$11,005
6/30/2017	$10,887	$10,572	$10,998
7/31/2017	$10,947	$10,625	$11,085
8/31/2017	$10,940	$10,717	$11,069
10/31/2017	$11,040	$10,692	$11,188
11/30/2017	$11,032	$10,676	$11,201
12/31/2017	$11,071	$10,723	$11,245
1/31/2018	$11,155	$10,620	$11,366
2/28/2018	$11,170	$10,519	$11,386
3/31/2018	$11,201	$10,572	$11,423
4/30/2018	$11,254	$10,501	$11,478
5/31/2018	$11,252	$10,559	$11,500
6/30/2018	$11,251	$10,543	$11,512
7/31/2018	$11,330	$10,565	$11,607
8/31/2018	$11,364	$10,618	$11,655
9/30/2018	$11,432	$10,572	$11,735
10/31/2018	$11,434	$10,484	$11,735
11/30/2018	$11,342	$10,531	$11,640
12/31/2018	$11,099	$10,695	$11,373
1/31/2019	$11,362	$10,843	$11,635
2/28/2019	$11,517	$10,855	$11,817
3/31/2019	$11,522	$11,051	$11,803
4/30/2019	$11,681	$11,066	$11,990
5/31/2019	$11,662	$11,236	$11,963
6/30/2019	$11,713	$11,395	$11,989
7/31/2019	$11,789	$11,429	$12,083
8/31/2019	$11,768	$11,687	$12,049
9/30/2019	$11,804	$11,637	$12,100
10/31/2019	$11,741	$11,674	$12,041
11/30/2019	$11,727	$11,672	$12,107
12/31/2019	$11,883	$11,689	$12,303
1/31/2020	$11,977	$11,899	$12,368
2/29/2020	$11,881	$12,077	$12,201
3/31/2020	$10,409	$11,841	$10,680
4/30/2020	$10,813	$12,078	$11,138
5/31/2020	$11,179	$12,191	$11,562
6/30/2020	$11,305	$12,293	$11,718
7/31/2020	$11,497	$12,509	$11,938
8/31/2020	$11,647	$12,437	$12,118
9/30/2020	$11,747	$12,414	$12,201
10/31/2020	$11,798	$12,370	$12,222
11/30/2020	$12,008	$12,531	$12,482
12/31/2020	$12,086	$12,575	$12,645
1/31/2021	$12,189	$12,496	$12,805
2/28/2021	$12,249	$12,334	$12,891
3/31/2021	$12,255	$12,191	$12,899
4/30/2021	$12,313	$12,293	$12,964
5/31/2021	$12,371	$12,340	$13,031
6/30/2021	$12,411	$12,430	$13,085
7/31/2021	$12,398	$12,555	$13,084
8/31/2021	$12,427	$12,547	$13,148
9/30/2021	$12,487	$12,440	$13,233
10/31/2021	$12,509	$12,429	$13,264
11/30/2021	$12,469	$12,444	$13,244
12/31/2021	$12,552	$12,436	$13,327
1/31/2022	$12,556	$12,163	$13,375
2/28/2022	$12,482	$11,998	$13,309
3/31/2022	$12,487	$11,676	$13,314
4/30/2022	$12,468	$11,240	$13,337
5/31/2022	$12,160	$11,302	$13,002
6/30/2022	$11,919	$11,076	$12,735
7/31/2022	$12,172	$11,355	$12,972
8/31/2022	$12,338	$11,060	$13,171
9/30/2022	$12,109	$10,583	$12,886
10/31/2022	$12,222	$10,467	$12,995
11/30/2022	$12,337	$10,857	$13,140
12/31/2022	$12,372	$10,820	$13,186
1/31/2023	$12,660	$11,156	$13,525
2/28/2023	$12,709	$10,882	$13,610
3/31/2023	$12,672	$11,137	$13,597
4/30/2023	$12,789	$11,205	$13,726
5/31/2023	$12,709	$11,089	$13,714
6/30/2023	$13,014	$11,072	$14,021
7/31/2023	$13,135	$11,083	$14,203
8/31/2023	$13,245	$11,016	$14,367
9/30/2023	$13,339	$10,753	$14,493
10/31/2023	$13,304	$10,592	$14,498
11/30/2023	$13,448	$11,068	$14,671
12/31/2023	$13,666	$11,488	$14,906
1/31/2024	$13,717	$11,461	$15,023
2/29/2024	$13,837	$11,323	$15,157
3/31/2024	$13,949	$11,435	$15,283
4/30/2024	$14,014	$11,167	$15,387
5/31/2024	$14,148	$11,352	$15,526
6/30/2024	$14,213	$11,456	$15,569
7/31/2024	$14,315	$11,716	$15,683
8/31/2024	$14,389	$11,889	$15,776
9/30/2024	$14,494	$12,052	$15,892
10/31/2024	$14,612	$11,778	$16,027
11/30/2024	$14,761	$11,902	$16,161
12/31/2024	$14,848	$11,722	$16,256
1/31/2025	$14,973	$11,793	$16,373
2/28/2025	$14,992	$12,037	$16,398
3/31/2025	$14,924	$12,034	$16,355
4/30/2025	$14,883	$12,077	$16,345
5/31/2025	$15,132	$12,015	$16,604
6/30/2025	$15,293	$12,203	$16,737
7/31/2025	$15,388	$12,185	$16,874
8/31/2025	$15,451	$12,331	$16,937
9/30/2025	$15,481	$12,462	$17,018
10/31/2025	$15,517	$12,544	$17,069

Average Annual Total Returns

I5CG8	1 Year	5 Years	10 Years
Class I	6.08%	5.63%	4.49%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
S&P UBS Leveraged Loan IndexFootnote Reference(b)	6.50%	6.91%	5.49%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	S&P UBS Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$261,033,946
Number of Portfolio Holdings	281
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,282,649
Average MaturityFootnote Reference§	3.68 years
DurationFootnote Reference†	0.37 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Floating Rate

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	1.3%
BBB	0.9
BB	18.9
B	67.8
CCC	2.3
Below CCC	0.3
NR (Not Rated)	3.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Loan Assignments	85.9%
Corporate Debt Securities	7.3
Repurchase Agreements	4.1
Asset-Backed Securities	1.3
Other Investment Company	1.0
Exchange-Traded Funds	1.0
Common Stocks	0.2
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Tenet Healthcare Corp., 6.13%, 06/15/2030	1.2%
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.9
Bausch & Lomb Corp., Term Loan B, 1-Month Term SOFR + 4.25%, 8.21%, 01/15/2031	0.9
BCPE North Star U.S. HoldCo 2, Inc., Term Loan, 1-Month Term SOFR + 4.00%, 10.25%, 06/09/2028	0.8
PetSmart, Inc., Term Loan B, 8.03%, 08/18/2032	0.8
Flynn Restaurant Group LP, Term Loan, 1-Month Term SOFR + 3.75%, 7.71%, 01/28/2032	0.8
BIFM U.S. Finance LLC, Repriced Term Loan B, 7.21%, 05/31/2028	0.8
Apro LLC, Term Loan B, 1-Month Term SOFR + 3.75%, 7.68%, 07/09/2031	0.8
Nomad Foods U.S. LLC, Term Loan B5, 1-Month Term SOFR + 2.50%, 6.58%, 11/12/2029	0.7
Filtration Group Corp., 1-Month Term SOFR + 2.75%, 6.71%, 10/21/2028	0.7

Transamerica Floating Rate

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Floating Rate

Class I

Annual Shareholder Report

Transamerica Floating Rate

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica Floating Rate (the "Fund") seeks to achieve a high level of current income with capital appreciation as a secondary objective. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$65	0.63%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 6.21%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the S&P UBS Leveraged Loan Index, returned 6.50% over the same period.

  The sub-adviser’s allocation to higher coupon loans was the largest positive driver of returns in the fiscal year ended October 31, 2025. Among credit qualities, security selection in single-B rated credits contributed the most to performance.

  The Fund also benefitted from an underweight allocation to CCC-rated loans during the fiscal year, as lower-rated companies continued to struggle with weak interest coverage ratios and other issuer specific issues.

  From a sector perspective, an underweight to loans issued by chemical companies, which the sub-adviser has long seen as a challenged industry, benefited returns. As was the case during the fiscal year, chemical names tend to underperform in low-growth environments as price competition from larger companies can hurt margins.

  The Fund also benefitted from the strong return in the equity price of portfolio holding Avaya, which was the largest individual contributor to relative performance during the fiscal year. The company has continued to hit expectations since emerging from bankruptcy in early 2023, and the company’s reorganization equity has been starting to reflect positive momentum.

  Off-setting the positives above were some single-name pressures in the food and beverage sector, autos, and consumer products.

  The sub-adviser’s goal in managing the Fund is to provide superior risk-adjusted returns. This fiscal year’s result follows on last fiscal year’s rotation to higher yielding assets, which was a Fund strategy that continued into this period. Notably, while the Fund’s yield has remained competitive since that rotation to higher yielding loans last year, the Fund has continued to remain underweight CCC-rated loans.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Floating Rate

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg US Universal Bond Index	S&P UBS Leveraged Loan Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,930	$9,964	$9,911
12/31/2015	$9,884	$9,914	$9,817
1/31/2016	$9,877	$10,023	$9,746
2/29/2016	$9,860	$10,094	$9,691
3/31/2016	$10,082	$10,218	$9,947
4/30/2016	$10,203	$10,288	$10,136
5/31/2016	$10,295	$10,296	$10,228
6/30/2016	$10,301	$10,477	$10,232
7/31/2016	$10,413	$10,563	$10,376
8/31/2016	$10,451	$10,575	$10,458
9/30/2016	$10,521	$10,577	$10,549
10/31/2016	$10,581	$10,507	$10,630
11/30/2016	$10,588	$10,271	$10,665
12/31/2016	$10,692	$10,301	$10,787
1/31/2017	$10,742	$10,338	$10,844
2/28/2017	$10,789	$10,418	$10,908
3/31/2017	$10,803	$10,414	$10,916
4/30/2017	$10,849	$10,500	$10,964
5/31/2017	$10,885	$10,581	$11,005
6/30/2017	$10,898	$10,572	$10,998
7/31/2017	$10,958	$10,625	$11,085
8/31/2017	$10,963	$10,717	$11,069
10/31/2017	$11,052	$10,692	$11,188
11/30/2017	$11,056	$10,676	$11,201
12/31/2017	$11,096	$10,723	$11,245
1/31/2018	$11,180	$10,620	$11,366
2/28/2018	$11,196	$10,519	$11,386
3/31/2018	$11,227	$10,572	$11,423
4/30/2018	$11,270	$10,501	$11,478
5/31/2018	$11,280	$10,559	$11,500
6/30/2018	$11,280	$10,543	$11,512
7/31/2018	$11,349	$10,565	$11,607
8/31/2018	$11,395	$10,618	$11,655
9/30/2018	$11,452	$10,572	$11,735
10/31/2018	$11,453	$10,484	$11,735
11/30/2018	$11,362	$10,531	$11,640
12/31/2018	$11,120	$10,695	$11,373
1/31/2019	$11,383	$10,843	$11,635
2/28/2019	$11,550	$10,855	$11,817
3/31/2019	$11,545	$11,051	$11,803
4/30/2019	$11,704	$11,066	$11,990
5/31/2019	$11,698	$11,236	$11,963
6/30/2019	$11,738	$11,395	$11,989
7/31/2019	$11,827	$11,429	$12,083
8/31/2019	$11,807	$11,687	$12,049
9/30/2019	$11,833	$11,637	$12,100
10/31/2019	$11,771	$11,674	$12,041
11/30/2019	$11,770	$11,672	$12,107
12/31/2019	$11,909	$11,689	$12,303
1/31/2020	$12,003	$11,899	$12,368
2/29/2020	$11,907	$12,077	$12,201
3/31/2020	$10,449	$11,841	$10,680
4/30/2020	$10,841	$12,078	$11,138
5/31/2020	$11,219	$12,191	$11,562
6/30/2020	$11,345	$12,293	$11,718
7/31/2020	$11,537	$12,509	$11,938
8/31/2020	$11,686	$12,437	$12,118
9/30/2020	$11,786	$12,414	$12,201
10/31/2020	$11,837	$12,370	$12,222
11/30/2020	$12,059	$12,531	$12,482
12/31/2020	$12,136	$12,575	$12,645
1/31/2021	$12,240	$12,496	$12,805
2/28/2021	$12,287	$12,334	$12,891
3/31/2021	$12,293	$12,191	$12,899
4/30/2021	$12,364	$12,293	$12,964
5/31/2021	$12,423	$12,340	$13,031
6/30/2021	$12,463	$12,430	$13,085
7/31/2021	$12,437	$12,555	$13,084
8/31/2021	$12,480	$12,547	$13,148
9/30/2021	$12,540	$12,440	$13,233
10/31/2021	$12,562	$12,429	$13,264
11/30/2021	$12,523	$12,444	$13,244
12/31/2021	$12,608	$12,436	$13,327
1/31/2022	$12,600	$12,163	$13,375
2/28/2022	$12,527	$11,998	$13,309
3/31/2022	$12,533	$11,676	$13,314
4/30/2022	$12,529	$11,240	$13,337
5/31/2022	$12,221	$11,302	$13,002
6/30/2022	$11,968	$11,076	$12,735
7/31/2022	$12,221	$11,355	$12,972
8/31/2022	$12,387	$11,060	$13,171
9/30/2022	$12,159	$10,583	$12,886
10/31/2022	$12,271	$10,467	$12,995
11/30/2022	$12,386	$10,857	$13,140
12/31/2022	$12,422	$10,820	$13,186
1/31/2023	$12,710	$11,156	$13,525
2/28/2023	$12,759	$10,882	$13,610
3/31/2023	$12,722	$11,137	$13,597
4/30/2023	$12,840	$11,205	$13,726
5/31/2023	$12,760	$11,089	$13,714
6/30/2023	$13,066	$11,072	$14,021
7/31/2023	$13,187	$11,083	$14,203
8/31/2023	$13,297	$11,016	$14,367
9/30/2023	$13,392	$10,753	$14,493
10/31/2023	$13,358	$10,592	$14,498
11/30/2023	$13,517	$11,068	$14,671
12/31/2023	$13,720	$11,488	$14,906
1/31/2024	$13,772	$11,461	$15,023
2/29/2024	$13,893	$11,323	$15,157
3/31/2024	$14,006	$11,435	$15,283
4/30/2024	$14,086	$11,167	$15,387
5/31/2024	$14,205	$11,352	$15,526
6/30/2024	$14,271	$11,456	$15,569
7/31/2024	$14,373	$11,716	$15,683
8/31/2024	$14,448	$11,889	$15,776
9/30/2024	$14,554	$12,052	$15,892
10/31/2024	$14,688	$11,778	$16,027
11/30/2024	$14,838	$11,902	$16,161
12/31/2024	$14,910	$11,722	$16,256
1/31/2025	$15,035	$11,793	$16,373
2/28/2025	$15,054	$12,037	$16,398
3/31/2025	$14,987	$12,034	$16,355
4/30/2025	$14,963	$12,077	$16,345
5/31/2025	$15,195	$12,015	$16,604
6/30/2025	$15,357	$12,203	$16,737
7/31/2025	$15,453	$12,185	$16,874
8/31/2025	$15,516	$12,331	$16,937
9/30/2025	$15,564	$12,462	$17,018
10/31/2025	$15,582	$12,544	$17,069

Average Annual Total Returns

I5CG4	1 Year	5 Years	10 Years
Class I2	6.21%	5.68%	4.55%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
S&P UBS Leveraged Loan IndexFootnote Reference(b)	6.50%	6.91%	5.49%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	S&P UBS Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$261,033,946
Number of Portfolio Holdings	281
Portfolio Turnover Rate	41%
Total Advisory Fees Paid (net of waivers and reimbursements)	$1,282,649
Average MaturityFootnote Reference§	3.68 years
DurationFootnote Reference†	0.37 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Floating Rate

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	1.3%
BBB	0.9
BB	18.9
B	67.8
CCC	2.3
Below CCC	0.3
NR (Not Rated)	3.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Loan Assignments	85.9%
Corporate Debt Securities	7.3
Repurchase Agreements	4.1
Asset-Backed Securities	1.3
Other Investment Company	1.0
Exchange-Traded Funds	1.0
Common Stocks	0.2
Preferred Stocks	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	(0.8)
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Tenet Healthcare Corp., 6.13%, 06/15/2030	1.2%
Allied Universal Holdco LLC, 7.88%, 02/15/2031	0.9
Bausch & Lomb Corp., Term Loan B, 1-Month Term SOFR + 4.25%, 8.21%, 01/15/2031	0.9
BCPE North Star U.S. HoldCo 2, Inc., Term Loan, 1-Month Term SOFR + 4.00%, 10.25%, 06/09/2028	0.8
PetSmart, Inc., Term Loan B, 8.03%, 08/18/2032	0.8
Flynn Restaurant Group LP, Term Loan, 1-Month Term SOFR + 3.75%, 7.71%, 01/28/2032	0.8
BIFM U.S. Finance LLC, Repriced Term Loan B, 7.21%, 05/31/2028	0.8
Apro LLC, Term Loan B, 1-Month Term SOFR + 3.75%, 7.68%, 07/09/2031	0.8
Nomad Foods U.S. LLC, Term Loan B5, 1-Month Term SOFR + 2.50%, 6.58%, 11/12/2029	0.7
Filtration Group Corp., 1-Month Term SOFR + 2.75%, 6.71%, 10/21/2028	0.7

Transamerica Floating Rate

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Floating Rate

Class I2

Annual Shareholder Report

Transamerica Government Money Market

Class A

IATXX

October 31, 2025

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$74	0.73%

Key Fund Statistics

Total Net Assets	$287,453,207
Number of Portfolio Holdings	122
Total Advisory Fees Paid (net of waivers and reimbursements)	$510,647
Average MaturityFootnote Reference§	0.22 years
DurationFootnote Reference†	0.08 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class A

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 3.86%, 01/31/2027	2.1%
U.S. Treasury Notes, 0.75%, 03/31/2026	1.6
U.S. Treasury Bills, 3.89%, 02/03/2026	1.6
U.S. Treasury Bills, 3.76%, 04/30/2026	1.6
U.S. Treasury Bills, 3.99%, 03/05/2026	1.5
U.S. Treasury Floating Rate Notes, 3.93%, 07/31/2027	1.4
U.S. Treasury Bills, 3.95%, 03/05/2026	1.3
U.S. Treasury Bills, 4.12%, 02/05/2026	1.3
Federal Farm Credit Banks Funding Corp., 4.18%, 10/15/2026	1.1
U.S. Treasury Bills, 4.34%, 11/25/2025	1.1

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	55.0%
Short-Term U.S. Government Obligations	24.7
U.S. Government Obligations	7.3
U.S. Government Agency Obligations	7.1
Short-Term U.S. Government Agency Obligiations	6.9
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Government Money Market

Class A

Annual Shareholder Report

Transamerica Government Money Market

Class C

IMLXX

October 31, 2025

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$149	1.46%

Key Fund Statistics

Total Net Assets	$287,453,207
Number of Portfolio Holdings	122
Total Advisory Fees Paid (net of waivers and reimbursements)	$510,647
Average MaturityFootnote Reference§	0.22 years
DurationFootnote Reference†	0.08 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class C

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 3.86%, 01/31/2027	2.1%
U.S. Treasury Notes, 0.75%, 03/31/2026	1.6
U.S. Treasury Bills, 3.89%, 02/03/2026	1.6
U.S. Treasury Bills, 3.76%, 04/30/2026	1.6
U.S. Treasury Bills, 3.99%, 03/05/2026	1.5
U.S. Treasury Floating Rate Notes, 3.93%, 07/31/2027	1.4
U.S. Treasury Bills, 3.95%, 03/05/2026	1.3
U.S. Treasury Bills, 4.12%, 02/05/2026	1.3
Federal Farm Credit Banks Funding Corp., 4.18%, 10/15/2026	1.1
U.S. Treasury Bills, 4.34%, 11/25/2025	1.1

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	55.0%
Short-Term U.S. Government Obligations	24.7
U.S. Government Obligations	7.3
U.S. Government Agency Obligations	7.1
Short-Term U.S. Government Agency Obligiations	6.9
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Government Money Market

Class C

Annual Shareholder Report

Transamerica Government Money Market

Class I

TAMXX

October 31, 2025

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$39	0.38%

Key Fund Statistics

Total Net Assets	$287,453,207
Number of Portfolio Holdings	122
Total Advisory Fees Paid (net of waivers and reimbursements)	$510,647
Average MaturityFootnote Reference§	0.22 years
DurationFootnote Reference†	0.08 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class I

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 3.86%, 01/31/2027	2.1%
U.S. Treasury Notes, 0.75%, 03/31/2026	1.6
U.S. Treasury Bills, 3.89%, 02/03/2026	1.6
U.S. Treasury Bills, 3.76%, 04/30/2026	1.6
U.S. Treasury Bills, 3.99%, 03/05/2026	1.5
U.S. Treasury Floating Rate Notes, 3.93%, 07/31/2027	1.4
U.S. Treasury Bills, 3.95%, 03/05/2026	1.3
U.S. Treasury Bills, 4.12%, 02/05/2026	1.3
Federal Farm Credit Banks Funding Corp., 4.18%, 10/15/2026	1.1
U.S. Treasury Bills, 4.34%, 11/25/2025	1.1

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	55.0%
Short-Term U.S. Government Obligations	24.7
U.S. Government Obligations	7.3
U.S. Government Agency Obligations	7.1
Short-Term U.S. Government Agency Obligiations	6.9
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Government Money Market

Class I

Annual Shareholder Report

Transamerica Government Money Market

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$38	0.37%

Key Fund Statistics

Total Net Assets	$287,453,207
Number of Portfolio Holdings	122
Total Advisory Fees Paid (net of waivers and reimbursements)	$510,647
Average MaturityFootnote Reference§	0.22 years
DurationFootnote Reference†	0.08 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class I2

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 3.86%, 01/31/2027	2.1%
U.S. Treasury Notes, 0.75%, 03/31/2026	1.6
U.S. Treasury Bills, 3.89%, 02/03/2026	1.6
U.S. Treasury Bills, 3.76%, 04/30/2026	1.6
U.S. Treasury Bills, 3.99%, 03/05/2026	1.5
U.S. Treasury Floating Rate Notes, 3.93%, 07/31/2027	1.4
U.S. Treasury Bills, 3.95%, 03/05/2026	1.3
U.S. Treasury Bills, 4.12%, 02/05/2026	1.3
Federal Farm Credit Banks Funding Corp., 4.18%, 10/15/2026	1.1
U.S. Treasury Bills, 4.34%, 11/25/2025	1.1

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	55.0%
Short-Term U.S. Government Obligations	24.7
U.S. Government Obligations	7.3
U.S. Government Agency Obligations	7.1
Short-Term U.S. Government Agency Obligiations	6.9
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Government Money Market

Class I2

Annual Shareholder Report

Transamerica Government Money Market

Class I3

TGTXX

October 31, 2025

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$38	0.37%

Key Fund Statistics

Total Net Assets	$287,453,207
Number of Portfolio Holdings	122
Total Advisory Fees Paid (net of waivers and reimbursements)	$510,647
Average MaturityFootnote Reference§	0.22 years
DurationFootnote Reference†	0.08 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class I3

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 3.86%, 01/31/2027	2.1%
U.S. Treasury Notes, 0.75%, 03/31/2026	1.6
U.S. Treasury Bills, 3.89%, 02/03/2026	1.6
U.S. Treasury Bills, 3.76%, 04/30/2026	1.6
U.S. Treasury Bills, 3.99%, 03/05/2026	1.5
U.S. Treasury Floating Rate Notes, 3.93%, 07/31/2027	1.4
U.S. Treasury Bills, 3.95%, 03/05/2026	1.3
U.S. Treasury Bills, 4.12%, 02/05/2026	1.3
Federal Farm Credit Banks Funding Corp., 4.18%, 10/15/2026	1.1
U.S. Treasury Bills, 4.34%, 11/25/2025	1.1

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	55.0%
Short-Term U.S. Government Obligations	24.7
U.S. Government Obligations	7.3
U.S. Government Agency Obligations	7.1
Short-Term U.S. Government Agency Obligiations	6.9
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Government Money Market

Class I3

Annual Shareholder Report

Transamerica Government Money Market

Class R2

TGRXX

October 31, 2025

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R2	$70	0.69%

Key Fund Statistics

Total Net Assets	$287,453,207
Number of Portfolio Holdings	122
Total Advisory Fees Paid (net of waivers and reimbursements)	$510,647
Average MaturityFootnote Reference§	0.22 years
DurationFootnote Reference†	0.08 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class R2

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 3.86%, 01/31/2027	2.1%
U.S. Treasury Notes, 0.75%, 03/31/2026	1.6
U.S. Treasury Bills, 3.89%, 02/03/2026	1.6
U.S. Treasury Bills, 3.76%, 04/30/2026	1.6
U.S. Treasury Bills, 3.99%, 03/05/2026	1.5
U.S. Treasury Floating Rate Notes, 3.93%, 07/31/2027	1.4
U.S. Treasury Bills, 3.95%, 03/05/2026	1.3
U.S. Treasury Bills, 4.12%, 02/05/2026	1.3
Federal Farm Credit Banks Funding Corp., 4.18%, 10/15/2026	1.1
U.S. Treasury Bills, 4.34%, 11/25/2025	1.1

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	55.0%
Short-Term U.S. Government Obligations	24.7
U.S. Government Obligations	7.3
U.S. Government Agency Obligations	7.1
Short-Term U.S. Government Agency Obligiations	6.9
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Government Money Market

Class R2

Annual Shareholder Report

Transamerica Government Money Market

Class R4

TFGXX

October 31, 2025

Fund Overview

Transamerica Government Money Market (the "Fund") seeks as high a level of current income as is consistent with preservation of capital and liquidity. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$51	0.50%

Key Fund Statistics

Total Net Assets	$287,453,207
Number of Portfolio Holdings	122
Total Advisory Fees Paid (net of waivers and reimbursements)	$510,647
Average MaturityFootnote Reference§	0.22 years
DurationFootnote Reference†	0.08 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Government Money Market

Class R4

What did the Fund invest in?

Top Holdings (Percentage of Net Assets)

U.S. Treasury Floating Rate Notes, 3.86%, 01/31/2027	2.1%
U.S. Treasury Notes, 0.75%, 03/31/2026	1.6
U.S. Treasury Bills, 3.89%, 02/03/2026	1.6
U.S. Treasury Bills, 3.76%, 04/30/2026	1.6
U.S. Treasury Bills, 3.99%, 03/05/2026	1.5
U.S. Treasury Floating Rate Notes, 3.93%, 07/31/2027	1.4
U.S. Treasury Bills, 3.95%, 03/05/2026	1.3
U.S. Treasury Bills, 4.12%, 02/05/2026	1.3
Federal Farm Credit Banks Funding Corp., 4.18%, 10/15/2026	1.1
U.S. Treasury Bills, 4.34%, 11/25/2025	1.1

Asset Allocations (Percentage of Net Assets)

Repurchase Agreements	55.0%
Short-Term U.S. Government Obligations	24.7
U.S. Government Obligations	7.3
U.S. Government Agency Obligations	7.1
Short-Term U.S. Government Agency Obligiations	6.9
Net Other Assets (Liabilities)Footnote Reference^	(1.0)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Government Money Market

Class R4

Annual Shareholder Report

Transamerica High Yield Bond

Class A

IHIYX

October 31, 2025

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$108	1.04%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 7.27%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.16% over the same period.

  Favorable security selection overall added value during the fiscal year ended October 31, 2025. This included strong selection within BB-rated bonds, as well as positive contribution from a subset of off-benchmark exposure in investment grade corporate bonds. In addition, the selection in lower-quality credit added value as the Fund’s exposure in CCC-rated bonds and below was a significant positive contributor to relative performance. Conversely, selection within B-rated bonds detracted from relative performance.

  From a sector perspective, the largest positive sub-sector contributors included consumer cyclicals, banking and energy, primarily due to strong selection. The poorest performing sub-sectors included communications, basic industry and electric utilities.

  During the fiscal year, the Fund’s positioning was modestly cautious given the ongoing macroeconomic uncertainty and tight valuations. Overall, this positioning detracted from benchmark relative returns.

  The sub-adviser favored higher-quality bonds and was more cautious on lower-quality, highly levered companies which could be prone to downside risk. The Fund held exposure to select CCC-rated bonds and below that the sub-adviser believed offered enhanced yield and upside potential. In addition, the sub-adviser remained focused on investing in bonds that could help the Fund deliver a high distribution yield.

  Sector positioning during the fiscal year was largely a byproduct of bottom-up company views. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Examples of underweights included communications and technology sectors as well as certain consumer cyclicals, such as retailers. Underweights were largely due to relatively unattractive valuations and/or issuer-specific fundamental concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Bond

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
10/31/2015	$9,522	$10,000	$10,000
11/30/2015	$9,295	$9,964	$9,779
12/31/2015	$9,048	$9,914	$9,533
1/31/2016	$8,917	$10,023	$9,380
2/29/2016	$8,918	$10,094	$9,433
3/31/2016	$9,264	$10,218	$9,853
4/30/2016	$9,532	$10,288	$10,238
5/31/2016	$9,573	$10,296	$10,302
6/30/2016	$9,639	$10,477	$10,396
7/31/2016	$9,885	$10,563	$10,678
8/31/2016	$10,119	$10,575	$10,901
9/30/2016	$10,184	$10,577	$10,974
10/31/2016	$10,184	$10,507	$11,016
11/30/2016	$10,129	$10,271	$10,964
12/31/2016	$10,328	$10,301	$11,166
1/31/2017	$10,474	$10,338	$11,328
2/28/2017	$10,636	$10,418	$11,493
3/31/2017	$10,602	$10,414	$11,467
4/30/2017	$10,718	$10,500	$11,599
5/31/2017	$10,823	$10,581	$11,700
6/30/2017	$10,848	$10,572	$11,716
7/31/2017	$10,975	$10,625	$11,846
8/31/2017	$10,956	$10,717	$11,841
9/30/2017	$11,016	$10,679	$11,947
10/31/2017	$11,063	$10,692	$11,998
11/30/2017	$11,008	$10,676	$11,968
12/31/2017	$11,040	$10,723	$12,004
1/31/2018	$11,098	$10,620	$12,076
2/28/2018	$11,016	$10,519	$11,973
3/31/2018	$10,944	$10,572	$11,901
4/30/2018	$11,007	$10,501	$11,978
5/31/2018	$10,995	$10,559	$11,975
6/30/2018	$11,032	$10,543	$12,023
7/31/2018	$11,142	$10,565	$12,154
8/31/2018	$11,191	$10,618	$12,244
9/30/2018	$11,240	$10,572	$12,312
10/31/2018	$11,041	$10,484	$12,115
11/30/2018	$10,967	$10,531	$12,011
12/31/2018	$10,734	$10,695	$11,754
1/31/2019	$11,227	$10,843	$12,285
2/28/2019	$11,384	$10,855	$12,489
3/31/2019	$11,486	$11,051	$12,607
4/30/2019	$11,585	$11,066	$12,786
5/31/2019	$11,429	$11,236	$12,634
6/30/2019	$11,708	$11,395	$12,922
7/31/2019	$11,770	$11,429	$12,995
8/31/2019	$11,822	$11,687	$13,047
9/30/2019	$11,860	$11,637	$13,094
10/31/2019	$11,901	$11,674	$13,130
11/30/2019	$11,978	$11,672	$13,173
12/31/2019	$12,187	$11,689	$13,437
1/31/2020	$12,170	$11,899	$13,440
2/29/2020	$11,925	$12,077	$13,251
3/31/2020	$10,339	$11,841	$11,732
4/30/2020	$10,698	$12,078	$12,263
5/31/2020	$11,167	$12,191	$12,799
6/30/2020	$11,268	$12,293	$12,921
7/31/2020	$11,780	$12,509	$13,523
8/31/2020	$11,923	$12,437	$13,653
9/30/2020	$11,817	$12,414	$13,513
10/31/2020	$11,862	$12,370	$13,580
11/30/2020	$12,366	$12,531	$14,117
12/31/2020	$12,621	$12,575	$14,383
1/31/2021	$12,667	$12,496	$14,431
2/28/2021	$12,741	$12,334	$14,484
3/31/2021	$12,779	$12,191	$14,507
4/30/2021	$12,933	$12,293	$14,664
5/31/2021	$12,981	$12,340	$14,707
6/30/2021	$13,141	$12,430	$14,903
7/31/2021	$13,174	$12,555	$14,959
8/31/2021	$13,235	$12,547	$15,037
9/30/2021	$13,237	$12,440	$15,036
10/31/2021	$13,212	$12,429	$15,009
11/30/2021	$13,113	$12,444	$14,861
12/31/2021	$13,335	$12,436	$15,140
1/31/2022	$13,004	$12,163	$14,727
2/28/2022	$12,874	$11,998	$14,576
3/31/2022	$12,758	$11,676	$14,410
4/30/2022	$12,290	$11,240	$13,899
5/31/2022	$12,310	$11,302	$13,931
6/30/2022	$11,471	$11,076	$12,992
7/31/2022	$12,164	$11,355	$13,759
8/31/2022	$11,854	$11,060	$13,442
9/30/2022	$11,337	$10,583	$12,909
10/31/2022	$11,661	$10,467	$13,244
11/30/2022	$11,867	$10,857	$13,531
12/31/2022	$11,767	$10,820	$13,447
1/31/2023	$12,188	$11,156	$13,959
2/28/2023	$11,992	$10,882	$13,781
3/31/2023	$12,016	$11,137	$13,927
4/30/2023	$12,131	$11,205	$14,067
5/31/2023	$12,011	$11,089	$13,938
6/30/2023	$12,173	$11,072	$14,171
7/31/2023	$12,337	$11,083	$14,367
8/31/2023	$12,333	$11,016	$14,409
9/30/2023	$12,188	$10,753	$14,236
10/31/2023	$12,023	$10,592	$14,069
11/30/2023	$12,511	$11,068	$14,707
12/31/2023	$12,953	$11,488	$15,255
1/31/2024	$12,933	$11,461	$15,254
2/29/2024	$12,963	$11,323	$15,299
3/31/2024	$13,076	$11,435	$15,480
4/30/2024	$12,928	$11,167	$15,334
5/31/2024	$13,060	$11,352	$15,503
6/30/2024	$13,176	$11,456	$15,649
7/31/2024	$13,428	$11,716	$15,954
8/31/2024	$13,632	$11,889	$16,214
9/30/2024	$13,838	$12,052	$16,476
10/31/2024	$13,773	$11,778	$16,387
11/30/2024	$13,929	$11,902	$16,576
12/31/2024	$13,869	$11,722	$16,505
1/31/2025	$14,048	$11,793	$16,730
2/28/2025	$14,108	$12,037	$16,843
3/31/2025	$13,889	$12,034	$16,671
4/30/2025	$13,863	$12,077	$16,667
5/31/2025	$14,117	$12,015	$16,947
6/30/2025	$14,389	$12,203	$17,259
7/31/2025	$14,520	$12,185	$17,337
8/31/2025	$14,635	$12,331	$17,553
9/30/2025	$14,732	$12,462	$17,696
10/31/2025	$14,774	$12,544	$17,724

Average Annual Total Returns

I3BD1	1 Year	5 Years	10 Years
Class A with Load	2.22%	3.47%	3.98%
Class A	7.27%	4.49%	4.49%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.16%	5.47%	5.89%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$839,175,423
Number of Portfolio Holdings	240
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,620,552
Average MaturityFootnote Reference§	4.90 years
DurationFootnote Reference†	2.88 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	5.9%
BB	41.8
B	39.8
CCC	8.5
Below CCC	0.2
NR (Not Rated)	0.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	88.6%
Loan Assignments	8.1
Other Investment Company	6.2
Repurchase Agreements	2.5
Common Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	1.5%
ILFC E-Capital Trust I, 3-Month Term SOFR + 0.00%, 6.27%, 12/21/2065	1.4
UKG, Inc., Term Loan B, 3-Month Term SOFR + 2.50%, 6.34%, 02/10/2031	1.2
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.1
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032	1.1
Magnera Corp., 7.25%, 11/15/2031	1.0
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/2045	1.0
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/2030	0.9
Cascades, Inc./Cascades USA, Inc., 6.75%, 07/15/2030	0.9
ION Platform Finance U.S., Inc./ION Platform Finance SARL, 9.50%, 05/30/2029	0.9

Transamerica High Yield Bond

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Bond

Class A

Annual Shareholder Report

Transamerica High Yield Bond

Class C

INCLX

October 31, 2025

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$177	1.71%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 6.57%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.16% over the same period.

  Favorable security selection overall added value during the fiscal year ended October 31, 2025. This included strong selection within BB-rated bonds, as well as positive contribution from a subset of off-benchmark exposure in investment grade corporate bonds. In addition, the selection in lower-quality credit added value as the Fund’s exposure in CCC-rated bonds and below was a significant positive contributor to relative performance. Conversely, selection within B-rated bonds detracted from relative performance.

  From a sector perspective, the largest positive sub-sector contributors included consumer cyclicals, banking and energy, primarily due to strong selection. The poorest performing sub-sectors included communications, basic industry and electric utilities.

  During the fiscal year, the Fund’s positioning was modestly cautious given the ongoing macroeconomic uncertainty and tight valuations. Overall, this positioning detracted from benchmark relative returns.

  The sub-adviser favored higher-quality bonds and was more cautious on lower-quality, highly levered companies which could be prone to downside risk. The Fund held exposure to select CCC-rated bonds and below that the sub-adviser believed offered enhanced yield and upside potential. In addition, the sub-adviser remained focused on investing in bonds that could help the Fund deliver a high distribution yield.

  Sector positioning during the fiscal year was largely a byproduct of bottom-up company views. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Examples of underweights included communications and technology sectors as well as certain consumer cyclicals, such as retailers. Underweights were largely due to relatively unattractive valuations and/or issuer-specific fundamental concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Bond

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,766	$9,964	$9,779
12/31/2015	$9,498	$9,914	$9,533
1/31/2016	$9,343	$10,023	$9,380
2/29/2016	$9,350	$10,094	$9,433
3/31/2016	$9,708	$10,218	$9,853
4/30/2016	$9,984	$10,288	$10,238
5/31/2016	$10,010	$10,296	$10,302
6/30/2016	$10,075	$10,477	$10,396
7/31/2016	$10,338	$10,563	$10,678
8/31/2016	$10,578	$10,575	$10,901
9/30/2016	$10,628	$10,577	$10,974
10/31/2016	$10,634	$10,507	$11,016
11/30/2016	$10,570	$10,271	$10,964
12/31/2016	$10,772	$10,301	$11,166
1/31/2017	$10,906	$10,338	$11,328
2/28/2017	$11,081	$10,418	$11,493
3/31/2017	$11,028	$10,414	$11,467
4/30/2017	$11,154	$10,500	$11,599
5/31/2017	$11,258	$10,581	$11,700
6/30/2017	$11,277	$10,572	$11,716
7/31/2017	$11,392	$10,625	$11,846
8/31/2017	$11,377	$10,717	$11,841
10/31/2017	$11,475	$10,692	$11,998
11/30/2017	$11,410	$10,676	$11,968
12/31/2017	$11,425	$10,723	$12,004
1/31/2018	$11,491	$10,620	$12,076
2/28/2018	$11,387	$10,519	$11,973
3/31/2018	$11,319	$10,572	$11,901
4/30/2018	$11,365	$10,501	$11,978
5/31/2018	$11,359	$10,559	$11,975
6/30/2018	$11,378	$10,543	$12,023
7/31/2018	$11,485	$10,565	$12,154
8/31/2018	$11,543	$10,618	$12,244
9/30/2018	$11,587	$10,572	$12,312
10/31/2018	$11,374	$10,484	$12,115
11/30/2018	$11,284	$10,531	$12,011
12/31/2018	$11,035	$10,695	$11,754
1/31/2019	$11,537	$10,843	$12,285
2/28/2019	$11,692	$10,855	$12,489
3/31/2019	$11,778	$11,051	$12,607
4/30/2019	$11,886	$11,066	$12,786
5/31/2019	$11,718	$11,236	$12,634
6/30/2019	$11,986	$11,395	$12,922
7/31/2019	$12,042	$11,429	$12,995
8/31/2019	$12,088	$11,687	$13,047
9/30/2019	$12,135	$11,637	$13,094
10/31/2019	$12,156	$11,674	$13,130
11/30/2019	$12,240	$11,672	$13,173
12/31/2019	$12,448	$11,689	$13,437
1/31/2020	$12,422	$11,899	$13,440
2/29/2020	$12,164	$12,077	$13,251
3/31/2020	$10,533	$11,841	$11,732
4/30/2020	$10,895	$12,078	$12,263
5/31/2020	$11,382	$12,191	$12,799
6/30/2020	$11,478	$12,293	$12,921
7/31/2020	$11,995	$12,509	$13,523
8/31/2020	$12,119	$12,437	$13,653
9/30/2020	$12,018	$12,414	$13,513
10/31/2020	$12,056	$12,370	$13,580
11/30/2020	$12,549	$12,531	$14,117
12/31/2020	$12,801	$12,575	$14,383
1/31/2021	$12,839	$12,496	$14,431
2/28/2021	$12,907	$12,334	$14,484
3/31/2021	$12,937	$12,191	$14,507
4/30/2021	$13,086	$12,293	$14,664
5/31/2021	$13,125	$12,340	$14,707
6/30/2021	$13,280	$12,430	$14,903
7/31/2021	$13,304	$12,555	$14,959
8/31/2021	$13,357	$12,547	$15,037
9/30/2021	$13,366	$12,440	$15,036
10/31/2021	$13,332	$12,429	$15,009
11/30/2021	$13,209	$12,444	$14,861
12/31/2021	$13,426	$12,436	$15,140
1/31/2022	$13,097	$12,163	$14,727
2/28/2022	$12,959	$11,998	$14,576
3/31/2022	$12,819	$11,676	$14,410
4/30/2022	$12,340	$11,240	$13,899
5/31/2022	$12,352	$11,302	$13,931
6/30/2022	$11,514	$11,076	$12,992
7/31/2022	$12,189	$11,355	$13,759
8/31/2022	$11,870	$11,060	$13,442
9/30/2022	$11,357	$10,583	$12,909
10/31/2022	$11,676	$10,467	$13,244
11/30/2022	$11,876	$10,857	$13,531
12/31/2022	$11,768	$10,820	$13,447
1/31/2023	$12,199	$11,156	$13,959
2/28/2023	$12,012	$10,882	$13,781
3/31/2023	$12,028	$11,137	$13,927
4/30/2023	$12,136	$11,205	$14,067
5/31/2023	$12,009	$11,089	$13,938
6/30/2023	$12,164	$11,072	$14,171
7/31/2023	$12,336	$11,083	$14,367
8/31/2023	$12,309	$11,016	$14,409
9/30/2023	$12,156	$10,753	$14,236
10/31/2023	$11,985	$10,592	$14,069
11/30/2023	$12,465	$11,068	$14,707
12/31/2023	$12,882	$11,488	$15,255
1/31/2024	$12,871	$11,461	$15,254
2/29/2024	$12,893	$11,323	$15,299
3/31/2024	$12,999	$11,435	$15,480
4/30/2024	$12,844	$11,167	$15,334
5/31/2024	$12,968	$11,352	$15,503
6/30/2024	$13,076	$11,456	$15,649
7/31/2024	$13,320	$11,716	$15,954
8/31/2024	$13,515	$11,889	$16,214
9/30/2024	$13,712	$12,052	$16,476
10/31/2024	$13,642	$11,778	$16,387
11/30/2024	$13,806	$11,902	$16,576
12/31/2024	$13,721	$11,722	$16,505
1/31/2025	$13,890	$11,793	$16,730
2/28/2025	$13,943	$12,037	$16,843
3/31/2025	$13,719	$12,034	$16,671
4/30/2025	$13,686	$12,077	$16,667
5/31/2025	$13,947	$12,015	$16,947
6/30/2025	$14,190	$12,203	$17,259
7/31/2025	$14,312	$12,185	$17,337
8/31/2025	$14,435	$12,331	$17,553
9/30/2025	$14,505	$12,462	$17,696
10/31/2025	$14,538	$12,544	$17,724

Average Annual Total Returns

I3BD3	1 Year	5 Years	10 Years
Class C with Load	5.57%	3.82%	3.81%
Class C	6.57%	3.82%	3.81%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.16%	5.47%	5.89%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$839,175,423
Number of Portfolio Holdings	240
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,620,552
Average MaturityFootnote Reference§	4.90 years
DurationFootnote Reference†	2.88 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	5.9%
BB	41.8
B	39.8
CCC	8.5
Below CCC	0.2
NR (Not Rated)	0.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	88.6%
Loan Assignments	8.1
Other Investment Company	6.2
Repurchase Agreements	2.5
Common Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	1.5%
ILFC E-Capital Trust I, 3-Month Term SOFR + 0.00%, 6.27%, 12/21/2065	1.4
UKG, Inc., Term Loan B, 3-Month Term SOFR + 2.50%, 6.34%, 02/10/2031	1.2
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.1
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032	1.1
Magnera Corp., 7.25%, 11/15/2031	1.0
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/2045	1.0
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/2030	0.9
Cascades, Inc./Cascades USA, Inc., 6.75%, 07/15/2030	0.9
ION Platform Finance U.S., Inc./ION Platform Finance SARL, 9.50%, 05/30/2029	0.9

Transamerica High Yield Bond

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Bond

Class C

Annual Shareholder Report

Transamerica High Yield Bond

Class I

TDHIX

October 31, 2025

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$64	0.62%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 7.66%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.16% over the same period.

  Favorable security selection overall added value during the fiscal year ended October 31, 2025. This included strong selection within BB-rated bonds, as well as positive contribution from a subset of off-benchmark exposure in investment grade corporate bonds. In addition, the selection in lower-quality credit added value as the Fund’s exposure in CCC-rated bonds and below was a significant positive contributor to relative performance. Conversely, selection within B-rated bonds detracted from relative performance.

  From a sector perspective, the largest positive sub-sector contributors included consumer cyclicals, banking and energy, primarily due to strong selection. The poorest performing sub-sectors included communications, basic industry and electric utilities.

  During the fiscal year, the Fund’s positioning was modestly cautious given the ongoing macroeconomic uncertainty and tight valuations. Overall, this positioning detracted from benchmark relative returns.

  The sub-adviser favored higher-quality bonds and was more cautious on lower-quality, highly levered companies which could be prone to downside risk. The Fund held exposure to select CCC-rated bonds and below that the sub-adviser believed offered enhanced yield and upside potential. In addition, the sub-adviser remained focused on investing in bonds that could help the Fund deliver a high distribution yield.

  Sector positioning during the fiscal year was largely a byproduct of bottom-up company views. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Examples of underweights included communications and technology sectors as well as certain consumer cyclicals, such as retailers. Underweights were largely due to relatively unattractive valuations and/or issuer-specific fundamental concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Bond

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,765	$9,964	$9,779
12/31/2015	$9,510	$9,914	$9,533
1/31/2016	$9,364	$10,023	$9,380
2/29/2016	$9,378	$10,094	$9,433
3/31/2016	$9,742	$10,218	$9,853
4/30/2016	$10,024	$10,288	$10,238
5/31/2016	$10,069	$10,296	$10,302
6/30/2016	$10,141	$10,477	$10,396
7/31/2016	$10,412	$10,563	$10,678
8/31/2016	$10,659	$10,575	$10,901
9/30/2016	$10,718	$10,577	$10,974
10/31/2016	$10,733	$10,507	$11,016
11/30/2016	$10,678	$10,271	$10,964
12/31/2016	$10,889	$10,301	$11,166
1/31/2017	$11,034	$10,338	$11,328
2/28/2017	$11,217	$10,418	$11,493
3/31/2017	$11,174	$10,414	$11,467
4/30/2017	$11,298	$10,500	$11,599
5/31/2017	$11,424	$10,581	$11,700
6/30/2017	$11,453	$10,572	$11,716
7/31/2017	$11,578	$10,625	$11,846
8/31/2017	$11,562	$10,717	$11,841
10/31/2017	$11,680	$10,692	$11,998
11/30/2017	$11,637	$10,676	$11,968
12/31/2017	$11,662	$10,723	$12,004
1/31/2018	$11,739	$10,620	$12,076
2/28/2018	$11,643	$10,519	$11,973
3/31/2018	$11,572	$10,572	$11,901
4/30/2018	$11,629	$10,501	$11,978
5/31/2018	$11,633	$10,559	$11,975
6/30/2018	$11,662	$10,543	$12,023
7/31/2018	$11,781	$10,565	$12,154
8/31/2018	$11,838	$10,618	$12,244
9/30/2018	$11,906	$10,572	$12,312
10/31/2018	$11,700	$10,484	$12,115
11/30/2018	$11,620	$10,531	$12,011
12/31/2018	$11,377	$10,695	$11,754
1/31/2019	$11,899	$10,843	$12,285
2/28/2019	$12,066	$10,855	$12,489
3/31/2019	$12,165	$11,051	$12,607
4/30/2019	$12,286	$11,066	$12,786
5/31/2019	$12,112	$11,236	$12,634
6/30/2019	$12,411	$11,395	$12,922
7/31/2019	$12,480	$11,429	$12,995
8/31/2019	$12,538	$11,687	$13,047
9/30/2019	$12,582	$11,637	$13,094
10/31/2019	$12,628	$11,674	$13,130
11/30/2019	$12,726	$11,672	$13,173
12/31/2019	$12,951	$11,689	$13,437
1/31/2020	$12,937	$11,899	$13,440
2/29/2020	$12,684	$12,077	$13,251
3/31/2020	$10,999	$11,841	$11,732
4/30/2020	$11,383	$12,078	$12,263
5/31/2020	$11,898	$12,191	$12,799
6/30/2020	$12,039	$12,293	$12,921
7/31/2020	$12,585	$12,509	$13,523
8/31/2020	$12,741	$12,437	$13,653
9/30/2020	$12,634	$12,414	$13,513
10/31/2020	$12,686	$12,370	$13,580
11/30/2020	$13,225	$12,531	$14,117
12/31/2020	$13,500	$12,575	$14,383
1/31/2021	$13,554	$12,496	$14,431
2/28/2021	$13,637	$12,334	$14,484
3/31/2021	$13,682	$12,191	$14,507
4/30/2021	$13,851	$12,293	$14,664
5/31/2021	$13,906	$12,340	$14,707
6/30/2021	$14,081	$12,430	$14,903
7/31/2021	$14,121	$12,555	$14,959
8/31/2021	$14,190	$12,547	$15,037
9/30/2021	$14,197	$12,440	$15,036
10/31/2021	$14,175	$12,429	$15,009
11/30/2021	$14,075	$12,444	$14,861
12/31/2021	$14,316	$12,436	$15,140
1/31/2022	$13,969	$12,163	$14,727
2/28/2022	$13,835	$11,998	$14,576
3/31/2022	$13,701	$11,676	$14,410
4/30/2022	$13,208	$11,240	$13,899
5/31/2022	$13,235	$11,302	$13,931
6/30/2022	$12,345	$11,076	$12,992
7/31/2022	$13,072	$11,355	$13,759
8/31/2022	$12,747	$11,060	$13,442
9/30/2022	$12,199	$10,583	$12,909
10/31/2022	$12,553	$10,467	$13,244
11/30/2022	$12,794	$10,857	$13,531
12/31/2022	$12,676	$10,820	$13,447
1/31/2023	$13,164	$11,156	$13,959
2/28/2023	$12,960	$10,882	$13,781
3/31/2023	$13,007	$11,137	$13,927
4/30/2023	$13,135	$11,205	$14,067
5/31/2023	$12,995	$11,089	$13,938
6/30/2023	$13,191	$11,072	$14,171
7/31/2023	$13,372	$11,083	$14,367
8/31/2023	$13,373	$11,016	$14,409
9/30/2023	$13,206	$10,753	$14,236
10/31/2023	$13,034	$10,592	$14,069
11/30/2023	$13,563	$11,068	$14,707
12/31/2023	$14,043	$11,488	$15,255
1/31/2024	$14,045	$11,461	$15,254
2/29/2024	$14,082	$11,323	$15,299
3/31/2024	$14,209	$11,435	$15,480
4/30/2024	$14,038	$11,167	$15,334
5/31/2024	$14,204	$11,352	$15,503
6/30/2024	$14,317	$11,456	$15,649
7/31/2024	$14,612	$11,716	$15,954
8/31/2024	$14,820	$11,889	$16,214
9/30/2024	$15,066	$12,052	$16,476
10/31/2024	$14,986	$11,778	$16,387
11/30/2024	$15,179	$11,902	$16,576
12/31/2024	$15,102	$11,722	$16,505
1/31/2025	$15,319	$11,793	$16,730
2/28/2025	$15,390	$12,037	$16,843
3/31/2025	$15,161	$12,034	$16,671
4/30/2025	$15,094	$12,077	$16,667
5/31/2025	$15,394	$12,015	$16,947
6/30/2025	$15,693	$12,203	$17,259
7/31/2025	$15,842	$12,185	$17,337
8/31/2025	$15,972	$12,331	$17,553
9/30/2025	$16,083	$12,462	$17,696
10/31/2025	$16,134	$12,544	$17,724

Average Annual Total Returns

I3BD8	1 Year	5 Years	10 Years
Class I	7.66%	4.93%	4.90%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.16%	5.47%	5.89%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$839,175,423
Number of Portfolio Holdings	240
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,620,552
Average MaturityFootnote Reference§	4.90 years
DurationFootnote Reference†	2.88 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	5.9%
BB	41.8
B	39.8
CCC	8.5
Below CCC	0.2
NR (Not Rated)	0.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	88.6%
Loan Assignments	8.1
Other Investment Company	6.2
Repurchase Agreements	2.5
Common Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	1.5%
ILFC E-Capital Trust I, 3-Month Term SOFR + 0.00%, 6.27%, 12/21/2065	1.4
UKG, Inc., Term Loan B, 3-Month Term SOFR + 2.50%, 6.34%, 02/10/2031	1.2
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.1
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032	1.1
Magnera Corp., 7.25%, 11/15/2031	1.0
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/2045	1.0
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/2030	0.9
Cascades, Inc./Cascades USA, Inc., 6.75%, 07/15/2030	0.9
ION Platform Finance U.S., Inc./ION Platform Finance SARL, 9.50%, 05/30/2029	0.9

Transamerica High Yield Bond

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Bond

Class I

Annual Shareholder Report

Transamerica High Yield Bond

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$63	0.61%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 7.87%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.16% over the same period.

  Favorable security selection overall added value during the fiscal year ended October 31, 2025. This included strong selection within BB-rated bonds, as well as positive contribution from a subset of off-benchmark exposure in investment grade corporate bonds. In addition, the selection in lower-quality credit added value as the Fund’s exposure in CCC-rated bonds and below was a significant positive contributor to relative performance. Conversely, selection within B-rated bonds detracted from relative performance.

  From a sector perspective, the largest positive sub-sector contributors included consumer cyclicals, banking and energy, primarily due to strong selection. The poorest performing sub-sectors included communications, basic industry and electric utilities.

  During the fiscal year, the Fund’s positioning was modestly cautious given the ongoing macroeconomic uncertainty and tight valuations. Overall, this positioning detracted from benchmark relative returns.

  The sub-adviser favored higher-quality bonds and was more cautious on lower-quality, highly levered companies which could be prone to downside risk. The Fund held exposure to select CCC-rated bonds and below that the sub-adviser believed offered enhanced yield and upside potential. In addition, the sub-adviser remained focused on investing in bonds that could help the Fund deliver a high distribution yield.

  Sector positioning during the fiscal year was largely a byproduct of bottom-up company views. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Examples of underweights included communications and technology sectors as well as certain consumer cyclicals, such as retailers. Underweights were largely due to relatively unattractive valuations and/or issuer-specific fundamental concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Bond

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,767	$9,964	$9,779
12/31/2015	$9,513	$9,914	$9,533
1/31/2016	$9,369	$10,023	$9,380
2/29/2016	$9,383	$10,094	$9,433
3/31/2016	$9,747	$10,218	$9,853
4/30/2016	$10,029	$10,288	$10,238
5/31/2016	$10,076	$10,296	$10,302
6/30/2016	$10,149	$10,477	$10,396
7/31/2016	$10,420	$10,563	$10,678
8/31/2016	$10,668	$10,575	$10,901
9/30/2016	$10,727	$10,577	$10,974
10/31/2016	$10,743	$10,507	$11,016
11/30/2016	$10,689	$10,271	$10,964
12/31/2016	$10,913	$10,301	$11,166
1/31/2017	$11,059	$10,338	$11,328
2/28/2017	$11,243	$10,418	$11,493
3/31/2017	$11,201	$10,414	$11,467
4/30/2017	$11,326	$10,500	$11,599
5/31/2017	$11,453	$10,581	$11,700
6/30/2017	$11,483	$10,572	$11,716
7/31/2017	$11,609	$10,625	$11,846
8/31/2017	$11,594	$10,717	$11,841
10/31/2017	$11,715	$10,692	$11,998
11/30/2017	$11,673	$10,676	$11,968
12/31/2017	$11,699	$10,723	$12,004
1/31/2018	$11,765	$10,620	$12,076
2/28/2018	$11,683	$10,519	$11,973
3/31/2018	$11,613	$10,572	$11,901
4/30/2018	$11,684	$10,501	$11,978
5/31/2018	$11,676	$10,559	$11,975
6/30/2018	$11,720	$10,543	$12,023
7/31/2018	$11,840	$10,565	$12,154
8/31/2018	$11,898	$10,618	$12,244
9/30/2018	$11,955	$10,572	$12,312
10/31/2018	$11,750	$10,484	$12,115
11/30/2018	$11,657	$10,531	$12,011
12/31/2018	$11,428	$10,695	$11,754
1/31/2019	$11,952	$10,843	$12,285
2/28/2019	$12,121	$10,855	$12,489
3/31/2019	$12,235	$11,051	$12,607
4/30/2019	$12,344	$11,066	$12,786
5/31/2019	$12,185	$11,236	$12,634
6/30/2019	$12,485	$11,395	$12,922
7/31/2019	$12,556	$11,429	$12,995
8/31/2019	$12,616	$11,687	$13,047
9/30/2019	$12,661	$11,637	$13,094
10/31/2019	$12,709	$11,674	$13,130
11/30/2019	$12,796	$11,672	$13,173
12/31/2019	$13,023	$11,689	$13,437
1/31/2020	$13,023	$11,899	$13,440
2/29/2020	$12,755	$12,077	$13,251
3/31/2020	$11,067	$11,841	$11,732
4/30/2020	$11,453	$12,078	$12,263
5/31/2020	$11,969	$12,191	$12,799
6/30/2020	$12,081	$12,293	$12,921
7/31/2020	$12,629	$12,509	$13,523
8/31/2020	$12,786	$12,437	$13,653
9/30/2020	$12,679	$12,414	$13,513
10/31/2020	$12,731	$12,370	$13,580
11/30/2020	$13,287	$12,531	$14,117
12/31/2020	$13,563	$12,575	$14,383
1/31/2021	$13,616	$12,496	$14,431
2/28/2021	$13,700	$12,334	$14,484
3/31/2021	$13,745	$12,191	$14,507
4/30/2021	$13,900	$12,293	$14,664
5/31/2021	$13,971	$12,340	$14,707
6/30/2021	$14,146	$12,430	$14,903
7/31/2021	$14,171	$12,555	$14,959
8/31/2021	$14,256	$12,547	$15,037
9/30/2021	$14,263	$12,440	$15,036
10/31/2021	$14,242	$12,429	$15,009
11/30/2021	$14,141	$12,444	$14,861
12/31/2021	$14,384	$12,436	$15,140
1/31/2022	$14,036	$12,163	$14,727
2/28/2022	$13,887	$11,998	$14,576
3/31/2022	$13,768	$11,676	$14,410
4/30/2022	$13,258	$11,240	$13,899
5/31/2022	$13,300	$11,302	$13,931
6/30/2022	$12,392	$11,076	$12,992
7/31/2022	$13,137	$11,355	$13,759
8/31/2022	$12,811	$11,060	$13,442
9/30/2022	$12,263	$10,583	$12,909
10/31/2022	$12,615	$10,467	$13,244
11/30/2022	$12,857	$10,857	$13,531
12/31/2022	$12,739	$10,820	$13,447
1/31/2023	$13,228	$11,156	$13,959
2/28/2023	$13,024	$10,882	$13,781
3/31/2023	$13,071	$11,137	$13,927
4/30/2023	$13,200	$11,205	$14,067
5/31/2023	$13,077	$11,089	$13,938
6/30/2023	$13,257	$11,072	$14,171
7/31/2023	$13,438	$11,083	$14,367
8/31/2023	$13,440	$11,016	$14,409
9/30/2023	$13,289	$10,753	$14,236
10/31/2023	$13,101	$10,592	$14,069
11/30/2023	$13,631	$11,068	$14,707
12/31/2023	$14,113	$11,488	$15,255
1/31/2024	$14,115	$11,461	$15,254
2/29/2024	$14,153	$11,323	$15,299
3/31/2024	$14,281	$11,435	$15,480
4/30/2024	$14,127	$11,167	$15,334
5/31/2024	$14,276	$11,352	$15,503
6/30/2024	$14,408	$11,456	$15,649
7/31/2024	$14,687	$11,716	$15,954
8/31/2024	$14,913	$11,889	$16,214
9/30/2024	$15,161	$12,052	$16,476
10/31/2024	$15,081	$11,778	$16,387
11/30/2024	$15,275	$11,902	$16,576
12/31/2024	$15,198	$11,722	$16,505
1/31/2025	$15,398	$11,793	$16,730
2/28/2025	$15,488	$12,037	$16,843
3/31/2025	$15,240	$12,034	$16,671
4/30/2025	$15,219	$12,077	$16,667
5/31/2025	$15,521	$12,015	$16,947
6/30/2025	$15,822	$12,203	$17,259
7/31/2025	$15,952	$12,185	$17,337
8/31/2025	$16,103	$12,331	$17,553
9/30/2025	$16,215	$12,462	$17,696
10/31/2025	$16,268	$12,544	$17,724

Average Annual Total Returns

I3BD4	1 Year	5 Years	10 Years
Class I2	7.87%	5.03%	4.99%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.16%	5.47%	5.89%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$839,175,423
Number of Portfolio Holdings	240
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,620,552
Average MaturityFootnote Reference§	4.90 years
DurationFootnote Reference†	2.88 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	5.9%
BB	41.8
B	39.8
CCC	8.5
Below CCC	0.2
NR (Not Rated)	0.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	88.6%
Loan Assignments	8.1
Other Investment Company	6.2
Repurchase Agreements	2.5
Common Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	1.5%
ILFC E-Capital Trust I, 3-Month Term SOFR + 0.00%, 6.27%, 12/21/2065	1.4
UKG, Inc., Term Loan B, 3-Month Term SOFR + 2.50%, 6.34%, 02/10/2031	1.2
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.1
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032	1.1
Magnera Corp., 7.25%, 11/15/2031	1.0
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/2045	1.0
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/2030	0.9
Cascades, Inc./Cascades USA, Inc., 6.75%, 07/15/2030	0.9
ION Platform Finance U.S., Inc./ION Platform Finance SARL, 9.50%, 05/30/2029	0.9

Transamerica High Yield Bond

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Bond

Class I2

Annual Shareholder Report

Transamerica High Yield Bond

Class I3

TAHTX

October 31, 2025

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$63	0.61%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I3 shares at NAV returned 7.75%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.16% over the same period.

  Favorable security selection overall added value during the fiscal year ended October 31, 2025. This included strong selection within BB-rated bonds, as well as positive contribution from a subset of off-benchmark exposure in investment grade corporate bonds. In addition, the selection in lower-quality credit added value as the Fund’s exposure in CCC-rated bonds and below was a significant positive contributor to relative performance. Conversely, selection within B-rated bonds detracted from relative performance.

  From a sector perspective, the largest positive sub-sector contributors included consumer cyclicals, banking and energy, primarily due to strong selection. The poorest performing sub-sectors included communications, basic industry and electric utilities.

  During the fiscal year, the Fund’s positioning was modestly cautious given the ongoing macroeconomic uncertainty and tight valuations. Overall, this positioning detracted from benchmark relative returns.

  The sub-adviser favored higher-quality bonds and was more cautious on lower-quality, highly levered companies which could be prone to downside risk. The Fund held exposure to select CCC-rated bonds and below that the sub-adviser believed offered enhanced yield and upside potential. In addition, the sub-adviser remained focused on investing in bonds that could help the Fund deliver a high distribution yield.

  Sector positioning during the fiscal year was largely a byproduct of bottom-up company views. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Examples of underweights included communications and technology sectors as well as certain consumer cyclicals, such as retailers. Underweights were largely due to relatively unattractive valuations and/or issuer-specific fundamental concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Bond

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
3/24/2017	$10,000	$10,000	$10,000
4/30/2017	$10,086	$10,022	$10,104
5/31/2017	$10,199	$10,106	$10,220
6/30/2017	$10,313	$10,183	$10,309
7/31/2017	$10,340	$10,175	$10,323
8/31/2017	$10,454	$10,226	$10,437
9/30/2017	$10,441	$10,314	$10,433
10/31/2017	$10,551	$10,290	$10,571
11/30/2017	$10,514	$10,274	$10,544
12/31/2017	$10,536	$10,320	$10,576
1/31/2018	$10,608	$10,220	$10,640
2/28/2018	$10,522	$10,123	$10,549
3/31/2018	$10,460	$10,174	$10,486
4/30/2018	$10,524	$10,106	$10,554
5/31/2018	$10,518	$10,162	$10,551
6/30/2018	$10,557	$10,147	$10,593
7/31/2018	$10,666	$10,168	$10,709
8/31/2018	$10,719	$10,218	$10,788
9/30/2018	$10,770	$10,174	$10,848
10/31/2018	$10,586	$10,089	$10,675
11/30/2018	$10,500	$10,135	$10,583
12/31/2018	$10,281	$10,293	$10,356
1/31/2019	$10,764	$10,435	$10,824
2/28/2019	$10,917	$10,447	$11,004
3/31/2019	$11,007	$10,635	$11,107
4/30/2019	$11,118	$10,650	$11,265
5/31/2019	$10,974	$10,813	$11,132
6/30/2019	$11,233	$10,966	$11,385
7/31/2019	$11,296	$10,999	$11,449
8/31/2019	$11,350	$11,248	$11,495
9/30/2019	$11,404	$11,199	$11,537
10/31/2019	$11,434	$11,235	$11,569
11/30/2019	$11,524	$11,233	$11,607
12/31/2019	$11,729	$11,250	$11,839
1/31/2020	$11,716	$11,451	$11,842
2/29/2020	$11,475	$11,623	$11,675
3/31/2020	$9,954	$11,396	$10,337
4/30/2020	$10,315	$11,624	$10,805
5/31/2020	$10,780	$11,733	$11,277
6/30/2020	$10,881	$11,831	$11,385
7/31/2020	$11,375	$12,038	$11,915
8/31/2020	$11,515	$11,969	$12,030
9/30/2020	$11,419	$11,947	$11,906
10/31/2020	$11,466	$11,905	$11,965
11/30/2020	$11,953	$12,060	$12,439
12/31/2020	$12,202	$12,102	$12,673
1/31/2021	$12,264	$12,026	$12,715
2/28/2021	$12,338	$11,871	$12,762
3/31/2021	$12,379	$11,732	$12,782
4/30/2021	$12,519	$11,831	$12,920
5/31/2021	$12,569	$11,876	$12,958
6/30/2021	$12,727	$11,963	$13,131
7/31/2021	$12,763	$12,083	$13,181
8/31/2021	$12,826	$12,075	$13,249
9/30/2021	$12,846	$11,972	$13,248
10/31/2021	$12,827	$11,962	$13,224
11/30/2021	$12,722	$11,976	$13,094
12/31/2021	$12,955	$11,968	$13,340
1/31/2022	$12,641	$11,706	$12,976
2/28/2022	$12,507	$11,546	$12,843
3/31/2022	$12,400	$11,237	$12,697
4/30/2022	$11,941	$10,817	$12,246
5/31/2022	$11,965	$10,877	$12,275
6/30/2022	$11,161	$10,660	$11,447
7/31/2022	$11,833	$10,928	$12,123
8/31/2022	$11,539	$10,644	$11,844
9/30/2022	$11,045	$10,185	$11,374
10/31/2022	$11,362	$10,073	$11,670
11/30/2022	$11,580	$10,449	$11,922
12/31/2022	$11,474	$10,413	$11,848
1/31/2023	$11,914	$10,736	$12,299
2/28/2023	$11,731	$10,473	$12,142
3/31/2023	$11,773	$10,718	$12,271
4/30/2023	$11,889	$10,784	$12,394
5/31/2023	$11,763	$10,672	$12,280
6/30/2023	$11,925	$10,655	$12,486
7/31/2023	$12,104	$10,666	$12,659
8/31/2023	$12,090	$10,602	$12,695
9/30/2023	$11,954	$10,349	$12,544
10/31/2023	$11,800	$10,193	$12,396
11/30/2023	$12,278	$10,652	$12,958
12/31/2023	$12,712	$11,056	$13,441
1/31/2024	$12,713	$11,030	$13,440
2/29/2024	$12,747	$10,897	$13,480
3/31/2024	$12,863	$11,004	$13,639
4/30/2024	$12,708	$10,747	$13,511
5/31/2024	$12,858	$10,925	$13,659
6/30/2024	$12,977	$11,025	$13,788
7/31/2024	$13,228	$11,276	$14,056
8/31/2024	$13,432	$11,442	$14,286
9/30/2024	$13,639	$11,599	$14,517
10/31/2024	$13,583	$11,335	$14,438
11/30/2024	$13,758	$11,455	$14,605
12/31/2024	$13,688	$11,282	$14,542
1/31/2025	$13,868	$11,350	$14,741
2/28/2025	$13,933	$11,584	$14,840
3/31/2025	$13,726	$11,581	$14,688
4/30/2025	$13,690	$11,622	$14,685
5/31/2025	$13,962	$11,563	$14,932
6/30/2025	$14,233	$11,744	$15,207
7/31/2025	$14,368	$11,727	$15,275
8/31/2025	$14,504	$11,868	$15,466
9/30/2025	$14,588	$11,993	$15,592
10/31/2025	$14,635	$12,073	$15,617

Average Annual Total Returns

I3BDD	1 Year	5 Years	Since Inception 3/24/17
Class I3	7.75%	5.00%	4.52%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.21%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.16%	5.47%	5.31%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$839,175,423
Number of Portfolio Holdings	240
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,620,552
Average MaturityFootnote Reference§	4.90 years
DurationFootnote Reference†	2.88 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class I3

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	5.9%
BB	41.8
B	39.8
CCC	8.5
Below CCC	0.2
NR (Not Rated)	0.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	88.6%
Loan Assignments	8.1
Other Investment Company	6.2
Repurchase Agreements	2.5
Common Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	1.5%
ILFC E-Capital Trust I, 3-Month Term SOFR + 0.00%, 6.27%, 12/21/2065	1.4
UKG, Inc., Term Loan B, 3-Month Term SOFR + 2.50%, 6.34%, 02/10/2031	1.2
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.1
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032	1.1
Magnera Corp., 7.25%, 11/15/2031	1.0
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/2045	1.0
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/2030	0.9
Cascades, Inc./Cascades USA, Inc., 6.75%, 07/15/2030	0.9
ION Platform Finance U.S., Inc./ION Platform Finance SARL, 9.50%, 05/30/2029	0.9

Transamerica High Yield Bond

Class I3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Bond

Class I3

Annual Shareholder Report

Transamerica High Yield Bond

Class R

TAHRX

October 31, 2025

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$114	1.10%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R shares at NAV returned 7.35%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.16% over the same period.

  Favorable security selection overall added value during the fiscal year ended October 31, 2025. This included strong selection within BB-rated bonds, as well as positive contribution from a subset of off-benchmark exposure in investment grade corporate bonds. In addition, the selection in lower-quality credit added value as the Fund’s exposure in CCC-rated bonds and below was a significant positive contributor to relative performance. Conversely, selection within B-rated bonds detracted from relative performance.

  From a sector perspective, the largest positive sub-sector contributors included consumer cyclicals, banking and energy, primarily due to strong selection. The poorest performing sub-sectors included communications, basic industry and electric utilities.

  During the fiscal year, the Fund’s positioning was modestly cautious given the ongoing macroeconomic uncertainty and tight valuations. Overall, this positioning detracted from benchmark relative returns.

  The sub-adviser favored higher-quality bonds and was more cautious on lower-quality, highly levered companies which could be prone to downside risk. The Fund held exposure to select CCC-rated bonds and below that the sub-adviser believed offered enhanced yield and upside potential. In addition, the sub-adviser remained focused on investing in bonds that could help the Fund deliver a high distribution yield.

  Sector positioning during the fiscal year was largely a byproduct of bottom-up company views. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Examples of underweights included communications and technology sectors as well as certain consumer cyclicals, such as retailers. Underweights were largely due to relatively unattractive valuations and/or issuer-specific fundamental concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Bond

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
3/24/2017	$10,000	$10,000	$10,000
4/30/2017	$10,085	$10,022	$10,104
5/31/2017	$10,194	$10,106	$10,220
6/30/2017	$10,303	$10,183	$10,309
7/31/2017	$10,326	$10,175	$10,323
8/31/2017	$10,435	$10,226	$10,437
9/30/2017	$10,418	$10,314	$10,433
10/31/2017	$10,519	$10,290	$10,571
11/30/2017	$10,477	$10,274	$10,544
12/31/2017	$10,496	$10,320	$10,576
1/31/2018	$10,551	$10,220	$10,640
2/28/2018	$10,473	$10,123	$10,549
3/31/2018	$10,407	$10,174	$10,486
4/30/2018	$10,466	$10,106	$10,554
5/31/2018	$10,456	$10,162	$10,551
6/30/2018	$10,479	$10,147	$10,593
7/31/2018	$10,595	$10,168	$10,709
8/31/2018	$10,642	$10,218	$10,788
9/30/2018	$10,689	$10,174	$10,848
10/31/2018	$10,501	$10,089	$10,675
11/30/2018	$10,412	$10,135	$10,583
12/31/2018	$10,191	$10,293	$10,356
1/31/2019	$10,666	$10,435	$10,824
2/28/2019	$10,813	$10,447	$11,004
3/31/2019	$10,898	$10,635	$11,107
4/30/2019	$11,004	$10,650	$11,265
5/31/2019	$10,857	$10,813	$11,132
6/30/2019	$11,109	$10,966	$11,385
7/31/2019	$11,167	$10,999	$11,449
8/31/2019	$11,215	$11,248	$11,495
9/30/2019	$11,264	$11,199	$11,537
10/31/2019	$11,290	$11,235	$11,569
11/30/2019	$11,374	$11,233	$11,607
12/31/2019	$11,571	$11,250	$11,839
1/31/2020	$11,554	$11,451	$11,842
2/29/2020	$11,312	$11,623	$11,675
3/31/2020	$9,808	$11,396	$10,337
4/30/2020	$10,159	$11,624	$10,805
5/31/2020	$10,613	$11,733	$11,277
6/30/2020	$10,708	$11,831	$11,385
7/31/2020	$11,189	$12,038	$11,915
8/31/2020	$11,323	$11,969	$12,030
9/30/2020	$11,223	$11,947	$11,906
10/31/2020	$11,264	$11,905	$11,965
11/30/2020	$11,737	$12,060	$12,439
12/31/2020	$11,975	$12,102	$12,673
1/31/2021	$12,031	$12,026	$12,715
2/28/2021	$12,099	$11,871	$12,762
3/31/2021	$12,134	$11,732	$12,782
4/30/2021	$12,266	$11,831	$12,920
5/31/2021	$12,310	$11,876	$12,958
6/30/2021	$12,460	$11,963	$13,131
7/31/2021	$12,489	$12,083	$13,181
8/31/2021	$12,545	$12,075	$13,249
9/30/2021	$12,560	$11,972	$13,248
10/31/2021	$12,535	$11,962	$13,224
11/30/2021	$12,428	$11,976	$13,094
12/31/2021	$12,649	$11,968	$13,340
1/31/2022	$12,338	$11,706	$12,976
2/28/2022	$12,202	$11,546	$12,843
3/31/2022	$12,092	$11,237	$12,697
4/30/2022	$11,640	$10,817	$12,246
5/31/2022	$11,659	$10,877	$12,275
6/30/2022	$10,871	$10,660	$11,447
7/31/2022	$11,521	$10,928	$12,123
8/31/2022	$11,230	$10,644	$11,844
9/30/2022	$10,745	$10,185	$11,374
10/31/2022	$11,048	$10,073	$11,670
11/30/2022	$11,255	$10,449	$11,922
12/31/2022	$11,148	$10,413	$11,848
1/31/2023	$11,571	$10,736	$12,299
2/28/2023	$11,388	$10,473	$12,142
3/31/2023	$11,425	$10,718	$12,271
4/30/2023	$11,532	$10,784	$12,394
5/31/2023	$11,406	$10,672	$12,280
6/30/2023	$11,572	$10,655	$12,486
7/31/2023	$11,726	$10,666	$12,659
8/31/2023	$11,722	$10,602	$12,695
9/30/2023	$11,571	$10,349	$12,544
10/31/2023	$11,416	$10,193	$12,396
11/30/2023	$11,874	$10,652	$12,958
12/31/2023	$12,288	$11,056	$13,441
1/31/2024	$12,285	$11,030	$13,440
2/29/2024	$12,313	$10,897	$13,480
3/31/2024	$12,419	$11,004	$13,639
4/30/2024	$12,265	$10,747	$13,511
5/31/2024	$12,405	$10,925	$13,659
6/30/2024	$12,514	$11,025	$13,788
7/31/2024	$12,751	$11,276	$14,056
8/31/2024	$12,943	$11,442	$14,286
9/30/2024	$13,137	$11,599	$14,517
10/31/2024	$13,078	$11,335	$14,438
11/30/2024	$13,241	$11,455	$14,605
12/31/2024	$13,168	$11,282	$14,542
1/31/2025	$13,336	$11,350	$14,741
2/28/2025	$13,409	$11,584	$14,840
3/31/2025	$13,188	$11,581	$14,688
4/30/2025	$13,165	$11,622	$14,685
5/31/2025	$13,421	$11,563	$14,932
6/30/2025	$13,675	$11,744	$15,207
7/31/2025	$13,782	$11,727	$15,275
8/31/2025	$13,907	$11,868	$15,466
9/30/2025	$13,999	$11,993	$15,592
10/31/2025	$14,038	$12,073	$15,617

Average Annual Total Returns

I3BD5	1 Year	5 Years	Since Inception 3/24/17
Class R	7.35%	4.50%	4.02%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.21%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.16%	5.47%	5.31%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$839,175,423
Number of Portfolio Holdings	240
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,620,552
Average MaturityFootnote Reference§	4.90 years
DurationFootnote Reference†	2.88 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	5.9%
BB	41.8
B	39.8
CCC	8.5
Below CCC	0.2
NR (Not Rated)	0.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	88.6%
Loan Assignments	8.1
Other Investment Company	6.2
Repurchase Agreements	2.5
Common Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	1.5%
ILFC E-Capital Trust I, 3-Month Term SOFR + 0.00%, 6.27%, 12/21/2065	1.4
UKG, Inc., Term Loan B, 3-Month Term SOFR + 2.50%, 6.34%, 02/10/2031	1.2
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.1
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032	1.1
Magnera Corp., 7.25%, 11/15/2031	1.0
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/2045	1.0
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/2030	0.9
Cascades, Inc./Cascades USA, Inc., 6.75%, 07/15/2030	0.9
ION Platform Finance U.S., Inc./ION Platform Finance SARL, 9.50%, 05/30/2029	0.9

Transamerica High Yield Bond

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Bond

Class R

Annual Shareholder Report

Transamerica High Yield Bond

Class R4

TAHFX

October 31, 2025

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$88	0.85%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R4 shares at NAV returned 7.49%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.16% over the same period.

  Favorable security selection overall added value during the fiscal year ended October 31, 2025. This included strong selection within BB-rated bonds, as well as positive contribution from a subset of off-benchmark exposure in investment grade corporate bonds. In addition, the selection in lower-quality credit added value as the Fund’s exposure in CCC-rated bonds and below was a significant positive contributor to relative performance. Conversely, selection within B-rated bonds detracted from relative performance.

  From a sector perspective, the largest positive sub-sector contributors included consumer cyclicals, banking and energy, primarily due to strong selection. The poorest performing sub-sectors included communications, basic industry and electric utilities.

  During the fiscal year, the Fund’s positioning was modestly cautious given the ongoing macroeconomic uncertainty and tight valuations. Overall, this positioning detracted from benchmark relative returns.

  The sub-adviser favored higher-quality bonds and was more cautious on lower-quality, highly levered companies which could be prone to downside risk. The Fund held exposure to select CCC-rated bonds and below that the sub-adviser believed offered enhanced yield and upside potential. In addition, the sub-adviser remained focused on investing in bonds that could help the Fund deliver a high distribution yield.

  Sector positioning during the fiscal year was largely a byproduct of bottom-up company views. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Examples of underweights included communications and technology sectors as well as certain consumer cyclicals, such as retailers. Underweights were largely due to relatively unattractive valuations and/or issuer-specific fundamental concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Bond

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
3/24/2017	$10,000	$10,000	$10,000
4/30/2017	$10,085	$10,022	$10,104
5/31/2017	$10,196	$10,106	$10,220
6/30/2017	$10,309	$10,183	$10,309
7/31/2017	$10,334	$10,175	$10,323
8/31/2017	$10,445	$10,226	$10,437
9/30/2017	$10,430	$10,314	$10,433
10/31/2017	$10,535	$10,290	$10,571
11/30/2017	$10,496	$10,274	$10,544
12/31/2017	$10,516	$10,320	$10,576
1/31/2018	$10,574	$10,220	$10,640
2/28/2018	$10,498	$10,123	$10,549
3/31/2018	$10,434	$10,174	$10,486
4/30/2018	$10,496	$10,106	$10,554
5/31/2018	$10,487	$10,162	$10,551
6/30/2018	$10,524	$10,147	$10,593
7/31/2018	$10,631	$10,168	$10,709
8/31/2018	$10,681	$10,218	$10,788
9/30/2018	$10,730	$10,174	$10,848
10/31/2018	$10,544	$10,089	$10,675
11/30/2018	$10,456	$10,135	$10,583
12/31/2018	$10,236	$10,293	$10,356
1/31/2019	$10,716	$10,435	$10,824
2/28/2019	$10,866	$10,447	$11,004
3/31/2019	$10,954	$10,635	$11,107
4/30/2019	$11,062	$10,650	$11,265
5/31/2019	$10,917	$10,813	$11,132
6/30/2019	$11,172	$10,966	$11,385
7/31/2019	$11,233	$10,999	$11,449
8/31/2019	$11,284	$11,248	$11,495
9/30/2019	$11,335	$11,199	$11,537
10/31/2019	$11,364	$11,235	$11,569
11/30/2019	$11,451	$11,233	$11,607
12/31/2019	$11,652	$11,250	$11,839
1/31/2020	$11,637	$11,451	$11,842
2/29/2020	$11,395	$11,623	$11,675
3/31/2020	$9,883	$11,396	$10,337
4/30/2020	$10,239	$11,624	$10,805
5/31/2020	$10,698	$11,733	$11,277
6/30/2020	$10,796	$11,831	$11,385
7/31/2020	$11,284	$12,038	$11,915
8/31/2020	$11,421	$11,969	$12,030
9/30/2020	$11,323	$11,947	$11,906
10/31/2020	$11,367	$11,905	$11,965
11/30/2020	$11,847	$12,060	$12,439
12/31/2020	$12,090	$12,102	$12,673
1/31/2021	$12,149	$12,026	$12,715
2/28/2021	$12,221	$11,871	$12,762
3/31/2021	$12,228	$11,732	$12,782
4/30/2021	$12,373	$11,831	$12,920
5/31/2021	$12,420	$11,876	$12,958
6/30/2021	$12,574	$11,963	$13,131
7/31/2021	$12,607	$12,083	$13,181
8/31/2021	$12,666	$12,075	$13,249
9/30/2021	$12,681	$11,972	$13,248
10/31/2021	$12,656	$11,962	$13,224
11/30/2021	$12,562	$11,976	$13,094
12/31/2021	$12,783	$11,968	$13,340
1/31/2022	$12,466	$11,706	$12,976
2/28/2022	$12,331	$11,546	$12,843
3/31/2022	$12,221	$11,237	$12,697
4/30/2022	$11,777	$10,817	$12,246
5/31/2022	$11,795	$10,877	$12,275
6/30/2022	$11,002	$10,660	$11,447
7/31/2022	$11,660	$10,928	$12,123
8/31/2022	$11,355	$10,644	$11,844
9/30/2022	$10,866	$10,185	$11,374
10/31/2022	$11,190	$10,073	$11,670
11/30/2022	$11,388	$10,449	$11,922
12/31/2022	$11,296	$10,413	$11,848
1/31/2023	$11,726	$10,736	$12,299
2/28/2023	$11,544	$10,473	$12,142
3/31/2023	$11,568	$10,718	$12,271
4/30/2023	$11,680	$10,784	$12,394
5/31/2023	$11,569	$10,672	$12,280
6/30/2023	$11,726	$10,655	$12,486
7/31/2023	$11,898	$10,666	$12,659
8/31/2023	$11,882	$10,602	$12,695
9/30/2023	$11,746	$10,349	$12,544
10/31/2023	$11,592	$10,193	$12,396
11/30/2023	$12,059	$10,652	$12,958
12/31/2023	$12,482	$11,056	$13,441
1/31/2024	$12,481	$11,030	$13,440
2/29/2024	$12,512	$10,897	$13,480
3/31/2024	$12,607	$11,004	$13,639
4/30/2024	$12,469	$10,747	$13,511
5/31/2024	$12,613	$10,925	$13,659
6/30/2024	$12,712	$11,025	$13,788
7/31/2024	$12,971	$11,276	$14,056
8/31/2024	$13,169	$11,442	$14,286
9/30/2024	$13,368	$11,599	$14,517
10/31/2024	$13,311	$11,335	$14,438
11/30/2024	$13,480	$11,455	$14,605
12/31/2024	$13,409	$11,282	$14,542
1/31/2025	$13,582	$11,350	$14,741
2/28/2025	$13,642	$11,584	$14,840
3/31/2025	$13,438	$11,581	$14,688
4/30/2025	$13,400	$11,622	$14,685
5/31/2025	$13,663	$11,563	$14,932
6/30/2025	$13,926	$11,744	$15,207
7/31/2025	$14,054	$11,727	$15,275
8/31/2025	$14,167	$11,868	$15,466
9/30/2025	$14,264	$11,993	$15,592
10/31/2025	$14,307	$12,073	$15,617

Average Annual Total Returns

I3BDE	1 Year	5 Years	Since Inception 3/24/17
Class R4	7.49%	4.71%	4.25%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.21%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.16%	5.47%	5.31%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$839,175,423
Number of Portfolio Holdings	240
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,620,552
Average MaturityFootnote Reference§	4.90 years
DurationFootnote Reference†	2.88 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class R4

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	5.9%
BB	41.8
B	39.8
CCC	8.5
Below CCC	0.2
NR (Not Rated)	0.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	88.6%
Loan Assignments	8.1
Other Investment Company	6.2
Repurchase Agreements	2.5
Common Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	1.5%
ILFC E-Capital Trust I, 3-Month Term SOFR + 0.00%, 6.27%, 12/21/2065	1.4
UKG, Inc., Term Loan B, 3-Month Term SOFR + 2.50%, 6.34%, 02/10/2031	1.2
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.1
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032	1.1
Magnera Corp., 7.25%, 11/15/2031	1.0
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/2045	1.0
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/2030	0.9
Cascades, Inc./Cascades USA, Inc., 6.75%, 07/15/2030	0.9
ION Platform Finance U.S., Inc./ION Platform Finance SARL, 9.50%, 05/30/2029	0.9

Transamerica High Yield Bond

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Bond

Class R4

Annual Shareholder Report

Transamerica High Yield Bond

Class R6

TAHBX

October 31, 2025

Fund Overview

Transamerica High Yield Bond (the "Fund") seeks a high level of current income by investing in high-yield debt securities. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$63	0.61%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 7.88%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 8.16% over the same period.

  Favorable security selection overall added value during the fiscal year ended October 31, 2025. This included strong selection within BB-rated bonds, as well as positive contribution from a subset of off-benchmark exposure in investment grade corporate bonds. In addition, the selection in lower-quality credit added value as the Fund’s exposure in CCC-rated bonds and below was a significant positive contributor to relative performance. Conversely, selection within B-rated bonds detracted from relative performance.

  From a sector perspective, the largest positive sub-sector contributors included consumer cyclicals, banking and energy, primarily due to strong selection. The poorest performing sub-sectors included communications, basic industry and electric utilities.

  During the fiscal year, the Fund’s positioning was modestly cautious given the ongoing macroeconomic uncertainty and tight valuations. Overall, this positioning detracted from benchmark relative returns.

  The sub-adviser favored higher-quality bonds and was more cautious on lower-quality, highly levered companies which could be prone to downside risk. The Fund held exposure to select CCC-rated bonds and below that the sub-adviser believed offered enhanced yield and upside potential. In addition, the sub-adviser remained focused on investing in bonds that could help the Fund deliver a high distribution yield.

  Sector positioning during the fiscal year was largely a byproduct of bottom-up company views. Overweights included a number of sub-sectors within capital goods and basic industry, as well as certain consumer and financial sub-sectors. Examples of underweights included communications and technology sectors as well as certain consumer cyclicals, such as retailers. Underweights were largely due to relatively unattractive valuations and/or issuer-specific fundamental concerns.

  The views expressed reflect the opinions of Aegon USA Investment Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Bond

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg US Universal Bond Index	Bloomberg US Corporate High Yield 2% Issuer Capped Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,778	$9,964	$9,779
12/31/2015	$9,513	$9,914	$9,533
1/31/2016	$9,380	$10,023	$9,380
2/29/2016	$9,383	$10,094	$9,433
3/31/2016	$9,747	$10,218	$9,853
4/30/2016	$10,030	$10,288	$10,238
5/31/2016	$10,076	$10,296	$10,302
6/30/2016	$10,149	$10,477	$10,396
7/31/2016	$10,420	$10,563	$10,678
8/31/2016	$10,668	$10,575	$10,901
9/30/2016	$10,727	$10,577	$10,974
10/31/2016	$10,743	$10,507	$11,016
11/30/2016	$10,689	$10,271	$10,964
12/31/2016	$10,913	$10,301	$11,166
1/31/2017	$11,058	$10,338	$11,328
2/28/2017	$11,243	$10,418	$11,493
3/31/2017	$11,201	$10,414	$11,467
4/30/2017	$11,338	$10,500	$11,599
5/31/2017	$11,453	$10,581	$11,700
6/30/2017	$11,483	$10,572	$11,716
7/31/2017	$11,610	$10,625	$11,846
8/31/2017	$11,595	$10,717	$11,841
10/31/2017	$11,716	$10,692	$11,998
11/30/2017	$11,674	$10,676	$11,968
12/31/2017	$11,700	$10,723	$12,004
1/31/2018	$11,779	$10,620	$12,076
2/28/2018	$11,684	$10,519	$11,973
3/31/2018	$11,614	$10,572	$11,901
4/30/2018	$11,685	$10,501	$11,978
5/31/2018	$11,677	$10,559	$11,975
6/30/2018	$11,708	$10,543	$12,023
7/31/2018	$11,841	$10,565	$12,154
8/31/2018	$11,899	$10,618	$12,244
9/30/2018	$11,955	$10,572	$12,312
10/31/2018	$11,750	$10,484	$12,115
11/30/2018	$11,657	$10,531	$12,011
12/31/2018	$11,415	$10,695	$11,754
1/31/2019	$11,952	$10,843	$12,285
2/28/2019	$12,121	$10,855	$12,489
3/31/2019	$12,221	$11,051	$12,607
4/30/2019	$12,344	$11,066	$12,786
5/31/2019	$12,185	$11,236	$12,634
6/30/2019	$12,472	$11,395	$12,922
7/31/2019	$12,543	$11,429	$12,995
8/31/2019	$12,602	$11,687	$13,047
9/30/2019	$12,662	$11,637	$13,094
10/31/2019	$12,696	$11,674	$13,130
11/30/2019	$12,796	$11,672	$13,173
12/31/2019	$13,023	$11,689	$13,437
1/31/2020	$13,009	$11,899	$13,440
2/29/2020	$12,741	$12,077	$13,251
3/31/2020	$11,053	$11,841	$11,732
4/30/2020	$11,453	$12,078	$12,263
5/31/2020	$11,969	$12,191	$12,799
6/30/2020	$12,081	$12,293	$12,921
7/31/2020	$12,629	$12,509	$13,523
8/31/2020	$12,786	$12,437	$13,653
9/30/2020	$12,679	$12,414	$13,513
10/31/2020	$12,731	$12,370	$13,580
11/30/2020	$13,272	$12,531	$14,117
12/31/2020	$13,548	$12,575	$14,383
1/31/2021	$13,616	$12,496	$14,431
2/28/2021	$13,700	$12,334	$14,484
3/31/2021	$13,745	$12,191	$14,507
4/30/2021	$13,900	$12,293	$14,664
5/31/2021	$13,956	$12,340	$14,707
6/30/2021	$14,147	$12,430	$14,903
7/31/2021	$14,171	$12,555	$14,959
8/31/2021	$14,256	$12,547	$15,037
9/30/2021	$14,263	$12,440	$15,036
10/31/2021	$14,242	$12,429	$15,009
11/30/2021	$14,126	$12,444	$14,861
12/31/2021	$14,384	$12,436	$15,140
1/31/2022	$14,036	$12,163	$14,727
2/28/2022	$13,887	$11,998	$14,576
3/31/2022	$13,768	$11,676	$14,410
4/30/2022	$13,258	$11,240	$13,899
5/31/2022	$13,285	$11,302	$13,931
6/30/2022	$12,393	$11,076	$12,992
7/31/2022	$13,138	$11,355	$13,759
8/31/2022	$12,813	$11,060	$13,442
9/30/2022	$12,264	$10,583	$12,909
10/31/2022	$12,616	$10,467	$13,244
11/30/2022	$12,858	$10,857	$13,531
12/31/2022	$12,740	$10,820	$13,447
1/31/2023	$13,229	$11,156	$13,959
2/28/2023	$13,025	$10,882	$13,781
3/31/2023	$13,073	$11,137	$13,927
4/30/2023	$13,201	$11,205	$14,067
5/31/2023	$13,062	$11,089	$13,938
6/30/2023	$13,241	$11,072	$14,171
7/31/2023	$13,440	$11,083	$14,367
8/31/2023	$13,424	$11,016	$14,409
9/30/2023	$13,274	$10,753	$14,236
10/31/2023	$13,102	$10,592	$14,069
11/30/2023	$13,633	$11,068	$14,707
12/31/2023	$14,114	$11,488	$15,255
1/31/2024	$14,116	$11,461	$15,254
2/29/2024	$14,154	$11,323	$15,299
3/31/2024	$14,282	$11,435	$15,480
4/30/2024	$14,111	$11,167	$15,334
5/31/2024	$14,277	$11,352	$15,503
6/30/2024	$14,409	$11,456	$15,649
7/31/2024	$14,688	$11,716	$15,954
8/31/2024	$14,915	$11,889	$16,214
9/30/2024	$15,144	$12,052	$16,476
10/31/2024	$15,082	$11,778	$16,387
11/30/2024	$15,276	$11,902	$16,576
12/31/2024	$15,199	$11,722	$16,505
1/31/2025	$15,399	$11,793	$16,730
2/28/2025	$15,471	$12,037	$16,843
3/31/2025	$15,241	$12,034	$16,671
4/30/2025	$15,220	$12,077	$16,667
5/31/2025	$15,503	$12,015	$16,947
6/30/2025	$15,804	$12,203	$17,259
7/31/2025	$15,953	$12,185	$17,337
8/31/2025	$16,104	$12,331	$17,553
9/30/2025	$16,198	$12,462	$17,696
10/31/2025	$16,250	$12,544	$17,724

Average Annual Total Returns

I3BDB	1 Year	5 Years	10 Years
Class R6	7.88%	5.03%	4.99%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
Bloomberg US Corporate High Yield 2% Issuer Capped IndexFootnote Reference(b)	8.16%	5.47%	5.89%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$839,175,423
Number of Portfolio Holdings	240
Portfolio Turnover Rate	42%
Total Advisory Fees Paid (net of waivers and reimbursements)	$6,620,552
Average MaturityFootnote Reference§	4.90 years
DurationFootnote Reference†	2.88 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Bond

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

BBB	5.9%
BB	41.8
B	39.8
CCC	8.5
Below CCC	0.2
NR (Not Rated)	0.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Corporate Debt Securities	88.6%
Loan Assignments	8.1
Other Investment Company	6.2
Repurchase Agreements	2.5
Common Stocks	0.7
Net Other Assets (Liabilities)Footnote Reference^	(6.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Constellation Insurance, Inc., 6.80%, 01/24/2030	1.5%
ILFC E-Capital Trust I, 3-Month Term SOFR + 0.00%, 6.27%, 12/21/2065	1.4
UKG, Inc., Term Loan B, 3-Month Term SOFR + 2.50%, 6.34%, 02/10/2031	1.2
Vmed O2 U.K. Financing I PLC, 7.75%, 04/15/2032	1.1
CHS/Community Health Systems, Inc., 10.88%, 01/15/2032	1.1
Magnera Corp., 7.25%, 11/15/2031	1.0
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/2045	1.0
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer, 7.00%, 02/01/2030	0.9
Cascades, Inc./Cascades USA, Inc., 6.75%, 07/15/2030	0.9
ION Platform Finance U.S., Inc./ION Platform Finance SARL, 9.50%, 05/30/2029	0.9

Transamerica High Yield Bond

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Bond

Class R6

Annual Shareholder Report

Transamerica High Yield Muni

Class A

THAYX

October 31, 2025

Fund Overview

Transamerica High Yield Muni (the "Fund") seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$92	0.91%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 3.07%. For the same period, the Fund’s broad-based benchmark, the S&P Municipal Bond Index, returned 4.14%. The performance benchmark, the Bloomberg High Yield Municipal Bond Index, returned 2.77% over the same period.

  The municipal bond market enjoyed gains during the fiscal year ended October 31, 2025. The 10-year Municipal/Treasury ratio ended the fiscal year at 66% compared to 70% at the beginning of the fiscal year, reflecting richer relative valuations in municipal bonds. The municipal yield curve also steepened in the fiscal year, as short-term rates declined and long-term rates increased. High yield municipal bonds enjoyed healthy technicals in the fiscal year as spreads in high yield municipals remained tight by historical standards.

  Fund performance in the fiscal year was primarily driven by favorable sector and quality positioning.

  The sub-adviser trimmed longer maturity (20+ years) municipals during the fiscal year in an effort to decrease overall interest rate sensitivity (i.e., duration) of the Fund while also taking advantage of what the sub-adviser viewed as attractive yield in the short and intermediate portions of the yield curve. During the fiscal year, duration declined from approximately 8.4 years to approximately 6.4 years.

  Top performing maturities came in the 9+ year and 4-year maturity ranges, while single-A and AA-rated credit qualities were top contributors. Non-rated bonds detracted from returns.

  Revenue bonds contributed to active returns in the fiscal year. This was especially true in the industrial revenue and special tax receipt sub-sectors. However, revenue backed municipals issued by hospitals and housing detracted.

  The views expressed reflect the opinions of Belle Haven Investments, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Muni

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	S&P Municipal Bond Index	Bloomberg High Yield Municipal Bond Index
10/31/2015	$9,671	$10,000	$10,000
11/30/2015	$9,724	$10,043	$10,040
12/31/2015	$9,846	$10,114	$10,055
1/31/2016	$9,940	$10,221	$10,112
2/29/2016	$9,959	$10,237	$10,224
3/31/2016	$10,074	$10,280	$10,331
4/30/2016	$10,172	$10,352	$10,394
5/31/2016	$10,260	$10,384	$10,531
6/30/2016	$10,474	$10,554	$10,858
7/31/2016	$10,468	$10,555	$10,929
8/31/2016	$10,519	$10,579	$10,969
9/30/2016	$10,485	$10,540	$10,998
10/31/2016	$10,321	$10,453	$10,861
11/30/2016	$9,661	$10,091	$10,215
12/31/2016	$9,788	$10,192	$10,356
1/31/2017	$9,828	$10,245	$10,501
2/28/2017	$9,931	$10,314	$10,752
3/31/2017	$10,009	$10,336	$10,776
4/30/2017	$10,133	$10,411	$10,849
5/31/2017	$10,357	$10,548	$11,015
6/30/2017	$10,348	$10,524	$10,991
7/31/2017	$10,430	$10,594	$11,063
8/31/2017	$10,546	$10,677	$11,216
9/30/2017	$10,527	$10,628	$11,156
10/31/2017	$10,554	$10,642	$11,186
11/30/2017	$10,564	$10,596	$11,214
12/31/2017	$10,720	$10,697	$11,360
1/31/2018	$10,593	$10,595	$11,254
2/28/2018	$10,541	$10,554	$11,261
3/31/2018	$10,635	$10,598	$11,426
4/30/2018	$10,621	$10,561	$11,478
5/31/2018	$10,774	$10,681	$11,718
6/30/2018	$10,788	$10,694	$11,776
7/31/2018	$10,829	$10,721	$11,817
8/31/2018	$10,877	$10,741	$11,912
9/30/2018	$10,815	$10,679	$11,865
10/31/2018	$10,680	$10,609	$11,717
11/30/2018	$10,667	$10,719	$11,799
12/31/2018	$10,769	$10,841	$11,900
1/31/2019	$10,819	$10,921	$11,980
2/28/2019	$10,885	$10,979	$12,045
3/31/2019	$11,139	$11,141	$12,356
4/30/2019	$11,161	$11,178	$12,426
5/31/2019	$11,347	$11,328	$12,627
6/30/2019	$11,431	$11,377	$12,693
7/31/2019	$11,495	$11,465	$12,773
8/31/2019	$11,705	$11,629	$13,080
9/30/2019	$11,673	$11,554	$13,054
10/31/2019	$11,698	$11,571	$13,081
11/30/2019	$11,734	$11,591	$13,132
12/31/2019	$11,787	$11,628	$13,171
1/31/2020	$11,988	$11,818	$13,496
2/29/2020	$12,181	$11,961	$13,780
3/31/2020	$10,984	$11,561	$12,265
4/30/2020	$10,795	$11,425	$11,851
5/31/2020	$11,114	$11,767	$12,334
6/30/2020	$11,493	$11,858	$12,823
7/31/2020	$11,713	$12,025	$13,171
8/31/2020	$11,751	$11,996	$13,206
9/30/2020	$11,760	$11,998	$13,219
10/31/2020	$11,768	$11,981	$13,243
11/30/2020	$12,006	$12,133	$13,561
12/31/2020	$12,192	$12,205	$13,815
1/31/2021	$12,409	$12,273	$14,103
2/28/2021	$12,351	$12,106	$13,955
3/31/2021	$12,455	$12,173	$14,106
4/30/2021	$12,641	$12,271	$14,313
5/31/2021	$12,817	$12,320	$14,477
6/30/2021	$12,968	$12,355	$14,661
7/31/2021	$13,091	$12,442	$14,837
8/31/2021	$13,068	$12,408	$14,814
9/30/2021	$12,937	$12,324	$14,717
10/31/2021	$12,923	$12,312	$14,657
11/30/2021	$13,107	$12,403	$14,849
12/31/2021	$13,139	$12,420	$14,888
1/31/2022	$12,870	$12,124	$14,471
2/28/2022	$12,717	$12,062	$14,438
3/31/2022	$12,205	$11,733	$13,916
4/30/2022	$11,474	$11,416	$13,422
5/31/2022	$11,654	$11,584	$13,569
6/30/2022	$11,070	$11,378	$13,136
7/31/2022	$11,636	$11,673	$13,626
8/31/2022	$11,282	$11,406	$13,323
9/30/2022	$10,479	$10,992	$12,502
10/31/2022	$10,235	$10,913	$12,246
11/30/2022	$10,844	$11,418	$12,959
12/31/2022	$10,785	$11,421	$12,937
1/31/2023	$11,301	$11,743	$13,512
2/28/2023	$10,958	$11,470	$13,088
3/31/2023	$11,116	$11,708	$13,291
4/30/2023	$11,144	$11,694	$13,368
5/31/2023	$11,072	$11,606	$13,275
6/30/2023	$11,290	$11,709	$13,511
7/31/2023	$11,350	$11,739	$13,599
8/31/2023	$11,211	$11,610	$13,393
9/30/2023	$10,893	$11,299	$12,937
10/31/2023	$10,719	$11,171	$12,730
11/30/2023	$11,459	$11,830	$13,717
12/31/2023	$11,782	$12,110	$14,129
1/31/2024	$11,844	$12,091	$14,063
2/29/2024	$11,896	$12,101	$14,174
3/31/2024	$11,947	$12,099	$14,342
4/30/2024	$11,757	$11,969	$14,254
5/31/2024	$11,833	$11,940	$14,362
6/30/2024	$12,152	$12,131	$14,713
7/31/2024	$12,287	$12,235	$14,875
8/31/2024	$12,411	$12,336	$15,050
9/30/2024	$12,629	$12,459	$15,186
10/31/2024	$12,450	$12,297	$14,954
11/30/2024	$12,692	$12,483	$15,276
12/31/2024	$12,512	$12,340	$15,022
1/31/2025	$12,578	$12,385	$15,135
2/28/2025	$12,789	$12,509	$15,324
3/31/2025	$12,584	$12,311	$15,144
4/30/2025	$12,381	$12,242	$14,874
5/31/2025	$12,368	$12,232	$14,885
6/30/2025	$12,416	$12,319	$14,972
7/31/2025	$12,269	$12,288	$14,747
8/31/2025	$12,341	$12,390	$14,825
9/30/2025	$12,677	$12,670	$15,216
10/31/2025	$12,833	$12,806	$15,369

Average Annual Total Returns

I4CZ1	1 Year	5 Years	10 Years
Class A with Load	(0.31%)	1.08%	2.53%
Class A	3.07%	1.75%	2.87%
S&P Municipal Bond IndexFootnote Reference(a)	4.14%	1.34%	2.50%
Bloomberg High Yield Municipal Bond IndexFootnote Reference(b)	2.77%	3.02%	4.39%
Footnote	Description
Footnote(a)	S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$146,146,664
Number of Portfolio Holdings	303
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (net of waivers and reimbursements)	$605,121
Average MaturityFootnote Reference§	10.67 years
DurationFootnote Reference†	6.42 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Muni

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	2.7%
AAA	0.2
AA	15.6
A	8.1
BBB	17.6
BB	5.4
B	0.1
NR (Not Rated)	48.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	95.3%
Short-Term U.S. Government Obligations	2.7
Repurchase Agreements	1.6
Corporate Debt Securities	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bills, 1.94%, 11/06/2025	2.7%
Development Authority of Lagrange, Revenue Bonds, 5.00%, 10/15/2052	1.5
Public Finance Authority, Revenue Bonds, Series A, 6.75%, 12/01/2065	1.4
Illinois State Toll Highway Authority, Revenue Bonds, Series A, 5.00%, 01/01/2040	1.4
New Hampshire Business Finance Authority, Revenue Bonds, Series Zero Coupon, 12/01/2031	1.2
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	1.2
Warren County Port Authority, Revenue Bonds, Series A, 6.75%, 12/01/2056	1.2
James City County Economic Development Authority, Revenue Bonds, Series A, 6.88%, 12/01/2058	1.1
Savannah Convention Center Authority, Revenue Bonds, Series C, (AG), 5.50%, 06/01/2050	1.1
California Infrastructure & Economic Development Bank, Revenue Bonds, Series A, 9.50%, 01/01/2065	1.1

Transamerica High Yield Muni

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Muni

Class A

Annual Shareholder Report

Transamerica High Yield Muni

Class C

THCYX

October 31, 2025

Fund Overview

Transamerica High Yield Muni (the "Fund") seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$153	1.51%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 2.36%. For the same period, the Fund’s broad-based benchmark, the S&P Municipal Bond Index, returned 4.14%. The performance benchmark, the Bloomberg High Yield Municipal Bond Index, returned 2.77% over the same period.

  The municipal bond market enjoyed gains during the fiscal year ended October 31, 2025. The 10-year Municipal/Treasury ratio ended the fiscal year at 66% compared to 70% at the beginning of the fiscal year, reflecting richer relative valuations in municipal bonds. The municipal yield curve also steepened in the fiscal year, as short-term rates declined and long-term rates increased. High yield municipal bonds enjoyed healthy technicals in the fiscal year as spreads in high yield municipals remained tight by historical standards.

  Fund performance in the fiscal year was primarily driven by favorable sector and quality positioning.

  The sub-adviser trimmed longer maturity (20+ years) municipals during the fiscal year in an effort to decrease overall interest rate sensitivity (i.e., duration) of the Fund while also taking advantage of what the sub-adviser viewed as attractive yield in the short and intermediate portions of the yield curve. During the fiscal year, duration declined from approximately 8.4 years to approximately 6.4 years.

  Top performing maturities came in the 9+ year and 4-year maturity ranges, while single-A and AA-rated credit qualities were top contributors. Non-rated bonds detracted from returns.

  Revenue bonds contributed to active returns in the fiscal year. This was especially true in the industrial revenue and special tax receipt sub-sectors. However, revenue backed municipals issued by hospitals and housing detracted.

  The views expressed reflect the opinions of Belle Haven Investments, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Muni

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	S&P Municipal Bond Index	Bloomberg High Yield Municipal Bond Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$10,050	$10,043	$10,040
12/31/2015	$10,171	$10,114	$10,055
1/31/2016	$10,263	$10,221	$10,112
2/29/2016	$10,278	$10,237	$10,224
3/31/2016	$10,392	$10,280	$10,331
4/30/2016	$10,480	$10,352	$10,394
5/31/2016	$10,565	$10,384	$10,531
6/30/2016	$10,790	$10,554	$10,858
7/31/2016	$10,779	$10,555	$10,929
8/31/2016	$10,817	$10,579	$10,969
9/30/2016	$10,776	$10,540	$10,998
10/31/2016	$10,612	$10,453	$10,861
11/30/2016	$9,929	$10,091	$10,215
12/31/2016	$10,054	$10,192	$10,356
1/31/2017	$10,098	$10,245	$10,501
2/28/2017	$10,200	$10,314	$10,752
3/31/2017	$10,265	$10,336	$10,776
4/30/2017	$10,388	$10,411	$10,849
5/31/2017	$10,620	$10,548	$11,015
6/30/2017	$10,598	$10,524	$10,991
7/31/2017	$10,675	$10,594	$11,063
8/31/2017	$10,789	$10,677	$11,216
10/31/2017	$10,786	$10,642	$11,186
11/30/2017	$10,800	$10,596	$11,214
12/31/2017	$10,945	$10,697	$11,360
1/31/2018	$10,819	$10,595	$11,254
2/28/2018	$10,761	$10,554	$11,261
3/31/2018	$10,851	$10,598	$11,426
4/30/2018	$10,823	$10,561	$11,478
5/31/2018	$10,973	$10,681	$11,718
6/30/2018	$10,982	$10,694	$11,776
7/31/2018	$11,027	$10,721	$11,817
8/31/2018	$11,071	$10,741	$11,912
9/30/2018	$10,992	$10,679	$11,865
10/31/2018	$10,850	$10,609	$11,717
11/30/2018	$10,832	$10,719	$11,799
12/31/2018	$10,929	$10,841	$11,900
1/31/2019	$10,975	$10,921	$11,980
2/28/2019	$11,047	$10,979	$12,045
3/31/2019	$11,298	$11,141	$12,356
4/30/2019	$11,315	$11,178	$12,426
5/31/2019	$11,489	$11,328	$12,627
6/30/2019	$11,568	$11,377	$12,693
7/31/2019	$11,637	$11,465	$12,773
8/31/2019	$11,833	$11,629	$13,080
9/30/2019	$11,804	$11,554	$13,054
10/31/2019	$11,814	$11,571	$13,081
11/30/2019	$11,854	$11,591	$13,132
12/31/2019	$11,892	$11,628	$13,171
1/31/2020	$12,088	$11,818	$13,496
2/29/2020	$12,277	$11,961	$13,780
3/31/2020	$11,066	$11,561	$12,265
4/30/2020	$10,871	$11,425	$11,851
5/31/2020	$11,186	$11,767	$12,334
6/30/2020	$11,562	$11,858	$12,823
7/31/2020	$11,776	$12,025	$13,171
8/31/2020	$11,809	$11,996	$13,206
9/30/2020	$11,813	$11,998	$13,219
10/31/2020	$11,814	$11,981	$13,243
11/30/2020	$12,047	$12,133	$13,561
12/31/2020	$12,228	$12,205	$13,815
1/31/2021	$12,439	$12,273	$14,103
2/28/2021	$12,375	$12,106	$13,955
3/31/2021	$12,473	$12,173	$14,106
4/30/2021	$12,653	$12,271	$14,313
5/31/2021	$12,822	$12,320	$14,477
6/30/2021	$12,978	$12,355	$14,661
7/31/2021	$13,094	$12,442	$14,837
8/31/2021	$13,064	$12,408	$14,814
9/30/2021	$12,927	$12,324	$14,717
10/31/2021	$12,906	$12,312	$14,657
11/30/2021	$13,073	$12,403	$14,849
12/31/2021	$13,109	$12,420	$14,888
1/31/2022	$12,834	$12,124	$14,471
2/28/2022	$12,676	$12,062	$14,438
3/31/2022	$12,150	$11,733	$13,916
4/30/2022	$11,428	$11,416	$13,422
5/31/2022	$11,591	$11,584	$13,569
6/30/2022	$11,005	$11,378	$13,136
7/31/2022	$11,561	$11,673	$13,626
8/31/2022	$11,204	$11,406	$13,323
9/30/2022	$10,392	$10,992	$12,502
10/31/2022	$10,155	$10,913	$12,246
11/30/2022	$10,743	$11,418	$12,959
12/31/2022	$10,679	$11,421	$12,937
1/31/2023	$11,195	$11,743	$13,512
2/28/2023	$10,839	$11,470	$13,088
3/31/2023	$10,991	$11,708	$13,291
4/30/2023	$11,012	$11,694	$13,368
5/31/2023	$10,947	$11,606	$13,275
6/30/2023	$11,157	$11,709	$13,511
7/31/2023	$11,200	$11,739	$13,599
8/31/2023	$11,068	$11,610	$13,393
9/30/2023	$10,738	$11,299	$12,937
10/31/2023	$10,572	$11,171	$12,730
11/30/2023	$11,285	$11,830	$13,717
12/31/2023	$11,608	$12,110	$14,129
1/31/2024	$11,663	$12,091	$14,063
2/29/2024	$11,697	$12,101	$14,174
3/31/2024	$11,741	$12,099	$14,342
4/30/2024	$11,561	$11,969	$14,254
5/31/2024	$11,629	$11,940	$14,362
6/30/2024	$11,926	$12,131	$14,713
7/31/2024	$12,063	$12,235	$14,875
8/31/2024	$12,167	$12,336	$15,050
9/30/2024	$12,386	$12,459	$15,186
10/31/2024	$12,204	$12,297	$14,954
11/30/2024	$12,436	$12,483	$15,276
12/31/2024	$12,252	$12,340	$15,022
1/31/2025	$12,311	$12,385	$15,135
2/28/2025	$12,511	$12,509	$15,324
3/31/2025	$12,294	$12,311	$15,144
4/30/2025	$12,101	$12,242	$14,874
5/31/2025	$12,082	$12,232	$14,885
6/30/2025	$12,123	$12,319	$14,972
7/31/2025	$11,962	$12,288	$14,747
8/31/2025	$12,037	$12,390	$14,825
9/30/2025	$12,359	$12,670	$15,216
10/31/2025	$12,492	$12,806	$15,369

Average Annual Total Returns

I4CZ3	1 Year	5 Years	10 Years
Class C with Load	1.37%	1.12%	2.25%
Class C	2.36%	1.12%	2.25%
S&P Municipal Bond IndexFootnote Reference(a)	4.14%	1.34%	2.50%
Bloomberg High Yield Municipal Bond IndexFootnote Reference(b)	2.77%	3.02%	4.39%
Footnote	Description
Footnote(a)	S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$146,146,664
Number of Portfolio Holdings	303
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (net of waivers and reimbursements)	$605,121
Average MaturityFootnote Reference§	10.67 years
DurationFootnote Reference†	6.42 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Muni

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	2.7%
AAA	0.2
AA	15.6
A	8.1
BBB	17.6
BB	5.4
B	0.1
NR (Not Rated)	48.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	95.3%
Short-Term U.S. Government Obligations	2.7
Repurchase Agreements	1.6
Corporate Debt Securities	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bills, 1.94%, 11/06/2025	2.7%
Development Authority of Lagrange, Revenue Bonds, 5.00%, 10/15/2052	1.5
Public Finance Authority, Revenue Bonds, Series A, 6.75%, 12/01/2065	1.4
Illinois State Toll Highway Authority, Revenue Bonds, Series A, 5.00%, 01/01/2040	1.4
New Hampshire Business Finance Authority, Revenue Bonds, Series Zero Coupon, 12/01/2031	1.2
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	1.2
Warren County Port Authority, Revenue Bonds, Series A, 6.75%, 12/01/2056	1.2
James City County Economic Development Authority, Revenue Bonds, Series A, 6.88%, 12/01/2058	1.1
Savannah Convention Center Authority, Revenue Bonds, Series C, (AG), 5.50%, 06/01/2050	1.1
California Infrastructure & Economic Development Bank, Revenue Bonds, Series A, 9.50%, 01/01/2065	1.1

Transamerica High Yield Muni

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Muni

Class C

Annual Shareholder Report

Transamerica High Yield Muni

Class I

THYIX

October 31, 2025

Fund Overview

Transamerica High Yield Muni (the "Fund") seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$77	0.76%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 3.13%. For the same period, the Fund’s broad-based benchmark, the S&P Municipal Bond Index, returned 4.14%. The performance benchmark, the Bloomberg High Yield Municipal Bond Index, returned 2.77% over the same period.

  The municipal bond market enjoyed gains during the fiscal year ended October 31, 2025. The 10-year Municipal/Treasury ratio ended the fiscal year at 66% compared to 70% at the beginning of the fiscal year, reflecting richer relative valuations in municipal bonds. The municipal yield curve also steepened in the fiscal year, as short-term rates declined and long-term rates increased. High yield municipal bonds enjoyed healthy technicals in the fiscal year as spreads in high yield municipals remained tight by historical standards.

  Fund performance in the fiscal year was primarily driven by favorable sector and quality positioning.

  The sub-adviser trimmed longer maturity (20+ years) municipals during the fiscal year in an effort to decrease overall interest rate sensitivity (i.e., duration) of the Fund while also taking advantage of what the sub-adviser viewed as attractive yield in the short and intermediate portions of the yield curve. During the fiscal year, duration declined from approximately 8.4 years to approximately 6.4 years.

  Top performing maturities came in the 9+ year and 4-year maturity ranges, while single-A and AA-rated credit qualities were top contributors. Non-rated bonds detracted from returns.

  Revenue bonds contributed to active returns in the fiscal year. This was especially true in the industrial revenue and special tax receipt sub-sectors. However, revenue backed municipals issued by hospitals and housing detracted.

  The views expressed reflect the opinions of Belle Haven Investments, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Muni

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	S&P Municipal Bond Index	Bloomberg High Yield Municipal Bond Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$10,065	$10,043	$10,040
12/31/2015	$10,192	$10,114	$10,055
1/31/2016	$10,290	$10,221	$10,112
2/29/2016	$10,311	$10,237	$10,224
3/31/2016	$10,422	$10,280	$10,331
4/30/2016	$10,525	$10,352	$10,394
5/31/2016	$10,617	$10,384	$10,531
6/30/2016	$10,849	$10,554	$10,858
7/31/2016	$10,844	$10,555	$10,929
8/31/2016	$10,889	$10,579	$10,969
9/30/2016	$10,855	$10,540	$10,998
10/31/2016	$10,696	$10,453	$10,861
11/30/2016	$10,015	$10,091	$10,215
12/31/2016	$10,147	$10,192	$10,356
1/31/2017	$10,199	$10,245	$10,501
2/28/2017	$10,307	$10,314	$10,752
3/31/2017	$10,388	$10,336	$10,776
4/30/2017	$10,519	$10,411	$10,849
5/31/2017	$10,752	$10,548	$11,015
6/30/2017	$10,744	$10,524	$10,991
7/31/2017	$10,820	$10,594	$11,063
8/31/2017	$10,942	$10,677	$11,216
10/31/2017	$10,954	$10,642	$11,186
11/30/2017	$10,975	$10,596	$11,214
12/31/2017	$11,128	$10,697	$11,360
1/31/2018	$11,008	$10,595	$11,254
2/28/2018	$10,955	$10,554	$11,261
3/31/2018	$11,054	$10,598	$11,426
4/30/2018	$11,032	$10,561	$11,478
5/31/2018	$11,192	$10,681	$11,718
6/30/2018	$11,208	$10,694	$11,776
7/31/2018	$11,261	$10,721	$11,817
8/31/2018	$11,313	$10,741	$11,912
9/30/2018	$11,240	$10,679	$11,865
10/31/2018	$11,101	$10,609	$11,717
11/30/2018	$11,100	$10,719	$11,799
12/31/2018	$11,197	$10,841	$11,900
1/31/2019	$11,250	$10,921	$11,980
2/28/2019	$11,321	$10,979	$12,045
3/31/2019	$11,585	$11,141	$12,356
4/30/2019	$11,620	$11,178	$12,426
5/31/2019	$11,806	$11,328	$12,627
6/30/2019	$11,894	$11,377	$12,693
7/31/2019	$11,972	$11,465	$12,773
8/31/2019	$12,182	$11,629	$13,080
9/30/2019	$12,150	$11,554	$13,054
10/31/2019	$12,178	$11,571	$13,081
11/30/2019	$12,226	$11,591	$13,132
12/31/2019	$12,273	$11,628	$13,171
1/31/2020	$12,484	$11,818	$13,496
2/29/2020	$12,686	$11,961	$13,780
3/31/2020	$11,402	$11,561	$12,265
4/30/2020	$11,228	$11,425	$11,851
5/31/2020	$11,560	$11,767	$12,334
6/30/2020	$11,946	$11,858	$12,823
7/31/2020	$12,186	$12,025	$13,171
8/31/2020	$12,218	$11,996	$13,206
9/30/2020	$12,239	$11,998	$13,219
10/31/2020	$12,249	$11,981	$13,243
11/30/2020	$12,498	$12,133	$13,561
12/31/2020	$12,693	$12,205	$13,815
1/31/2021	$12,921	$12,273	$14,103
2/28/2021	$12,861	$12,106	$13,955
3/31/2021	$12,972	$12,173	$14,106
4/30/2021	$13,167	$12,271	$14,313
5/31/2021	$13,341	$12,320	$14,477
6/30/2021	$13,512	$12,355	$14,661
7/31/2021	$13,642	$12,442	$14,837
8/31/2021	$13,619	$12,408	$14,814
9/30/2021	$13,484	$12,324	$14,717
10/31/2021	$13,471	$12,312	$14,657
11/30/2021	$13,653	$12,403	$14,849
12/31/2021	$13,700	$12,420	$14,888
1/31/2022	$13,420	$12,124	$14,471
2/28/2022	$13,263	$12,062	$14,438
3/31/2022	$12,731	$11,733	$13,916
4/30/2022	$11,969	$11,416	$13,422
5/31/2022	$12,159	$11,584	$13,569
6/30/2022	$11,540	$11,378	$13,136
7/31/2022	$12,121	$11,673	$13,626
8/31/2022	$11,753	$11,406	$13,323
9/30/2022	$10,916	$10,992	$12,502
10/31/2022	$10,676	$10,913	$12,246
11/30/2022	$11,302	$11,418	$12,959
12/31/2022	$11,241	$11,421	$12,937
1/31/2023	$11,782	$11,743	$13,512
2/28/2023	$11,424	$11,470	$13,088
3/31/2023	$11,591	$11,708	$13,291
4/30/2023	$11,621	$11,694	$13,368
5/31/2023	$11,548	$11,606	$13,275
6/30/2023	$11,777	$11,709	$13,511
7/31/2023	$11,842	$11,739	$13,599
8/31/2023	$11,697	$11,610	$13,393
9/30/2023	$11,366	$11,299	$12,937
10/31/2023	$11,186	$11,171	$12,730
11/30/2023	$11,949	$11,830	$13,717
12/31/2023	$12,300	$12,110	$14,129
1/31/2024	$12,367	$12,091	$14,063
2/29/2024	$12,423	$12,101	$14,174
3/31/2024	$12,477	$12,099	$14,342
4/30/2024	$12,280	$11,969	$14,254
5/31/2024	$12,361	$11,940	$14,362
6/30/2024	$12,697	$12,131	$14,713
7/31/2024	$12,839	$12,235	$14,875
8/31/2024	$12,958	$12,336	$15,050
9/30/2024	$13,201	$12,459	$15,186
10/31/2024	$13,015	$12,297	$14,954
11/30/2024	$13,270	$12,483	$15,276
12/31/2024	$13,082	$12,340	$15,022
1/31/2025	$13,154	$12,385	$15,135
2/28/2025	$13,375	$12,509	$15,324
3/31/2025	$13,163	$12,311	$15,144
4/30/2025	$12,952	$12,242	$14,874
5/31/2025	$12,940	$12,232	$14,885
6/30/2025	$12,991	$12,319	$14,972
7/31/2025	$12,826	$12,288	$14,747
8/31/2025	$12,915	$12,390	$14,825
9/30/2025	$13,269	$12,670	$15,216
10/31/2025	$13,421	$12,806	$15,369

Average Annual Total Returns

I4CZ8	1 Year	5 Years	10 Years
Class I	3.13%	1.85%	2.99%
S&P Municipal Bond IndexFootnote Reference(a)	4.14%	1.34%	2.50%
Bloomberg High Yield Municipal Bond IndexFootnote Reference(b)	2.77%	3.02%	4.39%
Footnote	Description
Footnote(a)	S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$146,146,664
Number of Portfolio Holdings	303
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (net of waivers and reimbursements)	$605,121
Average MaturityFootnote Reference§	10.67 years
DurationFootnote Reference†	6.42 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Muni

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	2.7%
AAA	0.2
AA	15.6
A	8.1
BBB	17.6
BB	5.4
B	0.1
NR (Not Rated)	48.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	95.3%
Short-Term U.S. Government Obligations	2.7
Repurchase Agreements	1.6
Corporate Debt Securities	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bills, 1.94%, 11/06/2025	2.7%
Development Authority of Lagrange, Revenue Bonds, 5.00%, 10/15/2052	1.5
Public Finance Authority, Revenue Bonds, Series A, 6.75%, 12/01/2065	1.4
Illinois State Toll Highway Authority, Revenue Bonds, Series A, 5.00%, 01/01/2040	1.4
New Hampshire Business Finance Authority, Revenue Bonds, Series Zero Coupon, 12/01/2031	1.2
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	1.2
Warren County Port Authority, Revenue Bonds, Series A, 6.75%, 12/01/2056	1.2
James City County Economic Development Authority, Revenue Bonds, Series A, 6.88%, 12/01/2058	1.1
Savannah Convention Center Authority, Revenue Bonds, Series C, (AG), 5.50%, 06/01/2050	1.1
California Infrastructure & Economic Development Bank, Revenue Bonds, Series A, 9.50%, 01/01/2065	1.1

Transamerica High Yield Muni

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Muni

Class I

Annual Shareholder Report

Transamerica High Yield Muni

Class I2

THYTX

October 31, 2025

Fund Overview

Transamerica High Yield Muni (the "Fund") seeks to maximize total return through investment in medium- and lower-grade municipal securities that are exempt from federal income tax. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$72	0.71%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 3.22%. For the same period, the Fund’s broad-based benchmark, the S&P Municipal Bond Index, returned 4.14%. The performance benchmark, the Bloomberg High Yield Municipal Bond Index, returned 2.77% over the same period.

  The municipal bond market enjoyed gains during the fiscal year ended October 31, 2025. The 10-year Municipal/Treasury ratio ended the fiscal year at 66% compared to 70% at the beginning of the fiscal year, reflecting richer relative valuations in municipal bonds. The municipal yield curve also steepened in the fiscal year, as short-term rates declined and long-term rates increased. High yield municipal bonds enjoyed healthy technicals in the fiscal year as spreads in high yield municipals remained tight by historical standards.

  Fund performance in the fiscal year was primarily driven by favorable sector and quality positioning.

  The sub-adviser trimmed longer maturity (20+ years) municipals during the fiscal year in an effort to decrease overall interest rate sensitivity (i.e., duration) of the Fund while also taking advantage of what the sub-adviser viewed as attractive yield in the short and intermediate portions of the yield curve. During the fiscal year, duration declined from approximately 8.4 years to approximately 6.4 years.

  Top performing maturities came in the 9+ year and 4-year maturity ranges, while single-A and AA-rated credit qualities were top contributors. Non-rated bonds detracted from returns.

  Revenue bonds contributed to active returns in the fiscal year. This was especially true in the industrial revenue and special tax receipt sub-sectors. However, revenue backed municipals issued by hospitals and housing detracted.

  The views expressed reflect the opinions of Belle Haven Investments, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica High Yield Muni

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	S&P Municipal Bond Index	Bloomberg High Yield Municipal Bond Index
9/30/2016	$10,000	$10,000	$10,000
10/31/2016	$9,853	$9,918	$9,876
11/30/2016	$9,227	$9,575	$9,288
12/31/2016	$9,349	$9,670	$9,417
1/31/2017	$9,389	$9,721	$9,549
2/28/2017	$9,490	$9,786	$9,776
3/31/2017	$9,565	$9,807	$9,798
4/30/2017	$9,684	$9,878	$9,865
5/31/2017	$9,899	$10,008	$10,016
6/30/2017	$9,893	$9,985	$9,994
7/31/2017	$9,972	$10,051	$10,059
8/31/2017	$10,083	$10,130	$10,198
9/30/2017	$10,066	$10,084	$10,143
10/31/2017	$10,094	$10,097	$10,171
11/30/2017	$10,105	$10,053	$10,197
12/31/2017	$10,256	$10,149	$10,329
1/31/2018	$10,137	$10,053	$10,233
2/28/2018	$10,088	$10,013	$10,240
3/31/2018	$10,180	$10,055	$10,390
4/30/2018	$10,169	$10,021	$10,436
5/31/2018	$10,317	$10,134	$10,654
6/30/2018	$10,332	$10,146	$10,708
7/31/2018	$10,373	$10,173	$10,745
8/31/2018	$10,422	$10,192	$10,831
9/30/2018	$10,364	$10,132	$10,789
10/31/2018	$10,237	$10,066	$10,654
11/30/2018	$10,227	$10,170	$10,728
12/31/2018	$10,326	$10,286	$10,821
1/31/2019	$10,376	$10,362	$10,893
2/28/2019	$10,442	$10,417	$10,952
3/31/2019	$10,686	$10,570	$11,235
4/30/2019	$10,718	$10,606	$11,298
5/31/2019	$10,889	$10,748	$11,482
6/30/2019	$10,971	$10,794	$11,541
7/31/2019	$11,034	$10,878	$11,614
8/31/2019	$11,237	$11,033	$11,893
9/30/2019	$11,207	$10,962	$11,869
10/31/2019	$11,233	$10,979	$11,895
11/30/2019	$11,279	$10,997	$11,940
12/31/2019	$11,325	$11,033	$11,976
1/31/2020	$11,522	$11,213	$12,271
2/29/2020	$11,710	$11,348	$12,530
3/31/2020	$10,554	$10,969	$11,152
4/30/2020	$10,374	$10,840	$10,776
5/31/2020	$10,682	$11,164	$11,215
6/30/2020	$11,048	$11,251	$11,660
7/31/2020	$11,262	$11,409	$11,976
8/31/2020	$11,301	$11,382	$12,008
9/30/2020	$11,321	$11,384	$12,020
10/31/2020	$11,320	$11,368	$12,041
11/30/2020	$11,550	$11,512	$12,330
12/31/2020	$11,731	$11,580	$12,561
1/31/2021	$11,941	$11,645	$12,824
2/28/2021	$11,886	$11,486	$12,689
3/31/2021	$11,988	$11,550	$12,827
4/30/2021	$12,171	$11,643	$13,014
5/31/2021	$12,345	$11,689	$13,164
6/30/2021	$12,494	$11,723	$13,331
7/31/2021	$12,626	$11,805	$13,491
8/31/2021	$12,596	$11,773	$13,470
9/30/2021	$12,473	$11,693	$13,382
10/31/2021	$12,471	$11,682	$13,327
11/30/2021	$12,642	$11,768	$13,502
12/31/2021	$12,676	$11,784	$13,537
1/31/2022	$12,420	$11,503	$13,158
2/28/2022	$12,275	$11,444	$13,128
3/31/2022	$11,784	$11,133	$12,653
4/30/2022	$11,081	$10,831	$12,204
5/31/2022	$11,257	$10,991	$12,338
6/30/2022	$10,685	$10,796	$11,944
7/31/2022	$11,244	$11,075	$12,390
8/31/2022	$10,904	$10,822	$12,114
9/30/2022	$10,119	$10,429	$11,368
10/31/2022	$9,895	$10,354	$11,135
11/30/2022	$10,476	$10,834	$11,783
12/31/2022	$10,421	$10,836	$11,764
1/31/2023	$10,932	$11,142	$12,286
2/28/2023	$10,591	$10,883	$11,900
3/31/2023	$10,746	$11,109	$12,085
4/30/2023	$10,775	$11,095	$12,155
5/31/2023	$10,718	$11,012	$12,071
6/30/2023	$10,919	$11,110	$12,285
7/31/2023	$10,980	$11,138	$12,365
8/31/2023	$10,848	$11,015	$12,177
9/30/2023	$10,542	$10,721	$11,764
10/31/2023	$10,377	$10,599	$11,575
11/30/2023	$11,084	$11,225	$12,472
12/31/2023	$11,410	$11,490	$12,847
1/31/2024	$11,473	$11,473	$12,787
2/29/2024	$11,525	$11,481	$12,888
3/31/2024	$11,576	$11,479	$13,041
4/30/2024	$11,395	$11,356	$12,961
5/31/2024	$11,471	$11,329	$13,059
6/30/2024	$11,782	$11,510	$13,378
7/31/2024	$11,915	$11,609	$13,525
8/31/2024	$12,026	$11,704	$13,685
9/30/2024	$12,251	$11,822	$13,808
10/31/2024	$12,080	$11,667	$13,598
11/30/2024	$12,319	$11,844	$13,890
12/31/2024	$12,146	$11,709	$13,659
1/31/2025	$12,213	$11,751	$13,762
2/28/2025	$12,419	$11,869	$13,934
3/31/2025	$12,212	$11,681	$13,770
4/30/2025	$12,028	$11,615	$13,525
5/31/2025	$12,018	$11,606	$13,534
6/30/2025	$12,066	$11,688	$13,614
7/31/2025	$11,914	$11,659	$13,409
8/31/2025	$11,998	$11,756	$13,480
9/30/2025	$12,327	$12,021	$13,836
10/31/2025	$12,469	$12,150	$13,974

Average Annual Total Returns

I4CZ4	1 Year	5 Years	Since Inception 9/30/16
Class I2	3.22%	1.95%	2.46%
S&P Municipal Bond IndexFootnote Reference(a)	4.14%	1.34%	2.16%
Bloomberg High Yield Municipal Bond IndexFootnote Reference(b)	2.77%	3.02%	3.74%
Footnote	Description
Footnote(a)	S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$146,146,664
Number of Portfolio Holdings	303
Portfolio Turnover Rate	61%
Total Advisory Fees Paid (net of waivers and reimbursements)	$605,121
Average MaturityFootnote Reference§	10.67 years
DurationFootnote Reference†	6.42 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica High Yield Muni

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	2.7%
AAA	0.2
AA	15.6
A	8.1
BBB	17.6
BB	5.4
B	0.1
NR (Not Rated)	48.5
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	95.3%
Short-Term U.S. Government Obligations	2.7
Repurchase Agreements	1.6
Corporate Debt Securities	0.1
Net Other Assets (Liabilities)Footnote Reference^	0.3
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Bills, 1.94%, 11/06/2025	2.7%
Development Authority of Lagrange, Revenue Bonds, 5.00%, 10/15/2052	1.5
Public Finance Authority, Revenue Bonds, Series A, 6.75%, 12/01/2065	1.4
Illinois State Toll Highway Authority, Revenue Bonds, Series A, 5.00%, 01/01/2040	1.4
New Hampshire Business Finance Authority, Revenue Bonds, Series Zero Coupon, 12/01/2031	1.2
Pennsylvania Economic Development Financing Authority, Revenue Bonds, 4.00%, 07/01/2046	1.2
Warren County Port Authority, Revenue Bonds, Series A, 6.75%, 12/01/2056	1.2
James City County Economic Development Authority, Revenue Bonds, Series A, 6.88%, 12/01/2058	1.1
Savannah Convention Center Authority, Revenue Bonds, Series C, (AG), 5.50%, 06/01/2050	1.1
California Infrastructure & Economic Development Bank, Revenue Bonds, Series A, 9.50%, 01/01/2065	1.1

Transamerica High Yield Muni

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica High Yield Muni

Class I2

Annual Shareholder Report

Transamerica Inflation Opportunities

Class A

TIOAX

October 31, 2025

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$91	0.89%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 5.02%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Treasury Inflation Protected Securities Index, returned 6.06% over the same period.

  The Fund’s duration and yield curve positioning were the primary detractors from benchmark relative performance. The sub-adviser had positioned the Fund for rising rates in the U.S. during the fiscal year, which did not materialize as anticipated. Security selection within U.S. Treasury Inflation Protected Securities (“TIPS”) also detracted from benchmark relative performance.

  Asset allocation was the largest contributor to performance during the fiscal year. The Fund’s overweight to corporate credit, primarily in the financials and industrials sectors, outperformed U.S. TIPS and was the largest contributor to benchmark relative performance during the fiscal year.

  Allocations to European and Japanese TIPS also contributed to benchmark relative performance, while allocations to United Kingdom, Australian TIPS and cash detracted slightly.

  The views expressed reflect the opinions of PineBridge Investments LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Inflation Opportunities

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/31/2015	$9,522	$10,000	$10,000
11/30/2015	$9,493	$9,964	$9,990
12/31/2015	$9,353	$9,914	$9,911
1/31/2016	$9,373	$10,023	$10,058
2/29/2016	$9,423	$10,094	$10,170
3/31/2016	$9,632	$10,218	$10,353
4/30/2016	$9,672	$10,288	$10,389
5/31/2016	$9,652	$10,296	$10,315
6/30/2016	$9,821	$10,477	$10,530
7/31/2016	$9,891	$10,563	$10,621
8/31/2016	$9,940	$10,575	$10,573
9/30/2016	$9,980	$10,577	$10,631
10/31/2016	$9,940	$10,507	$10,589
11/30/2016	$9,756	$10,271	$10,385
12/31/2016	$9,783	$10,301	$10,375
1/31/2017	$9,863	$10,338	$10,462
2/28/2017	$9,913	$10,418	$10,512
3/31/2017	$9,912	$10,414	$10,506
4/30/2017	$9,987	$10,500	$10,568
5/31/2017	$9,997	$10,581	$10,564
6/30/2017	$9,937	$10,572	$10,464
7/31/2017	$9,987	$10,625	$10,510
8/31/2017	$10,084	$10,717	$10,622
9/30/2017	$10,034	$10,679	$10,554
10/31/2017	$10,050	$10,692	$10,576
11/30/2017	$10,084	$10,676	$10,590
12/31/2017	$10,155	$10,723	$10,687
1/31/2018	$10,118	$10,620	$10,596
2/28/2018	$10,032	$10,519	$10,492
3/31/2018	$10,114	$10,572	$10,603
4/30/2018	$10,084	$10,501	$10,597
5/31/2018	$10,050	$10,559	$10,642
6/30/2018	$10,081	$10,543	$10,685
7/31/2018	$10,070	$10,565	$10,633
8/31/2018	$10,078	$10,618	$10,710
9/30/2018	$10,013	$10,572	$10,597
10/31/2018	$9,868	$10,484	$10,445
11/30/2018	$9,863	$10,531	$10,495
12/31/2018	$9,916	$10,695	$10,552
1/31/2019	$10,103	$10,843	$10,694
2/28/2019	$10,093	$10,855	$10,693
3/31/2019	$10,279	$11,051	$10,889
4/30/2019	$10,321	$11,066	$10,926
5/31/2019	$10,414	$11,236	$11,106
6/30/2019	$10,533	$11,395	$11,201
7/31/2019	$10,591	$11,429	$11,241
8/31/2019	$10,798	$11,687	$11,509
9/30/2019	$10,696	$11,637	$11,352
10/31/2019	$10,730	$11,674	$11,381
11/30/2019	$10,719	$11,672	$11,398
12/31/2019	$10,775	$11,689	$11,442
1/31/2020	$10,979	$11,899	$11,682
2/29/2020	$11,052	$12,077	$11,843
3/31/2020	$10,501	$11,841	$11,635
4/30/2020	$10,846	$12,078	$11,959
5/31/2020	$10,941	$12,191	$11,995
6/30/2020	$11,109	$12,293	$12,129
7/31/2020	$11,383	$12,509	$12,408
8/31/2020	$11,446	$12,437	$12,543
9/30/2020	$11,419	$12,414	$12,497
10/31/2020	$11,372	$12,370	$12,416
11/30/2020	$11,588	$12,531	$12,555
12/31/2020	$11,712	$12,575	$12,699
1/31/2021	$11,703	$12,496	$12,741
2/28/2021	$11,512	$12,334	$12,536
3/31/2021	$11,512	$12,191	$12,513
4/30/2021	$11,650	$12,293	$12,687
5/31/2021	$11,756	$12,340	$12,841
6/30/2021	$11,828	$12,430	$12,919
7/31/2021	$12,038	$12,555	$13,263
8/31/2021	$12,036	$12,547	$13,240
9/30/2021	$11,929	$12,440	$13,145
10/31/2021	$12,024	$12,429	$13,294
11/30/2021	$12,085	$12,444	$13,413
12/31/2021	$12,132	$12,436	$13,456
1/31/2022	$11,890	$12,163	$13,184
2/28/2022	$11,919	$11,998	$13,296
3/31/2022	$11,802	$11,676	$13,049
4/30/2022	$11,490	$11,240	$12,782
5/31/2022	$11,389	$11,302	$12,656
6/30/2022	$11,061	$11,076	$12,255
7/31/2022	$11,437	$11,355	$12,789
8/31/2022	$11,180	$11,060	$12,448
9/30/2022	$10,529	$10,583	$11,625
10/31/2022	$10,589	$10,467	$11,769
11/30/2022	$10,837	$10,857	$11,984
12/31/2022	$10,782	$10,820	$11,862
1/31/2023	$11,032	$11,156	$12,079
2/28/2023	$10,893	$10,882	$11,913
3/31/2023	$11,127	$11,137	$12,258
4/30/2023	$11,145	$11,205	$12,271
5/31/2023	$11,058	$11,089	$12,124
6/30/2023	$11,058	$11,072	$12,084
7/31/2023	$11,078	$11,083	$12,099
8/31/2023	$11,026	$11,016	$11,991
9/30/2023	$10,807	$10,753	$11,770
10/31/2023	$10,729	$10,592	$11,684
11/30/2023	$11,047	$11,068	$12,001
12/31/2023	$11,383	$11,488	$12,324
1/31/2024	$11,383	$11,461	$12,346
2/29/2024	$11,276	$11,323	$12,213
3/31/2024	$11,369	$11,435	$12,314
4/30/2024	$11,162	$11,167	$12,106
5/31/2024	$11,332	$11,352	$12,314
6/30/2024	$11,437	$11,456	$12,411
7/31/2024	$11,589	$11,716	$12,632
8/31/2024	$11,731	$11,889	$12,731
9/30/2024	$11,883	$12,052	$12,922
10/31/2024	$11,711	$11,778	$12,690
11/30/2024	$11,785	$11,902	$12,752
12/31/2024	$11,590	$11,722	$12,550
1/31/2025	$11,696	$11,793	$12,713
2/28/2025	$11,913	$12,037	$12,990
3/31/2025	$11,965	$12,034	$13,073
4/30/2025	$11,965	$12,077	$13,089
5/31/2025	$11,904	$12,015	$13,011
6/30/2025	$12,048	$12,203	$13,136
7/31/2025	$12,055	$12,185	$13,152
8/31/2025	$12,189	$12,331	$13,354
9/30/2025	$12,259	$12,462	$13,412
10/31/2025	$12,299	$12,544	$13,460

Average Annual Total Returns

I5CV1	1 Year	5 Years	10 Years
Class A with Load	0.05%	0.59%	2.09%
Class A	5.02%	1.58%	2.59%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	6.06%	1.63%	3.02%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$156,672,990
Number of Portfolio Holdings	113
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$543,202
Average MaturityFootnote Reference§	6.88 years
DurationFootnote Reference†	6.00 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	75.3%
AAA	0.8
AA	2.0
A	7.3
BBB	13.6
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	73.7%
Corporate Debt Securities	14.1
Foreign Government Obligations	9.7
Short-Term U.S. Government Obligations	1.6
Short-Term Investment Companies	0.7
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	5.6%
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	3.3
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	3.0
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.75%, 07/15/2028	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 01/15/2027	2.5
U.S. Treasury Inflation-Protected Indexed Notes, 2.38%, 10/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 2.13%, 04/15/2029	2.4

Transamerica Inflation Opportunities

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Inflation Opportunities

Class A

Annual Shareholder Report

Transamerica Inflation Opportunities

Class C

TIOCX

October 31, 2025

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$173	1.69%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 4.27%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Treasury Inflation Protected Securities Index, returned 6.06% over the same period.

  The Fund’s duration and yield curve positioning were the primary detractors from benchmark relative performance. The sub-adviser had positioned the Fund for rising rates in the U.S. during the fiscal year, which did not materialize as anticipated. Security selection within U.S. Treasury Inflation Protected Securities (“TIPS”) also detracted from benchmark relative performance.

  Asset allocation was the largest contributor to performance during the fiscal year. The Fund’s overweight to corporate credit, primarily in the financials and industrials sectors, outperformed U.S. TIPS and was the largest contributor to benchmark relative performance during the fiscal year.

  Allocations to European and Japanese TIPS also contributed to benchmark relative performance, while allocations to United Kingdom, Australian TIPS and cash detracted slightly.

  The views expressed reflect the opinions of PineBridge Investments LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Inflation Opportunities

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,968	$9,964	$9,990
12/31/2015	$9,811	$9,914	$9,911
1/31/2016	$9,821	$10,023	$10,058
2/29/2016	$9,874	$10,094	$10,170
3/31/2016	$10,084	$10,218	$10,353
4/30/2016	$10,126	$10,288	$10,389
5/31/2016	$10,095	$10,296	$10,315
6/30/2016	$10,263	$10,477	$10,530
7/31/2016	$10,337	$10,563	$10,621
8/31/2016	$10,379	$10,575	$10,573
9/30/2016	$10,411	$10,577	$10,631
10/31/2016	$10,358	$10,507	$10,589
11/30/2016	$10,167	$10,271	$10,385
12/31/2016	$10,189	$10,301	$10,375
1/31/2017	$10,263	$10,338	$10,462
2/28/2017	$10,305	$10,418	$10,512
3/31/2017	$10,298	$10,414	$10,506
4/30/2017	$10,371	$10,500	$10,568
5/31/2017	$10,375	$10,581	$10,564
6/30/2017	$10,306	$10,572	$10,464
7/31/2017	$10,362	$10,625	$10,510
8/31/2017	$10,447	$10,717	$10,622
9/30/2017	$10,394	$10,679	$10,554
10/31/2017	$10,405	$10,692	$10,576
11/30/2017	$10,424	$10,676	$10,590
12/31/2017	$10,498	$10,723	$10,687
1/31/2018	$10,456	$10,620	$10,596
2/28/2018	$10,360	$10,519	$10,492
3/31/2018	$10,440	$10,572	$10,603
4/30/2018	$10,391	$10,501	$10,597
5/31/2018	$10,360	$10,559	$10,642
6/30/2018	$10,385	$10,543	$10,685
7/31/2018	$10,368	$10,565	$10,633
8/31/2018	$10,369	$10,618	$10,710
9/30/2018	$10,294	$10,572	$10,597
10/31/2018	$10,136	$10,484	$10,445
11/30/2018	$10,124	$10,531	$10,495
12/31/2018	$10,173	$10,695	$10,552
1/31/2019	$10,357	$10,843	$10,694
2/28/2019	$10,347	$10,855	$10,693
3/31/2019	$10,531	$11,051	$10,889
4/30/2019	$10,552	$11,066	$10,926
5/31/2019	$10,654	$11,236	$11,106
6/30/2019	$10,772	$11,395	$11,201
7/31/2019	$10,815	$11,429	$11,241
8/31/2019	$11,024	$11,687	$11,509
9/30/2019	$10,915	$11,637	$11,352
10/31/2019	$10,937	$11,674	$11,381
11/30/2019	$10,919	$11,672	$11,398
12/31/2019	$10,970	$11,689	$11,442
1/31/2020	$11,167	$11,899	$11,682
2/29/2020	$11,236	$12,077	$11,843
3/31/2020	$10,668	$11,841	$11,635
4/30/2020	$11,009	$12,078	$11,959
5/31/2020	$11,107	$12,191	$11,995
6/30/2020	$11,271	$12,293	$12,129
7/31/2020	$11,533	$12,509	$12,408
8/31/2020	$11,587	$12,437	$12,543
9/30/2020	$11,553	$12,414	$12,497
10/31/2020	$11,509	$12,370	$12,416
11/30/2020	$11,715	$12,531	$12,555
12/31/2020	$11,824	$12,575	$12,699
1/31/2021	$11,813	$12,496	$12,741
2/28/2021	$11,609	$12,334	$12,536
3/31/2021	$11,609	$12,191	$12,513
4/30/2021	$11,741	$12,293	$12,687
5/31/2021	$11,842	$12,340	$12,841
6/30/2021	$11,899	$12,430	$12,919
7/31/2021	$12,109	$12,555	$13,263
8/31/2021	$12,098	$12,547	$13,240
9/30/2021	$11,990	$12,440	$13,145
10/31/2021	$12,071	$12,429	$13,294
11/30/2021	$12,126	$12,444	$13,413
12/31/2021	$12,166	$12,436	$13,456
1/31/2022	$11,921	$12,163	$13,184
2/28/2022	$11,935	$11,998	$13,296
3/31/2022	$11,817	$11,676	$13,049
4/30/2022	$11,501	$11,240	$12,782
5/31/2022	$11,378	$11,302	$12,656
6/30/2022	$11,057	$11,076	$12,255
7/31/2022	$11,459	$11,355	$12,789
8/31/2022	$11,198	$11,060	$12,448
9/30/2022	$10,534	$10,583	$11,625
10/31/2022	$10,591	$10,467	$11,769
11/30/2022	$10,840	$10,857	$11,984
12/31/2022	$10,777	$10,820	$11,862
1/31/2023	$11,015	$11,156	$12,079
2/28/2023	$10,873	$10,882	$11,913
3/31/2023	$11,106	$11,137	$12,258
4/30/2023	$11,118	$11,205	$12,271
5/31/2023	$11,011	$11,089	$12,124
6/30/2023	$11,016	$11,072	$12,084
7/31/2023	$11,029	$11,083	$12,099
8/31/2023	$10,957	$11,016	$11,991
9/30/2023	$10,738	$10,753	$11,770
10/31/2023	$10,652	$10,592	$11,684
11/30/2023	$10,970	$11,068	$12,001
12/31/2023	$11,290	$11,488	$12,324
1/31/2024	$11,278	$11,461	$12,346
2/29/2024	$11,169	$11,323	$12,213
3/31/2024	$11,256	$11,435	$12,314
4/30/2024	$11,049	$11,167	$12,106
5/31/2024	$11,203	$11,352	$12,314
6/30/2024	$11,314	$11,456	$12,411
7/31/2024	$11,449	$11,716	$12,632
8/31/2024	$11,587	$11,889	$12,731
9/30/2024	$11,721	$12,052	$12,922
10/31/2024	$11,539	$11,778	$12,690
11/30/2024	$11,606	$11,902	$12,752
12/31/2024	$11,413	$11,722	$12,550
1/31/2025	$11,500	$11,793	$12,713
2/28/2025	$11,713	$12,037	$12,990
3/31/2025	$11,753	$12,034	$13,073
4/30/2025	$11,756	$12,077	$13,089
5/31/2025	$11,687	$12,015	$13,011
6/30/2025	$11,812	$12,203	$13,136
7/31/2025	$11,811	$12,185	$13,152
8/31/2025	$11,951	$12,331	$13,354
9/30/2025	$12,001	$12,462	$13,412
10/31/2025	$12,033	$12,544	$13,460

Average Annual Total Returns

I5CV3	1 Year	5 Years	10 Years
Class C with Load	3.27%	0.89%	1.87%
Class C	4.27%	0.89%	1.87%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	6.06%	1.63%	3.02%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$156,672,990
Number of Portfolio Holdings	113
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$543,202
Average MaturityFootnote Reference§	6.88 years
DurationFootnote Reference†	6.00 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	75.3%
AAA	0.8
AA	2.0
A	7.3
BBB	13.6
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	73.7%
Corporate Debt Securities	14.1
Foreign Government Obligations	9.7
Short-Term U.S. Government Obligations	1.6
Short-Term Investment Companies	0.7
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	5.6%
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	3.3
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	3.0
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.75%, 07/15/2028	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 01/15/2027	2.5
U.S. Treasury Inflation-Protected Indexed Notes, 2.38%, 10/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 2.13%, 04/15/2029	2.4

Transamerica Inflation Opportunities

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Inflation Opportunities

Class C

Annual Shareholder Report

Transamerica Inflation Opportunities

Class I

ITIOX

October 31, 2025

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$65	0.63%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 5.34%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Treasury Inflation Protected Securities Index, returned 6.06% over the same period.

  The Fund’s duration and yield curve positioning were the primary detractors from benchmark relative performance. The sub-adviser had positioned the Fund for rising rates in the U.S. during the fiscal year, which did not materialize as anticipated. Security selection within U.S. Treasury Inflation Protected Securities (“TIPS”) also detracted from benchmark relative performance.

  Asset allocation was the largest contributor to performance during the fiscal year. The Fund’s overweight to corporate credit, primarily in the financials and industrials sectors, outperformed U.S. TIPS and was the largest contributor to benchmark relative performance during the fiscal year.

  Allocations to European and Japanese TIPS also contributed to benchmark relative performance, while allocations to United Kingdom, Australian TIPS and cash detracted slightly.

  The views expressed reflect the opinions of PineBridge Investments LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Inflation Opportunities

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,969	$9,964	$9,990
12/31/2015	$9,823	$9,914	$9,911
1/31/2016	$9,844	$10,023	$10,058
2/29/2016	$9,906	$10,094	$10,170
3/31/2016	$10,125	$10,218	$10,353
4/30/2016	$10,167	$10,288	$10,389
5/31/2016	$10,146	$10,296	$10,315
6/30/2016	$10,334	$10,477	$10,530
7/31/2016	$10,407	$10,563	$10,621
8/31/2016	$10,469	$10,575	$10,573
9/30/2016	$10,511	$10,577	$10,631
10/31/2016	$10,459	$10,507	$10,589
11/30/2016	$10,279	$10,271	$10,385
12/31/2016	$10,296	$10,301	$10,375
1/31/2017	$10,390	$10,338	$10,462
2/28/2017	$10,442	$10,418	$10,512
3/31/2017	$10,443	$10,414	$10,506
4/30/2017	$10,524	$10,500	$10,568
5/31/2017	$10,537	$10,581	$10,564
6/30/2017	$10,476	$10,572	$10,464
7/31/2017	$10,530	$10,625	$10,510
8/31/2017	$10,635	$10,717	$10,622
9/30/2017	$10,582	$10,679	$10,554
10/31/2017	$10,612	$10,692	$10,576
11/30/2017	$10,639	$10,676	$10,590
12/31/2017	$10,714	$10,723	$10,687
1/31/2018	$10,687	$10,620	$10,596
2/28/2018	$10,589	$10,519	$10,492
3/31/2018	$10,678	$10,572	$10,603
4/30/2018	$10,648	$10,501	$10,597
5/31/2018	$10,615	$10,559	$10,642
6/30/2018	$10,649	$10,543	$10,685
7/31/2018	$10,651	$10,565	$10,633
8/31/2018	$10,651	$10,618	$10,710
9/30/2018	$10,585	$10,572	$10,597
10/31/2018	$10,435	$10,484	$10,445
11/30/2018	$10,431	$10,531	$10,495
12/31/2018	$10,500	$10,695	$10,552
1/31/2019	$10,686	$10,843	$10,694
2/28/2019	$10,686	$10,855	$10,693
3/31/2019	$10,882	$11,051	$10,889
4/30/2019	$10,926	$11,066	$10,926
5/31/2019	$11,027	$11,236	$11,106
6/30/2019	$11,155	$11,395	$11,201
7/31/2019	$11,218	$11,429	$11,241
8/31/2019	$11,438	$11,687	$11,509
9/30/2019	$11,333	$11,637	$11,352
10/31/2019	$11,371	$11,674	$11,381
11/30/2019	$11,373	$11,672	$11,398
12/31/2019	$11,423	$11,689	$11,442
1/31/2020	$11,641	$11,899	$11,682
2/29/2020	$11,721	$12,077	$11,843
3/31/2020	$11,140	$11,841	$11,635
4/30/2020	$11,506	$12,078	$11,959
5/31/2020	$11,617	$12,191	$11,995
6/30/2020	$11,794	$12,293	$12,129
7/31/2020	$12,083	$12,509	$12,408
8/31/2020	$12,161	$12,437	$12,543
9/30/2020	$12,125	$12,414	$12,497
10/31/2020	$12,091	$12,370	$12,416
11/30/2020	$12,322	$12,531	$12,555
12/31/2020	$12,445	$12,575	$12,699
1/31/2021	$12,439	$12,496	$12,741
2/28/2021	$12,241	$12,334	$12,536
3/31/2021	$12,252	$12,191	$12,513
4/30/2021	$12,397	$12,293	$12,687
5/31/2021	$12,524	$12,340	$12,841
6/30/2021	$12,592	$12,430	$12,919
7/31/2021	$12,830	$12,555	$13,263
8/31/2021	$12,820	$12,547	$13,240
9/30/2021	$12,722	$12,440	$13,145
10/31/2021	$12,826	$12,429	$13,294
11/30/2021	$12,893	$12,444	$13,413
12/31/2021	$12,946	$12,436	$13,456
1/31/2022	$12,693	$12,163	$13,184
2/28/2022	$12,727	$11,998	$13,296
3/31/2022	$12,607	$11,676	$13,049
4/30/2022	$12,281	$11,240	$12,782
5/31/2022	$12,165	$11,302	$12,656
6/30/2022	$11,821	$11,076	$12,255
7/31/2022	$12,223	$11,355	$12,789
8/31/2022	$11,954	$11,060	$12,448
9/30/2022	$11,255	$10,583	$11,625
10/31/2022	$11,322	$10,467	$11,769
11/30/2022	$11,601	$10,857	$11,984
12/31/2022	$11,545	$10,820	$11,862
1/31/2023	$11,814	$11,156	$12,079
2/28/2023	$11,667	$10,882	$11,913
3/31/2023	$11,919	$11,137	$12,258
4/30/2023	$11,941	$11,205	$12,271
5/31/2023	$11,853	$11,089	$12,124
6/30/2023	$11,857	$11,072	$12,084
7/31/2023	$11,881	$11,083	$12,099
8/31/2023	$11,817	$11,016	$11,991
9/30/2023	$11,587	$10,753	$11,770
10/31/2023	$11,508	$10,592	$11,684
11/30/2023	$11,862	$11,068	$12,001
12/31/2023	$12,235	$11,488	$12,324
1/31/2024	$12,235	$11,461	$12,346
2/29/2024	$12,133	$11,323	$12,213
3/31/2024	$12,235	$11,435	$12,314
4/30/2024	$12,017	$11,167	$12,106
5/31/2024	$12,201	$11,352	$12,314
6/30/2024	$12,315	$11,456	$12,411
7/31/2024	$12,480	$11,716	$12,632
8/31/2024	$12,635	$11,889	$12,731
9/30/2024	$12,812	$12,052	$12,922
10/31/2024	$12,619	$11,778	$12,690
11/30/2024	$12,700	$11,902	$12,752
12/31/2024	$12,495	$11,722	$12,550
1/31/2025	$12,611	$11,793	$12,713
2/28/2025	$12,845	$12,037	$12,990
3/31/2025	$12,917	$12,034	$13,073
4/30/2025	$12,905	$12,077	$13,089
5/31/2025	$12,843	$12,015	$13,011
6/30/2025	$13,000	$12,203	$13,136
7/31/2025	$13,010	$12,185	$13,152
8/31/2025	$13,169	$12,331	$13,354
9/30/2025	$13,247	$12,462	$13,412
10/31/2025	$13,293	$12,544	$13,460

Average Annual Total Returns

I5CV8	1 Year	5 Years	10 Years
Class I	5.34%	1.91%	2.89%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	6.06%	1.63%	3.02%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$156,672,990
Number of Portfolio Holdings	113
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$543,202
Average MaturityFootnote Reference§	6.88 years
DurationFootnote Reference†	6.00 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	75.3%
AAA	0.8
AA	2.0
A	7.3
BBB	13.6
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	73.7%
Corporate Debt Securities	14.1
Foreign Government Obligations	9.7
Short-Term U.S. Government Obligations	1.6
Short-Term Investment Companies	0.7
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	5.6%
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	3.3
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	3.0
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.75%, 07/15/2028	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 01/15/2027	2.5
U.S. Treasury Inflation-Protected Indexed Notes, 2.38%, 10/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 2.13%, 04/15/2029	2.4

Transamerica Inflation Opportunities

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Inflation Opportunities

Class I

Annual Shareholder Report

Transamerica Inflation Opportunities

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$54	0.53%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 5.44%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Treasury Inflation Protected Securities Index, returned 6.06% over the same period.

  The Fund’s duration and yield curve positioning were the primary detractors from benchmark relative performance. The sub-adviser had positioned the Fund for rising rates in the U.S. during the fiscal year, which did not materialize as anticipated. Security selection within U.S. Treasury Inflation Protected Securities (“TIPS”) also detracted from benchmark relative performance.

  Asset allocation was the largest contributor to performance during the fiscal year. The Fund’s overweight to corporate credit, primarily in the financials and industrials sectors, outperformed U.S. TIPS and was the largest contributor to benchmark relative performance during the fiscal year.

  Allocations to European and Japanese TIPS also contributed to benchmark relative performance, while allocations to United Kingdom, Australian TIPS and cash detracted slightly.

  The views expressed reflect the opinions of PineBridge Investments LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Inflation Opportunities

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,969	$9,964	$9,990
12/31/2015	$9,823	$9,914	$9,911
1/31/2016	$9,844	$10,023	$10,058
2/29/2016	$9,906	$10,094	$10,170
3/31/2016	$10,125	$10,218	$10,353
4/30/2016	$10,167	$10,288	$10,389
5/31/2016	$10,156	$10,296	$10,315
6/30/2016	$10,333	$10,477	$10,530
7/31/2016	$10,406	$10,563	$10,621
8/31/2016	$10,469	$10,575	$10,573
9/30/2016	$10,510	$10,577	$10,631
10/31/2016	$10,469	$10,507	$10,589
11/30/2016	$10,289	$10,271	$10,385
12/31/2016	$10,310	$10,301	$10,375
1/31/2017	$10,404	$10,338	$10,462
2/28/2017	$10,456	$10,418	$10,512
3/31/2017	$10,447	$10,414	$10,506
4/30/2017	$10,538	$10,500	$10,568
5/31/2017	$10,541	$10,581	$10,564
6/30/2017	$10,481	$10,572	$10,464
7/31/2017	$10,546	$10,625	$10,510
8/31/2017	$10,640	$10,717	$10,622
9/30/2017	$10,598	$10,679	$10,554
10/31/2017	$10,629	$10,692	$10,576
11/30/2017	$10,656	$10,676	$10,590
12/31/2017	$10,731	$10,723	$10,687
1/31/2018	$10,704	$10,620	$10,596
2/28/2018	$10,607	$10,519	$10,492
3/31/2018	$10,696	$10,572	$10,603
4/30/2018	$10,666	$10,501	$10,597
5/31/2018	$10,634	$10,559	$10,642
6/30/2018	$10,668	$10,543	$10,685
7/31/2018	$10,671	$10,565	$10,633
8/31/2018	$10,682	$10,618	$10,710
9/30/2018	$10,616	$10,572	$10,597
10/31/2018	$10,455	$10,484	$10,445
11/30/2018	$10,463	$10,531	$10,495
12/31/2018	$10,522	$10,695	$10,552
1/31/2019	$10,707	$10,843	$10,694
2/28/2019	$10,707	$10,855	$10,693
3/31/2019	$10,915	$11,051	$10,889
4/30/2019	$10,947	$11,066	$10,926
5/31/2019	$11,059	$11,236	$11,106
6/30/2019	$11,188	$11,395	$11,201
7/31/2019	$11,252	$11,429	$11,241
8/31/2019	$11,472	$11,687	$11,509
9/30/2019	$11,367	$11,637	$11,352
10/31/2019	$11,405	$11,674	$11,381
11/30/2019	$11,397	$11,672	$11,398
12/31/2019	$11,458	$11,689	$11,442
1/31/2020	$11,676	$11,899	$11,682
2/29/2020	$11,756	$12,077	$11,843
3/31/2020	$11,175	$11,841	$11,635
4/30/2020	$11,541	$12,078	$11,959
5/31/2020	$11,641	$12,191	$11,995
6/30/2020	$11,819	$12,293	$12,129
7/31/2020	$12,118	$12,509	$12,408
8/31/2020	$12,185	$12,437	$12,543
9/30/2020	$12,161	$12,414	$12,497
10/31/2020	$12,116	$12,370	$12,416
11/30/2020	$12,358	$12,531	$12,555
12/31/2020	$12,481	$12,575	$12,699
1/31/2021	$12,475	$12,496	$12,741
2/28/2021	$12,277	$12,334	$12,536
3/31/2021	$12,288	$12,191	$12,513
4/30/2021	$12,434	$12,293	$12,687
5/31/2021	$12,560	$12,340	$12,841
6/30/2021	$12,629	$12,430	$12,919
7/31/2021	$12,867	$12,555	$13,263
8/31/2021	$12,857	$12,547	$13,240
9/30/2021	$12,758	$12,440	$13,145
10/31/2021	$12,863	$12,429	$13,294
11/30/2021	$12,930	$12,444	$13,413
12/31/2021	$12,984	$12,436	$13,456
1/31/2022	$12,731	$12,163	$13,184
2/28/2022	$12,767	$11,998	$13,296
3/31/2022	$12,646	$11,676	$13,049
4/30/2022	$12,309	$11,240	$12,782
5/31/2022	$12,205	$11,302	$12,656
6/30/2022	$11,861	$11,076	$12,255
7/31/2022	$12,263	$11,355	$12,789
8/31/2022	$11,982	$11,060	$12,448
9/30/2022	$11,296	$10,583	$11,625
10/31/2022	$11,363	$10,467	$11,769
11/30/2022	$11,642	$10,857	$11,984
12/31/2022	$11,587	$10,820	$11,862
1/31/2023	$11,857	$11,156	$12,079
2/28/2023	$11,709	$10,882	$11,913
3/31/2023	$11,961	$11,137	$12,258
4/30/2023	$11,984	$11,205	$12,271
5/31/2023	$11,884	$11,089	$12,124
6/30/2023	$11,900	$11,072	$12,084
7/31/2023	$11,924	$11,083	$12,099
8/31/2023	$11,860	$11,016	$11,991
9/30/2023	$11,630	$10,753	$11,770
10/31/2023	$11,551	$10,592	$11,684
11/30/2023	$11,894	$11,068	$12,001
12/31/2023	$12,255	$11,488	$12,324
1/31/2024	$12,255	$11,461	$12,346
2/29/2024	$12,154	$11,323	$12,213
3/31/2024	$12,257	$11,435	$12,314
4/30/2024	$12,039	$11,167	$12,106
5/31/2024	$12,224	$11,352	$12,314
6/30/2024	$12,353	$11,456	$12,411
7/31/2024	$12,519	$11,716	$12,632
8/31/2024	$12,675	$11,889	$12,731
9/30/2024	$12,840	$12,052	$12,922
10/31/2024	$12,648	$11,778	$12,690
11/30/2024	$12,730	$11,902	$12,752
12/31/2024	$12,539	$11,722	$12,550
1/31/2025	$12,656	$11,793	$12,713
2/28/2025	$12,891	$12,037	$12,990
3/31/2025	$12,951	$12,034	$13,073
4/30/2025	$12,954	$12,077	$13,089
5/31/2025	$12,893	$12,015	$13,011
6/30/2025	$13,050	$12,203	$13,136
7/31/2025	$13,062	$12,185	$13,152
8/31/2025	$13,209	$12,331	$13,354
9/30/2025	$13,289	$12,462	$13,412
10/31/2025	$13,336	$12,544	$13,460

Average Annual Total Returns

I5CV4	1 Year	5 Years	10 Years
Class I2	5.44%	1.94%	2.92%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	2.29%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	6.06%	1.63%	3.02%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$156,672,990
Number of Portfolio Holdings	113
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$543,202
Average MaturityFootnote Reference§	6.88 years
DurationFootnote Reference†	6.00 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	75.3%
AAA	0.8
AA	2.0
A	7.3
BBB	13.6
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	73.7%
Corporate Debt Securities	14.1
Foreign Government Obligations	9.7
Short-Term U.S. Government Obligations	1.6
Short-Term Investment Companies	0.7
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	5.6%
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	3.3
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	3.0
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.75%, 07/15/2028	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 01/15/2027	2.5
U.S. Treasury Inflation-Protected Indexed Notes, 2.38%, 10/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 2.13%, 04/15/2029	2.4

Transamerica Inflation Opportunities

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Inflation Opportunities

Class I2

Annual Shareholder Report

Transamerica Inflation Opportunities

Class I3

TIOBX

October 31, 2025

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$53	0.52%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I3 shares at NAV returned 5.54%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Treasury Inflation Protected Securities Index, returned 6.06% over the same period.

  The Fund’s duration and yield curve positioning were the primary detractors from benchmark relative performance. The sub-adviser had positioned the Fund for rising rates in the U.S. during the fiscal year, which did not materialize as anticipated. Security selection within U.S. Treasury Inflation Protected Securities (“TIPS”) also detracted from benchmark relative performance.

  Asset allocation was the largest contributor to performance during the fiscal year. The Fund’s overweight to corporate credit, primarily in the financials and industrials sectors, outperformed U.S. TIPS and was the largest contributor to benchmark relative performance during the fiscal year.

  Allocations to European and Japanese TIPS also contributed to benchmark relative performance, while allocations to United Kingdom, Australian TIPS and cash detracted slightly.

  The views expressed reflect the opinions of PineBridge Investments LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Inflation Opportunities

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/27/2023	$10,000	$10,000	$10,000
10/31/2023	$10,000	$9,975	$9,958
11/30/2023	$10,297	$10,424	$10,228
12/31/2023	$10,610	$10,820	$10,504
1/31/2024	$10,610	$10,794	$10,522
2/29/2024	$10,522	$10,665	$10,409
3/31/2024	$10,611	$10,769	$10,495
4/30/2024	$10,423	$10,518	$10,318
5/31/2024	$10,583	$10,692	$10,495
6/30/2024	$10,694	$10,790	$10,577
7/31/2024	$10,838	$11,035	$10,766
8/31/2024	$10,973	$11,197	$10,850
9/30/2024	$11,116	$11,351	$11,013
10/31/2024	$10,949	$11,093	$10,816
11/30/2024	$11,021	$11,210	$10,868
12/31/2024	$10,855	$11,040	$10,696
1/31/2025	$10,957	$11,107	$10,835
2/28/2025	$11,160	$11,337	$11,071
3/31/2025	$11,212	$11,334	$11,142
4/30/2025	$11,214	$11,374	$11,155
5/31/2025	$11,161	$11,316	$11,089
6/30/2025	$11,298	$11,493	$11,195
7/31/2025	$11,308	$11,476	$11,209
8/31/2025	$11,447	$11,614	$11,382
9/30/2025	$11,516	$11,737	$11,431
10/31/2025	$11,556	$11,815	$11,471

Average Annual Total Returns

I5CVD	1 Year	Since Inception 10/27/23
Class I3	5.54%	7.45%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	8.64%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	6.06%	7.13%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$156,672,990
Number of Portfolio Holdings	113
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$543,202
Average MaturityFootnote Reference§	6.88 years
DurationFootnote Reference†	6.00 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class I3

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	75.3%
AAA	0.8
AA	2.0
A	7.3
BBB	13.6
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	73.7%
Corporate Debt Securities	14.1
Foreign Government Obligations	9.7
Short-Term U.S. Government Obligations	1.6
Short-Term Investment Companies	0.7
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	5.6%
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	3.3
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	3.0
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.75%, 07/15/2028	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 01/15/2027	2.5
U.S. Treasury Inflation-Protected Indexed Notes, 2.38%, 10/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 2.13%, 04/15/2029	2.4

Transamerica Inflation Opportunities

Class I3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Inflation Opportunities

Class I3

Annual Shareholder Report

Transamerica Inflation Opportunities

Class R

TIODX

October 31, 2025

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$102	1.00%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R shares at NAV returned 4.99%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Treasury Inflation Protected Securities Index, returned 6.06% over the same period.

  The Fund’s duration and yield curve positioning were the primary detractors from benchmark relative performance. The sub-adviser had positioned the Fund for rising rates in the U.S. during the fiscal year, which did not materialize as anticipated. Security selection within U.S. Treasury Inflation Protected Securities (“TIPS”) also detracted from benchmark relative performance.

  Asset allocation was the largest contributor to performance during the fiscal year. The Fund’s overweight to corporate credit, primarily in the financials and industrials sectors, outperformed U.S. TIPS and was the largest contributor to benchmark relative performance during the fiscal year.

  Allocations to European and Japanese TIPS also contributed to benchmark relative performance, while allocations to United Kingdom, Australian TIPS and cash detracted slightly.

  The views expressed reflect the opinions of PineBridge Investments LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Inflation Opportunities

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/27/2023	$10,000	$10,000	$10,000
10/31/2023	$10,000	$9,975	$9,958
11/30/2023	$10,296	$10,424	$10,228
12/31/2023	$10,608	$10,820	$10,504
1/31/2024	$10,597	$10,794	$10,522
2/29/2024	$10,508	$10,665	$10,409
3/31/2024	$10,594	$10,769	$10,495
4/30/2024	$10,400	$10,518	$10,318
5/31/2024	$10,557	$10,692	$10,495
6/30/2024	$10,654	$10,790	$10,577
7/31/2024	$10,795	$11,035	$10,766
8/31/2024	$10,926	$11,197	$10,850
9/30/2024	$11,066	$11,351	$11,013
10/31/2024	$10,905	$11,093	$10,816
11/30/2024	$10,961	$11,210	$10,868
12/31/2024	$10,787	$11,040	$10,696
1/31/2025	$10,885	$11,107	$10,835
2/28/2025	$11,086	$11,337	$11,071
3/31/2025	$11,134	$11,334	$11,142
4/30/2025	$11,133	$11,374	$11,155
5/31/2025	$11,075	$11,316	$11,089
6/30/2025	$11,197	$11,493	$11,195
7/31/2025	$11,214	$11,476	$11,209
8/31/2025	$11,337	$11,614	$11,382
9/30/2025	$11,402	$11,737	$11,431
10/31/2025	$11,438	$11,815	$11,471

Average Annual Total Returns

I5CV5	1 Year	Since Inception 10/27/23
Class R	4.99%	6.90%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	8.64%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	6.06%	7.13%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$156,672,990
Number of Portfolio Holdings	113
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$543,202
Average MaturityFootnote Reference§	6.88 years
DurationFootnote Reference†	6.00 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class R

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	75.3%
AAA	0.8
AA	2.0
A	7.3
BBB	13.6
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	73.7%
Corporate Debt Securities	14.1
Foreign Government Obligations	9.7
Short-Term U.S. Government Obligations	1.6
Short-Term Investment Companies	0.7
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	5.6%
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	3.3
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	3.0
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.75%, 07/15/2028	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 01/15/2027	2.5
U.S. Treasury Inflation-Protected Indexed Notes, 2.38%, 10/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 2.13%, 04/15/2029	2.4

Transamerica Inflation Opportunities

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Inflation Opportunities

Class R

Annual Shareholder Report

Transamerica Inflation Opportunities

Class R4

TIOEX

October 31, 2025

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$67	0.65%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R4 shares at NAV returned 5.34%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Treasury Inflation Protected Securities Index, returned 6.06% over the same period.

  The Fund’s duration and yield curve positioning were the primary detractors from benchmark relative performance. The sub-adviser had positioned the Fund for rising rates in the U.S. during the fiscal year, which did not materialize as anticipated. Security selection within U.S. Treasury Inflation Protected Securities (“TIPS”) also detracted from benchmark relative performance.

  Asset allocation was the largest contributor to performance during the fiscal year. The Fund’s overweight to corporate credit, primarily in the financials and industrials sectors, outperformed U.S. TIPS and was the largest contributor to benchmark relative performance during the fiscal year.

  Allocations to European and Japanese TIPS also contributed to benchmark relative performance, while allocations to United Kingdom, Australian TIPS and cash detracted slightly.

  The views expressed reflect the opinions of PineBridge Investments LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Inflation Opportunities

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
10/27/2023	$10,000	$10,000	$10,000
10/31/2023	$9,989	$9,975	$9,958
11/30/2023	$10,285	$10,424	$10,228
12/31/2023	$10,597	$10,820	$10,504
1/31/2024	$10,597	$10,794	$10,522
2/29/2024	$10,499	$10,665	$10,409
3/31/2024	$10,597	$10,769	$10,495
4/30/2024	$10,407	$10,518	$10,318
5/31/2024	$10,567	$10,692	$10,495
6/30/2024	$10,666	$10,790	$10,577
7/31/2024	$10,809	$11,035	$10,766
8/31/2024	$10,942	$11,197	$10,850
9/30/2024	$11,095	$11,351	$11,013
10/31/2024	$10,927	$11,093	$10,816
11/30/2024	$10,997	$11,210	$10,868
12/31/2024	$10,819	$11,040	$10,696
1/31/2025	$10,920	$11,107	$10,835
2/28/2025	$11,123	$11,337	$11,071
3/31/2025	$11,174	$11,334	$11,142
4/30/2025	$11,175	$11,374	$11,155
5/31/2025	$11,133	$11,316	$11,089
6/30/2025	$11,257	$11,493	$11,195
7/31/2025	$11,266	$11,476	$11,209
8/31/2025	$11,404	$11,614	$11,382
9/30/2025	$11,471	$11,737	$11,431
10/31/2025	$11,510	$11,815	$11,471

Average Annual Total Returns

I5CVE	1 Year	Since Inception 10/27/23
Class R4	5.34%	7.29%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	8.64%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	6.06%	7.13%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$156,672,990
Number of Portfolio Holdings	113
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$543,202
Average MaturityFootnote Reference§	6.88 years
DurationFootnote Reference†	6.00 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class R4

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	75.3%
AAA	0.8
AA	2.0
A	7.3
BBB	13.6
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	73.7%
Corporate Debt Securities	14.1
Foreign Government Obligations	9.7
Short-Term U.S. Government Obligations	1.6
Short-Term Investment Companies	0.7
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	5.6%
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	3.3
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	3.0
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.75%, 07/15/2028	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 01/15/2027	2.5
U.S. Treasury Inflation-Protected Indexed Notes, 2.38%, 10/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 2.13%, 04/15/2029	2.4

Transamerica Inflation Opportunities

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Inflation Opportunities

Class R4

Annual Shareholder Report

Transamerica Inflation Opportunities

Class R6

RTIOX

October 31, 2025

Fund Overview

Transamerica Inflation Opportunities (the "Fund") seeks maximum real return, consistent with appreciation of capital. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$54	0.53%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 5.43%. For the same period, the Fund’s broad-based benchmark, the Bloomberg US Universal Bond Index, returned 6.51%. The performance benchmark, the Bloomberg US Treasury Inflation Protected Securities Index, returned 6.06% over the same period.

  The Fund’s duration and yield curve positioning were the primary detractors from benchmark relative performance. The sub-adviser had positioned the Fund for rising rates in the U.S. during the fiscal year, which did not materialize as anticipated. Security selection within U.S. Treasury Inflation Protected Securities (“TIPS”) also detracted from benchmark relative performance.

  Asset allocation was the largest contributor to performance during the fiscal year. The Fund’s overweight to corporate credit, primarily in the financials and industrials sectors, outperformed U.S. TIPS and was the largest contributor to benchmark relative performance during the fiscal year.

  Allocations to European and Japanese TIPS also contributed to benchmark relative performance, while allocations to United Kingdom, Australian TIPS and cash detracted slightly.

  The views expressed reflect the opinions of PineBridge Investments LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Inflation Opportunities

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	Bloomberg US Universal Bond Index	Bloomberg US Treasury Inflation Protected Securities Index
7/25/2016	$10,000	$10,000	$10,000
7/31/2016	$10,081	$10,041	$10,095
8/31/2016	$10,131	$10,052	$10,049
9/30/2016	$10,171	$10,054	$10,104
10/31/2016	$10,131	$9,988	$10,064
11/30/2016	$9,957	$9,763	$9,871
12/31/2016	$9,977	$9,792	$9,861
1/31/2017	$10,068	$9,827	$9,944
2/28/2017	$10,119	$9,903	$9,991
3/31/2017	$10,120	$9,899	$9,986
4/30/2017	$10,198	$9,981	$10,045
5/31/2017	$10,201	$10,058	$10,040
6/30/2017	$10,143	$10,050	$9,945
7/31/2017	$10,206	$10,100	$9,989
8/31/2017	$10,297	$10,187	$10,096
9/30/2017	$10,256	$10,151	$10,031
10/31/2017	$10,286	$10,163	$10,052
11/30/2017	$10,312	$10,148	$10,065
12/31/2017	$10,384	$10,193	$10,158
1/31/2018	$10,359	$10,095	$10,071
2/28/2018	$10,265	$9,999	$9,973
3/31/2018	$10,361	$10,049	$10,077
4/30/2018	$10,322	$9,982	$10,072
5/31/2018	$10,291	$10,037	$10,115
6/30/2018	$10,324	$10,022	$10,155
7/31/2018	$10,327	$10,043	$10,106
8/31/2018	$10,337	$10,093	$10,179
9/30/2018	$10,273	$10,049	$10,072
10/31/2018	$10,129	$9,965	$9,928
11/30/2018	$10,126	$10,010	$9,975
12/31/2018	$10,182	$10,167	$10,029
1/31/2019	$10,372	$10,307	$10,164
2/28/2019	$10,372	$10,318	$10,163
3/31/2019	$10,563	$10,504	$10,350
4/30/2019	$10,594	$10,519	$10,384
5/31/2019	$10,703	$10,680	$10,556
6/30/2019	$10,827	$10,831	$10,647
7/31/2019	$10,889	$10,864	$10,684
8/31/2019	$11,102	$11,109	$10,938
9/30/2019	$11,001	$11,061	$10,790
10/31/2019	$11,037	$11,097	$10,817
11/30/2019	$11,029	$11,095	$10,834
12/31/2019	$11,089	$11,111	$10,875
1/31/2020	$11,300	$11,311	$11,103
2/29/2020	$11,377	$11,480	$11,257
3/31/2020	$10,815	$11,256	$11,059
4/30/2020	$11,169	$11,481	$11,366
5/31/2020	$11,266	$11,589	$11,401
6/30/2020	$11,448	$11,685	$11,528
7/31/2020	$11,727	$11,891	$11,793
8/31/2020	$11,803	$11,822	$11,922
9/30/2020	$11,768	$11,801	$11,878
10/31/2020	$11,736	$11,759	$11,801
11/30/2020	$11,960	$11,912	$11,933
12/31/2020	$12,079	$11,953	$12,070
1/31/2021	$12,073	$11,878	$12,110
2/28/2021	$11,881	$11,725	$11,915
3/31/2021	$11,892	$11,588	$11,893
4/30/2021	$12,033	$11,686	$12,059
5/31/2021	$12,155	$11,730	$12,205
6/30/2021	$12,221	$11,816	$12,279
7/31/2021	$12,451	$11,934	$12,606
8/31/2021	$12,442	$11,926	$12,584
9/30/2021	$12,347	$11,825	$12,494
10/31/2021	$12,448	$11,815	$12,636
11/30/2021	$12,513	$11,829	$12,749
12/31/2021	$12,565	$11,821	$12,789
1/31/2022	$12,321	$11,562	$12,531
2/28/2022	$12,355	$11,404	$12,637
3/31/2022	$12,238	$11,098	$12,402
4/30/2022	$11,923	$10,685	$12,149
5/31/2022	$11,811	$10,743	$12,029
6/30/2022	$11,478	$10,529	$11,648
7/31/2022	$11,867	$10,793	$12,155
8/31/2022	$11,607	$10,513	$11,832
9/30/2022	$10,931	$10,060	$11,049
10/31/2022	$10,996	$9,949	$11,186
11/30/2022	$11,266	$10,320	$11,390
12/31/2022	$11,213	$10,285	$11,274
1/31/2023	$11,473	$10,604	$11,481
2/28/2023	$11,331	$10,344	$11,323
3/31/2023	$11,575	$10,587	$11,650
4/30/2023	$11,597	$10,651	$11,663
5/31/2023	$11,512	$10,541	$11,524
6/30/2023	$11,515	$10,524	$11,485
7/31/2023	$11,539	$10,535	$11,499
8/31/2023	$11,477	$10,471	$11,397
9/30/2023	$11,254	$10,222	$11,186
10/31/2023	$11,178	$10,068	$11,105
11/30/2023	$11,510	$10,521	$11,406
12/31/2023	$11,859	$10,920	$11,713
1/31/2024	$11,871	$10,894	$11,734
2/29/2024	$11,761	$10,764	$11,608
3/31/2024	$11,861	$10,869	$11,703
4/30/2024	$11,650	$10,615	$11,506
5/31/2024	$11,829	$10,791	$11,704
6/30/2024	$11,954	$10,890	$11,796
7/31/2024	$12,114	$11,137	$12,006
8/31/2024	$12,265	$11,301	$12,100
9/30/2024	$12,437	$11,456	$12,282
10/31/2024	$12,251	$11,196	$12,062
11/30/2024	$12,331	$11,314	$12,120
12/31/2024	$12,133	$11,143	$11,928
1/31/2025	$12,247	$11,210	$12,083
2/28/2025	$12,475	$11,442	$12,346
3/31/2025	$12,545	$11,439	$12,425
4/30/2025	$12,548	$11,480	$12,440
5/31/2025	$12,489	$11,421	$12,367
6/30/2025	$12,628	$11,599	$12,485
7/31/2025	$12,652	$11,583	$12,500
8/31/2025	$12,795	$11,722	$12,693
9/30/2025	$12,872	$11,846	$12,747
10/31/2025	$12,917	$11,924	$12,793

Average Annual Total Returns

I5CVB	1 Year	5 Years	Since Inception 7/25/16
Class R6	5.43%	1.94%	2.80%
Bloomberg US Universal Bond IndexFootnote Reference(a)	6.51%	0.28%	1.92%
Bloomberg US Treasury Inflation Protected Securities IndexFootnote Reference(b)	6.06%	1.63%	2.69%
Footnote	Description
Footnote(a)	Bloomberg US Universal Bond Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$156,672,990
Number of Portfolio Holdings	113
Portfolio Turnover Rate	29%
Total Advisory Fees Paid (net of waivers and reimbursements)	$543,202
Average MaturityFootnote Reference§	6.88 years
DurationFootnote Reference†	6.00 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Inflation Opportunities

Class R6

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

U.S. Government and Agency Securities	75.3%
AAA	0.8
AA	2.0
A	7.3
BBB	13.6
NR (Not Rated)	0.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

U.S. Government Obligations	73.7%
Corporate Debt Securities	14.1
Foreign Government Obligations	9.7
Short-Term U.S. Government Obligations	1.6
Short-Term Investment Companies	0.7
Other Investment Company	0.5
Net Other Assets (Liabilities)Footnote Reference^	(0.3)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

U.S. Treasury Inflation-Protected Indexed Notes, 0.13%, 01/15/2032	5.6%
U.S. Treasury Inflation-Protected Indexed Notes, 0.50%, 01/15/2028	3.3
U.S. Treasury Inflation-Protected Indexed Bonds, 0.75%, 02/15/2042	3.1
U.S. Treasury Inflation-Protected Indexed Notes, 1.63%, 10/15/2027	3.0
U.S. Treasury Inflation-Protected Indexed Notes, 1.25%, 04/15/2028	2.9
U.S. Treasury Inflation-Protected Indexed Notes, 0.75%, 07/15/2028	2.7
Japan Government CPI-Linked Bonds, 0.10%, 03/10/2026	2.6
U.S. Treasury Inflation-Protected Indexed Notes, 0.38%, 01/15/2027	2.5
U.S. Treasury Inflation-Protected Indexed Notes, 2.38%, 10/15/2028	2.4
U.S. Treasury Inflation-Protected Indexed Notes, 2.13%, 04/15/2029	2.4

Transamerica Inflation Opportunities

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Inflation Opportunities

Class R6

Annual Shareholder Report

Transamerica Intermediate Muni

Class A

TAMUX

October 31, 2025

Fund Overview

Transamerica Intermediate Muni (the "Fund") seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$70	0.69%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 3.30%. For the same period, the Fund’s broad-based benchmark, the Bloomberg Municipal Bond Index, returned 4.17%. The performance benchmark, the Bloomberg Muni Managed Money Intermediate Index, returned 4.82% over the same period.

  The municipal bond market enjoyed gains during the fiscal year ended October 31, 2025. The 10-year Municipal/Treasury ratio ended the fiscal year at 66% compared to 70% in November 2024, reflecting richer relative valuations in municipal bonds. The municipal yield curve also steepened during the fiscal year, as short-term rates declined and long-term rates increased. Issuance remained robust, increasing approximately 10% year-over-year.

  Fund performance during the fiscal year was primarily driven by movements in the yield curve and the income generated from the securities held in the Fund.

  Yield curve steepening in the first half of the fiscal year was the primary detractor from returns. As the long-end of the municipal curve steepened in November 2024, the overweight to 20+ year maturities held by the Fund underperformed.

  The sub-adviser trimmed exposure to these longer maturities throughout the fiscal year and the Fund ended the period with a lower duration profile than the benchmark. This was done to decrease overall interest rate sensitivity of the Fund while also taking advantage of what the sub-adviser viewed as attractive yield in the short and intermediate portions of the yield curve.

  Revenue bonds contributed to active returns during the fiscal year. This was especially true in the housing sector where higher coupons, Federal Reserve easing and limited issuance pushed prices higher.

  A-rated and AA-rated credits contributed to active returns, while lower quality credits broadly underperformed.

  The views expressed reflect the opinions of Belle Haven Investments, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Intermediate Muni

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	Bloomberg Municipal Bond Index	Bloomberg Muni Managed Money Intermediate Index
10/31/2015	$9,675	$10,000	$10,000
11/30/2015	$9,711	$10,040	$10,030
12/31/2015	$9,790	$10,110	$10,100
1/31/2016	$9,914	$10,231	$10,250
2/29/2016	$9,925	$10,247	$10,262
3/31/2016	$9,973	$10,279	$10,275
4/30/2016	$10,047	$10,355	$10,352
5/31/2016	$10,069	$10,383	$10,350
6/30/2016	$10,263	$10,548	$10,510
7/31/2016	$10,253	$10,555	$10,519
8/31/2016	$10,278	$10,569	$10,518
9/30/2016	$10,241	$10,516	$10,474
10/31/2016	$10,118	$10,406	$10,360
11/30/2016	$9,620	$10,018	$9,939
12/31/2016	$9,755	$10,135	$10,073
1/31/2017	$9,798	$10,202	$10,142
2/28/2017	$9,877	$10,273	$10,209
3/31/2017	$9,921	$10,295	$10,231
4/30/2017	$10,008	$10,370	$10,323
5/31/2017	$10,156	$10,535	$10,493
6/30/2017	$10,119	$10,497	$10,443
7/31/2017	$10,180	$10,582	$10,526
8/31/2017	$10,277	$10,662	$10,596
9/30/2017	$10,231	$10,608	$10,528
10/31/2017	$10,240	$10,634	$10,545
11/30/2017	$10,195	$10,577	$10,451
12/31/2017	$10,303	$10,688	$10,564
1/31/2018	$10,150	$10,562	$10,426
2/28/2018	$10,107	$10,530	$10,385
3/31/2018	$10,171	$10,569	$10,418
4/30/2018	$10,126	$10,531	$10,382
5/31/2018	$10,245	$10,652	$10,494
6/30/2018	$10,247	$10,661	$10,504
7/31/2018	$10,277	$10,687	$10,534
8/31/2018	$10,306	$10,714	$10,553
9/30/2018	$10,244	$10,645	$10,481
10/31/2018	$10,165	$10,579	$10,422
11/30/2018	$10,278	$10,697	$10,554
12/31/2018	$10,401	$10,825	$10,693
1/31/2019	$10,488	$10,906	$10,799
2/28/2019	$10,547	$10,965	$10,857
3/31/2019	$10,698	$11,138	$11,005
4/30/2019	$10,729	$11,180	$11,028
5/31/2019	$10,881	$11,334	$11,178
6/30/2019	$10,931	$11,376	$11,220
7/31/2019	$11,019	$11,468	$11,324
8/31/2019	$11,182	$11,649	$11,481
9/30/2019	$11,102	$11,555	$11,366
10/31/2019	$11,115	$11,576	$11,390
11/30/2019	$11,129	$11,605	$11,414
12/31/2019	$11,160	$11,640	$11,453
1/31/2020	$11,344	$11,849	$11,664
2/29/2020	$11,490	$12,002	$11,790
3/31/2020	$11,037	$11,567	$11,484
4/30/2020	$10,880	$11,422	$11,403
5/31/2020	$11,197	$11,785	$11,813
6/30/2020	$11,295	$11,882	$11,831
7/31/2020	$11,470	$12,082	$12,012
8/31/2020	$11,443	$12,025	$11,936
9/30/2020	$11,437	$12,028	$11,945
10/31/2020	$11,419	$11,992	$11,899
11/30/2020	$11,576	$12,173	$12,065
12/31/2020	$11,655	$12,247	$12,106
1/31/2021	$11,726	$12,325	$12,146
2/28/2021	$11,550	$12,129	$11,927
3/31/2021	$11,623	$12,204	$11,990
4/30/2021	$11,735	$12,306	$12,082
5/31/2021	$11,798	$12,343	$12,098
6/30/2021	$11,842	$12,377	$12,111
7/31/2021	$11,935	$12,480	$12,221
8/31/2021	$11,881	$12,434	$12,181
9/30/2021	$11,778	$12,344	$12,078
10/31/2021	$11,765	$12,308	$12,038
11/30/2021	$11,878	$12,413	$12,130
12/31/2021	$11,895	$12,433	$12,152
1/31/2022	$11,565	$12,092	$11,790
2/28/2022	$11,493	$12,049	$11,757
3/31/2022	$11,093	$11,659	$11,371
4/30/2022	$10,674	$11,336	$11,066
5/31/2022	$10,810	$11,505	$11,265
6/30/2022	$10,529	$11,316	$11,130
7/31/2022	$10,866	$11,615	$11,444
8/31/2022	$10,545	$11,361	$11,197
9/30/2022	$10,033	$10,924	$10,791
10/31/2022	$9,892	$10,834	$10,750
11/30/2022	$10,483	$11,340	$11,215
12/31/2022	$10,463	$11,373	$11,275
1/31/2023	$10,825	$11,700	$11,589
2/28/2023	$10,545	$11,435	$11,311
3/31/2023	$10,768	$11,689	$11,582
4/30/2023	$10,780	$11,662	$11,534
5/31/2023	$10,691	$11,561	$11,389
6/30/2023	$10,795	$11,677	$11,486
7/31/2023	$10,828	$11,723	$11,525
8/31/2023	$10,699	$11,554	$11,354
9/30/2023	$10,397	$11,216	$11,013
10/31/2023	$10,278	$11,120	$10,955
11/30/2023	$10,838	$11,826	$11,633
12/31/2023	$11,102	$12,101	$11,916
1/31/2024	$11,109	$12,039	$11,839
2/29/2024	$11,137	$12,055	$11,841
3/31/2024	$11,144	$12,054	$11,822
4/30/2024	$11,016	$11,905	$11,651
5/31/2024	$11,014	$11,870	$11,543
6/30/2024	$11,191	$12,052	$11,726
7/31/2024	$11,305	$12,162	$11,837
8/31/2024	$11,377	$12,258	$11,948
9/30/2024	$11,503	$12,379	$12,061
10/31/2024	$11,342	$12,198	$11,852
11/30/2024	$11,532	$12,409	$12,038
12/31/2024	$11,383	$12,228	$11,878
1/31/2025	$11,404	$12,290	$11,955
2/28/2025	$11,522	$12,411	$12,088
3/31/2025	$11,340	$12,201	$11,866
4/30/2025	$11,233	$12,103	$11,789
5/31/2025	$11,221	$12,111	$11,857
6/30/2025	$11,297	$12,186	$11,951
7/31/2025	$11,264	$12,161	$11,968
8/31/2025	$11,350	$12,267	$12,074
9/30/2025	$11,587	$12,551	$12,287
10/31/2025	$11,716	$12,707	$12,424

Average Annual Total Returns

I4CJ1	1 Year	5 Years	10 Years
Class A with Load	(0.07%)	(0.15%)	1.60%
Class A	3.30%	0.52%	1.93%
Bloomberg Municipal Bond IndexFootnote Reference(a)	4.17%	1.16%	2.42%
Bloomberg Muni Managed Money Intermediate IndexFootnote Reference(b)	4.82%	0.87%	2.19%
Footnote	Description
Footnote(a)	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from one to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and Fitch. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$954,092,228
Number of Portfolio Holdings	817
Portfolio Turnover Rate	118%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,509,081
Average MaturityFootnote Reference§	6.92 years
DurationFootnote Reference†	5.38 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Intermediate Muni

Class A

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	5.6%
AA	63.4
A	12.2
BBB	6.9
BB	0.4
NR (Not Rated)	6.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	95.0%
Repurchase Agreements	10.1
Net Other Assets (Liabilities)Footnote Reference^	(5.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

New York City Municipal Water Finance Authority, Revenue Bonds, Series AA-6, 3.80%, 06/15/2048	1.3%
Development Authority of Burke County, Revenue Bonds, 3.95%, 11/01/2052	1.2
New York State Dormitory Authority, Revenue Bonds, Series A, 5.00%, 10/01/2037	1.1
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Series A, 4.00%, 11/15/2039	0.8
Isle Wight County Industrial Development Authority, Revenue Bonds, (AG), 5.25%, 07/01/2048	0.8
Lancaster Financing Authority, Revenue Bonds, Series A, (BAM), 5.00%, 05/01/2054	0.8
New York State Dormitory Authority, Revenue Bonds, Series A, 5.50%, 07/01/2054	0.7
California Enterprise Development Authority, Revenue Bonds, Series A, 5.50%, 11/01/2059	0.7
Public Finance Authority, Revenue Bonds, Series A-1, (BAM), 5.38%, 07/01/2047	0.7
Fishers Town Hall Building Corp., Revenue Bonds, Series A, (BAM), 5.75%, 07/15/2058	0.7

Transamerica Intermediate Muni

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Intermediate Muni

Class A

Annual Shareholder Report

Transamerica Intermediate Muni

Class C

TCMUX

October 31, 2025

Fund Overview

Transamerica Intermediate Muni (the "Fund") seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$131	1.29%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 2.68%. For the same period, the Fund’s broad-based benchmark, the Bloomberg Municipal Bond Index, returned 4.17%. The performance benchmark, the Bloomberg Muni Managed Money Intermediate Index, returned 4.82% over the same period.

  The municipal bond market enjoyed gains during the fiscal year ended October 31, 2025. The 10-year Municipal/Treasury ratio ended the fiscal year at 66% compared to 70% in November 2024, reflecting richer relative valuations in municipal bonds. The municipal yield curve also steepened during the fiscal year, as short-term rates declined and long-term rates increased. Issuance remained robust, increasing approximately 10% year-over-year.

  Fund performance during the fiscal year was primarily driven by movements in the yield curve and the income generated from the securities held in the Fund.

  Yield curve steepening in the first half of the fiscal year was the primary detractor from returns. As the long-end of the municipal curve steepened in November 2024, the overweight to 20+ year maturities held by the Fund underperformed.

  The sub-adviser trimmed exposure to these longer maturities throughout the fiscal year and the Fund ended the period with a lower duration profile than the benchmark. This was done to decrease overall interest rate sensitivity of the Fund while also taking advantage of what the sub-adviser viewed as attractive yield in the short and intermediate portions of the yield curve.

  Revenue bonds contributed to active returns during the fiscal year. This was especially true in the housing sector where higher coupons, Federal Reserve easing and limited issuance pushed prices higher.

  A-rated and AA-rated credits contributed to active returns, while lower quality credits broadly underperformed.

  The views expressed reflect the opinions of Belle Haven Investments, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Intermediate Muni

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	Bloomberg Municipal Bond Index	Bloomberg Muni Managed Money Intermediate Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$10,042	$10,040	$10,030
12/31/2015	$10,119	$10,110	$10,100
1/31/2016	$10,233	$10,231	$10,250
2/29/2016	$10,240	$10,247	$10,262
3/31/2016	$10,294	$10,279	$10,275
4/30/2016	$10,357	$10,355	$10,352
5/31/2016	$10,383	$10,383	$10,350
6/30/2016	$10,570	$10,548	$10,510
7/31/2016	$10,555	$10,555	$10,519
8/31/2016	$10,584	$10,569	$10,518
9/30/2016	$10,532	$10,516	$10,474
10/31/2016	$10,400	$10,406	$10,360
11/30/2016	$9,890	$10,018	$9,939
12/31/2016	$10,024	$10,135	$10,073
1/31/2017	$10,063	$10,202	$10,142
2/28/2017	$10,131	$10,273	$10,209
3/31/2017	$10,170	$10,295	$10,231
4/30/2017	$10,255	$10,370	$10,323
5/31/2017	$10,411	$10,535	$10,493
6/30/2017	$10,368	$10,497	$10,443
7/31/2017	$10,425	$10,582	$10,526
8/31/2017	$10,519	$10,662	$10,596
10/31/2017	$10,470	$10,634	$10,545
11/30/2017	$10,418	$10,577	$10,451
12/31/2017	$10,514	$10,688	$10,564
1/31/2018	$10,362	$10,562	$10,426
2/28/2018	$10,313	$10,530	$10,385
3/31/2018	$10,373	$10,569	$10,418
4/30/2018	$10,323	$10,531	$10,382
5/31/2018	$10,439	$10,652	$10,494
6/30/2018	$10,435	$10,661	$10,504
7/31/2018	$10,459	$10,687	$10,534
8/31/2018	$10,474	$10,714	$10,553
9/30/2018	$10,416	$10,645	$10,481
10/31/2018	$10,320	$10,579	$10,422
11/30/2018	$10,439	$10,697	$10,554
12/31/2018	$10,550	$10,825	$10,693
1/31/2019	$10,641	$10,906	$10,799
2/28/2019	$10,696	$10,965	$10,857
3/31/2019	$10,844	$11,138	$11,005
4/30/2019	$10,870	$11,180	$11,028
5/31/2019	$11,019	$11,334	$11,178
6/30/2019	$11,055	$11,376	$11,220
7/31/2019	$11,147	$11,468	$11,324
8/31/2019	$11,297	$11,649	$11,481
9/30/2019	$11,210	$11,555	$11,366
10/31/2019	$11,227	$11,576	$11,390
11/30/2019	$11,235	$11,605	$11,414
12/31/2019	$11,251	$11,640	$11,453
1/31/2020	$11,430	$11,849	$11,664
2/29/2020	$11,582	$12,002	$11,790
3/31/2020	$11,110	$11,567	$11,484
4/30/2020	$10,954	$11,422	$11,403
5/31/2020	$11,269	$11,785	$11,813
6/30/2020	$11,352	$11,882	$11,831
7/31/2020	$11,532	$12,082	$12,012
8/31/2020	$11,489	$12,025	$11,936
9/30/2020	$11,477	$12,028	$11,945
10/31/2020	$11,463	$11,992	$11,899
11/30/2020	$11,615	$12,173	$12,065
12/31/2020	$11,679	$12,247	$12,106
1/31/2021	$11,744	$12,325	$12,146
2/28/2021	$11,571	$12,129	$11,927
3/31/2021	$11,629	$12,204	$11,990
4/30/2021	$11,745	$12,306	$12,082
5/31/2021	$11,802	$12,343	$12,098
6/30/2021	$11,840	$12,377	$12,111
7/31/2021	$11,926	$12,480	$12,221
8/31/2021	$11,865	$12,434	$12,181
9/30/2021	$11,756	$12,344	$12,078
10/31/2021	$11,727	$12,308	$12,038
11/30/2021	$11,844	$12,413	$12,130
12/31/2021	$11,854	$12,433	$12,152
1/31/2022	$11,519	$12,092	$11,790
2/28/2022	$11,442	$12,049	$11,757
3/31/2022	$11,037	$11,659	$11,371
4/30/2022	$10,613	$11,336	$11,066
5/31/2022	$10,743	$11,505	$11,265
6/30/2022	$10,459	$11,316	$11,130
7/31/2022	$10,788	$11,615	$11,444
8/31/2022	$10,462	$11,361	$11,197
9/30/2022	$9,949	$10,924	$10,791
10/31/2022	$9,803	$10,834	$10,750
11/30/2022	$10,385	$11,340	$11,215
12/31/2022	$10,360	$11,373	$11,275
1/31/2023	$10,714	$11,700	$11,589
2/28/2023	$10,431	$11,435	$11,311
3/31/2023	$10,646	$11,689	$11,582
4/30/2023	$10,653	$11,662	$11,534
5/31/2023	$10,559	$11,561	$11,389
6/30/2023	$10,657	$11,677	$11,486
7/31/2023	$10,683	$11,723	$11,525
8/31/2023	$10,550	$11,554	$11,354
9/30/2023	$10,245	$11,216	$11,013
10/31/2023	$10,122	$11,120	$10,955
11/30/2023	$10,670	$11,826	$11,633
12/31/2023	$10,925	$12,101	$11,916
1/31/2024	$10,926	$12,039	$11,839
2/29/2024	$10,948	$12,055	$11,841
3/31/2024	$10,949	$12,054	$11,822
4/30/2024	$10,818	$11,905	$11,651
5/31/2024	$10,810	$11,870	$11,543
6/30/2024	$10,978	$12,052	$11,726
7/31/2024	$11,084	$12,162	$11,837
8/31/2024	$11,149	$12,258	$11,948
9/30/2024	$11,266	$12,379	$12,061
10/31/2024	$11,103	$12,198	$11,852
11/30/2024	$11,283	$12,409	$12,038
12/31/2024	$11,131	$12,228	$11,878
1/31/2025	$11,146	$12,290	$11,955
2/28/2025	$11,256	$12,411	$12,088
3/31/2025	$11,073	$12,201	$11,866
4/30/2025	$10,962	$12,103	$11,789
5/31/2025	$10,945	$12,111	$11,857
6/30/2025	$11,014	$12,186	$11,951
7/31/2025	$10,977	$12,161	$11,968
8/31/2025	$11,065	$12,267	$12,074
9/30/2025	$11,281	$12,551	$12,287
10/31/2025	$11,400	$12,707	$12,424

Average Annual Total Returns

I4CJ3	1 Year	5 Years	10 Years
Class C with Load	1.68%	(0.11%)	1.32%
Class C	2.68%	(0.11%)	1.32%
Bloomberg Municipal Bond IndexFootnote Reference(a)	4.17%	1.16%	2.42%
Bloomberg Muni Managed Money Intermediate IndexFootnote Reference(b)	4.82%	0.87%	2.19%
Footnote	Description
Footnote(a)	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from one to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and Fitch. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$954,092,228
Number of Portfolio Holdings	817
Portfolio Turnover Rate	118%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,509,081
Average MaturityFootnote Reference§	6.92 years
DurationFootnote Reference†	5.38 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Intermediate Muni

Class C

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	5.6%
AA	63.4
A	12.2
BBB	6.9
BB	0.4
NR (Not Rated)	6.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	95.0%
Repurchase Agreements	10.1
Net Other Assets (Liabilities)Footnote Reference^	(5.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

New York City Municipal Water Finance Authority, Revenue Bonds, Series AA-6, 3.80%, 06/15/2048	1.3%
Development Authority of Burke County, Revenue Bonds, 3.95%, 11/01/2052	1.2
New York State Dormitory Authority, Revenue Bonds, Series A, 5.00%, 10/01/2037	1.1
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Series A, 4.00%, 11/15/2039	0.8
Isle Wight County Industrial Development Authority, Revenue Bonds, (AG), 5.25%, 07/01/2048	0.8
Lancaster Financing Authority, Revenue Bonds, Series A, (BAM), 5.00%, 05/01/2054	0.8
New York State Dormitory Authority, Revenue Bonds, Series A, 5.50%, 07/01/2054	0.7
California Enterprise Development Authority, Revenue Bonds, Series A, 5.50%, 11/01/2059	0.7
Public Finance Authority, Revenue Bonds, Series A-1, (BAM), 5.38%, 07/01/2047	0.7
Fishers Town Hall Building Corp., Revenue Bonds, Series A, (BAM), 5.75%, 07/15/2058	0.7

Transamerica Intermediate Muni

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Intermediate Muni

Class C

Annual Shareholder Report

Transamerica Intermediate Muni

Class I

TIMUX

October 31, 2025

Fund Overview

Transamerica Intermediate Muni (the "Fund") seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$50	0.49%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 3.50%. For the same period, the Fund’s broad-based benchmark, the Bloomberg Municipal Bond Index, returned 4.17%. The performance benchmark, the Bloomberg Muni Managed Money Intermediate Index, returned 4.82% over the same period.

  The municipal bond market enjoyed gains during the fiscal year ended October 31, 2025. The 10-year Municipal/Treasury ratio ended the fiscal year at 66% compared to 70% in November 2024, reflecting richer relative valuations in municipal bonds. The municipal yield curve also steepened during the fiscal year, as short-term rates declined and long-term rates increased. Issuance remained robust, increasing approximately 10% year-over-year.

  Fund performance during the fiscal year was primarily driven by movements in the yield curve and the income generated from the securities held in the Fund.

  Yield curve steepening in the first half of the fiscal year was the primary detractor from returns. As the long-end of the municipal curve steepened in November 2024, the overweight to 20+ year maturities held by the Fund underperformed.

  The sub-adviser trimmed exposure to these longer maturities throughout the fiscal year and the Fund ended the period with a lower duration profile than the benchmark. This was done to decrease overall interest rate sensitivity of the Fund while also taking advantage of what the sub-adviser viewed as attractive yield in the short and intermediate portions of the yield curve.

  Revenue bonds contributed to active returns during the fiscal year. This was especially true in the housing sector where higher coupons, Federal Reserve easing and limited issuance pushed prices higher.

  A-rated and AA-rated credits contributed to active returns, while lower quality credits broadly underperformed.

  The views expressed reflect the opinions of Belle Haven Investments, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Intermediate Muni

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	Bloomberg Municipal Bond Index	Bloomberg Muni Managed Money Intermediate Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$10,038	$10,040	$10,030
12/31/2015	$10,119	$10,110	$10,100
1/31/2016	$10,237	$10,231	$10,250
2/29/2016	$10,249	$10,247	$10,262
3/31/2016	$10,308	$10,279	$10,275
4/30/2016	$10,384	$10,355	$10,352
5/31/2016	$10,407	$10,383	$10,350
6/30/2016	$10,608	$10,548	$10,510
7/31/2016	$10,598	$10,555	$10,519
8/31/2016	$10,633	$10,569	$10,518
9/30/2016	$10,588	$10,516	$10,474
10/31/2016	$10,462	$10,406	$10,360
11/30/2016	$9,949	$10,018	$9,939
12/31/2016	$10,099	$10,135	$10,073
1/31/2017	$10,134	$10,202	$10,142
2/28/2017	$10,217	$10,273	$10,209
3/31/2017	$10,263	$10,295	$10,231
4/30/2017	$10,354	$10,370	$10,323
5/31/2017	$10,507	$10,535	$10,493
6/30/2017	$10,470	$10,497	$10,443
7/31/2017	$10,534	$10,582	$10,526
8/31/2017	$10,634	$10,662	$10,596
10/31/2017	$10,607	$10,634	$10,545
11/30/2017	$10,553	$10,577	$10,451
12/31/2017	$10,665	$10,688	$10,564
1/31/2018	$10,509	$10,562	$10,426
2/28/2018	$10,465	$10,530	$10,385
3/31/2018	$10,532	$10,569	$10,418
4/30/2018	$10,487	$10,531	$10,382
5/31/2018	$10,611	$10,652	$10,494
6/30/2018	$10,614	$10,661	$10,504
7/31/2018	$10,654	$10,687	$10,534
8/31/2018	$10,676	$10,714	$10,553
9/30/2018	$10,613	$10,645	$10,481
10/31/2018	$10,532	$10,579	$10,422
11/30/2018	$10,650	$10,697	$10,554
12/31/2018	$10,778	$10,825	$10,693
1/31/2019	$10,868	$10,906	$10,799
2/28/2019	$10,930	$10,965	$10,857
3/31/2019	$11,096	$11,138	$11,005
4/30/2019	$11,120	$11,180	$11,028
5/31/2019	$11,278	$11,334	$11,178
6/30/2019	$11,331	$11,376	$11,220
7/31/2019	$11,432	$11,468	$11,324
8/31/2019	$11,592	$11,649	$11,481
9/30/2019	$11,512	$11,555	$11,366
10/31/2019	$11,527	$11,576	$11,390
11/30/2019	$11,542	$11,605	$11,414
12/31/2019	$11,577	$11,640	$11,453
1/31/2020	$11,767	$11,849	$11,664
2/29/2020	$11,920	$12,002	$11,790
3/31/2020	$11,445	$11,567	$11,484
4/30/2020	$11,283	$11,422	$11,403
5/31/2020	$11,623	$11,785	$11,813
6/30/2020	$11,716	$11,882	$11,831
7/31/2020	$11,908	$12,082	$12,012
8/31/2020	$11,872	$12,025	$11,936
9/30/2020	$11,867	$12,028	$11,945
10/31/2020	$11,851	$11,992	$11,899
11/30/2020	$12,014	$12,173	$12,065
12/31/2020	$12,098	$12,247	$12,106
1/31/2021	$12,173	$12,325	$12,146
2/28/2021	$12,002	$12,129	$11,927
3/31/2021	$12,069	$12,204	$11,990
4/30/2021	$12,187	$12,306	$12,082
5/31/2021	$12,253	$12,343	$12,098
6/30/2021	$12,300	$12,377	$12,111
7/31/2021	$12,398	$12,480	$12,221
8/31/2021	$12,353	$12,434	$12,181
9/30/2021	$12,238	$12,344	$12,078
10/31/2021	$12,225	$12,308	$12,038
11/30/2021	$12,344	$12,413	$12,130
12/31/2021	$12,373	$12,433	$12,152
1/31/2022	$12,022	$12,092	$11,790
2/28/2022	$11,950	$12,049	$11,757
3/31/2022	$11,537	$11,659	$11,371
4/30/2022	$11,114	$11,336	$11,066
5/31/2022	$11,247	$11,505	$11,265
6/30/2022	$10,968	$11,316	$11,130
7/31/2022	$11,319	$11,615	$11,444
8/31/2022	$10,977	$11,361	$11,197
9/30/2022	$10,448	$10,924	$10,791
10/31/2022	$10,310	$10,834	$10,750
11/30/2022	$10,925	$11,340	$11,215
12/31/2022	$10,906	$11,373	$11,275
1/31/2023	$11,285	$11,700	$11,589
2/28/2023	$10,995	$11,435	$11,311
3/31/2023	$11,229	$11,689	$11,582
4/30/2023	$11,233	$11,662	$11,534
5/31/2023	$11,141	$11,561	$11,389
6/30/2023	$11,262	$11,677	$11,486
7/31/2023	$11,288	$11,723	$11,525
8/31/2023	$11,166	$11,554	$11,354
9/30/2023	$10,852	$11,216	$11,013
10/31/2023	$10,720	$11,120	$10,955
11/30/2023	$11,315	$11,826	$11,633
12/31/2023	$11,591	$12,101	$11,916
1/31/2024	$11,600	$12,039	$11,839
2/29/2024	$11,620	$12,055	$11,841
3/31/2024	$11,640	$12,054	$11,822
4/30/2024	$11,509	$11,905	$11,651
5/31/2024	$11,498	$11,870	$11,543
6/30/2024	$11,695	$12,052	$11,726
7/31/2024	$11,805	$12,162	$11,837
8/31/2024	$11,882	$12,258	$11,948
9/30/2024	$12,025	$12,379	$12,061
10/31/2024	$11,849	$12,198	$11,852
11/30/2024	$12,060	$12,409	$12,038
12/31/2024	$11,906	$12,228	$11,878
1/31/2025	$11,930	$12,290	$11,955
2/28/2025	$12,055	$12,411	$12,088
3/31/2025	$11,868	$12,201	$11,866
4/30/2025	$11,758	$12,103	$11,789
5/31/2025	$11,748	$12,111	$11,857
6/30/2025	$11,829	$12,186	$11,951
7/31/2025	$11,786	$12,161	$11,968
8/31/2025	$11,889	$12,267	$12,074
9/30/2025	$12,140	$12,551	$12,287
10/31/2025	$12,276	$12,707	$12,424

Average Annual Total Returns

I4CJ8	1 Year	5 Years	10 Years
Class I	3.50%	0.71%	2.07%
Bloomberg Municipal Bond IndexFootnote Reference(a)	4.17%	1.16%	2.42%
Bloomberg Muni Managed Money Intermediate IndexFootnote Reference(b)	4.82%	0.87%	2.19%
Footnote	Description
Footnote(a)	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from one to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and Fitch. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$954,092,228
Number of Portfolio Holdings	817
Portfolio Turnover Rate	118%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,509,081
Average MaturityFootnote Reference§	6.92 years
DurationFootnote Reference†	5.38 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Intermediate Muni

Class I

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	5.6%
AA	63.4
A	12.2
BBB	6.9
BB	0.4
NR (Not Rated)	6.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	95.0%
Repurchase Agreements	10.1
Net Other Assets (Liabilities)Footnote Reference^	(5.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

New York City Municipal Water Finance Authority, Revenue Bonds, Series AA-6, 3.80%, 06/15/2048	1.3%
Development Authority of Burke County, Revenue Bonds, 3.95%, 11/01/2052	1.2
New York State Dormitory Authority, Revenue Bonds, Series A, 5.00%, 10/01/2037	1.1
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Series A, 4.00%, 11/15/2039	0.8
Isle Wight County Industrial Development Authority, Revenue Bonds, (AG), 5.25%, 07/01/2048	0.8
Lancaster Financing Authority, Revenue Bonds, Series A, (BAM), 5.00%, 05/01/2054	0.8
New York State Dormitory Authority, Revenue Bonds, Series A, 5.50%, 07/01/2054	0.7
California Enterprise Development Authority, Revenue Bonds, Series A, 5.50%, 11/01/2059	0.7
Public Finance Authority, Revenue Bonds, Series A-1, (BAM), 5.38%, 07/01/2047	0.7
Fishers Town Hall Building Corp., Revenue Bonds, Series A, (BAM), 5.75%, 07/15/2058	0.7

Transamerica Intermediate Muni

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Intermediate Muni

Class I

Annual Shareholder Report

Transamerica Intermediate Muni

Class I2

TIMTX

October 31, 2025

Fund Overview

Transamerica Intermediate Muni (the "Fund") seeks to maximize total return through a combination of current income that is exempt from federal income tax and capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$51	0.50%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 3.52%. For the same period, the Fund’s broad-based benchmark, the Bloomberg Municipal Bond Index, returned 4.17%. The performance benchmark, the Bloomberg Muni Managed Money Intermediate Index, returned 4.82% over the same period.

  The municipal bond market enjoyed gains during the fiscal year ended October 31, 2025. The 10-year Municipal/Treasury ratio ended the fiscal year at 66% compared to 70% in November 2024, reflecting richer relative valuations in municipal bonds. The municipal yield curve also steepened during the fiscal year, as short-term rates declined and long-term rates increased. Issuance remained robust, increasing approximately 10% year-over-year.

  Fund performance during the fiscal year was primarily driven by movements in the yield curve and the income generated from the securities held in the Fund.

  Yield curve steepening in the first half of the fiscal year was the primary detractor from returns. As the long-end of the municipal curve steepened in November 2024, the overweight to 20+ year maturities held by the Fund underperformed.

  The sub-adviser trimmed exposure to these longer maturities throughout the fiscal year and the Fund ended the period with a lower duration profile than the benchmark. This was done to decrease overall interest rate sensitivity of the Fund while also taking advantage of what the sub-adviser viewed as attractive yield in the short and intermediate portions of the yield curve.

  Revenue bonds contributed to active returns during the fiscal year. This was especially true in the housing sector where higher coupons, Federal Reserve easing and limited issuance pushed prices higher.

  A-rated and AA-rated credits contributed to active returns, while lower quality credits broadly underperformed.

  The views expressed reflect the opinions of Belle Haven Investments, L.P. as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica Intermediate Muni

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	Bloomberg Municipal Bond Index	Bloomberg Muni Managed Money Intermediate Index
9/30/2016	$10,000	$10,000	$10,000
10/31/2016	$9,882	$9,895	$9,891
11/30/2016	$9,399	$9,526	$9,489
12/31/2016	$9,540	$9,638	$9,617
1/31/2017	$9,583	$9,701	$9,683
2/28/2017	$9,654	$9,769	$9,747
3/31/2017	$9,698	$9,790	$9,768
4/30/2017	$9,784	$9,861	$9,856
5/31/2017	$9,930	$10,017	$10,018
6/30/2017	$9,896	$9,982	$9,970
7/31/2017	$9,966	$10,062	$10,050
8/31/2017	$10,062	$10,139	$10,116
9/30/2017	$10,010	$10,087	$10,051
10/31/2017	$10,029	$10,112	$10,068
11/30/2017	$9,978	$10,058	$9,978
12/31/2017	$10,085	$10,163	$10,086
1/31/2018	$9,947	$10,043	$9,954
2/28/2018	$9,907	$10,013	$9,915
3/31/2018	$9,962	$10,050	$9,946
4/30/2018	$9,921	$10,014	$9,912
5/31/2018	$10,039	$10,129	$10,019
6/30/2018	$10,042	$10,138	$10,029
7/31/2018	$10,081	$10,162	$10,057
8/31/2018	$10,103	$10,188	$10,075
9/30/2018	$10,045	$10,122	$10,006
10/31/2018	$9,968	$10,060	$9,950
11/30/2018	$10,081	$10,171	$10,076
12/31/2018	$10,203	$10,293	$10,209
1/31/2019	$10,290	$10,371	$10,310
2/28/2019	$10,349	$10,427	$10,366
3/31/2019	$10,508	$10,591	$10,507
4/30/2019	$10,531	$10,631	$10,529
5/31/2019	$10,682	$10,778	$10,672
6/30/2019	$10,733	$10,818	$10,712
7/31/2019	$10,830	$10,905	$10,811
8/31/2019	$10,982	$11,077	$10,961
9/30/2019	$10,906	$10,988	$10,852
10/31/2019	$10,930	$11,008	$10,874
11/30/2019	$10,944	$11,035	$10,898
12/31/2019	$10,968	$11,069	$10,934
1/31/2020	$11,149	$11,268	$11,136
2/29/2020	$11,304	$11,413	$11,256
3/31/2020	$10,854	$10,999	$10,964
4/30/2020	$10,701	$10,861	$10,887
5/31/2020	$11,024	$11,207	$11,279
6/30/2020	$11,113	$11,299	$11,295
7/31/2020	$11,295	$11,489	$11,468
8/31/2020	$11,262	$11,435	$11,396
9/30/2020	$11,258	$11,438	$11,404
10/31/2020	$11,251	$11,403	$11,360
11/30/2020	$11,406	$11,575	$11,519
12/31/2020	$11,477	$11,646	$11,558
1/31/2021	$11,548	$11,720	$11,596
2/28/2021	$11,387	$11,534	$11,387
3/31/2021	$11,451	$11,605	$11,447
4/30/2021	$11,573	$11,702	$11,535
5/31/2021	$11,637	$11,737	$11,550
6/30/2021	$11,682	$11,769	$11,563
7/31/2021	$11,775	$11,867	$11,668
8/31/2021	$11,724	$11,824	$11,630
9/30/2021	$11,625	$11,738	$11,531
10/31/2021	$11,604	$11,704	$11,493
11/30/2021	$11,727	$11,803	$11,581
12/31/2021	$11,745	$11,823	$11,602
1/31/2022	$11,413	$11,499	$11,256
2/28/2022	$11,345	$11,458	$11,225
3/31/2022	$10,954	$11,086	$10,856
4/30/2022	$10,543	$10,780	$10,565
5/31/2022	$10,679	$10,940	$10,755
6/30/2022	$10,406	$10,761	$10,626
7/31/2022	$10,739	$11,045	$10,926
8/31/2022	$10,425	$10,803	$10,690
9/30/2022	$9,914	$10,388	$10,302
10/31/2022	$9,786	$10,302	$10,264
11/30/2022	$10,370	$10,784	$10,707
12/31/2022	$10,352	$10,815	$10,764
1/31/2023	$10,711	$11,125	$11,065
2/28/2023	$10,437	$10,874	$10,798
3/31/2023	$10,659	$11,115	$11,058
4/30/2023	$10,663	$11,090	$11,012
5/31/2023	$10,577	$10,993	$10,874
6/30/2023	$10,692	$11,104	$10,966
7/31/2023	$10,716	$11,147	$11,004
8/31/2023	$10,591	$10,987	$10,840
9/30/2023	$10,295	$10,665	$10,515
10/31/2023	$10,179	$10,574	$10,459
11/30/2023	$10,744	$11,246	$11,106
12/31/2023	$11,007	$11,507	$11,377
1/31/2024	$11,015	$11,448	$11,303
2/29/2024	$11,035	$11,463	$11,305
3/31/2024	$11,055	$11,462	$11,286
4/30/2024	$10,921	$11,320	$11,123
5/31/2024	$10,921	$11,287	$11,021
6/30/2024	$11,108	$11,460	$11,195
7/31/2024	$11,213	$11,565	$11,301
8/31/2024	$11,286	$11,656	$11,407
9/30/2024	$11,412	$11,771	$11,515
10/31/2024	$11,256	$11,599	$11,316
11/30/2024	$11,446	$11,800	$11,493
12/31/2024	$11,300	$11,628	$11,340
1/31/2025	$11,323	$11,686	$11,414
2/28/2025	$11,442	$11,802	$11,540
3/31/2025	$11,264	$11,602	$11,329
4/30/2025	$11,160	$11,509	$11,255
5/31/2025	$11,150	$11,516	$11,320
6/30/2025	$11,228	$11,588	$11,410
7/31/2025	$11,187	$11,564	$11,426
8/31/2025	$11,285	$11,665	$11,527
9/30/2025	$11,523	$11,935	$11,731
10/31/2025	$11,652	$12,083	$11,861

Average Annual Total Returns

I4CJ4	1 Year	5 Years	Since Inception 9/30/16
Class I2	3.52%	0.70%	1.70%
Bloomberg Municipal Bond IndexFootnote Reference(a)	4.17%	1.16%	2.10%
Bloomberg Muni Managed Money Intermediate IndexFootnote Reference(b)	4.82%	0.87%	1.89%
Footnote	Description
Footnote(a)	Bloomberg Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from one to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody's, S&P and Fitch. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$954,092,228
Number of Portfolio Holdings	817
Portfolio Turnover Rate	118%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,509,081
Average MaturityFootnote Reference§	6.92 years
DurationFootnote Reference†	5.38 years
Footnote	Description
Footnote§	Average Maturity is computed by weighting the maturity of each security in the portfolio by the market value of the security, then averaging these weighted figures.
Footnote†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Transamerica Intermediate Muni

Class I2

What did the Fund invest in?

Credit Quality (Percentage of Net Assets)Footnote Reference‡

AAA	5.6%
AA	63.4
A	12.2
BBB	6.9
BB	0.4
NR (Not Rated)	6.1
Footnote	Description
Footnote‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard & Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Asset Allocations (Percentage of Net Assets)

Municipal Government Obligations	95.0%
Repurchase Agreements	10.1
Net Other Assets (Liabilities)Footnote Reference^	(5.1)
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

New York City Municipal Water Finance Authority, Revenue Bonds, Series AA-6, 3.80%, 06/15/2048	1.3%
Development Authority of Burke County, Revenue Bonds, 3.95%, 11/01/2052	1.2
New York State Dormitory Authority, Revenue Bonds, Series A, 5.00%, 10/01/2037	1.1
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, Series A, 4.00%, 11/15/2039	0.8
Isle Wight County Industrial Development Authority, Revenue Bonds, (AG), 5.25%, 07/01/2048	0.8
Lancaster Financing Authority, Revenue Bonds, Series A, (BAM), 5.00%, 05/01/2054	0.8
New York State Dormitory Authority, Revenue Bonds, Series A, 5.50%, 07/01/2054	0.7
California Enterprise Development Authority, Revenue Bonds, Series A, 5.50%, 11/01/2059	0.7
Public Finance Authority, Revenue Bonds, Series A-1, (BAM), 5.38%, 07/01/2047	0.7
Fishers Town Hall Building Corp., Revenue Bonds, Series A, (BAM), 5.75%, 07/15/2058	0.7

Transamerica Intermediate Muni

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica Intermediate Muni

Class I2

Annual Shareholder Report

Transamerica International Equity

Class A

TRWAX

October 31, 2025

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$140	1.26%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 22.45%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The fiscal year ended October 31, 2025 was characterized by signs of moderating inflation and artificial intelligence-related optimism that sent stocks higher, offset by bouts of global trade and geopolitical uncertainty giving investors angst.

  Among regions within the Fund’s benchmark, the MSCI EAFE Index, the above backdrop proved most favorable for the United Kingdom, while stocks in Asia Ex-Japan trailed the most.

  Among sectors within the Fund’s benchmark, financials achieved strong returns, while health care was the only sector to experience a decline.

  Within the Fund, stock selection and positioning within the United Kingdom detracted the most from relative returns. Lack of exposure to large regional index constituents, such as shares of HSBC and Rolls Royce Holdings, were costly to relative results.

  Europe contributed the most to relative results among regions. Positive stock selection effects had the largest impact. Multiple holdings contributed to returns, including a leading cement producer Heidelberg Materials, financial services company Societe General and Irish bank AIB Group.

  From a sector perspective, industrials detracted the most from relative returns. While the Fund’s collection of holdings in the sector produced double-digit returns on average, underweight exposure to the rally among aerospace and defense companies detracted from relative results.

  Materials contributed the most to relative returns due to positive stock selection, especially Heidelberg Materials. The company, one of the world’s largest producers of cement and ready-mixed concrete, has seen its stock price buoyed by several positive developments including positive data points in parts of Europe and the U.S., and a recently announced German stimulus plan favoring infrastructure spending.

  As of the fiscal year end, changes in U.S. trade policies were just beginning to be felt across the global economy and the full impact on trade flows, consumer spending and capital expenditures would not be known for some time. The Fund continues to emphasize a combination of attractive valuations and improving business fundamentals across a variety of sectors and industry groups.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Equity

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	MSCI EAFE Index
10/31/2015	$9,450	$10,000
11/30/2015	$9,293	$9,846
12/31/2015	$9,161	$9,715
1/31/2016	$8,604	$9,013
2/29/2016	$8,342	$8,851
3/31/2016	$8,955	$9,435
4/30/2016	$9,077	$9,718
5/31/2016	$9,072	$9,642
6/30/2016	$8,671	$9,322
7/31/2016	$9,111	$9,796
8/31/2016	$9,233	$9,804
9/30/2016	$9,306	$9,929
10/31/2016	$9,183	$9,726
11/30/2016	$8,955	$9,534
12/31/2016	$9,178	$9,862
1/31/2017	$9,416	$10,148
2/28/2017	$9,506	$10,295
3/31/2017	$9,828	$10,590
4/30/2017	$10,100	$10,868
5/31/2017	$10,428	$11,281
6/30/2017	$10,405	$11,264
7/31/2017	$10,625	$11,590
8/31/2017	$10,529	$11,587
9/30/2017	$10,772	$11,880
10/31/2017	$10,902	$12,062
11/30/2017	$11,049	$12,190
12/31/2017	$11,218	$12,388
1/31/2018	$11,781	$13,010
2/28/2018	$11,235	$12,425
3/31/2018	$11,154	$12,213
4/30/2018	$11,311	$12,505
5/31/2018	$11,061	$12,241
6/30/2018	$10,892	$12,095
7/31/2018	$11,160	$12,393
8/31/2018	$10,950	$12,156
9/30/2018	$10,979	$12,266
10/31/2018	$10,050	$11,291
11/30/2018	$10,033	$11,278
12/31/2018	$9,401	$10,733
1/31/2019	$10,049	$11,440
2/28/2019	$10,159	$11,733
3/31/2019	$10,147	$11,820
4/30/2019	$10,525	$12,164
5/31/2019	$9,768	$11,597
6/30/2019	$10,379	$12,289
7/31/2019	$10,159	$12,134
8/31/2019	$9,939	$11,821
9/30/2019	$10,336	$12,166
10/31/2019	$10,782	$12,604
11/30/2019	$10,935	$12,748
12/31/2019	$11,344	$13,165
1/31/2020	$10,931	$12,891
2/29/2020	$10,043	$11,727
3/31/2020	$8,261	$10,174
4/30/2020	$8,967	$10,840
5/31/2020	$9,392	$11,318
6/30/2020	$9,799	$11,708
7/31/2020	$9,999	$11,983
8/31/2020	$10,493	$12,601
9/30/2020	$10,293	$12,279
10/31/2020	$9,836	$11,790
11/30/2020	$11,437	$13,619
12/31/2020	$12,062	$14,255
1/31/2021	$11,999	$14,104
2/28/2021	$12,358	$14,422
3/31/2021	$12,786	$14,768
4/30/2021	$13,157	$15,224
5/31/2021	$13,629	$15,735
6/30/2021	$13,352	$15,563
7/31/2021	$13,377	$15,681
8/31/2021	$13,541	$15,959
9/30/2021	$13,050	$15,508
10/31/2021	$13,447	$15,893
11/30/2021	$12,855	$15,156
12/31/2021	$13,600	$15,933
1/31/2022	$13,339	$15,164
2/28/2022	$12,929	$14,898
3/31/2022	$12,675	$15,011
4/30/2022	$11,966	$14,052
5/31/2022	$12,272	$14,178
6/30/2022	$11,028	$12,865
7/31/2022	$11,555	$13,508
8/31/2022	$10,761	$12,868
9/30/2022	$9,726	$11,670
10/31/2022	$10,436	$12,298
11/30/2022	$11,809	$13,686
12/31/2022	$11,633	$13,700
1/31/2023	$12,622	$14,812
2/28/2023	$12,282	$14,504
3/31/2023	$12,531	$14,882
4/30/2023	$12,865	$15,318
5/31/2023	$12,347	$14,689
6/30/2023	$12,825	$15,362
7/31/2023	$13,186	$15,861
8/31/2023	$12,688	$15,255
9/30/2023	$12,223	$14,740
10/31/2023	$11,764	$14,144
11/30/2023	$12,668	$15,459
12/31/2023	$13,439	$16,283
1/31/2024	$13,298	$16,379
2/29/2024	$13,520	$16,680
3/31/2024	$13,918	$17,248
4/30/2024	$13,486	$16,825
5/31/2024	$14,214	$17,498
6/30/2024	$13,864	$17,220
7/31/2024	$14,409	$17,727
8/31/2024	$14,867	$18,305
9/30/2024	$14,989	$18,482
10/31/2024	$14,153	$17,479
11/30/2024	$14,234	$17,383
12/31/2024	$13,862	$16,991
1/31/2025	$14,574	$17,886
2/28/2025	$15,182	$18,235
3/31/2025	$15,196	$18,182
4/30/2025	$15,500	$19,034
5/31/2025	$16,302	$19,933
6/30/2025	$16,738	$20,376
7/31/2025	$16,281	$20,092
8/31/2025	$16,876	$20,951
9/30/2025	$17,125	$21,361
10/31/2025	$17,339	$21,615

Average Annual Total Returns

I3C51	1 Year	5 Years	10 Years
Class A with Load	15.79%	10.74%	5.66%
Class A	22.45%	12.01%	6.26%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.01%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,491,712,608
Number of Portfolio Holdings	109
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$30,526,558

Transamerica International Equity

Class A

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.0%
United Kingdom	14.6
Germany	12.3
France	11.6
Switzerland	6.6
Netherlands	5.6
Ireland	5.1
Hong Kong	3.4
Australia	2.8
Sweden	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	25.4%
Industrials	14.9
Information Technology	12.6
Consumer Discretionary	11.6
Health Care	9.1
Consumer Staples	7.8
Energy	6.3
Materials	6.1
Utilities	1.8
Communication Services	1.4
Real Estate	0.7
Preferred Stocks	0.7
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.4%
ASML Holding NV	2.4
Hitachi Ltd.	2.4
Societe Generale SA	2.0
Sumitomo Mitsui Financial Group, Inc.	2.0
Samsung Electronics Co. Ltd.	1.9
SAP SE	1.8
Veolia Environnement SA	1.8
DBS Group Holdings Ltd.	1.8
Lloyds Banking Group PLC	1.8

Transamerica International Equity

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Equity

Class A

Annual Shareholder Report

Transamerica International Equity

Class C

TRWCX

October 31, 2025

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$212	1.91%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class C shares at NAV returned 21.71%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The fiscal year ended October 31, 2025 was characterized by signs of moderating inflation and artificial intelligence-related optimism that sent stocks higher, offset by bouts of global trade and geopolitical uncertainty giving investors angst.

  Among regions within the Fund’s benchmark, the MSCI EAFE Index, the above backdrop proved most favorable for the United Kingdom, while stocks in Asia Ex-Japan trailed the most.

  Among sectors within the Fund’s benchmark, financials achieved strong returns, while health care was the only sector to experience a decline.

  Within the Fund, stock selection and positioning within the United Kingdom detracted the most from relative returns. Lack of exposure to large regional index constituents, such as shares of HSBC and Rolls Royce Holdings, were costly to relative results.

  Europe contributed the most to relative results among regions. Positive stock selection effects had the largest impact. Multiple holdings contributed to returns, including a leading cement producer Heidelberg Materials, financial services company Societe General and Irish bank AIB Group.

  From a sector perspective, industrials detracted the most from relative returns. While the Fund’s collection of holdings in the sector produced double-digit returns on average, underweight exposure to the rally among aerospace and defense companies detracted from relative results.

  Materials contributed the most to relative returns due to positive stock selection, especially Heidelberg Materials. The company, one of the world’s largest producers of cement and ready-mixed concrete, has seen its stock price buoyed by several positive developments including positive data points in parts of Europe and the U.S., and a recently announced German stimulus plan favoring infrastructure spending.

  As of the fiscal year end, changes in U.S. trade policies were just beginning to be felt across the global economy and the full impact on trade flows, consumer spending and capital expenditures would not be known for some time. The Fund continues to emphasize a combination of attractive valuations and improving business fundamentals across a variety of sectors and industry groups.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Equity

Class C

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class C with load	MSCI EAFE Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,831	$9,846
12/31/2015	$9,688	$9,715
1/31/2016	$9,093	$9,013
2/29/2016	$8,814	$8,851
3/31/2016	$9,456	$9,435
4/30/2016	$9,581	$9,718
5/31/2016	$9,569	$9,642
6/30/2016	$9,135	$9,322
7/31/2016	$9,599	$9,796
8/31/2016	$9,718	$9,804
9/30/2016	$9,790	$9,929
10/31/2016	$9,653	$9,726
11/30/2016	$9,409	$9,534
12/31/2016	$9,639	$9,862
1/31/2017	$9,879	$10,148
2/28/2017	$9,969	$10,295
3/31/2017	$10,305	$10,590
4/30/2017	$10,580	$10,868
5/31/2017	$10,916	$11,281
6/30/2017	$10,886	$11,264
7/31/2017	$11,114	$11,590
8/31/2017	$11,006	$11,587
10/31/2017	$11,378	$12,062
11/30/2017	$11,522	$12,190
12/31/2017	$11,688	$12,388
1/31/2018	$12,271	$13,010
2/28/2018	$11,700	$12,425
3/31/2018	$11,602	$12,213
4/30/2018	$11,762	$12,505
5/31/2018	$11,492	$12,241
6/30/2018	$11,314	$12,095
7/31/2018	$11,584	$12,393
8/31/2018	$11,357	$12,156
9/30/2018	$11,381	$12,266
10/31/2018	$10,412	$11,291
11/30/2018	$10,387	$11,278
12/31/2018	$9,727	$10,733
1/31/2019	$10,392	$11,440
2/28/2019	$10,500	$11,733
3/31/2019	$10,481	$11,820
4/30/2019	$10,865	$12,164
5/31/2019	$10,078	$11,597
6/30/2019	$10,699	$12,289
7/31/2019	$10,462	$12,134
8/31/2019	$10,232	$11,821
9/30/2019	$10,641	$12,166
10/31/2019	$11,089	$12,604
11/30/2019	$11,242	$12,748
12/31/2019	$11,660	$13,165
1/31/2020	$11,225	$12,891
2/29/2020	$10,308	$11,727
3/31/2020	$8,469	$10,174
4/30/2020	$9,190	$10,840
5/31/2020	$9,619	$11,318
6/30/2020	$10,029	$11,708
7/31/2020	$10,230	$11,983
8/31/2020	$10,731	$12,601
9/30/2020	$10,516	$12,279
10/31/2020	$10,048	$11,790
11/30/2020	$11,680	$13,619
12/31/2020	$12,310	$14,255
1/31/2021	$12,239	$14,104
2/28/2021	$12,590	$14,422
3/31/2021	$13,019	$14,768
4/30/2021	$13,389	$15,224
5/31/2021	$13,864	$15,735
6/30/2021	$13,578	$15,563
7/31/2021	$13,597	$15,681
8/31/2021	$13,753	$15,959
9/30/2021	$13,246	$15,508
10/31/2021	$13,643	$15,893
11/30/2021	$13,038	$15,156
12/31/2021	$13,787	$15,933
1/31/2022	$13,513	$15,164
2/28/2022	$13,093	$14,898
3/31/2022	$12,826	$15,011
4/30/2022	$12,105	$14,052
5/31/2022	$12,406	$14,178
6/30/2022	$11,144	$12,865
7/31/2022	$11,665	$13,508
8/31/2022	$10,857	$12,868
9/30/2022	$9,810	$11,670
10/31/2022	$10,524	$12,298
11/30/2022	$11,898	$13,686
12/31/2022	$11,712	$13,700
1/31/2023	$12,706	$14,812
2/28/2023	$12,352	$14,504
3/31/2023	$12,592	$14,882
4/30/2023	$12,926	$15,318
5/31/2023	$12,399	$14,689
6/30/2023	$12,866	$15,362
7/31/2023	$13,226	$15,861
8/31/2023	$12,719	$15,255
9/30/2023	$12,245	$14,740
10/31/2023	$11,778	$14,144
11/30/2023	$12,679	$15,459
12/31/2023	$13,447	$16,283
1/31/2024	$13,290	$16,379
2/29/2024	$13,508	$16,680
3/31/2024	$13,896	$17,248
4/30/2024	$13,461	$16,825
5/31/2024	$14,176	$17,498
6/30/2024	$13,821	$17,220
7/31/2024	$14,353	$17,727
8/31/2024	$14,802	$18,305
9/30/2024	$14,911	$18,482
10/31/2024	$14,080	$17,479
11/30/2024	$14,148	$17,383
12/31/2024	$13,774	$16,991
1/31/2025	$14,467	$17,886
2/28/2025	$15,071	$18,235
3/31/2025	$15,071	$18,182
4/30/2025	$15,362	$19,034
5/31/2025	$16,153	$19,933
6/30/2025	$16,576	$20,376
7/31/2025	$16,118	$20,092
8/31/2025	$16,694	$20,951
9/30/2025	$16,936	$21,361
10/31/2025	$17,137	$21,615

Average Annual Total Returns

I3C53	1 Year	5 Years	10 Years
Class C with Load	20.71%	11.27%	5.53%
Class C	21.71%	11.27%	5.53%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.01%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,491,712,608
Number of Portfolio Holdings	109
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$30,526,558

Transamerica International Equity

Class C

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.0%
United Kingdom	14.6
Germany	12.3
France	11.6
Switzerland	6.6
Netherlands	5.6
Ireland	5.1
Hong Kong	3.4
Australia	2.8
Sweden	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	25.4%
Industrials	14.9
Information Technology	12.6
Consumer Discretionary	11.6
Health Care	9.1
Consumer Staples	7.8
Energy	6.3
Materials	6.1
Utilities	1.8
Communication Services	1.4
Real Estate	0.7
Preferred Stocks	0.7
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.4%
ASML Holding NV	2.4
Hitachi Ltd.	2.4
Societe Generale SA	2.0
Sumitomo Mitsui Financial Group, Inc.	2.0
Samsung Electronics Co. Ltd.	1.9
SAP SE	1.8
Veolia Environnement SA	1.8
DBS Group Holdings Ltd.	1.8
Lloyds Banking Group PLC	1.8

Transamerica International Equity

Class C

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Equity

Class C

Annual Shareholder Report

Transamerica International Equity

Class I

TSWIX

October 31, 2025

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$97	0.87%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 23.00%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The fiscal year ended October 31, 2025 was characterized by signs of moderating inflation and artificial intelligence-related optimism that sent stocks higher, offset by bouts of global trade and geopolitical uncertainty giving investors angst.

  Among regions within the Fund’s benchmark, the MSCI EAFE Index, the above backdrop proved most favorable for the United Kingdom, while stocks in Asia Ex-Japan trailed the most.

  Among sectors within the Fund’s benchmark, financials achieved strong returns, while health care was the only sector to experience a decline.

  Within the Fund, stock selection and positioning within the United Kingdom detracted the most from relative returns. Lack of exposure to large regional index constituents, such as shares of HSBC and Rolls Royce Holdings, were costly to relative results.

  Europe contributed the most to relative results among regions. Positive stock selection effects had the largest impact. Multiple holdings contributed to returns, including a leading cement producer Heidelberg Materials, financial services company Societe General and Irish bank AIB Group.

  From a sector perspective, industrials detracted the most from relative returns. While the Fund’s collection of holdings in the sector produced double-digit returns on average, underweight exposure to the rally among aerospace and defense companies detracted from relative results.

  Materials contributed the most to relative returns due to positive stock selection, especially Heidelberg Materials. The company, one of the world’s largest producers of cement and ready-mixed concrete, has seen its stock price buoyed by several positive developments including positive data points in parts of Europe and the U.S., and a recently announced German stimulus plan favoring infrastructure spending.

  As of the fiscal year end, changes in U.S. trade policies were just beginning to be felt across the global economy and the full impact on trade flows, consumer spending and capital expenditures would not be known for some time. The Fund continues to emphasize a combination of attractive valuations and improving business fundamentals across a variety of sectors and industry groups.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Equity

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI EAFE Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,841	$9,846
12/31/2015	$9,702	$9,715
1/31/2016	$9,119	$9,013
2/29/2016	$8,839	$8,851
3/31/2016	$9,492	$9,435
4/30/2016	$9,626	$9,718
5/31/2016	$9,626	$9,642
6/30/2016	$9,200	$9,322
7/31/2016	$9,673	$9,796
8/31/2016	$9,807	$9,804
9/30/2016	$9,882	$9,929
10/31/2016	$9,754	$9,726
11/30/2016	$9,515	$9,534
12/31/2016	$9,756	$9,862
1/31/2017	$10,012	$10,148
2/28/2017	$10,107	$10,295
3/31/2017	$10,457	$10,590
4/30/2017	$10,742	$10,868
5/31/2017	$11,099	$11,281
6/30/2017	$11,075	$11,264
7/31/2017	$11,319	$11,590
8/31/2017	$11,218	$11,587
10/31/2017	$11,616	$12,062
11/30/2017	$11,776	$12,190
12/31/2017	$11,959	$12,388
1/31/2018	$12,560	$13,010
2/28/2018	$11,984	$12,425
3/31/2018	$11,898	$12,213
4/30/2018	$12,076	$12,505
5/31/2018	$11,806	$12,241
6/30/2018	$11,635	$12,095
7/31/2018	$11,923	$12,393
8/31/2018	$11,696	$12,156
9/30/2018	$11,739	$12,266
10/31/2018	$10,746	$11,291
11/30/2018	$10,728	$11,278
12/31/2018	$10,057	$10,733
1/31/2019	$10,755	$11,440
2/28/2019	$10,878	$11,733
3/31/2019	$10,865	$11,820
4/30/2019	$11,272	$12,164
5/31/2019	$10,471	$11,597
6/30/2019	$11,124	$12,289
7/31/2019	$10,891	$12,134
8/31/2019	$10,658	$11,821
9/30/2019	$11,091	$12,166
10/31/2019	$11,570	$12,604
11/30/2019	$11,738	$12,748
12/31/2019	$12,182	$13,165
1/31/2020	$11,743	$12,891
2/29/2020	$10,793	$11,727
3/31/2020	$8,879	$10,174
4/30/2020	$9,643	$10,840
5/31/2020	$10,102	$11,318
6/30/2020	$10,540	$11,708
7/31/2020	$10,760	$11,983
8/31/2020	$11,298	$12,601
9/30/2020	$11,085	$12,279
10/31/2020	$10,600	$11,790
11/30/2020	$12,328	$13,619
12/31/2020	$13,007	$14,255
1/31/2021	$12,946	$14,104
2/28/2021	$13,330	$14,422
3/31/2021	$13,801	$14,768
4/30/2021	$14,198	$15,224
5/31/2021	$14,716	$15,735
6/30/2021	$14,427	$15,563
7/31/2021	$14,460	$15,681
8/31/2021	$14,642	$15,959
9/30/2021	$14,110	$15,508
10/31/2021	$14,548	$15,893
11/30/2021	$13,915	$15,156
12/31/2021	$14,720	$15,933
1/31/2022	$14,441	$15,164
2/28/2022	$14,009	$14,898
3/31/2022	$13,737	$15,011
4/30/2022	$12,977	$14,052
5/31/2022	$13,319	$14,178
6/30/2022	$11,973	$12,865
7/31/2022	$12,545	$13,508
8/31/2022	$11,687	$12,868
9/30/2022	$10,571	$11,670
10/31/2022	$11,343	$12,298
11/30/2022	$12,843	$13,686
12/31/2022	$12,651	$13,700
1/31/2023	$13,737	$14,812
2/28/2023	$13,370	$14,504
3/31/2023	$13,645	$14,882
4/30/2023	$14,012	$15,318
5/31/2023	$13,455	$14,689
6/30/2023	$13,976	$15,362
7/31/2023	$14,378	$15,861
8/31/2023	$13,835	$15,255
9/30/2023	$13,335	$14,740
10/31/2023	$12,834	$14,144
11/30/2023	$13,835	$15,459
12/31/2023	$14,679	$16,283
1/31/2024	$14,526	$16,379
2/29/2024	$14,773	$16,680
3/31/2024	$15,217	$17,248
4/30/2024	$14,752	$16,825
5/31/2024	$15,545	$17,498
6/30/2024	$15,174	$17,220
7/31/2024	$15,770	$17,727
8/31/2024	$16,273	$18,305
9/30/2024	$16,411	$18,482
10/31/2024	$15,508	$17,479
11/30/2024	$15,596	$17,383
12/31/2024	$15,198	$16,991
1/31/2025	$15,978	$17,886
2/28/2025	$16,660	$18,235
3/31/2025	$16,675	$18,182
4/30/2025	$17,013	$19,034
5/31/2025	$17,905	$19,933
6/30/2025	$18,385	$20,376
7/31/2025	$17,890	$20,092
8/31/2025	$18,550	$20,951
9/30/2025	$18,835	$21,361
10/31/2025	$19,075	$21,615

Average Annual Total Returns

I3C58	1 Year	5 Years	10 Years
Class I	23.00%	12.47%	6.67%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.01%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,491,712,608
Number of Portfolio Holdings	109
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$30,526,558

Transamerica International Equity

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.0%
United Kingdom	14.6
Germany	12.3
France	11.6
Switzerland	6.6
Netherlands	5.6
Ireland	5.1
Hong Kong	3.4
Australia	2.8
Sweden	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	25.4%
Industrials	14.9
Information Technology	12.6
Consumer Discretionary	11.6
Health Care	9.1
Consumer Staples	7.8
Energy	6.3
Materials	6.1
Utilities	1.8
Communication Services	1.4
Real Estate	0.7
Preferred Stocks	0.7
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.4%
ASML Holding NV	2.4
Hitachi Ltd.	2.4
Societe Generale SA	2.0
Sumitomo Mitsui Financial Group, Inc.	2.0
Samsung Electronics Co. Ltd.	1.9
SAP SE	1.8
Veolia Environnement SA	1.8
DBS Group Holdings Ltd.	1.8
Lloyds Banking Group PLC	1.8

Transamerica International Equity

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Equity

Class I

Annual Shareholder Report

Transamerica International Equity

Class I2

TRWIX

October 31, 2025

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$86	0.77%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 23.07%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The fiscal year ended October 31, 2025 was characterized by signs of moderating inflation and artificial intelligence-related optimism that sent stocks higher, offset by bouts of global trade and geopolitical uncertainty giving investors angst.

  Among regions within the Fund’s benchmark, the MSCI EAFE Index, the above backdrop proved most favorable for the United Kingdom, while stocks in Asia Ex-Japan trailed the most.

  Among sectors within the Fund’s benchmark, financials achieved strong returns, while health care was the only sector to experience a decline.

  Within the Fund, stock selection and positioning within the United Kingdom detracted the most from relative returns. Lack of exposure to large regional index constituents, such as shares of HSBC and Rolls Royce Holdings, were costly to relative results.

  Europe contributed the most to relative results among regions. Positive stock selection effects had the largest impact. Multiple holdings contributed to returns, including a leading cement producer Heidelberg Materials, financial services company Societe General and Irish bank AIB Group.

  From a sector perspective, industrials detracted the most from relative returns. While the Fund’s collection of holdings in the sector produced double-digit returns on average, underweight exposure to the rally among aerospace and defense companies detracted from relative results.

  Materials contributed the most to relative returns due to positive stock selection, especially Heidelberg Materials. The company, one of the world’s largest producers of cement and ready-mixed concrete, has seen its stock price buoyed by several positive developments including positive data points in parts of Europe and the U.S., and a recently announced German stimulus plan favoring infrastructure spending.

  As of the fiscal year end, changes in U.S. trade policies were just beginning to be felt across the global economy and the full impact on trade flows, consumer spending and capital expenditures would not be known for some time. The Fund continues to emphasize a combination of attractive valuations and improving business fundamentals across a variety of sectors and industry groups.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Equity

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI EAFE Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,841	$9,846
12/31/2015	$9,704	$9,715
1/31/2016	$9,115	$9,013
2/29/2016	$8,841	$8,851
3/31/2016	$9,500	$9,435
4/30/2016	$9,628	$9,718
5/31/2016	$9,628	$9,642
6/30/2016	$9,202	$9,322
7/31/2016	$9,680	$9,796
8/31/2016	$9,809	$9,804
9/30/2016	$9,884	$9,929
10/31/2016	$9,762	$9,726
11/30/2016	$9,523	$9,534
12/31/2016	$9,767	$9,862
1/31/2017	$10,022	$10,148
2/28/2017	$10,117	$10,295
3/31/2017	$10,468	$10,590
4/30/2017	$10,759	$10,868
5/31/2017	$11,116	$11,281
6/30/2017	$11,092	$11,264
7/31/2017	$11,336	$11,590
8/31/2017	$11,235	$11,587
10/31/2017	$11,639	$12,062
11/30/2017	$11,799	$12,190
12/31/2017	$11,980	$12,388
1/31/2018	$12,588	$13,010
2/28/2018	$12,011	$12,425
3/31/2018	$11,925	$12,213
4/30/2018	$12,103	$12,505
5/31/2018	$11,833	$12,241
6/30/2018	$11,661	$12,095
7/31/2018	$11,956	$12,393
8/31/2018	$11,729	$12,156
9/30/2018	$11,766	$12,266
10/31/2018	$10,778	$11,291
11/30/2018	$10,759	$11,278
12/31/2018	$10,086	$10,733
1/31/2019	$10,787	$11,440
2/28/2019	$10,910	$11,733
3/31/2019	$10,903	$11,820
4/30/2019	$11,312	$12,164
5/31/2019	$10,508	$11,597
6/30/2019	$11,163	$12,289
7/31/2019	$10,929	$12,134
8/31/2019	$10,696	$11,821
9/30/2019	$11,130	$12,166
10/31/2019	$11,610	$12,604
11/30/2019	$11,785	$12,748
12/31/2019	$12,235	$13,165
1/31/2020	$11,788	$12,891
2/29/2020	$10,841	$11,727
3/31/2020	$8,915	$10,174
4/30/2020	$9,681	$10,840
5/31/2020	$10,141	$11,318
6/30/2020	$10,588	$11,708
7/31/2020	$10,808	$11,983
8/31/2020	$11,348	$12,601
9/30/2020	$11,135	$12,279
10/31/2020	$10,648	$11,790
11/30/2020	$12,388	$13,619
12/31/2020	$13,073	$14,255
1/31/2021	$13,005	$14,104
2/28/2021	$13,397	$14,422
3/31/2021	$13,870	$14,768
4/30/2021	$14,275	$15,224
5/31/2021	$14,789	$15,735
6/30/2021	$14,505	$15,563
7/31/2021	$14,539	$15,681
8/31/2021	$14,721	$15,959
9/30/2021	$14,188	$15,508
10/31/2021	$14,627	$15,893
11/30/2021	$13,992	$15,156
12/31/2021	$14,806	$15,933
1/31/2022	$14,526	$15,164
2/28/2022	$14,091	$14,898
3/31/2022	$13,818	$15,011
4/30/2022	$13,047	$14,052
5/31/2022	$13,391	$14,178
6/30/2022	$12,038	$12,865
7/31/2022	$12,613	$13,508
8/31/2022	$11,751	$12,868
9/30/2022	$10,630	$11,670
10/31/2022	$11,408	$12,298
11/30/2022	$12,921	$13,686
12/31/2022	$12,727	$13,700
1/31/2023	$13,819	$14,812
2/28/2023	$13,450	$14,504
3/31/2023	$13,726	$14,882
4/30/2023	$14,102	$15,318
5/31/2023	$13,535	$14,689
6/30/2023	$14,067	$15,362
7/31/2023	$14,478	$15,861
8/31/2023	$13,932	$15,255
9/30/2023	$13,429	$14,740
10/31/2023	$12,926	$14,144
11/30/2023	$13,925	$15,459
12/31/2023	$14,779	$16,283
1/31/2024	$14,625	$16,379
2/29/2024	$14,881	$16,680
3/31/2024	$15,328	$17,248
4/30/2024	$14,859	$16,825
5/31/2024	$15,665	$17,498
6/30/2024	$15,284	$17,220
7/31/2024	$15,892	$17,727
8/31/2024	$16,397	$18,305
9/30/2024	$16,543	$18,482
10/31/2024	$15,635	$17,479
11/30/2024	$15,723	$17,383
12/31/2024	$15,325	$16,991
1/31/2025	$16,110	$17,886
2/28/2025	$16,797	$18,235
3/31/2025	$16,812	$18,182
4/30/2025	$17,152	$19,034
5/31/2025	$18,058	$19,933
6/30/2025	$18,541	$20,376
7/31/2025	$18,043	$20,092
8/31/2025	$18,707	$20,951
9/30/2025	$19,001	$21,361
10/31/2025	$19,243	$21,615

Average Annual Total Returns

I3C54	1 Year	5 Years	10 Years
Class I2	23.07%	12.56%	6.76%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.01%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,491,712,608
Number of Portfolio Holdings	109
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$30,526,558

Transamerica International Equity

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.0%
United Kingdom	14.6
Germany	12.3
France	11.6
Switzerland	6.6
Netherlands	5.6
Ireland	5.1
Hong Kong	3.4
Australia	2.8
Sweden	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	25.4%
Industrials	14.9
Information Technology	12.6
Consumer Discretionary	11.6
Health Care	9.1
Consumer Staples	7.8
Energy	6.3
Materials	6.1
Utilities	1.8
Communication Services	1.4
Real Estate	0.7
Preferred Stocks	0.7
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.4%
ASML Holding NV	2.4
Hitachi Ltd.	2.4
Societe Generale SA	2.0
Sumitomo Mitsui Financial Group, Inc.	2.0
Samsung Electronics Co. Ltd.	1.9
SAP SE	1.8
Veolia Environnement SA	1.8
DBS Group Holdings Ltd.	1.8
Lloyds Banking Group PLC	1.8

Transamerica International Equity

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Equity

Class I2

Annual Shareholder Report

Transamerica International Equity

Class I3

TRWTX

October 31, 2025

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I3	$86	0.77%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I3 shares at NAV returned 23.07%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The fiscal year ended October 31, 2025 was characterized by signs of moderating inflation and artificial intelligence-related optimism that sent stocks higher, offset by bouts of global trade and geopolitical uncertainty giving investors angst.

  Among regions within the Fund’s benchmark, the MSCI EAFE Index, the above backdrop proved most favorable for the United Kingdom, while stocks in Asia Ex-Japan trailed the most.

  Among sectors within the Fund’s benchmark, financials achieved strong returns, while health care was the only sector to experience a decline.

  Within the Fund, stock selection and positioning within the United Kingdom detracted the most from relative returns. Lack of exposure to large regional index constituents, such as shares of HSBC and Rolls Royce Holdings, were costly to relative results.

  Europe contributed the most to relative results among regions. Positive stock selection effects had the largest impact. Multiple holdings contributed to returns, including a leading cement producer Heidelberg Materials, financial services company Societe General and Irish bank AIB Group.

  From a sector perspective, industrials detracted the most from relative returns. While the Fund’s collection of holdings in the sector produced double-digit returns on average, underweight exposure to the rally among aerospace and defense companies detracted from relative results.

  Materials contributed the most to relative returns due to positive stock selection, especially Heidelberg Materials. The company, one of the world’s largest producers of cement and ready-mixed concrete, has seen its stock price buoyed by several positive developments including positive data points in parts of Europe and the U.S., and a recently announced German stimulus plan favoring infrastructure spending.

  As of the fiscal year end, changes in U.S. trade policies were just beginning to be felt across the global economy and the full impact on trade flows, consumer spending and capital expenditures would not be known for some time. The Fund continues to emphasize a combination of attractive valuations and improving business fundamentals across a variety of sectors and industry groups.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Equity

Class I3

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I3	MSCI EAFE Index
3/10/2017	$10,000	$10,000
4/30/2017	$10,215	$10,305
5/31/2017	$10,499	$10,575
6/30/2017	$10,847	$10,978
7/31/2017	$10,824	$10,962
8/31/2017	$11,061	$11,278
9/30/2017	$10,963	$11,276
10/31/2017	$11,357	$11,737
11/30/2017	$11,514	$11,862
12/31/2017	$11,694	$12,055
1/31/2018	$12,283	$12,660
2/28/2018	$11,723	$12,091
3/31/2018	$11,634	$11,884
4/30/2018	$11,807	$12,169
5/31/2018	$11,551	$11,912
6/30/2018	$11,378	$11,770
7/31/2018	$11,664	$12,060
8/31/2018	$11,444	$11,829
9/30/2018	$11,485	$11,936
10/31/2018	$10,516	$10,987
11/30/2018	$10,498	$10,975
12/31/2018	$9,845	$10,445
1/31/2019	$10,524	$11,133
2/28/2019	$10,650	$11,418
3/31/2019	$10,637	$11,502
4/30/2019	$11,033	$11,837
5/31/2019	$10,254	$11,285
6/30/2019	$10,895	$11,958
7/31/2019	$10,662	$11,808
8/31/2019	$10,436	$11,504
9/30/2019	$10,863	$11,839
10/31/2019	$11,335	$12,265
11/30/2019	$11,498	$12,406
12/31/2019	$11,934	$12,811
1/31/2020	$11,508	$12,544
2/29/2020	$10,577	$11,412
3/31/2020	$8,697	$9,900
4/30/2020	$9,446	$10,548
5/31/2020	$9,899	$11,014
6/30/2020	$10,332	$11,393
7/31/2020	$10,551	$11,661
8/31/2020	$11,075	$12,262
9/30/2020	$10,868	$11,949
10/31/2020	$10,390	$11,473
11/30/2020	$12,089	$13,253
12/31/2020	$12,752	$13,871
1/31/2021	$12,694	$13,725
2/28/2021	$13,073	$14,035
3/31/2021	$13,531	$14,371
4/30/2021	$13,931	$14,815
5/31/2021	$14,435	$15,312
6/30/2021	$14,153	$15,144
7/31/2021	$14,186	$15,260
8/31/2021	$14,363	$15,530
9/30/2021	$13,846	$15,091
10/31/2021	$14,278	$15,466
11/30/2021	$13,656	$14,748
12/31/2021	$14,445	$15,505
1/31/2022	$14,180	$14,757
2/28/2022	$13,752	$14,497
3/31/2022	$13,481	$14,607
4/30/2022	$12,734	$13,675
5/31/2022	$13,067	$13,797
6/30/2022	$11,750	$12,519
7/31/2022	$12,313	$13,145
8/31/2022	$11,472	$12,522
9/30/2022	$10,372	$11,356
10/31/2022	$11,132	$11,968
11/30/2022	$12,605	$13,318
12/31/2022	$12,417	$13,332
1/31/2023	$13,488	$14,413
2/28/2023	$13,131	$14,114
3/31/2023	$13,399	$14,482
4/30/2023	$13,763	$14,906
5/31/2023	$13,213	$14,294
6/30/2023	$13,728	$14,949
7/31/2023	$14,126	$15,434
8/31/2023	$13,591	$14,845
9/30/2023	$13,104	$14,344
10/31/2023	$12,609	$13,764
11/30/2023	$13,591	$15,044
12/31/2023	$14,425	$15,846
1/31/2024	$14,276	$15,938
2/29/2024	$14,517	$16,232
3/31/2024	$14,957	$16,785
4/30/2024	$14,496	$16,373
5/31/2024	$15,283	$17,028
6/30/2024	$14,914	$16,757
7/31/2024	$15,503	$17,250
8/31/2024	$16,006	$17,813
9/30/2024	$16,141	$17,985
10/31/2024	$15,254	$17,009
11/30/2024	$15,340	$16,916
12/31/2024	$14,952	$16,534
1/31/2025	$15,720	$17,405
2/28/2025	$16,392	$17,745
3/31/2025	$16,406	$17,693
4/30/2025	$16,743	$18,523
5/31/2025	$17,620	$19,397
6/30/2025	$18,095	$19,829
7/31/2025	$17,612	$19,552
8/31/2025	$18,255	$20,388
9/30/2025	$18,540	$20,787
10/31/2025	$18,782	$21,034

Average Annual Total Returns

I3C5D	1 Year	5 Years	Since Inception 3/10/17
Class I3	23.07%	12.56%	7.56%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.98%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,491,712,608
Number of Portfolio Holdings	109
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$30,526,558

Transamerica International Equity

Class I3

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.0%
United Kingdom	14.6
Germany	12.3
France	11.6
Switzerland	6.6
Netherlands	5.6
Ireland	5.1
Hong Kong	3.4
Australia	2.8
Sweden	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	25.4%
Industrials	14.9
Information Technology	12.6
Consumer Discretionary	11.6
Health Care	9.1
Consumer Staples	7.8
Energy	6.3
Materials	6.1
Utilities	1.8
Communication Services	1.4
Real Estate	0.7
Preferred Stocks	0.7
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.4%
ASML Holding NV	2.4
Hitachi Ltd.	2.4
Societe Generale SA	2.0
Sumitomo Mitsui Financial Group, Inc.	2.0
Samsung Electronics Co. Ltd.	1.9
SAP SE	1.8
Veolia Environnement SA	1.8
DBS Group Holdings Ltd.	1.8
Lloyds Banking Group PLC	1.8

Transamerica International Equity

Class I3

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Equity

Class I3

Annual Shareholder Report

Transamerica International Equity

Class R

TRWRX

October 31, 2025

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$143	1.29%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R shares at NAV returned 22.41%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The fiscal year ended October 31, 2025 was characterized by signs of moderating inflation and artificial intelligence-related optimism that sent stocks higher, offset by bouts of global trade and geopolitical uncertainty giving investors angst.

  Among regions within the Fund’s benchmark, the MSCI EAFE Index, the above backdrop proved most favorable for the United Kingdom, while stocks in Asia Ex-Japan trailed the most.

  Among sectors within the Fund’s benchmark, financials achieved strong returns, while health care was the only sector to experience a decline.

  Within the Fund, stock selection and positioning within the United Kingdom detracted the most from relative returns. Lack of exposure to large regional index constituents, such as shares of HSBC and Rolls Royce Holdings, were costly to relative results.

  Europe contributed the most to relative results among regions. Positive stock selection effects had the largest impact. Multiple holdings contributed to returns, including a leading cement producer Heidelberg Materials, financial services company Societe General and Irish bank AIB Group.

  From a sector perspective, industrials detracted the most from relative returns. While the Fund’s collection of holdings in the sector produced double-digit returns on average, underweight exposure to the rally among aerospace and defense companies detracted from relative results.

  Materials contributed the most to relative returns due to positive stock selection, especially Heidelberg Materials. The company, one of the world’s largest producers of cement and ready-mixed concrete, has seen its stock price buoyed by several positive developments including positive data points in parts of Europe and the U.S., and a recently announced German stimulus plan favoring infrastructure spending.

  As of the fiscal year end, changes in U.S. trade policies were just beginning to be felt across the global economy and the full impact on trade flows, consumer spending and capital expenditures would not be known for some time. The Fund continues to emphasize a combination of attractive valuations and improving business fundamentals across a variety of sectors and industry groups.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Equity

Class R

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R	MSCI EAFE Index
3/10/2017	$10,000	$10,000
4/30/2017	$10,209	$10,305
5/31/2017	$10,493	$10,575
6/30/2017	$10,829	$10,978
7/31/2017	$10,806	$10,962
8/31/2017	$11,038	$11,278
9/30/2017	$10,940	$11,276
10/31/2017	$11,322	$11,737
11/30/2017	$11,473	$11,862
12/31/2017	$11,647	$12,055
1/31/2018	$12,232	$12,660
2/28/2018	$11,665	$12,091
3/31/2018	$11,576	$11,884
4/30/2018	$11,741	$12,169
5/31/2018	$11,481	$11,912
6/30/2018	$11,304	$11,770
7/31/2018	$11,582	$12,060
8/31/2018	$11,363	$11,829
9/30/2018	$11,393	$11,936
10/31/2018	$10,430	$10,987
11/30/2018	$10,412	$10,975
12/31/2018	$9,757	$10,445
1/31/2019	$10,427	$11,133
2/28/2019	$10,545	$11,418
3/31/2019	$10,532	$11,502
4/30/2019	$10,917	$11,837
5/31/2019	$10,135	$11,285
6/30/2019	$10,768	$11,958
7/31/2019	$10,539	$11,808
8/31/2019	$10,309	$11,504
9/30/2019	$10,725	$11,839
10/31/2019	$11,184	$12,265
11/30/2019	$11,345	$12,406
12/31/2019	$11,772	$12,811
1/31/2020	$11,341	$12,544
2/29/2020	$10,420	$11,412
3/31/2020	$8,567	$9,900
4/30/2020	$9,304	$10,548
5/31/2020	$9,741	$11,014
6/30/2020	$10,160	$11,393
7/31/2020	$10,370	$11,661
8/31/2020	$10,884	$12,262
9/30/2020	$10,681	$11,949
10/31/2020	$10,205	$11,473
11/30/2020	$11,867	$13,253
12/31/2020	$12,520	$13,871
1/31/2021	$12,449	$13,725
2/28/2021	$12,820	$14,035
3/31/2021	$13,262	$14,371
4/30/2021	$13,646	$14,815
5/31/2021	$14,139	$15,312
6/30/2021	$13,851	$15,144
7/31/2021	$13,883	$15,260
8/31/2021	$14,049	$15,530
9/30/2021	$13,537	$15,091
10/31/2021	$13,953	$15,466
11/30/2021	$13,339	$14,748
12/31/2021	$14,109	$15,505
1/31/2022	$13,838	$14,757
2/28/2022	$13,416	$14,497
3/31/2022	$13,151	$14,607
4/30/2022	$12,412	$13,675
5/31/2022	$12,736	$13,797
6/30/2022	$11,442	$12,519
7/31/2022	$11,990	$13,145
8/31/2022	$11,164	$12,522
9/30/2022	$10,088	$11,356
10/31/2022	$10,828	$11,968
11/30/2022	$12,254	$13,318
12/31/2022	$12,070	$13,332
1/31/2023	$13,099	$14,413
2/28/2023	$12,747	$14,114
3/31/2023	$12,999	$14,482
4/30/2023	$13,351	$14,906
5/31/2023	$12,813	$14,294
6/30/2023	$13,305	$14,949
7/31/2023	$13,683	$15,434
8/31/2023	$13,165	$14,845
9/30/2023	$12,687	$14,344
10/31/2023	$12,203	$13,764
11/30/2023	$13,145	$15,044
12/31/2023	$13,945	$15,846
1/31/2024	$13,795	$15,938
2/29/2024	$14,027	$16,232
3/31/2024	$14,443	$16,785
4/30/2024	$13,993	$16,373
5/31/2024	$14,750	$17,028
6/30/2024	$14,388	$16,757
7/31/2024	$14,948	$17,250
8/31/2024	$15,419	$17,813
9/30/2024	$15,548	$17,985
10/31/2024	$14,689	$17,009
11/30/2024	$14,764	$16,916
12/31/2024	$14,385	$16,534
1/31/2025	$15,118	$17,405
2/28/2025	$15,753	$17,745
3/31/2025	$15,760	$17,693
4/30/2025	$16,075	$18,523
5/31/2025	$16,912	$19,397
6/30/2025	$17,359	$19,829
7/31/2025	$16,891	$19,552
8/31/2025	$17,505	$20,388
9/30/2025	$17,764	$20,787
10/31/2025	$17,987	$21,034

Average Annual Total Returns

I3C55	1 Year	5 Years	Since Inception 3/10/17
Class R	22.41%	11.99%	7.02%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.98%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,491,712,608
Number of Portfolio Holdings	109
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$30,526,558

Transamerica International Equity

Class R

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.0%
United Kingdom	14.6
Germany	12.3
France	11.6
Switzerland	6.6
Netherlands	5.6
Ireland	5.1
Hong Kong	3.4
Australia	2.8
Sweden	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	25.4%
Industrials	14.9
Information Technology	12.6
Consumer Discretionary	11.6
Health Care	9.1
Consumer Staples	7.8
Energy	6.3
Materials	6.1
Utilities	1.8
Communication Services	1.4
Real Estate	0.7
Preferred Stocks	0.7
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.4%
ASML Holding NV	2.4
Hitachi Ltd.	2.4
Societe Generale SA	2.0
Sumitomo Mitsui Financial Group, Inc.	2.0
Samsung Electronics Co. Ltd.	1.9
SAP SE	1.8
Veolia Environnement SA	1.8
DBS Group Holdings Ltd.	1.8
Lloyds Banking Group PLC	1.8

Transamerica International Equity

Class R

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Equity

Class R

Annual Shareholder Report

Transamerica International Equity

Class R4

TRWFX

October 31, 2025

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R4	$114	1.02%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R4 shares at NAV returned 22.75%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The fiscal year ended October 31, 2025 was characterized by signs of moderating inflation and artificial intelligence-related optimism that sent stocks higher, offset by bouts of global trade and geopolitical uncertainty giving investors angst.

  Among regions within the Fund’s benchmark, the MSCI EAFE Index, the above backdrop proved most favorable for the United Kingdom, while stocks in Asia Ex-Japan trailed the most.

  Among sectors within the Fund’s benchmark, financials achieved strong returns, while health care was the only sector to experience a decline.

  Within the Fund, stock selection and positioning within the United Kingdom detracted the most from relative returns. Lack of exposure to large regional index constituents, such as shares of HSBC and Rolls Royce Holdings, were costly to relative results.

  Europe contributed the most to relative results among regions. Positive stock selection effects had the largest impact. Multiple holdings contributed to returns, including a leading cement producer Heidelberg Materials, financial services company Societe General and Irish bank AIB Group.

  From a sector perspective, industrials detracted the most from relative returns. While the Fund’s collection of holdings in the sector produced double-digit returns on average, underweight exposure to the rally among aerospace and defense companies detracted from relative results.

  Materials contributed the most to relative returns due to positive stock selection, especially Heidelberg Materials. The company, one of the world’s largest producers of cement and ready-mixed concrete, has seen its stock price buoyed by several positive developments including positive data points in parts of Europe and the U.S., and a recently announced German stimulus plan favoring infrastructure spending.

  As of the fiscal year end, changes in U.S. trade policies were just beginning to be felt across the global economy and the full impact on trade flows, consumer spending and capital expenditures would not be known for some time. The Fund continues to emphasize a combination of attractive valuations and improving business fundamentals across a variety of sectors and industry groups.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Equity

Class R4

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R4	MSCI EAFE Index
3/10/2017	$10,000	$10,000
4/30/2017	$10,215	$10,305
5/31/2017	$10,493	$10,575
6/30/2017	$10,841	$10,978
7/31/2017	$10,812	$10,962
8/31/2017	$11,050	$11,278
9/30/2017	$10,951	$11,276
10/31/2017	$11,334	$11,737
11/30/2017	$11,491	$11,862
12/31/2017	$11,666	$12,055
1/31/2018	$12,253	$12,660
2/28/2018	$11,690	$12,091
3/31/2018	$11,607	$11,884
4/30/2018	$11,773	$12,169
5/31/2018	$11,512	$11,912
6/30/2018	$11,340	$11,770
7/31/2018	$11,624	$12,060
8/31/2018	$11,399	$11,829
9/30/2018	$11,435	$11,936
10/31/2018	$10,473	$10,987
11/30/2018	$10,450	$10,975
12/31/2018	$9,797	$10,445
1/31/2019	$10,478	$11,133
2/28/2019	$10,591	$11,418
3/31/2019	$10,584	$11,502
4/30/2019	$10,978	$11,837
5/31/2019	$10,191	$11,285
6/30/2019	$10,828	$11,958
7/31/2019	$10,597	$11,808
8/31/2019	$10,372	$11,504
9/30/2019	$10,791	$11,839
10/31/2019	$11,253	$12,265
11/30/2019	$11,422	$12,406
12/31/2019	$11,848	$12,811
1/31/2020	$11,418	$12,544
2/29/2020	$10,495	$11,412
3/31/2020	$8,630	$9,900
4/30/2020	$9,373	$10,548
5/31/2020	$9,816	$11,014
6/30/2020	$10,245	$11,393
7/31/2020	$10,457	$11,661
8/31/2020	$10,976	$12,262
9/30/2020	$10,771	$11,949
10/31/2020	$10,296	$11,473
11/30/2020	$11,976	$13,253
12/31/2020	$12,633	$13,871
1/31/2021	$12,568	$13,725
2/28/2021	$12,944	$14,035
3/31/2021	$13,398	$14,371
4/30/2021	$13,787	$14,815
5/31/2021	$14,280	$15,312
6/30/2021	$14,001	$15,144
7/31/2021	$14,027	$15,260
8/31/2021	$14,202	$15,530
9/30/2021	$13,690	$15,091
10/31/2021	$14,111	$15,466
11/30/2021	$13,495	$14,748
12/31/2021	$14,274	$15,505
1/31/2022	$14,006	$14,757
2/28/2022	$13,576	$14,497
3/31/2022	$13,315	$14,607
4/30/2022	$12,571	$13,675
5/31/2022	$12,893	$13,797
6/30/2022	$11,592	$12,519
7/31/2022	$12,142	$13,145
8/31/2022	$11,310	$12,522
9/30/2022	$10,224	$11,356
10/31/2022	$10,975	$11,968
11/30/2022	$12,423	$13,318
12/31/2022	$12,239	$13,332
1/31/2023	$13,284	$14,413
2/28/2023	$12,933	$14,114
3/31/2023	$13,189	$14,482
4/30/2023	$13,547	$14,906
5/31/2023	$13,001	$14,294
6/30/2023	$13,513	$14,949
7/31/2023	$13,897	$15,434
8/31/2023	$13,371	$14,845
9/30/2023	$12,886	$14,344
10/31/2023	$12,401	$13,764
11/30/2023	$13,365	$15,044
12/31/2023	$14,178	$15,846
1/31/2024	$14,026	$15,938
2/29/2024	$14,269	$16,232
3/31/2024	$14,692	$16,785
4/30/2024	$14,241	$16,373
5/31/2024	$15,005	$17,028
6/30/2024	$14,643	$16,757
7/31/2024	$15,220	$17,250
8/31/2024	$15,706	$17,813
9/30/2024	$15,838	$17,985
10/31/2024	$14,963	$17,009
11/30/2024	$15,046	$16,916
12/31/2024	$14,657	$16,534
1/31/2025	$15,406	$17,405
2/28/2025	$16,062	$17,745
3/31/2025	$16,070	$17,693
4/30/2025	$16,398	$18,523
5/31/2025	$17,254	$19,397
6/30/2025	$17,718	$19,829
7/31/2025	$17,240	$19,552
8/31/2025	$17,868	$20,388
9/30/2025	$18,139	$20,787
10/31/2025	$18,367	$21,034

Average Annual Total Returns

I3C5E	1 Year	5 Years	Since Inception 3/10/17
Class R4	22.75%	12.27%	7.28%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.98%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,491,712,608
Number of Portfolio Holdings	109
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$30,526,558

Transamerica International Equity

Class R4

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.0%
United Kingdom	14.6
Germany	12.3
France	11.6
Switzerland	6.6
Netherlands	5.6
Ireland	5.1
Hong Kong	3.4
Australia	2.8
Sweden	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	25.4%
Industrials	14.9
Information Technology	12.6
Consumer Discretionary	11.6
Health Care	9.1
Consumer Staples	7.8
Energy	6.3
Materials	6.1
Utilities	1.8
Communication Services	1.4
Real Estate	0.7
Preferred Stocks	0.7
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.4%
ASML Holding NV	2.4
Hitachi Ltd.	2.4
Societe Generale SA	2.0
Sumitomo Mitsui Financial Group, Inc.	2.0
Samsung Electronics Co. Ltd.	1.9
SAP SE	1.8
Veolia Environnement SA	1.8
DBS Group Holdings Ltd.	1.8
Lloyds Banking Group PLC	1.8

Transamerica International Equity

Class R4

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Equity

Class R4

Annual Shareholder Report

Transamerica International Equity

Class R6

TAINX

October 31, 2025

Fund Overview

Transamerica International Equity (the "Fund") seeks maximum long-term total return, consistent with reasonable risk to principal, by investing in a diversified portfolio of common stocks of primarily non-U.S. issuers. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$86	0.77%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 23.10%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The fiscal year ended October 31, 2025 was characterized by signs of moderating inflation and artificial intelligence-related optimism that sent stocks higher, offset by bouts of global trade and geopolitical uncertainty giving investors angst.

  Among regions within the Fund’s benchmark, the MSCI EAFE Index, the above backdrop proved most favorable for the United Kingdom, while stocks in Asia Ex-Japan trailed the most.

  Among sectors within the Fund’s benchmark, financials achieved strong returns, while health care was the only sector to experience a decline.

  Within the Fund, stock selection and positioning within the United Kingdom detracted the most from relative returns. Lack of exposure to large regional index constituents, such as shares of HSBC and Rolls Royce Holdings, were costly to relative results.

  Europe contributed the most to relative results among regions. Positive stock selection effects had the largest impact. Multiple holdings contributed to returns, including a leading cement producer Heidelberg Materials, financial services company Societe General and Irish bank AIB Group.

  From a sector perspective, industrials detracted the most from relative returns. While the Fund’s collection of holdings in the sector produced double-digit returns on average, underweight exposure to the rally among aerospace and defense companies detracted from relative results.

  Materials contributed the most to relative returns due to positive stock selection, especially Heidelberg Materials. The company, one of the world’s largest producers of cement and ready-mixed concrete, has seen its stock price buoyed by several positive developments including positive data points in parts of Europe and the U.S., and a recently announced German stimulus plan favoring infrastructure spending.

  As of the fiscal year end, changes in U.S. trade policies were just beginning to be felt across the global economy and the full impact on trade flows, consumer spending and capital expenditures would not be known for some time. The Fund continues to emphasize a combination of attractive valuations and improving business fundamentals across a variety of sectors and industry groups.

  The views expressed reflect the opinions of Thompson, Siegel & Walmsley LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Equity

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI EAFE Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,841	$9,846
12/31/2015	$9,700	$9,715
1/31/2016	$9,116	$9,013
2/29/2016	$8,845	$8,851
3/31/2016	$9,503	$9,435
4/30/2016	$9,631	$9,718
5/31/2016	$9,631	$9,642
6/30/2016	$9,209	$9,322
7/31/2016	$9,683	$9,796
8/31/2016	$9,815	$9,804
9/30/2016	$9,890	$9,929
10/31/2016	$9,763	$9,726
11/30/2016	$9,527	$9,534
12/31/2016	$9,768	$9,862
1/31/2017	$10,022	$10,148
2/28/2017	$10,122	$10,295
3/31/2017	$10,469	$10,590
4/30/2017	$10,764	$10,868
5/31/2017	$11,117	$11,281
6/30/2017	$11,094	$11,264
7/31/2017	$11,335	$11,590
8/31/2017	$11,241	$11,587
10/31/2017	$11,642	$12,062
11/30/2017	$11,801	$12,190
12/31/2017	$11,986	$12,388
1/31/2018	$12,594	$13,010
2/28/2018	$12,016	$12,425
3/31/2018	$11,925	$12,213
4/30/2018	$12,101	$12,505
5/31/2018	$11,840	$12,241
6/30/2018	$11,664	$12,095
7/31/2018	$11,956	$12,393
8/31/2018	$11,731	$12,156
9/30/2018	$11,773	$12,266
10/31/2018	$10,776	$11,291
11/30/2018	$10,758	$11,278
12/31/2018	$10,085	$10,733
1/31/2019	$10,791	$11,440
2/28/2019	$10,913	$11,733
3/31/2019	$10,901	$11,820
4/30/2019	$11,311	$12,164
5/31/2019	$10,503	$11,597
6/30/2019	$11,164	$12,289
7/31/2019	$10,926	$12,134
8/31/2019	$10,695	$11,821
9/30/2019	$11,132	$12,166
10/31/2019	$11,613	$12,604
11/30/2019	$11,786	$12,748
12/31/2019	$12,232	$13,165
1/31/2020	$11,790	$12,891
2/29/2020	$10,839	$11,727
3/31/2020	$8,918	$10,174
4/30/2020	$9,684	$10,840
5/31/2020	$10,146	$11,318
6/30/2020	$10,589	$11,708
7/31/2020	$10,813	$11,983
8/31/2020	$11,348	$12,601
9/30/2020	$11,136	$12,279
10/31/2020	$10,648	$11,790
11/30/2020	$12,391	$13,619
12/31/2020	$13,068	$14,255
1/31/2021	$13,008	$14,104
2/28/2021	$13,396	$14,422
3/31/2021	$13,871	$14,768
4/30/2021	$14,272	$15,224
5/31/2021	$14,794	$15,735
6/30/2021	$14,506	$15,563
7/31/2021	$14,540	$15,681
8/31/2021	$14,720	$15,959
9/30/2021	$14,192	$15,508
10/31/2021	$14,627	$15,893
11/30/2021	$13,991	$15,156
12/31/2021	$14,804	$15,933
1/31/2022	$14,527	$15,164
2/28/2022	$14,090	$14,898
3/31/2022	$13,820	$15,011
4/30/2022	$13,050	$14,052
5/31/2022	$13,390	$14,178
6/30/2022	$12,038	$12,865
7/31/2022	$12,613	$13,508
8/31/2022	$11,753	$12,868
9/30/2022	$10,630	$11,670
10/31/2022	$11,414	$12,298
11/30/2022	$12,918	$13,686
12/31/2022	$12,726	$13,700
1/31/2023	$13,820	$14,812
2/28/2023	$13,456	$14,504
3/31/2023	$13,729	$14,882
4/30/2023	$14,108	$15,318
5/31/2023	$13,540	$14,689
6/30/2023	$14,073	$15,362
7/31/2023	$14,479	$15,861
8/31/2023	$13,932	$15,255
9/30/2023	$13,428	$14,740
10/31/2023	$12,930	$14,144
11/30/2023	$13,932	$15,459
12/31/2023	$14,785	$16,283
1/31/2024	$14,633	$16,379
2/29/2024	$14,879	$16,680
3/31/2024	$15,328	$17,248
4/30/2024	$14,857	$16,825
5/31/2024	$15,668	$17,498
6/30/2024	$15,284	$17,220
7/31/2024	$15,892	$17,727
8/31/2024	$16,399	$18,305
9/30/2024	$16,544	$18,482
10/31/2024	$15,632	$17,479
11/30/2024	$15,726	$17,383
12/31/2024	$15,325	$16,991
1/31/2025	$16,108	$17,886
2/28/2025	$16,795	$18,235
3/31/2025	$16,810	$18,182
4/30/2025	$17,153	$19,034
5/31/2025	$18,057	$19,933
6/30/2025	$18,542	$20,376
7/31/2025	$18,049	$20,092
8/31/2025	$18,713	$20,951
9/30/2025	$18,997	$21,361
10/31/2025	$19,243	$21,615

Average Annual Total Returns

I3C5B	1 Year	5 Years	10 Years
Class R6	23.10%	12.57%	6.76%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.01%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$4,491,712,608
Number of Portfolio Holdings	109
Portfolio Turnover Rate	13%
Total Advisory Fees Paid (net of waivers and reimbursements)	$30,526,558

Transamerica International Equity

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.0%
United Kingdom	14.6
Germany	12.3
France	11.6
Switzerland	6.6
Netherlands	5.6
Ireland	5.1
Hong Kong	3.4
Australia	2.8
Sweden	2.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	25.4%
Industrials	14.9
Information Technology	12.6
Consumer Discretionary	11.6
Health Care	9.1
Consumer Staples	7.8
Energy	6.3
Materials	6.1
Utilities	1.8
Communication Services	1.4
Real Estate	0.7
Preferred Stocks	0.7
Repurchase Agreements	0.6
Other Investment Company	0.3
Net Other Assets (Liabilities)Footnote Reference^	0.7
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Sony Group Corp.	2.4%
ASML Holding NV	2.4
Hitachi Ltd.	2.4
Societe Generale SA	2.0
Sumitomo Mitsui Financial Group, Inc.	2.0
Samsung Electronics Co. Ltd.	1.9
SAP SE	1.8
Veolia Environnement SA	1.8
DBS Group Holdings Ltd.	1.8
Lloyds Banking Group PLC	1.8

Transamerica International Equity

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Equity

Class R6

Annual Shareholder Report

Transamerica International Focus

Class A

TGRHX

October 31, 2025

Fund Overview

Transamerica International Focus (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$125	1.20%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 8.74%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  From a sector perspective, holdings and an underweight in financials and holdings in industrials detracted the most from benchmark relative performance during the fiscal year ended October 31, 2025, while an underweight in health care and holdings in consumer staples were the largest contributors.

  Among countries and regions, the Fund’s holdings in Western Europe and non-index exposure to U.S./Canada detracted; non-index exposure to Emerging Asia contributed.

  Stylistically, the Fund’s growth style was out of favor during the fiscal year, as reflected in the MSCI EAFE Value Index materially outperforming the MSCI EAFE Growth Index.

  Top individual detractors included Sika, Wolters Kluwer, Keyence, Ferrari, and Constellation Software. Sika, ICON, and Ferrari detracted as a result of softening short-term demand for their respective markets. Additionally, Keyence continued to deal with elevated business level cyclicality, while Wolters Kluwer dealt with multiple compression due to rising AI threats and executive shuffles.

  Top contributors were Taiwan Semiconductor, Safran, Ajinomoto, Belimo and Hoya. Taiwan Semiconductor, Ajinomoto, Belimo, and Hoya all benefited from increasing semiconductor demand and data center growth as AI sentiment boomed. Safran benefited from strong engine deliveries, after-market services, and increasing defense demand.

  Markets were shaped by political realignments, trade frictions, and AI-driven sector dynamics.

  While valuation expansion drove most of the market returns during the fiscal year, earnings growth remains the primary driver of returns over the long term, in the sub-adviser's view.

  The views expressed reflect the opinions of Sands Capital Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Focus

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	MSCI EAFE Index
3/1/2018	$9,447	$10,000
3/31/2018	$9,458	$9,830
4/30/2018	$9,532	$10,065
5/31/2018	$9,341	$9,852
6/30/2018	$9,139	$9,735
7/31/2018	$9,235	$9,975
8/31/2018	$9,139	$9,783
9/30/2018	$9,203	$9,873
10/31/2018	$8,342	$9,087
11/30/2018	$8,278	$9,077
12/31/2018	$7,883	$8,639
1/31/2019	$8,443	$9,208
2/28/2019	$8,710	$9,443
3/31/2019	$8,837	$9,513
4/30/2019	$9,155	$9,790
5/31/2019	$8,608	$9,334
6/30/2019	$9,142	$9,891
7/31/2019	$9,079	$9,766
8/31/2019	$8,888	$9,514
9/30/2019	$9,155	$9,792
10/31/2019	$9,575	$10,145
11/30/2019	$9,575	$10,261
12/31/2019	$10,035	$10,596
1/31/2020	$9,919	$10,375
2/29/2020	$9,299	$9,439
3/31/2020	$7,788	$8,189
4/30/2020	$8,447	$8,724
5/31/2020	$9,054	$9,110
6/30/2020	$9,557	$9,423
7/31/2020	$10,138	$9,645
8/31/2020	$10,474	$10,142
9/30/2020	$10,306	$9,883
10/31/2020	$10,035	$9,489
11/30/2020	$11,494	$10,962
12/31/2020	$12,125	$11,473
1/31/2021	$12,164	$11,352
2/28/2021	$12,256	$11,608
3/31/2021	$12,399	$11,886
4/30/2021	$12,763	$12,253
5/31/2021	$13,179	$12,665
6/30/2021	$13,010	$12,526
7/31/2021	$12,945	$12,621
8/31/2021	$13,101	$12,845
9/30/2021	$12,802	$12,482
10/31/2021	$13,101	$12,792
11/30/2021	$12,711	$12,198
12/31/2021	$13,383	$12,824
1/31/2022	$12,680	$12,205
2/28/2022	$12,198	$11,991
3/31/2022	$12,046	$12,081
4/30/2022	$11,068	$11,310
5/31/2022	$11,233	$11,411
6/30/2022	$10,061	$10,355
7/31/2022	$10,627	$10,872
8/31/2022	$10,089	$10,356
9/30/2022	$9,042	$9,392
10/31/2022	$9,607	$9,898
11/30/2022	$10,916	$11,015
12/31/2022	$10,627	$11,027
1/31/2023	$11,368	$11,921
2/28/2023	$11,018	$11,674
3/31/2023	$11,256	$11,978
4/30/2023	$11,354	$12,328
5/31/2023	$10,878	$11,823
6/30/2023	$11,452	$12,364
7/31/2023	$11,801	$12,766
8/31/2023	$11,438	$12,278
9/30/2023	$11,074	$11,864
10/31/2023	$10,738	$11,384
11/30/2023	$11,382	$12,443
12/31/2023	$11,919	$13,106
1/31/2024	$11,767	$13,182
2/29/2024	$12,343	$13,425
3/31/2024	$12,797	$13,882
4/30/2024	$12,388	$13,542
5/31/2024	$12,782	$14,083
6/30/2024	$12,494	$13,859
7/31/2024	$12,737	$14,267
8/31/2024	$12,903	$14,733
9/30/2024	$12,706	$14,875
10/31/2024	$12,010	$14,068
11/30/2024	$12,191	$13,991
12/31/2024	$11,785	$13,675
1/31/2025	$12,295	$14,395
2/28/2025	$12,240	$14,676
3/31/2025	$11,730	$14,634
4/30/2025	$12,313	$15,320
5/31/2025	$13,060	$16,043
6/30/2025	$13,461	$16,400
7/31/2025	$13,187	$16,171
8/31/2025	$13,042	$16,863
9/30/2025	$13,206	$17,193
10/31/2025	$13,060	$17,397

Average Annual Total Returns

I3BL1	1 Year	5 Years	Since Inception 3/1/18
Class A with Load	2.78%	4.23%	3.54%
Class A	8.74%	5.41%	4.31%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	7.49%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$650,056,367
Number of Portfolio Holdings	32
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,369,557

Transamerica International Focus

Class A

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.6%
Canada	10.8
United States	8.5
Netherlands	8.5
France	7.1
United Kingdom	6.9
Switzerland	6.0
Taiwan	5.6
Germany	5.6
Norway	3.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.3%
Information Technology	19.9
Consumer Discretionary	17.2
Financials	12.7
Consumer Staples	10.8
Materials	5.9
Communication Services	5.2
Health Care	4.0
Repurchase Agreements	3.6
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5.6%
Safran SA	5.0
ITOCHU Corp.	4.5
Ajinomoto Co., Inc.	4.3
Hoya Corp.	4.0
Salmar ASA	3.8
Compass Group PLC	3.7
AIA Group Ltd.	3.5
ASM International NV	3.5
Belimo Holding AG	3.3

Transamerica International Focus

Class A

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2026.

An information statement was made available to investors that provided certain information about Sands Capital and the terms of the new sub-advisory arrangements.

  Effective December 12, 2024, Sands Capital Management, LLC (“Sands Capital”) was approved as the Fund’s continuing sub-adviser. Sands Capital was previously appointed interim sub-adviser for the Fund effective as of the close of business on October 25, 2024.

  In connection with this sub-adviser change, and as set forth in the Supplement to the Fund’s prospectus dated October 25, 2024, the Fund’s principal investment strategies were revised to reflect a more concentrated growth strategy and the Fund’s principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk.

  The Fund’s Annual Fund Operating Expenses were restated to reflect the new reduced management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Focus

Class A

Annual Shareholder Report

Transamerica International Focus

Class I

TGRGX

October 31, 2025

Fund Overview

Transamerica International Focus (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$86	0.82%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 9.21%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  From a sector perspective, holdings and an underweight in financials and holdings in industrials detracted the most from benchmark relative performance during the fiscal year ended October 31, 2025, while an underweight in health care and holdings in consumer staples were the largest contributors.

  Among countries and regions, the Fund’s holdings in Western Europe and non-index exposure to U.S./Canada detracted; non-index exposure to Emerging Asia contributed.

  Stylistically, the Fund’s growth style was out of favor during the fiscal year, as reflected in the MSCI EAFE Value Index materially outperforming the MSCI EAFE Growth Index.

  Top individual detractors included Sika, Wolters Kluwer, Keyence, Ferrari, and Constellation Software. Sika, ICON, and Ferrari detracted as a result of softening short-term demand for their respective markets. Additionally, Keyence continued to deal with elevated business level cyclicality, while Wolters Kluwer dealt with multiple compression due to rising AI threats and executive shuffles.

  Top contributors were Taiwan Semiconductor, Safran, Ajinomoto, Belimo and Hoya. Taiwan Semiconductor, Ajinomoto, Belimo, and Hoya all benefited from increasing semiconductor demand and data center growth as AI sentiment boomed. Safran benefited from strong engine deliveries, after-market services, and increasing defense demand.

  Markets were shaped by political realignments, trade frictions, and AI-driven sector dynamics.

  While valuation expansion drove most of the market returns during the fiscal year, earnings growth remains the primary driver of returns over the long term, in the sub-adviser's view.

  The views expressed reflect the opinions of Sands Capital Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Focus

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI EAFE Index
3/1/2018	$10,000	$10,000
3/31/2018	$10,011	$9,830
4/30/2018	$10,090	$10,065
5/31/2018	$9,888	$9,852
6/30/2018	$9,674	$9,735
7/31/2018	$9,775	$9,975
8/31/2018	$9,674	$9,783
9/30/2018	$9,753	$9,873
10/31/2018	$8,841	$9,087
11/30/2018	$8,774	$9,077
12/31/2018	$8,362	$8,639
1/31/2019	$8,954	$9,208
2/28/2019	$9,237	$9,443
3/31/2019	$9,385	$9,513
4/30/2019	$9,709	$9,790
5/31/2019	$9,130	$9,334
6/30/2019	$9,695	$9,891
7/31/2019	$9,628	$9,766
8/31/2019	$9,426	$9,514
9/30/2019	$9,722	$9,792
10/31/2019	$10,166	$10,145
11/30/2019	$10,166	$10,261
12/31/2019	$10,644	$10,596
1/31/2020	$10,534	$10,375
2/29/2020	$9,877	$9,439
3/31/2020	$8,274	$8,189
4/30/2020	$8,972	$8,724
5/31/2020	$9,630	$9,110
6/30/2020	$10,164	$9,423
7/31/2020	$10,781	$9,645
8/31/2020	$11,137	$10,142
9/30/2020	$10,959	$9,883
10/31/2020	$10,671	$9,489
11/30/2020	$12,219	$10,962
12/31/2020	$12,897	$11,473
1/31/2021	$12,938	$11,352
2/28/2021	$13,049	$11,608
3/31/2021	$13,187	$11,886
4/30/2021	$13,587	$12,253
5/31/2021	$14,043	$12,665
6/30/2021	$13,850	$12,526
7/31/2021	$13,795	$12,621
8/31/2021	$13,960	$12,845
9/30/2021	$13,657	$12,482
10/31/2021	$13,974	$12,792
11/30/2021	$13,560	$12,198
12/31/2021	$14,271	$12,824
1/31/2022	$13,525	$12,205
2/28/2022	$13,027	$11,991
3/31/2022	$12,881	$12,081
4/30/2022	$11,827	$11,310
5/31/2022	$12,017	$11,411
6/30/2022	$10,758	$10,355
7/31/2022	$11,358	$10,872
8/31/2022	$10,788	$10,356
9/30/2022	$9,675	$9,392
10/31/2022	$10,275	$9,898
11/30/2022	$11,680	$11,015
12/31/2022	$11,376	$11,027
1/31/2023	$12,165	$11,921
2/28/2023	$11,793	$11,674
3/31/2023	$12,046	$11,978
4/30/2023	$12,165	$12,328
5/31/2023	$11,659	$11,823
6/30/2023	$12,269	$12,364
7/31/2023	$12,657	$12,766
8/31/2023	$12,269	$12,278
9/30/2023	$11,882	$11,864
10/31/2023	$11,525	$11,384
11/30/2023	$12,225	$12,443
12/31/2023	$12,797	$13,106
1/31/2024	$12,651	$13,182
2/29/2024	$13,265	$13,425
3/31/2024	$13,750	$13,882
4/30/2024	$13,314	$13,542
5/31/2024	$13,750	$14,083
6/30/2024	$13,443	$13,859
7/31/2024	$13,718	$14,267
8/31/2024	$13,896	$14,733
9/30/2024	$13,669	$14,875
10/31/2024	$12,942	$14,068
11/30/2024	$13,136	$13,991
12/31/2024	$12,698	$13,675
1/31/2025	$13,261	$14,395
2/28/2025	$13,203	$14,676
3/31/2025	$12,659	$14,634
4/30/2025	$13,281	$15,320
5/31/2025	$14,098	$16,043
6/30/2025	$14,545	$16,400
7/31/2025	$14,234	$16,171
8/31/2025	$14,078	$16,863
9/30/2025	$14,253	$17,193
10/31/2025	$14,117	$17,397

Average Annual Total Returns

I3BL8	1 Year	5 Years	Since Inception 3/1/18
Class I	9.21%	5.76%	4.60%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	7.49%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$650,056,367
Number of Portfolio Holdings	32
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,369,557

Transamerica International Focus

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.6%
Canada	10.8
United States	8.5
Netherlands	8.5
France	7.1
United Kingdom	6.9
Switzerland	6.0
Taiwan	5.6
Germany	5.6
Norway	3.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.3%
Information Technology	19.9
Consumer Discretionary	17.2
Financials	12.7
Consumer Staples	10.8
Materials	5.9
Communication Services	5.2
Health Care	4.0
Repurchase Agreements	3.6
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5.6%
Safran SA	5.0
ITOCHU Corp.	4.5
Ajinomoto Co., Inc.	4.3
Hoya Corp.	4.0
Salmar ASA	3.8
Compass Group PLC	3.7
AIA Group Ltd.	3.5
ASM International NV	3.5
Belimo Holding AG	3.3

Transamerica International Focus

Class I

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2026.

An information statement was made available to investors that provided certain information about Sands Capital and the terms of the new sub-advisory arrangements.

  Effective December 12, 2024, Sands Capital Management, LLC (“Sands Capital”) was approved as the Fund’s continuing sub-adviser. Sands Capital was previously appointed interim sub-adviser for the Fund effective as of the close of business on October 25, 2024.

  In connection with this sub-adviser change, and as set forth in the Supplement to the Fund’s prospectus dated October 25, 2024, the Fund’s principal investment strategies were revised to reflect a more concentrated growth strategy and the Fund’s principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk.

  The Fund’s Annual Fund Operating Expenses were restated to reflect the new reduced management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Focus

Class I

Annual Shareholder Report

Transamerica International Focus

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica International Focus (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$86	0.82%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 9.28%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  From a sector perspective, holdings and an underweight in financials and holdings in industrials detracted the most from benchmark relative performance during the fiscal year ended October 31, 2025, while an underweight in health care and holdings in consumer staples were the largest contributors.

  Among countries and regions, the Fund’s holdings in Western Europe and non-index exposure to U.S./Canada detracted; non-index exposure to Emerging Asia contributed.

  Stylistically, the Fund’s growth style was out of favor during the fiscal year, as reflected in the MSCI EAFE Value Index materially outperforming the MSCI EAFE Growth Index.

  Top individual detractors included Sika, Wolters Kluwer, Keyence, Ferrari, and Constellation Software. Sika, ICON, and Ferrari detracted as a result of softening short-term demand for their respective markets. Additionally, Keyence continued to deal with elevated business level cyclicality, while Wolters Kluwer dealt with multiple compression due to rising AI threats and executive shuffles.

  Top contributors were Taiwan Semiconductor, Safran, Ajinomoto, Belimo and Hoya. Taiwan Semiconductor, Ajinomoto, Belimo, and Hoya all benefited from increasing semiconductor demand and data center growth as AI sentiment boomed. Safran benefited from strong engine deliveries, after-market services, and increasing defense demand.

  Markets were shaped by political realignments, trade frictions, and AI-driven sector dynamics.

  While valuation expansion drove most of the market returns during the fiscal year, earnings growth remains the primary driver of returns over the long term, in the sub-adviser's view.

  The views expressed reflect the opinions of Sands Capital Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Focus

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI EAFE Index
10/31/2015	$10,000	$10,000
11/30/2015	$9,859	$9,846
12/31/2015	$9,651	$9,715
1/31/2016	$9,055	$9,013
2/29/2016	$8,896	$8,851
3/31/2016	$9,413	$9,435
4/30/2016	$9,558	$9,718
5/31/2016	$9,505	$9,642
6/30/2016	$9,267	$9,322
7/31/2016	$9,651	$9,796
8/31/2016	$9,744	$9,804
9/30/2016	$9,823	$9,929
10/31/2016	$9,625	$9,726
11/30/2016	$9,386	$9,534
12/31/2016	$9,664	$9,862
1/31/2017	$10,012	$10,148
2/28/2017	$10,079	$10,295
3/31/2017	$10,427	$10,590
4/30/2017	$10,829	$10,868
5/31/2017	$11,351	$11,281
6/30/2017	$11,364	$11,264
7/31/2017	$11,632	$11,590
8/31/2017	$11,618	$11,587
10/31/2017	$12,074	$12,062
11/30/2017	$12,167	$12,190
12/31/2017	$12,330	$12,388
1/31/2018	$12,874	$13,010
2/28/2018	$12,289	$12,425
3/31/2018	$12,112	$12,213
4/30/2018	$12,221	$12,505
5/31/2018	$11,962	$12,241
6/30/2018	$11,717	$12,095
7/31/2018	$11,840	$12,393
8/31/2018	$11,717	$12,156
9/30/2018	$11,799	$12,266
10/31/2018	$10,710	$11,291
11/30/2018	$10,629	$11,278
12/31/2018	$10,128	$10,733
1/31/2019	$10,849	$11,440
2/28/2019	$11,193	$11,733
3/31/2019	$11,374	$11,820
4/30/2019	$11,767	$12,164
5/31/2019	$11,079	$11,597
6/30/2019	$11,767	$12,289
7/31/2019	$11,685	$12,134
8/31/2019	$11,456	$11,821
9/30/2019	$11,800	$12,166
10/31/2019	$12,341	$12,604
11/30/2019	$12,357	$12,748
12/31/2019	$12,932	$13,165
1/31/2020	$12,799	$12,891
2/29/2020	$11,997	$11,727
3/31/2020	$10,059	$10,174
4/30/2020	$10,911	$10,840
5/31/2020	$11,713	$11,318
6/30/2020	$12,364	$11,708
7/31/2020	$13,116	$11,983
8/31/2020	$13,551	$12,601
9/30/2020	$13,333	$12,279
10/31/2020	$12,999	$11,790
11/30/2020	$14,887	$13,619
12/31/2020	$15,713	$14,255
1/31/2021	$15,764	$14,104
2/28/2021	$15,882	$14,422
3/31/2021	$16,068	$14,768
4/30/2021	$16,540	$15,224
5/31/2021	$17,097	$15,735
6/30/2021	$16,878	$15,563
7/31/2021	$16,810	$15,681
8/31/2021	$17,013	$15,959
9/30/2021	$16,642	$15,508
10/31/2021	$17,030	$15,893
11/30/2021	$16,523	$15,156
12/31/2021	$17,406	$15,933
1/31/2022	$16,491	$15,164
2/28/2022	$15,881	$14,898
3/31/2022	$15,701	$15,011
4/30/2022	$14,427	$14,052
5/31/2022	$14,661	$14,178
6/30/2022	$13,117	$12,865
7/31/2022	$13,871	$13,508
8/31/2022	$13,171	$12,868
9/30/2022	$11,807	$11,670
10/31/2022	$12,561	$12,298
11/30/2022	$14,266	$13,686
12/31/2022	$13,888	$13,700
1/31/2023	$14,875	$14,812
2/28/2023	$14,418	$14,504
3/31/2023	$14,729	$14,882
4/30/2023	$14,857	$15,318
5/31/2023	$14,254	$14,689
6/30/2023	$14,985	$15,362
7/31/2023	$15,460	$15,861
8/31/2023	$14,985	$15,255
9/30/2023	$14,528	$14,740
10/31/2023	$14,089	$14,144
11/30/2023	$14,930	$15,459
12/31/2023	$15,644	$16,283
1/31/2024	$15,465	$16,379
2/29/2024	$16,199	$16,680
3/31/2024	$16,795	$17,248
4/30/2024	$16,259	$16,825
5/31/2024	$16,795	$17,498
6/30/2024	$16,438	$17,220
7/31/2024	$16,755	$17,727
8/31/2024	$16,974	$18,305
9/30/2024	$16,716	$18,482
10/31/2024	$15,802	$17,479
11/30/2024	$16,061	$17,383
12/31/2024	$15,521	$16,991
1/31/2025	$16,215	$17,886
2/28/2025	$16,143	$18,235
3/31/2025	$15,473	$18,182
4/30/2025	$16,239	$19,034
5/31/2025	$17,221	$19,933
6/30/2025	$17,772	$20,376
7/31/2025	$17,413	$20,092
8/31/2025	$17,221	$20,951
9/30/2025	$17,437	$21,361
10/31/2025	$17,269	$21,615

Average Annual Total Returns

I3BL4	1 Year	5 Years	10 Years
Class I2	9.28%	5.84%	5.62%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.01%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$650,056,367
Number of Portfolio Holdings	32
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,369,557

Transamerica International Focus

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.6%
Canada	10.8
United States	8.5
Netherlands	8.5
France	7.1
United Kingdom	6.9
Switzerland	6.0
Taiwan	5.6
Germany	5.6
Norway	3.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.3%
Information Technology	19.9
Consumer Discretionary	17.2
Financials	12.7
Consumer Staples	10.8
Materials	5.9
Communication Services	5.2
Health Care	4.0
Repurchase Agreements	3.6
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5.6%
Safran SA	5.0
ITOCHU Corp.	4.5
Ajinomoto Co., Inc.	4.3
Hoya Corp.	4.0
Salmar ASA	3.8
Compass Group PLC	3.7
AIA Group Ltd.	3.5
ASM International NV	3.5
Belimo Holding AG	3.3

Transamerica International Focus

Class I2

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2026.

An information statement was made available to investors that provided certain information about Sands Capital and the terms of the new sub-advisory arrangements.

  Effective December 12, 2024, Sands Capital Management, LLC (“Sands Capital”) was approved as the Fund’s continuing sub-adviser. Sands Capital was previously appointed interim sub-adviser for the Fund effective as of the close of business on October 25, 2024.

  In connection with this sub-adviser change, and as set forth in the Supplement to the Fund’s prospectus dated October 25, 2024, the Fund’s principal investment strategies were revised to reflect a more concentrated growth strategy and the Fund’s principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk.

  The Fund’s Annual Fund Operating Expenses were restated to reflect the new reduced management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Focus

Class I2

Annual Shareholder Report

Transamerica International Focus

Class R6

TGRFX

October 31, 2025

Fund Overview

Transamerica International Focus (the "Fund") seeks long-term capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$86	0.82%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 9.22%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  From a sector perspective, holdings and an underweight in financials and holdings in industrials detracted the most from benchmark relative performance during the fiscal year ended October 31, 2025, while an underweight in health care and holdings in consumer staples were the largest contributors.

  Among countries and regions, the Fund’s holdings in Western Europe and non-index exposure to U.S./Canada detracted; non-index exposure to Emerging Asia contributed.

  Stylistically, the Fund’s growth style was out of favor during the fiscal year, as reflected in the MSCI EAFE Value Index materially outperforming the MSCI EAFE Growth Index.

  Top individual detractors included Sika, Wolters Kluwer, Keyence, Ferrari, and Constellation Software. Sika, ICON, and Ferrari detracted as a result of softening short-term demand for their respective markets. Additionally, Keyence continued to deal with elevated business level cyclicality, while Wolters Kluwer dealt with multiple compression due to rising AI threats and executive shuffles.

  Top contributors were Taiwan Semiconductor, Safran, Ajinomoto, Belimo and Hoya. Taiwan Semiconductor, Ajinomoto, Belimo, and Hoya all benefited from increasing semiconductor demand and data center growth as AI sentiment boomed. Safran benefited from strong engine deliveries, after-market services, and increasing defense demand.

  Markets were shaped by political realignments, trade frictions, and AI-driven sector dynamics.

  While valuation expansion drove most of the market returns during the fiscal year, earnings growth remains the primary driver of returns over the long term, in the sub-adviser's view.

  The views expressed reflect the opinions of Sands Capital Management, LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Focus

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI EAFE Index
3/1/2018	$10,000	$10,000
3/31/2018	$10,011	$9,830
4/30/2018	$10,101	$10,065
5/31/2018	$9,888	$9,852
6/30/2018	$9,674	$9,735
7/31/2018	$9,786	$9,975
8/31/2018	$9,685	$9,783
9/30/2018	$9,753	$9,873
10/31/2018	$8,853	$9,087
11/30/2018	$8,785	$9,077
12/31/2018	$8,377	$8,639
1/31/2019	$8,971	$9,208
2/28/2019	$9,254	$9,443
3/31/2019	$9,402	$9,513
4/30/2019	$9,726	$9,790
5/31/2019	$9,159	$9,334
6/30/2019	$9,726	$9,891
7/31/2019	$9,658	$9,766
8/31/2019	$9,470	$9,514
9/30/2019	$9,753	$9,792
10/31/2019	$10,212	$10,145
11/30/2019	$10,212	$10,261
12/31/2019	$10,700	$10,596
1/31/2020	$10,576	$10,375
2/29/2020	$9,916	$9,439
3/31/2020	$8,321	$8,189
4/30/2020	$9,008	$8,724
5/31/2020	$9,682	$9,110
6/30/2020	$10,218	$9,423
7/31/2020	$10,837	$9,645
8/31/2020	$11,195	$10,142
9/30/2020	$11,030	$9,883
10/31/2020	$10,741	$9,489
11/30/2020	$12,295	$10,962
12/31/2020	$12,990	$11,473
1/31/2021	$13,031	$11,352
2/28/2021	$13,129	$11,608
3/31/2021	$13,281	$11,886
4/30/2021	$13,670	$12,253
5/31/2021	$14,143	$12,665
6/30/2021	$13,948	$12,526
7/31/2021	$13,893	$12,621
8/31/2021	$14,073	$12,845
9/30/2021	$13,754	$12,482
10/31/2021	$14,073	$12,792
11/30/2021	$13,656	$12,198
12/31/2021	$14,384	$12,824
1/31/2022	$13,631	$12,205
2/28/2022	$13,129	$11,991
3/31/2022	$12,981	$12,081
4/30/2022	$11,918	$11,310
5/31/2022	$12,110	$11,411
6/30/2022	$10,855	$10,355
7/31/2022	$11,460	$10,872
8/31/2022	$10,884	$10,356
9/30/2022	$9,762	$9,392
10/31/2022	$10,382	$9,898
11/30/2022	$11,800	$11,015
12/31/2022	$11,489	$11,027
1/31/2023	$12,286	$11,921
2/28/2023	$11,910	$11,674
3/31/2023	$12,166	$11,978
4/30/2023	$12,286	$12,328
5/31/2023	$11,775	$11,823
6/30/2023	$12,391	$12,364
7/31/2023	$12,782	$12,766
8/31/2023	$12,376	$12,278
9/30/2023	$12,000	$11,864
10/31/2023	$11,640	$11,384
11/30/2023	$12,346	$12,443
12/31/2023	$12,934	$13,106
1/31/2024	$12,771	$13,182
2/29/2024	$13,391	$13,425
3/31/2024	$13,898	$13,882
4/30/2024	$13,440	$13,542
5/31/2024	$13,881	$14,083
6/30/2024	$13,571	$13,859
7/31/2024	$13,849	$14,267
8/31/2024	$14,028	$14,733
9/30/2024	$13,816	$14,875
10/31/2024	$13,065	$14,068
11/30/2024	$13,277	$13,991
12/31/2024	$12,833	$13,675
1/31/2025	$13,404	$14,395
2/28/2025	$13,325	$14,676
3/31/2025	$12,774	$14,634
4/30/2025	$13,404	$15,320
5/31/2025	$14,230	$16,043
6/30/2025	$14,683	$16,400
7/31/2025	$14,388	$16,171
8/31/2025	$14,230	$16,863
9/30/2025	$14,407	$17,193
10/31/2025	$14,270	$17,397

Average Annual Total Returns

I3BLB	1 Year	5 Years	Since Inception 3/1/18
Class R6	9.22%	5.85%	4.74%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	7.49%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$650,056,367
Number of Portfolio Holdings	32
Portfolio Turnover Rate	48%
Total Advisory Fees Paid (net of waivers and reimbursements)	$5,369,557

Transamerica International Focus

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	20.6%
Canada	10.8
United States	8.5
Netherlands	8.5
France	7.1
United Kingdom	6.9
Switzerland	6.0
Taiwan	5.6
Germany	5.6
Norway	3.8

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	20.3%
Information Technology	19.9
Consumer Discretionary	17.2
Financials	12.7
Consumer Staples	10.8
Materials	5.9
Communication Services	5.2
Health Care	4.0
Repurchase Agreements	3.6
Net Other Assets (Liabilities)Footnote Reference^	0.4
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5.6%
Safran SA	5.0
ITOCHU Corp.	4.5
Ajinomoto Co., Inc.	4.3
Hoya Corp.	4.0
Salmar ASA	3.8
Compass Group PLC	3.7
AIA Group Ltd.	3.5
ASM International NV	3.5
Belimo Holding AG	3.3

Transamerica International Focus

Class R6

Material Fund Changes

This is a summary of certain changes to the Fund since November 1, 2024. For more complete information, you may review the Fund's prospectus, as supplemented, at transamerica.com/investments/mutual-fund-prospectus or upon request at 888-233-4339. The Fund's next prospectus will be available by March 1, 2026.

An information statement was made available to investors that provided certain information about Sands Capital and the terms of the new sub-advisory arrangements.

  Effective December 12, 2024, Sands Capital Management, LLC (“Sands Capital”) was approved as the Fund’s continuing sub-adviser. Sands Capital was previously appointed interim sub-adviser for the Fund effective as of the close of business on October 25, 2024.

  In connection with this sub-adviser change, and as set forth in the Supplement to the Fund’s prospectus dated October 25, 2024, the Fund’s principal investment strategies were revised to reflect a more concentrated growth strategy and the Fund’s principal risks were revised to add Real Estate Securities risk; Real Estate Investment Trusts risk; and Sustainability and/or Environmental, Social and Governance (“ESG”) Considerations risk.

  The Fund’s Annual Fund Operating Expenses were restated to reflect the new reduced management fee schedule.

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Focus

Class R6

Annual Shareholder Report

Transamerica International Small Cap Value

Class I

TISVX

October 31, 2025

Fund Overview

Transamerica International Small Cap Value (the "Fund") seeks maximum long-term total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$115	1.02%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 24.70%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%. The performance benchmark, the MSCI EAFE Small Cap Index, returned 25.14% over the same period.

  Thompson, Siegel & Walmsley LLC (“TSW”) sub-advised the Fund in this market environment by executing a disciplined investment process during the fiscal year ended October 31, 2025. TSW’s process is bottom up and utilizes value investing principles.

  The Fund underperformed its benchmark, the MSCI EAFE Small Cap Index, for the fiscal year.

  Stock selection within the U.K. detracted the most from relative performance. Homebuilder Barratt Redrow was among individual detractors. Despite softer demand from potential property tax hikes, as of period end, the Fund retained the position because TSW believed the company could achieve returns greater than its cost of capital by building homes in an already under supplied housing market in the U.K.

  Japan contributed the most among regions. Sports equipment company Yonex and HVAC company Takasago Thermal were top contributors.

  At the sector level, health care holdings detracted the most from relative returns. German plastic and glass manufacturer Gerresheimer issued a profit warning due to subdued demand both in cosmetic and containment in oral liquid medications. Japanese dental equipment company Nakanishi saw strong sales growth, but investor worries over margins caused the stock to trail the sector. The Fund retained the position because TSW believed the company’s opportunity to expand into North America, alongside increased shareholder returns through buybacks, could yield an attractive reward relative to its risk profile.

  An overweight in financials was the top sector contributor. Positive stock selection within financials also contributed to performance. Examples included: Swiss online financial service company Swissquote and Bank of Ireland.

  The views expressed reflect the opinions of TSW as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Small Cap Value

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI EAFE Index	MSCI EAFE Small Cap Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,831	$9,846	$10,004
12/31/2015	$9,863	$9,715	$10,079
1/31/2016	$9,358	$9,013	$9,287
2/29/2016	$9,255	$8,851	$9,277
3/31/2016	$9,812	$9,435	$10,027
4/30/2016	$9,735	$9,718	$10,263
5/31/2016	$9,889	$9,642	$10,325
6/30/2016	$9,349	$9,322	$9,784
7/31/2016	$9,863	$9,796	$10,385
8/31/2016	$9,726	$9,804	$10,325
9/30/2016	$9,906	$9,929	$10,636
10/31/2016	$9,752	$9,726	$10,335
11/30/2016	$9,495	$9,534	$10,046
12/31/2016	$9,780	$9,862	$10,336
1/31/2017	$9,965	$10,148	$10,702
2/28/2017	$10,238	$10,295	$10,943
3/31/2017	$10,476	$10,590	$11,170
4/30/2017	$10,872	$10,868	$11,655
5/31/2017	$11,225	$11,281	$12,095
6/30/2017	$11,277	$11,264	$12,098
7/31/2017	$11,647	$11,590	$12,538
8/31/2017	$11,771	$11,587	$12,642
10/31/2017	$12,044	$12,062	$13,228
11/30/2017	$12,396	$12,190	$13,438
12/31/2017	$12,760	$12,388	$13,799
1/31/2018	$13,332	$13,010	$14,505
2/28/2018	$12,841	$12,425	$13,992
3/31/2018	$12,841	$12,213	$13,843
4/30/2018	$12,987	$12,505	$14,041
5/31/2018	$12,950	$12,241	$13,918
6/30/2018	$12,723	$12,095	$13,652
7/31/2018	$12,769	$12,393	$13,743
8/31/2018	$12,551	$12,156	$13,634
9/30/2018	$12,533	$12,266	$13,541
10/31/2018	$11,297	$11,291	$12,239
11/30/2018	$11,207	$11,278	$12,154
12/31/2018	$10,685	$10,733	$11,372
1/31/2019	$11,335	$11,440	$12,289
2/28/2019	$11,542	$11,733	$12,566
3/31/2019	$11,483	$11,820	$12,596
4/30/2019	$11,838	$12,164	$12,984
5/31/2019	$11,119	$11,597	$12,310
6/30/2019	$11,749	$12,289	$12,838
7/31/2019	$11,621	$12,134	$12,748
8/31/2019	$11,552	$11,821	$12,435
9/30/2019	$11,847	$12,166	$12,790
10/31/2019	$12,409	$12,604	$13,373
11/30/2019	$12,734	$12,748	$13,670
12/31/2019	$13,408	$13,165	$14,269
1/31/2020	$13,066	$12,891	$13,857
2/29/2020	$11,869	$11,727	$12,500
3/31/2020	$9,707	$10,174	$10,353
4/30/2020	$10,592	$10,840	$11,434
5/31/2020	$11,215	$11,318	$12,256
6/30/2020	$11,507	$11,708	$12,428
7/31/2020	$11,758	$11,983	$12,848
8/31/2020	$12,442	$12,601	$13,809
9/30/2020	$12,442	$12,279	$13,711
10/31/2020	$12,010	$11,790	$13,237
11/30/2020	$13,800	$13,619	$15,057
12/31/2020	$14,604	$14,255	$16,088
1/31/2021	$14,421	$14,104	$16,030
2/28/2021	$14,919	$14,422	$16,457
3/31/2021	$15,549	$14,768	$16,827
4/30/2021	$16,210	$15,224	$17,513
5/31/2021	$16,596	$15,735	$17,874
6/30/2021	$16,129	$15,563	$17,583
7/31/2021	$16,484	$15,681	$17,885
8/31/2021	$17,094	$15,959	$18,403
9/30/2021	$16,291	$15,508	$17,753
10/31/2021	$16,566	$15,893	$18,034
11/30/2021	$15,559	$15,156	$17,028
12/31/2021	$16,406	$15,933	$17,775
1/31/2022	$15,434	$15,164	$16,475
2/28/2022	$14,959	$14,898	$16,268
3/31/2022	$14,516	$15,011	$16,276
4/30/2022	$13,566	$14,052	$15,170
5/31/2022	$13,935	$14,178	$15,077
6/30/2022	$12,457	$12,865	$13,428
7/31/2022	$13,344	$13,508	$14,317
8/31/2022	$12,415	$12,868	$13,685
9/30/2022	$11,127	$11,670	$12,118
10/31/2022	$11,889	$12,298	$12,632
11/30/2022	$13,485	$13,686	$13,887
12/31/2022	$13,562	$13,700	$14,039
1/31/2023	$14,788	$14,812	$15,089
2/28/2023	$14,678	$14,504	$14,764
3/31/2023	$14,996	$14,882	$14,748
4/30/2023	$15,171	$15,318	$15,056
5/31/2023	$14,481	$14,689	$14,443
6/30/2023	$14,996	$15,362	$14,866
7/31/2023	$15,696	$15,861	$15,527
8/31/2023	$15,127	$15,255	$15,013
9/30/2023	$14,438	$14,740	$14,358
10/31/2023	$13,737	$14,144	$13,515
11/30/2023	$14,985	$15,459	$14,877
12/31/2023	$15,914	$16,283	$15,965
1/31/2024	$15,768	$16,379	$15,703
2/29/2024	$16,343	$16,680	$15,766
3/31/2024	$16,850	$17,248	$16,366
4/30/2024	$16,456	$16,825	$15,892
5/31/2024	$17,403	$17,498	$16,597
6/30/2024	$16,850	$17,220	$16,100
7/31/2024	$17,820	$17,727	$17,021
8/31/2024	$18,159	$18,305	$17,361
9/30/2024	$18,260	$18,482	$17,815
10/31/2024	$17,110	$17,479	$16,700
11/30/2024	$17,268	$17,383	$16,715
12/31/2024	$16,791	$16,991	$16,335
1/31/2025	$17,496	$17,886	$16,899
2/28/2025	$17,819	$18,235	$16,853
3/31/2025	$18,058	$18,182	$16,959
4/30/2025	$19,183	$19,034	$17,956
5/31/2025	$20,414	$19,933	$18,983
6/30/2025	$21,359	$20,376	$19,817
7/31/2025	$20,773	$20,092	$19,804
8/31/2025	$21,467	$20,951	$20,723
9/30/2025	$21,754	$21,361	$21,067
10/31/2025	$21,335	$21,615	$20,898

Average Annual Total Returns

I4CO8	1 Year	5 Years	10 Years
Class I	24.70%	12.18%	7.87%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.01%
MSCI EAFE Small Cap IndexFootnote Reference(b)	25.14%	9.56%	7.65%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,034,969,691
Number of Portfolio Holdings	116
Portfolio Turnover Rate	6%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,658,170

Transamerica International Small Cap Value

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	32.3%
United Kingdom	14.6
France	6.2
Australia	4.7
Netherlands	4.7
Germany	4.1
Ireland	4.0
Norway	3.9
Italy	3.6
Switzerland	3.5

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	24.9%
Financials	21.7
Consumer Discretionary	11.4
Information Technology	10.0
Communication Services	6.9
Consumer Staples	5.2
Materials	4.7
Health Care	4.6
Energy	4.4
Real Estate	3.1
Repurchase Agreements	1.5
Preferred Stocks	0.6
Other Investment Company	0.4
Rights	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.6
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Bank of Ireland Group PLC	3.7%
Swissquote Group Holding SA	3.5
Van Lanschot Kempen NV	2.4
Eugene Technology Co. Ltd.	2.2
Sanwa Holdings Corp.	2.1
Informa PLC	2.0
Capcom Co. Ltd.	1.9
Takasago Thermal Engineering Co. Ltd.	1.9
Buzzi SpA	1.8
Elis SA	1.8

Transamerica International Small Cap Value

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Small Cap Value

Class I

Annual Shareholder Report

Transamerica International Small Cap Value

Class I2

Ticker: N/A

October 31, 2025

Fund Overview

Transamerica International Small Cap Value (the "Fund") seeks maximum long-term total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$105	0.93%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 24.82%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%. The performance benchmark, the MSCI EAFE Small Cap Index, returned 25.14% over the same period.

  Thompson, Siegel & Walmsley LLC (“TSW”) sub-advised the Fund in this market environment by executing a disciplined investment process during the fiscal year ended October 31, 2025. TSW’s process is bottom up and utilizes value investing principles.

  The Fund underperformed its benchmark, the MSCI EAFE Small Cap Index, for the fiscal year.

  Stock selection within the U.K. detracted the most from relative performance. Homebuilder Barratt Redrow was among individual detractors. Despite softer demand from potential property tax hikes, as of period end, the Fund retained the position because TSW believed the company could achieve returns greater than its cost of capital by building homes in an already under supplied housing market in the U.K.

  Japan contributed the most among regions. Sports equipment company Yonex and HVAC company Takasago Thermal were top contributors.

  At the sector level, health care holdings detracted the most from relative returns. German plastic and glass manufacturer Gerresheimer issued a profit warning due to subdued demand both in cosmetic and containment in oral liquid medications. Japanese dental equipment company Nakanishi saw strong sales growth, but investor worries over margins caused the stock to trail the sector. The Fund retained the position because TSW believed the company’s opportunity to expand into North America, alongside increased shareholder returns through buybacks, could yield an attractive reward relative to its risk profile.

  An overweight in financials was the top sector contributor. Positive stock selection within financials also contributed to performance. Examples included: Swiss online financial service company Swissquote and Bank of Ireland.

  The views expressed reflect the opinions of TSW as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Small Cap Value

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI EAFE Index	MSCI EAFE Small Cap Index
10/31/2015	$10,000	$10,000	$10,000
11/30/2015	$9,823	$9,846	$10,004
12/31/2015	$9,864	$9,715	$10,079
1/31/2016	$9,351	$9,013	$9,287
2/29/2016	$9,249	$8,851	$9,277
3/31/2016	$9,813	$9,435	$10,027
4/30/2016	$9,736	$9,718	$10,263
5/31/2016	$9,890	$9,642	$10,325
6/30/2016	$9,351	$9,322	$9,784
7/31/2016	$9,864	$9,796	$10,385
8/31/2016	$9,727	$9,804	$10,325
9/30/2016	$9,907	$9,929	$10,636
10/31/2016	$9,762	$9,726	$10,335
11/30/2016	$9,505	$9,534	$10,046
12/31/2016	$9,782	$9,862	$10,336
1/31/2017	$9,976	$10,148	$10,702
2/28/2017	$10,249	$10,295	$10,943
3/31/2017	$10,487	$10,590	$11,170
4/30/2017	$10,883	$10,868	$11,655
5/31/2017	$11,244	$11,281	$12,095
6/30/2017	$11,297	$11,264	$12,098
7/31/2017	$11,667	$11,590	$12,538
8/31/2017	$11,790	$11,587	$12,642
10/31/2017	$12,063	$12,062	$13,228
11/30/2017	$12,415	$12,190	$13,438
12/31/2017	$12,780	$12,388	$13,799
1/31/2018	$13,352	$13,010	$14,505
2/28/2018	$12,871	$12,425	$13,992
3/31/2018	$12,871	$12,213	$13,843
4/30/2018	$13,007	$12,505	$14,041
5/31/2018	$12,980	$12,241	$13,918
6/30/2018	$12,743	$12,095	$13,652
7/31/2018	$12,789	$12,393	$13,743
8/31/2018	$12,580	$12,156	$13,634
9/30/2018	$12,562	$12,266	$13,541
10/31/2018	$11,326	$11,291	$12,239
11/30/2018	$11,236	$11,278	$12,154
12/31/2018	$10,710	$10,733	$11,372
1/31/2019	$11,361	$11,440	$12,289
2/28/2019	$11,577	$11,733	$12,566
3/31/2019	$11,508	$11,820	$12,596
4/30/2019	$11,873	$12,164	$12,984
5/31/2019	$11,153	$11,597	$12,310
6/30/2019	$11,785	$12,289	$12,838
7/31/2019	$11,656	$12,134	$12,748
8/31/2019	$11,587	$11,821	$12,435
9/30/2019	$11,893	$12,166	$12,790
10/31/2019	$12,455	$12,604	$13,373
11/30/2019	$12,781	$12,748	$13,670
12/31/2019	$13,455	$13,165	$14,269
1/31/2020	$13,112	$12,891	$13,857
2/29/2020	$11,912	$11,727	$12,500
3/31/2020	$9,753	$10,174	$10,353
4/30/2020	$10,631	$10,840	$11,434
5/31/2020	$11,266	$11,318	$12,256
6/30/2020	$11,559	$11,708	$12,428
7/31/2020	$11,811	$11,983	$12,848
8/31/2020	$12,497	$12,601	$13,809
9/30/2020	$12,497	$12,279	$13,711
10/31/2020	$12,063	$11,790	$13,237
11/30/2020	$13,868	$13,619	$15,057
12/31/2020	$14,674	$14,255	$16,088
1/31/2021	$14,491	$14,104	$16,030
2/28/2021	$14,991	$14,422	$16,457
3/31/2021	$15,623	$14,768	$16,827
4/30/2021	$16,296	$15,224	$17,513
5/31/2021	$16,683	$15,735	$17,874
6/30/2021	$16,214	$15,563	$17,583
7/31/2021	$16,581	$15,681	$17,885
8/31/2021	$17,183	$15,959	$18,403
9/30/2021	$16,377	$15,508	$17,753
10/31/2021	$16,663	$15,893	$18,034
11/30/2021	$15,653	$15,156	$17,028
12/31/2021	$16,508	$15,933	$17,775
1/31/2022	$15,522	$15,164	$16,475
2/28/2022	$15,055	$14,898	$16,268
3/31/2022	$14,610	$15,011	$16,276
4/30/2022	$13,634	$14,052	$15,170
5/31/2022	$14,005	$14,178	$15,077
6/30/2022	$12,521	$12,865	$13,428
7/31/2022	$13,412	$13,508	$14,317
8/31/2022	$12,489	$12,868	$13,685
9/30/2022	$11,185	$11,670	$12,118
10/31/2022	$11,959	$12,298	$12,632
11/30/2022	$13,571	$13,686	$13,887
12/31/2022	$13,641	$13,700	$14,039
1/31/2023	$14,884	$14,812	$15,089
2/28/2023	$14,763	$14,504	$14,764
3/31/2023	$15,092	$14,882	$14,748
4/30/2023	$15,268	$15,318	$15,056
5/31/2023	$14,576	$14,689	$14,443
6/30/2023	$15,092	$15,362	$14,866
7/31/2023	$15,807	$15,861	$15,527
8/31/2023	$15,235	$15,255	$15,013
9/30/2023	$14,532	$14,740	$14,358
10/31/2023	$13,828	$14,144	$13,515
11/30/2023	$15,081	$15,459	$14,877
12/31/2023	$16,028	$16,283	$15,965
1/31/2024	$15,880	$16,379	$15,703
2/29/2024	$16,458	$16,680	$15,766
3/31/2024	$16,968	$17,248	$16,366
4/30/2024	$16,583	$16,825	$15,892
5/31/2024	$17,535	$17,498	$16,597
6/30/2024	$16,968	$17,220	$16,100
7/31/2024	$17,955	$17,727	$17,021
8/31/2024	$18,306	$18,305	$17,361
9/30/2024	$18,397	$18,482	$17,815
10/31/2024	$17,240	$17,479	$16,700
11/30/2024	$17,399	$17,383	$16,715
12/31/2024	$16,925	$16,991	$16,335
1/31/2025	$17,635	$17,886	$16,899
2/28/2025	$17,960	$18,235	$16,853
3/31/2025	$18,200	$18,182	$16,959
4/30/2025	$19,343	$19,034	$17,956
5/31/2025	$20,582	$19,933	$18,983
6/30/2025	$21,532	$20,376	$19,817
7/31/2025	$20,955	$20,092	$19,804
8/31/2025	$21,653	$20,951	$20,723
9/30/2025	$21,941	$21,361	$21,067
10/31/2025	$21,520	$21,615	$20,898

Average Annual Total Returns

I4CO4	1 Year	5 Years	10 Years
Class I2	24.82%	12.27%	7.97%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.01%
MSCI EAFE Small Cap IndexFootnote Reference(b)	25.14%	9.56%	7.65%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,034,969,691
Number of Portfolio Holdings	116
Portfolio Turnover Rate	6%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,658,170

Transamerica International Small Cap Value

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	32.3%
United Kingdom	14.6
France	6.2
Australia	4.7
Netherlands	4.7
Germany	4.1
Ireland	4.0
Norway	3.9
Italy	3.6
Switzerland	3.5

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	24.9%
Financials	21.7
Consumer Discretionary	11.4
Information Technology	10.0
Communication Services	6.9
Consumer Staples	5.2
Materials	4.7
Health Care	4.6
Energy	4.4
Real Estate	3.1
Repurchase Agreements	1.5
Preferred Stocks	0.6
Other Investment Company	0.4
Rights	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.6
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Bank of Ireland Group PLC	3.7%
Swissquote Group Holding SA	3.5
Van Lanschot Kempen NV	2.4
Eugene Technology Co. Ltd.	2.2
Sanwa Holdings Corp.	2.1
Informa PLC	2.0
Capcom Co. Ltd.	1.9
Takasago Thermal Engineering Co. Ltd.	1.9
Buzzi SpA	1.8
Elis SA	1.8

Transamerica International Small Cap Value

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Small Cap Value

Class I2

Annual Shareholder Report

Transamerica International Small Cap Value

Class R6

TSLSX

October 31, 2025

Fund Overview

Transamerica International Small Cap Value (the "Fund") seeks maximum long-term total return. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$105	0.93%

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 24.76%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%. The performance benchmark, the MSCI EAFE Small Cap Index, returned 25.14% over the same period.

  Thompson, Siegel & Walmsley LLC (“TSW”) sub-advised the Fund in this market environment by executing a disciplined investment process during the fiscal year ended October 31, 2025. TSW’s process is bottom up and utilizes value investing principles.

  The Fund underperformed its benchmark, the MSCI EAFE Small Cap Index, for the fiscal year.

  Stock selection within the U.K. detracted the most from relative performance. Homebuilder Barratt Redrow was among individual detractors. Despite softer demand from potential property tax hikes, as of period end, the Fund retained the position because TSW believed the company could achieve returns greater than its cost of capital by building homes in an already under supplied housing market in the U.K.

  Japan contributed the most among regions. Sports equipment company Yonex and HVAC company Takasago Thermal were top contributors.

  At the sector level, health care holdings detracted the most from relative returns. German plastic and glass manufacturer Gerresheimer issued a profit warning due to subdued demand both in cosmetic and containment in oral liquid medications. Japanese dental equipment company Nakanishi saw strong sales growth, but investor worries over margins caused the stock to trail the sector. The Fund retained the position because TSW believed the company’s opportunity to expand into North America, alongside increased shareholder returns through buybacks, could yield an attractive reward relative to its risk profile.

  An overweight in financials was the top sector contributor. Positive stock selection within financials also contributed to performance. Examples included: Swiss online financial service company Swissquote and Bank of Ireland.

  The views expressed reflect the opinions of TSW as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Small Cap Value

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI EAFE Index	MSCI EAFE Small Cap Index
5/31/2024	$10,098	$10,069	$10,081
6/30/2024	$9,772	$9,909	$9,779
7/31/2024	$10,333	$10,201	$10,338
8/31/2024	$10,535	$10,534	$10,545
9/30/2024	$10,594	$10,635	$10,821
10/31/2024	$9,928	$10,058	$10,143
11/30/2024	$10,020	$10,003	$10,152
12/31/2024	$9,742	$9,778	$9,922
1/31/2025	$10,157	$10,292	$10,265
2/28/2025	$10,340	$10,493	$10,236
3/31/2025	$10,483	$10,463	$10,301
4/30/2025	$11,136	$10,953	$10,906
5/31/2025	$11,850	$11,470	$11,530
6/30/2025	$12,400	$11,726	$12,037
7/31/2025	$12,060	$11,562	$12,029
8/31/2025	$12,461	$12,056	$12,587
9/30/2025	$12,625	$12,292	$12,796
10/31/2025	$12,387	$12,438	$12,693

Average Annual Total Returns

I4COB	1 Year	Since Inception 5/31/24
Class R6	24.76%	16.24%
MSCI EAFE IndexFootnote Reference(a)	23.66%	16.59%
MSCI EAFE Small Cap IndexFootnote Reference(b)	25.14%	18.26%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.
Footnote(b)	MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed market countries around the world, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$1,034,969,691
Number of Portfolio Holdings	116
Portfolio Turnover Rate	6%
Total Advisory Fees Paid (net of waivers and reimbursements)	$7,658,170

Transamerica International Small Cap Value

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	32.3%
United Kingdom	14.6
France	6.2
Australia	4.7
Netherlands	4.7
Germany	4.1
Ireland	4.0
Norway	3.9
Italy	3.6
Switzerland	3.5

Asset Allocations (Percentage of Net Assets)

Common Stocks
Industrials	24.9%
Financials	21.7
Consumer Discretionary	11.4
Information Technology	10.0
Communication Services	6.9
Consumer Staples	5.2
Materials	4.7
Health Care	4.6
Energy	4.4
Real Estate	3.1
Repurchase Agreements	1.5
Preferred Stocks	0.6
Other Investment Company	0.4
Rights	0.0Footnote Reference*
Net Other Assets (Liabilities)Footnote Reference^	0.6
Footnote	Description
Footnote*	Percentage rounds to less than 0.1% or (0.1)%.
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

Bank of Ireland Group PLC	3.7%
Swissquote Group Holding SA	3.5
Van Lanschot Kempen NV	2.4
Eugene Technology Co. Ltd.	2.2
Sanwa Holdings Corp.	2.1
Informa PLC	2.0
Capcom Co. Ltd.	1.9
Takasago Thermal Engineering Co. Ltd.	1.9
Buzzi SpA	1.8
Elis SA	1.8

Transamerica International Small Cap Value

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Small Cap Value

Class R6

Annual Shareholder Report

Transamerica International Stock

Class A

TIHAX

October 31, 2025

Fund Overview

Transamerica International Stock (the "Fund") seeks capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$128	1.13%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class A shares at NAV returned 26.73%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The Fund outperformed its benchmark at NAV, the MSCI EAFE Index, during the fiscal year ended October 31, 2025.

  Stock selection in the United Kingdom and Australia, and an underweight to Australia contributed to performance, while stock selection in Japan detracted.

  From a sector perspective, stock selection in financials and industrials contributed the most and selection in health care detracted the most during the period.

  Top stock-level contributors included overweights to Banco Santander SA, a Spanish financial services firm, and Rheinmetall AG, a German arms manufacturer.

  Banco Santander SA outperformed due to robust net interest income, attractive valuation, and increased efficiency in its operations, while Rheinmetall AG benefitted from rising defense spending across Europe, a large backlog of orders, and a move towards a more profitable product mix.

  The largest stock-level detractors included overweights in Olympus Corporation, a Japanese manufacturer of precision medical products, and FUJIFILM Holdings Corp., a Japan based provider of imaging solutions.

  Olympus Corporation shares lagged due to intensifying competition and questions on quality control from regulators in the U.S., while FUJIFILM Holdings Corp was pressured by foreign exchange losses and weakness in certain business segments.

  The views expressed reflect the opinions of ClariVest Asset Management LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Stock

Class A

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class A with load	MSCI EAFE Index
9/28/2018	$9,452	$10,000
9/30/2018	$9,452	$9,938
10/31/2018	$8,686	$9,148
11/30/2018	$8,497	$9,138
12/31/2018	$7,978	$8,696
1/31/2019	$8,650	$9,269
2/28/2019	$8,773	$9,506
3/31/2019	$8,773	$9,577
4/30/2019	$8,962	$9,855
5/31/2019	$8,470	$9,396
6/30/2019	$8,971	$9,956
7/31/2019	$8,744	$9,831
8/31/2019	$8,564	$9,578
9/30/2019	$8,792	$9,857
10/31/2019	$9,085	$10,212
11/30/2019	$9,151	$10,329
12/31/2019	$9,388	$10,666
1/31/2020	$9,198	$10,444
2/29/2020	$8,470	$9,502
3/31/2020	$7,202	$8,243
4/30/2020	$7,637	$8,782
5/31/2020	$7,921	$9,170
6/30/2020	$8,224	$9,486
7/31/2020	$8,441	$9,709
8/31/2020	$8,744	$10,209
9/30/2020	$8,527	$9,949
10/31/2020	$8,158	$9,552
11/30/2020	$9,255	$11,034
12/31/2020	$9,678	$11,549
1/31/2021	$9,621	$11,427
2/28/2021	$9,946	$11,685
3/31/2021	$10,415	$11,965
4/30/2021	$10,731	$12,335
5/31/2021	$11,124	$12,749
6/30/2021	$10,961	$12,609
7/31/2021	$11,066	$12,705
8/31/2021	$11,334	$12,930
9/30/2021	$11,028	$12,565
10/31/2021	$11,267	$12,877
11/30/2021	$10,722	$12,279
12/31/2021	$11,362	$12,909
1/31/2022	$11,154	$12,286
2/28/2022	$10,915	$12,070
3/31/2022	$10,957	$12,162
4/30/2022	$10,322	$11,385
5/31/2022	$10,561	$11,487
6/30/2022	$9,500	$10,423
7/31/2022	$9,999	$10,944
8/31/2022	$9,417	$10,425
9/30/2022	$8,543	$9,455
10/31/2022	$9,084	$9,964
11/30/2022	$10,249	$11,088
12/31/2022	$10,100	$11,100
1/31/2023	$10,887	$12,000
2/28/2023	$10,664	$11,751
3/31/2023	$10,887	$12,057
4/30/2023	$11,132	$12,410
5/31/2023	$10,749	$11,901
6/30/2023	$11,324	$12,446
7/31/2023	$11,611	$12,850
8/31/2023	$11,313	$12,360
9/30/2023	$10,972	$11,943
10/31/2023	$10,600	$11,460
11/30/2023	$11,504	$12,525
12/31/2023	$12,041	$13,193
1/31/2024	$12,172	$13,270
2/29/2024	$12,600	$13,515
3/31/2024	$13,160	$13,975
4/30/2024	$12,864	$13,632
5/31/2024	$13,676	$14,177
6/30/2024	$13,336	$13,951
7/31/2024	$13,698	$14,362
8/31/2024	$14,060	$14,831
9/30/2024	$13,951	$14,974
10/31/2024	$13,402	$14,162
11/30/2024	$13,512	$14,084
12/31/2024	$13,233	$13,766
1/31/2025	$13,827	$14,491
2/28/2025	$14,351	$14,774
3/31/2025	$14,398	$14,731
4/30/2025	$14,910	$15,422
5/31/2025	$15,703	$16,150
6/30/2025	$15,982	$16,509
7/31/2025	$15,761	$16,279
8/31/2025	$16,495	$16,975
9/30/2025	$16,996	$17,307
10/31/2025	$16,984	$17,513

Average Annual Total Returns

I3AD1	1 Year	5 Years	Since Inception 9/28/18
Class A with Load	19.77%	14.50%	7.75%
Class A	26.73%	15.80%	8.61%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.22%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$597,860,650
Number of Portfolio Holdings	144
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,246,661

Transamerica International Stock

Class A

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	24.4%
United Kingdom	17.5
Germany	10.2
France	6.7
Switzerland	6.3
Netherlands	5.6
Australia	5.2
Spain	4.8
Singapore	3.3
Italy	3.0

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	27.4%
Industrials	16.5
Information Technology	11.1
Health Care	10.2
Consumer Staples	6.5
Consumer Discretionary	6.5
Utilities	4.6
Communication Services	4.6
Materials	3.7
Energy	1.9
Real Estate	1.7
Repurchase Agreements	3.3
Exchange-Traded Funds	1.0
Preferred Stocks	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

ASML Holding NV	2.5%
Banco Santander SA	2.2
Rolls-Royce Holdings PLC	2.0
3i Group PLC	1.9
DBS Group Holdings Ltd.	1.8
HSBC Holdings PLC	1.8
SAP SE	1.7
Barclays PLC	1.7
UBS Group AG	1.5
Iberdrola SA	1.5

Transamerica International Stock

Class A

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Stock

Class A

Annual Shareholder Report

Transamerica International Stock

Class I

TIHBX

October 31, 2025

Fund Overview

Transamerica International Stock (the "Fund") seeks capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$94	0.83%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I shares at NAV returned 27.12%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The Fund outperformed its benchmark, the MSCI EAFE Index, during the fiscal year ended October 31, 2025.

  Stock selection in the United Kingdom and Australia, and an underweight to Australia contributed to performance, while stock selection in Japan detracted.

  From a sector perspective, stock selection in financials and industrials contributed the most and selection in health care detracted the most during the period.

  Top stock-level contributors included overweights to Banco Santander SA, a Spanish financial services firm, and Rheinmetall AG, a German arms manufacturer.

  Banco Santander SA outperformed due to robust net interest income, attractive valuation, and increased efficiency in its operations, while Rheinmetall AG benefitted from rising defense spending across Europe, a large backlog of orders, and a move towards a more profitable product mix.

  The largest stock-level detractors included overweights in Olympus Corporation, a Japanese manufacturer of precision medical products, and FUJIFILM Holdings Corp., a Japan based provider of imaging solutions.

  Olympus Corporation shares lagged due to intensifying competition and questions on quality control from regulators in the U.S., while FUJIFILM Holdings Corp was pressured by foreign exchange losses and weakness in certain business segments.

  The views expressed reflect the opinions of ClariVest Asset Management LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Stock

Class I

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I	MSCI EAFE Index
9/28/2018	$10,000	$10,000
9/30/2018	$10,000	$9,938
10/31/2018	$9,190	$9,148
11/30/2018	$8,990	$9,138
12/31/2018	$8,440	$8,696
1/31/2019	$9,161	$9,269
2/28/2019	$9,291	$9,506
3/31/2019	$9,291	$9,577
4/30/2019	$9,492	$9,855
5/31/2019	$8,981	$9,396
6/30/2019	$9,512	$9,956
7/31/2019	$9,271	$9,831
8/31/2019	$9,081	$9,578
9/30/2019	$9,332	$9,857
10/31/2019	$9,632	$10,212
11/30/2019	$9,712	$10,329
12/31/2019	$9,964	$10,666
1/31/2020	$9,773	$10,444
2/29/2020	$9,001	$9,502
3/31/2020	$7,648	$8,243
4/30/2020	$8,109	$8,782
5/31/2020	$8,420	$9,170
6/30/2020	$8,741	$9,486
7/31/2020	$8,971	$9,709
8/31/2020	$9,302	$10,209
9/30/2020	$9,062	$9,949
10/31/2020	$8,671	$9,552
11/30/2020	$9,843	$11,034
12/31/2020	$10,303	$11,549
1/31/2021	$10,232	$11,427
2/28/2021	$10,588	$11,685
3/31/2021	$11,096	$11,965
4/30/2021	$11,431	$12,335
5/31/2021	$11,847	$12,749
6/30/2021	$11,675	$12,609
7/31/2021	$11,797	$12,705
8/31/2021	$12,081	$12,930
9/30/2021	$11,756	$12,565
10/31/2021	$12,020	$12,877
11/30/2021	$11,441	$12,279
12/31/2021	$12,120	$12,909
1/31/2022	$11,910	$12,286
2/28/2022	$11,644	$12,070
3/31/2022	$11,689	$12,162
4/30/2022	$11,047	$11,385
5/31/2022	$11,301	$11,487
6/30/2022	$10,172	$10,423
7/31/2022	$10,704	$10,944
8/31/2022	$10,084	$10,425
9/30/2022	$9,154	$9,455
10/31/2022	$9,734	$9,964
11/30/2022	$10,989	$11,088
12/31/2022	$10,822	$11,100
1/31/2023	$11,664	$12,000
2/28/2023	$11,437	$11,751
3/31/2023	$11,676	$12,057
4/30/2023	$11,938	$12,410
5/31/2023	$11,516	$11,901
6/30/2023	$12,131	$12,446
7/31/2023	$12,438	$12,850
8/31/2023	$12,131	$12,360
9/30/2023	$11,767	$11,943
10/31/2023	$11,369	$11,460
11/30/2023	$12,347	$12,525
12/31/2023	$12,919	$13,193
1/31/2024	$13,061	$13,270
2/29/2024	$13,531	$13,515
3/31/2024	$14,130	$13,975
4/30/2024	$13,813	$13,632
5/31/2024	$14,695	$14,177
6/30/2024	$14,330	$13,951
7/31/2024	$14,730	$14,362
8/31/2024	$15,106	$14,831
9/30/2024	$15,000	$14,974
10/31/2024	$14,412	$14,162
11/30/2024	$14,530	$14,084
12/31/2024	$14,235	$13,766
1/31/2025	$14,885	$14,491
2/28/2025	$15,447	$14,774
3/31/2025	$15,510	$14,731
4/30/2025	$16,072	$15,422
5/31/2025	$16,909	$16,150
6/30/2025	$17,222	$16,509
7/31/2025	$16,984	$16,279
8/31/2025	$17,784	$16,975
9/30/2025	$18,322	$17,307
10/31/2025	$18,322	$17,513

Average Annual Total Returns

I3AD8	1 Year	5 Years	Since Inception 9/28/18
Class I	27.12%	16.14%	8.91%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.22%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$597,860,650
Number of Portfolio Holdings	144
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,246,661

Transamerica International Stock

Class I

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	24.4%
United Kingdom	17.5
Germany	10.2
France	6.7
Switzerland	6.3
Netherlands	5.6
Australia	5.2
Spain	4.8
Singapore	3.3
Italy	3.0

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	27.4%
Industrials	16.5
Information Technology	11.1
Health Care	10.2
Consumer Staples	6.5
Consumer Discretionary	6.5
Utilities	4.6
Communication Services	4.6
Materials	3.7
Energy	1.9
Real Estate	1.7
Repurchase Agreements	3.3
Exchange-Traded Funds	1.0
Preferred Stocks	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

ASML Holding NV	2.5%
Banco Santander SA	2.2
Rolls-Royce Holdings PLC	2.0
3i Group PLC	1.9
DBS Group Holdings Ltd.	1.8
HSBC Holdings PLC	1.8
SAP SE	1.7
Barclays PLC	1.7
UBS Group AG	1.5
Iberdrola SA	1.5

Transamerica International Stock

Class I

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Stock

Class I

Annual Shareholder Report

Transamerica International Stock

Class I2

TIHIX

October 31, 2025

Fund Overview

Transamerica International Stock (the "Fund") seeks capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I2	$89	0.78%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class I2 shares at NAV returned 27.13%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The Fund outperformed its benchmark, the MSCI EAFE Index, during the fiscal year ended October 31, 2025.

  Stock selection in the United Kingdom and Australia, and an underweight to Australia contributed to performance, while stock selection in Japan detracted.

  From a sector perspective, stock selection in financials and industrials contributed the most and selection in health care detracted the most during the period.

  Top stock-level contributors included overweights to Banco Santander SA, a Spanish financial services firm, and Rheinmetall AG, a German arms manufacturer.

  Banco Santander SA outperformed due to robust net interest income, attractive valuation, and increased efficiency in its operations, while Rheinmetall AG benefitted from rising defense spending across Europe, a large backlog of orders, and a move towards a more profitable product mix.

  The largest stock-level detractors included overweights in Olympus Corporation, a Japanese manufacturer of precision medical products, and FUJIFILM Holdings Corp., a Japan based provider of imaging solutions.

  Olympus Corporation shares lagged due to intensifying competition and questions on quality control from regulators in the U.S., while FUJIFILM Holdings Corp was pressured by foreign exchange losses and weakness in certain business segments.

  The views expressed reflect the opinions of ClariVest Asset Management LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Stock

Class I2

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class I2	MSCI EAFE Index
9/28/2018	$10,000	$10,000
9/30/2018	$10,000	$9,938
10/31/2018	$9,190	$9,148
11/30/2018	$8,990	$9,138
12/31/2018	$8,440	$8,696
1/31/2019	$9,161	$9,269
2/28/2019	$9,291	$9,506
3/31/2019	$9,291	$9,577
4/30/2019	$9,492	$9,855
5/31/2019	$8,981	$9,396
6/30/2019	$9,512	$9,956
7/31/2019	$9,271	$9,831
8/31/2019	$9,081	$9,578
9/30/2019	$9,332	$9,857
10/31/2019	$9,632	$10,212
11/30/2019	$9,712	$10,329
12/31/2019	$9,964	$10,666
1/31/2020	$9,774	$10,444
2/29/2020	$8,992	$9,502
3/31/2020	$7,649	$8,243
4/30/2020	$8,110	$8,782
5/31/2020	$8,420	$9,170
6/30/2020	$8,741	$9,486
7/31/2020	$8,972	$9,709
8/31/2020	$9,293	$10,209
9/30/2020	$9,062	$9,949
10/31/2020	$8,671	$9,552
11/30/2020	$9,844	$11,034
12/31/2020	$10,294	$11,549
1/31/2021	$10,233	$11,427
2/28/2021	$10,589	$11,685
3/31/2021	$11,097	$11,965
4/30/2021	$11,432	$12,335
5/31/2021	$11,849	$12,749
6/30/2021	$11,676	$12,609
7/31/2021	$11,798	$12,705
8/31/2021	$12,082	$12,930
9/30/2021	$11,757	$12,565
10/31/2021	$12,021	$12,877
11/30/2021	$11,442	$12,279
12/31/2021	$12,133	$12,909
1/31/2022	$11,922	$12,286
2/28/2022	$11,656	$12,070
3/31/2022	$11,701	$12,162
4/30/2022	$11,036	$11,385
5/31/2022	$11,291	$11,487
6/30/2022	$10,160	$10,423
7/31/2022	$10,692	$10,944
8/31/2022	$10,072	$10,425
9/30/2022	$9,152	$9,455
10/31/2022	$9,728	$9,964
11/30/2022	$10,980	$11,088
12/31/2022	$10,821	$11,100
1/31/2023	$11,663	$12,000
2/28/2023	$11,436	$11,751
3/31/2023	$11,675	$12,057
4/30/2023	$11,948	$12,410
5/31/2023	$11,527	$11,901
6/30/2023	$12,141	$12,446
7/31/2023	$12,460	$12,850
8/31/2023	$12,141	$12,360
9/30/2023	$11,777	$11,943
10/31/2023	$11,379	$11,460
11/30/2023	$12,358	$12,525
12/31/2023	$12,938	$13,193
1/31/2024	$13,079	$13,270
2/29/2024	$13,550	$13,515
3/31/2024	$14,150	$13,975
4/30/2024	$13,833	$13,632
5/31/2024	$14,727	$14,177
6/30/2024	$14,351	$13,951
7/31/2024	$14,751	$14,362
8/31/2024	$15,139	$14,831
9/30/2024	$15,033	$14,974
10/31/2024	$14,445	$14,162
11/30/2024	$14,562	$14,084
12/31/2024	$14,271	$13,766
1/31/2025	$14,909	$14,491
2/28/2025	$15,485	$14,774
3/31/2025	$15,535	$14,731
4/30/2025	$16,098	$15,422
5/31/2025	$16,950	$16,150
6/30/2025	$17,263	$16,509
7/31/2025	$17,025	$16,279
8/31/2025	$17,826	$16,975
9/30/2025	$18,364	$17,307
10/31/2025	$18,364	$17,513

Average Annual Total Returns

I3AD4	1 Year	5 Years	Since Inception 9/28/18
Class I2	27.13%	16.19%	8.95%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.22%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$597,860,650
Number of Portfolio Holdings	144
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,246,661

Transamerica International Stock

Class I2

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	24.4%
United Kingdom	17.5
Germany	10.2
France	6.7
Switzerland	6.3
Netherlands	5.6
Australia	5.2
Spain	4.8
Singapore	3.3
Italy	3.0

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	27.4%
Industrials	16.5
Information Technology	11.1
Health Care	10.2
Consumer Staples	6.5
Consumer Discretionary	6.5
Utilities	4.6
Communication Services	4.6
Materials	3.7
Energy	1.9
Real Estate	1.7
Repurchase Agreements	3.3
Exchange-Traded Funds	1.0
Preferred Stocks	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

ASML Holding NV	2.5%
Banco Santander SA	2.2
Rolls-Royce Holdings PLC	2.0
3i Group PLC	1.9
DBS Group Holdings Ltd.	1.8
HSBC Holdings PLC	1.8
SAP SE	1.7
Barclays PLC	1.7
UBS Group AG	1.5
Iberdrola SA	1.5

Transamerica International Stock

Class I2

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Stock

Class I2

Annual Shareholder Report

Transamerica International Stock

Class R6

TIHJX

October 31, 2025

Fund Overview

Transamerica International Stock (the "Fund") seeks capital appreciation. This annual shareholder report contains important information for the period of November 1, 2024 to October 31, 2025. You can find additional information about the Fund at transamerica.com/investments/mutual-fund-prospectus. You can also request this information by contacting us at 888-233-4339.

What were the Fund costs for the year?

Fund Overview Operating Expenses

(based on a hypothetical $10,000 investment)

Class Name	Cost of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$89	0.78%Footnote Reference*
Footnote	Description
Footnote*	Does not include expenses of the underlying investments in which the Fund invests.

How did the Fund perform last year and what affected its performance?

For the fiscal year ended October 31, 2025, the Fund’s Class R6 shares at NAV returned 27.24%. For the same period, the Fund’s broad-based benchmark, the MSCI EAFE Index, returned 23.66%.

  The Fund outperformed its benchmark, the MSCI EAFE Index, during the fiscal year ended October 31, 2025.

  Stock selection in the United Kingdom and Australia, and an underweight to Australia contributed to performance, while stock selection in Japan detracted.

  From a sector perspective, stock selection in financials and industrials contributed the most and selection in health care detracted the most during the period.

  Top stock-level contributors included overweights to Banco Santander SA, a Spanish financial services firm, and Rheinmetall AG, a German arms manufacturer.

  Banco Santander SA outperformed due to robust net interest income, attractive valuation, and increased efficiency in its operations, while Rheinmetall AG benefitted from rising defense spending across Europe, a large backlog of orders, and a move towards a more profitable product mix.

  The largest stock-level detractors included overweights in Olympus Corporation, a Japanese manufacturer of precision medical products, and FUJIFILM Holdings Corp., a Japan based provider of imaging solutions.

  Olympus Corporation shares lagged due to intensifying competition and questions on quality control from regulators in the U.S., while FUJIFILM Holdings Corp was pressured by foreign exchange losses and weakness in certain business segments.

  The views expressed reflect the opinions of ClariVest Asset Management LLC as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Transamerica International Stock

Class R6

Fund Overview

Fund Performance

Total Return Based on $10,000 Investment

	Class R6	MSCI EAFE Index
9/28/2018	$10,000	$10,000
9/30/2018	$10,000	$9,938
10/31/2018	$9,190	$9,148
11/30/2018	$8,990	$9,138
12/31/2018	$8,440	$8,696
1/31/2019	$9,161	$9,269
2/28/2019	$9,291	$9,506
3/31/2019	$9,291	$9,577
4/30/2019	$9,492	$9,855
5/31/2019	$8,981	$9,396
6/30/2019	$9,512	$9,956
7/31/2019	$9,271	$9,831
8/31/2019	$9,081	$9,578
9/30/2019	$9,332	$9,857
10/31/2019	$9,632	$10,212
11/30/2019	$9,712	$10,329
12/31/2019	$9,964	$10,666
1/31/2020	$9,773	$10,444
2/29/2020	$9,001	$9,502
3/31/2020	$7,648	$8,243
4/30/2020	$8,109	$8,782
5/31/2020	$8,420	$9,170
6/30/2020	$8,741	$9,486
7/31/2020	$8,971	$9,709
8/31/2020	$9,302	$10,209
9/30/2020	$9,062	$9,949
10/31/2020	$8,671	$9,552
11/30/2020	$9,843	$11,034
12/31/2020	$10,303	$11,549
1/31/2021	$10,232	$11,427
2/28/2021	$10,588	$11,685
3/31/2021	$11,096	$11,965
4/30/2021	$11,431	$12,335
5/31/2021	$11,847	$12,749
6/30/2021	$11,685	$12,609
7/31/2021	$11,797	$12,705
8/31/2021	$12,081	$12,930
9/30/2021	$11,756	$12,565
10/31/2021	$12,020	$12,877
11/30/2021	$11,441	$12,279
12/31/2021	$12,127	$12,909
1/31/2022	$11,916	$12,286
2/28/2022	$11,650	$12,070
3/31/2022	$11,694	$12,162
4/30/2022	$11,029	$11,385
5/31/2022	$11,284	$11,487
6/30/2022	$10,154	$10,423
7/31/2022	$10,686	$10,944
8/31/2022	$10,065	$10,425
9/30/2022	$9,145	$9,455
10/31/2022	$9,721	$9,964
11/30/2022	$10,974	$11,088
12/31/2022	$10,817	$11,100
1/31/2023	$11,659	$12,000
2/28/2023	$11,431	$11,751
3/31/2023	$11,670	$12,057
4/30/2023	$11,932	$12,410
5/31/2023	$11,511	$11,901
6/30/2023	$12,125	$12,446
7/31/2023	$12,444	$12,850
8/31/2023	$12,137	$12,360
9/30/2023	$11,773	$11,943
10/31/2023	$11,375	$11,460
11/30/2023	$12,353	$12,525
12/31/2023	$12,922	$13,193
1/31/2024	$13,075	$13,270
2/29/2024	$13,534	$13,515
3/31/2024	$14,134	$13,975
4/30/2024	$13,828	$13,632
5/31/2024	$14,710	$14,177
6/30/2024	$14,346	$13,951
7/31/2024	$14,746	$14,362
8/31/2024	$15,134	$14,831
9/30/2024	$15,016	$14,974
10/31/2024	$14,428	$14,162
11/30/2024	$14,557	$14,084
12/31/2024	$14,254	$13,766
1/31/2025	$14,905	$14,491
2/28/2025	$15,480	$14,774
3/31/2025	$15,530	$14,731
4/30/2025	$16,094	$15,422
5/31/2025	$16,932	$16,150
6/30/2025	$17,257	$16,509
7/31/2025	$17,020	$16,279
8/31/2025	$17,821	$16,975
9/30/2025	$18,359	$17,307
10/31/2025	$18,359	$17,513

Average Annual Total Returns

I3ADB	1 Year	5 Years	Since Inception 9/28/18
Class R6	27.24%	16.19%	8.94%
MSCI EAFE IndexFootnote Reference(a)	23.66%	12.89%	8.22%
Footnote	Description
Footnote(a)	MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Performance reflects no deduction for fees, expenses or taxes.

Performance calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The data shown represents past performance, which is no guarantee of future results.Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or redemptions of Fund shares. The market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index.

Key Fund Statistics

Total Net Assets	$597,860,650
Number of Portfolio Holdings	144
Portfolio Turnover Rate	25%
Total Advisory Fees Paid (net of waivers and reimbursements)	$3,246,661

Transamerica International Stock

Class R6

What did the Fund invest in?

Top Country Allocation (Percentage of Net Assets)

Japan	24.4%
United Kingdom	17.5
Germany	10.2
France	6.7
Switzerland	6.3
Netherlands	5.6
Australia	5.2
Spain	4.8
Singapore	3.3
Italy	3.0

Asset Allocations (Percentage of Net Assets)

Common Stocks
Financials	27.4%
Industrials	16.5
Information Technology	11.1
Health Care	10.2
Consumer Staples	6.5
Consumer Discretionary	6.5
Utilities	4.6
Communication Services	4.6
Materials	3.7
Energy	1.9
Real Estate	1.7
Repurchase Agreements	3.3
Exchange-Traded Funds	1.0
Preferred Stocks	0.5
Net Other Assets (Liabilities)Footnote Reference^	0.5
Footnote	Description
Footnote^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Top Holdings (Percentage of Net Assets)

ASML Holding NV	2.5%
Banco Santander SA	2.2
Rolls-Royce Holdings PLC	2.0
3i Group PLC	1.9
DBS Group Holdings Ltd.	1.8
HSBC Holdings PLC	1.8
SAP SE	1.7
Barclays PLC	1.7
UBS Group AG	1.5
Iberdrola SA	1.5

Transamerica International Stock

Class R6

Additional Information

Additional information about the Fund, including the Fund's prospectus, financial information, holdings, proxy voting information, which is included in the statement of additional information, and other important information can be found on the Fund's website at transamerica.com/investments/mutual-fund-prospectus or by scanning the QR code. The Fund's proxy voting records for the most recent 12-month period ended June 30, updated no later than August 31 of each year, are available at https://www.transamerica.com/financial-pro/investments/prospectus.

Householding

Every year we provide shareholders informative materials such as the Annual Report, the Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, call a Transamerica Customer Service Representative toll free at 888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days after receiving your request.

Transamerica International Stock

Class R6

(b)	Not Applicable

Item 2:	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The registrant’s code of ethics is reasonably designed as described in Item 2(b) of Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The registrant has filed this code of ethics as an exhibit hereto pursuant to Item 19(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) deem either of them an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933, (ii) impose upon either of them any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon them as a member of the registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

		Fiscal Year Ended 10/31 (in thousands)
		2025	2024
(a)	Audit Fees	$1,106	$1,295
(b)	Audit Related Fees(1)	$49	$99
(c)	Tax Fees(2)	$152	$19
(d)	All Other Fees(3)	$43	$0

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements including review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filing of the funds comprising the registrant.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the registrant’s Audit Committee must pre-approve (i) all audit and non-audit services performed for the registrant by the independent accountant and (ii) all non-audit services performed by the registrant’s independent accountant for the registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the registrant.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the registrant will be subject to the pre-approval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2025 and 2024 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)	Not Applicable.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The Schedules of Investments are included within the Financial Statements filed under Item 7(a) of this Form.

(b)	Not Applicable to the registrant.

Item 7	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Balanced II
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Balanced II

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Shares	Value
COMMON STOCKS - 61.6%
Aerospace & Defense - 1.5%
Boeing Co. (A)	274	$ 55,080
Howmet Aerospace, Inc.	2,038	419,726
RTX Corp.	1,892	337,722
Textron, Inc.	1,070	86,467
TransDigm Group, Inc.	142	185,808
		1,084,803
Air Freight & Logistics - 0.2%
FedEx Corp.	446	113,204
Automobile Components - 0.0% *
Aptiv PLC (A)	381	30,899
Automobiles - 1.3%
Tesla, Inc. (A)	2,029	926,360
Banks - 2.2%
Bank of America Corp.	10,713	572,610
Citigroup, Inc.	971	98,294
Fifth Third Bancorp	3,093	128,731
Regions Financial Corp.	2,547	61,637
Truist Financial Corp.	2,266	101,131
U.S. Bancorp	2,998	139,947
Wells Fargo & Co.	5,501	478,422
		1,580,772
Beverages - 0.9%
Coca-Cola Co.	2,283	157,299
Keurig Dr. Pepper, Inc.	6,540	177,626
PepsiCo, Inc.	2,219	324,174
		659,099
Biotechnology - 1.2%
AbbVie, Inc.	2,276	496,259
Neurocrine Biosciences, Inc. (A)	237	33,941
Regeneron Pharmaceuticals, Inc.	257	167,513
Vertex Pharmaceuticals, Inc. (A)	339	144,268
		841,981
Broadline Retail - 2.8%
Amazon.com, Inc. (A)	8,124	1,984,043
Building Products - 0.8%
Carrier Global Corp.	2,686	159,790
Masco Corp.	1,326	85,872
Trane Technologies PLC	804	360,714
		606,376
Capital Markets - 1.2%
Ameriprise Financial, Inc.	248	112,287
Charles Schwab Corp.	4,037	381,577
CME Group, Inc.	700	185,843
LPL Financial Holdings, Inc.	68	25,657
Raymond James Financial, Inc.	373	59,184
Robinhood Markets, Inc., Class A (A)	163	23,925
State Street Corp.	805	93,107
		881,580
	Shares	Value
COMMON STOCKS (continued)
Chemicals - 0.8%
Ecolab, Inc.	561	$ 143,840
Linde PLC	658	275,242
PPG Industries, Inc.	861	84,163
Sherwin-Williams Co.	181	62,434
		565,679
Communications Equipment - 0.3%
Arista Networks, Inc. (A)	958	151,067
Motorola Solutions, Inc.	128	52,059
		203,126
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	121	74,185
Vulcan Materials Co.	320	92,640
		166,825
Consumer Finance - 0.5%
American Express Co.	480	173,150
Capital One Financial Corp.	902	198,431
		371,581
Consumer Staples Distribution & Retail - 0.5%
Walmart, Inc.	3,331	337,031
Diversified Telecommunication Services - 0.3%
AT&T, Inc.	8,551	211,637
Electric Utilities - 1.1%
Entergy Corp.	329	31,614
NextEra Energy, Inc.	4,385	356,939
NRG Energy, Inc.	154	26,466
PG&E Corp.	2,723	43,459
Southern Co.	3,702	348,136
		806,614
Electrical Equipment - 0.6%
Eaton Corp. PLC	484	184,675
Emerson Electric Co.	820	114,448
GE Vernova, Inc.	209	122,294
		421,417
Energy Equipment & Services - 0.2%
Baker Hughes Co.	3,349	162,125
Entertainment - 0.9%
Netflix, Inc. (A)	321	359,154
Walt Disney Co.	2,244	252,719
Warner Music Group Corp., Class A	1,206	38,544
		650,417
Financial Services - 3.3%
Apollo Global Management, Inc.	1,144	142,210
Berkshire Hathaway, Inc., Class B (A)	1,244	594,060
Corpay, Inc. (A)	544	141,630
Fidelity National Information Services, Inc.	2,460	153,799
Klarna Group PLC (A)	110	4,133
Mastercard, Inc., Class A	1,234	681,156
Toast, Inc., Class A (A)	1,455	52,584
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Shares	Value
COMMON STOCKS (continued)
Financial Services (continued)
Visa, Inc., Class A	1,608	$ 547,910
WEX, Inc. (A)	108	15,755
		2,333,237
Food Products - 0.4%
Mondelez International, Inc., Class A	4,766	273,854
Ground Transportation - 0.1%
Union Pacific Corp.	427	94,098
Health Care Equipment & Supplies - 1.3%
Boston Scientific Corp. (A)	998	100,519
Edwards Lifesciences Corp. (A)	2,389	196,973
Medtronic PLC	3,485	316,089
Stryker Corp.	813	289,623
		903,204
Health Care Providers & Services - 1.0%
Cigna Group	565	138,092
HCA Healthcare, Inc.	126	57,920
Humana, Inc.	458	127,411
McKesson Corp.	103	83,568
UnitedHealth Group, Inc.	865	295,449
		702,440
Health Care REITs - 0.5%
Ventas, Inc.	2,804	206,907
Welltower, Inc.	795	143,927
		350,834
Hotels, Restaurants & Leisure - 1.9%
Booking Holdings, Inc.	23	116,788
Carnival Corp. (A)	4,485	129,302
Chipotle Mexican Grill, Inc. (A)	5,059	160,320
DoorDash, Inc., Class A (A)	263	66,899
Expedia Group, Inc.	443	97,460
Hilton Worldwide Holdings, Inc.	849	218,159
McDonald's Corp.	1,181	352,446
Yum! Brands, Inc.	1,465	202,478
		1,343,852
Household Durables - 0.1%
Lennar Corp., Class A	382	47,280
Household Products - 0.1%
Church & Dwight Co., Inc.	647	56,735
Independent Power & Renewable Electricity Producers - 0.1%
Vistra Corp.	267	50,276
Industrial Conglomerates - 0.5%
3M Co.	2,201	366,467
Industrial REITs - 0.1%
Prologis, Inc.	843	104,608
Insurance - 0.9%
Aon PLC, Class A	370	126,052
Arch Capital Group Ltd.	552	47,643
Arthur J Gallagher & Co.	1,081	269,699
	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Chubb Ltd.	281	$ 77,820
Progressive Corp.	442	91,052
		612,266
Interactive Media & Services - 4.7%
Alphabet, Inc., Class A	4,523	1,271,822
Alphabet, Inc., Class C	2,970	837,006
Meta Platforms, Inc., Class A	1,941	1,258,447
		3,367,275
IT Services - 0.3%
Cognizant Technology Solutions Corp., Class A	2,785	202,971
Life Sciences Tools & Services - 0.4%
Danaher Corp.	1,346	289,901
Machinery - 0.7%
Deere & Co.	504	232,662
Ingersoll Rand, Inc.	850	64,880
Otis Worldwide Corp.	1,274	118,176
PACCAR, Inc.	614	60,418
		476,136
Media - 0.3%
Charter Communications, Inc., Class A (A)	358	83,715
Comcast Corp., Class A	4,119	114,652
Omnicom Group, Inc.	648	48,613
		246,980
Multi-Utilities - 0.3%
Ameren Corp.	593	60,498
Sempra	1,414	130,003
		190,501
Oil, Gas & Consumable Fuels - 1.5%
Diamondback Energy, Inc.	686	98,228
EOG Resources, Inc.	2,416	255,710
EQT Corp.	1,114	59,688
Exxon Mobil Corp.	5,677	649,222
		1,062,848
Passenger Airlines - 0.1%
Delta Air Lines, Inc.	1,079	61,913
United Airlines Holdings, Inc. (A)	236	22,193
		84,106
Personal Care Products - 0.0% *
Kenvue, Inc.	2,293	32,950
Pharmaceuticals - 1.7%
Bristol-Myers Squibb Co.	4,596	211,738
Eli Lilly & Co.	503	434,019
Johnson & Johnson	2,630	496,728
Merck & Co., Inc.	681	58,552
		1,201,037
Professional Services - 0.2%
Leidos Holdings, Inc.	935	178,089
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Shares	Value
COMMON STOCKS (continued)
Residential REITs - 0.1%
Equity LifeStyle Properties, Inc.	976	$ 59,585
Semiconductors & Semiconductor Equipment - 9.5%
Advanced Micro Devices, Inc. (A)	484	123,962
Analog Devices, Inc.	1,382	323,568
Broadcom, Inc.	3,530	1,304,794
Lam Research Corp.	1,947	306,575
Micron Technology, Inc.	1,537	343,934
NVIDIA Corp.	19,668	3,982,573
NXP Semiconductors NV	1,101	230,241
Texas Instruments, Inc.	1,404	226,690
		6,842,337
Software - 7.1%
AppLovin Corp., Class A (A)	121	77,117
Cadence Design Systems, Inc. (A)	376	127,348
Intuit, Inc.	393	262,347
Microsoft Corp.	6,198	3,209,386
Oracle Corp.	2,024	531,523
Palantir Technologies, Inc., Class A (A)	1,273	255,198
Salesforce, Inc.	719	187,235
ServiceNow, Inc. (A)	479	440,335
		5,090,489
Specialized REITs - 0.4%
Equinix, Inc.	179	151,436
SBA Communications Corp.	635	121,590
		273,026
Specialty Retail - 1.1%
AutoZone, Inc. (A)	19	69,814
Burlington Stores, Inc. (A)	471	128,861
Lowe's Cos., Inc.	1,649	392,676
Ross Stores, Inc.	1,344	213,589
		804,940
Technology Hardware, Storage & Peripherals - 4.9%
Apple, Inc.	11,682	3,158,462
Seagate Technology Holdings PLC	1,052	269,186
Western Digital Corp.	710	106,649
		3,534,297
Textiles, Apparel & Luxury Goods - 0.1%
NIKE, Inc., Class B	1,524	98,435
Tobacco - 0.3%
Altria Group, Inc.	1,300	73,294
Philip Morris International, Inc.	1,193	172,186
		245,480
Trading Companies & Distributors - 0.1%
United Rentals, Inc.	75	65,339
Total Common Stocks (Cost $22,769,893)		44,191,442

	Principal	Value
CORPORATE DEBT SECURITIES - 13.4%
Aerospace & Defense - 0.4%
Boeing Co.
3.50%, 03/01/2039	$ 38,000	$ 30,928
5.81%, 05/01/2050	16,000	15,891
6.53%, 05/01/2034	47,000	52,004
6.86%, 05/01/2054	33,000	37,561
General Electric Co.
4.13%, 10/09/2042	16,000	13,913
4.30%, 07/29/2030	33,000	33,249
4.50%, 03/11/2044	33,000	30,102
5.88%, 01/14/2038	8,000	8,741
HEICO Corp.
5.35%, 08/01/2033	45,000	46,814
		269,203
Automobile Components - 0.2%
Aptiv Swiss Holdings Ltd.
3.25%, 03/01/2032	20,000	18,500
ZF North America Capital, Inc.
6.88%, 04/23/2032 (B)	151,000	137,824
		156,324
Automobiles - 0.4%
General Motors Co.
5.35%, 04/15/2028	21,000	21,506
6.25%, 10/02/2043	6,000	6,130
Hyundai Capital America
5.40%, 06/23/2032 (B)	66,000	68,236
Volkswagen Group of America Finance LLC
4.85%, 09/11/2030 (B)	200,000	201,409
		297,281
Banks - 2.2%
Bank of America Corp.
Fixed until 05/09/2035, 5.46% (C), 05/09/2036	76,000	79,510
Fixed until 09/15/2028, 5.82% (C), 09/15/2029	123,000	128,374
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (C), 07/21/2039	8,000	8,360
Barclays PLC
Fixed until 11/02/2025, 7.33% (C), 11/02/2026	203,000	203,000
Canadian Imperial Bank of Commerce
Fixed until 01/13/2030, 5.25% (C), 01/13/2031	34,000	35,092
Citigroup, Inc.
Fixed until 05/25/2033, 6.17% (C), 05/25/2034	22,000	23,364
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (C), 10/21/2032	61,000	54,872
Fixed until 10/21/2035, 4.94% (C), 10/21/2036	43,000	42,790
JPMorgan Chase & Co.
Fixed until 10/22/2035, 4.81% (C), 10/22/2036	23,000	22,927
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
Fixed until 01/23/2029, 5.01% (C), 01/23/2030	$ 123,000	$ 125,991
Fixed until 07/23/2035, 5.58% (C), 07/23/2036	56,000	58,064
Fixed until 04/22/2034, 5.77% (C), 04/22/2035	24,000	25,596
Fixed until 10/23/2028, 6.09% (C), 10/23/2029	13,000	13,701
M&T Bank Corp.
Fixed until 07/08/2030, 5.18% (C), 07/08/2031	45,000	45,980
Fixed until 01/16/2035, 5.39% (C), 01/16/2036	9,000	9,116
Fixed until 10/30/2028, 7.41% (C), 10/30/2029	13,000	14,073
Morgan Stanley
Fixed until 10/22/2035, 4.89% (C), 10/22/2036	25,000	24,862
Fixed until 07/19/2034, 5.32% (C), 07/19/2035	26,000	26,739
Fixed until 01/18/2034, 5.47% (C), 01/18/2035	19,000	19,761
Fixed until 04/18/2029, 5.66% (C), 04/18/2030	100,000	104,316
PNC Financial Services Group, Inc.
Fixed until 07/21/2035, 5.37% (C), 07/21/2036	27,000	27,736
Fixed until 08/18/2033, 5.94% (C), 08/18/2034	42,000	45,068
State Street Corp.
Fixed until 10/23/2035, 4.78% (C), 10/23/2036	23,000	22,907
UBS Group AG
Fixed until 08/12/2032, 6.54% (C), 08/12/2033 (B)	262,000	289,733
Wells Fargo & Co.
Fixed until 01/24/2030, 5.24% (C), 01/24/2031	46,000	47,609
Fixed until 04/23/2035, 5.61% (C), 04/23/2036	44,000	46,238
		1,545,779
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	28,000	24,564
Constellation Brands, Inc.
4.95%, 11/01/2035	34,000	33,470
		58,034
Biotechnology - 0.2%
Amgen, Inc.
2.80%, 08/15/2041	17,000	12,537
5.60%, 03/02/2043	30,000	30,454
CSL Finance PLC
4.63%, 04/27/2042 (B)	16,000	14,672
Gilead Sciences, Inc.
5.10%, 06/15/2035	36,000	37,087
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Royalty Pharma PLC
2.20%, 09/02/2030	$ 53,000	$ 47,796
5.20%, 09/25/2035	28,000	28,051
		170,597
Building Products - 0.2%
Amrize Finance U.S. LLC
5.40%, 04/07/2035 (B)	28,000	28,914
Carlisle Cos., Inc.
5.25%, 09/15/2035	18,000	18,312
Owens Corning
4.30%, 07/15/2047	41,000	34,088
Vulcan Materials Co.
5.35%, 12/01/2034	27,000	27,920
		109,234
Chemicals - 0.0% *
Nutrien Ltd.
4.90%, 03/27/2028	30,000	30,515
Commercial Services & Supplies - 0.6%
ADT Security Corp.
4.13%, 08/01/2029 (B)	27,000	26,146
Ashtead Capital, Inc.
5.55%, 05/30/2033 (B)	200,000	206,001
Element Fleet Management Corp.
5.04%, 03/25/2030 (B)	76,000	77,627
GXO Logistics, Inc.
2.65%, 07/15/2031	46,000	41,064
6.50%, 05/06/2034	17,000	18,245
Herc Holdings, Inc.
7.00%, 06/15/2030 (B)	26,000	27,214
Quanta Services, Inc.
2.90%, 10/01/2030	21,000	19,640
5.25%, 08/09/2034	9,000	9,260
Veralto Corp.
5.45%, 09/18/2033	28,000	29,330
		454,527
Communications Equipment - 0.3%
T-Mobile USA, Inc.
3.88%, 04/15/2030	56,000	54,852
4.95%, 11/15/2035	63,000	62,562
Verizon Communications, Inc.
1.68%, 10/30/2030	70,000	61,676
2.99%, 10/30/2056	44,000	26,730
		205,820
Construction & Engineering - 0.3%
Sitios Latinoamerica SAB de CV
6.00%, 11/25/2029 (B)	200,000	206,614
Consumer Staples Distribution & Retail - 0.1%
7-Eleven, Inc.
1.80%, 02/10/2031 (B)	30,000	26,124
Lowe's Cos., Inc.
3.75%, 04/01/2032	45,000	42,942
		69,066
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Distributors - 0.0% *
LKQ Corp.
6.25%, 06/15/2033	$ 16,000	$ 17,067
Diversified REITs - 0.4%
GLP Capital LP/GLP Financing II, Inc.
5.25%, 02/15/2033	51,000	50,969
Safehold GL Holdings LLC
6.10%, 04/01/2034	38,000	40,078
SBA Tower Trust
1.88%, 07/15/2050 (B)	56,000	55,699
VICI Properties LP
4.95%, 02/15/2030	49,000	49,526
Weyerhaeuser Co.
4.00%, 04/15/2030	43,000	42,395
WP Carey, Inc.
5.38%, 06/30/2034	29,000	29,778
		268,445
Electric Utilities - 0.9%
Black Hills Corp.
4.55%, 01/31/2031	21,000	20,957
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (B)	195,501	201,131
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	16,000	16,960
CMS Energy Corp.
4.88%, 03/01/2044	10,000	9,092
DTE Electric Co.
4.30%, 07/01/2044	47,000	40,854
Duke Energy Corp.
3.75%, 09/01/2046	66,000	50,884
4.95%, 09/15/2035	66,000	65,625
Duke Energy Progress LLC
3.60%, 09/15/2047	29,000	22,125
NRG Energy, Inc.
6.00%, 02/01/2033 (B)	14,000	14,281
Oncor Electric Delivery Co. LLC
5.30%, 06/01/2042	9,000	8,906
Pacific Gas & Electric Co.
2.50%, 02/01/2031	43,000	38,487
Southern Power Co.
4.25%, 10/01/2030	21,000	20,879
4.90%, 10/01/2035	28,000	27,703
Vistra Operations Co. LLC
5.25%, 10/15/2035 (B)	40,000	39,732
6.88%, 04/15/2032 (B)	42,000	44,114
		621,730
Electronic Equipment, Instruments & Components - 0.3%
Arrow Electronics, Inc.
5.88%, 04/10/2034	13,000	13,587
Hubbell, Inc.
4.80%, 11/15/2035 (D)	51,000	50,789
Keysight Technologies, Inc.
4.95%, 10/15/2034	10,000	10,084
Sensata Technologies, Inc.
4.38%, 02/15/2030 (B)	50,000	48,215
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components (continued)
Tyco Electronics Group SA
5.00%, 05/09/2035	$ 52,000	$ 52,699
		175,374
Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (B)	56,000	55,869
Financial Services - 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	150,000	150,055
Ally Financial, Inc.
Fixed until 05/15/2028, 5.74% (C), 05/15/2029	12,000	12,242
American Express Co.
Fixed until 04/25/2029, 5.53% (C), 04/25/2030	43,000	44,877
Aviation Capital Group LLC
1.95%, 01/30/2026 (B)	17,000	16,892
Avolon Holdings Funding Ltd.
5.75%, 11/15/2029 (B)	52,000	53,915
Blackstone Reg Finance Co. LLC
4.95%, 02/15/2036 (D)	21,000	20,845
Capital One Financial Corp.
Fixed until 09/11/2035, 5.20% (C), 09/11/2036	65,000	64,569
Fixed until 07/26/2034, 5.88% (C), 07/26/2035	69,000	72,253
Fixed until 01/30/2035, 6.18% (C), 01/30/2036	9,000	9,379
Citadel Finance LLC
5.90%, 02/10/2030 (B)	54,000	54,549
LPL Holdings, Inc.
5.70%, 05/20/2027	13,000	13,246
Rocket Cos., Inc.
6.13%, 08/01/2030 (B)	35,000	36,103
UWM Holdings LLC
6.25%, 03/15/2031 (B)	36,000	35,935
		584,860
Food Products - 0.6%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
5.50%, 03/31/2031 (B)(D)	3,000	3,024
6.25%, 03/15/2033 (B)	7,000	7,196
BAT Capital Corp.
4.63%, 03/22/2033	39,000	38,529
5.63%, 08/15/2035	65,000	67,523
Bunge Ltd. Finance Corp.
5.15%, 08/04/2035	62,000	62,817
Cargill, Inc.
5.13%, 02/11/2035 (B)	39,000	40,120
J.M. Smucker Co.
6.50%, 11/15/2043	12,000	13,051
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
JBS USA Holding LUX SARL/JBS USA Foods Group Holdings, Inc./JBS USA Food Co.
5.50%, 01/15/2036 (B)	$ 67,000	$ 67,892
Kroger Co.
5.00%, 09/15/2034	19,000	19,155
Philip Morris International, Inc.
4.63%, 10/29/2035	65,000	63,390
Pilgrim's Pride Corp.
6.88%, 05/15/2034	33,000	36,538
Sysco Corp.
5.40%, 03/23/2035	26,000	26,898
		446,133
Health Care Equipment & Supplies - 0.0% *
GE HealthCare Technologies, Inc.
5.50%, 06/15/2035	25,000	25,909
Health Care Providers & Services - 0.5%
Centene Corp.
3.38%, 02/15/2030	36,000	33,117
Cigna Group
2.40%, 03/15/2030	20,000	18,495
5.25%, 01/15/2036	47,000	47,739
Elevance Health, Inc.
5.70%, 09/15/2055	31,000	30,838
HCA, Inc.
4.90%, 11/15/2035	53,000	52,370
6.00%, 04/01/2054	40,000	40,549
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (B)	8,000	7,903
Laboratory Corp. of America Holdings
2.95%, 12/01/2029	22,000	20,911
4.80%, 10/01/2034	40,000	39,648
UnitedHealth Group, Inc.
5.15%, 07/15/2034	43,000	44,194
		335,764
Health Care REITs - 0.1%
Healthpeak OP LLC
4.75%, 01/15/2033	65,000	64,645
Hotels, Restaurants & Leisure - 0.2%
Carnival Corp.
5.75%, 08/01/2032 (B)	21,000	21,573
6.13%, 02/15/2033 (B)	33,000	34,029
Hyatt Hotels Corp.
5.25%, 06/30/2029	27,000	27,767
MGM Resorts International
6.13%, 09/15/2029	42,000	42,760
Royal Caribbean Cruises Ltd.
5.38%, 01/15/2036	43,000	43,292
		169,421
Household Durables - 0.0% *
Whirlpool Corp.
6.13%, 06/15/2030	16,000	15,843
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 0.6%
Allstate Corp.
5.05%, 06/24/2029	$ 59,000	$ 60,700
5.25%, 03/30/2033	56,000	58,096
American International Group, Inc.
5.45%, 05/07/2035	20,000	20,804
Aon North America, Inc.
5.45%, 03/01/2034	29,000	30,215
5.75%, 03/01/2054	32,000	32,317
Brown & Brown, Inc.
5.25%, 06/23/2032	14,000	14,339
5.55%, 06/23/2035	54,000	55,579
Corebridge Financial, Inc.
5.75%, 01/15/2034	27,000	28,267
Fortitude Group Holdings LLC
6.25%, 04/01/2030 (B)	18,000	18,693
Prudential Financial, Inc.
Fixed until 07/01/2030, 3.70% (C), 10/01/2050	39,000	36,330
RenaissanceRe Holdings Ltd.
5.80%, 04/01/2035	10,000	10,473
RGA Global Funding
5.05%, 12/06/2031 (B)	54,000	55,043
		420,856
Internet & Catalog Retail - 0.2%
AppLovin Corp.
5.50%, 12/01/2034	43,000	44,166
Expedia Group, Inc.
5.40%, 02/15/2035	52,000	53,312
Meta Platforms, Inc.
4.20%, 11/15/2030 (D)	54,000	53,944
Uber Technologies, Inc.
4.80%, 09/15/2034	12,000	12,002
		163,424
IT Services - 0.1%
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	35,000	34,444
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	27,000	26,715
		61,159
Machinery - 0.1%
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	45,000	42,316
Ingersoll Rand, Inc.
5.45%, 06/15/2034	25,000	26,033
		68,349
Media - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050	34,000	26,608
Comcast Corp.
2.94%, 11/01/2056	5,000	2,897
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
NBCUniversal Media LLC
4.45%, 01/15/2043	$ 38,000	$ 32,550
		62,055
Metals & Mining - 0.1%
ArcelorMittal SA
6.55%, 11/29/2027	54,000	56,155
Glencore Funding LLC
2.63%, 09/23/2031 (B)	43,000	38,626
		94,781
Mortgage Real Estate Investment Trusts - 0.0% *
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (B)	31,000	31,661
Office REITs - 0.1%
Boston Properties LP
5.75%, 01/15/2035	32,000	32,722
Oil, Gas & Consumable Fuels - 1.1%
Cheniere Energy Partners LP
5.95%, 06/30/2033	64,000	67,542
Diamondback Energy, Inc.
5.40%, 04/18/2034	47,000	47,914
Ecopetrol SA
7.75%, 02/01/2032	91,000	94,032
Enbridge, Inc.
4.90%, 06/20/2030	39,000	39,899
5.63%, 04/05/2034	53,000	55,315
Energy Transfer LP
5.15%, 03/15/2045	32,000	28,461
5.55%, 02/15/2028	13,000	13,369
5.95%, 10/01/2043	9,000	8,852
EQT Corp.
6.38%, 04/01/2029	23,000	23,767
Gulfstream Natural Gas System LLC
5.60%, 07/23/2035 (B)	23,000	23,555
Hess Midstream Operations LP
6.50%, 06/01/2029 (B)	38,000	39,376
Occidental Petroleum Corp.
5.20%, 08/01/2029	15,000	15,314
ONEOK, Inc.
6.10%, 11/15/2032	58,000	62,051
Petroleos Mexicanos
6.84%, 01/23/2030	58,000	59,535
7.69%, 01/23/2050	17,000	15,416
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	13,000	13,004
Shell Finance U.S., Inc.
3.75%, 09/12/2046	12,000	9,539
Shell International Finance BV
2.50%, 09/12/2026	43,000	42,526
Sunoco LP
5.63%, 03/15/2031 (B)	9,000	9,006
Venture Global Plaquemines LNG LLC
7.75%, 05/01/2035 (B)	63,000	71,090
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Western Midstream Operating LP
6.15%, 04/01/2033	$ 42,000	$ 44,252
Williams Cos., Inc.
5.40%, 03/04/2044	9,000	8,725
		792,540
Paper & Forest Products - 0.0% *
Georgia-Pacific LLC
4.95%, 06/30/2032 (B)	28,000	28,707
Passenger Airlines - 0.1%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	14,679	14,232
Southwest Airlines Co.
4.38%, 11/15/2028 (D)	57,000	56,866
United Airlines Pass-Through Trust
3.75%, 03/03/2028	17,813	17,701
		88,799
Pharmaceuticals - 0.6%
Bayer U.S. Finance II LLC
4.38%, 12/15/2028 (B)	200,000	199,299
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	8,000	7,942
Cardinal Health, Inc.
5.45%, 02/15/2034	32,000	33,290
CVS Health Corp.
5.45%, 09/15/2035	52,000	53,097
6.00%, 06/01/2044	32,000	32,412
Fixed until 12/10/2029, 7.00% (C), 03/10/2055	66,000	69,345
Merck & Co., Inc.
5.00%, 05/17/2053	11,000	10,352
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	32,000	31,070
Viatris, Inc.
2.30%, 06/22/2027	16,000	15,392
		452,199
Residential REITs - 0.1%
American Homes 4 Rent LP
5.50%, 02/01/2034	47,000	48,531
Retail REITs - 0.1%
NNN REIT, Inc.
4.60%, 02/15/2031	64,000	64,270
Semiconductors & Semiconductor Equipment - 0.6%
Broadcom, Inc.
3.14%, 11/15/2035 (B)	37,000	32,068
Foundry JV Holdco LLC
5.88%, 01/25/2034 (B)	200,000	206,498
Intel Corp.
4.80%, 10/01/2041	40,000	36,043
Microchip Technology, Inc.
5.05%, 03/15/2029	36,000	36,700
Micron Technology, Inc.
5.30%, 01/15/2031	37,000	38,246
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	$ 39,000	$ 26,143
5.25%, 08/19/2035	45,000	45,408
QUALCOMM, Inc.
3.25%, 05/20/2050	25,000	17,675
		438,781
Software - 0.3%
Cadence Design Systems, Inc.
4.70%, 09/10/2034	18,000	18,046
Fair Isaac Corp.
6.00%, 05/15/2033 (B)	17,000	17,304
Fiserv, Inc.
5.45%, 03/02/2028	29,000	29,552
Intuit, Inc.
5.50%, 09/15/2053	8,000	8,035
Oracle Corp.
5.88%, 09/26/2045	35,000	33,700
5.95%, 09/26/2055	14,000	13,273
6.90%, 11/09/2052	38,000	40,518
Roper Technologies, Inc.
4.90%, 10/15/2034	31,000	30,937
Synopsys, Inc.
5.15%, 04/01/2035	25,000	25,395
5.70%, 04/01/2055	15,000	15,154
		231,914
Specialized REITs - 0.1%
Extra Space Storage LP
5.40%, 06/15/2035	54,000	55,267
Transportation Infrastructure - 0.2%
Avolon Holdings Funding Ltd.
4.90%, 10/10/2030 (B)	55,000	55,261
Canadian Pacific Railway Co.
2.45%, 12/02/2031	88,000	78,516
United Parcel Service, Inc.
5.25%, 05/14/2035 (E)	21,000	21,777
		155,554
Total Corporate Debt Securities (Cost $9,569,948)		9,645,623
U.S. GOVERNMENT OBLIGATIONS - 10.0%
U.S. Treasury - 9.2%
U.S. Treasury Bonds
1.25%, 05/15/2050	162,000	80,494
1.38%, 11/15/2040	388,000	255,610
1.88%, 02/15/2051 - 11/15/2051	195,000	112,036
2.00%, 02/15/2050	147,000	88,923
2.25%, 08/15/2046 - 02/15/2052	215,000	139,397
2.38%, 02/15/2042	31,000	23,175
2.50%, 02/15/2045 - 05/15/2046	294,000	210,080
2.75%, 08/15/2047 - 11/15/2047	323,000	236,368
2.88%, 08/15/2045	128,000	98,295
3.00%, 08/15/2048 - 08/15/2052	178,700	134,312
3.13%, 05/15/2048	189,000	147,265
3.63%, 02/15/2044 - 05/15/2053	149,600	126,248
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
3.88%, 02/15/2043	$ 66,000	$ 60,411
4.00%, 11/15/2052	19,000	16,980
4.13%, 08/15/2053	63,000	57,487
4.25%, 05/15/2039 - 08/15/2054	83,000	78,342
4.50%, 11/15/2054	107,000	104,062
4.63%, 05/15/2044 - 02/15/2055	346,000	344,430
4.75%, 11/15/2043 - 08/15/2055	407,900	413,125
5.00%, 05/15/2045	75,000	78,492
U.S. Treasury Notes
0.63%, 05/15/2030 - 08/15/2030	550,000	478,253
1.38%, 11/15/2031	101,000	87,815
1.50%, 01/31/2027	211,000	205,404
1.63%, 08/15/2029 - 05/15/2031	169,900	154,147
1.88%, 02/15/2032	102,000	90,903
2.25%, 11/15/2027	136,300	132,717
2.75%, 02/15/2028	134,000	131,519
2.88%, 05/15/2028	130,000	127,750
3.50%, 01/31/2028	105,000	104,787
3.63%, 05/31/2028	259,000	259,192
3.88%, 11/30/2027 - 04/30/2030	393,500	396,201
4.00%, 05/31/2030	305,000	308,967
4.13%, 09/30/2027 - 11/15/2032	882,000	895,093
4.25%, 05/15/2035 - 08/15/2035	168,800	170,943
4.38%, 08/31/2028 - 11/30/2028	181,000	184,834
4.50%, 05/31/2029	42,000	43,199
4.63%, 02/15/2035	52,000	54,242
		6,631,498
U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Protected Indexed Bonds
1.50%, 02/15/2053	126,417	102,467
2.50%, 01/15/2029	221,345	230,146
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	221,109	209,799
		542,412
Total U.S. Government Obligations (Cost $7,472,666)		7,173,910
U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.7%
Federal Home Loan Mortgage Corp.
5.50%, 04/01/2053 - 07/01/2053	260,019	263,357
1-Year RFUCC Treasury + 1.90%,
6.78% (C), 02/01/2041	291	299
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	155,000	138,042
Federal National Mortgage Association
3.50%, 11/01/2028 - 01/01/2029	10,635	10,518
4.00%, 07/01/2026	447	445
4.50%, 08/01/2052	168,080	164,585
5.00%, 04/01/2039 - 02/01/2054	816,422	817,797
5.50%, 09/01/2036 - 03/01/2053	229,093	234,078
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
6.00%, 05/01/2038 - 06/01/2054	$ 250,256	$ 257,838
6.50%, 05/01/2040	10,920	11,585
1-Year RFUCC Treasury + 1.75%,
6.63% (C), 03/01/2041	286	294
Government National Mortgage Association REMICS, Interest Only STRIPS
0.65% (C), 02/16/2053	55,878	836
Tennessee Valley Authority
5.88%, 04/01/2036	79,000	88,748
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2040 - 11/01/2055 (D)	572,000	477,978
2.50%, 11/01/2040 - 11/01/2055 (D)	1,431,000	1,222,610
3.00%, 11/01/2040 - 11/01/2055 (D)	1,025,000	914,726
3.50%, 11/01/2040 - 11/01/2055 (D)	534,000	497,876
4.00%, 11/01/2055 (D)	561,000	532,225
4.50%, 11/01/2055 (D)	522,000	508,752
5.00%, 11/01/2055 (D)	234,000	232,804
5.50%, 11/01/2054 (D)	300,000	303,089
6.00%, 11/01/2054 (D)	240,000	245,414
Total U.S. Government Agency Obligations (Cost $6,946,669)		6,923,896
MORTGAGE-BACKED SECURITIES - 2.5%
Alternative Loan Trust
Series 2007-22, Class 2A16, 6.50% , 09/25/2037	136,604	48,178
Benchmark Mortgage Trust
Series 2025-V18, Class A3, 5.18% , 10/15/2058	100,000	102,926
BRAVO Residential Funding Trust
Series 2024-NQM3, Class A1, 6.19% (C), 03/25/2064 (B)	96,422	97,388
Citigroup Mortgage Loan Trust, Inc.
Series 2018-RP1, Class A1, 3.00% (C), 09/25/2064 (B)	8,698	8,566
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (C), 04/25/2069 (B)	60,230	60,791
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (C), 01/25/2060 (B)	107,847	91,920
Series 2021-RPL6, Class A1, 2.00% (C), 10/25/2060 (B)	88,503	80,550
GCAT Trust
Series 2025-NQM6, Class A1, 4.94% (C), 10/25/2070 (B)	113,000	112,577
GMACM Mortgage Loan Trust
Series 2005-AR1, Class 3A, 4.06% (C), 03/18/2035	6,743	6,132
Hudson Yards Mortgage Trust
Series 2025-SPRL, Class A, 5.47% (C), 01/13/2040 (B)	100,000	103,529
Impac CMB Trust
Series 2004-6, Class 1A1, 1-Month Term SOFR + 0.91%, 4.91% (C), 10/25/2034	2,672	2,667
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
IndyMac INDX Mortgage Loan Trust
Series 2007-AR15, Class 2A1, 3.38% (C), 08/25/2037	$ 71,292	$ 49,817
Manhattan West Mortgage Trust
Series 2020-1MW, Class A, 2.13% , 09/10/2039 (B)	100,000	95,512
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 1-Month Term SOFR + 0.75%, 4.75% (C), 10/25/2028	1,942	1,906
Nationstar Mortgage Loan Trust
Series 2013-A, Class A, 3.75% (C), 12/25/2052 (B)	17,216	16,540
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (C), 01/25/2054 (B)	8,506	8,286
Series 2014-2A, Class A3, 3.75% (C), 05/25/2054 (B)	22,287	21,387
Series 2014-3A, Class AFX3, 3.75% (C), 11/25/2054 (B)	16,424	15,806
Series 2016-3A, Class A1B, 3.25% (C), 09/25/2056 (B)	14,033	13,335
Series 2017-1A, Class A1, 4.00% (C), 02/25/2057 (B)	27,701	27,026
Series 2017-3A, Class A1, 4.00% (C), 04/25/2057 (B)	48,338	46,865
Series 2017-4A, Class A1, 4.00% (C), 05/25/2057 (B)	17,053	16,453
Series 2018-RPL1, Class A1, 3.50% (C), 12/25/2057 (B)	18,747	18,219
Series 2019-4A, Class A1B, 3.50% (C), 12/25/2058 (B)	62,563	58,858
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (C), 03/25/2063 (B)	51,539	51,677
Series 2024-NQM4, Class A1, 6.07% (C), 01/25/2064 (B)	61,479	62,155
Series 2025-NQM18, Class A1, 5.06% (C), 09/25/2065 (B)	99,381	99,358
Provident Funding Mortgage Trust
Series 2025-5, Class A2, 5.50% (C), 11/25/2055 (B)	100,000	100,289
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1, 1-Month Term SOFR + 0.81%, 4.85% (C), 01/19/2034	14,978	14,418
Towd Point Mortgage Trust
Series 2017-6, Class A1, 2.75% (C), 10/25/2057 (B)	8,364	8,237
Series 2018-1, Class A1, 3.00% (C), 01/25/2058 (B)	7,457	7,398
Series 2018-4, Class A1, 3.00% (C), 06/25/2058 (B)	93,047	88,519
Series 2020-4, Class A1, 1.75% , 10/25/2060 (B)	81,259	74,234
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2021-1, Class A1, 2.25% (C), 11/25/2061 (B)	$ 92,647	$ 87,403
Series 2022-1, Class A1, 3.75% (C), 07/25/2062 (B)	65,775	63,213
Total Mortgage-Backed Securities (Cost $1,885,060)		1,762,135
ASSET-BACKED SECURITIES - 1.7%
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (B)	18,645	17,427
Barings Equipment Finance LLC
Series 2025-B, Class A3, 4.13%, 10/13/2032 (B)	100,000	100,009
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (B)	43,048	43,859
CIFC Funding Ltd.
Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 5.15% (C), 10/18/2030 (B)	119,969	120,185
First National Master Note Trust
Series 2023-2, Class A, 5.77%, 09/15/2029	95,000	96,332
Hertz Vehicle Financing III LLC
Series 2023-3A, Class A, 5.94%, 02/25/2028 (B)	100,000	101,654
Hilton Grand Vacations Trust
Series 2024-1B, Class A, 5.75%, 09/15/2039 (B)	19,987	20,307
Series 2024-2A, Class A, 5.50%, 03/25/2038 (B)	58,463	59,646
Series 2025-2A, Class A, 4.54%, 05/25/2044 (B)	87,917	88,147
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (B)	54,726	55,689
JGWPT XXVIII LLC
Series 2013-1A, Class A, 3.22%, 04/15/2067 (B)	86,059	80,173
MVW LLC
Series 2023-1A, Class A, 4.93%, 10/20/2040 (B)	40,014	40,403
QTS Issuer ABS I LLC
Series 2025-1A, Class A2, 5.44%, 05/25/2055 (B)	70,000	71,009
SCF Equipment Trust LLC
Series 2025-1A, Class A3, 5.11%, 11/21/2033 (B)	100,000	102,236
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class A, 0.99%, 11/20/2037 (B)	18,717	18,620
Series 2023-1A, Class A, 5.20%, 01/20/2040 (B)	28,060	28,414
Series 2023-2A, Class A, 5.80%, 04/20/2040 (B)	31,994	32,823
Series 2025-1A, Class A, 4.81%, 01/21/2042 (B)	66,636	66,998
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Vantage Data Centers LLC
Series 2025-1A, Class A2, 5.13%, 08/15/2055 (B)	$ 80,000	$ 80,496
Total Asset-Backed Securities (Cost $1,219,069)		1,224,427
FOREIGN GOVERNMENT OBLIGATION - 0.2%
Mexico - 0.2%
Mexico Government International Bonds
3.75%, 01/11/2028	116,000	114,666
Total Foreign Government Obligation (Cost $115,874)		114,666
COMMERCIAL PAPER - 6.4%
Banks - 0.7%
Lloyds Bank PLC
4.32% (F), 12/12/2025	250,000	248,847
Toronto-Dominion Bank
4.21% (F), 12/19/2025 (B)	275,000	273,495
		522,342
Capital Markets - 0.8%
Lexington Parker Capital Co. LLC
4.41% (F), 11/21/2025 (B)	300,000	299,305
Verto Capital I Compartment A
4.39% (F), 12/03/2025 (B)	250,000	249,079
		548,384
Financial Services - 4.9%
Anglesea Funding LLC
4.38% (F), 11/07/2025 (B)	275,000	274,786
Bedford Row Funding Corp.
3.97% (F), 01/26/2026 (B)	250,000	247,620
Cancara Asset Securitisation LLC
4.03% (F), 02/19/2026	250,000	246,940
Columbia Funding Co. LLC
4.42% (F), 11/05/2025 (B)	313,000	312,827
CRC Funding LLC
4.19% (F), 12/18/2025 (B)	250,000	248,683
Glencove Funding LLC
4.32% (F), 12/01/2025 (B)	250,000	249,150
Gotham Funding Corp.
4.18% (F), 12/16/2025 (B)	275,000	273,612
GTA Funding LLC
4.38% (F), 11/20/2025 (B)	300,000	299,338
Liberty Street Funding LLC
4.32% (F), 12/02/2025 (B)	250,000	249,122
LMA-Americas LLC
4.38% (F), 11/12/2025 (B)	300,000	299,600
Mainbeach Funding LLC
4.38% (F), 12/02/2025 (B)	250,000	249,118
Mont Blanc Capital Corp.
4.39% (F), 11/17/2025 (B)	275,000	274,483
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
COMMERCIAL PAPER (continued)
Financial Services (continued)
Ranger Funding Co. LLC
4.14% (F), 03/12/2026 (B)	$ 275,000	$ 271,001
		3,496,280
Total Commercial Paper (Cost $4,566,923)		4,567,006
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bills
4.27% (F), 01/15/2026	253,000	251,067
4.31% (F), 11/28/2025	259,000	258,305
4.33% (F), 11/28/2025	200,000	199,464
Total Short-Term U.S. Government Obligations (Cost $708,574)		708,836

	Shares	Value
OTHER INVESTMENT COMPANY - 0.0% *
Securities Lending Collateral - 0.0% *
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (F)	22,733	22,733
Total Other Investment Company (Cost $22,733)		22,733

Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp.,
1.50% (F), dated 10/31/2025, to be
repurchased at $580,528 on 11/03/2025.
Collateralized by a U.S. Government
Obligation, 0.00%, due 10/29/2026, and
with a value of $592,224.
$ 580,455	$ 580,455
Total Repurchase Agreement (Cost $580,455)	580,455
Total Investments (Cost $55,857,864)	76,915,129
Net Other Assets (Liabilities) - (7.3)%	(5,234,388)
Net Assets - 100.0%	$ 71,680,741
INVESTMENT VALUATION:

Valuation Inputs (G)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$44,191,442	$—	$—	$44,191,442
Corporate Debt Securities	—	9,645,623	—	9,645,623
U.S. Government Obligations	—	7,173,910	—	7,173,910
U.S. Government Agency Obligations	—	6,923,896	—	6,923,896
Mortgage-Backed Securities	—	1,762,135	—	1,762,135
Asset-Backed Securities	—	1,224,427	—	1,224,427
Foreign Government Obligation	—	114,666	—	114,666
Commercial Paper	—	4,567,006	—	4,567,006
Short-Term U.S. Government Obligations	—	708,836	—	708,836
Other Investment Company	22,733	—	—	22,733
Repurchase Agreement	—	580,455	—	580,455
Total Investments	$44,214,175	$32,700,954	$—	$76,915,129
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)	Non-income producing security.
(B)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $9,710,278, representing 13.5% of the
Fund's net assets.

(C)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(D)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(E)
All or a portion of the security is on loan. The total value of the securities on loan is $22,282, collateralized by cash collateral of $22,733. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)	Rate disclosed reflects the yield at October 31, 2025.
(G)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $55,277,409) (including securities loaned of $22,282)	$76,334,674
Repurchase agreement, at value (cost $580,455)	580,455
Receivables and other assets:
Investments sold	136,615
When-issued, delayed-delivery, forward and TBA commitments sold	173,995
Net income from securities lending	14
Shares of beneficial interest sold	6,589
Dividends	15,532
Interest	216,365
Total assets	77,464,239
Liabilities:
Cash collateral received upon return of:
Securities on loan	22,733
Payables and other liabilities:
Investments purchased	142,490
When-issued, delayed-delivery, forward and TBA commitments purchased	5,294,069
Shares of beneficial interest redeemed	248,030
Investment management fees	21,316
Distribution and service fees	9,717
Transfer agent fees	375
Trustee and CCO fees	24
Audit and tax fees	22,000
Custody fees	10,530
Legal fees	948
Printing and shareholder reports fees	600
Registration fees	241
Other accrued expenses	10,425
Total liabilities	5,783,498
Net assets	$71,680,741
Net assets consist of:
Paid-in capital	$34,886,600
Total distributable earnings (accumulated losses)	36,794,141
Net assets	$71,680,741
Net assets by class:
Class I3	$49,023,381
Class R	22,657,360
Shares outstanding (unlimited shares, no par value):
Class I3	3,771,876
Class R	1,739,620
Net asset value per share: (A)
Class I3	$13.00
Class R	13.02

(A)	Net asset value per share for Class I3 and R shares represents offering price.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Dividend income	$567,407
Interest income	1,376,885
Net income from securities lending	514
Withholding taxes on foreign income	(877)
Total investment income	1,943,929
Expenses:
Investment management fees	362,921
Distribution and service fees:
Class R	140,532
Transfer agent fees:
Class I3	3,563
Class R	432
Trustee and CCO fees	3,299
Audit and tax fees	41,152
Custody fees	84,344
Legal fees	5,409
Printing and shareholder reports fees	3,706
Registration fees	22,113
Other	25,726
Total expenses before waiver and/or reimbursement and recapture	693,197
Expenses waived and/or reimbursed:
Class I3	(57,478)
Class R	(38,569)
Recapture of previously waived and/or reimbursed fees:
Class I3	8,646
Class R	2,904
Net expenses	608,700
Net investment income (loss)	1,335,229
Net realized gain (loss) on:
Investments	16,710,690
Futures contracts	29,303
Net realized gain (loss)	16,739,993
Net change in unrealized appreciation (depreciation) on:
Investments	(8,322,938)
Futures contracts	9,029
Net change in unrealized appreciation (depreciation)	(8,313,909)
Net realized and change in unrealized gain (loss)	8,426,084
Net increase (decrease) in net assets resulting from operations	$9,761,313
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$1,335,229	$1,863,760
Net realized gain (loss)	16,739,993	8,503,242
Net change in unrealized appreciation (depreciation)	(8,313,909)	14,593,547
Net increase (decrease) in net assets resulting from operations	9,761,313	24,960,549
Dividends and/or distributions to shareholders:
Class I3	(6,676,292)	(1,863,892)
Class R	(2,919,962)	(2,052,866)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,596,254)	(3,916,758)
Capital share transactions:
Proceeds from shares sold:
Class I3	840,416	1,499,173
Class R	756,331	2,479,737
	1,596,747	3,978,910
Dividends and/or distributions reinvested:
Class I3	6,676,292	1,863,892
Class R	2,919,962	2,052,866
	9,596,254	3,916,758
Cost of shares redeemed:
Class I3	(6,946,355)	(6,788,363)
Class R	(45,035,040)	(6,909,466)
	(51,981,395)	(13,697,829)
Net increase (decrease) in net assets resulting from capital share transactions	(40,788,394)	(5,802,161)
Net increase (decrease) in net assets	(40,623,335)	15,241,630
Net assets:
Beginning of year	112,304,076	97,062,446
End of year	$71,680,741	$112,304,076
Capital share transactions - shares:
Shares issued:
Class I3	70,450	121,015
Class R	60,663	198,489
	131,113	319,504
Shares reinvested:
Class I3	564,268	153,888
Class R	246,174	170,141
	810,442	324,029
Shares redeemed:
Class I3	(574,217)	(543,220)
Class R	(3,385,643)	(557,970)
	(3,959,860)	(1,101,190)
Net increase (decrease) in shares outstanding:
Class I3	60,501	(268,317)
Class R	(3,078,806)	(189,340)
	(3,018,305)	(457,657)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I3
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$13.16	$10.80	$10.71	$13.87	$11.62
Investment operations:
Net investment income (loss) (A)	0.24	0.24	0.22	0.16	0.13
Net realized and unrealized gain (loss)	1.42	2.60	0.55	(2.04)	2.72
Total investment operations	1.66	2.84	0.77	(1.88)	2.85
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.26)	(0.22)	(0.16)	(0.14)
Net realized gains	(1.55)	(0.22)	(0.46)	(1.12)	(0.46)
Total dividends and/or distributions to shareholders	(1.82)	(0.48)	(0.68)	(1.28)	(0.60)
Net asset value, end of year	$13.00	$13.16	$10.80	$10.71	$13.87
Total return	14.17%	26.70%	7.40%	(14.90)%	25.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$49,024	$48,855	$42,972	$44,058	$58,098
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.62%	0.59%	0.58%	0.58%
Including waiver and/or reimbursement and recapture	0.63%	0.62%	0.59%	0.58%	0.58%
Net investment income (loss) to average net assets	1.94%	1.97%	1.98%	1.32%	1.04%
Portfolio turnover rate (B)	52%	38%	34%	35%	37%

(A)	Calculated based on average number of shares outstanding.
(B)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 144%, 135%, 135%, 128% and 118%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

For a share outstanding during the years indicated:	Class R
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$13.17	$10.80	$10.71	$13.87	$11.62
Investment operations:
Net investment income (loss) (A)	0.18	0.18	0.16	0.10	0.07
Net realized and unrealized gain (loss)	1.41	2.61	0.55	(2.04)	2.72
Total investment operations	1.59	2.79	0.71	(1.94)	2.79
Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.20)	(0.16)	(0.10)	(0.08)
Net realized gains	(1.55)	(0.22)	(0.46)	(1.12)	(0.46)
Total dividends and/or distributions to shareholders	(1.74)	(0.42)	(0.62)	(1.22)	(0.54)
Net asset value, end of year	$13.02	$13.17	$10.80	$10.71	$13.87
Total return	13.51%	26.19%	6.85%	(15.34)%	24.59%
Ratio and supplemental data:
Net assets end of year (000’s)	$22,657	$63,449	$54,090	$56,015	$76,911
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.23%	1.11%	1.09%	1.07%	1.07%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.09%	1.07%	1.07%
Net investment income (loss) to average net assets	1.47%	1.49%	1.47%	0.82%	0.55%
Portfolio turnover rate (B)	52%	38%	34%	35%	37%

(A)	Calculated based on average number of shares outstanding.
(B)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 144%, 135%, 135%, 128% and 118%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Balanced II (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers two classes of shares, Class I3 and Class R.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims, if any, that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2025, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at October 31, 2025, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$22,733	$—	$—	$—	$22,733
Total Borrowings	$22,733	$—	$—	$—	$22,733
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Futures contracts: The Fund is subject to equity risk, credit risk, commodity risk, interest rate risk and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.
Open futures contracts at October 31, 2025, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2025.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$29,303	$—	$—	$29,303
Total	$—	$—	$29,303	$—	$—	$29,303

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$9,029	$—	$—	$9,029
Total	$—	$—	$9,029	$—	$—	$9,029
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2025.
Futures contracts:
Average notional value of contracts — long	$320,474
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Asset class allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset class allocation and reallocation from time to time. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. RISK FACTORS (continued)
securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. RISK FACTORS (continued)
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$71,680,741	100.00%
Investment management fees: TAM serves as the Funds investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM at an annual rate of 0.48% of daily average net assets.
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class I3	0.63%	March 1, 2026
Class R	1.10	March 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class I3	$—	$—	$48,832	$48,832
Class R	—	4,650	38,569	43,219
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$3,587	$313
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$25,495,844	$10,693,851	$65,099,892	$15,235,686
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments related to a prior year merger and a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$774,896	$(774,896)
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$54,808,771	$23,170,583	$(1,064,225)	$22,106,358
As of October 31, 2025, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$2,440,877	$—	$7,155,377	$—	$1,961,358	$—	$1,955,400	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$132,954	$—	$15,932,481	$—	$—	$(1,377,652)	$22,106,358
11. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
11. OPERATING SEGMENTS (continued)
segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Balanced II
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Balanced II (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2025, the Fund designated $550,184 of qualified dividend income.
For corporate shareholders, 33% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made a long-term capital gain designation of $7,155,377 for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Balanced II (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and each of Aegon USA Investment Management, LLC and J.P. Morgan Investment Management Inc. (each a “Sub-Adviser” and collectively the “Sub-Advisers”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class R Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on September 15, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Balanced, effective as of that date in place of its own historical performance record. The Trustees also noted recent changes in the portfolio management team at Aegon USA Investment Management, LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Balanced II

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and J.P. Morgan, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, for J.P. Morgan, the Board focused on the profitability of TAM and its affiliates with respect to the Fund. With respect to Aegon USA Investment Management, LLC (“AUIM”), the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and AUIM in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees noted that the Fund’s management fee schedule does not contain breakpoints and determined that, based on all of the information provided, breakpoints were not warranted at this time. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that each Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Advisers from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by J.P. Morgan is generally appropriate and in the best interests of the Fund. The Board also noted that J.P. Morgan participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886773 TA BAL II 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Bond
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Bond

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Principal	Value
CORPORATE DEBT SECURITIES - 42.9%
Aerospace & Defense - 1.0%
Boeing Co.
5.81%, 05/01/2050	$ 2,317,000	$ 2,301,260
5.93%, 05/01/2060	3,136,000	3,117,343
6.53%, 05/01/2034	3,612,000	3,996,570
6.86%, 05/01/2054	2,005,000	2,282,105
General Electric Co.
4.30%, 07/29/2030	2,873,000	2,894,666
4.50%, 03/11/2044	3,922,000	3,577,548
5.88%, 01/14/2038	1,446,000	1,580,002
HEICO Corp.
5.35%, 08/01/2033	4,621,000	4,807,248
		24,556,742
Automobile Components - 0.2%
Aptiv Swiss Holdings Ltd.
3.25%, 03/01/2032 (A)	1,867,000	1,727,001
ZF North America Capital, Inc.
6.88%, 04/23/2032 (B)	2,236,000	2,040,888
		3,767,889
Automobiles - 0.8%
Ford Motor Credit Co. LLC
6.95%, 06/10/2026	4,469,000	4,526,173
General Motors Co.
5.35%, 04/15/2028	806,000	825,423
6.25%, 10/02/2043	2,887,000	2,949,758
Hyundai Capital America
5.40%, 06/23/2032 (B)	6,062,000	6,267,404
Volkswagen Group of America Finance LLC
4.85%, 09/11/2030 (B)	3,524,000	3,548,820
		18,117,578
Banks - 6.5%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (C), 03/14/2028	2,800,000	2,844,897
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (C), 03/11/2032	3,181,000	2,908,548
Fixed until 05/09/2035, 5.46% (C), 05/09/2036	7,396,000	7,737,592
Fixed until 09/15/2028, 5.82% (C), 09/15/2029	8,985,000	9,377,532
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (C), 07/21/2039	1,453,000	1,518,340
Barclays PLC
Fixed until 02/25/2035, 5.79% (C), 02/25/2036	1,516,000	1,585,479
Fixed until 11/02/2025, 7.33% (C), 11/02/2026	7,197,000	7,197,000
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero
Fixed until 09/13/2029, 5.88% (C), 09/13/2034 (B)	4,265,000	4,264,167
BNP Paribas SA
Fixed until 11/17/2027 (D), 9.25% (B)(C)	6,095,000	6,486,031
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
CaixaBank SA
Fixed until 09/13/2033, 6.84% (C), 09/13/2034 (B)	$ 1,754,000	$ 1,956,016
Canadian Imperial Bank of Commerce
Fixed until 01/13/2030, 5.25% (C), 01/13/2031	3,080,000	3,178,919
Citigroup, Inc.
Fixed until 05/25/2033, 6.17% (C), 05/25/2034	1,849,000	1,963,637
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (C), 10/21/2032	5,960,000	5,361,268
Fixed until 10/21/2035, 4.94% (C), 10/21/2036	3,723,000	3,704,818
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (B)	3,791,000	4,477,759
JPMorgan Chase & Co.
Fixed until 10/22/2035, 4.81% (C), 10/22/2036	1,992,000	1,985,644
Fixed until 01/23/2029, 5.01% (C), 01/23/2030	8,726,000	8,938,160
Fixed until 07/23/2035, 5.58% (C), 07/23/2036	4,904,000	5,084,786
Fixed until 04/22/2034, 5.77% (C), 04/22/2035	1,568,000	1,672,246
Fixed until 10/23/2028, 6.09% (C), 10/23/2029	1,722,000	1,814,823
M&T Bank Corp.
Fixed until 07/08/2030, 5.18% (C), 07/08/2031	3,990,000	4,076,906
Fixed until 01/16/2035, 5.39% (C), 01/16/2036	1,809,000	1,832,365
Fixed until 10/30/2028, 7.41% (C), 10/30/2029	1,872,000	2,026,566
Morgan Stanley
Fixed until 10/22/2035, 4.89% (C), 10/22/2036	2,203,000	2,190,885
Fixed until 07/19/2034, 5.32% (C), 07/19/2035	3,460,000	3,558,349
Fixed until 01/18/2034, 5.47% (C), 01/18/2035	4,782,000	4,973,589
Fixed until 04/18/2029, 5.66% (C), 04/18/2030	8,830,000	9,211,118
NatWest Group PLC
Fixed until 03/01/2034, 5.78% (C), 03/01/2035	6,487,000	6,865,205
PNC Financial Services Group, Inc.
Fixed until 07/21/2035, 5.37% (C), 07/21/2036	2,426,000	2,492,121
Fixed until 08/18/2033, 5.94% (C), 08/18/2034	3,678,000	3,946,703
State Street Corp.
Fixed until 10/23/2035, 4.78% (C), 10/23/2036	1,997,000	1,988,894
UBS Group AG
Fixed until 09/23/2030, 4.40% (C), 09/23/2031 (B)	3,042,000	3,030,995
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
UBS Group AG (continued)
Fixed until 05/09/2035, 5.58% (C), 05/09/2036 (B)	$ 7,015,000	$ 7,320,883
Fixed until 11/13/2028 (D), 9.25% (B)(C)	3,524,000	3,840,085
Uzbek Industrial & Construction Bank ATB
8.95%, 07/24/2029 (B)	5,250,000	5,676,157
Wells Fargo & Co.
Fixed until 01/24/2030, 5.24% (C), 01/24/2031	4,306,000	4,456,632
Fixed until 04/23/2035, 5.61% (C), 04/23/2036	4,797,000	5,041,017
		156,586,132
Beverages - 0.4%
Constellation Brands, Inc.
4.95%, 11/01/2035	2,934,000	2,888,234
Primo Water Holdings, Inc./Triton Water Holdings, Inc.
4.38%, 04/30/2029 (B)	6,397,000	6,221,013
		9,109,247
Biotechnology - 0.8%
Amgen, Inc.
2.80%, 08/15/2041	2,919,000	2,152,652
5.60%, 03/02/2043	2,264,000	2,298,303
CSL Finance PLC
4.63%, 04/27/2042 (B)	4,446,000	4,076,948
Gilead Sciences, Inc.
5.10%, 06/15/2035	4,043,000	4,165,047
Royalty Pharma PLC
2.20%, 09/02/2030	4,009,000	3,615,334
5.20%, 09/25/2035	2,403,000	2,407,407
		18,715,691
Building Products - 0.6%
Amrize Finance U.S. LLC
4.75%, 09/22/2046 (B)	1,003,000	892,886
5.40%, 04/07/2035 (B)	2,567,000	2,650,777
Builders FirstSource, Inc.
6.38%, 06/15/2032 (B)	2,260,000	2,342,167
Carlisle Cos., Inc.
5.25%, 09/15/2035	1,546,000	1,572,817
Owens Corning
4.30%, 07/15/2047	3,797,000	3,156,850
Vulcan Materials Co.
5.35%, 12/01/2034	3,112,000	3,218,039
		13,833,536
Capital Markets - 0.1%
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (B)	3,511,000	3,476,275
Chemicals - 0.8%
ASP Unifrax Holdings, Inc.
PIK Rate 1.50%, Cash Rate 5.85%, 09/30/2029 (B)(E)	514,886	189,415
Mosaic Co.
4.05%, 11/15/2027	1,464,000	1,460,360
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Nutrien Ltd.
4.20%, 04/01/2029	$ 3,845,000	$ 3,841,494
OCP SA
6.75%, 05/02/2034 (B)	2,141,000	2,325,144
Olympus Water U.S. Holding Corp.
7.25%, 02/15/2033 (B)	7,101,000	7,068,118
Orbia Advance Corp. SAB de CV
6.80%, 05/13/2030 (B)	3,687,000	3,684,576
		18,569,107
Commercial Services & Supplies - 1.6%
ADT Security Corp.
4.13%, 08/01/2029 (B)	5,252,000	5,085,993
Ashtead Capital, Inc.
5.55%, 05/30/2033 (B)	3,549,000	3,655,487
Element Fleet Management Corp.
5.04%, 03/25/2030 (B)	6,758,000	6,902,687
GXO Logistics, Inc.
2.65%, 07/15/2031	7,187,000	6,415,783
6.50%, 05/06/2034	2,249,000	2,413,746
Herc Holdings, Inc.
7.00%, 06/15/2030 (B)	4,458,000	4,666,095
Quanta Services, Inc.
2.90%, 10/01/2030	2,166,000	2,025,704
5.25%, 08/09/2034	1,757,000	1,807,733
Veralto Corp.
5.45%, 09/18/2033	2,694,000	2,821,992
Waste Management, Inc.
3.88%, 01/15/2029	2,587,000	2,571,479
		38,366,699
Communications Equipment - 1.1%
CommScope LLC
4.75%, 09/01/2029 (B)	4,218,000	4,204,857
NTT Finance Corp.
4.62%, 07/16/2028 (B)	2,711,000	2,740,994
T-Mobile USA, Inc.
3.50%, 04/15/2031	2,994,000	2,846,889
3.88%, 04/15/2030	1,503,000	1,472,187
4.95%, 11/15/2035	5,503,000	5,464,710
Verizon Communications, Inc.
1.68%, 10/30/2030	3,689,000	3,250,334
1.75%, 01/20/2031	3,098,000	2,708,188
2.10%, 03/22/2028	2,450,000	2,340,611
Vmed O2 U.K. Financing I PLC
4.75%, 07/15/2031 (B)	2,500,000	2,313,740
		27,342,510
Construction & Engineering - 0.4%
Century Communities, Inc.
3.88%, 08/15/2029 (B)	2,383,000	2,234,509
6.63%, 09/15/2033 (B)	1,056,000	1,052,869
IHS Netherlands Holdco BV
8.00%, 09/18/2027 (B)	1,357,764	1,358,362
Sitios Latinoamerica SAB de CV
6.00%, 11/25/2029 (B)	5,297,000	5,472,172
		10,117,912
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Staples Distribution & Retail - 0.5%
7-Eleven, Inc.
1.80%, 02/10/2031 (B)	$ 6,064,000	$ 5,280,515
InRetail Consumer
3.25%, 03/22/2028 (B)	3,042,000	2,965,343
Lowe's Cos., Inc.
3.75%, 04/01/2032	5,027,000	4,797,072
		13,042,930
Containers & Packaging - 0.4%
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (B)	3,895,000	3,910,560
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2027 (B)	2,309,000	2,315,066
WRKCo, Inc.
3.90%, 06/01/2028	3,383,000	3,352,418
		9,578,044
Distributors - 0.1%
LKQ Corp.
6.25%, 06/15/2033 (A)	1,703,000	1,816,585
Diversified REITs - 0.9%
GLP Capital LP/GLP Financing II, Inc.
5.25%, 02/15/2033	4,376,000	4,373,353
Safehold GL Holdings LLC
6.10%, 04/01/2034	4,090,000	4,313,613
SBA Tower Trust
1.63%, 05/15/2051 (B)	3,250,000	3,158,133
VICI Properties LP
4.95%, 02/15/2030	4,032,000	4,075,323
Weyerhaeuser Co.
4.00%, 04/15/2030	3,472,000	3,423,158
WP Carey, Inc.
5.38%, 06/30/2034	3,127,000	3,210,882
		22,554,462
Electric Utilities - 1.8%
Black Hills Corp.
3.15%, 01/15/2027	2,146,000	2,119,910
4.55%, 01/31/2031	1,854,000	1,850,216
Calpine Corp.
3.75%, 03/01/2031 (B)	6,168,000	5,920,976
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (B)	3,930,548	4,043,747
Cleveland Electric Illuminating Co.
3.50%, 04/01/2028 (B)	5,099,000	5,015,060
Duke Energy Corp.
4.95%, 09/15/2035	5,622,000	5,590,021
5.00%, 12/08/2027	1,288,000	1,310,027
Investment Energy Resources Ltd.
6.25%, 04/26/2029 (B)	1,200,000	1,194,221
NRG Energy, Inc.
3.38%, 02/15/2029 (B)	598,000	568,672
3.63%, 02/15/2031 (B)	854,000	797,197
6.00%, 02/01/2033 (B)	617,000	629,391
Pacific Gas & Electric Co.
2.50%, 02/01/2031	2,244,000	2,008,503
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Southern Power Co.
4.25%, 10/01/2030	$ 1,781,000	$ 1,770,703
4.90%, 10/01/2035	2,402,000	2,376,482
Vistra Operations Co. LLC
5.25%, 10/15/2035 (B)	3,530,000	3,506,311
6.88%, 04/15/2032 (B)	2,201,000	2,311,801
VoltaGrid LLC
7.38%, 11/01/2030 (B)(F)	1,113,000	1,131,979
		42,145,217
Electronic Equipment, Instruments & Components - 0.5%
Arrow Electronics, Inc.
5.88%, 04/10/2034	1,674,000	1,749,641
Keysight Technologies, Inc.
4.95%, 10/15/2034	1,680,000	1,694,148
Sensata Technologies, Inc.
4.38%, 02/15/2030 (B)	2,676,000	2,580,458
Tyco Electronics Group SA
5.00%, 05/09/2035	4,750,000	4,813,864
		10,838,111
Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (B)	1,841,000	1,836,686
Financial Services - 2.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	3,793,000	3,794,400
4.95%, 09/10/2034	2,097,000	2,087,611
Ally Financial, Inc.
Fixed until 05/15/2028, 5.74% (C), 05/15/2029	1,129,000	1,151,734
American Express Co.
Fixed until 04/25/2029, 5.53% (C), 04/25/2030	3,701,000	3,862,572
Aviation Capital Group LLC
1.95%, 01/30/2026 (B)	2,035,000	2,022,072
3.50%, 11/01/2027 (B)	1,598,000	1,569,473
Avolon Holdings Funding Ltd.
5.75%, 11/15/2029 (B)	5,581,000	5,786,560
Blackstone Reg Finance Co. LLC
4.95%, 02/15/2036 (F)	1,836,000	1,822,476
Capital One Financial Corp.
Fixed until 09/11/2035, 5.20% (C), 09/11/2036	5,581,000	5,543,964
Fixed until 07/26/2034, 5.88% (C), 07/26/2035	6,106,000	6,393,845
Fixed until 01/30/2035, 6.18% (C), 01/30/2036	1,067,000	1,111,986
Citadel Finance LLC
5.90%, 02/10/2030 (B)	4,657,000	4,704,336
LPL Holdings, Inc.
4.00%, 03/15/2029 (B)	2,937,000	2,868,561
5.70%, 05/20/2027	1,901,000	1,936,915
Mexico Remittances Funding Fiduciary Estate Management SARL
12.50%, 10/15/2031 (B)	6,194,000	6,441,760
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Rocket Cos., Inc.
6.38%, 08/01/2033 (B)	$ 3,180,000	$ 3,312,701
United Wholesale Mortgage LLC
5.50%, 11/15/2025 (B)	4,725,000	4,724,919
UWM Holdings LLC
6.25%, 03/15/2031 (B)	5,243,000	5,233,568
		64,369,453
Food Products - 2.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
4.63%, 01/15/2027 (B)	4,995,000	4,984,580
6.25%, 03/15/2033 (B)	561,000	576,672
BAT Capital Corp.
4.63%, 03/22/2033	3,355,000	3,314,507
5.63%, 08/15/2035	5,675,000	5,895,259
Bunge Ltd. Finance Corp.
5.15%, 08/04/2035	5,475,000	5,547,146
Cargill, Inc.
5.13%, 02/11/2035 (B)	3,579,000	3,681,794
Imperial Brands Finance PLC
5.63%, 07/01/2035 (B)	4,775,000	4,873,549
J.M. Smucker Co.
6.50%, 11/15/2043	2,566,000	2,790,649
JBS USA Holding LUX SARL/JBS USA Foods Group Holdings, Inc./JBS USA Food Co.
5.50%, 01/15/2036 (B)	6,061,000	6,141,733
Kroger Co.
5.00%, 09/15/2034	3,165,000	3,190,910
Philip Morris International, Inc.
4.25%, 11/10/2044	4,025,000	3,455,253
4.63%, 10/29/2035	2,234,000	2,178,665
Pilgrim's Pride Corp.
6.88%, 05/15/2034	2,899,000	3,209,781
Sysco Corp.
5.40%, 03/23/2035	2,545,000	2,632,901
		52,473,399
Health Care Equipment & Supplies - 0.3%
Alcon Finance Corp.
5.75%, 12/06/2052 (B)	739,000	760,046
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	2,774,000	2,830,547
5.50%, 06/15/2035	2,159,000	2,237,496
Medline Borrower LP
3.88%, 04/01/2029 (B)	1,483,000	1,440,447
5.25%, 10/01/2029 (B)	489,000	487,139
		7,755,675
Health Care Providers & Services - 1.5%
Centene Corp.
3.38%, 02/15/2030	4,221,000	3,882,965
Charles River Laboratories International, Inc.
4.00%, 03/15/2031 (B)	1,839,000	1,733,722
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030 (B)	1,927,000	1,806,326
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Cigna Group
2.40%, 03/15/2030	$ 2,791,000	$ 2,581,004
5.25%, 01/15/2036	3,989,000	4,051,768
Elevance Health, Inc.
5.70%, 09/15/2055	2,650,000	2,636,146
HCA, Inc.
4.90%, 11/15/2035	4,587,000	4,532,489
6.00%, 04/01/2054	3,003,000	3,044,223
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (B)	1,457,000	1,439,326
Laboratory Corp. of America Holdings
2.95%, 12/01/2029	1,797,000	1,708,033
4.80%, 10/01/2034	4,308,000	4,270,054
Tenet Healthcare Corp.
5.13%, 11/01/2027	2,510,000	2,507,204
UnitedHealth Group, Inc.
5.15%, 07/15/2034	2,890,000	2,970,229
		37,163,489
Health Care REITs - 0.2%
Healthpeak OP LLC
4.75%, 01/15/2033	5,640,000	5,609,184
Hotels, Restaurants & Leisure - 1.2%
Boyne USA, Inc.
4.75%, 05/15/2029 (B)	999,000	979,634
Carnival Corp.
5.75%, 08/01/2032 (B)	1,877,000	1,928,210
6.13%, 02/15/2033 (B)	2,588,000	2,668,667
Hilton Domestic Operating Co., Inc.
3.75%, 05/01/2029 (B)	4,057,000	3,924,162
Hyatt Hotels Corp.
5.25%, 06/30/2029	2,990,000	3,074,963
Light & Wonder International, Inc.
7.25%, 11/15/2029 (B)	796,000	816,631
Marriott International, Inc.
2.75%, 10/15/2033	2,529,000	2,197,213
MGM Resorts International
4.75%, 10/15/2028 (A)	2,761,000	2,742,447
6.13%, 09/15/2029	3,543,000	3,607,146
Royal Caribbean Cruises Ltd.
5.38%, 01/15/2036	3,723,000	3,748,234
Viking Cruises Ltd.
5.88%, 10/15/2033 (B)	2,666,000	2,710,166
		28,397,473
Household Durables - 0.1%
Newell Brands, Inc.
6.38%, 05/15/2030 (A)	1,664,000	1,580,800
Whirlpool Corp.
6.13%, 06/15/2030	1,471,000	1,456,550
		3,037,350
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 2.4%
Allstate Corp.
5.05%, 06/24/2029	$ 6,194,000	$ 6,372,413
5.25%, 03/30/2033	1,943,000	2,015,729
American International Group, Inc.
5.45%, 05/07/2035	1,820,000	1,893,137
Aon North America, Inc.
5.45%, 03/01/2034	2,516,000	2,621,394
5.75%, 03/01/2054	3,770,000	3,807,369
AXA SA
8.60%, 12/15/2030	5,184,000	6,128,128
Brown & Brown, Inc.
5.25%, 06/23/2032	1,245,000	1,275,159
5.55%, 06/23/2035	4,804,000	4,944,500
Cloverie PLC for Zurich Insurance Co. Ltd.
Fixed until 06/24/2026, 5.63% (C), 06/24/2046 (G)	6,682,000	6,725,577
Constellation Insurance, Inc.
6.80%, 01/24/2030 (B)	8,154,000	8,247,047
Corebridge Financial, Inc.
5.75%, 01/15/2034	2,219,000	2,323,133
Fortitude Group Holdings LLC
6.25%, 04/01/2030 (B)	1,778,000	1,846,404
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (C), 05/23/2042 (B)	2,200,000	2,306,519
RenaissanceRe Holdings Ltd.
5.80%, 04/01/2035	964,000	1,009,614
RGA Global Funding
5.05%, 12/06/2031 (B)	6,123,000	6,241,279
		57,757,402
Internet & Catalog Retail - 0.6%
AppLovin Corp.
5.50%, 12/01/2034	3,809,000	3,912,303
Expedia Group, Inc.
5.40%, 02/15/2035	4,986,000	5,111,824
Meta Platforms, Inc.
4.20%, 11/15/2030 (F)	4,532,000	4,527,285
Uber Technologies, Inc.
4.80%, 09/15/2034	1,767,000	1,767,325
		15,318,737
IT Services - 0.6%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	583,000	555,500
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	4,856,000	4,778,767
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	4,779,000	4,728,587
NCR Voyix Corp.
5.00%, 10/01/2028 (B)	695,000	688,258
5.13%, 04/15/2029 (B)	584,000	577,944
Seagate Data Storage Technology Pte. Ltd.
4.09%, 06/01/2029 (B)	2,798,000	2,721,974
		14,051,030
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Machinery - 0.4%
Eaton Capital ULC
4.45%, 05/09/2030	$ 1,955,000	$ 1,973,141
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	5,843,000	5,494,524
Ingersoll Rand, Inc.
5.45%, 06/15/2034	2,846,000	2,963,596
		10,431,261
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
5.13%, 07/01/2049	3,926,000	3,165,174
Clear Channel Outdoor Holdings, Inc.
7.50%, 06/01/2029 (A)(B)	1,392,000	1,365,897
Comcast Corp.
4.15%, 10/15/2028	5,240,000	5,248,204
CSC Holdings LLC
4.50%, 11/15/2031 (B)	2,454,000	1,503,206
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (B)	2,800,000	2,602,280
5.50%, 05/15/2029 (B)	5,224,000	5,128,038
		19,012,799
Metals & Mining - 0.4%
ArcelorMittal SA
6.55%, 11/29/2027	4,541,000	4,722,233
Glencore Funding LLC
2.63%, 09/23/2031 (B)	4,557,000	4,093,494
Novelis Corp.
3.88%, 08/15/2031 (B)	236,000	216,252
		9,031,979
Mortgage Real Estate Investment Trusts - 0.5%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.
4.25%, 02/01/2027 (B)	8,155,000	8,072,900
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (B)	1,665,000	1,700,476
6.50%, 07/01/2030 (B)	3,184,000	3,311,532
		13,084,908
Office REITs - 0.1%
Boston Properties LP
5.75%, 01/15/2035	2,766,000	2,828,441
Oil, Gas & Consumable Fuels - 4.0%
Cheniere Energy Partners LP
4.00%, 03/01/2031	5,421,000	5,234,094
4.50%, 10/01/2029	2,900,000	2,900,978
5.95%, 06/30/2033	1,891,000	1,995,638
Diamondback Energy, Inc.
5.15%, 01/30/2030	4,729,000	4,852,802
Ecopetrol SA
7.75%, 02/01/2032	2,195,000	2,268,126
8.38%, 01/19/2036	2,500,000	2,590,765
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc.
4.90%, 06/20/2030	$ 1,751,000	$ 1,791,375
5.63%, 04/05/2034	5,168,000	5,393,776
Energy Transfer LP
6.00%, 06/15/2048	4,879,000	4,761,767
EQT Corp.
6.38%, 04/01/2029	1,161,000	1,199,711
Expand Energy Corp.
5.38%, 03/15/2030	1,472,000	1,493,704
Exxon Mobil Corp.
3.04%, 03/01/2026	2,580,000	2,571,858
Genesis Energy LP/Genesis Energy Finance Corp.
8.00%, 05/15/2033	4,187,000	4,324,375
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (B)	1,920,000	2,019,938
Gulfstream Natural Gas System LLC
5.60%, 07/23/2035 (B)	2,014,000	2,062,625
Hess Midstream Operations LP
6.50%, 06/01/2029 (B)	1,934,000	2,004,017
Murphy Oil Corp.
6.00%, 10/01/2032 (A)	2,493,000	2,456,977
NuStar Logistics LP
5.63%, 04/28/2027	3,036,000	3,061,857
6.00%, 06/01/2026	350,000	351,194
Occidental Petroleum Corp.
5.20%, 08/01/2029	3,143,000	3,208,748
ONEOK, Inc.
6.10%, 11/15/2032	4,665,000	4,990,853
Petroleos Mexicanos
6.50%, 01/23/2029	3,507,000	3,584,855
6.84%, 01/23/2030	2,838,000	2,913,105
Repsol E&P Capital Markets U.S. LLC
5.98%, 09/16/2035 (B)	4,491,000	4,569,835
Sabine Pass Liquefaction LLC
5.90%, 09/15/2037	2,709,078	2,837,892
Sunoco LP
5.63%, 03/15/2031 (B)	749,000	749,483
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/2032	2,740,000	2,594,001
Venture Global LNG, Inc.
9.50%, 02/01/2029 (B)	4,963,000	5,341,493
Venture Global Plaquemines LNG LLC
6.75%, 01/15/2036 (B)	2,210,000	2,340,635
7.50%, 05/01/2033 (B)	2,615,000	2,875,713
Vital Energy, Inc.
7.75%, 07/31/2029 (B)	2,937,000	2,887,475
Western Midstream Operating LP
6.15%, 04/01/2033	3,673,000	3,869,914
YPF SA
9.50%, 01/17/2031 (B)	1,063,000	1,121,041
		97,220,620
Paper & Forest Products - 0.1%
Georgia-Pacific LLC
4.95%, 06/30/2032 (B)	2,457,000	2,519,062
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Passenger Airlines - 0.5%
American Airlines Pass-Through Trust
3.15%, 08/15/2033	$ 1,280,361	$ 1,201,580
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.75%, 10/20/2028 (B)	4,280,000	4,309,454
Southwest Airlines Co.
4.38%, 11/15/2028 (F)	4,921,000	4,909,480
United Airlines Pass-Through Trust
3.75%, 03/03/2028	975,238	969,139
		11,389,653
Pharmaceuticals - 1.6%
Bausch Health Cos., Inc.
5.00%, 02/15/2029 (B)	970,000	754,975
5.25%, 01/30/2030 - 02/15/2031 (B)	3,724,000	2,666,807
6.25%, 02/15/2029 (A)(B)	520,000	426,400
7.00%, 01/15/2028 (B)	617,000	567,245
Bayer U.S. Finance II LLC
4.20%, 07/15/2034 (B)	2,805,000	2,605,778
4.38%, 12/15/2028 (B)	1,757,000	1,750,842
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	1,539,000	1,527,760
Cardinal Health, Inc.
5.45%, 02/15/2034	2,368,000	2,463,457
CVS Health Corp.
5.45%, 09/15/2035	4,506,000	4,601,057
6.00%, 06/01/2044	2,984,000	3,022,401
Fixed until 12/10/2029, 7.00% (C), 03/10/2055	4,579,000	4,811,068
Merck & Co., Inc.
5.00%, 05/17/2053	1,472,000	1,385,326
Organon & Co./Organon Foreign Debt Co- Issuer BV
6.75%, 05/15/2034 (B)	1,876,000	1,680,755
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	2,735,000	2,655,491
Takeda U.S. Financing, Inc.
5.20%, 07/07/2035	4,298,000	4,373,136
Viatris, Inc.
2.30%, 06/22/2027	2,254,000	2,168,378
		37,460,876
Residential REITs - 0.2%
American Homes 4 Rent LP
5.50%, 02/01/2034	5,199,000	5,368,324
Retail REITs - 0.2%
NNN REIT, Inc.
4.60%, 02/15/2031	5,722,000	5,746,179
Semiconductors & Semiconductor Equipment - 1.5%
Broadcom, Inc.
3.14%, 11/15/2035 (B)	5,567,000	4,824,978
Foundry JV Holdco LLC
5.88%, 01/25/2034 (B)	4,081,000	4,213,595
5.90%, 01/25/2033 (B)	3,633,000	3,824,118
Intel Corp.
4.80%, 10/01/2041	3,452,000	3,110,514
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
Kioxia Holdings Corp.
6.63%, 07/24/2033 (B)	$ 5,797,000	$ 6,046,899
Microchip Technology, Inc.
5.05%, 03/15/2029	3,599,000	3,668,946
Micron Technology, Inc.
5.30%, 01/15/2031	4,668,000	4,825,176
NXP BV/NXP Funding LLC/NXP USA, Inc.
5.25%, 08/19/2035	5,235,000	5,282,446
QUALCOMM, Inc.
3.25%, 05/20/2050	1,513,000	1,069,718
		36,866,390
Software - 1.1%
Cadence Design Systems, Inc.
4.70%, 09/10/2034	2,285,000	2,290,868
Ellucian Holdings, Inc.
6.50%, 12/01/2029 (B)	1,059,000	1,071,779
Fair Isaac Corp.
6.00%, 05/15/2033 (B)	1,527,000	1,554,327
Fiserv, Inc.
5.45%, 03/02/2028	3,450,000	3,515,639
Intuit, Inc.
5.50%, 09/15/2053	1,261,000	1,266,473
Oracle Corp.
5.88%, 09/26/2045	2,955,000	2,845,209
5.95%, 09/26/2055	2,963,000	2,809,204
6.90%, 11/09/2052	2,909,000	3,101,756
Roper Technologies, Inc.
4.90%, 10/15/2034	3,267,000	3,260,364
Synopsys, Inc.
5.15%, 04/01/2035	2,408,000	2,446,072
5.70%, 04/01/2055	1,725,000	1,742,698
		25,904,389
Specialized REITs - 0.4%
Extra Space Storage LP
5.40%, 06/15/2035	4,629,000	4,737,642
Iron Mountain, Inc.
5.25%, 03/15/2028 (B)	5,152,000	5,149,318
		9,886,960
Transportation Infrastructure - 0.7%
Avolon Holdings Funding Ltd.
4.90%, 10/10/2030 (B)	4,731,000	4,753,425
Canadian Pacific Railway Co.
2.45%, 12/02/2031	7,926,000	7,071,796
MV24 Capital BV
6.75%, 06/01/2034 (B)	2,764,508	2,736,123
United Parcel Service, Inc.
5.25%, 05/14/2035	2,418,000	2,507,516
		17,068,860
Total Corporate Debt Securities (Cost $1,021,500,743)		1,034,125,246
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 24.0%
U.S. Treasury - 23.4%
U.S. Treasury Bonds
1.25%, 05/15/2050	$ 56,572,000	$ 28,109,212
1.38%, 11/15/2040	28,979,000	19,091,048
1.88%, 11/15/2051	9,652,000	5,524,639
2.00%, 02/15/2050	20,949,000	12,672,508
2.25%, 05/15/2041 - 08/15/2046	41,069,000	29,807,848
2.38%, 02/15/2042	35,044,000	26,198,128
2.50%, 02/15/2045 - 05/15/2046	22,103,000	15,899,430
2.75%, 08/15/2042 - 11/15/2047	49,414,000	37,568,539
2.88%, 08/15/2045 - 05/15/2049	16,144,000	12,151,213
3.00%, 08/15/2048	5,566,000	4,228,855
3.25%, 05/15/2042	2,636,000	2,233,701
3.50%, 02/15/2039	24,995,000	23,001,258
3.63%, 05/15/2053	5,009,000	4,177,623
3.88%, 02/15/2043	2,143,000	1,961,515
4.13%, 08/15/2044 - 08/15/2053	11,097,000	10,299,575
4.25%, 05/15/2039 - 08/15/2054	35,697,000	34,105,072
4.50%, 02/15/2044 - 11/15/2054	26,767,000	26,329,492
4.63%, 05/15/2044 - 02/15/2055	27,345,000	27,279,432
4.75%, 11/15/2043 - 05/15/2055	44,299,800	45,018,737
U.S. Treasury Bonds, Principal Only STRIPS
08/15/2052	9,642,000	2,696,843
U.S. Treasury Notes
1.25%, 08/15/2031	8,622,000	7,492,046
1.38%, 11/15/2031	10,570,000	9,190,119
1.63%, 05/15/2031	5,604,000	5,010,107
1.88%, 02/15/2032	14,399,400	12,832,903
2.75%, 08/15/2032	19,707,500	18,388,021
2.88%, 05/15/2032	30,124,000	28,420,111
3.38%, 05/15/2033	6,995,300	6,744,180
3.63%, 08/31/2029	1,350,000	1,348,365
3.75%, 12/31/2030 - 08/31/2031	10,316,000	10,298,705
3.88%, 04/30/2030 - 08/15/2034	16,801,000	16,857,070
4.00%, 07/31/2032	10,627,000	10,703,797
4.13%, 02/28/2027 - 11/15/2032	43,474,200	44,088,991
4.25%, 02/28/2031 - 08/15/2035	22,246,200	22,663,910
4.50%, 11/15/2033	2,124,000	2,201,991
		564,594,984
U.S. Treasury Inflation-Protected Securities - 0.6%
U.S. Treasury Inflation-Protected Indexed Bonds
1.50%, 02/15/2053	11,296,867	9,156,627
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	6,035,644	5,726,919
		14,883,546
Total U.S. Government Obligations (Cost $613,616,758)		579,478,530
ASSET-BACKED SECURITIES - 11.6%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (B)	318,876	320,571
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Accelerated LLC
Series 2021-1H, Class B, 1.90%, 10/20/2040 (B)	$ 1,284,189	$ 1,201,266
Series 2021-1H, Class D, 3.58%, 10/20/2040 (B)	769,114	708,884
Anchorage Capital CLO 25 Ltd.
Series 2022-25A, Class C, 3-Month Term SOFR + 2.35%, 6.23% (C), 04/20/2035 (B)	4,400,000	4,402,548
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/2046 (B)	863,732	796,050
Avis Budget Rental Car Funding AESOP LLC
Series 2023-7A, Class A, 5.90%, 08/21/2028 (B)	4,255,000	4,361,703
Series 2024-1A, Class A, 5.36%, 06/20/2030 (B)	6,610,000	6,814,060
Battalion CLO XXI Ltd.
Series 2021-21A, Class AR, 3-Month Term SOFR + 1.15%, 5.05% (C), 07/15/2034 (B)	3,675,000	3,675,000
BXG Receivables Note Trust
Series 2020-A, Class A, 1.55%, 02/28/2036 (B)	387,787	376,037
Series 2023-A, Class A, 5.77%, 11/15/2038 (B)	1,655,179	1,686,379
Capital Automotive REIT
Series 2024-3A, Class A1, 4.40%, 10/15/2054 (B)	11,164,300	10,892,141
CARS-DB5 LP
Series 2021-1A, Class A3, 1.92%, 08/15/2051 (B)	4,062,492	3,944,895
CARS-DB7 LP
Series 2023-1A, Class A1, 5.75%, 09/15/2053 (B)	3,748,333	3,772,949
DataBank Issuer LLC
Series 2021-1A, Class A2, 2.06%, 02/27/2051 (B)	4,727,000	4,683,222
Diameter Capital CLO 1 Ltd.
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.39%, 5.29% (C), 10/15/2037 (B)	3,250,000	3,255,811
Diamond Infrastructure Funding LLC
Series 2021-1A, Class A, 1.76%, 04/15/2049 (B)	3,375,000	3,250,675
Drive Auto Receivables Trust
Series 2024-1, Class C, 5.43%, 11/17/2031	8,500,000	8,603,486
Series 2024-2, Class C, 4.67%, 05/17/2032	5,700,000	5,707,233
Dryden 80 CLO Ltd.
Series 2019-80A, Class ARR, 3-Month Term SOFR + 0.95%, 4.83% (C), 01/17/2033 (B)	3,059,958	3,060,062
First National Master Note Trust
Series 2023-1, Class A, 5.13%, 04/15/2029	14,450,000	14,513,029
	Principal	Value
ASSET-BACKED SECURITIES (continued)
GSAA Home Equity Trust
Series 2006-1, Class A3, 1-Month Term SOFR + 0.77%, 4.77% (C), 01/25/2036	$ 826,827	$ 338,514
Hertz Vehicle Financing III LLC
Series 2023-3A, Class A, 5.94%, 02/25/2028 (B)	6,630,000	6,739,630
Hertz Vehicle Financing III LP
Series 2021-2A, Class B, 2.12%, 12/27/2027 (B)	6,890,000	6,718,589
Hilton Grand Vacations Trust
Series 2023-1A, Class A, 5.72%, 01/25/2038 (B)	1,208,808	1,234,837
Series 2024-1B, Class B, 5.99%, 09/15/2039 (B)	539,650	547,827
Series 2024-1B, Class C, 6.62%, 09/15/2039 (B)	327,785	335,482
Series 2024-2A, Class A, 5.50%, 03/25/2038 (B)	2,081,298	2,123,406
Series 2024-3A, Class A, 4.98%, 08/27/2040 (B)	5,933,366	5,993,327
Series 2024-3A, Class C, 5.71%, 08/27/2040 (B)	3,790,762	3,837,450
Series 2025-2A, Class A, 4.54%, 05/25/2044 (B)	5,046,418	5,059,650
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (B)	1,169,145	1,189,727
Series 2024-A, Class B, 5.84%, 03/15/2043 (B)	1,343,274	1,364,894
Series 2024-A, Class C, 6.32%, 03/15/2043 (B)	1,497,501	1,519,506
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 5.35% (C), 10/20/2034 (B)	6,500,000	6,510,244
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.27%, 5.15% (C), 04/17/2034 (B)	4,500,000	4,493,713
JG Wentworth XXI LLC
Series 2010-2A, Class A, 4.07%, 01/15/2048 (B)	88,761	88,260
JGWPT XXIII LLC
Series 2011-1A, Class A, 4.70%, 10/15/2056 (B)	823,682	817,388
KKR CLO 15 Ltd.
Series 15, Class A1R2, 3-Month Term SOFR + 1.10%, 4.98% (C), 01/18/2032 (B)	3,342,620	3,341,253
MetroNet Infrastructure Issuer LLC
Series 2025-2A, Class A2, 5.40%, 08/20/2055 (B)	9,400,000	9,511,307
MVW LLC
Series 2019-2A, Class B, 2.44%, 10/20/2038 (B)	215,473	214,249
Series 2020-1A, Class A, 1.74%, 10/20/2037 (B)	434,542	425,424
Series 2021-1WA, Class A, 1.14%, 01/22/2041 (B)	1,454,648	1,396,704
Series 2021-1WA, Class C, 1.94%, 01/22/2041 (B)	1,157,018	1,109,082
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW LLC (continued)
Series 2023-1A, Class A, 4.93%, 10/20/2040 (B)	$ 2,163,149	$ 2,184,186
Series 2023-2A, Class A, 6.18%, 11/20/2040 (B)	1,968,672	2,019,369
Series 2024-1A, Class B, 5.51%, 02/20/2043 (B)	2,343,257	2,373,488
Series 2024-2A, Class A, 4.43%, 03/20/2042 (B)	1,630,537	1,631,032
Series 2024-2A, Class C, 4.92%, 03/20/2042 (B)	5,188,072	5,110,047
Octagon 54 Ltd.
Series 2021-1A, Class A1, 3-Month Term SOFR + 1.38%, 5.29% (C), 07/15/2034 (B)	2,750,000	2,753,726
Octagon Investment Partners 40 Ltd.
Series 2019-1A, Class CRR, 3-Month Term SOFR + 1.75%, 5.63% (C), 01/20/2035 (B)	7,250,000	7,168,880
OZLM XIX Ltd.
Series 2017-19A, Class A1RR, 3-Month Term SOFR + 1.35%, 5.25% (C), 01/15/2035 (B)	10,000,000	10,002,470
Pikes Peak CLO 4
Series 2019-4A, Class ARR, 3-Month Term SOFR + 1.21%, 5.11% (C), 07/15/2034 (B)	4,395,000	4,401,878
QTS Issuer ABS I LLC
Series 2025-1A, Class A2, 5.44%, 05/25/2055 (B)	6,275,000	6,365,471
Retained Vantage Data Centers Issuer LLC
Series 2024-1A, Class A2, 4.99%, 09/15/2049 (B)	8,500,000	8,499,682
Santander Drive Auto Receivables Trust
Series 2025-1, Class D, 5.43%, 03/17/2031	5,900,000	5,953,717
Series 2025-3, Class C, 4.68%, 09/15/2031	4,165,000	4,171,811
SCF Equipment Trust LLC
Series 2025-1A, Class A3, 5.11%, 11/21/2033 (B)	5,100,000	5,214,013
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class C, 1.79%, 11/20/2037 (B)	569,179	566,351
Series 2021-1A, Class D, 3.17%, 11/20/2037 (B)	394,490	392,782
Series 2023-1A, Class A, 5.20%, 01/20/2040 (B)	1,571,393	1,591,204
Series 2023-2A, Class A, 5.80%, 04/20/2040 (B)	1,027,020	1,053,617
Series 2023-3A, Class A, 6.10%, 09/20/2040 (B)	2,086,687	2,158,272
Series 2024-1A, Class C, 5.94%, 01/20/2043 (B)	863,618	876,442
Series 2024-2A, Class C, 5.83%, 06/20/2041 (B)	1,790,034	1,815,795
Series 2024-3A, Class A, 4.83%, 08/20/2041 (B)	2,715,182	2,734,624
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2024-3A, Class C, 5.32%, 08/20/2041 (B)	$ 3,375,343	$ 3,390,288
Series 2025-2A, Class A, 4.72%, 04/20/2044 (B)	2,264,545	2,272,040
Series 2025-2A, Class B, 4.93%, 04/20/2044 (B)	985,497	987,259
Series 2025-2A, Class C, 5.32%, 04/20/2044 (B)	1,073,562	1,075,401
Symphony CLO XVIII Ltd.
Series 2016-18A, Class AR4, 3-Month Term SOFR + 1.23%, 5.51% (C), 10/23/2037 (B)	5,000,000	5,005,365
Vantage Data Centers LLC
Series 2025-1A, Class A2, 5.13%, 08/15/2055 (B)	8,555,000	8,608,028
Venture 38 CLO Ltd.
Series 2019-38A, Class ARR, 3-Month Term SOFR + 1.00%, 4.84% (C), 07/30/2032 (B)	3,586,005	3,586,994
Venture 43 CLO Ltd.
Series 2021-43A, Class A1R, 3-Month Term SOFR + 1.35%, 5.25% (C), 04/15/2034 (B)	3,000,000	3,001,281
Venture 44 CLO Ltd.
Series 2021-44A, Class A1NR, 3-Month Term SOFR + 1.14%, 5.02% (C), 10/20/2034 (B)	5,400,000	5,373,389
Wellfleet CLO Ltd.
Series 2019-1A, Class BRR, 3-Month Term SOFR + 1.70%, 5.58% (C), 07/20/2032 (B)	5,000,000	5,001,770
Westlake Automobile Receivables Trust
Series 2025-3A, Class C, 4.68%, 07/15/2031 (B)	12,500,000	12,478,529
Total Asset-Backed Securities (Cost $279,597,795)		280,755,665
MORTGAGE-BACKED SECURITIES - 10.4%
20 Times Square Trust
Series 2018-20TS, Class C, 3.10% (C), 05/15/2035 (B)	2,550,000	2,390,625
280 Park Avenue Mortgage Trust
Series 2017-280P, Class E, 1-Month Term SOFR + 2.42%, 6.50% (C), 09/15/2034 (B)	4,630,000	4,514,250
Alternative Loan Trust
Series 2005-14, Class 4A1, 1-Month Term SOFR + 0.55%, 4.55% (C), 05/25/2035	446,703	425,785
Series 2006-OC1, Class 2A3A, 1-Month Term SOFR + 0.75%, 4.75% (C), 03/25/2036	670,889	645,729
American Home Mortgage Assets Trust
Series 2007-2, Class A1, 1-Month Term SOFR + 0.24%, 4.23% (C), 03/25/2047	206,092	187,475
Angel Oak Mortgage Trust
Series 2025-1, Class A1, 5.69% (C), 01/25/2070 (B)	6,679,208	6,734,293
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class BNM, 3.47% , 11/05/2032 (B)	$ 5,000,000	$ 4,671,473
Series 2019-BPR, Class CNM, 3.72% (C), 11/05/2032 (B)	3,970,000	3,609,899
BBCMS Mortgage Trust
Series 2018-TALL, Class C, 1-Month Term SOFR + 1.32%, 5.35% (C), 03/15/2037 (B)	7,065,000	6,429,150
Series 2018-TALL, Class E, 1-Month Term SOFR + 2.63%, 6.67% (C), 03/15/2037 (B)	850,000	688,566
BRAVO Residential Funding Trust
Series 2024-NQM2, Class A1, 6.29% (C), 02/25/2064 (B)	6,181,641	6,230,579
Series 2024-NQM3, Class A1, 6.19% (C), 03/25/2064 (B)	932,082	941,414
Series 2024-NQM7, Class A1, 5.55% (C), 10/27/2064 (B)	4,476,201	4,502,203
Series 2025-NQM1, Class A1, 5.60% (C), 12/25/2064 (B)	5,784,291	5,825,221
BXP Trust
Series 2017-CQHP, Class D, 1-Month Term SOFR + 2.05%, 6.08% (C), 11/15/2034 (B)	1,825,000	1,347,367
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1, 1-Month Term SOFR + 0.38%, 4.38% (C), 04/25/2035	59,435	57,171
Series 2006-3, Class 3A1, 1-Month Term SOFR + 0.61%, 4.61% (C), 02/25/2036	1,191,608	1,088,320
CIM Trust
Series 2021-R6, Class A1, 1.43% (C), 07/25/2061 (B)	3,596,995	3,259,909
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A, 4.00% (C), 01/25/2035 (B)	23,680	23,152
Series 2015-PS1, Class A1, 3.75% (C), 09/25/2042 (B)	142,410	138,174
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (C), 04/25/2069 (B)	2,258,639	2,279,664
Series 2024-3, Class A1, 6.39% (C), 06/25/2069 (B)	7,903,569	8,009,844
Series 2024-4, Class A1, 5.95% (C), 07/25/2069 (B)	4,346,283	4,387,537
Series 2024-5, Class A1, 5.12% (C), 08/25/2069 (B)	9,555,375	9,555,816
Cross Mortgage Trust
Series 2025-H8, Class A1, 5.00% (C), 11/25/2070 (B)(F)	9,750,000	9,749,990
CSMC Trust
Series 2020-RPL4, Class A1, 2.00% (C), 01/25/2060 (B)	8,989,990	8,157,709
Series 2021-RPL2, Class A1A, 1.11% (C), 01/25/2060 (B)	4,411,913	3,760,383
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust (continued)
Series 2021-RPL3, Class A1, 2.00% (C), 01/25/2060 (B)	$ 2,668,634	$ 2,372,437
Series 2021-RPL6, Class A1, 2.00% (C), 10/25/2060 (B)	2,851,767	2,595,508
GCAT Trust
Series 2023-NQM1, Class A1, 6.01% (C), 01/25/2059 (B)	1,765,939	1,779,372
Series 2025-NQM6, Class A1, 4.94% (C), 10/25/2070 (B)	9,200,000	9,165,568
GSR Mortgage Loan Trust
Series 2007-OA1, Class 2A1, 1-Month Term SOFR + 0.24%, 4.40% (C), 05/25/2037	135,168	60,534
Hudson Yards Mortgage Trust
Series 2025-SPRL, Class A, 5.47% (C), 01/13/2040 (B)	7,060,000	7,309,142
ILPT Trust
Series 2019-SURF, Class C, 4.29% (C), 02/11/2041 (B)	1,930,000	1,855,935
IndyMac INDX Mortgage Loan Trust
Series 2007-AR15, Class 2A1, 3.38% (C), 08/25/2037	503,024	351,500
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-NNN, Class CFX, 3.27% , 01/16/2037 (B)	2,675,000	1,792,304
Manhattan West Mortgage Trust
Series 2020-1MW, Class A, 2.13% , 09/10/2039 (B)	4,120,000	3,935,085
Merrill Lynch Mortgage Investors Trust
Series 2006-A1, Class 1A1, 4.52% (C), 03/25/2036	542,822	289,753
MetLife Securitization Trust
Series 2017-1A, Class A, 3.00% (C), 04/25/2055 (B)	1,455,053	1,403,094
Series 2019-1A, Class A1A, 3.75% (C), 04/25/2058 (B)	188,427	186,088
MFA Trust
Series 2021-RPL1, Class A1, 1.13% (C), 07/25/2060 (B)	2,343,725	2,150,473
Mill City Mortgage Loan Trust
Series 2019-1, Class A1, 3.25% (C), 10/25/2069 (B)	2,376,179	2,320,741
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1, 3.75% (C), 11/26/2035 (B)	202,877	197,226
Series 2017-1A, Class A1, 4.00% (C), 02/25/2057 (B)	1,028,819	1,003,740
Series 2017-2A, Class A3, 4.00% (C), 03/25/2057 (B)	3,590,054	3,491,356
Series 2017-3A, Class A1, 4.00% (C), 04/25/2057 (B)	343,823	333,342
Series 2018-2A, Class A1, 4.50% (C), 02/25/2058 (B)	212,662	210,617
Series 2018-RPL1, Class A1, 3.50% (C), 12/25/2057 (B)	1,867,212	1,814,634
Series 2019-2A, Class A1, 4.25% (C), 12/25/2057 (B)	862,113	848,402
Series 2019-3A, Class A1A, 3.75% (C), 11/25/2058 (B)	2,547,351	2,464,960
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2019-4A, Class A1B, 3.50% (C), 12/25/2058 (B)	$ 3,029,597	$ 2,850,208
Series 2019-5A, Class A1B, 3.50% (C), 08/25/2059 (B)	3,367,051	3,210,828
Series 2019-6A, Class A1B, 3.50% (C), 09/25/2059 (B)	2,388,130	2,267,855
Series 2019-RPL2, Class A1, 3.25% (C), 02/25/2059 (B)	2,441,720	2,378,573
Series 2020-1A, Class A1B, 3.50% (C), 10/25/2059 (B)	3,254,792	3,071,035
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (C), 03/25/2063 (B)	6,386,193	6,403,345
Series 2024-NQM14, Class A1, 4.94% (C), 09/25/2064 (B)	4,813,452	4,801,047
Series 2024-NQM3, Class A1, 6.13% (C), 12/25/2063 (B)	6,161,560	6,224,764
Series 2024-NQM4, Class A1, 6.07% (C), 01/25/2064 (B)	1,078,339	1,090,200
Series 2024-NQM5, Class A1, 5.99% (C), 01/25/2064 (B)	1,338,570	1,351,278
Series 2024-NQM6, Class A1, 6.45% (C), 02/25/2064 (B)	2,773,383	2,817,771
Series 2024-NQM8, Class A1, 6.23% (C), 05/25/2064 (B)	4,253,521	4,305,337
Series 2025-NQM18, Class A1, 5.06% (C), 09/25/2065 (B)	8,248,633	8,246,728
Series 2025-NQM2, Class A1, 5.60% (C), 11/25/2064 (B)	4,241,041	4,273,844
RALI Trust
Series 2006-QO1, Class 3A1, 1-Month Term SOFR + 0.65%, 4.65% (C), 02/25/2046	2,101,177	796,692
Series 2007-QH5, Class AI1, 1-Month Term SOFR + 0.53%, 4.53% (C), 06/25/2037	91,246	55,975
Residential Asset Securitization Trust
Series 2004-A4, Class A11, 5.50% , 08/25/2034	996,690	968,096
Towd Point Mortgage Trust
Series 2017-4, Class A1, 2.75% (C), 06/25/2057 (B)	783,676	767,476
Series 2017-6, Class A1, 2.75% (C), 10/25/2057 (B)	3,156,006	3,107,773
Series 2018-2, Class A1, 3.25% (C), 03/25/2058 (B)	418,783	414,379
Series 2018-4, Class A1, 3.00% (C), 06/25/2058 (B)	2,328,885	2,215,537
Series 2018-5, Class A1A, 3.25% (C), 07/25/2058 (B)	291,706	288,779
Series 2019-1, Class A1, 3.75% (C), 03/25/2058 (B)	4,521,378	4,406,749
Series 2019-4, Class A1, 2.90% (C), 10/25/2059 (B)	1,513,516	1,455,466
Series 2020-4, Class A1, 1.75% , 10/25/2060 (B)	7,554,031	6,900,989
Series 2022-1, Class A1, 3.75% (C), 07/25/2062 (B)	3,091,398	2,971,016
Series 2023-1, Class A1, 3.75% , 01/25/2063 (B)	5,983,744	5,809,872
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
VEGAS Trust
5.52% , 11/10/2039 (B)	$ 11,400,000	$ 11,538,252
Verus Securitization Trust
Series 2024-7, Class A1, 5.10% (C), 09/25/2069 (B)	8,185,091	8,187,270
Total Mortgage-Backed Securities (Cost $256,999,320)		250,720,643
U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.9%
Federal Home Loan Mortgage Corp.
5.50%, 04/01/2053 - 07/01/2053	18,703,233	18,943,314
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.19%, 07/25/2027	5,857,000	5,784,349
Federal Home Loan Mortgage Corp., Interest Only STRIPS
5.00%, 08/01/2035	247,873	31,440
Federal National Mortgage Association
4.50%, 08/01/2052	6,227,163	6,097,674
5.00%, 03/01/2053 - 02/01/2054	28,807,389	28,823,525
5.50%, 03/01/2053	6,474,438	6,580,578
6.00%, 06/01/2054	9,086,747	9,321,256
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2055 (F)	61,000,000	49,455,596
2.50%, 11/01/2055 (F)	31,316,000	26,583,102
5.50%, 11/01/2054 (F)	61,224,000	61,854,403
Total U.S. Government Agency Obligations (Cost $212,001,296)		213,475,237
FOREIGN GOVERNMENT OBLIGATIONS - 1.0%
Colombia - 0.2%
Colombia Government International Bonds
7.75%, 11/07/2036	4,518,000	4,812,845
Cote d'Ivoire - 0.3%
Ivory Coast Government International Bonds
8.25%, 01/30/2037 (B)	5,813,000	6,173,996
Dominican Republic - 0.3%
Dominican Republic International Bonds
4.88%, 09/23/2032 (B)	782,000	748,413
6.60%, 06/01/2036 (B)	5,006,000	5,278,326
		6,026,739
Ecuador - 0.0% *
Ecuador Government International Bonds
Zero Coupon, 07/31/2030 (B)	119,808	93,450
5.00% (H), 07/31/2040 (B)	435,840	296,371
6.90%, 07/31/2035 (B)	740,626	566,579
		956,400
Peru - 0.1%
Corporacion Financiera de Desarrollo SA
5.50%, 05/06/2030 (B)	2,400,000	2,465,136
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Uzbekistan - 0.1%
Republic of Uzbekistan International Bonds
3.90%, 10/19/2031 (B)	$ 3,049,000	$ 2,830,874
Total Foreign Government Obligations (Cost $22,618,573)		23,265,990
LOAN ASSIGNMENT - 0.0% *
Software - 0.0% *
Rackspace Finance LLC 1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 10.41% (C), 05/15/2028	919,555	929,326
Total Loan Assignment (Cost $896,093)		929,326
COMMERCIAL PAPER - 5.4%
Banks - 0.4%
Lloyds Bank PLC
4.32% (I), 12/12/2025	2,950,000	2,936,392
4.49% (I), 12/15/2025	6,000,000	5,970,300
		8,906,692
Capital Markets - 0.9%
Lexington Parker Capital Co. LLC
4.41% (I), 11/21/2025 (B)	21,000,000	20,951,372
Verto Capital I Compartment A
4.39% (I), 12/03/2025 (B)	1,000,000	996,315
		21,947,687
Financial Services - 4.1%
Anglesea Funding LLC
4.38% (I), 11/07/2025 (B)	12,250,000	12,240,472
Atlantic Asset Securitization LLC
4.06% (I), 01/23/2026 (B)	10,550,000	10,452,715
Bedford Row Funding Corp.
3.97% (I), 01/26/2026 (B)	10,000,000	9,904,783
Glencove Funding LLC
4.32% (I), 12/01/2025 (B)	5,000,000	4,982,993
Gotham Funding Corp.
4.17% (I), 01/16/2026 (B)	2,850,000	2,825,887
GTA Funding LLC
4.43% (I), 11/07/2025 (B)	8,700,000	8,693,233
Liberty Street Funding LLC
4.32% (I), 12/02/2025 (B)	5,000,000	4,982,445
LMA-Americas LLC
4.08% (I), 02/05/2026 (B)	1,200,000	1,187,198
	Principal	Value
COMMERCIAL PAPER (continued)
Financial Services (continued)
MUFG Securities Canada Ltd.
4.31% (I), 01/22/2026 (B)	$ 24,000,000	$ 23,778,574
Versailles Commercial Paper LLC
4.14% (I), 12/12/2025	19,000,000	18,912,442
4.14% (I), 12/15/2025	740,000	736,346
Verto Capital I Compartment A
4.10% (I), 01/30/2026 (B)	500,000	494,945
		99,192,033
Total Commercial Paper (Cost $130,037,492)		130,046,412
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.5%
U.S. Treasury Bills 4.27% (I), 01/15/2026	11,133,000	11,047,950
Total Short-Term U.S. Government Obligation (Cost $11,043,333)		11,047,950

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (I)	5,852,360	5,852,360
Total Other Investment Company (Cost $5,852,360)		5,852,360

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 1.50% (I), dated 10/31/2025, to be repurchased at $23,512,590 on 11/03/2025. Collateralized by a U.S. Government Obligation, 4.13%, due 10/31/2026, and with a value of $23,979,950.	$ 23,509,651	23,509,651
Total Repurchase Agreement (Cost $23,509,651)		23,509,651
Total Investments (Cost $2,577,673,414)		2,553,207,010
Net Other Assets (Liabilities) - (5.9)%		(142,775,379)
Net Assets - 100.0%		$ 2,410,431,631
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENT VALUATION:

Valuation Inputs (J)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$1,034,125,246	$—	$1,034,125,246
U.S. Government Obligations	—	579,478,530	—	579,478,530
Asset-Backed Securities	—	280,755,665	—	280,755,665
Mortgage-Backed Securities	—	250,720,643	—	250,720,643
U.S. Government Agency Obligations	—	213,475,237	—	213,475,237
Foreign Government Obligations	—	23,265,990	—	23,265,990
Loan Assignment	—	929,326	—	929,326
Commercial Paper	—	130,046,412	—	130,046,412
Short-Term U.S. Government Obligation	—	11,047,950	—	11,047,950
Other Investment Company	5,852,360	—	—	5,852,360
Repurchase Agreement	—	23,509,651	—	23,509,651
Total Investments	$5,852,360	$2,547,354,650	$—	$2,553,207,010
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $6,132,428, collateralized by cash collateral of $5,852,360 and non-cash collateral, such as U.S. government securities of $410,023. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $981,564,359, representing 40.7% of the
Fund's net assets.

(C)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(D)	Perpetual maturity. The date displayed is the next call date.
(E)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(F)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(G)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2025, the total value of the Regulation S securities is $6,725,577, representing
0.3% of the Fund's net assets.

(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2025; the maturity date disclosed is the ultimate maturity date.
(I)	Rate disclosed reflects the yield at October 31, 2025.
(J)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $2,554,163,763) (including securities loaned of $6,132,428)	$2,529,697,359
Repurchase agreement, at value (cost $23,509,651)	23,509,651
Cash	138,479
Cash collateral pledged at broker for:
TBA commitments	13,000
Foreign currency, at value (cost $84)	85
Receivables and other assets:
When-issued, delayed-delivery, forward and TBA commitments sold	2,420,992
Net income from securities lending	6,085
Shares of beneficial interest sold	3,815,404
Interest	22,366,397
Total assets	2,581,967,452
Liabilities:
Cash collateral received upon return of:
Securities on loan	5,852,360
Cash collateral at broker for:
TBA commitments	359,964
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	160,063,329
Dividends and/or distributions	902,637
Shares of beneficial interest redeemed	3,220,580
Investment management fees	746,725
Distribution and service fees	51,382
Transfer agent fees	178,486
Trustee and CCO fees	810
Audit and tax fees	28,622
Custody fees	31,175
Legal fees	28,765
Printing and shareholder reports fees	37,292
Registration fees	95
Other accrued expenses	33,599
Total liabilities	171,535,821
Net assets	$2,410,431,631
Net assets consist of:
Paid-in capital	$2,588,387,835
Total distributable earnings (accumulated losses)	(177,956,204)
Net assets	$2,410,431,631
Net assets by class:
Class A	$106,706,960
Class C	33,392,551
Class I	1,759,054,695
Class I2	395,528,684
Class R	397,443
Class R6	115,351,298
Shares outstanding (unlimited shares, no par value):
Class A	13,060,502
Class C	4,116,551
Class I	214,803,166
Class I2	48,297,492
Class R	48,653
Class R6	14,105,871
Net asset value per share: (A)
Class A	$8.17
Class C	8.11
Class I	8.19
Class I2	8.19
Class R	8.17
Class R6	8.18
Maximum offering price per share: (B)
Class A	$8.58

(A)
Net asset value per share for Class C, I, I2, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Interest income	$115,564,821
Net income from securities lending	73,656
Withholding taxes on foreign income	236
Total investment income	115,638,713
Expenses:
Investment management fees	9,097,753
Distribution and service fees:
Class A	262,497
Class C	349,275
Class R	1,679
Transfer agent fees:
Class A	166,248
Class C	33,048
Class I	1,742,901
Class I2	29,173
Class R	902
Class R6	11,220
Trustee and CCO fees	99,527
Audit and tax fees	62,453
Custody fees	199,840
Legal fees	178,390
Printing and shareholder reports fees	193,761
Registration fees	112,781
Other	136,141
Total expenses before waiver and/or reimbursement and recapture	12,677,589
Expenses waived and/or reimbursed:
Class A	(8,331)
Class I	(531,381)
Class R	(632)
Recapture of previously waived and/or reimbursed fees:
Class A	1,189
Class I	7,272
Class R	2
Net expenses	12,145,708
Net investment income (loss)	103,493,005
Net realized gain (loss) on:
Investments	(20,149,335)
Net change in unrealized appreciation (depreciation) on:
Investments	59,681,232
Translation of assets and liabilities denominated in foreign currencies	1
Net change in unrealized appreciation (depreciation)	59,681,233
Net realized and change in unrealized gain (loss)	39,531,898
Net increase (decrease) in net assets resulting from operations	$143,024,903
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$103,493,005	$93,791,911
Net realized gain (loss)	(20,149,335)	(18,755,477)
Net change in unrealized appreciation (depreciation)	59,681,233	121,830,136
Net increase (decrease) in net assets resulting from operations	143,024,903	196,866,570
Dividends and/or distributions to shareholders:
Class A	(4,326,521)	(3,999,901)
Class C	(1,194,307)	(1,176,609)
Class I	(74,342,701)	(63,689,259)
Class I2	(17,537,462)	(17,497,338)
Class R	(13,230)	(10,407)
Class R6	(6,745,870)	(8,221,842)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(104,160,091)	(94,595,356)
Capital share transactions:
Proceeds from shares sold:
Class A	49,381,129	33,007,660
Class C	6,366,948	13,422,185
Class I	727,627,257	1,137,995,308
Class I2	149,851,636	166,432,572
Class R	199,003	201,710
Class R6	68,752,370	156,810,853
	1,002,178,343	1,507,870,288
Dividends and/or distributions reinvested:
Class A	3,832,588	3,550,163
Class C	1,033,292	1,017,205
Class I	65,549,485	56,147,997
Class I2	17,537,462	17,496,649
Class R	13,227	10,407
Class R6	6,698,371	8,180,512
	94,664,425	86,402,933
Cost of shares redeemed:
Class A	(48,639,375)	(40,026,727)
Class C	(8,438,024)	(10,476,193)
Class I	(804,598,606)	(569,239,564)
Class I2	(171,955,314)	(174,038,102)
Class R	(239,947)	(8,829)
Class R6	(152,891,508)	(64,475,393)
	(1,186,762,774)	(858,264,808)
Automatic conversions:
Class A	2,972,317	1,805,523
Class C	(2,972,317)	(1,805,523)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(89,920,006)	736,008,413
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	—	2,332 (A)
Class C	—	164 (A)
	—	2,496
Net increase (decrease) in net assets	(51,055,194)	838,282,123
Net assets:
Beginning of year	2,461,486,825	1,623,204,702
End of year	$2,410,431,631	$2,461,486,825
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	6,171,440	4,104,665
Class C	796,560	1,678,156
Class I	90,333,453	141,441,884
Class I2	18,651,062	20,534,378
Class R	24,771	24,682
Class R6	8,600,875	19,624,056
	124,578,161	187,407,821
Shares reinvested:
Class A	476,086	443,034
Class C	129,317	127,847
Class I	8,123,372	6,984,700
Class I2	2,173,653	2,177,348
Class R	1,643	1,296
Class R6	832,095	1,019,903
	11,736,166	10,754,128
Shares redeemed:
Class A	(6,072,489)	(5,004,937)
Class C	(1,056,102)	(1,318,393)
Class I	(99,947,050)	(70,874,785)
Class I2	(21,437,391)	(21,879,679)
Class R	(29,967)	(1,078)
Class R6	(19,035,465)	(7,992,175)
	(147,578,464)	(107,071,047)
Automatic conversions:
Class A	370,077	224,966
Class C	(372,800)	(226,604)
	(2,723)	(1,638)
Net increase (decrease) in shares outstanding:
Class A	945,114	(232,272)
Class C	(503,025)	261,006
Class I	(1,490,225)	77,551,799
Class I2	(612,676)	832,047
Class R	(3,553)	24,900
Class R6	(9,602,495)	12,651,784
	(11,266,860)	91,089,264

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.04	$7.55	$7.78	$9.53	$9.57
Investment operations:
Net investment income (loss) (A)	0.33	0.32	0.28	0.22	0.20
Net realized and unrealized gain (loss)	0.13	0.50	(0.22)	(1.69)	0.03
Total investment operations	0.46	0.82	0.06	(1.47)	0.23
Contributions from affiliate	—	0.00 (B)(C)	—	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.33)	(0.29)	(0.23)	(0.21)
Net realized gains	—	—	—	(0.05)	(0.06)
Total dividends and/or distributions to shareholders	(0.33)	(0.33)	(0.29)	(0.28)	(0.27)
Net asset value, end of year	$8.17	$8.04	$7.55	$7.78	$9.53
Total return (E)	5.87%	10.91%(C)	0.58%	(15.75)%(D)	2.34%
Ratio and supplemental data:
Net assets end of year (000’s)	$106,707	$97,351	$93,194	$107,307	$142,958
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%	0.84%	0.89%	0.90%	0.88%
Including waiver and/or reimbursement and recapture	0.83%(F)	0.84%	0.89%(G)	0.90%(G)	0.88%
Net investment income (loss) to average net assets	4.09%	4.03%	3.51%	2.51%	2.07%
Portfolio turnover rate (H)	59%	55%	47%	40%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	TAM has contractually agreed to reimburse 0.01% of the transfer agency fees through March 1, 2026. These amounts are not subject to recapture by TAM.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.
(H)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 127%, 118%, 102%, 80% and 81%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$7.98	$7.49	$7.72	$9.47	$9.50
Investment operations:
Net investment income (loss) (A)	0.27	0.27	0.23	0.16	0.14
Net realized and unrealized gain (loss)	0.13	0.49	(0.23)	(1.69)	0.04
Total investment operations	0.40	0.76	—	(1.53)	0.18
Contributions from affiliate	—	0.00 (B)(C)	—	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.23)	(0.17)	(0.15)
Net realized gains	—	—	—	(0.05)	(0.06)
Total dividends and/or distributions to shareholders	(0.27)	(0.27)	(0.23)	(0.22)	(0.21)
Net asset value, end of year	$8.11	$7.98	$7.49	$7.72	$9.47
Total return (E)	5.15%	10.19%(C)	(0.10)%	(16.40)%(D)	1.80%
Ratio and supplemental data:
Net assets end of year (000’s)	$33,393	$36,856	$32,667	$39,109	$71,237
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.52%	1.53%	1.55%	1.53%	1.50%
Including waiver and/or reimbursement and recapture	1.52%	1.53%	1.55%(F)	1.53%(F)	1.50%
Net investment income (loss) to average net assets	3.40%	3.33%	2.85%	1.85%	1.45%
Portfolio turnover rate (G)	59%	55%	47%	40%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 127%, 118%, 102%, 80% and 81%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.05	$7.57	$7.79	$9.55	$9.59
Investment operations:
Net investment income (loss) (A)	0.36	0.35	0.31	0.25	0.24
Net realized and unrealized gain (loss)	0.14	0.48	(0.21)	(1.70)	0.02
Total investment operations	0.50	0.83	0.10	(1.45)	0.26
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.35)	(0.32)	(0.26)	(0.24)
Net realized gains	—	—	—	(0.05)	(0.06)
Total dividends and/or distributions to shareholders	(0.36)	(0.35)	(0.32)	(0.31)	(0.30)
Net asset value, end of year	$8.19	$8.05	$7.57	$7.79	$9.55
Total return	6.35%	11.11%	1.11%	(15.48)%(C)	2.73%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,759,055	$1,742,186	$1,049,832	$704,476	$1,144,560
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%	0.53%	0.54%	0.54%	0.53%
Including waiver and/or reimbursement and recapture	0.50%	0.50%	0.50%	0.50%	0.50%
Net investment income (loss) to average net assets	4.41%	4.36%	3.93%	2.89%	2.45%
Portfolio turnover rate (D)	59%	55%	47%	40%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 127%, 118%, 102%, 80% and 81%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.06	$7.57	$7.80	$9.56	$9.59
Investment operations:
Net investment income (loss) (A)	0.36	0.36	0.32	0.26	0.24
Net realized and unrealized gain (loss)	0.13	0.49	(0.23)	(1.70)	0.04
Total investment operations	0.49	0.85	0.09	(1.44)	0.28
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.36)	(0.32)	(0.27)	(0.25)
Net realized gains	—	—	—	(0.05)	(0.06)
Total dividends and/or distributions to shareholders	(0.36)	(0.36)	(0.32)	(0.32)	(0.31)
Net asset value, end of year	$8.19	$8.06	$7.57	$7.80	$9.56
Total return	6.28%	11.32%	1.03%	(15.42)%	2.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$395,529	$393,975	$363,743	$283,641	$376,686
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.44%	0.45%	0.45%	0.43%
Including waiver and/or reimbursement and recapture	0.44%	0.44%	0.45%	0.45%	0.43%
Net investment income (loss) to average net assets	4.48%	4.43%	3.97%	2.95%	2.52%
Portfolio turnover rate (B)	59%	55%	47%	40%	42%

(A)	Calculated based on average number of shares outstanding.
(B)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 127%, 118%, 102%, 80% and 81%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of year	$8.03	$7.55	$7.79	$9.14
Investment operations:
Net investment income (loss) (B)	0.31	0.31	0.28	0.16
Net realized and unrealized gain (loss)	0.15	0.48	(0.23)	(1.36)
Total investment operations	0.46	0.79	0.05	(1.20)
Contributions from affiliate	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.31)	(0.29)	(0.15)
Net asset value, end of year	$8.17	$8.03	$7.55	$7.79
Total return	5.81%	10.60%	0.52%	(13.24)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$397	$419	$206	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.14%	0.96%	1.20%(D)
Including waiver and/or reimbursement and recapture	1.01%	0.99%	0.95%	0.76%(D)
Net investment income (loss) to average net assets	3.91%	3.88%	3.57%	2.89%(D)
Portfolio turnover rate (E)	59%	55%	47%	40%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 127%, 118%, 102% and 80%, for the years ended October 31,
2025, October 31, 2024, October 31, 2023 and October 31, 2022, respectively.

For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.04	$7.56	$7.79	$9.55	$9.58
Investment operations:
Net investment income (loss) (A)	0.36	0.36	0.32	0.26	0.24
Net realized and unrealized gain (loss)	0.14	0.48	(0.23)	(1.70)	0.04
Total investment operations	0.50	0.84	0.09	(1.44)	0.28
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.36)	(0.32)	(0.27)	(0.25)
Net realized gains	—	—	—	(0.05)	(0.06)
Total dividends and/or distributions to shareholders	(0.36)	(0.36)	(0.32)	(0.32)	(0.31)
Net asset value, end of year	$8.18	$8.04	$7.56	$7.79	$9.55
Total return	6.42%	11.19%	1.03%	(15.43)%	2.90%
Ratio and supplemental data:
Net assets end of year (000’s)	$115,351	$190,700	$83,563	$79,972	$26,448
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.44%	0.44%	0.45%	0.45%	0.43%
Including waiver and/or reimbursement and recapture	0.44%	0.44%	0.45%	0.45%	0.43%(B)
Net investment income (loss) to average net assets	4.48%	4.45%	3.97%	3.05%	2.52%
Portfolio turnover rate (C)	59%	55%	47%	40%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.
(C)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 127%, 118%, 102%, 80% and 81%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Bond (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers six classes of shares, Class A, Class C, Class I, Class I2, Class R and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Fund held no unfunded loan participations at October 31, 2025. Open funded loan participations and assignments at October 31, 2025, if any, are included within the Schedule of Investments.
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at October 31, 2025, if any, are identified within the Schedule of Investments.
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2025, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at October 31, 2025, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$5,852,360	$—	$—	$—	$5,852,360
Total Borrowings	$5,852,360	$—	$—	$—	$5,852,360
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Bank obligations risk: Investments in bank obligations may expose the Fund to adverse developments in or related to the banking industry. Banks are sensitive to changes in money market and general economic conditions. Banks are highly regulated. Decisions by regulators may limit the loans banks make, affect the interest rates and fees they charge and reduce bank profitability.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$452,679,060	18.78%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.410%
Over $500 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.380
Over $1.5 billion	0.375
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2025
Class A	0.90%	March 1, 2026
Class C	1.59	March 1, 2026
Class I	0.50	March 1, 2026
Class I2, Class R6	0.49	March 1, 2026
Class R	1.01	March 1, 2026
Prior to March 1, 2025
Class A	0.93
Class C	1.59
Class I, Class I2, Class R6	0.50
Class R	1.01
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class I	$388,643	$479,137	$531,381	$1,399,161
Class R	—	397	632	1,029
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
On three occasions during the year ended October 31, 2022, TCL, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCL during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, LLC” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$47,561	$18,619
Class C	—	5,228
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
TAM has contractually agreed to reimburse 0.01% of the transfer agency fees on Class A shares through March 1, 2026.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$1,954,072	$173,457
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$708,633,215	$571,350,671	$671,967,115	$693,939,267
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$2,582,175,104	$30,615,164	$(59,583,258)	$(28,968,094)
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$42,993,677	$105,506,301
During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$104,160,091	$—	$—	$—	$94,595,356	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$429,335	$—	$—	$(148,499,978)	$—	$(917,468)	$(28,968,093)
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Bond
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 10-year periods, in line with the median for the past 5-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods. The Trustees also noted recent changes in the portfolio management team at Aegon USA Investment Management, LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had
Transamerica Funds
Annual Financial Statements 2025

Transamerica Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886773 TA BOND 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Capital Growth
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Shares	Value
COMMON STOCKS - 92.1%
Automobiles - 8.8%
Tesla, Inc. (A)	334,874	$ 152,890,074
Biotechnology - 2.7%
Roivant Sciences Ltd. (A)	2,309,608	46,169,064
Broadline Retail - 2.7%
MercadoLibre, Inc. (A)	20,305	47,255,014
Capital Markets - 1.4%
Coinbase Global, Inc., Class A (A)	25,571	8,790,798
Intercontinental Exchange, Inc.	110,140	16,112,381
		24,903,179
Entertainment - 5.8%
ROBLOX Corp., Class A (A)	885,108	100,654,482
Financial Services - 8.0%
Affirm Holdings, Inc. (A)	1,459,714	104,924,242
Federal National Mortgage Association (A)(B)	3,276,122	33,449,206
		138,373,448
Hotels, Restaurants & Leisure - 5.8%
Airbnb, Inc., Class A (A)	202,860	25,669,904
DoorDash, Inc., Class A (A)	297,234	75,607,413
		101,277,317
IT Services - 24.5%
Cloudflare, Inc., Class A (A)	1,011,762	256,279,315
Shopify, Inc., Class A (A)	470,669	81,830,512
Snowflake, Inc., Class A (A)	315,412	86,700,451
		424,810,278
Pharmaceuticals - 4.7%
Royalty Pharma PLC, Class A	2,189,373	82,189,062
Software - 19.5%
AppLovin Corp., Class A (A)	179,214	114,218,459
Aurora Innovation, Inc. (A)	10,787,833	56,528,245
BitMine Immersion Technologies, Inc. (A)	491,060	22,907,949
Crowdstrike Holdings, Inc., Class A (A)	49,430	26,840,984
Samsara, Inc., Class A (A)	1,089,961	43,783,733
Strategy, Inc., Class A (A)	279,447	75,313,761
		339,593,131
	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 3.2%
IonQ, Inc. (A)	884,682	$ 55,186,463
Trading Companies & Distributors - 5.0%
Core & Main, Inc., Class A (A)	469,364	24,491,413
QXO, Inc. (A)(B)	3,513,437	62,082,432
		86,573,845
Total Common Stocks (Cost $927,531,542)		1,599,875,357
OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (C)	10,939,896	10,939,896
Total Other Investment Company (Cost $10,939,896)		10,939,896

	Principal	Value
REPURCHASE AGREEMENT - 8.0%
Fixed Income Clearing Corp., 1.50% (C), dated 10/31/2025, to be repurchased at $139,103,147 on 11/03/2025. Collateralized by a U.S. Government Obligation, 0.00%, due 10/29/2026, and with a value of $141,867,609.	$ 139,085,762	139,085,762
	Total Repurchase Agreement (Cost $139,085,762)	139,085,762
	Total Investments Excluding Options Purchased (Cost $1,077,557,200)	1,749,901,015
	Total Options Purchased - 0.0% * (Cost $7,316,595)	675,190
	Total Investments (Cost $1,084,873,795)	1,750,576,205
	Net Other Assets (Liabilities) - (0.7)%	(13,340,365)
	Net Assets - 100.0%	$ 1,737,235,840
OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put – USD vs. CNH	SCB	USD	7.58	08/11/2026	USD	505,213,026	$1,653,020	$528,453
Put – USD vs. CNH	GSI	USD	7.71	05/13/2026	USD	353,765,109	1,472,585	109,314
Put – USD vs. CNH	JPM	USD	7.82	02/25/2026	USD	360,004,316	1,486,457	19,800
Put – USD vs. CNH	SCB	USD	7.90	04/01/2026	USD	230,522,470	1,120,113	17,289
Put – USD vs. CNH	GSI	USD	8.02	12/02/2025	USD	334,239,765	1,584,420	334
Total							$7,316,595	$675,190
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,599,875,357	$—	$—	$1,599,875,357
Other Investment Company	10,939,896	—	—	10,939,896
Repurchase Agreement	—	139,085,762	—	139,085,762
Over-the-Counter Foreign Exchange Options Purchased	—	675,190	—	675,190
Total Investments	$1,610,815,253	$139,760,952	$—	$1,750,576,205
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $10,592,326, collateralized by cash collateral of $10,939,896. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Rate disclosed reflects the yield at October 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATION(S):
CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar
COUNTERPARTY ABBREVIATION(S):
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $945,788,033) (including securities loaned of $10,592,326)	$1,611,490,443
Repurchase agreement, at value (cost $139,085,762)	139,085,762
Foreign currency, at value (cost $1,089)	1,102
Receivables and other assets:
Net income from securities lending	13,075
Shares of beneficial interest sold	1,071,853
Interest	5,795
Total assets	1,751,668,030
Liabilities:
Cash collateral received upon return of:
Securities on loan	10,939,896
Cash collateral at broker for:
OTC derivatives (A)	780,000
Payables and other liabilities:
Shares of beneficial interest redeemed	1,175,219
Investment management fees	1,035,451
Distribution and service fees	249,203
Transfer agent fees	144,070
Trustee and CCO fees	588
Audit and tax fees	19,713
Custody fees	17,016
Legal fees	17,714
Printing and shareholder reports fees	28,071
Registration fees	141
Other accrued expenses	25,108
Total liabilities	14,432,190
Net assets	$1,737,235,840
Net assets consist of:
Paid-in capital	$1,492,677,732
Total distributable earnings (accumulated losses)	244,558,108
Net assets	$1,737,235,840
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2025
Net assets by class:
Class A	$560,460,508
Class C	154,939,088
Class I	883,371,782
Class I2	113,258,879
Class R	14,890
Class R6	25,190,693
Shares outstanding (unlimited shares, no par value):
Class A	11,426,417
Class C	4,773,804
Class I	16,451,919
Class I2	7,438,921
Class R	306
Class R6	1,653,986
Net asset value per share: (B)
Class A	$49.05
Class C	32.46
Class I	53.69
Class I2	15.23
Class R	48.66
Class R6	15.23
Maximum offering price per share: (C)
Class A	$51.90

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(B)
Net asset value per share for Class C, I, I2, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(C)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Dividend income	$2,128,574
Interest income	1,543,179
Net income from securities lending	143,561
Withholding taxes on foreign income	(13,067)
Total investment income	3,802,247
Expenses:
Investment management fees	10,372,960
Distribution and service fees:
Class A	1,201,296
Class C	1,444,904
Class R	61
Transfer agent fees:
Class A	546,723
Class C	209,151
Class I	801,603
Class I2	7,480
Class R	26
Class R6	2,224
Trustee and CCO fees	67,143
Audit and tax fees	41,467
Custody fees	95,465
Legal fees	107,832
Printing and shareholder reports fees	125,242
Registration fees	107,704
Other	90,200
Total expenses before waiver and/or reimbursement and recapture	15,221,481
Expenses waived and/or reimbursed:
Class A	(6,824)
Class C	(4,936)
Class I	(48,792)
Class R	(4)
Class R6	(496)
Recapture of previously waived and/or reimbursed fees:
Class A	126,543
Class C	25,105
Class I	6,466
Class R	1
Class R6	3,877
Net expenses	15,322,421
Net investment income (loss)	(11,520,174)
Net realized gain (loss) on:
Investments	240,199,572
Foreign currency transactions	(11,259)
Net realized gain (loss)	240,188,313
Net change in unrealized appreciation (depreciation) on:
Investments	454,706,051
Translation of assets and liabilities denominated in foreign currencies	9
Net change in unrealized appreciation (depreciation)	454,706,060
Net realized and change in unrealized gain (loss)	694,894,373
Net increase (decrease) in net assets resulting from operations	$683,374,199
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$(11,520,174)	$(10,011,130)
Net realized gain (loss)	240,188,313	29,010,959
Net change in unrealized appreciation (depreciation)	454,706,060	616,113,124
Net increase (decrease) in net assets resulting from operations	683,374,199	635,112,953
Capital share transactions:
Proceeds from shares sold:
Class A	116,023,061	26,997,256
Class C	7,294,639	6,658,199
Class I	234,704,618	158,026,350
Class I2	3,169,190	42,970,557
Class R6	14,066,584	3,887,761
	375,258,092	238,540,123
Cost of shares redeemed:
Class A	(170,362,340)	(142,456,518)
Class C	(35,184,634)	(58,094,690)
Class I	(367,157,543)	(508,865,252)
Class I2	(36,586,509)	(11,243,929)
Class R6	(26,897,042)	(7,861,239)
	(636,188,068)	(728,521,628)
Automatic conversions:
Class A	10,622,816	8,118,102
Class C	(10,622,816)	(8,118,102)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(260,929,976)	(489,981,505)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	—	1,468 (A)
Class C	—	642 (A)
	—	2,110
Net increase (decrease) in net assets	422,444,223	145,133,558
Net assets:
Beginning of year	1,314,791,617	1,169,658,059
End of year	$1,737,235,840	$1,314,791,617
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	2,937,498	1,064,151
Class C	272,505	393,362
Class I	5,276,170	5,780,012
Class I2	255,380	5,656,007
Class R6	1,192,342	527,492
	9,933,895	13,421,024
Shares redeemed:
Class A	(4,314,321)	(5,553,970)
Class C	(1,334,985)	(3,395,218)
Class I	(8,532,944)	(18,405,028)
Class I2	(3,030,438)	(1,345,163)
Class R6	(2,110,140)	(996,200)
	(19,322,828)	(29,695,579)
Automatic conversions:
Class A	260,204	316,957
Class C	(391,937)	(473,327)
	(131,733)	(156,370)
Net increase (decrease) in shares outstanding:
Class A	(1,116,619)	(4,172,862)
Class C	(1,454,417)	(3,475,183)
Class I	(3,256,774)	(12,625,016)
Class I2	(2,775,058)	4,310,844
Class R6	(917,798)	(468,708)
	(9,520,666)	(16,430,925)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$31.18	$19.12	$19.80	$60.69	$46.11
Investment operations:
Net investment income (loss) (A)	(0.35)	(0.22)	(0.18)	(0.28)	(0.53)
Net realized and unrealized gain (loss)	18.22	12.28	(0.50)	(31.69)	17.94
Total investment operations	17.87	12.06	(0.68)	(31.97)	17.41
Contributions from affiliate	—	0.00 (B)(C)	—	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net investment income	—	—	—	(0.00)(B)	—
Net realized gains	—	—	—	(8.92)	(2.83)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	—	—	—	(8.92)	(2.83)
Net asset value, end of year	$49.05	$31.18	$19.12	$19.80	$60.69
Total return (E)	57.31%	63.08%(C)	(3.48)%	(60.80)%(D)	38.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$560,460	$391,125	$319,552	$396,598	$1,213,394
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.14%	1.20%	1.10%	1.01%
Including waiver and/or reimbursement and recapture	1.11%	1.11%	1.16%	1.10%(F)	1.01%
Net investment income (loss) to average net assets	(0.86)%	(0.85)%	(0.91)%	(0.94)%	(0.95)%
Portfolio turnover rate	74%	20%	26%	46%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$20.79	$12.85	$13.40	$44.66	$34.77
Investment operations:
Net investment income (loss) (A)	(0.43)	(0.28)	(0.23)	(0.36)	(0.70)
Net realized and unrealized gain (loss)	12.10	8.22	(0.32)	(21.98)	13.42
Total investment operations	11.67	7.94	(0.55)	(22.34)	12.72
Contributions from affiliate	—	0.00 (B)(C)	—	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	—	(8.92)	(2.83)
Net asset value, end of year	$32.46	$20.79	$12.85	$13.40	$44.66
Total return (E)	56.13%	61.79%(C)	(4.18)%	(61.12)%(D)	37.23%
Ratio and supplemental data:
Net assets end of year (000’s)	$154,939	$129,506	$124,654	$167,725	$594,592
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.87%	1.92%	1.98%	1.86%	1.77%
Including waiver and/or reimbursement and recapture	1.88%	1.88%	1.90%	1.86%(F)	1.77%
Net investment income (loss) to average net assets	(1.63)%	(1.62)%	(1.64)%	(1.70)%	(1.70)%
Portfolio turnover rate	74%	20%	26%	46%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$34.04	$20.81	$21.48	$64.85	$49.02
Investment operations:
Net investment income (loss) (A)	(0.25)	(0.16)	(0.13)	(0.22)	(0.44)
Net realized and unrealized gain (loss)	19.90	13.39	(0.54)	(34.23)	19.10
Total investment operations	19.65	13.23	(0.67)	(34.45)	18.66
Contributions from affiliate	—	—	—	0.04 (B)	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	—	(8.92)	(2.83)
Return of capital	—	—	—	(0.04)	—
Total dividends and/or distributions to shareholders	—	—	—	(8.96)	(2.83)
Net asset value, end of year	$53.69	$34.04	$20.81	$21.48	$64.85
Total return	57.73%	63.58%	(3.16)%	(60.63)%(B)	38.57%
Ratio and supplemental data:
Net assets end of year (000’s)	$883,372	$670,845	$672,765	$978,757	$3,792,557
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.86%	0.82%	0.78%
Including waiver and/or reimbursement and recapture	0.82%	0.82%	0.83%	0.81%	0.78%
Net investment income (loss) to average net assets	(0.57)%	(0.56)%	(0.57)%	(0.65)%	(0.73)%
Portfolio turnover rate	74%	20%	26%	46%	63%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.64	$5.89	$6.07	$25.60	$20.68
Investment operations:
Net investment income (loss) (A)	(0.06)	(0.04)	(0.03)	(0.08)	(0.15)
Net realized and unrealized gain (loss)	5.65	3.79	(0.15)	(10.53)	7.90
Total investment operations	5.59	3.75	(0.18)	(10.61)	7.75
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	—	(8.92)	(2.83)
Net asset value, end of year	$15.23	$9.64	$5.89	$6.07	$25.60
Total return	57.99%	63.67%	(3.12)%	(60.64)%	38.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$113,259	$98,497	$34,765	$27,957	$473,580
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.74%	0.76%	0.73%	0.69%
Including waiver and/or reimbursement and recapture	0.73%	0.74%(B)	0.75%	0.72%	0.69%
Net investment income (loss) to average net assets	(0.48)%	(0.47)%	(0.50)%	(0.60)%	(0.63)%
Portfolio turnover rate	74%	20%	26%	46%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of year	$31.03	$19.08	$19.81	$32.68
Investment operations:
Net investment income (loss) (B)	(0.47)	(0.30)	(0.24)	(0.14)
Net realized and unrealized gain (loss)	18.10	12.25	(0.49)	(12.73)
Total investment operations	17.63	11.95	(0.73)	(12.87)
Contributions from affiliate	—	—	—	—
Net asset value, end of year	$48.66	$31.03	$19.08	$19.81
Total return	56.82%	62.63%	(3.78)%	(39.32)%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$15	$9	$6	$6
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.44%	1.54%	1.63%	1.56%(D)
Including waiver and/or reimbursement and recapture	1.41%	1.41%	1.41%	1.11%(D)
Net investment income (loss) to average net assets	(1.17)%	(1.16)%	(1.16)%	(0.92)%(D)
Portfolio turnover rate	74%	20%	26%	46%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.65	$5.89	$6.08	$25.60	$20.68
Investment operations:
Net investment income (loss) (A)	(0.06)	(0.04)	(0.03)	(0.05)	(0.15)
Net realized and unrealized gain (loss)	5.64	3.80	(0.16)	(10.55)	7.90
Total investment operations	5.58	3.76	(0.19)	(10.60)	7.75
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net realized gains	—	—	—	(8.92)	(2.83)
Net asset value, end of year	$15.23	$9.65	$5.89	$6.08	$25.60
Total return	57.82%	63.84%	(3.12)%	(60.64)%	38.69%
Ratio and supplemental data:
Net assets end of year (000’s)	$25,191	$24,810	$17,916	$18,793	$47,106
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.74%	0.76%	0.73%	0.69%
Including waiver and/or reimbursement and recapture	0.74%	0.74%(B)	0.74%	0.72%	0.69%
Net investment income (loss) to average net assets	(0.48)%	(0.48)%	(0.49)%	(0.55)%	(0.63)%
Portfolio turnover rate	74%	20%	26%	46%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Capital Growth (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers six classes of shares, Class A, Class C, Class I, Class I2, Class R and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$10,939,896	$—	$—	$—	$10,939,896
Total Borrowings	$10,939,896	$—	$—	$—	$10,939,896
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Option contracts: The Fund is subject to equity risk, credit risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into option contracts to manage exposure to various market fluctuations. The Fund may purchase or write call and put options on securities and derivative instruments in which the Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.
Options on foreign currency: The Fund may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.
Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.
Open option contracts at October 31, 2025, are included within the Schedule of Investments.
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2025.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions: Investments, at value (A)	$—	$675,190	$—	$—	$—	$675,190
Total	$—	$675,190	$—	$—	$—	$675,190

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2025.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(5,456,992)	$—	$—	$—	$(5,456,992)
Total	$—	$(5,456,992)	$—	$—	$—	$(5,456,992)
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(3,350,625)	$—	$—	$—	$(3,350,625)
Total	$—	$(3,350,625)	$—	$—	$—	$(3,350,625)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2025.
Options:
Average value of option contracts purchased	$2,249,227
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the Fund OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2025. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Goldman Sachs International	$109,648	$—	$(109,648)	$—	$—	$—	$—	$—
JPMorgan Chase Bank, N.A.	19,800	—	(19,800)	—	—	—	—	—
Standard Chartered Bank	545,742	—	(545,742)	—	—	—	—	—
Total	$675,190	$—	$(675,190)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$105,450,215	6.07%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1.5 billion	0.6825%
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion	0.5500
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.11%	March 1, 2026
Class C	1.88	March 1, 2026
Class I	0.82	March 1, 2026
Class I2, Class R6	0.74	March 1, 2026
Class R	1.41	March 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class A	$—	$127,976	$6,824	$134,800
Class C	80,690	68,954	4,936	154,580
Class I	238,404	99,032	48,792	386,228
Class R	6	10	4	20
Class R6	222	364	496	1,082
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
On three occasions during the year ended October 31, 2022, TCL, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCL during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, LLC” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$611,037	$90
Class C	—	8,378
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$1,544,528	$139,956
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
Cross-trades: The Fund is authorized to purchase or sell securities from and to other funds within the Transamerica family of funds or between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of the Fund participating in the transaction. For the year ended October 31, 2025, the Fund engaged in the following cross-trade transactions, which resulted in net realized gains/(losses) as follows:
Purchases	Sales	Net Realized Gains/(Losses)
$—	$5,460,419	$(35,245,228)
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$1,041,796,851	$23,942,172	$1,454,916,229	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies and late year loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(13,817,788)	$13,817,788
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,111,740,310	$670,167,828	$(31,331,933)	$638,835,895
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$274,483,873	$109,959,731
During the year ended October 31, 2025, the capital loss carryforwards utilized are $247,664,820.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$—	$—	$—	$—	$—	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$—	$(384,443,604)	$(9,834,196)	$—	$638,835,908
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Capital Growth
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Capital Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Capital Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Morgan Stanley Investment Management, Inc. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period, in line with the median for the past 10-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-year period and below the benchmark for the past 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Capital Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886756 TA CAP GROWTH 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Core Bond
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Core Bond

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Principal	Value
CORPORATE DEBT SECURITIES - 34.6%
Aerospace & Defense - 1.0%
Boeing Co.
3.50%, 03/01/2039	$ 2,319,000	$ 1,887,436
5.81%, 05/01/2050	696,000	691,272
6.53%, 05/01/2034	3,849,000	4,258,803
6.86%, 05/01/2054	1,578,000	1,796,091
General Electric Co.
4.13%, 10/09/2042	1,735,000	1,508,682
4.30%, 07/29/2030	2,140,000	2,156,138
4.50%, 03/11/2044	2,189,000	1,996,750
HEICO Corp.
5.35%, 08/01/2033	3,008,000	3,129,237
		17,424,409
Automobile Components - 0.2%
Aptiv Swiss Holdings Ltd.
3.25%, 03/01/2032	1,988,000	1,838,928
ZF North America Capital, Inc.
6.88%, 04/23/2032 (A)	2,225,000	2,030,847
		3,869,775
Automobiles - 0.5%
General Motors Co.
5.35%, 04/15/2028	1,356,000	1,388,677
6.25%, 10/02/2043	922,000	942,042
Hyundai Capital America
5.40%, 06/23/2032 (A)	4,233,000	4,376,430
Volkswagen Group of America Finance LLC
4.85%, 09/11/2030 (A)	2,668,000	2,686,792
		9,393,941
Banks - 5.8%
Banco Santander SA
Fixed until 03/14/2027, 5.55% (B), 03/14/2028	2,400,000	2,438,483
Bank of America Corp.
Fixed until 05/09/2035, 5.46% (B), 05/09/2036	4,869,000	5,093,880
Fixed until 09/15/2028, 5.82% (B), 09/15/2029	9,016,000	9,409,887
Bank of New York Mellon Corp.
Fixed until 07/21/2034, 5.61% (B), 07/21/2039	1,085,000	1,133,792
Barclays PLC
Fixed until 02/25/2035, 5.79% (B), 02/25/2036	1,602,000	1,675,420
Fixed until 11/02/2025, 7.33% (B), 11/02/2026	3,834,000	3,834,000
CaixaBank SA
Fixed until 09/13/2033, 6.84% (B), 09/13/2034 (A)	6,634,000	7,398,066
Canadian Imperial Bank of Commerce
Fixed until 01/13/2030, 5.25% (B), 01/13/2031	2,971,000	3,066,419
Citigroup, Inc.
Fixed until 05/25/2033, 6.17% (B), 05/25/2034	1,395,000	1,481,489
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (B), 10/21/2032	$ 4,206,000	$ 3,783,472
Fixed until 10/21/2035, 4.94% (B), 10/21/2036	2,756,000	2,742,541
Intesa Sanpaolo SpA
Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	3,561,000	4,206,093
JPMorgan Chase & Co.
Fixed until 10/22/2035, 4.81% (B), 10/22/2036	1,475,000	1,470,293
Fixed until 01/23/2029, 5.01% (B), 01/23/2030	7,430,000	7,610,650
Fixed until 07/23/2035, 5.58% (B), 07/23/2036	3,663,000	3,798,036
Fixed until 04/22/2034, 5.77% (B), 04/22/2035	1,329,000	1,417,356
Fixed until 10/23/2028, 6.09% (B), 10/23/2029	1,485,000	1,565,047
M&T Bank Corp.
Fixed until 07/08/2030, 5.18% (B), 07/08/2031	2,801,000	2,862,009
Fixed until 01/16/2035, 5.39% (B), 01/16/2036	1,032,000	1,045,329
Fixed until 10/30/2028, 7.41% (B), 10/30/2029	1,403,000	1,518,842
Morgan Stanley
Fixed until 10/22/2035, 4.89% (B), 10/22/2036	1,632,000	1,623,025
Fixed until 07/19/2034, 5.32% (B), 07/19/2035	2,464,000	2,534,038
Fixed until 01/18/2034, 5.47% (B), 01/18/2035	1,815,000	1,887,717
Fixed until 04/18/2029, 5.66% (B), 04/18/2030	6,931,000	7,230,154
NatWest Group PLC
Fixed until 03/01/2034, 5.78% (B), 03/01/2035	3,830,000	4,053,296
PNC Financial Services Group, Inc.
Fixed until 07/21/2035, 5.37% (B), 07/21/2036	1,869,000	1,919,940
Fixed until 08/18/2033, 5.94% (B), 08/18/2034	3,444,000	3,695,608
State Street Corp.
Fixed until 10/23/2035, 4.78% (B), 10/23/2036	1,480,000	1,473,993
UBS Group AG
Fixed until 09/23/2030, 4.40% (B), 09/23/2031 (A)	2,273,000	2,264,777
Fixed until 08/12/2032, 6.54% (B), 08/12/2033 (A)	2,904,000	3,211,389
Wells Fargo & Co.
Fixed until 01/24/2030, 5.24% (B), 01/24/2031	3,036,000	3,142,205
Fixed until 04/23/2035, 5.61% (B), 04/23/2036	3,090,000	3,247,184
		103,834,430
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	$ 2,669,000	$ 2,341,474
Constellation Brands, Inc.
4.95%, 11/01/2035	2,172,000	2,138,120
		4,479,594
Biotechnology - 0.6%
Amgen, Inc.
2.80%, 08/15/2041	1,754,000	1,293,509
5.60%, 03/02/2043	1,781,000	1,807,985
CSL Finance PLC
4.63%, 04/27/2042 (A)	1,755,000	1,609,321
Gilead Sciences, Inc.
5.10%, 06/15/2035	2,852,000	2,938,094
Royalty Pharma PLC
2.20%, 09/02/2030	1,832,000	1,652,106
5.20%, 09/25/2035	1,948,000	1,951,572
		11,252,587
Building Products - 0.5%
Amrize Finance U.S. LLC
4.75%, 09/22/2046 (A)	799,000	711,282
5.40%, 04/07/2035 (A)	1,849,000	1,909,344
Carlisle Cos., Inc.
5.25%, 09/15/2035	1,155,000	1,175,035
Owens Corning
4.30%, 07/15/2047	2,665,000	2,215,698
Vulcan Materials Co.
5.35%, 12/01/2034	2,156,000	2,229,464
		8,240,823
Chemicals - 0.2%
Nutrien Ltd.
4.90%, 03/27/2028	1,903,000	1,935,645
OCP SA
6.75%, 05/02/2034 (A)	2,093,000	2,273,016
		4,208,661
Commercial Services & Supplies - 1.3%
ADT Security Corp.
4.13%, 08/01/2029 (A)	1,958,000	1,896,111
Ashtead Capital, Inc.
5.55%, 05/30/2033 (A)	2,700,000	2,781,013
Element Fleet Management Corp.
5.04%, 03/25/2030 (A)	4,663,000	4,762,834
GXO Logistics, Inc.
2.65%, 07/15/2031	5,330,000	4,758,052
6.50%, 05/06/2034	1,701,000	1,825,604
Herc Holdings, Inc.
7.00%, 06/15/2030 (A)	1,663,000	1,740,627
Quanta Services, Inc.
2.90%, 10/01/2030	2,647,000	2,475,548
5.25%, 08/09/2034	629,000	647,162
Veralto Corp.
5.45%, 09/18/2033	1,710,000	1,791,243
		22,678,194
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment - 0.8%
America Movil SAB de CV
4.38%, 07/16/2042	$ 2,100,000	$ 1,855,433
NTT Finance Corp.
4.62%, 07/16/2028 (A)	2,043,000	2,065,604
T-Mobile USA, Inc.
3.50%, 04/15/2031	2,683,000	2,551,170
3.88%, 04/15/2030	2,406,000	2,356,675
4.95%, 11/15/2035	1,877,000	1,863,940
Verizon Communications, Inc.
1.68%, 10/30/2030	1,937,000	1,706,668
2.99%, 10/30/2056	4,629,000	2,812,173
		15,211,663
Construction & Engineering - 0.1%
Sitios Latinoamerica SAB de CV
6.00%, 11/25/2029 (A)	2,021,000	2,087,835
Consumer Staples Distribution & Retail - 0.4%
7-Eleven, Inc.
1.80%, 02/10/2031 (A)	3,054,000	2,659,415
Lowe's Cos., Inc.
3.75%, 04/01/2032	3,993,000	3,810,366
		6,469,781
Distributors - 0.1%
LKQ Corp.
6.25%, 06/15/2033	1,751,000	1,867,787
Diversified REITs - 1.4%
American Tower Trust #1
3.65%, 03/15/2048 (A)	2,395,000	2,356,235
GLP Capital LP/GLP Financing II, Inc.
5.25%, 02/15/2033	3,272,000	3,270,020
Safehold GL Holdings LLC
6.10%, 04/01/2034	2,189,000	2,308,680
SBA Tower Trust
1.63%, 05/15/2051 (A)	5,961,000	5,792,502
1.88%, 07/15/2050 (A)	1,044,000	1,038,387
VICI Properties LP
4.95%, 02/15/2030	4,298,000	4,344,181
Weyerhaeuser Co.
4.00%, 04/15/2030	3,034,000	2,991,320
WP Carey, Inc.
5.38%, 06/30/2034	2,367,000	2,430,495
		24,531,820
Electric Utilities - 1.7%
Black Hills Corp.
4.55%, 01/31/2031	1,382,000	1,379,179
Chile Electricity Lux MPC II SARL
5.58%, 10/20/2035 (A)	3,244,339	3,337,776
Cleveland Electric Illuminating Co.
5.95%, 12/15/2036	436,000	462,150
CMS Energy Corp.
4.88%, 03/01/2044	694,000	630,991
DTE Electric Co.
4.30%, 07/01/2044	5,187,000	4,508,724
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Duke Energy Corp.
3.75%, 09/01/2046	$ 4,164,000	$ 3,210,324
4.95%, 09/15/2035	4,181,000	4,157,218
Duke Energy Progress LLC
3.60%, 09/15/2047	1,939,000	1,479,322
NRG Energy, Inc.
6.00%, 02/01/2033 (A)	641,000	653,873
Oncor Electric Delivery Co. LLC
5.30%, 06/01/2042	502,000	496,784
Pacific Gas & Electric Co.
2.50%, 02/01/2031	2,121,000	1,898,411
Southern Power Co.
4.25%, 10/01/2030	1,320,000	1,312,368
4.90%, 10/01/2035	1,780,000	1,761,090
Vistra Operations Co. LLC
5.25%, 10/15/2035 (A)	2,619,000	2,601,425
6.88%, 04/15/2032 (A)	2,225,000	2,337,009
		30,226,644
Electronic Equipment, Instruments & Components - 0.7%
Arrow Electronics, Inc.
5.88%, 04/10/2034	1,923,000	2,009,892
Hubbell, Inc.
4.80%, 11/15/2035 (C)	3,282,000	3,268,388
Keysight Technologies, Inc.
4.95%, 10/15/2034	1,211,000	1,221,198
Sensata Technologies, Inc.
4.38%, 02/15/2030 (A)	1,965,000	1,894,843
Tyco Electronics Group SA
5.00%, 05/09/2035	3,353,000	3,398,081
		11,792,402
Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp.
3.90%, 05/17/2028 (A)	2,857,000	2,850,306
Financial Services - 1.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
4.45%, 04/03/2026	3,092,000	3,093,141
4.95%, 09/10/2034	1,115,000	1,110,008
Ally Financial, Inc.
Fixed until 05/15/2028, 5.74% (B), 05/15/2029	786,000	801,827
American Express Co.
Fixed until 04/25/2029, 5.53% (B), 04/25/2030	2,793,000	2,914,932
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	1,638,000	1,627,594
Avolon Holdings Funding Ltd.
5.75%, 11/15/2029 (A)	4,309,000	4,467,710
Blackstone Reg Finance Co. LLC
4.95%, 02/15/2036 (C)	1,363,000	1,352,961
Capital One Financial Corp.
Fixed until 09/11/2035, 5.20% (B), 09/11/2036	4,088,000	4,060,871
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
Capital One Financial Corp. (continued)
Fixed until 07/26/2034, 5.88% (B), 07/26/2035	$ 4,314,000	$ 4,517,368
Fixed until 01/30/2035, 6.18% (B), 01/30/2036	944,000	983,800
Citadel Finance LLC
5.90%, 02/10/2030 (A)	3,466,000	3,501,230
LPL Holdings, Inc.
5.70%, 05/20/2027	1,474,000	1,501,848
Rocket Cos., Inc.
6.13%, 08/01/2030 (A)	2,120,000	2,186,786
UWM Holdings LLC
6.25%, 03/15/2031 (A)	2,362,000	2,357,751
		34,477,827
Food Products - 1.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
5.50%, 03/31/2031 (A)(C)	209,000	210,652
6.25%, 03/15/2033 (A)	416,000	427,621
BAT Capital Corp.
4.63%, 03/22/2033	2,480,000	2,450,067
5.63%, 08/15/2035	3,988,000	4,142,783
Bunge Ltd. Finance Corp.
5.15%, 08/04/2035	4,075,000	4,128,698
Cargill, Inc.
5.13%, 02/11/2035 (A)	2,503,000	2,574,890
Imperial Brands Finance PLC
5.63%, 07/01/2035 (A)	3,370,000	3,439,552
J.M. Smucker Co.
6.50%, 11/15/2043	1,464,000	1,592,171
JBS USA Holding LUX SARL/JBS USA Foods Group Holdings, Inc./JBS USA Food Co.
5.50%, 01/15/2036 (A)	4,216,000	4,272,157
Kroger Co.
5.00%, 09/15/2034	1,802,000	1,816,752
Philip Morris International, Inc.
4.63%, 10/29/2035	4,201,000	4,096,944
Pilgrim's Pride Corp.
6.88%, 05/15/2034	2,135,000	2,363,878
Sysco Corp.
5.40%, 03/23/2035	1,773,000	1,834,237
		33,350,402
Health Care Equipment & Supplies - 0.2%
Alcon Finance Corp.
5.75%, 12/06/2052 (A)	871,000	895,805
GE HealthCare Technologies, Inc.
4.80%, 08/14/2029	1,527,000	1,558,127
5.50%, 06/15/2035	1,566,000	1,622,936
		4,076,868
Health Care Providers & Services - 1.1%
Centene Corp.
3.38%, 02/15/2030	2,033,000	1,870,189
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Cigna Group
2.40%, 03/15/2030	$ 1,671,000	$ 1,545,273
5.25%, 01/15/2036	2,911,000	2,956,805
Elevance Health, Inc.
5.70%, 09/15/2055	1,972,000	1,961,691
HCA, Inc.
4.90%, 11/15/2035	3,408,000	3,367,500
6.00%, 04/01/2054	2,334,000	2,366,040
Health Care Service Corp. A Mutual Legal Reserve Co.
5.88%, 06/15/2054 (A)	1,100,000	1,086,656
Laboratory Corp. of America Holdings
4.80%, 10/01/2034	3,234,000	3,205,514
UnitedHealth Group, Inc.
5.15%, 07/15/2034	1,920,000	1,973,301
		20,332,969
Health Care REITs - 0.2%
Healthpeak OP LLC
4.75%, 01/15/2033	4,217,000	4,193,959
Hotels, Restaurants & Leisure - 0.7%
Carnival Corp.
5.75%, 08/01/2032 (A)	1,414,000	1,452,578
6.13%, 02/15/2033 (A)	1,946,000	2,006,656
Hyatt Hotels Corp.
5.25%, 06/30/2029	2,285,000	2,349,930
MGM Resorts International
6.13%, 09/15/2029	3,144,000	3,200,922
Royal Caribbean Cruises Ltd.
5.38%, 01/15/2036	2,768,000	2,786,761
		11,796,847
Household Durables - 0.1%
Whirlpool Corp.
6.13%, 06/15/2030	1,031,000	1,020,872
Insurance - 2.1%
Allstate Corp.
5.05%, 06/24/2029	4,683,000	4,817,890
5.25%, 03/30/2033	1,484,000	1,539,548
American International Group, Inc.
5.45%, 05/07/2035	1,278,000	1,329,356
Aon North America, Inc.
5.45%, 03/01/2034	1,892,000	1,971,255
5.75%, 03/01/2054	2,570,000	2,595,474
Brown & Brown, Inc.
5.25%, 06/23/2032	874,000	895,172
5.55%, 06/23/2035	3,372,000	3,470,619
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	7,344,000	7,427,804
Corebridge Financial, Inc.
5.75%, 01/15/2034	1,697,000	1,776,637
Fortitude Group Holdings LLC
6.25%, 04/01/2030 (A)	1,254,000	1,302,244
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Muenchener Rueckversicherungs- Gesellschaft AG
Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	$ 2,000,000	$ 2,096,836
Prudential Financial, Inc.
Fixed until 07/01/2030, 3.70% (B), 10/01/2050	3,601,000	3,354,467
RenaissanceRe Holdings Ltd.
5.80%, 04/01/2035	671,000	702,750
RGA Global Funding
5.05%, 12/06/2031 (A)	4,215,000	4,296,422
		37,576,474
Internet & Catalog Retail - 0.6%
AppLovin Corp.
5.50%, 12/01/2034	2,593,000	2,663,324
Expedia Group, Inc.
5.40%, 02/15/2035	3,447,000	3,533,987
Meta Platforms, Inc.
4.20%, 11/15/2030 (C)	3,506,000	3,502,352
Uber Technologies, Inc.
4.80%, 09/15/2034	1,356,000	1,356,250
		11,055,913
IT Services - 0.4%
Crowdstrike Holdings, Inc.
3.00%, 02/15/2029	570,000	543,113
Dell International LLC/EMC Corp.
4.85%, 02/01/2035	3,521,000	3,465,000
Hewlett Packard Enterprise Co.
5.00%, 10/15/2034	3,582,000	3,544,214
		7,552,327
Machinery - 0.5%
Eaton Capital ULC
4.45%, 05/09/2030	1,379,000	1,391,796
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	5,383,000	5,061,958
Ingersoll Rand, Inc.
5.45%, 06/15/2034	2,200,000	2,290,904
		8,744,658
Media - 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050	2,295,000	1,795,997
Comcast Corp.
2.94%, 11/01/2056	1,032,000	597,982
NBCUniversal Media LLC
4.45%, 01/15/2043	2,137,000	1,830,520
		4,224,499
Metals & Mining - 0.5%
Anglo American Capital PLC
4.50%, 03/15/2028 (A)	3,182,000	3,194,287
ArcelorMittal SA
6.55%, 11/29/2027	3,782,000	3,932,941
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Glencore Funding LLC
2.63%, 09/23/2031 (A)	$ 2,582,000	$ 2,319,377
		9,446,605
Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (A)	1,423,000	1,453,320
Office REITs - 0.1%
Boston Properties LP
5.75%, 01/15/2035	2,047,000	2,093,210
Oil, Gas & Consumable Fuels - 2.8%
Cheniere Energy Partners LP
5.95%, 06/30/2033	4,010,000	4,231,893
Diamondback Energy, Inc.
5.40%, 04/18/2034	3,192,000	3,254,075
Ecopetrol SA
7.75%, 02/01/2032	1,496,000	1,545,839
Enbridge, Inc.
4.90%, 06/20/2030	1,907,000	1,950,972
5.63%, 04/05/2034	3,190,000	3,329,362
Energy Transfer LP
5.15%, 03/15/2045	1,064,000	946,341
5.55%, 02/15/2028	857,000	881,322
5.95%, 10/01/2043	824,000	810,451
EQT Corp.
6.38%, 04/01/2029	1,216,000	1,256,545
Greensaif Pipelines Bidco SARL
5.85%, 02/23/2036 (A)	1,972,000	2,074,645
Gulfstream Natural Gas System LLC
5.60%, 07/23/2035 (A)	1,518,000	1,554,650
Hess Midstream Operations LP
6.50%, 06/01/2029 (A)	1,923,000	1,992,618
Occidental Petroleum Corp.
5.20%, 08/01/2029	1,484,000	1,515,044
ONEOK, Inc.
6.10%, 11/15/2032	3,739,000	4,000,172
Petroleos Mexicanos
6.84%, 01/23/2030	3,109,000	3,191,277
7.69%, 01/23/2050	641,000	581,259
Repsol E&P Capital Markets U.S. LLC
5.98%, 09/16/2035 (A)	3,337,000	3,395,577
Sabine Pass Liquefaction LLC
4.20%, 03/15/2028	1,840,000	1,840,626
Shell Finance U.S., Inc.
3.75%, 09/12/2046	1,821,000	1,447,499
Shell International Finance BV
2.50%, 09/12/2026	1,988,000	1,966,096
Sunoco LP
5.63%, 03/15/2031 (A)	557,000	557,359
Venture Global Plaquemines LNG LLC
7.75%, 05/01/2035 (A)	4,089,000	4,614,081
Western Midstream Operating LP
6.15%, 04/01/2033	2,637,000	2,778,373
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.
5.40%, 03/04/2044	$ 698,000	$ 676,681
		50,392,757
Paper & Forest Products - 0.1%
Georgia-Pacific LLC
4.95%, 06/30/2032 (A)	1,697,000	1,739,865
Passenger Airlines - 0.3%
American Airlines Pass-Through Trust
3.20%, 12/15/2029	136	132
Southwest Airlines Co.
4.38%, 11/15/2028 (C)	3,656,000	3,647,441
United Airlines Pass-Through Trust
3.75%, 03/03/2028	1,832,913	1,821,450
		5,469,023
Pharmaceuticals - 1.4%
Bayer U.S. Finance II LLC
4.38%, 12/15/2028 (A)	2,554,000	2,545,049
Bristol-Myers Squibb Co.
5.65%, 02/22/2064	1,129,000	1,120,754
Cardinal Health, Inc.
5.45%, 02/15/2034	1,855,000	1,929,778
CVS Health Corp.
5.45%, 09/15/2035	3,368,000	3,439,050
6.00%, 06/01/2044	2,614,000	2,647,639
Fixed until 12/10/2029, 7.00% (B), 03/10/2055	3,638,000	3,822,378
Merck & Co., Inc.
5.00%, 05/17/2053	1,087,000	1,022,995
Pfizer Investment Enterprises Pte. Ltd.
5.11%, 05/19/2043	2,808,000	2,726,368
Takeda U.S. Financing, Inc.
5.20%, 07/07/2035	3,555,000	3,617,147
Viatris, Inc.
2.30%, 06/22/2027	2,493,000	2,398,300
		25,269,458
Residential REITs - 0.2%
American Homes 4 Rent LP
5.50%, 02/01/2034	2,961,000	3,057,435
Retail REITs - 0.2%
NNN REIT, Inc.
4.60%, 02/15/2031	4,044,000	4,061,089
Semiconductors & Semiconductor Equipment - 1.5%
Broadcom, Inc.
3.14%, 11/15/2035 (A)	3,062,000	2,653,868
Foundry JV Holdco LLC
5.88%, 01/25/2034 (A)	2,528,000	2,610,137
5.90%, 01/25/2033 (A)	2,594,000	2,730,460
Intel Corp.
4.80%, 10/01/2041	2,563,000	2,309,457
Kioxia Holdings Corp.
6.25%, 07/24/2030 (A)	4,949,000	5,109,753
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
Microchip Technology, Inc.
5.05%, 03/15/2029	$ 2,816,000	$ 2,870,729
Micron Technology, Inc.
5.30%, 01/15/2031	3,014,000	3,115,484
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	1,240,000	831,202
5.25%, 08/19/2035	2,931,000	2,957,565
QUALCOMM, Inc.
3.25%, 05/20/2050	1,824,000	1,289,601
		26,478,256
Software - 1.0%
Cadence Design Systems, Inc.
4.70%, 09/10/2034	1,750,000	1,754,494
Fair Isaac Corp.
6.00%, 05/15/2033 (A)	1,071,000	1,090,166
Fiserv, Inc.
5.45%, 03/02/2028	2,134,000	2,174,601
Intuit, Inc.
5.50%, 09/15/2053	1,146,000	1,150,974
Oracle Corp.
5.88%, 09/26/2045	2,200,000	2,118,261
5.95%, 09/26/2055	849,000	804,932
6.90%, 11/09/2052	2,702,000	2,881,040
Roper Technologies, Inc.
4.90%, 10/15/2034	2,531,000	2,525,859
Synopsys, Inc.
5.15%, 04/01/2035	1,688,000	1,714,688
5.70%, 04/01/2055	1,209,000	1,221,404
		17,436,419
Specialized REITs - 0.2%
Extra Space Storage LP
5.40%, 06/15/2035	3,468,000	3,549,393
Transportation Infrastructure - 0.6%
Avolon Holdings Funding Ltd.
4.90%, 10/10/2030 (A)	3,563,000	3,579,889
Canadian Pacific Railway Co.
2.45%, 12/02/2031	5,648,000	5,039,301
United Parcel Service, Inc.
5.25%, 05/14/2035	1,778,000	1,843,823
		10,463,013
Total Corporate Debt Securities (Cost $608,382,495)		619,734,110
U.S. GOVERNMENT OBLIGATIONS - 28.2%
U.S. Treasury - 26.1%
U.S. Treasury Bonds
1.25%, 05/15/2050	7,666,300	3,809,193
1.38%, 11/15/2040	16,615,700	10,946,241
1.88%, 11/15/2051	8,786,000	5,028,955
2.00%, 02/15/2050	8,520,000	5,153,934
2.25%, 08/15/2046 - 02/15/2052	7,473,000	4,854,611
2.38%, 05/15/2051	8,091,000	5,264,207
2.50%, 02/15/2045 - 05/15/2046	23,894,600	17,104,420
2.75%, 08/15/2047 - 11/15/2047	16,156,000	11,820,109
	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
2.88%, 08/15/2045 - 05/15/2049	$ 9,726,500	$ 7,337,850
3.00%, 08/15/2048 - 08/15/2052	20,288,400	15,163,090
3.13%, 05/15/2048	6,559,000	5,110,640
3.50%, 02/15/2039	3,774,000	3,472,965
3.63%, 02/15/2044 - 05/15/2053	11,446,500	9,689,315
4.00%, 11/15/2052	5,195,000	4,642,828
4.13%, 08/15/2053	3,453,000	3,150,862
4.25%, 05/15/2039 - 08/15/2054	8,683,600	8,235,951
4.50%, 11/15/2054	4,260,000	4,143,016
4.63%, 05/15/2044 - 02/15/2055	21,189,000	21,093,274
4.75%, 02/15/2045 - 08/15/2055	20,626,800	20,895,488
5.00%, 05/15/2045	4,408,000	4,613,247
5.25%, 02/15/2029	945,100	994,755
U.S. Treasury Notes
0.63%, 05/15/2030 - 08/15/2030	41,155,000	35,751,667
1.13%, 10/31/2026	3,314,000	3,230,244
1.25%, 11/30/2026 - 08/15/2031	24,709,000	23,276,767
1.50%, 01/31/2027 - 02/15/2030	11,330,000	10,672,544
1.63%, 05/15/2031	7,182,900	6,421,681
1.88%, 02/15/2032	3,951,000	3,521,174
2.63%, 01/31/2026 - 02/15/2029	15,094,400	14,804,089
2.75%, 08/15/2032	7,685,000	7,170,465
2.88%, 05/15/2032	13,000,000	12,264,687
3.13%, 08/31/2027	6,623,000	6,566,342
3.50%, 01/31/2028	6,854,000	6,840,078
3.75%, 12/31/2030 - 08/31/2031	15,773,000	15,756,011
3.88%, 11/30/2027 - 07/31/2030	15,762,100	15,868,288
4.00%, 01/15/2027 - 07/31/2032	59,470,000	59,983,645
4.13%, 02/28/2027 - 11/15/2032	58,545,000	59,285,955
4.25%, 05/15/2035 - 08/15/2035	5,355,000	5,422,580
4.50%, 05/31/2029	2,871,000	2,952,980
4.63%, 04/30/2029	3,982,000	4,110,482
		466,424,630
U.S. Treasury Inflation-Protected Securities - 2.1%
U.S. Treasury Inflation-Protected Indexed Bonds
1.50%, 02/15/2053	8,380,562	6,792,828
2.50%, 01/15/2029	22,429,663	23,321,486
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2030	8,394,561	7,965,177
		38,079,491
Total U.S. Government Obligations (Cost $521,071,908)		504,504,121
U.S. GOVERNMENT AGENCY OBLIGATIONS - 24.2%
Federal Home Loan Mortgage Corp.
5.00%, 12/01/2035	130,695	134,071
5.50%, 04/01/2053 - 07/01/2053	12,998,541	13,165,394
6.00%, 05/01/2031	72,698	75,812
6-Month RFUCC Treasury + 1.36%,
5.98% (B), 05/01/2037	7,129	7,180
6-Month RFUCC Treasury + 1.57%,
6.14% (B), 04/01/2037	9,088	9,188
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
6.32% (B), 02/01/2037	$ 1,411	$ 1,416
1-Year RFUCC Treasury + 1.66%,
6.46% (B), 01/01/2038	39,395	40,409
1-Year RFUCC Treasury + 1.73%,
6.48% (B), 09/01/2035	95,875	98,667
1-Year RFUCC Treasury + 1.81%,
6.56% (B), 09/01/2037	5,979	6,166
1-Year RFUCC Treasury + 1.75%,
6.63% (B), 12/01/2034	4,076	4,182
1-Year RFUCC Treasury + 1.90%,
6.78% (B), 02/01/2041	8,445	8,676
6-Month RFUCC Treasury + 2.12%,
6.86% (B), 05/01/2037	3,732	3,732
Federal National Mortgage Association
3.50%, 07/01/2028 - 01/01/2029	290,157	286,465
4.50%, 08/01/2052	10,109,404	9,899,186
5.00%, 04/01/2039 - 02/01/2054	46,323,691	46,407,048
5.50%, 04/01/2036 - 03/01/2053	11,204,870	11,416,920
6.00%, 02/01/2034 - 06/01/2054	11,802,578	12,127,987
6.50%, 06/01/2038 - 05/01/2040	553,900	588,403
6-Month RFUCC Treasury + 0.92%,
5.53% (B), 08/01/2037	340	338
6-Month RFUCC Treasury + 1.52%,
6.12% (B), 01/01/2035	2,110	2,162
1-Year RFUCC Treasury + 1.75%,
6.54% (B), 08/01/2035	9,907	10,186
6.63% (B), 03/01/2041	7,397	7,604
Government National Mortgage Association REMICS, Interest Only STRIPS
0.65% (B), 02/16/2053	1,860,815	27,839
Tennessee Valley Authority
5.88%, 04/01/2036	2,768,000	3,109,564
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2040 - 11/01/2055 (C)	35,697,000	29,888,384
2.50%, 11/01/2040 - 11/01/2055 (C)	91,853,000	78,496,864
3.00%, 11/01/2040 - 11/01/2055 (C)	66,199,000	59,014,688
3.50%, 11/01/2040 - 11/01/2055 (C)	35,255,000	32,892,918
4.00%, 11/01/2055 (C)	35,432,000	33,614,603
4.50%, 11/01/2055 (C)	34,302,000	33,431,466
5.00%, 11/01/2055 (C)	14,818,000	14,742,235
5.50%, 11/01/2054 (C)	36,139,000	36,511,111
6.00%, 11/01/2054 (C)	16,297,000	16,664,611
Total U.S. Government Agency Obligations (Cost $432,062,245)		432,695,475
MORTGAGE-BACKED SECURITIES - 6.3%
Alternative Loan Trust
Series 2005-36, Class 2A1A, 1-Month Term SOFR + 0.73%, 4.73% (B), 08/25/2035	220,294	206,435
Series 2005-50CB, Class 1A1, 5.50% , 11/25/2035	330,576	271,295
Series 2005-51, Class 3A3A, 1-Month Term SOFR + 0.75%, 4.78% (B), 11/20/2035	267,504	241,566
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2007-22, Class 2A16, 6.50% , 09/25/2037	$ 4,505,575	$ 1,589,030
Series 2007-5CB, Class 1A31, 5.50% , 04/25/2037	642,828	290,281
Bear Stearns Alt-A Trust
Series 2004-11, Class 2A2, 5.30% (B), 11/25/2034	19,449	18,698
Benchmark Mortgage Trust
Series 2025-V18, Class A3, 5.18% , 10/15/2058	6,300,000	6,484,348
BRAVO Residential Funding Trust
Series 2024-NQM3, Class A1, 6.19% (B), 03/25/2064 (A)	2,481,266	2,506,110
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1, 6.74% (B), 02/25/2034	3,692	3,699
Series 2005-3, Class 1A2, 1-Month Term SOFR + 0.69%, 4.69% (B), 04/25/2035	46,492	44,814
CIM Trust
Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	3,482,284	3,155,949
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A, 4.00% (B), 01/25/2035 (A)	143,441	140,246
Series 2015-PS1, Class A1, 3.75% (B), 09/25/2042 (A)	111,338	108,027
Series 2018-RP1, Class A1, 3.00% (B), 09/25/2064 (A)	347,907	342,645
COLT Mortgage Loan Trust
Series 2024-2, Class A1, 6.13% (B), 04/25/2069 (A)	2,315,858	2,337,416
Cross Mortgage Trust
Series 2025-H8, Class A1, 5.00% (B), 11/25/2070 (A)(C)	4,550,000	4,549,995
CSMC Trust
Series 2021-RPL6, Class A1, 2.00% (B), 10/25/2060 (A)	2,802,599	2,550,758
GCAT Trust
Series 2025-NQM6, Class A1, 4.94% (B), 10/25/2070 (A)	4,100,000	4,084,655
GMACM Mortgage Loan Trust
Series 2005-AR1, Class 3A, 4.06% (B), 03/18/2035	2,248	2,044
Hudson Yards Mortgage Trust
Series 2025-SPRL, Class A, 5.47% (B), 01/13/2040 (A)	5,150,000	5,331,739
Impac CMB Trust
Series 2004-6, Class 1A1, 1-Month Term SOFR + 0.91%, 4.91% (B), 10/25/2034	1,145	1,143
IndyMac INDX Mortgage Loan Trust
Series 2007-AR15, Class 2A1, 3.38% (B), 08/25/2037	241,133	168,498
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1, 5.37% (B), 02/25/2034	9,956	9,132
Series 2006-S3, Class 1A12, 6.50% , 08/25/2036	150,014	47,868
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Manhattan West Mortgage Trust
Series 2020-1MW, Class A, 2.13% , 09/10/2039 (A)	$ 3,989,042	$ 3,810,004
Series 2020-1MW, Class B, 2.34% (B), 09/10/2039 (A)	5,024,000	4,803,061
MASTR Adjustable Rate Mortgages Trust
Series 2007-R5, Class A1, 5.56% (B), 11/25/2035 (A)	131,445	54,821
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1, 1-Month Term SOFR + 0.75%, 4.75% (B), 10/25/2028	1,424	1,398
Series 2004-A1, Class 2A1, 6.18% (B), 02/25/2034	25,068	23,829
Series 2005-A4, Class 2A2, 5.70% (B), 07/25/2035	24,574	22,878
Nationstar Mortgage Loan Trust
Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	496,660	477,151
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (B), 01/25/2054 (A)	204,856	199,543
Series 2014-2A, Class A3, 3.75% (B), 05/25/2054 (A)	167,155	160,404
Series 2014-3A, Class AFX3, 3.75% (B), 11/25/2054 (A)	554,879	534,028
Series 2015-2A, Class A1, 3.75% (B), 08/25/2055 (A)	667,381	649,994
Series 2016-2A, Class A1, 3.75% (B), 11/26/2035 (A)	584,660	568,374
Series 2016-3A, Class A1B, 3.25% (B), 09/25/2056 (A)	1,243,334	1,181,479
Series 2017-1A, Class A1, 4.00% (B), 02/25/2057 (A)	1,038,792	1,013,469
Series 2017-2A, Class A3, 4.00% (B), 03/25/2057 (A)	1,222,748	1,189,132
Series 2017-3A, Class A1, 4.00% (B), 04/25/2057 (A)	1,687,151	1,635,721
Series 2017-4A, Class A1, 4.00% (B), 05/25/2057 (A)	878,273	847,396
Series 2018-1A, Class A1A, 4.00% (B), 12/25/2057 (A)	522,791	511,606
Series 2018-RPL1, Class A1, 3.50% (B), 12/25/2057 (A)	4,797,385	4,662,298
Series 2019-4A, Class A1B, 3.50% (B), 12/25/2058 (A)	948,289	892,138
Series 2019-5A, Class A1B, 3.50% (B), 08/25/2059 (A)	838,065	799,180
Series 2019-6A, Class A1B, 3.50% (B), 09/25/2059 (A)	1,252,238	1,189,170
OBX Trust
Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	2,525,409	2,532,192
Series 2024-NQM4, Class A1, 6.07% (B), 01/25/2064 (A)	2,851,388	2,882,751
Series 2024-NQM5, Class A1, 5.99% (B), 01/25/2064 (A)	1,089,109	1,099,449
Series 2024-NQM6, Class A1, 6.45% (B), 02/25/2064 (A)	1,930,429	1,961,326
Series 2024-NQM7, Class A1, 6.24% (B), 03/25/2064 (A)	3,261,542	3,301,649
	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
OBX Trust (continued)
Series 2025-NQM18, Class A1, 5.06% (B), 09/25/2065 (A)	$ 5,962,867	$ 5,961,490
Series 2025-NQM2, Class A1, 5.60% (B), 11/25/2064 (A)	2,312,839	2,330,728
Provident Funding Mortgage Trust
Series 2025-5, Class A2, 5.50% (B), 11/25/2055 (A)	4,754,000	4,767,742
RALI Trust
Series 2007-QO4, Class A1A, 1-Month Term SOFR + 0.49%, 4.49% (B), 05/25/2047	216,852	203,183
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1, 4.16% (B), 07/25/2035	169,951	85,730
Series 2007-3, Class 3A1, 4.82% (B), 04/25/2047	452,560	168,963
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1, 1-Month Term SOFR + 0.81%, 4.85% (B), 01/19/2034	6,337	6,100
Towd Point Mortgage Trust
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	530,569	519,601
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	696,189	685,549
Series 2018-1, Class A1, 3.00% (B), 01/25/2058 (A)	556,808	552,400
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	1,712,672	1,629,315
Series 2019-1, Class A1, 3.75% (B), 03/25/2058 (A)	4,472,816	4,359,418
Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	6,123,655	5,888,788
Series 2020-4, Class A1, 1.75% , 10/25/2060 (A)	2,000,573	1,827,624
Series 2021-1, Class A1, 2.25% (B), 11/25/2061 (A)	2,551,183	2,406,774
Series 2022-4, Class A1, 3.75% , 09/25/2062 (A)	4,511,130	4,341,100
Series 2023-1, Class A1, 3.75% , 01/25/2063 (A)	5,792,911	5,624,584
WaMu Mortgage Pass-Through Certificates Trust
Series 2005-AR8, Class 2A1A, 1-Month Term SOFR + 0.69%, 4.69% (B), 07/25/2045	14,511	14,007
Total Mortgage-Backed Securities (Cost $115,177,325)		112,863,928
ASSET-BACKED SECURITIES - 4.5%
321 Henderson Receivables VI LLC
Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	1,488,065	1,495,974
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	314,634	294,078
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
ASSET-BACKED SECURITIES (continued)
Avis Budget Rental Car Funding AESOP LLC
Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	$ 1,935,000	$ 1,983,524
Series 2024-1A, Class A, 5.36%, 06/20/2030 (A)	3,469,000	3,576,093
Barings Equipment Finance LLC
Series 2025-B, Class A3, 4.13%, 10/13/2032 (A)	5,170,000	5,170,474
BXG Receivables Note Trust
Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	2,589,311	2,638,119
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	5,200,000	5,252,599
CIFC Funding Ltd.
Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 5.15% (B), 10/18/2030 (A)	2,123,462	2,127,272
Diameter Capital CLO 1 Ltd.
Series 2021-1A, Class A1R, 3-Month Term SOFR + 1.39%, 5.29% (B), 10/15/2037 (A)	4,000,000	4,007,152
First National Master Note Trust
Series 2023-2, Class A, 5.77%, 09/15/2029	5,315,000	5,389,501
Hilton Grand Vacations Trust
Series 2024-1B, Class A, 5.75%, 09/15/2039 (A)	999,334	1,015,363
Series 2024-2A, Class A, 5.50%, 03/25/2038 (A)	1,432,354	1,461,333
Series 2025-2A, Class A, 4.54%, 05/25/2044 (A)	3,780,418	3,790,330
HINNT LLC
Series 2024-A, Class A, 5.49%, 03/15/2043 (A)	2,828,337	2,878,128
ICG U.S. CLO Ltd.
Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 5.35% (B), 10/20/2034 (A)	7,305,000	7,316,513
JG Wentworth XXI LLC
Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	97,995	97,442
JG Wentworth XXII LLC
Series 2010-3A, Class A, 3.82%, 12/15/2048 (A)	147,498	146,339
JGWPT XXVIII LLC
Series 2013-1A, Class A, 3.22%, 04/15/2067 (A)	703,961	655,816
MVW LLC
Series 2022-1A, Class A, 4.15%, 11/21/2039 (A)	2,531,927	2,517,661
Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	2,119,934	2,140,550
QTS Issuer ABS I LLC
Series 2025-1A, Class A2, 5.44%, 05/25/2055 (A)	4,335,000	4,397,501
RAAC Trust
Series 2007-RP4, Class A, 1-Month Term SOFR + 0.46%, 4.81% (B), 11/25/2046 (A)	308,819	287,176
	Principal	Value
ASSET-BACKED SECURITIES (continued)
SCF Equipment Trust LLC
Series 2025-1A, Class A3, 5.11%, 11/21/2033 (A)	$ 3,800,000	$ 3,884,951
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class A, 0.99%, 11/20/2037 (A)	656,523	653,146
Series 2023-1A, Class A, 5.20%, 01/20/2040 (A)	1,964,242	1,989,005
Series 2023-2A, Class A, 5.80%, 04/20/2040 (A)	1,222,185	1,253,837
Series 2023-3A, Class A, 6.10%, 09/20/2040 (A)	1,915,317	1,981,022
Series 2024-1A, Class A, 5.15%, 01/20/2043 (A)	2,744,206	2,782,336
Series 2025-1A, Class A, 4.81%, 01/21/2042 (A)	1,092,832	1,098,761
Series 2025-2A, Class A, 4.72%, 04/20/2044 (A)	1,593,569	1,598,843
Vantage Data Centers LLC
Series 2025-1A, Class A2, 5.13%, 08/15/2055 (A)	5,880,000	5,916,447
Total Asset-Backed Securities (Cost $78,912,831)		79,797,286
FOREIGN GOVERNMENT OBLIGATIONS - 0.7%
Colombia - 0.2%
Colombia Government International Bonds
7.75%, 11/07/2036	2,528,000	2,692,977
Dominican Republic - 0.3%
Dominican Republic International Bonds
6.60%, 06/01/2036 (A)	4,856,000	5,120,166
Mexico - 0.1%
Mexico Government International Bonds
3.75%, 01/11/2028	2,481,000	2,452,469
Panama - 0.0% *
Panama Government International Bonds
3.88%, 03/17/2028	735,000	720,116
Peru - 0.1%
Corporacion Financiera de Desarrollo SA
5.50%, 05/06/2030 (A)	1,705,000	1,751,274
Total Foreign Government Obligations (Cost $12,354,034)		12,737,002
MUNICIPAL GOVERNMENT OBLIGATION - 0.0% *
Georgia - 0.0% *
Municipal Electric Authority of Georgia, Revenue Bonds,
Series A,
6.64%, 04/01/2057	260,000	285,626
Total Municipal Government Obligation (Cost $304,208)		285,626
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
COMMERCIAL PAPER - 15.6%
Banks - 3.5%
DNB Bank ASA
3.90% (D), 01/29/2026 (A)	$ 17,000,000	$ 16,835,868
Lloyds Bank PLC
4.49% (D), 12/15/2025	12,700,000	12,637,135
Sheffield Receivables Co. LLC
4.42% (D), 11/21/2025 (A)	16,000,000	15,962,858
Toronto-Dominion Bank
4.21% (D), 12/19/2025 (A)	17,000,000	16,906,995
		62,342,856
Capital Markets - 1.9%
Lexington Parker Capital Co. LLC
4.41% (D), 11/21/2025 (A)	1,950,000	1,945,485
4.46% (D), 11/03/2025 (A)	16,000,000	15,994,704
Verto Capital I Compartment A
4.39% (D), 12/03/2025 (A)	15,000,000	14,944,725
		32,884,914
Financial Services - 10.2%
Anglesea Funding LLC
4.38% (D), 11/07/2025 (A)	8,100,000	8,093,700
Atlantic Asset Securitization LLC
4.11% (D), 12/16/2025 (A)	8,000,000	7,959,520
Barton Capital SA
4.39% (D), 11/12/2025 (A)	16,000,000	15,978,725
Bedford Row Funding Corp.
3.97% (D), 01/26/2026 (A)	13,500,000	13,371,457
Britannia Funding Co. LLC
4.16% (D), 01/08/2026 (A)	18,000,000	17,863,034
Cancara Asset Securitisation LLC
4.04% (D), 02/20/2026	3,000,000	2,962,947
Concord Minutemen Capital Co. LLC
4.36% (D), 12/03/2025 (A)	16,000,000	15,941,333
Glencove Funding LLC
4.32% (D), 12/01/2025 (A)	15,000,000	14,948,979
GTA Funding LLC
4.38% (D), 11/20/2025 (A)	10,000,000	9,977,935
Liberty Street Funding LLC
4.38% (D), 11/12/2025 (A)	13,750,000	13,731,716
	Principal	Value
COMMERCIAL PAPER (continued)
Financial Services (continued)
LMA-Americas LLC
4.08% (D), 02/05/2026 (A)	$ 6,500,000	$ 6,430,657
Mainbeach Funding LLC
4.38% (D), 12/02/2025 (A)	13,700,000	13,651,637
Manhattan Asset Funding Co. LLC
4.22% (D), 12/09/2025 (A)	11,200,000	11,152,073
Ranger Funding Co. LLC
4.14% (D), 03/12/2026 (A)	6,400,000	6,306,931
Versailles Commercial Paper LLC
4.14% (D), 12/12/2025	13,500,000	13,437,788
4.14% (D), 12/15/2025	3,150,000	3,134,447
Victory Receivables Corp.
4.42% (D), 11/03/2025 (A)	8,000,000	7,997,352
		182,940,231
Total Commercial Paper (Cost $278,164,099)		278,168,001
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 3.2%
U.S. Treasury Bills
3.94% (D), 01/08/2026	21,600,000	21,450,213
4.27% (D), 01/15/2026	36,382,000	36,104,062
Total Short-Term U.S. Government Obligations (Cost $57,532,077)		57,554,275
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 1.50% (D), dated 10/31/2025, to be repurchased at $30,630,725 on 11/03/2025. Collateralized by a U.S. Government Obligation, 0.00%, due 10/29/2026, and with a value of $31,239,530.	30,626,896	30,626,896
Total Repurchase Agreement (Cost $30,626,896)		30,626,896
Total Investments (Cost $2,134,588,118)		2,128,966,720
Net Other Assets (Liabilities) - (19.0)%		(339,296,557)
Net Assets - 100.0%		$ 1,789,670,163
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$619,734,110	$—	$619,734,110
U.S. Government Obligations	—	504,504,121	—	504,504,121
U.S. Government Agency Obligations	—	432,695,475	—	432,695,475
Mortgage-Backed Securities	—	112,863,928	—	112,863,928
Asset-Backed Securities	—	79,797,286	—	79,797,286
Foreign Government Obligations	—	12,737,002	—	12,737,002
Municipal Government Obligation	—	285,626	—	285,626
Commercial Paper	—	278,168,001	—	278,168,001
Short-Term U.S. Government Obligations	—	57,554,275	—	57,554,275
Repurchase Agreement	—	30,626,896	—	30,626,896
Total Investments	$—	$2,128,966,720	$—	$2,128,966,720
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $587,360,496, representing 32.8% of the
Fund's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(D)	Rate disclosed reflects the yield at October 31, 2025.
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $2,103,961,222)	$2,098,339,824
Repurchase agreement, at value (cost $30,626,896)	30,626,896
Receivables and other assets:
Investments sold	714
When-issued, delayed-delivery, forward and TBA commitments sold	8,552,423
Net income from securities lending	590
Shares of beneficial interest sold	439,798
Interest	14,053,997
Total assets	2,152,014,242
Liabilities:
Cash collateral at broker for:
TBA commitments	955,854
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	360,313,053
Dividends and/or distributions	300
Shares of beneficial interest redeemed	333,646
Investment management fees	572,850
Distribution and service fees	34,793
Transfer agent fees	12,390
Trustee and CCO fees	600
Audit and tax fees	28,163
Custody fees	26,644
Legal fees	21,619
Printing and shareholder reports fees	10,015
Registration fees	985
Other accrued expenses	33,167
Total liabilities	362,344,079
Net assets	$1,789,670,163
Net assets consist of:
Paid-in capital	$2,010,102,472
Total distributable earnings (accumulated losses)	(220,432,309)
Net assets	$1,789,670,163
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2025
Net assets by class:
Class A	$1,178,833
Class C	260,896
Class I	11,478,031
Class I2	1,413,220,462
Class I3	163,905,700
Class R	12,895,187
Class R4	137,897,293
Class R6	48,833,761
Shares outstanding (unlimited shares, no par value):
Class A	135,022
Class C	29,975
Class I	1,322,661
Class I2	162,224,002
Class I3	18,785,534
Class R	1,474,771
Class R4	15,792,590
Class R6	5,594,081
Net asset value per share: (A)
Class A	$8.73
Class C	8.70
Class I	8.68
Class I2	8.71
Class I3	8.73
Class R	8.74
Class R4	8.73
Class R6	8.73
Maximum offering price per share: (B)
Class A	$9.17

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Interest income	$82,573,164
Net income from securities lending	32,037
Withholding taxes on foreign income	161
Total investment income	82,605,362
Expenses:
Investment management fees	6,628,367
Distribution and service fees:
Class A	3,458
Class C	2,532
Class R	68,211
Class R4	325,444
Transfer agent fees:
Class A	1,200
Class C	374
Class I	10,701
Class I2	103,732
Class I3	13,702
Class R	239
Class R4	9,763
Class R6	1,709
Trustee and CCO fees	73,987
Audit and tax fees	58,957
Custody fees	160,674
Legal fees	124,742
Printing and shareholder reports fees	62,572
Registration fees	98,163
Other	145,497
Total expenses before waiver and/or reimbursement and recapture	7,894,024
Expenses waived and/or reimbursed:
Class C	(119)
Class I	(9,251)
Class R4	(34,893)
Recapture of previously waived and/or reimbursed fees:
Class C	3
Class R4	1,456
Net expenses	7,851,220
Net investment income (loss)	74,754,142
Net realized gain (loss) on:
Investments	(24,528,620)
Net change in unrealized appreciation (depreciation) on:
Investments	49,630,823
Net realized and change in unrealized gain (loss)	25,102,203
Net increase (decrease) in net assets resulting from operations	$99,856,345
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$74,754,142	$94,371,815
Net realized gain (loss)	(24,528,620)	(10,229,176)
Net change in unrealized appreciation (depreciation)	49,630,823	141,565,617
Net increase (decrease) in net assets resulting from operations	99,856,345	225,708,256
Dividends and/or distributions to shareholders:
Class A	(55,247)	(47,371)
Class C	(8,197)	(8,942)
Class I	(444,100)	(385,537)
Class I2	(59,881,583)	(77,237,871)
Class I3	(7,881,890)	(11,165,342)
Class R	(521,687)	(803,044)
Class R4	(5,348,799)	(4,996,071)
Class R6	(990,433)	(407,508)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(75,131,936)	(95,051,686)
Capital share transactions:
Proceeds from shares sold:
Class A	704,938	1,235,294
Class C	78,335	296,064
Class I	4,351,043	10,158,298
Class I2	218,946,809	61,109,540
Class I3	25,874,940	27,873,703
Class R	5,563,233	1,334,365
Class R4	21,388,508	17,689,827
Class R6	37,367,915	12,764,292
	314,275,721	132,461,383
Dividends and/or distributions reinvested:
Class A	41,167	41,150
Class C	8,190	8,870
Class I	444,035	383,021
Class I2	59,881,567	77,237,616
Class I3	7,881,890	11,165,342
Class R	519,683	803,044
Class R4	5,348,799	4,996,071
Class R6	990,412	407,520
	75,115,743	95,042,634
Cost of shares redeemed:
Class A	(1,145,034)	(538,901)
Class C	(123,569)	(359,224)
Class I	(2,978,570)	(3,308,848)
Class I2	(409,027,138)	(524,131,034)
Class I3	(136,512,995)	(20,950,151)
Class R	(13,352,590)	(3,254,252)
Class R4	(17,374,801)	(10,496,460)
Class R6	(4,282,175)	(3,436,696)
	(584,796,872)	(566,475,566)
Automatic conversions:
Class A	1,514	6,508
Class C	(1,514)	(6,508)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(195,405,408)	(338,971,549)
Net increase (decrease) in net assets	(170,680,999)	(208,314,979)
Net assets:
Beginning of year	1,960,351,162	2,168,666,141
End of year	$1,789,670,163	$1,960,351,162
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	82,288	143,096
Class C	9,002	33,925
Class I	508,775	1,212,073
Class I2	25,658,059	7,133,859
Class I3	3,016,542	3,233,745
Class R	644,387	154,324
Class R4	2,488,138	2,054,201
Class R6	4,325,670	1,490,158
	36,732,861	15,455,381
Shares reinvested:
Class A	4,783	4,785
Class C	955	1,036
Class I	51,920	44,844
Class I2	6,974,351	9,008,633
Class I3	916,713	1,299,384
Class R	60,310	93,306
Class R4	621,447	581,080
Class R6	114,766	47,332
	8,745,245	11,080,400
Shares redeemed:
Class A	(133,095)	(62,124)
Class C	(14,354)	(41,619)
Class I	(349,630)	(391,134)
Class I2	(47,941,834)	(61,016,293)
Class I3	(15,972,324)	(2,443,486)
Class R	(1,559,494)	(377,946)
Class R4	(2,025,955)	(1,221,973)
Class R6	(499,404)	(397,839)
	(68,496,090)	(65,952,414)
Automatic conversions:
Class A	177	776
Class C	(178)	(779)
	(1)	(3)
Net increase (decrease) in shares outstanding:
Class A	(45,847)	86,533
Class C	(4,575)	(7,437)
Class I	211,065	865,783
Class I2	(15,309,424)	(44,873,801)
Class I3	(12,039,069)	2,089,643
Class R	(854,797)	(130,316)
Class R4	1,083,630	1,413,308
Class R6	3,941,032	1,139,651
	(23,017,985)	(39,416,636)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.60	$8.12	$8.41
Investment operations:
Net investment income (loss) (B)	0.34	0.35	0.33
Net realized and unrealized gain (loss)	0.13	0.48	(0.31)
Total investment operations	0.47	0.83	0.02
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.35)	(0.31)
Net asset value, end of year	$8.73	$8.60	$8.12
Total return (C)	5.64%	10.32%	0.09%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$1,179	$1,555	$766
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.74%	0.81%(E)
Including waiver and/or reimbursement and recapture	0.76%	0.74%	0.81%(E)(F)
Net investment income (loss) to average net assets	3.97%	4.05%	3.93%(E)
Portfolio turnover rate (G)	75%	56%	57%

(A)	Commenced operations on November 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 300%, 305% and 310%, for the years ended October 31, 2025,
October 31, 2024 and October 31, 2023, respectively.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.57	$8.09	$8.42
Investment operations:
Net investment income (loss) (B)	0.28	0.28	0.27
Net realized and unrealized gain (loss)	0.13	0.48	(0.34)
Total investment operations	0.41	0.76	(0.07)
Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.28)	(0.26)
Net asset value, end of year	$8.70	$8.57	$8.09
Total return (C)	4.84%	9.49%	(0.99)%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$261	$296	$340
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.57%	1.53%	1.47%(E)
Including waiver and/or reimbursement and recapture	1.52%	1.51%	1.47%(E)
Net investment income (loss) to average net assets	3.21%	3.27%	3.14%(E)
Portfolio turnover rate (F)	75%	56%	57%

(A)	Commenced operations on November 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 300%, 305% and 310%, for the years ended October 31, 2025,
October 31, 2024 and October 31, 2023, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$8.54	$8.08	$8.39
Investment operations:
Net investment income (loss) (B)	0.37	0.37	0.35
Net realized and unrealized gain (loss)	0.14	0.46	(0.32)
Total investment operations	0.51	0.83	0.03
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.37)	(0.34)
Net asset value, end of year	$8.68	$8.54	$8.08
Total return	6.11%	10.38%	0.23%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$11,478	$9,498	$1,985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.53%	0.53%	0.53%(D)
Including waiver and/or reimbursement and recapture	0.44%(E)	0.44%(E)	0.44%(D)(E)
Net investment income (loss) to average net assets	4.30%	4.35%	4.19%(D)
Portfolio turnover rate (F)	75%	56%	57%

(A)	Commenced operations on November 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees through March 1, 2026. These amounts are not subject to recapture by TAM.
(F)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 300%, 305% and 310%, for the years ended October 31, 2025,
October 31, 2024 and October 31, 2023, respectively.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.58	$8.10	$8.37	$10.34	$10.85
Investment operations:
Net investment income (loss) (A)	0.37	0.37	0.34	0.23	0.19
Net realized and unrealized gain (loss)	0.13	0.49	(0.27)	(1.80)	(0.14)
Total investment operations	0.50	0.86	0.07	(1.57)	0.05
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.38)	(0.34)	(0.23)	(0.20)
Net realized gains	—	—	—	(0.17)	(0.36)
Total dividends and/or distributions to shareholders	(0.37)	(0.38)	(0.34)	(0.40)	(0.56)
Net asset value, end of year	$8.71	$8.58	$8.10	$8.37	$10.34
Total return	5.99%	10.67%	0.74%	(15.67)%	0.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,413,220	$1,523,300	$1,800,512	$1,974,697	$1,131,283
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%	0.44%	0.43%	0.42%	0.41%
Including waiver and/or reimbursement and recapture	0.43%	0.44%	0.43%	0.42%	0.41%
Net investment income (loss) to average net assets	4.31%	4.36%	3.96%	2.49%	1.81%
Portfolio turnover rate (B)	75%	56%	57%	64%	48%

(A)	Calculated based on average number of shares outstanding.
(B)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 300%, 305%, 310%, 286% and 258%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.59	$8.11	$8.38	$10.36	$10.87
Investment operations:
Net investment income (loss) (A)	0.37	0.37	0.34	0.22	0.19
Net realized and unrealized gain (loss)	0.14	0.49	(0.27)	(1.80)	(0.14)
Total investment operations	0.51	0.86	0.07	(1.58)	0.05
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.38)	(0.34)	(0.23)	(0.20)
Net realized gains	—	—	—	(0.17)	(0.36)
Total dividends and/or distributions to shareholders	(0.37)	(0.38)	(0.34)	(0.40)	(0.56)
Net asset value, end of year	$8.73	$8.59	$8.11	$8.38	$10.36
Total return	6.11%	10.66%	0.74%	(15.74)%	0.45%
Ratio and supplemental data:
Net assets end of year (000’s)	$163,906	$264,926	$233,018	$248,167	$369,100
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%	0.44%	0.43%	0.42%	0.41%
Including waiver and/or reimbursement and recapture	0.43%	0.44%	0.43%	0.42%	0.41%
Net investment income (loss) to average net assets	4.29%	4.36%	3.97%	2.36%	1.81%
Portfolio turnover rate (B)	75%	56%	57%	64%	48%

(A)	Calculated based on average number of shares outstanding.
(B)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 300%, 305%, 310%, 286% and 258%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

For a share outstanding during the years indicated:	Class R
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.61	$8.13	$8.39	$10.37	$10.88
Investment operations:
Net investment income (loss) (A)	0.33	0.33	0.30	0.18	0.14
Net realized and unrealized gain (loss)	0.13	0.49	(0.26)	(1.81)	(0.15)
Total investment operations	0.46	0.82	0.04	(1.63)	(0.01)
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.34)	(0.30)	(0.18)	(0.14)
Net realized gains	—	—	—	(0.17)	(0.36)
Total dividends and/or distributions to shareholders	(0.33)	(0.34)	(0.30)	(0.35)	(0.50)
Net asset value, end of year	$8.74	$8.61	$8.13	$8.39	$10.37
Total return	5.46%	10.10%	0.33%	(16.15)%	(0.05)%
Ratio and supplemental data:
Net assets end of year (000’s)	$12,895	$20,060	$19,987	$23,157	$31,469
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.93%	0.93%	0.92%	0.91%
Including waiver and/or reimbursement and recapture	0.92%	0.93%	0.93%	0.92%	0.91%
Net investment income (loss) to average net assets	3.80%	3.86%	3.47%	1.88%	1.32%
Portfolio turnover rate (B)	75%	56%	57%	64%	48%

(A)	Calculated based on average number of shares outstanding.
(B)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 300%, 305%, 310%, 286% and 258%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.60	$8.11	$8.39	$10.36	$10.87
Investment operations:
Net investment income (loss) (A)	0.35	0.36	0.32	0.20	0.16
Net realized and unrealized gain (loss)	0.13	0.49	(0.28)	(1.79)	(0.14)
Total investment operations	0.48	0.85	0.04	(1.59)	0.02
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.36)	(0.32)	(0.21)	(0.17)
Net realized gains	—	—	—	(0.17)	(0.36)
Total dividends and/or distributions to shareholders	(0.35)	(0.36)	(0.32)	(0.38)	(0.53)
Net asset value, end of year	$8.73	$8.60	$8.11	$8.39	$10.36
Total return	5.75%	10.54%	0.38%	(15.85)%	0.21%
Ratio and supplemental data:
Net assets end of year (000’s)	$137,897	$126,506	$107,894	$102,515	$152,590
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%	0.69%	0.68%	0.67%	0.66%
Including waiver and/or reimbursement and recapture	0.65%	0.66% (B)	0.66%(B)	0.65%	0.65%
Net investment income (loss) to average net assets	4.09%	4.13%	3.76%	2.14%	1.57%
Portfolio turnover rate (C)	75%	56%	57%	64%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes interest expense outside the operating expense limit.
(C)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 300%, 305%, 310%, 286% and 258%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of year	$8.60	$8.11	$8.38	$10.36	$10.35
Investment operations:
Net investment income (loss) (B)	0.37	0.38	0.35	0.26	0.08
Net realized and unrealized gain (loss)	0.13	0.49	(0.27)	(1.84)	0.01 (C)
Total investment operations	0.50	0.87	0.08	(1.58)	0.09
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.38)	(0.35)	(0.23)	(0.08)
Net realized gains	—	—	—	(0.17)	—
Total dividends and/or distributions to shareholders	(0.37)	(0.38)	(0.35)	(0.40)	(0.08)
Net asset value, end of year	$8.73	$8.60	$8.11	$8.38	$10.36
Total return	5.99%	10.81%	0.76%	(15.74)%	0.89%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$48,834	$14,210	$4,164	$693	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%	0.44%	0.43%	0.42%	0.41%(E)
Including waiver and/or reimbursement and recapture	0.43%	0.44%	0.43%	0.42%	0.41%(E)
Net investment income (loss) to average net assets	4.32%	4.37%	4.12%	2.99%	1.78%(E)
Portfolio turnover rate (F)	75%	56%	57%	64%	48%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes in Net Assets due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.
(F)
Excluding TBA transactions. Had TBA transactions been included, the portfolio turnover rate would have been 300%, 305%, 310%, 286% and 258%, for the years ended
October 31, 2025, October 31, 2024, October 31, 2023, October 31, 2022 and October 31, 2021, respectively.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Core Bond (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2025, if any, are identified within the Schedule of Investments.
Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
TIPS held at October 31, 2025, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended October 31, 2025, the Fund has not entered into any secured borrowing arrangements.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$1,686,406,195	94.23%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $2 billion	0.380%
Over $2 billion up to $3.5 billion	0.365
Over $3.5 billion up to $5 billion	0.360
Over $5 billion	0.355
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2025
Class A	0.79%	March 1, 2026
Class C	1.52	March 1, 2026
Class I	0.56	March 1, 2026
Class I2	0.47	March 1, 2026
Class I3, Class R6	0.46	March 1, 2026
Class R	1.00	March 1, 2026
Class R4	0.65	March 1, 2026
Prior to March 1, 2025
Class A	0.85
Class C	1.52
Class I	0.56
Class I2	0.47
Class I3, Class R6	0.46
Class R	1.00
Class R4	0.65
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class C	$—	$57	$119	$176
Class R4	29,293	26,801	34,893	90,987
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$8,533	$—
Class C	—	315
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
TAM has contractually agreed to reimburse 0.09% of the transfer agency fees on Class I shares through March 1, 2026.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$141,015	$12,322
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$445,697,568	$602,736,330	$566,002,113	$641,550,948
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, dividends payable, interest written off and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$110,199	$(110,199)
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$2,137,263,580	$23,463,929	$(31,760,789)	$(8,296,860)
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$95,063,239	$117,354,932
During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$75,131,936	$—	$—	$—	$95,051,686	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$339,691	$—	$—	$(212,418,171)	$—	$(56,969)	$(8,296,860)
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Core Bond
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Core Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Core Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for the period ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at Aegon USA Investment Management, LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Core Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886784 TA CORE BOND 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Emerging Markets Debt
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 60.8%
Angola - 0.7%
Angola Government International Bonds
8.00%, 11/26/2029 (A)	$ 500,000	$ 478,002
8.75%, 04/14/2032 (A)	700,000	656,231
9.38%, 05/08/2048 (A)	605,000	519,135
		1,653,368
Argentina - 2.6%
Argentina Republic Government International Bonds
3.50% (B), 07/09/2041	200,000	129,900
4.13% (B), 07/09/2035	6,360,000	4,455,180
5.00%, 01/09/2038	630,000	462,105
Provincia de Buenos Aires Government Bonds
6.63%, 09/01/2037 (C)	1,666,896	1,221,001
		6,268,186
Brazil - 4.6%
Brazil Government International Bonds
6.63%, 03/15/2035	500,000	520,650
Brazil Notas do Tesouro Nacional
10.00%, 01/01/2027 - 01/01/2035	BRL 62,987,000	10,403,399
		10,924,049
Colombia - 2.4%
Colombia Government International Bonds
8.38%, 11/07/2054	$ 550,000	605,413
8.50%, 04/25/2035	1,040,000	1,172,028
Colombia TES
7.00%, 03/26/2031	COP 3,047,000,000	653,077
11.50%, 07/25/2046	7,382,300,000	1,828,021
13.25%, 02/09/2033	4,866,000,000	1,353,604
		5,612,143
Cote d'Ivoire - 1.8%
Ivory Coast Government International Bonds
4.88%, 01/30/2032 (C)	EUR 593,000	660,957
6.88%, 10/17/2040 (C)	620,000	694,424
8.08%, 04/01/2036 (A)	$ 1,470,000	1,547,820
8.25%, 01/30/2037 (A)	1,005,000	1,067,412
8.25%, 01/30/2037 (C)	240,000	254,904
		4,225,517
Dominican Republic - 1.2%
Dominican Republic International Bonds
5.88%, 10/28/2035 (A)	960,000	958,032
6.95%, 03/15/2037 (A)	1,800,000	1,919,970
		2,878,002
Ecuador - 0.9%
Ecuador Government International Bonds
6.90%, 07/31/2035 (C)	2,740,000	2,096,100
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Egypt - 2.5%
Egypt Government Bonds
23.38%, 08/26/2028	EGP 137,000,000	$ 2,950,136
Egypt Government International Bonds
7.05%, 01/15/2032 (A)	$ 350,000	348,301
7.30%, 09/30/2033 (A)	140,000	136,793
7.30%, 09/30/2033 (C)	530,000	517,861
8.15%, 11/20/2059 (A)	2,100,000	1,827,665
8.70%, 03/01/2049 (A)	300,000	279,519
		6,060,275
El Salvador - 0.8%
El Salvador Government International Bonds
9.65%, 11/21/2054 (A)	1,780,000	1,996,958
Ghana - 0.9%
Ghana Government International Bonds
5.00% (B), 07/03/2035 (C)	2,486,280	2,139,692
Guatemala - 0.1%
Guatemala Government Bonds
6.25%, 08/15/2036 (A)	260,000	273,954
Hungary - 2.9%
Hungary Government Bonds
3.00%, 10/27/2038	HUF 875,880,000	1,737,525
7.00%, 10/24/2035	699,620,000	2,101,820
Hungary Government International Bonds
5.38%, 09/26/2030 (A)	$ 670,000	690,474
6.25%, 09/22/2032 (A)	1,215,000	1,308,870
6.75%, 09/23/2055 (A)	965,000	1,049,637
		6,888,326
Indonesia - 2.1%
Indonesia Government International Bonds
4.55%, 01/11/2028	500,000	504,433
Indonesia Treasury Bonds
6.75%, 07/15/2035	IDR 12,256,000,000	772,342
7.13%, 08/15/2040	34,830,000,000	2,239,948
8.38%, 03/15/2034	23,396,000,000	1,615,070
		5,131,793
Kenya - 0.4%
Republic of Kenya Government International Bonds
8.80%, 10/09/2038 (A)	$ 1,000,000	976,278
Kuwait - 0.7%
Kuwait International Government Bonds
4.14%, 10/09/2030 (A)	1,000,000	997,256
4.65%, 10/09/2035 (A)	550,000	552,407
		1,549,663
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Lebanon - 0.4%
Lebanon Government International Bonds
6.65%, 11/03/2028 (C)(D)(E)	$ 2,070,000	$ 472,581
6.85%, 05/25/2029 (C)(D)(E)	2,105,000	479,980
		952,561
Malaysia - 0.9%
Malaysia Government Bonds
4.23%, 06/30/2031	MYR 8,423,000	2,099,194
Mexico - 6.1%
Mexico Bonos
8.00%, 02/21/2036	MXN 23,270,000	1,180,578
8.50%, 03/02/2028 - 02/28/2030	80,080,000	4,379,350
10.00%, 11/20/2036	56,275,800	3,274,074
Mexico Government International Bonds
5.38%, 03/22/2033	$ 840,000	839,328
6.63%, 01/29/2038	2,220,000	2,344,320
7.38%, 05/13/2055	2,290,000	2,569,020
		14,586,670
Morocco - 0.5%
Morocco Government International Bonds
3.00%, 12/15/2032 (A)	1,335,000	1,181,305
Nigeria - 0.4%
Nigeria Government International Bonds
7.14%, 02/23/2030 (A)	500,000	498,017
8.25%, 09/28/2051 (A)	600,000	555,913
		1,053,930
Pakistan - 0.5%
Pakistan Global Sukuk Programme Co. Ltd.
7.95%, 01/31/2029 (A)	420,000	425,580
Pakistan Government International Bonds
8.88%, 04/08/2051 (A)	900,000	859,233
		1,284,813
Papua New Guinea - 0.4%
Papua New Guinea Government International Bonds
8.38%, 10/04/2028 (C)	1,015,000	1,046,881
Peru - 0.6%
Peru Government Bonds
7.60%, 08/12/2039 (C)(F)	PEN 4,068,000	1,315,269
Philippines - 1.8%
Philippines Government Bonds
6.25%, 01/25/2034	PHP 30,450,000	528,692
6.38%, 07/27/2030	90,010,000	1,571,000
Philippines Government International Bonds
5.50%, 02/04/2035	$ 2,150,000	2,289,701
		4,389,393
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland - 2.4%
Republic of Poland Government Bonds
2.50%, 07/25/2026	PLN 8,899,000	$ 2,394,280
Republic of Poland Government International Bonds
5.50%, 03/18/2054	$ 3,390,000	3,341,632
		5,735,912
Republic of South Africa - 3.1%
Republic of South Africa Government Bonds
8.25%, 03/31/2032	ZAR 14,673,570	843,077
8.75%, 01/31/2044	8,373,000	432,044
8.88%, 02/28/2035	28,033,000	1,618,179
11.63%, 03/31/2053	25,475,000	1,709,262
Republic of South Africa Government International Bonds
5.75%, 09/30/2049	$ 2,650,000	2,239,001
7.95%, 11/19/2054 (A)	450,000	481,197
		7,322,760
Romania - 3.5%
Romania Government Bonds
4.85%, 07/25/2029	RON 6,815,000	1,440,271
7.35%, 04/28/2031	3,070,000	706,456
Romania Government International Bonds
5.38%, 06/07/2033 (A)	EUR 480,000	558,241
6.13%, 10/07/2037 (A)	700,000	806,935
6.63%, 05/16/2036 (A)	$ 2,775,000	2,853,500
7.13%, 01/17/2033 (A)	1,315,000	1,418,405
7.63%, 01/17/2053 (A)	540,000	599,475
		8,383,283
Saudi Arabia - 1.6%
Saudi Government International Bonds
5.13%, 01/13/2028 (A)	640,000	653,424
5.63%, 01/13/2035 (A)	1,750,000	1,873,955
5.75%, 01/16/2054 (A)	1,283,000	1,312,465
		3,839,844
Sri Lanka - 0.8%
Sri Lanka Government International Bonds
3.10% (B), 01/15/2030 (A)	425,184	400,204
3.35% (B), 03/15/2033 (C)	1,160,000	1,012,670
3.60% (B), 02/15/2038 (A)	420,000	387,448
		1,800,322
Supranational - 6.0%
Asian Development Bank
Zero Coupon, 10/06/2040	ZAR 137,400,000	1,720,204
Asian Infrastructure Investment Bank
6.00%, 12/08/2031 (C)	INR 171,100,000	1,836,856
6.96%, 01/14/2035 (C)	92,000,000	1,043,042
7.00%, 01/23/2032 (C)	121,700,000	1,380,605
7.20%, 07/02/2031 (C)	57,000,000	652,309
Corp. Andina de Fomento
7.65%, 03/05/2031 (C)	160,000,000	1,835,928
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Supranational (continued)
European Bank for Reconstruction & Development
Zero Coupon, 04/05/2036	TRY 2,028,900,000	$ 1,678,930
Inter-American Development Bank
7.00%, 04/17/2033	INR 61,000,000	697,810
7.35%, 10/06/2030	232,000,000	2,684,022
International Finance Corp.
17.50%, 07/19/2028	UZS 8,600,000,000	772,360
		14,302,066
Suriname - 0.9%
Suriname Government International Bonds
7.70%, 11/06/2030 (A)(G)	$ 1,100,000	1,106,600
PIK Rate 3.00%, Cash Rate 4.95%, 07/15/2033 (A)(H)	1,090,000	1,084,550
		2,191,150
Trinidad and Tobago - 0.3%
Trinidad & Tobago Government International Bonds
6.40%, 06/26/2034 (A)	795,000	784,069
Turkey - 2.5%
Istanbul Metropolitan Municipality
10.50%, 12/06/2028 (A)	1,195,000	1,309,412
Republic of Turkiye
6.50%, 01/03/2035	800,000	791,491
Turkiye Government Bonds
37.84%, 07/14/2027	TRY 91,619,000	2,200,327
Turkiye Government International Bonds
5.75%, 05/11/2047	$ 2,130,000	1,731,217
		6,032,447
Ukraine - 0.6%
Ukraine Government International Bonds
3.00% (B), 02/01/2035 (C)	540,000	274,792
4.50% (B), 02/01/2035 (A)	1,330,071	737,791
7.75%, 08/01/2041 (C)	390,000	330,380
		1,342,963
Uzbekistan - 0.5%
Republic of Uzbekistan International Bonds
15.50%, 02/25/2028 (A)	UZS 14,790,000,000	1,271,435
Venezuela - 0.3%
Venezuela Government International Bonds
9.00%, 05/07/2023 (C)(D)(E)	$ 1,440,000	367,344
9.25%, 09/15/2027 (I)	860,000	262,386
		629,730
Zambia - 2.1%
Zambia Government Bonds
14.00%, 06/01/2035 - 12/26/2038	ZMW 31,605,000	1,146,779
18.00%, 09/29/2030	13,000,000	610,126
	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Zambia (continued)
Zambia Government Bonds (continued)
20.00%, 06/23/2040	ZMW 11,500,000	$ 540,736
23.29%, 11/25/2039	5,000,000	266,211
Zambia Government International Bonds
0.50%, 12/31/2053 (A)	$ 700,000	488,661
0.50%, 12/31/2053 (C)	402,384	280,899
5.75% (B), 06/30/2033 (C)	1,569,963	1,507,212
5.75% (B), 06/30/2033 (A)	268,683	257,944
		5,098,568
Total Foreign Government Obligations (Cost $136,804,116)		145,318,869
CORPORATE DEBT SECURITIES - 34.0%
Argentina - 1.4%
Pluspetrol SA
8.50%, 05/30/2032 (A)	710,000	722,141
Tecpetrol SA
7.63%, 11/03/2030 (A)(G)	1,345,000	1,346,345
Telecom Argentina SA
9.25%, 05/28/2033 (A)	1,130,000	1,149,690
		3,218,176
Australia - 0.1%
Nickel Industries Ltd.
9.00%, 09/30/2030 (A)	320,000	331,463
Brazil - 0.7%
Samarco Mineracao SA
PIK Rate 9.00%, Cash Rate 0.00%, 06/30/2031 (C)(H)	1,677,952	1,677,931
Canada - 0.9%
CI Financial Corp.
7.50%, 05/30/2029 (A)	770,000	818,405
First Quantum Minerals Ltd.
7.25%, 02/15/2034 (A)	1,320,000	1,370,834
		2,189,239
Cayman Islands - 3.2%
Al Rajhi Sukuk Ltd.
Fixed until 07/21/2030 (J), 6.25% (C)(K)	670,000	680,205
Alibaba Group Holding Ltd.
5.25%, 05/26/2035	740,000	779,122
DP World Crescent Ltd.
3.88%, 07/18/2029 (C)	1,260,000	1,232,681
FWD Group Holdings Ltd.
5.25%, 09/22/2030 (A)	200,000	202,040
5.84%, 09/22/2035 (A)	400,000	408,424
Health & Happiness H&H International Holdings Ltd.
9.13%, 07/24/2028 (C)	500,000	530,830
IHS Holding Ltd.
5.63%, 11/29/2026 (A)	490,000	486,739
8.25%, 11/29/2031 (A)(F)	850,000	884,260
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Cayman Islands (continued)
Liberty Costa Rica Senior Secured Finance
10.88%, 01/15/2031 (A)	$ 700,000	$ 740,600
Longfor Group Holdings Ltd.
4.50%, 01/16/2028 (C)	400,000	363,222
Melco Resorts Finance Ltd.
6.50%, 09/24/2033 (A)	720,000	723,506
Montego Bay Airport Revenue Finance Ltd.
6.60%, 06/15/2035 (A)	690,000	683,645
		7,715,274
Chile - 1.7%
AES Andes SA
6.25%, 03/14/2032 (A)	1,060,000	1,105,508
Alfa Desarrollo SpA
4.55%, 09/27/2051 (A)	984,478	806,027
Chile Electricity PEC SpA
Zero Coupon, 01/25/2028 (C)	542,501	486,189
Inversiones CMPC SA
Fixed until 06/09/2032, 6.70% (K), 12/09/2057 (A)	390,000	394,017
Telefonica Moviles Chile SA
3.54%, 11/18/2031 (A)	1,000,000	640,000
WOM Mobile SA
PIK Rate 12.50%, Cash Rate 5.50%, 04/01/2031 (A)(H)	666,719	636,716
		4,068,457
Colombia - 0.4%
Grupo Nutresa SA
9.00%, 05/12/2035 (A)	860,000	976,315
El Salvador - 0.4%
Comision Ejecutiva Hidroelectrica del Rio Lempa
8.65%, 01/24/2033 (A)	840,000	889,560
India - 1.0%
Adani Ports & Special Economic Zone Ltd.
3.10%, 02/02/2031 (A)	600,000	537,807
IIFL Finance Ltd.
8.75%, 07/24/2028 (A)	850,000	871,363
Muthoot Finance Ltd.
6.38%, 03/02/2030 (A)	720,000	731,564
SAEL Ltd.
7.80%, 07/31/2031 (C)	282,720	286,237
		2,426,971
Ireland - 0.0% *
Sovcombank Via SovCom Capital DAC
Fixed until 02/17/2027 (J), 7.60% (A)(D)(E)	640,000	23,120
Kazakhstan - 0.3%
ForteBank JSC
Fixed until 11/03/2030 (J), 9.75% (A)(G)(K)	625,000	621,756
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Luxembourg - 3.5%
Chile Electricity Lux MPC II SARL
5.67%, 10/20/2035 (A)	$ 610,000	$ 633,144
Chile Electricity Lux MPC SARL
6.01%, 01/20/2033 (A)	671,250	702,463
EIG Pearl Holdings SARL
4.39%, 11/30/2046 (A)	1,400,000	1,172,797
MC Brazil Downstream Trading SARL
7.25%, 06/30/2031 (A)	1,176,749	966,876
Raizen Fuels Finance SA
6.25%, 07/08/2032 (A)	300,000	255,000
6.70%, 02/25/2037 (A)	1,735,000	1,449,384
Saavi Energia SARL
8.88%, 02/10/2035 (A)	1,250,000	1,343,750
Simpar Europe SA
5.20%, 01/26/2031 (A)	760,000	584,389
Vamos Europe SA
9.20%, 01/26/2031 (A)	1,330,000	1,241,608
		8,349,411
Mexico - 4.8%
Banco Mercantil del Norte SA
Fixed until 05/20/2035 (J), 8.75% (A)(K)	1,380,000	1,475,419
Banco Nacional de Comercio Exterior SNC
5.88%, 05/07/2030 (A)	750,000	778,282
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero
Fixed until 02/11/2030, 7.63% (K), 02/11/2035 (A)	810,000	857,822
Comision Federal de Electricidad
3.35%, 02/09/2031 (A)	1,325,000	1,195,448
Orbia Advance Corp. SAB de CV
7.50%, 05/13/2035 (A)	900,000	895,500
Petroleos Mexicanos
6.70%, 02/16/2032	2,630,000	2,627,746
6.75%, 09/21/2047	2,330,000	1,929,597
6.95%, 01/28/2060	1,430,000	1,177,605
Trust Fibra Uno
8.25%, 01/23/2037 (A)	550,000	623,221
		11,560,640
Morocco - 0.5%
OCP SA
7.50%, 05/02/2054 (A)	960,000	1,073,313
Multi-National - 0.5%
ATP Tower Holdings/Andean Telecom Partners Chile SpA/Andean Tower Partners C
7.88%, 02/03/2030 (A)	430,000	441,389
Digicel International Finance Ltd./Difl U.S. LLC
8.63%, 08/01/2032 (A)	700,000	696,847
		1,138,236
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Netherlands - 3.1%
Braskem Netherlands Finance BV
4.50%, 01/31/2030 (A)(F)	$ 1,940,000	$ 778,289
8.00%, 10/15/2034 (A)	1,125,000	462,656
IHS Netherlands Holdco BV
8.00%, 09/18/2027 (A)	515,606	515,834
Prosus NV
3.83%, 02/08/2051 (A)	1,850,000	1,266,609
4.99%, 01/19/2052 (A)	1,220,000	997,646
Veon Midco BV
3.38%, 11/25/2027 (C)	1,400,000	1,311,194
9.00%, 07/15/2029 (C)	200,000	207,889
Yinson Bergenia Production BV
8.50%, 01/31/2045 (A)	800,000	840,047
Yinson Boronia Production BV
8.95%, 07/31/2042 (A)	1,030,145	1,123,899
		7,504,063
Nigeria - 0.4%
SEPLAT Energy PLC
9.13%, 03/21/2030 (A)	1,040,000	1,060,800
Northern Mariana Islands - 0.2%
HTA Group Ltd.
7.50%, 06/04/2029 (A)	500,000	518,458
Peru - 0.3%
Orazul Energy Peru SA
6.25%, 09/17/2032 (A)	380,000	386,254
Peru LNG SRL
5.38%, 03/22/2030 (C)	450,060	434,471
		820,725
Poland - 0.4%
ORLEN SA
6.00%, 01/30/2035 (A)	900,000	950,676
Republic of South Africa - 0.4%
Eskom Holdings
7.50%, 09/15/2033	ZAR 20,000,000	1,024,575
Saudi Arabia - 1.4%
Saudi Arabian Oil Co.
6.38%, 06/02/2055 (A)	$ 2,995,000	3,228,891
Singapore - 0.4%
LLPL Capital Pte. Ltd.
6.88%, 02/04/2039 (A)	912,990	956,662
Spain - 0.3%
AL Candelaria Spain SA
5.75%, 06/15/2033 (A)	875,000	793,660
Thailand - 0.8%
Bangkok Bank PCL
Fixed until 03/25/2035, 6.06% (K), 03/25/2040 (A)	900,000	932,601
Muangthai Capital PCL
7.55%, 07/21/2030 (A)	820,000	847,491
		1,780,092
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Togo - 0.4%
Ecobank Transnational, Inc.
10.13%, 10/15/2029 (A)	$ 780,000	$ 847,614
Turkey - 2.2%
Akbank TAS
Fixed until 03/14/2029 (J), 9.37% (A)(K)	1,080,000	1,124,074
Aydem Yenilenebilir Enerji AS
9.88%, 09/30/2030 (A)	770,000	759,647
GDZ Elektrik Dagitim AS
9.00%, 10/15/2029 (A)	500,000	488,870
Limak Yenilenebilir Enerji AS
9.63%, 08/12/2030 (A)	710,000	700,308
TAV Havalimanlari Holding AS
8.50%, 12/07/2028 (A)	600,000	625,549
Turkiye Garanti Bankasi AS
Fixed until 10/08/2030, 8.13% (K), 01/08/2036 (A)(F)	740,000	760,919
Turkiye Sinai Kalkinma Bankasi AS
7.38%, 07/02/2030 (A)	850,000	875,373
		5,334,740
Ukraine - 0.3%
VF Ukraine PAT via VFU Funding PLC
9.63%, 02/11/2027 (A)	767,480	736,738
United Arab Emirates - 0.3%
NBK Tier 1 Ltd.
Fixed until 01/10/2031 (J), 6.38% (A)(K)	640,000	659,550
United Kingdom - 1.7%
Biocon Biologics Global PLC
6.67%, 10/09/2029 (A)	950,000	939,369
Energean PLC
6.50%, 04/30/2027 (A)(F)	880,000	877,800
Standard Chartered PLC
Fixed until 03/08/2030 (J), 7.88% (A)(K)	1,100,000	1,178,761
Vedanta Resources Finance II PLC
9.85%, 04/24/2033 (A)	985,000	996,218
		3,992,148
United States - 1.1%
Kosmos Energy Ltd.
8.75%, 10/01/2031 (A)(F)	795,000	534,280
Momentive Performance Materials, Inc.
4.13%, 10/22/2028 (A)	1,100,000	1,094,554
Sasol Financing USA LLC
5.50%, 03/18/2031	410,000	348,309
Stillwater Mining Co.
4.50%, 11/16/2029 (A)	740,000	691,861
		2,669,004
Uzbekistan - 0.2%
Uzbek Industrial & Construction Bank ATB
Fixed until 10/23/2030 (J), 9.45% (A)(K)	380,000	385,258
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Venezuela - 0.7%
Petroleos de Venezuela SA
6.00%, 11/15/2026 (C)(D)(E)	$ 4,500,000	$ 994,500
9.75%, 05/17/2035 (C)(D)(E)	2,530,000	609,730
		1,604,230
Total Corporate Debt Securities (Cost $80,944,217)		81,127,746
CONVERTIBLE BOND - 0.3%
Chile - 0.3%
WOM Chile Holdco SpA PIK Rate 5.00%, Cash Rate 0.00%, 04/01/2032 (A)(H)	796,038	712,788
Total Convertible Bond (Cost $803,999)		712,788

	Shares	Value
COMMON STOCK - 0.1%
United States - 0.1%
Wom New Holdco (E)(L)(M)	2,467	123,350
Total Common Stock (Cost $391,217)		123,350
	Shares	Value
OTHER INVESTMENT COMPANY - 1.8%
Securities Lending Collateral - 1.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (N)	4,253,594	$ 4,253,594
Total Other Investment Company (Cost $4,253,594)		4,253,594

	Principal	Value
REPURCHASE AGREEMENT - 3.8%
Fixed Income Clearing Corp., 1.50% (N), dated 10/31/2025, to be repurchased at $9,155,603 on 11/03/2025. Collateralized by a U.S. Government Obligation, 4.13%, due 10/31/2026, and with a value of $9,337,636.	$ 9,154,458	9,154,458
Total Repurchase Agreement (Cost $9,154,458)		9,154,458
Total Investments (Cost $232,351,601)		240,690,805
Net Other Assets (Liabilities) - (0.8)%		(1,853,265)
Net Assets - 100.0%		$ 238,837,540
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	11/04/2025	USD	1,175,776	BRL	6,330,728	$597	$—
BCLY	11/04/2025	BRL	6,330,728	USD	1,158,307	16,871	—
BCLY	11/28/2025	USD	2,924,340	EUR	2,507,716	29,242	—
BCLY	11/28/2025	USD	2,564,546	HUF	857,491,960	20,600	—
GSB	11/04/2025	USD	5,423,499	BRL	29,100,250	21,595	—
GSB	11/04/2025	BRL	29,100,250	USD	5,409,324	—	(7,420)
GSB	12/02/2025	BRL	14,550,125	USD	2,703,153	—	(20,528)
HSBC	11/04/2025	USD	1,168,570	BRL	6,330,728	—	(6,608)
HSBC	11/04/2025	USD	1,063,775	CLP	1,007,767,404	—	(5,466)
HSBC	11/04/2025	BRL	6,330,728	USD	1,175,775	—	(597)
HSBC	11/04/2025	CLP	1,007,767,404	USD	1,067,901	1,340	—
HSBC	11/17/2025	INR	238,913,600	USD	2,710,000	—	(21,113)
JPM	11/24/2025	KZT	1,011,293,760	USD	1,860,022	32,034	—
JPM	11/28/2025	CZK	33,925,766	USD	1,623,211	—	(15,245)
MSC	11/24/2025	USD	1,894,696	KZT	1,011,293,760	2,640	—
RBC	11/04/2025	USD	1,067,901	CLP	1,007,767,404	—	(1,340)
RBC	11/04/2025	CLP	1,007,767,404	USD	1,050,929	18,312	—
RBC	11/17/2025	USD	2,712,769	INR	238,913,600	23,882	—
RBC	11/25/2025	MYR	11,366,948	USD	2,685,825	30,640	—
Total						$197,753	$(78,317)
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	60.4%	$145,318,869
Oil, Gas & Consumable Fuels	8.8	21,132,299
Electric Utilities	4.9	11,764,642
Banks	4.3	10,325,381
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Communications Equipment	2.5%	$6,119,674
Metals & Mining	2.1	5,068,307
Financial Services	2.0	4,856,984
Chemicals	1.9	4,652,621
Construction & Engineering	1.7	4,155,874
Internet & Catalog Retail	1.3	3,043,377
Commercial Services & Supplies	0.7	1,770,488
Transportation Infrastructure	0.6	1,424,436
Distributors	0.5	1,241,608
Energy Equipment & Services	0.5	1,123,899
Food Products	0.4	976,315
Biotechnology	0.4	939,369
Hotels, Restaurants & Leisure	0.3	723,506
Diversified REITs	0.3	623,221
Insurance	0.3	610,464
Pharmaceuticals	0.2	530,830
Paper & Forest Products	0.2	394,017
Real Estate Management & Development	0.1	363,222
Wireless Telecommunication Services	0.0 *	123,350
Investments	94.4	227,282,753
Short-Term Investments	5.6	13,408,052
Total Investments	100.0%	$ 240,690,805
INVESTMENT VALUATION:

Valuation Inputs (O)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Foreign Government Obligations	$—	$145,318,869	$—	$145,318,869
Corporate Debt Securities	—	81,127,746	—	81,127,746
Convertible Bond	—	712,788	—	712,788
Common Stock	—	—	123,350	123,350
Other Investment Company	4,253,594	—	—	4,253,594
Repurchase Agreement	—	9,154,458	—	9,154,458
Total Investments	$4,253,594	$236,313,861	$123,350	$240,690,805
Other Financial Instruments
Forward Foreign Currency Contracts (Q)	$—	$197,753	$—	$197,753
Total Other Financial Instruments	$—	$197,753	$—	$197,753
LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (Q)	$—	$(78,317)	$—	$(78,317)
Total Other Financial Instruments	$—	$(78,317)	$—	$(78,317)
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $104,628,974, representing 43.8% of the
Fund's net assets.

(B)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2025; the maturity date disclosed is the ultimate maturity date.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(C)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2025, the total value of the Regulation S securities is $30,236,766, representing
12.7% of the Fund's net assets.

(D)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2025, the value of this security is $2,947,255, representing 1.2% of the Fund's net assets.

(E)	Non-income producing security.
(F)
All or a portion of the security is on loan. The total value of the securities on loan is $4,376,296, collateralized by cash collateral of $4,253,594 and non-cash collateral, such as U.S. government securities of $215,500. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(G)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(H)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(I)
Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2025, the value of this security is
$262,386, representing 0.1% of the Fund's net assets.

(J)	Perpetual maturity. The date displayed is the next call date.
(K)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(L)
Security is Level 3 of the fair value hierarchy and is valued based on unobservable inputs (see note 3). At October 31, 2025, the total value of the securities is $123,350, representing less than 0.1% of the Fund’s net assets.

(M)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2025, the total value of the securities is $123,350, representing 0.1% of the Fund’s net assets.
(N)	Rate disclosed reflects the yield at October 31, 2025.
(O)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(P)	Level 3 security was not considered significant to the Fund.
(Q)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
BRL	Brazilian Real
CLP	Chile Peso
COP	Colombian Peso
CZK	Czech Republic Koruna
EGP	Egypt Pound
EUR	Euro
HUF	Hungary Forint
IDR	Indonesia Rupiah
INR	Indian Rupee
KZT	Kazakhstan Tenge
MXN	Mexico Peso
MYR	Malaysia Ringgit
PEN	Peruvian Sol
PHP	Philippines Peso
PLN	Poland Zloty
RON	Romania New Leu
TRY	Turkish New Lira
USD	United States Dollar
UZS	Uzbekistan Som
ZAR	South Africa Rand
ZMW	Zambian Kwacha
COUNTERPARTY ABBREVIATION(S):
BCLY	Barclays Bank PLC
GSB	Goldman Sachs Bank
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
COUNTERPARTY ABBREVIATION(S) (continued):
MSC	Morgan Stanley & Co.
RBC	Royal Bank of Canada
PORTFOLIO ABBREVIATION(S):
JSC	Joint Stock Company
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $223,197,143) (including securities loaned of $4,376,296)	$231,536,347
Repurchase agreement, at value (cost $9,154,458)	9,154,458
Cash collateral pledged at broker for:
OTC derivatives (A)	10,000
Foreign currency, at value (cost $2,068,905)	1,979,494
Receivables and other assets:
Investments sold	267,899
When-issued, delayed-delivery, forward and TBA commitments sold	404,768
Net income from securities lending	1,902
Shares of beneficial interest sold	208,847
Interest	4,090,501
Tax reclaims	28,315
Unrealized appreciation on forward foreign currency contracts	197,753
Total assets	247,880,284
Liabilities:
Cash collateral received upon return of:
Securities on loan	4,253,594
Payables and other liabilities:
Investments purchased	662,497
When-issued, delayed-delivery, forward and TBA commitments purchased	3,457,966
Shares of beneficial interest redeemed	94,353
Foreign capital gains tax	13,825
Due to custodian	271,296
Investment management fees	129,974
Distribution and service fees	2,664
Transfer agent fees	13,622
Trustee and CCO fees	85
Audit and tax fees	27,072
Custody fees	17,579
Legal fees	3,156
Printing and shareholder reports fees	4,866
Registration fees	829
Other accrued expenses	11,049
Unrealized depreciation on forward foreign currency contracts	78,317
Total liabilities	9,042,744
Net assets	$238,837,540
Net assets consist of:
Paid-in capital	$377,546,854
Total distributable earnings (accumulated losses)	(138,709,314)
Net assets	$238,837,540
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2025
Net assets by class:
Class A	$9,284,598
Class C	871,704
Class I	120,822,477
Class I2	84,543,033
Class R6	23,315,728
Shares outstanding (unlimited shares, no par value):
Class A	960,011
Class C	90,594
Class I	12,438,206
Class I2	8,721,469
Class R6	2,398,458
Net asset value per share: (B)
Class A	$9.67
Class C	9.62
Class I	9.71
Class I2	9.69
Class R6	9.72
Maximum offering price per share: (C)
Class A	$10.15

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(B)
Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(C)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Interest income	$21,374,861
Net income from securities lending	36,894
Withholding taxes on foreign income	(130,317)
Total investment income	21,281,438
Expenses:
Investment management fees	1,594,025
Distribution and service fees:
Class A	21,499
Class C	11,213
Transfer agent fees:
Class A	24,241
Class C	1,965
Class I	131,531
Class I2	6,867
Class R6	1,899
Trustee and CCO fees	10,733
Audit and tax fees	48,698
Custody fees	111,371
Legal fees	19,340
Printing and shareholder reports fees	21,956
Registration fees	81,904
Other	43,431
Total expenses before waiver and/or reimbursement and recapture	2,130,673
Expenses waived and/or reimbursed:
Class A	(8,482)
Class I	(20,113)
Recapture of previously waived and/or reimbursed fees:
Class A	4,911
Class I	4,247
Net expenses	2,111,236
Net investment income (loss)	19,170,202
Net realized gain (loss) on:
Investments	(1,475,467) (A)
Forward foreign currency contracts	(1,022,984)
Foreign currency transactions	(220,551)
Net realized gain (loss)	(2,719,002)
Net change in unrealized appreciation (depreciation) on:
Investments	7,912,281 (B)
Forward foreign currency contracts	460,530
Translation of assets and liabilities denominated in foreign currencies	71,581
Net change in unrealized appreciation (depreciation)	8,444,392
Net realized and change in unrealized gain (loss)	5,725,390
Net increase (decrease) in net assets resulting from operations	$24,895,592

(A)	Includes net realized foreign capital gains tax of $77,640.
(B)	Includes net change in foreign capital gains tax of $(10,933).
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$19,170,202	$21,260,658
Net realized gain (loss)	(2,719,002)	720,956
Net change in unrealized appreciation (depreciation)	8,444,392	19,522,145
Net increase (decrease) in net assets resulting from operations	24,895,592	41,503,759
Dividends and/or distributions to shareholders:
Class A	(495,083)	(444,384)
Class C	(59,885)	(69,899)
Class I	(8,023,297)	(8,820,104)
Class I2	(5,952,764)	(5,518,279)
Class R6	(1,579,341)	(1,254,326)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(16,110,370)	(16,106,992)
Capital share transactions:
Proceeds from shares sold:
Class A	9,177,277	13,580,868
Class C	43,457	155,805
Class I	61,653,721	65,427,121
Class I2	5,236,928	25,251,866
Class R6	9,972,661	1,592,168
	86,084,044	106,007,828
Dividends and/or distributions reinvested:
Class A	473,730	423,457
Class C	46,337	54,688
Class I	6,629,403	7,708,970
Class I2	5,935,858	5,498,763
Class R6	1,560,421	1,253,264
	14,645,749	14,939,142
Cost of shares redeemed:
Class A	(9,734,185)	(14,544,228)
Class C	(222,175)	(411,384)
Class I	(96,190,711)	(109,861,320)
Class I2	(31,697,836)	(7,315,464)
Class R6	(11,771,188)	(2,494,842)
	(149,616,095)	(134,627,238)
Automatic conversions:
Class A	344,280	434,633
Class C	(344,280)	(434,633)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(48,886,302)	(13,680,268)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	—	110 (A)
	—	110
Net increase (decrease) in net assets	(40,101,080)	11,716,609
Net assets:
Beginning of year	278,938,620	267,222,011
End of year	$238,837,540	$278,938,620
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	989,522	1,495,433
Class C	4,755	17,318
Class I	6,642,829	7,122,893
Class I2	581,099	2,764,703
Class R6	1,099,082	175,420
	9,317,287	11,575,767
Shares reinvested:
Class A	51,890	45,983
Class C	5,111	5,973
Class I	723,865	834,674
Class I2	650,205	595,723
Class R6	170,210	135,536
	1,601,281	1,617,889
Shares redeemed:
Class A	(1,051,735)	(1,597,242)
Class C	(24,430)	(45,397)
Class I	(10,426,986)	(11,907,490)
Class I2	(3,595,846)	(793,788)
Class R6	(1,282,683)	(273,341)
	(16,381,680)	(14,617,258)
Automatic conversions:
Class A	37,038	46,991
Class C	(37,265)	(47,273)
	(227)	(282)
Net increase (decrease) in shares outstanding:
Class A	26,715	(8,835)
Class C	(51,829)	(69,379)
Class I	(3,060,292)	(3,949,923)
Class I2	(2,364,542)	2,566,638
Class R6	(13,391)	37,615
	(5,463,339)	(1,423,884)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.24	$8.45	$7.91	$10.57	$10.33
Investment operations:
Net investment income (loss) (A)	0.66	0.61	0.53	0.50	0.46
Net realized and unrealized gain (loss)	0.31	0.65	0.46	(2.81)	0.07
Total investment operations	0.97	1.26	0.99	(2.31)	0.53
Contributions from affiliate	—	0.00 (B)(C)	—	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.47)	(0.43)	(0.35)	(0.29)
Return of capital	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.54)	(0.47)	(0.45)	(0.35)	(0.29)
Net asset value, end of year	$9.67	$9.24	$8.45	$7.91	$10.57
Total return (E)	10.93%	15.07%(C)	11.94%	(21.97)%(D)	5.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$9,285	$8,627	$7,964	$7,220	$11,114
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.30%	1.34%	1.45%	1.36%	1.21%
Including waiver and/or reimbursement and recapture	1.26%(F)	1.26%(F)	1.30%(F)	1.25%	1.21%
Net investment income (loss) to average net assets	7.12%	6.71%	6.08%	5.39%	4.26%
Portfolio turnover rate	199%	151%	152%	135%	185%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Includes interest expense outside the operating expense limit.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.20	$8.41	$7.87	$10.51	$10.22
Investment operations:
Net investment income (loss) (A)	0.60	0.55	0.47	0.44	0.39
Net realized and unrealized gain (loss)	0.29	0.65	0.46	(2.79)	0.07
Total investment operations	0.89	1.20	0.93	(2.35)	0.46
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.41)	(0.37)	(0.29)	(0.17)
Return of capital	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.47)	(0.41)	(0.39)	(0.29)	(0.17)
Net asset value, end of year	$9.62	$9.20	$8.41	$7.87	$10.51
Total return (D)	10.06%	14.37%	11.32%	(22.56)%(C)	4.55%
Ratio and supplemental data:
Net assets end of year (000’s)	$872	$1,310	$1,781	$2,178	$4,203
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	1.89%	1.95%	1.92%	1.86%
Including waiver and/or reimbursement and recapture	1.94%	1.89%	1.95%(E)	1.92%(E)	1.86%
Net investment income (loss) to average net assets	6.53%	6.09%	5.40%	4.71%	3.61%
Portfolio turnover rate	199%	151%	152%	135%	185%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.28	$8.49	$7.94	$10.63	$10.40
Investment operations:
Net investment income (loss) (A)	0.70	0.66	0.56	0.54	0.51
Net realized and unrealized gain (loss)	0.30	0.64	0.47	(2.84)	0.07
Total investment operations	1.00	1.30	1.03	(2.30)	0.58
Contributions from affiliate	—	—	—	0.04 (B)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.57)	(0.51)	(0.46)	(0.43)	(0.35)
Return of capital	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.57)	(0.51)	(0.48)	(0.43)	(0.35)
Net asset value, end of year	$9.71	$9.28	$8.49	$7.94	$10.63
Total return	11.33%	15.60%	12.42%	(21.42)%(B)	5.66%
Ratio and supplemental data:
Net assets end of year (000’s)	$120,822	$143,882	$165,110	$149,943	$251,616
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.84%	0.89%	0.86%	0.81%
Including waiver and/or reimbursement and recapture	0.86%(C)	0.85%	0.90%(C)	0.85%	0.81%
Net investment income (loss) to average net assets	7.55%	7.13%	6.44%	5.76%	4.67%
Portfolio turnover rate	199%	151%	152%	135%	185%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.36%.

(C)	Includes interest expense outside the operating expense limit.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.27	$8.47	$7.93	$10.63	$10.41
Investment operations:
Net investment income (loss) (A)	0.71	0.66	0.57	0.54	0.52
Net realized and unrealized gain (loss)	0.29	0.66	0.46	(2.84)	0.07
Total investment operations	1.00	1.32	1.03	(2.30)	0.59
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.58)	(0.52)	(0.46)	(0.40)	(0.37)
Return of capital	—	—	(0.03)	—	—
Total dividends and/or distributions to shareholders	(0.58)	(0.52)	(0.49)	(0.40)	(0.37)
Net asset value, end of year	$9.69	$9.27	$8.47	$7.93	$10.63
Total return	11.33%	15.62%	12.43%	(21.83)%	5.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$84,543	$102,716	$72,198	$7,318	$140,018
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.75%	0.80%	0.77%	0.71%
Including waiver and/or reimbursement and recapture	0.77%	0.75%	0.80%(B)	0.77%	0.71%
Net investment income (loss) to average net assets	7.65%	7.23%	6.49%	5.54%	4.76%
Portfolio turnover rate	199%	151%	152%	135%	185%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.29	$8.50	$7.95	$10.63	$10.40
Investment operations:
Net investment income (loss) (A)	0.71	0.67	0.57	0.55	0.52
Net realized and unrealized gain (loss)	0.30	0.64	0.47	(2.83)	0.08
Total investment operations	1.01	1.31	1.04	(2.28)	0.60
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.58)	(0.52)	(0.46)	(0.40)	(0.37)
Return of capital	—	—	(0.03)	—	—
Total dividends and/or distributions to shareholders	(0.58)	(0.52)	(0.49)	(0.40)	(0.37)
Net asset value, end of year	$9.72	$9.29	$8.50	$7.95	$10.63
Total return	11.41%	15.58%	13.10%	(21.55)%	5.71%
Ratio and supplemental data:
Net assets end of year (000’s)	$23,316	$22,404	$20,169	$25,467	$12,395
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.75%	0.79%	0.76%	0.71%
Including waiver and/or reimbursement and recapture	0.77%	0.75%	0.79%	0.76%	0.71%
Net investment income (loss) to average net assets	7.63%	7.25%	6.55%	5.95%	4.78%
Portfolio turnover rate	199%	151%	152%	135%	185%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Emerging Markets Debt (the "Fund") is a series of the Trust and is classified as non-diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims, if any, that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,879,383	$—	$—	$—	$2,879,383
Foreign Government Obligations	1,374,211	—	—	—	1,374,211
Total Securities Lending Transactions	$4,253,594	$—	$—	$—	$4,253,594
Total Borrowings	$4,253,594	$—	$—	$—	$4,253,594
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Forward foreign currency contracts: The Fund is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
Open forward foreign currency contracts at October 31, 2025, are listed within the Schedule of Investments.
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2025.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized appreciation on forward foreign currency contracts	$—	$197,753	$—	$—	$—	$197,753
Total	$—	$197,753	$—	$—	$—	$197,753
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized depreciation on forward foreign currency contracts	$—	$(78,317)	$—	$—	$—	$(78,317)
Total	$—	$(78,317)	$—	$—	$—	$(78,317)
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2025.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(1,022,984)	$—	$—	$—	$(1,022,984)
Total	$—	$(1,022,984)	$—	$—	$—	$(1,022,984)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$460,530	$—	$—	$—	$460,530
Total	$—	$460,530	$—	$—	$—	$460,530
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2025.
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	$23,822,784
Average contract amounts sold — in USD	24,569,405
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Fund OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2025. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
Goldman Sachs Bank	$21,595	$(21,595)	$—	$—	$27,948	$(21,595)	$—	$6,353
HSBC Bank USA	1,340	(1,340)	—	—	33,784	(1,340)	—	32,444
JPMorgan Chase Bank, N.A.	32,034	(15,245)	—	16,789	15,245	(15,245)	—	—
Morgan Stanley Captial Services, Inc.	2,640	—	—	2,640	—	—	—	—
Royal Bank of Canada	72,834	(1,340)	—	71,494	1,340	(1,340)	—	—
Other Derivatives (C)	67,310	—	—	67,310	—	—	—	—
Total	$197,753	$(39,520)	$—	$158,233	$78,317	$(39,520)	$—	$38,797

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)
Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. RISK FACTORS (continued)
or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Sovereign debt risk: Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Currency risk: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker,
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. RISK FACTORS (continued)
the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Privately placed and other restricted securities risk: Restricted securities, which include private placements of private and public companies, are subject to legal or contractual restrictions on their resale. Restricted securities may be difficult to sell at the time and price a fund prefers. Restricted securities may be difficult to value properly and may involve greater risks than securities that are not subject to restrictions on resale, both of which may result in substantial losses. An insufficient number of eligible buyers interested in purchasing restricted securities held by the Fund could adversely affect the marketability of such securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices, adversely affecting the Fund’s overall liquidity and performance. Restricted securities may not be listed on an exchange and may have no active trading market. The Fund may incur additional expense when disposing of restricted securities. Restricted securities may involve a high degree of business and financial risk and may result in substantial losses to the Fund.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. RISK FACTORS (continued)
Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to the risks associated with investing in those issuers.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$91,976,337	38.51%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $400 million	0.63%
Over $400 million	0.61
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.25%	March 1, 2026
Class C	1.96	March 1, 2026
Class I	0.85	March 1, 2026
Class I2, Class R6	0.80	March 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class A	$10,990	$8,393	$8,482	$27,865
Class I	—	—	15,866	15,866
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
On three occasions during the year ended October 31, 2022, TCL, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCL during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, LLC” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$3,653	$—
Class C	—	1
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Class A of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$164,393	$13,269
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$467,959,031	$5,889,587	$514,267,341	$5,846,945
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund's shareholders. During the year ended October 31, 2025, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments and forward contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$233,469,889	$11,524,896	$(4,238,666)	$7,286,230
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$81,296,861	$65,703,943
During the year ended October 31, 2025, the capital loss carryforwards utilized are $1,013,247.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$16,110,370	$—	$—	$—	$16,106,992	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$1,397,210	$—	$—	$(147,000,804)	$—	$(297,124)	$7,191,404
11. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
11. OPERATING SEGMENTS (continued)
information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Emerging Markets Debt
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Emerging Markets Debt (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Emerging Markets Debt (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and MetLife Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability. The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Debt

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886794 TA EMD 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Emerging Markets Equity
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Shares	Value
COMMON STOCKS - 98.7%
Brazil - 2.7%
Banco BTG Pactual SA	288,800	$ 2,620,697
Vale SA	228,700	2,774,183
		5,394,880
Canada - 1.6%
Fairfax India Holdings Corp. (A)(B)(C)	186,400	3,168,800
China - 15.2%
Fu Shou Yuan International Group Ltd. (C)	5,669,800	2,145,178
Kingdee International Software Group Co. Ltd. (B)	1,290,000	2,433,727
Kweichow Moutai Co. Ltd., Class A	12,910	2,595,303
Lenovo Group Ltd.	1,602,500	2,342,744
NetEase, Inc.	168,600	4,708,315
Tencent Holdings Ltd.	138,078	11,176,952
Zijin Mining Group Co. Ltd., H Shares	1,204,400	4,997,054
		30,399,273
Greece - 1.9%
Motor Oil Hellas Corinth Refineries SA	64,700	1,940,480
OPAP SA	90,600	1,874,520
		3,815,000
Hong Kong - 8.1%
AIA Group Ltd.	445,553	4,326,203
Alibaba Group Holding Ltd.	422,173	8,969,862
SITC International Holdings Co. Ltd.	777,700	2,864,375
		16,160,440
Hungary - 1.0%
Richter Gedeon Nyrt	61,700	1,901,750
India - 8.5%
360 ONE WAM Ltd.	168,800	2,061,244
Coal India Ltd.	500,900	2,196,097
HDFC Bank Ltd.	329,262	3,664,411
HEG Ltd.	333,300	2,211,456
ICICI Bank Ltd.	254,600	3,858,955
Reliance Industries Ltd.	185,126	3,101,031
		17,093,194
Japan - 0.9%
Nexon Co. Ltd.	90,600	1,851,859
Kazakhstan - 1.4%
Halyk Savings Bank of Kazakhstan JSC, GDR (D)	103,600	2,766,120
Luxembourg - 1.3%
Millicom International Cellular SA	55,900	2,633,449
Mexico - 4.3%
Fibra Uno Administracion SA de CV, REIT	1,309,871	1,908,561
Fomento Economico Mexicano SAB de CV (C)	260,400	2,453,257
Promotora y Operadora de Infraestructura SAB de CV (C)	141,900	1,833,164
Wal-Mart de Mexico SAB de CV (C)	701,277	2,321,422
		8,516,404
	Shares	Value
COMMON STOCKS (continued)
Philippines - 1.5%
International Container Terminal Services, Inc.	337,700	$ 3,045,846
Poland - 1.0%
Allegro.eu SA (A)(B)	210,700	1,968,359
Republic of Korea - 13.5%
Hugel, Inc. (B)	7,900	1,452,746
Hyundai Motor Co.	17,364	3,534,346
KINX, Inc.	45,900	2,996,105
Krafton, Inc. (B)	14,800	2,867,029
Park Systems Corp.	13,300	2,273,066
Samsung Electronics Co. Ltd.	129,347	9,759,468
Shinhan Financial Group Co. Ltd.	80,077	4,119,771
		27,002,531
Republic of South Africa - 5.0%
Investec PLC	383,100	2,883,785
Naspers Ltd., N Shares	101,570	7,147,423
		10,031,208
Russian Federation - 0.0%
Gazprom PJSC, ADR (B)(E)(F)(G)	2,525,844	0
GMK Norilskiy Nickel PAO (B)(E)(F)(G)	737,100	0
Lukoil PJSC, ADR (B)(E)(F)(G)	192,700	0
Mobile TeleSystems PJSC, ADR (B)(E)(F)(G)	382,338	0
Novatek PJSC, GDR (B)(D)(E)(F)(G)	2,914	0
Sberbank of Russia PJSC (B)(E)(F)(G)	1,980,987	0
		0
Saudi Arabia - 1.4%
Saudi Awwal Bank	322,879	2,785,952
Taiwan - 17.8%
Accton Technology Corp.	99,721	3,503,423
Acter Group Corp. Ltd.	112,800	2,825,412
E Ink Holdings, Inc.	461,000	3,179,207
Fusheng Precision Co. Ltd.	272,600	2,150,402
Taiwan Semiconductor Manufacturing Co. Ltd.	490,763	23,946,667
		35,605,111
Turkey - 2.1%
Coca-Cola Icecek AS	1,992,000	2,434,698
KOC Holding AS	456,700	1,863,550
		4,298,248
United Arab Emirates - 1.1%
Emaar Properties PJSC	570,975	2,207,448
United Kingdom - 3.9%
Airtel Africa PLC (A)	545,579	1,982,467
Anglo American PLC	72,500	2,738,243
Georgia Capital PLC (B)	87,800	2,987,379
		7,708,089
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Shares	Value
COMMON STOCKS (continued)
United States - 2.8%
ACM Research, Inc., Class A (B)	107,700	$ 4,465,243
Tecnoglass, Inc.	20,600	1,228,378
		5,693,621
Uruguay - 1.7%
Arcos Dorados Holdings, Inc., Class A	281,400	2,017,638
MercadoLibre, Inc. (B)	600	1,396,356
		3,413,994
Total Common Stocks (Cost $198,331,863)		197,461,576
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (H)	436,592	436,592
Total Other Investment Company (Cost $436,592)		436,592

Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp.,
1.50% (H), dated 10/31/2025, to be
repurchased at $3,006,932 on 11/03/2025.
Collateralized by a U.S. Government
Obligation, 4.13%, due 10/31/2026, and
with a value of $3,066,781.
$ 3,006,556	$ 3,006,556
Total Repurchase Agreement (Cost $3,006,556)	3,006,556
Total Investments (Cost $201,775,011)	200,904,724
Net Other Assets (Liabilities) - (0.4)%	(804,564)
Net Assets - 100.0%	$ 200,100,160
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Semiconductors & Semiconductor Equipment	14.1%	$28,411,910
Broadline Retail	9.7	19,482,000
Banks	8.6	17,195,209
Capital Markets	6.8	13,721,905
Technology Hardware, Storage & Peripherals	6.0	12,102,212
Interactive Media & Services	5.6	11,176,952
Metals & Mining	5.2	10,509,480
Entertainment	4.7	9,427,203
Beverages	3.7	7,483,258
Oil, Gas & Consumable Fuels	3.6	7,237,608
Electronic Equipment, Instruments & Components	2.7	5,452,273
Transportation Infrastructure	2.4	4,879,010
Wireless Telecommunication Services	2.3	4,615,916
Insurance	2.2	4,326,203
Hotels, Restaurants & Leisure	1.9	3,892,158
Automobiles	1.8	3,534,346
Communications Equipment	1.7	3,503,423
Diversified Telecommunication Services	1.5	2,996,105
Marine Transportation	1.4	2,864,375
Construction & Engineering	1.4	2,825,412
Software	1.2	2,433,727
Consumer Staples Distribution & Retail	1.2	2,321,422
Electrical Equipment	1.1	2,211,456
Real Estate Management & Development	1.1	2,207,448
Leisure Products	1.1	2,150,402
Diversified Consumer Services	1.1	2,145,178
Diversified REITs	1.0	1,908,561
Pharmaceuticals	1.0	1,901,750
Industrial Conglomerates	0.9	1,863,550
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Biotechnology	0.7%	$1,452,746
Building Products	0.6	1,228,378
Investments	98.3	197,461,576
Short-Term Investments	1.7	3,443,148
Total Investments	100.0%	$ 200,904,724
INVESTMENT VALUATION:

Valuation Inputs (I)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value
ASSETS
Investments
Common Stocks	$31,587,268	$165,874,308	$0	$197,461,576
Other Investment Company	436,592	—	—	436,592
Repurchase Agreement	—	3,006,556	—	3,006,556
Total Investments	$32,023,860	$168,880,864	$0	$200,904,724
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $7,119,626, representing 3.6% of the
Fund's net assets.

(B)	Non-income producing security.
(C)
All or a portion of the security is on loan. The total value of the securities on loan is $6,992,573, collateralized by cash collateral of $436,592 and non-cash collateral, such as U.S. government securities of $6,947,701. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(D)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2025, the total value of the Regulation S securities is $2,766,120, representing
1.4% of the Fund's net assets.

(E)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2025, the total value of the securities is $0, representing 0.0% of the Fund’s net assets.
(F)
Security is Level 3 of the fair value hierarchy and is valued based on unobservable inputs (see note 3). At October 31, 2025, the total value of the securities is $0, representing 0.0% of the Fund’s net assets.

(G)	Security deemed worthless.
(H)	Rate disclosed reflects the yield at October 31, 2025.
(I)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(J)	Level 3 security was not considered significant to the Fund.
PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
JSC	Joint Stock Company
PJSC	Private Joint Stock Co.
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $198,768,455) (including securities loaned of $6,992,573)	$197,898,168
Repurchase agreement, at value (cost $3,006,556)	3,006,556
Foreign currency, at value (cost $172,601)	166,376
Receivables and other assets:
Net income from securities lending	4,109
Shares of beneficial interest sold	43
Dividends	114,406
Interest	125
Tax reclaims	7,093
Total assets	201,196,876
Liabilities:
Cash collateral received upon return of:
Securities on loan	436,592
Payables and other liabilities:
Shares of beneficial interest redeemed	9,370
Foreign capital gains tax	343,707
Investment management fees	259,257
Transfer agent fees	1,309
Trustee and CCO fees	67
Audit and tax fees	19,684
Custody fees	10,749
Legal fees	1,629
Printing and shareholder reports fees	831
Registration fees	3,343
Other accrued expenses	10,178
Total liabilities	1,096,716
Net assets	$200,100,160
Net assets consist of:
Paid-in capital	$457,581,152
Total distributable earnings (accumulated losses)	(257,480,992)
Net assets	$200,100,160
Net assets by class:
Class I	$607,265
Class I2	191,780,979
Class R6	7,711,916
Shares outstanding (unlimited shares, no par value):
Class I	56,231
Class I2	17,769,153
Class R6	710,647
Net asset value per share: (A)
Class I	$10.80
Class I2	10.79
Class R6	10.85

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Dividend income	$4,256,836
Interest income	48,864
Net income from securities lending	19,928
Withholding taxes on foreign income	(385,573)
Total investment income	3,940,055
Expenses:
Investment management fees	1,137,303
Transfer agent fees:
Class I	817
Class I2	10,119
Class R6	619
Trustee and CCO fees	6,300
Audit and tax fees	87,830
Custody fees	41,093
Legal fees	28,213
Printing and shareholder reports fees	9,001
Registration fees	53,128
Interest	558
Other	25,983
Total expenses before waiver and/or reimbursement and recapture	1,400,964
Expenses waived and/or reimbursed:
Class I	(1,790)
Class I2	(184,721)
Class R6	(12,245)
Recapture of previously waived and/or reimbursed fees:
Class I	1,125
Class I2	160,090
Class R6	10,738
Net expenses	1,374,161
Net investment income (loss)	2,565,894
Net realized gain (loss) on:
Investments	4,202,948 (A)
Foreign currency transactions	(61,871)
Net realized gain (loss)	4,141,077
Net change in unrealized appreciation (depreciation) on:
Investments	37,727,311 (B)
Translation of assets and liabilities denominated in foreign currencies	13,583
Net change in unrealized appreciation (depreciation)	37,740,894
Net realized and change in unrealized gain (loss)	41,881,971
Net increase (decrease) in net assets resulting from operations	$44,447,865

(A)	Includes net realized foreign capital gains tax of $(5,528).
(B)	Includes net change in foreign capital gains tax of $(339,996).
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$2,565,894	$5,704,962
Net realized gain (loss)	4,141,077	16,160,973
Net change in unrealized appreciation (depreciation)	37,740,894	35,062,611
Net increase (decrease) in net assets resulting from operations	44,447,865	56,928,546
Dividends and/or distributions to shareholders:
Class I	—	(140,842)
Class I2	(169,875)	(9,948,466)
Class R6	(10,804)	(169,326)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(180,679)	(10,258,634)
Capital share transactions:
Proceeds from shares sold:
Class I	40	3,325,494
Class I2	50,885,215	4,691,982
Class R6	3,337,656	661,397
	54,222,911	8,678,873
Dividends and/or distributions reinvested:
Class I	—	103,097
Class I2	169,875	9,948,466
Class R6	10,804	169,326
	180,679	10,220,889
Cost of shares redeemed:
Class I	(3,624,805)	(5,682,116)
Class I2	(16,023,872)	(292,773,154)
Class R6	(4,701,265)	(895,988)
	(24,349,942)	(299,351,258)
Net increase (decrease) in net assets resulting from capital share transactions	30,053,648	(280,451,496)
Net increase (decrease) in net assets	74,320,834	(233,781,584)
Net assets:
Beginning of year	125,779,326	359,560,910
End of year	$200,100,160	$125,779,326
Capital share transactions - shares:
Shares issued:
Class I	6	450,869
Class I2	5,481,254	631,872
Class R6	412,704	88,793
	5,893,964	1,171,534
Shares reinvested:
Class I	—	14,171
Class I2	21,129	1,367,059
Class R6	1,335	23,143
	22,464	1,404,373
Shares redeemed:
Class I	(449,242)	(758,365)
Class I2	(1,928,891)	(37,491,036)
Class R6	(515,023)	(116,142)
	(2,893,156)	(38,365,543)
Net increase (decrease) in shares outstanding:
Class I	(449,236)	(293,325)
Class I2	3,573,492	(35,492,105)
Class R6	(100,984)	(4,206)
	3,023,272	(35,789,636)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.10	$7.00	$6.59	$11.81	$9.90
Investment operations:
Net investment income (loss) (A)	0.14	0.12	0.13	0.25	0.19
Net realized and unrealized gain (loss)	2.56	1.18	0.48	(4.30)	1.78
Total investment operations	2.70	1.30	0.61	(4.05)	1.97
Contributions from affiliate	—	—	—	0.01 (B)	—
Dividends and/or distributions to shareholders:
Net investment income	—	(0.20)	(0.20)	(0.14)	(0.06)
Net realized gains	—	—	—	(1.04)	—
Total dividends and/or distributions to shareholders	—	(0.20)	(0.20)	(1.18)	(0.06)
Net asset value, end of year	$10.80	$8.10	$7.00	$6.59	$11.81
Total return	33.33%	18.94%	9.13%	(37.56)%(B)	19.96%
Ratio and supplemental data:
Net assets end of year (000’s)	$607	$4,094	$5,593	$5,366	$8,503
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.04%	1.02%	0.97%	0.97%(C)
Including waiver and/or reimbursement and recapture	0.98%	0.98%	0.98%	0.97%	0.97%(C)(D)
Net investment income (loss) to average net assets	1.58%	1.62%	1.67%	2.80%	1.57%
Portfolio turnover rate	35%	71%	68%	66%	85%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.11	$7.01	$6.60	$11.82	$9.90
Investment operations:
Net investment income (loss) (A)	0.16	0.14	0.13	0.26	0.12
Net realized and unrealized gain (loss)	2.53	1.17	0.49	(4.30)	1.87
Total investment operations	2.69	1.31	0.62	(4.04)	1.99
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.21)	(0.21)	(0.14)	(0.07)
Net realized gains	—	—	—	(1.04)	—
Total dividends and/or distributions to shareholders	(0.01)	(0.21)	(0.21)	(1.18)	(0.07)
Net asset value, end of year	$10.79	$8.11	$7.01	$6.60	$11.82
Total return	33.24%	19.02%	9.23%	(37.55)%	20.11%
Ratio and supplemental data:
Net assets end of year (000’s)	$191,781	$115,068	$348,221	$749,653	$1,323,558
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.94%	0.92%	0.87%	0.87%(B)
Including waiver and/or reimbursement and recapture	0.95%	0.91%	0.92%	0.87%	0.87%(B)
Net investment income (loss) to average net assets	1.78%	1.78%	1.74%	2.90%	0.98%
Portfolio turnover rate	35%	71%	68%	66%	85%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of year	$8.15	$7.04	$6.64	$11.82	$12.58
Investment operations:
Net investment income (loss) (B)	0.16	0.12	0.12	0.24	0.09
Net realized and unrealized gain (loss)	2.55	1.20	0.49	(4.30)	(0.85)(C)
Total investment operations	2.71	1.32	0.61	(4.06)	(0.76)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.01)	(0.21)	(0.21)	(0.08)	—
Net realized gains	—	—	—	(1.04)	—
Total dividends and/or distributions to shareholders	(0.01)	(0.21)	(0.21)	(1.12)	—
Net asset value, end of year	$10.85	$8.15	$7.04	$6.64	$11.82
Total return	33.34%	19.03%	9.17%	(37.58)%	(5.96)%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$7,712	$6,617	$5,747	$49,613	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.94%	0.92%	0.87%	0.87%(E)(F)
Including waiver and/or reimbursement and recapture	0.95%	0.91%	0.92%	0.87%	0.87%(E)(F)
Net investment income (loss) to average net assets	1.79%	1.59%	1.58%	2.92%	1.73%(E)
Portfolio turnover rate	35%	71%	68%	66%	85%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes in Net Assets due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Emerging Markets Equity (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2025, commissions recaptured are $7,997.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025. For the period December 31, 2024 to October 31, 2025, the Fund's average borrowings are as follows:
Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$1,200,000	3	5.58%
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$436,592	$—	$—	$—	$436,592
Total Borrowings	$436,592	$—	$—	$—	$436,592
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. Emerging market securities may have low trading volumes and may be or become illiquid. In addition, there may be significant obstacles to obtaining information necessary for investigations into or litigation against issuers located in or operating in emerging market countries, and shareholders may have limited legal remedies.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
China A–shares risk: The Fund may invest in equity securities of certain Chinese companies, referred to as China A-shares, through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program (collectively, the “Programs”).The Programs are subject to daily quota limitations, which may restrict the Fund’s ability to invest in China A-shares through the Programs and to enter into or exit trades on a timely basis. The Shanghai and Shenzhen markets may be open at a time when the Programs are not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares are eligible to be accessed through the Programs. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Programs. Because the Programs are new, the actual effect on the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. Further, regulations or restrictions, such as limitations on redemptions, suspension of trading and limitations on profits, may adversely impact the Programs and/or the Fund’s investments through the Programs. There is no guarantee that applicable exchanges in Hong Kong and mainland China will continue to support the Programs in the future. Investments in China A-shares are subject to risks specific to the China market. Any significant change in mainland China’s political, social or economic policies may have a negative impact on investments in the China market. In addition, uncertainties in mainland China tax legislation could result in unexpected tax liabilities for a fund and therefore could affect the amount of income which may be derived, and the amount of capital returned, from the investments in China A-shares by the Fund.
Frontier markets risk: Frontier market countries generally have smaller economies and even less developed capital markets than emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$182,051,126	90.98%
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.79%
Over $250 million up to $500 million	0.75
Over $500 million	0.70
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class I	0.98%	March 1, 2026
Class I2, Class R6	0.95	March 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class I	$—	$2,415	$1,790	$4,205
Class I2	—	—	24,630	24,630
Class R6	—	—	1,508	1,508
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$11,545	$1,307
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$82,048,935	$—	$48,944,268	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies and QEF - Basis Adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$144,383	$(144,383)
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$213,162,045	$50,667,973	$(62,925,294)	$(12,257,321)
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$89,631,120	$158,320,957
During the year ended October 31, 2025, the capital loss carryforwards utilized are $3,171,179.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$180,679	$—	$—	$—	$10,258,634	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$3,083,222	$—	$—	$(247,952,077)	$—	$—	$(12,612,137)
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Emerging Markets Equity
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Emerging Markets Equity (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2025, the Fund designated $553,292 of qualified dividend income.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 2,875,800	$372,613
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Emerging Markets Equity (the “Fund”).
Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Management Agreement. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and TAM’s responsiveness to any questions by the Trustees.
The Board also considered the continuous and regular investment management and other services provided by TAM when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on August 30, 2024 pursuant to its current investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2025.
Management Fee and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Fund’s sub-adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 30, 2024 and was not fully reflected in the comparative data.
On the basis of these considerations, together with the other information it considered, the Board determined that the management fee to be received by TAM under the Management Agreement is reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also
Transamerica Funds
Annual Financial Statements 2025

Transamerica Emerging Markets Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM may not directly correlate with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and in light of any economies of scale experienced in the future.
Benefits to TAM and its Affiliates from their Relationships with the Fund
The Board considered other benefits derived by TAM and/or its affiliates from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Management Agreement.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886756 TA EME 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Energy Infrastructure
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Shares	Value
COMMON STOCKS - 69.8%
Chemicals - 1.1%
Linde PLC	3,062	$ 1,280,835
Construction & Engineering - 1.3%
Quanta Services, Inc.	3,521	1,581,387
Electric Utilities - 2.9%
Entergy Corp.	29,528	2,837,346
PPL Corp.	17,141	625,989
		3,463,335
Energy Equipment & Services - 3.0%
Archrock, Inc.	83,105	2,100,063
Kodiak Gas Services, Inc.	41,035	1,513,371
		3,613,434
Gas Utilities - 0.5%
National Fuel Gas Co.	7,319	577,542
Multi-Utilities - 2.4%
Sempra	31,665	2,911,280
Oil, Gas & Consumable Fuels - 58.6%
Antero Midstream Corp.	250,206	4,316,053
Cheniere Energy, Inc.	48,155	10,208,860
DT Midstream, Inc.	53,080	5,811,729
Enbridge, Inc. (A)	119,564	5,574,074
Excelerate Energy, Inc., Class A	52,012	1,347,631
Hess Midstream LP, Class A	77,021	2,614,863
Kinder Morgan, Inc.	333,440	8,732,794
ONEOK, Inc.	81,786	5,479,662
Pembina Pipeline Corp. (A)	100,738	3,810,919
Rockpoint Gas Storage, Inc., Class A (A)(B)	29,240	540,373
Targa Resources Corp.	23,202	3,574,036
TC Energy Corp.	136,232	6,833,397
Williams Cos., Inc.	208,743	12,079,957
		70,924,348
Total Common Stocks (Cost $61,733,635)		84,352,161
	Shares	Value
MASTER LIMITED PARTNERSHIPS - 26.2% (C)
Oil, Gas & Consumable Fuels - 26.2%
Energy Transfer LP	520,556	$ 8,760,957
Enterprise Products Partners LP	318,779	9,815,205
MPLX LP	111,597	5,664,664
Plains GP Holdings LP, Class A (B)	174,633	3,015,912
Western Midstream Partners LP	118,844	4,453,085
Total Master Limited Partnerships (Cost $22,875,367)		31,709,823

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
Fixed Income Clearing Corp., 1.50% (D), dated 10/31/2025, to be repurchased at $4,524,313 on 11/03/2025. Collateralized by a U.S. Government Obligation, 0.00%, due 10/29/2026, and with a value of $4,614,393.	$ 4,523,748	4,523,748
Total Repurchase Agreement (Cost $4,523,748)		4,523,748
Total Investments (Cost $89,132,750)		120,585,732
Net Other Assets (Liabilities) - 0.3%		336,374
Net Assets - 100.0%		$ 120,922,106
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$84,352,161	$—	$—	$84,352,161
Master Limited Partnerships	31,709,823	—	—	31,709,823
Repurchase Agreement	—	4,523,748	—	4,523,748
Total Investments	$116,061,984	$4,523,748	$—	$120,585,732
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
All or a portion of the security is on loan. The total value of the securities on loan is $9,660,978, collateralized by non-cash collateral, such as U.S.
government securities of $9,905,610. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Non-income producing security.
(C)
The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.

(D)	Rate disclosed reflects the yield at October 31, 2025.
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $84,609,002) (including securities loaned of $9,660,978)	$116,061,984
Repurchase agreement, at value (cost $4,523,748)	4,523,748
Cash	90,794
Receivables and other assets:
Investments sold	66,361
Net income from securities lending	867
Shares of beneficial interest sold	121,011
Dividends	353,916
Interest	188
Total assets	121,218,869
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	130,348
Investment management fees	111,812
Distribution and service fees	10,139
Transfer agent fees	6,785
Trustee and CCO fees	45
Audit and tax fees	23,361
Custody fees	1,528
Legal fees	1,695
Printing and shareholder reports fees	2,346
Registration fees	540
Other accrued expenses	8,164
Total liabilities	296,763
Net assets	$120,922,106
Net assets consist of:
Paid-in capital	$227,700,946
Total distributable earnings (accumulated losses)	(106,778,840)
Net assets	$120,922,106
Net assets by class:
Class A	$32,243,142
Class C	3,467,232
Class I	33,467,568
Class I2	51,744,164
Shares outstanding (unlimited shares, no par value):
Class A	3,787,681
Class C	407,595
Class I	3,934,650
Class I2	6,079,253
Net asset value per share: (A)
Class A	$8.51
Class C	8.51
Class I	8.51
Class I2	8.51
Maximum offering price per share: (B)
Class A	$9.01

(A)
Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Dividend income	$5,453,713
Interest income	90,357
Net income from securities lending	41,392
Withholding taxes on foreign income	(142,561)
Total investment income	5,442,901
Expenses:
Investment management fees	1,442,042
Distribution and service fees:
Class A	82,544
Class C	44,233
Transfer agent fees:
Class A	31,529
Class C	5,988
Class I	46,262
Class I2	4,120
Trustee and CCO fees	5,782
Audit and tax fees	38,176
Custody fees	6,187
Legal fees	16,482
Printing and shareholder reports fees	23,661
Registration fees	56,234
Other	29,957
Total expenses before waiver and/or reimbursement and recapture	1,833,197
Expenses waived and/or reimbursed:
Class C	(557)
Recapture of previously waived and/or reimbursed fees:
Class C	1,956
Net expenses	1,834,596
Net investment income (loss)	3,608,305
Net realized gain (loss) on:
Investments	17,180,263
Foreign currency transactions	(1,530)
Net realized gain (loss)	17,178,733
Net change in unrealized appreciation (depreciation) on:
Investments	(11,195,883)
Translation of assets and liabilities denominated in foreign currencies	748
Net change in unrealized appreciation (depreciation)	(11,195,135)
Net realized and change in unrealized gain (loss)	5,983,598
Net increase (decrease) in net assets resulting from operations	$9,591,903
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$3,608,305	$3,526,244
Net realized gain (loss)	17,178,733	19,317,848
Net change in unrealized appreciation (depreciation)	(11,195,135)	17,904,152
Net increase (decrease) in net assets resulting from operations	9,591,903	40,748,244
Dividends and/or distributions to shareholders:
Class A	(794,740)	(1,358,899)
Class C	(83,704)	(177,680)
Class I	(1,175,163)	(1,619,642)
Class I2	(1,464,472)	(2,728,665)
Return of capital:
Class A	(476,695)	(675,631)
Class C	(50,206)	(88,339)
Class I	(704,878)	(805,269)
Class I2	(878,414)	(1,356,661)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,628,272)	(8,810,786)
Capital share transactions:
Proceeds from shares sold:
Class A	4,780,871	2,101,492
Class C	477,949	513,683
Class I	33,228,257	10,090,768
Class I2	1,307,720	125,962
	39,794,797	12,831,905
Dividends and/or distributions reinvested:
Class A	1,196,548	1,915,163
Class C	131,857	262,743
Class I	1,869,890	2,408,840
Class I2	2,342,886	4,085,326
	5,541,181	8,672,072
Cost of shares redeemed:
Class A	(8,201,725)	(6,497,428)
Class C	(1,279,368)	(1,258,748)
Class I	(37,410,173)	(22,724,187)
Class I2	(6,848,631)	(19,111,463)
	(53,739,897)	(49,591,826)
Automatic conversions:
Class A	599,338	521,209
Class C	(599,338)	(521,209)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(8,403,919)	(28,087,849)
Net increase (decrease) in net assets	(4,440,288)	3,849,609
Net assets:
Beginning of year	125,362,394	121,512,785
End of year	$120,922,106	$125,362,394
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	539,225	284,361
Class C	53,337	69,229
Class I	3,803,298	1,367,269
Class I2	149,378	18,403
	4,545,238	1,739,262
Shares reinvested:
Class A	134,560	273,956
Class C	14,822	37,893
Class I	210,541	346,448
Class I2	263,462	586,602
	623,385	1,244,899
Shares redeemed:
Class A	(930,178)	(907,329)
Class C	(145,740)	(174,148)
Class I	(4,247,304)	(3,147,160)
Class I2	(746,424)	(2,558,850)
	(6,069,646)	(6,787,487)
Automatic conversions:
Class A	66,873	76,812
Class C	(66,952)	(76,888)
	(79)	(76)
Net increase (decrease) in shares outstanding:
Class A	(189,520)	(272,200)
Class C	(144,533)	(143,914)
Class I	(233,465)	(1,433,443)
Class I2	(333,584)	(1,953,845)
	(901,102)	(3,803,402)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.30	$6.43	$7.03	$6.84	$4.73
Investment operations:
Net investment income (loss) (A)	0.22	0.19	0.22	0.05	0.11
Net realized and unrealized gain (loss)	0.34	2.17	(0.55)	0.43	2.27
Total investment operations	0.56	2.36	(0.33)	0.48	2.38
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.33)	(0.27)	—	—
Return of capital	(0.13)	(0.16)	—	(0.29)	(0.27)
Total dividends and/or distributions to shareholders	(0.35)	(0.49)	(0.27)	(0.29)	(0.27)
Net asset value, end of year	$8.51	$8.30	$6.43	$7.03	$6.84
Total return (D)	6.60%	38.40%	(4.73)%	7.30%(C)	51.20%
Ratio and supplemental data:
Net assets end of year (000’s)	$32,243	$33,007	$27,310	$32,347	$20,495
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.53%	1.55%	1.57%	1.54%	1.60%
Including waiver and/or reimbursement and recapture	1.53%	1.55%	1.59%	1.60%	1.60%(E)
Net investment income (loss) to average net assets	2.46%	2.59%	3.31%	0.73%	1.72%
Portfolio turnover rate	53%	55%	15%	20%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.29	$6.42	$7.02	$6.83	$4.71
Investment operations:
Net investment income (loss) (A)	0.15	0.13	0.17	0.03	0.07
Net realized and unrealized gain (loss)	0.34	2.17	(0.55)	0.40	2.28
Total investment operations	0.49	2.30	(0.38)	0.43	2.35
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.29)	(0.22)	—	—
Return of capital	(0.10)	(0.14)	—	(0.24)	(0.23)
Total dividends and/or distributions to shareholders	(0.27)	(0.43)	(0.22)	(0.24)	(0.23)
Net asset value, end of year	$8.51	$8.29	$6.42	$7.02	$6.83
Total return (D)	5.83%	37.32%	(5.51)%	6.42%(C)	50.48%
Ratio and supplemental data:
Net assets end of year (000’s)	$3,467	$4,578	$4,469	$6,753	$7,313
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.32%	2.33%	2.35%	2.33%	2.39%
Including waiver and/or reimbursement and recapture	2.35%	2.35%	2.35%(E)	2.35%	2.35%
Net investment income (loss) to average net assets	1.65%	1.81%	2.56%	0.38%	1.13%
Portfolio turnover rate	53%	55%	15%	20%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.29	$6.42	$7.03	$6.84	$4.72
Investment operations:
Net investment income (loss) (A)	0.24	0.21	0.25	0.08	0.11
Net realized and unrealized gain (loss)	0.35	2.17	(0.57)	0.43	2.30
Total investment operations	0.59	2.38	(0.32)	0.51	2.41
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.34)	(0.29)	—	—
Return of capital	(0.14)	(0.17)	—	(0.32)	(0.29)
Total dividends and/or distributions to shareholders	(0.37)	(0.51)	(0.29)	(0.32)	(0.29)
Net asset value, end of year	$8.51	$8.29	$6.42	$7.03	$6.84
Total return	7.00%	38.81%	(4.56)%	7.75%(C)	51.99%
Ratio and supplemental data:
Net assets end of year (000’s)	$33,468	$34,564	$35,971	$51,296	$36,098
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29%	1.28%	1.28%	1.26%	1.28%
Including waiver and/or reimbursement and recapture	1.29%	1.28%	1.28%	1.26%	1.28%
Net investment income (loss) to average net assets	2.68%	2.90%	3.65%	1.18%	1.70%
Portfolio turnover rate	53%	55%	15%	20%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.30	$6.43	$7.03	$6.84	$4.72
Investment operations:
Net investment income (loss) (A)	0.25	0.22	0.25	0.15	0.14
Net realized and unrealized gain (loss)	0.34	2.17	(0.55)	0.36	2.28
Total investment operations	0.59	2.39	(0.30)	0.51	2.42
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.35)	(0.30)	—	—
Return of capital	(0.14)	(0.17)	—	(0.32)	(0.30)
Total dividends and/or distributions to shareholders	(0.38)	(0.52)	(0.30)	(0.32)	(0.30)
Net asset value, end of year	$8.51	$8.30	$6.43	$7.03	$6.84
Total return	6.97%	38.90%	(4.32)%	7.78%	52.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$51,744	$53,213	$53,763	$57,944	$154,852
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.19%	1.18%	1.18%	1.16%	1.18%
Including waiver and/or reimbursement and recapture	1.19%	1.18%	1.18%	1.16%	1.18%
Net investment income (loss) to average net assets	2.79%	3.01%	3.69%	2.23%	2.25%
Portfolio turnover rate	53%	55%	15%	20%	18%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Energy Infrastructure (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities and Master limited partnerships: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended October 31, 2025, the Fund has not entered into any secured borrowing arrangements.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK FACTORS (continued)
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Energy sector risk: Under normal circumstances, the Fund concentrates its investments in industries in the energy sector, which means the Fund will be more affected by the performance of the energy sector than a fund that is more diversified. Investing in the energy sector involves a number of risks. Please refer to the Prospectus for additional details.
Industry concentration risk: The Fund concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, the Fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.
Master limited partnerships (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. The MLP entities in which the Fund invests are typically focused in the energy sector. A downturn in the energy sector could have an adverse impact on the Fund. Energy MLPs may be adversely affected by changes in and volatility of commodity prices. At times, the performance of securities of companies in the energy sector of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the Fund’s investments in such securities may decline if interest rates rise. The value of the Fund's investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to the risks associated with investing in those issuers.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK FACTORS (continued)
risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$49,384,588	40.84%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	1.054%
Over $250 million up to $500 million	1.040
Over $500 million up to $1 billion	0.960
Over $1 billion up to $2 billion	0.850
Over $2 billion	0.800
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.60%	March 1, 2026
Class C	2.35	March 1, 2026
Class I	1.31	March 1, 2026
Class I2	1.21	March 1, 2026
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class C	$1,528	$612	$557	$2,697
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.
On three occasions during the year ended October 31, 2022, TCL, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCL during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, LLC” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$22,251	$50
Class C	—	492
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$86,581	$6,564
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$70,325,385	$—	$78,359,437	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to partnership basis adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(6,333)	$6,333
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$84,208,701	$36,874,192	$(497,161)	$36,377,031
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$61,863,388	$74,908,814
During the year ended October 31, 2025, the capital loss carryforwards utilized are $17,230,964.
The Fund attempts to pay quarterly dividends at a relatively consistent level, but there can be no assurance the Fund can continue to do so. This dividend practice can be expected to result in the Fund returning capital to its shareholders from time to time. When the Fund
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
returns capital, the net asset value of your shares in the Fund goes down to reflect that. When a distribution includes what the Fund estimates to be a return of capital, the Fund will send shareholders a written notice. The tax status of certain distributions may be recharacterized at year-end.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$3,518,079	$—	$—	$2,110,193	$5,884,886	$—	$—	$2,925,900
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$—	$—	$(136,772,202)	$—	$(6,383,669)	$36,377,031
9. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Energy Infrastructure
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Energy Infrastructure (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2025, the Fund designated $2,761,306 of qualified dividend income.
For corporate shareholders, 36% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Energy Infrastructure (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Kayne Anderson Capital Advisors, L.P. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

MANAGEMENT AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1- and 10- year periods and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10- year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Energy Infrastructure

MANAGEMENT AND SUB-ADVISORY AGREEMENTS – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates to a limited extent in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting to some degree the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886784 TA ENGY INFRA 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Floating Rate
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Principal	Value
LOAN ASSIGNMENTS - 85.9%
Aerospace & Defense - 1.6%
Air Comm Corp. LLC Term Loan, 1-Month Term SOFR + 2.75%, 3-Month Term SOFR + 2.75%, 6.71% (A), 12/11/2031	$ 949,160	$ 949,160
Barnes Group, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 6.71% (A), 01/27/2032	995,000	992,979
BG MS U.S. Holding LLC Term Loan B, 8.65%, 10/18/2032 (B)	750,000	749,062
TransDigm, Inc.
Term Loan J, 3-Month Term SOFR + 2.50%, 6.50% (A), 02/28/2031	492,515	493,082
Term Loan K, 3-Month Term SOFR + 2.25%, 6.25% (A), 03/22/2030	997,475	998,334
		4,182,617
Automobile Components - 0.8%
American Axle and Manufacturing, Inc. Term Loan C, TBD, 02/24/2032 (B)(C)	950,000	943,469
Clarios Global LP Term Loan B, 1-Month Term SOFR + 2.75%, 6.71% (A), 01/28/2032	500,000	498,333
First Brands Group LLC
Term Loan, 1-Month Term SOFR + 7.00%, 11.13% (A), 11/03/2025	598,468	239,932
Term Loan, 3-Month Term SOFR + 10.00%, 14.13% (A), 06/29/2026	$ 344,342	365,002
Term Loan, 3-Month Term SOFR + 5.00%, 9.10% (A), 03/30/2027	1,316,908	144,860
		2,191,596
Beverages - 0.6%
Naked Juice LLC FLFO Term Loan, 3-Month Term SOFR + 5.50%, 9.50% (A), 01/24/2029	1,000,000	1,006,250
Sazerac Co., Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 6.58% (A), 07/09/2032	500,000	502,110
		1,508,360
Building Products - 2.5%
Chamberlain Group, Inc. Term Loan B, 1-Month Term SOFR + 3.00%, 6.96% (A), 09/08/2032	919,203	920,736
	Principal	Value
LOAN ASSIGNMENTS (continued)
Building Products (continued)
Cornerstone Building Brands, Inc. Term Loan B, 1-Month Term SOFR + 4.50%, 8.53% (A), 05/15/2031	$ 1,237,500	$ 1,085,906
EMRLD Borrower LP Term Loan B, 6-Month Term SOFR + 2.25%, 6.12% (A), 08/04/2031	990,019	985,206
Groundworks LLC
Delayed Draw Term Loan, 1-Month Term SOFR + 3.25%, 3.00% (A), 03/14/2031	23,972	23,972
Term Loan, 1-Month Term SOFR + 3.00%, 6.99% (A), 03/14/2031	814,061	814,061

Hobbs & Associates LLC Term Loan B, 1-Month Term SOFR + 2.75%, 6.71% (A), 07/23/2031	498,410	497,320
Quikrete Holdings, Inc.
Term Loan B, 1-Month Term SOFR + 2.25%, 6.21% (A), 02/10/2032	248,750	248,940
Term Loan B1, 1-Month Term SOFR + 2.25%, 6.21% (A), 03/19/2029	337,855	338,129
Term Loan B1, 1-Month Term SOFR + 2.25%, 6.21% (A), 04/14/2031	1,600,967	1,602,469
		6,516,739
Chemicals - 1.5%
M2S Group Holdings, Inc. Term Loan B, 3-Month Term SOFR + 4.75%, 8.59% (A), 08/25/2031	983,621	969,358
Minerals Technologies, Inc. Term Loan B, 1-Month Term SOFR + 2.00%, 5.97% (A), 11/26/2031	397,000	396,752
Olympus Water U.S. Holding Corp. Term Loan, 3-Month Term SOFR + 3.00%, 7.00% (A), 06/20/2031	396,007	391,411
SCIH Salt Holdings, Inc. Term Loan B, 6-Month Term SOFR + 3.00%, 7.20% (A), 01/31/2029	1,423,113	1,427,782
USALCO LLC Term Loan, 1-Month Term SOFR + 3.50%, 7.46% (A), 09/30/2031	765,345	765,824
		3,951,127
Commercial Services & Supplies - 14.2%
American Auto Auction Group LLC Term Loan, 3-Month Term SOFR + 4.50%, 8.50% (A), 05/28/2032	1,518,662	1,523,218
Ankura Consulting Group LLC Repriced Term Loan B, 3-Month Term SOFR + 3.50%, 7.37% (A), 12/29/2031	1,525,051	1,493,788
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Avis Budget Car Rental LLC Term Loan B, 1-Month Term SOFR + 2.50%, 6.46% (A), 07/16/2032	$ 498,750	$ 491,892
Belron Finance LLC Repriced Term Loan B, 3-Month Term SOFR + 2.50%, 6.74% (A), 10/16/2031	1,237,523	1,242,680
BIFM U.S. Finance LLC Repriced Term Loan B, 1-Month Term SOFR + 3.25%, 7.21% (A), 05/31/2028	1,992,886	1,997,037
Cleanova U.S. Holdings LLC Term Loan B, 3-Month Term SOFR + 4.75%, 8.81% (A), 06/14/2032	600,000	579,000
Corporation Service Co. Term Loan B, 1-Month Term SOFR + 2.00%, 5.96% (A), 11/02/2029	422,266	419,802
Creative Artists Agency LLC Repriced Term Loan B, 1-Month Term SOFR + 2.50%, 6.46% (A), 10/01/2031	1,200,971	1,202,222
Filtration Group Corp. Term Loan, 1-Month Term SOFR + 2.75%, 6.71% (A), 10/21/2028	1,930,000	1,936,635
First Advantage Holdings LLC Repriced Term Loan B, 1-Month Term SOFR + 2.75%, 6.71% (A), 10/31/2031	1,223,992	1,184,722
Garda World Security Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 7.05% (A), 02/01/2029	1,559,430	1,557,481
Grant Thornton Advisors LLC
Term Loan, 1-Month Term SOFR + 3.00%, 6.96% (A), 06/02/2031	275,000	275,275
Term Loan B, 1-Month Term SOFR + 2.50%, 6.46% (A), 06/02/2031	892,540	889,193

Hertz Corp. Term Loan B, 1-Month Term SOFR + 3.75%, 7.74% (A), 06/30/2028	1,081,394	889,446
Homeserve USA Holding Corp. Term Loan B, 1-Month Term SOFR + 2.00%, 6.03% (A), 10/21/2030	985,000	983,769
Imagefirst Holdings LLC Term Loan B, 3-Month Term SOFR + 3.25%, 7.31% (A), 03/12/2032	748,125	747,190
ION Platform Finance U.S., Inc. Term Loan, 3-Month Term SOFR + 3.75%, 7.69% (A), 10/07/2032	1,000,000	978,958
Jadex, Inc. Term Loan, 1-Month Term SOFR + 4.75%, 8.83% (A), 02/18/2028	1,989,197	1,531,682
	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)

LRS Holdings LLC Term Loan B, 1-Month Term SOFR + 4.25%, 8.33% (A), 08/31/2028	$ 1,400,536	$ 1,372,525
Madison IAQ LLC Term Loan B, 6-Month Term SOFR + 3.25%, 7.45% (A), 05/06/2032	997,500	998,747
Mavis Tire Express Services Corp. Repriced Term Loan, 3-Month Term SOFR + 3.00%, 7.20% (A), 05/04/2028	1,854,866	1,857,764
NAB Holdings LLC Repriced Term Loan B, 3-Month Term SOFR + 2.50%, 6.50% (A), 11/23/2028	288,868	281,863
PG Investment Co. 59 SARL Term Loan B, 1-Month Term SOFR + 2.75%, 6.71% (A), 03/26/2031	346,507	347,373
Plastipak Packaging, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 6.46% (A), 09/10/2032	500,000	500,104
Pre-Paid Legal Services, Inc. Term Loan, 1-Month Term SOFR + 3.25%, 7.21% (A), 12/15/2028	1,305,830	1,201,598
Prime Security Services Borrower LLC 1st Lien Term Loan B, 6-Month Term SOFR + 2.00%, 6.13% (A), 10/13/2030	889,469	887,245
Ryan LLC Term Loan, 1-Month Term SOFR + 3.50%, 7.46% (A), 11/14/2030	1,183,485	1,177,568
Spin Holdco, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 8.39% (A), 03/04/2028	696,148	579,543
Technimark Holdings LLC Term Loan, 1-Month Term SOFR + 3.25%, 7.25% (A), 04/14/2031	1,482,525	1,478,819
Trans Union LLC Term Loan B9, 1-Month Term SOFR + 1.75%, 5.71% (A), 06/24/2031	248,125	247,698
TruGreen LP Term Loan, 1-Month Term SOFR + 4.00%, 8.06% (A), 11/02/2027	1,095,615	1,072,334
Upbound Group, Inc. Term Loan B, 3-Month Term SOFR + 2.75%, 6.63% (A), 08/13/2032	1,627,759	1,615,551
Veritiv Corp. Term Loan B, 3-Month Term SOFR + 4.00%, 8.00% (A), 12/02/2030 (B)	1,480,000	1,417,717
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)

Vestis Corp. Term Loan, 3-Month Term SOFR + 2.25%, 6.45% (A), 02/22/2031	$ 250,000	$ 236,875
VM Consolidated, Inc. Term Loan, 1-Month Term SOFR + 2.00%, 5.96% (A), 10/01/2032	491,948	494,408
VT Topco, Inc. 1st Lien Term Loan B, 1-Month Term SOFR + 3.00%, 6.96% (A), 08/09/2030	988,781	969,005
Wash Multifamily Parent, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 7.21% (A), 09/10/2032	500,000	500,000
		37,160,727
Communications Equipment - 1.1%
Aventiv Technologies LLC Term Loan, 3-Month Term SOFR + 7.50%, 11.76% (A), 03/25/2026	421,521	421,521
CommScope, Inc. Term Loan, 1-Month Term SOFR + 4.75%, 8.71% (A), 12/17/2029	594,421	599,474
GoTo Group, Inc. Term Loan, 3-Month Term SOFR + 4.75%, 8.79% (A),04/28/2028	902,196	602,358
Level 3 Financing, Inc. Repriced Term Loan B4, 1-Month Term SOFR + 3.25%, 7.21% (A), 03/29/2032	500,000	498,437
Zayo Group Holdings, Inc. Term Loan, 1-Month Term SOFR + 3.50%, 7.58% (A), 03/11/2030 (B)	888,477	845,164
		2,966,954
Construction & Engineering - 1.3%
Chromalloy Corp. Term Loan B, 3-Month Term SOFR + 3.25%, 7.23% (A), 03/27/2031	1,731,847	1,737,666
Cube Industrials Buyer, Inc. Term Loan B, 3-Month Term SOFR + 3.00%, 6.91% (A), 10/17/2031	796,000	796,000
Osmose Utilities Services, Inc. Term Loan, 1-Month Term SOFR + 3.25%, 7.33% (A), 06/23/2028	992,248	950,904
		3,484,570
Consumer Staples Distribution & Retail - 6.3%
Boots Group Bidco Ltd. Term Loan, 3-Month Term SOFR + 3.50%, 7.71% (A), 08/30/2032	795,000	797,981
	Principal	Value
LOAN ASSIGNMENTS (continued)
Consumer Staples Distribution & Retail (continued)
BW Gas & Convenience Holdings LLC Term Loan B, 1-Month Term SOFR + 3.50%, 7.58% (A), 03/31/2028	$ 1,067,516	$ 1,065,514
Dave & Buster's, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 7.25% (A), 06/29/2029	1,267,797	1,160,713
EG America LLC Repriced Term Loan, 3-Month Term SOFR + 3.50%, 7.70% (A), 02/07/2028	1,201,370	1,207,003
Flynn Restaurant Group LP Term Loan, 1-Month Term SOFR + 3.75%, 7.71% (A), 01/28/2032	2,021,309	2,026,362
Great Outdoors Group LLC Term Loan B, 1-Month Term SOFR + 3.25%, 7.21% (A), 01/23/2032	1,425,295	1,424,939
Highline Aftermarket Acquisition LLC Term Loan B, 3-Month Term SOFR + 3.50%, 7.70% (A), 02/19/2030	1,339,875	1,338,200
IRB Holding Corp. 1st Lien Term Loan B, 1-Month Term SOFR + 2.50%, 6.46% (A), 12/15/2027	1,492,481	1,494,450
LBM Acquisition LLC Term Loan B, 1-Month Term SOFR + 3.75%, 7.88% (A), 06/06/2031	628,409	606,258
Michaels Cos., Inc. Term Loan B, 3-Month Term SOFR + 4.25%, 8.51% (A), 04/17/2028	590,746	564,162
Petco Health & Wellness Co., Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 7.51% (A), 03/03/2028	895,237	881,025
PetSmart, Inc. Term Loan B, 1-Month Term SOFR + 4.00%, 8.03% (A), 08/18/2032	2,224,370	2,195,638
Staples, Inc. Term Loan B, 3-Month Term SOFR + 5.75%, 10.05% (A), 09/04/2029	643,500	601,270
White Cap Buyer LLC Term Loan B, 1-Month Term SOFR + 3.25%, 7.21% (A), 10/19/2029	1,064,250	1,066,065
		16,429,580
Containers & Packaging - 5.2%
Anchor Glass Container Corp. Exit Term Loan, 3-Month Term SOFR + 5.25%, 9.21% (A), 10/08/2030 (D)	315,641	312,485
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Berlin Packaging LLC Term Loan B7, 1-Month Term SOFR + 3.25%, 3-Month Term SOFR + 3.25%, 7.25% (A), 06/07/2031	$ 954,184	$ 953,214
Canister International Group, Inc. 1st Lien Term Loan B, 1-Month Term SOFR + 3.00%, 6.96% (A), 03/22/2029	1,485,013	1,490,118
Clydesdale Acquisition Holdings, Inc.
Term Loan B, 1-Month Term SOFR + 3.18%, 7.14% (A), 04/13/2029	1,179,333	1,178,515
Term Loan B, 1-Month Term SOFR + 3.25%, 7.21% (A), 04/01/2032	833,744	831,555
Klockner-Pentaplast of America, Inc.
Bridge Facility, 1-Month Term SOFR + 10.00%, 13.99% (A), 12/01/2025 (E)	1,428,972	1,427,596
Term Loan B, 6-Month Term SOFR + 4.73%, 9.02% (A), 02/12/2026	574,500	244,163

Owens-Illinois, Inc. Term Loan B, 3-Month Term SOFR + 3.00%, 6.84% (A), 09/30/2032	875,000	872,448
Plaze, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 7.83% (A), 08/03/2026	238,125	223,242
Pregis TopCo Corp. Refinancing Term Loan, 1-Month Term SOFR + 4.00%, 7.96% (A), 02/01/2029	1,882,941	1,893,533
Proampac PG Borrower LLC Term Loan, 3-Month Term SOFR + 4.00%, 8.19% (A), 09/15/2028	1,929,677	1,928,069
TricorBraun Holdings, Inc. Term Loan, 1-Month Term SOFR + 3.25%, 7.21% (A), 03/03/2031	488,406	485,444
Trident TPI Holdings, Inc. Term Loan B7, 3-Month Term SOFR + 3.75%, 7.75% (A), 09/15/2028	1,831,581	1,784,156
		13,624,538
Distributors - 0.6%
Core & Main LP Term Loan E, 1-Month Term SOFR + 2.00%, 5.99% (A), 02/09/2031	196,515	196,024
	Principal	Value
LOAN ASSIGNMENTS (continued)
Distributors (continued)
Gloves Buyer, Inc. Term Loan, 1-Month Term SOFR + 4.00%, 7.96% (A), 05/21/2032	$ 1,000,000	$ 982,917
Resideo Funding, Inc. Term Loan, 3-Month Term SOFR + 2.00%, 6.04% (A), 08/13/2032	500,000	498,750
		1,677,691
Electric Utilities - 1.8%
Cornerstone Generation LLC Term Loan B, 3-Month Term SOFR + 3.25%, 7.48% (A), 08/11/2032	1,100,000	1,107,975
Kohler Energy Co. LLC Term Loan B, 3-Month Term SOFR + 3.75%, 7.75% (A), 05/01/2031	1,190,733	1,193,710
MRP Buyer LLC
Delayed Draw Term Loan, 3-Month Term SOFR + 3.25%, 7.25% (A), 06/04/2032	34,032	33,405
Term Loan, 3-Month Term SOFR + 3.25%, 7.25% (A), 06/04/2032	443,549	435,370

Pike Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 7.08% (A), 01/21/2028	1,801,059	1,811,754
		4,582,214
Electrical Equipment - 0.2%
Energizer Holdings, Inc. Term Loan B, 1-Month Term SOFR + 2.00%, 6.00% (A), 03/19/2032	586,229	585,863
Electronic Equipment, Instruments & Components - 0.7%
LSF12 Crown U.S. Commercial Bidco LLC Term Loan B, 1-Month Term SOFR + 3.50%, 7.66% (A), 12/02/2031	1,246,875	1,253,629
TCP Sunbelt Acquisition Co. Term Loan B, 3-Month Term SOFR + 4.25%, 8.45% (A), 10/24/2031	521,062	521,714
		1,775,343
Energy Equipment & Services - 0.8%
C&D Technologies, Inc. Term Loan, 1-Month Term SOFR + 5.75%, 9.83% (A), 12/20/2026	1,383,502	1,369,667
Star Holding LLC 1st Lien Term Loan B, 1-Month Term SOFR + 4.50%, 8.46% (A), 07/31/2031 (B)	738,121	712,286
		2,081,953
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
LOAN ASSIGNMENTS (continued)
Financial Services - 1.0%
Chicago U.S. Midco III LP
Delayed Draw Term Loan, TBD, 10/30/2032 (B)(C)	$ 74,353	$ 73,982
Term Loan, 6.37% (A), 10/30/2032 (B)	500,647	498,143

Focus Financial Partners LLC Term Loan B, 1-Month Term SOFR + 2.75%, 6.71% (A), 09/15/2031	498,744	499,679
Guggenheim Partners LLC Term Loan B, 3-Month Term SOFR + 2.50%, 6.50% (A), 11/26/2031	148,875	149,293
June Purchaser LLC Term Loan, 3-Month Term SOFR + 2.75%, 6.75% (A), 11/28/2031	383,786	385,225
Russell Investments U.S. Institutional Holdco, Inc. Term Loan, 3-Month Term SOFR + 5.00%, PIK Rate 1.50%, Cash Rate 0.00%, 05/30/2027 (F)	1,048,506	1,010,171
		2,616,493
Food Products - 6.9%
Aspire Bakeries Holdings LLC Term Loan B, 1-Month Term SOFR + 3.50%, 7.47% (A), 12/23/2030	992,487	993,728
B&G Foods, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 7.46% (A), 10/10/2029	1,241,241	1,185,385
BCPE North Star U.S. HoldCo 2, Inc. Term Loan, 1-Month Term SOFR + 4.00%, 10.25% (A), 06/09/2028	2,219,868	2,210,989
Chef's Warehouse Leasing Co. LLC Term Loan B, 1-Month Term SOFR + 3.00%, 6.96% (A), 08/23/2029	148,800	149,049
Del Monte Foods, Inc.
DIP Term Loan, 1-Month Term SOFR + 9.50%, 13.65% (A), 04/02/2026 (D)	674,653	644,294

Term Loan, TBD, 08/02/2028 (B)(C)(D)(G)(H)	1,037,746	229,032
Term Loan, 3-Month Term SOFR + 8.00%, PIK Rate 3.00%, Cash Rate 0.00%, 08/02/2028 (D)(F)	112,572	50,657
Term Loan, 1-Month Term SOFR + 9.50%, 1-Month Term SOFR + 9.60%, 13.65% (A), 04/02/2026 (D)	986,666	774,533

Fiesta Purchaser, Inc. Repriced Term Loan, 1-Month Term SOFR + 2.75%, 6.71% (A), 02/12/2031	1,185,053	1,178,915
	Principal	Value
LOAN ASSIGNMENTS (continued)
Food Products (continued)

Froneri Lux Finco SARL Term Loan, 6-Month Term SOFR + 2.50%, 6.44% (A), 08/02/2032	$ 500,000	$ 499,409
Max U.S. Bidco, Inc. Term Loan B, 3-Month Term SOFR + 5.00%, 9.00% (A), 10/02/2030	1,136,730	1,100,923
Monogram Food Solutions LLC Term Loan B, 1-Month Term SOFR + 4.00%, 8.08% (A), 08/28/2028	1,733,918	1,736,086
Nomad Foods U.S. LLC Term Loan B5, 1-Month Term SOFR + 2.50%, 6.58% (A), 11/12/2029	1,940,400	1,939,187
Quirch Foods Holdings LLC Term Loan, 1-Month Term SOFR + 4.75%, 8.86% (A), 10/27/2027	954,758	923,728
Snacking Investments Bidco Pty. Ltd. Term Loan B, 6.84% (A), 10/08/2032 (B)	1,500,000	1,505,625
Solina Bidco Term Loan B, 3-Month Term SOFR + 3.25%, 7.31% (A), 03/12/2029	990,025	992,500
Upfield BV Term Loan B12, 6-Month Term SOFR + 3.75%, 8.30% (A), 12/31/2027	1,973,495	1,845,218
		17,959,258
Health Care Equipment & Supplies - 1.3%
Antylia Scientific Term Loan, 3-Month Term SOFR + 4.00%, 7.99% (A), 05/27/2032	1,250,000	1,246,094
Bausch & Lomb Corp. Term Loan B, 1-Month Term SOFR + 4.25%, 8.21% (A), 01/15/2031	2,217,075	2,226,314
		3,472,408
Health Care Providers & Services - 5.4%
ADMI Corp.
Term Loan B3, 1-Month Term SOFR + 3.75%, 7.83% (A), 12/23/2027	1,127,200	1,062,856
Term Loan B5, 1-Month Term SOFR + 5.75%, 9.71% (A), 12/23/2027	491,250	473,442

AHP Health Partners, Inc. Term Loan B, 1-Month Term SOFR + 2.25%, 6.21% (A), 09/20/2032	500,000	501,875
Charlotte Buyer, Inc. Repriced Term Loan B, 1-Month Term SOFR + 4.25%, 8.30% (A), 02/11/2028	1,763,969	1,756,618
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
Dermatology Intermediate Holdings III, Inc.
Term Loan B, 3-Month Term SOFR + 4.25%, 8.09% (A), 03/30/2029	$ 967,794	$ 913,759
Term Loan B, 3-Month Term SOFR + 5.50%, 9.34% (A), 03/30/2029	695,166	652,297

Heartland Dental LLC Term Loan, 1-Month Term SOFR + 3.75%, 7.71% (A), 08/25/2032	1,743,228	1,745,407
LifePoint Health, Inc.
1st Lien Term Loan B, 1-Month Term SOFR + 3.75%, 3-Month Term SOFR + 3.75%, 7.65% (A), 05/19/2031	736,708	736,593
Term Loan B1, 3-Month Term SOFR + 3.50%, 7.66% (A), 05/19/2031	495,009	494,205

Quorum Health Corp. Delayed Draw Term Loan, 3-Month Term SOFR + 6.50%, 10.53% (A),01/28/2028 (E)	1,659,049	1,642,459
Sound Inpatient Physicians Term Loan A, 3-Month Term SOFR + 5.50%, PIK Rate 1.00%, Cash Rate 0.00%, 06/28/2028 (F)	1,001,039	1,036,076
Star Parent, Inc. Term Loan B, 3-Month Term SOFR + 4.00%, 8.00% (A), 09/27/2030	1,479,987	1,481,501
Surgery Center Holdings, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 6.46% (A), 12/19/2030	1,477,547	1,480,419
		13,977,507
Hotels, Restaurants & Leisure - 5.9%
19th Holdings Golf LLC Term Loan B, 1-Month Term SOFR + 3.25%, 7.46% (A), 02/07/2029	493,623	489,509
Bally's Corp. Term Loan B, 3-Month Term SOFR + 3.25%, 7.37% (A), 10/02/2028	541,381	496,987
Caesars Entertainment, Inc.
Term Loan B, 1-Month Term SOFR + 2.25%, 6.21% (A), 02/06/2030	448,250	443,767
Term Loan B1, 1-Month Term SOFR + 2.25%, 6.21% (A), 02/06/2031	485,075	480,225

EOC Borrower LLC Term Loan B, 1-Month Term SOFR + 3.00%, 6.96% (A), 03/24/2032	1,097,250	1,097,936
GSM Holdings, Inc. Term Loan B, 3-Month Term SOFR + 5.00%, 9.00% (A), 09/30/2031	742,500	734,611
	Principal	Value
LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)

Hilton Domestic Operating Co., Inc. Term Loan B4, 1-Month Term SOFR + 1.75%, 5.74% (A), 11/08/2030	$ 250,000	$ 250,000
Hilton Grand Vacations Borrower LLC Term Loan B, 1-Month Term SOFR + 2.00%, 5.96% (A), 08/02/2028	489,774	488,462
Kingpin Intermediate Holdings LLC Term Loan B, 1-Month Term SOFR + 3.25%, 7.19% (A), 09/22/2032	1,450,000	1,405,292
Light & Wonder International, Inc. Term Loan B2, 1-Month Term SOFR + 2.25%, 6.29% (A), 04/14/2029	495,000	489,741
Peninsula Pacific Entertainment LLC Term Loan B, 3-Month Term SOFR + 4.75%, 8.74% (A), 10/01/2032	1,012,658	1,010,126
PENN Entertainment, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 6.46% (A), 05/03/2029	1,306,125	1,307,874
Recess Holdings, Inc. Repriced Term Loan, 3-Month Term SOFR + 3.75%, 7.62% (A), 02/20/2030	1,700,456	1,706,408
Scientific Games Holdings LP Term Loan B, 3-Month Term SOFR + 3.00%, 6.93% (A), 04/04/2029	1,726,657	1,705,074
SRAM LLC Term Loan B, 1-Month Term SOFR + 2.00%, 6-Month Term SOFR + 2.00%, 5.70% (A), 02/27/2032	496,250	493,148
Travel & Leisure Co. Term Loan B, 1-Month Term SOFR + 2.50%, 6.46% (A), 12/14/2029	1,208,369	1,210,311
Voyager Parent LLC Term Loan B, 3-Month Term SOFR + 4.75%, 8.75% (A), 07/01/2032	1,625,000	1,622,462
		15,431,933
Household Durables - 0.5%
AI Aqua Merger Sub, Inc. 1st Lien Term Loan B, 1-Month Term SOFR + 3.00%, 7.13% (A), 07/31/2028	1,086,049	1,087,577
Hunter Douglas, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 7.25% (A), 01/20/2032	320,888	320,587
		1,408,164
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
LOAN ASSIGNMENTS (continued)
Household Products - 0.6%
Kronos Acquisition Holdings, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 8.00% (A), 07/08/2031	$ 627,024	$ 456,160
Lavender Dutch BorrowerCo BV Term Loan, TBD, 09/27/2032 (B)(C)	1,000,000	1,000,000
		1,456,160
Insurance - 2.4%
Acrisure LLC 1st Lien Term Loan B6, 1-Month Term SOFR + 3.00%, 6.96% (A), 11/06/2030	1,479,899	1,477,124
Alera Group, Inc. Term Loan, 1-Month Term SOFR + 3.25%, 7.21% (A), 05/31/2032	750,000	753,541
Asurion LLC
Term Loan B10, 1-Month Term SOFR + 4.00%, 8.06% (A), 08/19/2028	485,000	485,505
Term Loan B13, 1-Month Term SOFR + 4.25%, 8.21% (A), 09/19/2030	662,449	659,551
Term Loan B9, 1-Month Term SOFR + 3.25%, 7.33% (A), 07/31/2027	1,052,893	1,053,442

Broadstreet Partners, Inc. Term Loan B4, 1-Month Term SOFR + 2.75%, 6.71% (A), 06/13/2031	968,429	970,366
Trucordia Insurance Holdings LLC Term Loan B, 1-Month Term SOFR + 3.25%, 7.21% (A), 06/17/2032	750,000	751,875
		6,151,404
Internet & Catalog Retail - 1.7%
Arches Buyer, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 7.31% (A), 12/06/2027	1,444,313	1,446,520
Cablevision Lightpath LLC Repriced Term Loan, 1-Month Term SOFR + 3.00%, 7.03% (A), 11/30/2027	744,375	744,375
MH Sub I LLC Term Loan, 3-Month Term SOFR + 4.25%, 8.25% (A), 05/03/2028	1,569,267	1,421,028
TripAdvisor, Inc. Term Loan, 1-Month Term SOFR + 2.75%, 6.71% (A), 07/08/2031	742,500	720,225
		4,332,148
IT Services - 2.0%
Bingo Holdings I LLC Term Loan B, 3-Month Term SOFR + 4.75%, 8.75% (A), 06/30/2032	1,150,000	1,135,266
	Principal	Value
LOAN ASSIGNMENTS (continued)
IT Services (continued)
Magenta Security Holdings LLC
Super Priority Term Loan, 3-Month Term SOFR + 6.25%, 10.09% (A), 07/27/2028 (B)	$ 1,681,152	$ 1,693,761
Term Loan, 3-Month Term SOFR + 6.75%, 10.85% (A), 07/27/2028 (B)	417,047	338,850

NCR Atleos LLC Term Loan B, 3-Month Term SOFR + 3.00%, 7.03% (A), 04/16/2029	750,000	748,829
Peraton Corp. Term Loan B, 3-Month Term SOFR + 3.75%, 7.69% (A), 02/01/2028	491,678	423,282
Sandisk Corp. Term Loan B, 3-Month Term SOFR + 3.00%, 6.86% (A), 02/20/2032	875,000	875,000
		5,214,988
Machinery - 1.9%
CPM Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 8.63% (A), 09/28/2028	1,084,757	1,080,011
GrafTech Finance, Inc. Term Loan, 3-Month Term SOFR + 6.00%, 9.86% (A), 12/21/2029	1,272,727	1,291,818
Ranpak Corp.
Dutch Term Loan, 1-Month Term SOFR + 4.50%, 8.46% (A), 12/19/2031	580,976	582,428
Term Loan, 1-Month Term SOFR + 4.50%, 8.46% (A), 12/19/2031	907,775	910,044

Roper Industrial Products Investment Co. LLC 1st Lien Term Loan B, 3-Month Term SOFR + 2.75%, 6.75% (A), 11/22/2029	992,500	994,775
		4,859,076
Media - 3.6%
Century De Buyer LLC Term Loan B, 3-Month Term SOFR + 3.00%, 6.84% (A), 10/30/2030	445,511	447,043
Charter Communications Operating LLC Term Loan B5, 3-Month Term SOFR + 2.25%, 6.24% (A), 12/15/2031	338,113	337,310
Cogeco Communications Finance LP
Term Loan B, 1-Month Term SOFR + 2.50%, 6.58% (A), 09/01/2028	472,802	461,927
Term Loan B, 1-Month Term SOFR + 3.25%, 7.21% (A), 09/18/2030	393,484	388,873
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
LOAN ASSIGNMENTS (continued)
Media (continued)
Coral-U.S. Co-Borrower LLC
Term Loan B6, 1-Month Term SOFR + 3.00%, 7.15% (A), 10/15/2029	$ 706,917	$ 690,128
Term Loan B7, 3-Month Term SOFR + 3.25%, 7.15% (A), 01/31/2032	275,000	265,817

LCPR Loan Financing LLC Term Loan B, 8.22% (A), 10/16/2028 (B)	102,000	62,411
Mission Broadcasting, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 6.74% (A), 06/02/2028	625,993	624,819
NEP Group, Inc. Term Loan B, 1-Month Term SOFR + 4.50%, 8.46% (A), 10/17/2031 (B)	1,294,433	1,241,847
Sinclair Television Group, Inc. Term Loan B7, 1-Month Term SOFR + 4.10%, 8.16% (A), 12/31/2030	242,531	219,491
Sunrise Financing Partnership Term Loan AAA, 6-Month Term SOFR + 2.50%, 6.69% (A), 02/15/2032	898,777	895,781
Univision Communications, Inc.
Term Loan B, 1-Month Term SOFR + 3.50%, 7.58% (A), 01/31/2029	1,061,562	1,048,956
Term Loan B, 1-Month Term SOFR + 3.25%, 7.33% (A), 01/31/2029	144,750	142,217

Virgin Media Bristol LLC Term Loan Q, 1-Month Term SOFR + 3.25%, 7.40% (A), 01/31/2029	1,482,278	1,479,414
Ziggo Financing Partnership
Term Loan B, 6-Month Term SOFR + 3.25%, 7.03% (A), 01/15/2033	1,000,000	974,583
Term Loan I, 6-Month Term SOFR + 2.50%, 6.71% (A), 04/30/2028	233,607	233,223
		9,513,840
Oil, Gas & Consumable Fuels - 2.0%
Apro LLC Term Loan B, 3-Month Term SOFR + 3.75%, 7.68% (A), 07/09/2031	1,980,000	1,970,100
Delek U.S. Holdings, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 7.56% (A), 11/19/2029	1,206,669	1,204,406
	Principal	Value
LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels (continued)
Liquid Tech Solutions LLC Term Loan, 1-Month Term SOFR + 3.50%, 7.58% (A), 10/08/2032	$ 476,238	$ 476,238
Par Petroleum LLC Term Loan B, 3-Month Term SOFR + 3.75%, 7.69% (A), 02/28/2030	1,463,848	1,464,763
		5,115,507
Paper & Forest Products - 0.8%
Domtar Corp. Term Loan B, 1-Month Term SOFR + 5.50%, 9.58% (A), 11/30/2028	859,975	649,281
Glatfelter Corp. Term Loan B, 3-Month Term SOFR + 4.25%, 8.45% (A), 11/04/2031	1,396,959	1,309,649
		1,958,930
Passenger Airlines - 0.4%
American Airlines, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 7.13% (A), 05/28/2032	746,250	748,737
United Airlines, Inc. 1st Lien Term Loan B, 3-Month Term SOFR + 2.00%, 6.20% (A), 02/22/2031	413,304	413,821
		1,162,558
Personal Care Products - 1.2%
Conair Holdings LLC Term Loan B, 1-Month Term SOFR + 3.75%, 7.83% (A), 05/17/2028	982,097	559,796
kdc/one Development Corp., Inc. Term Loan, 1-Month Term SOFR + 3.50%, 7.46% (A), 08/15/2028	1,495,003	1,502,478
Opal Bidco SAS 1st Lien Term Loan B, 3-Month Term SOFR + 3.25%, 6.90% (A), 04/28/2032	1,000,000	1,003,910
		3,066,184
Pharmaceuticals - 2.4%
Amneal Pharmaceuticals LLC Term Loan B, 1-Month Term SOFR + 3.50%, 7.46% (A), 08/01/2032	750,000	754,687
Curium Bidco SARL Term Loan B, 3-Month Term SOFR + 3.00%, 7.00% (A), 08/04/2031	1,763,017	1,771,832
Elanco Animal Health, Inc. Term Loan B, 5.73% (A), 10/31/2032 (B)	250,000	250,312
IVC Acquisition Ltd. Repriced Term Loan B, 3-Month Term SOFR + 3.75%, 7.75% (A), 12/12/2028	1,476,909	1,481,832
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
Paradigm Parent LLC 1st Lien Term Loan, 3-Month Term SOFR + 4.50%, 8.38% (A), 04/16/2032	$ 1,250,000	$ 1,112,969
Southern Veterinary Partners LLC Term Loan B, 3-Month Term SOFR + 2.50%, 6.37% (A), 12/04/2031 (B)	988,663	987,196
		6,358,828
Real Estate Management & Development - 0.8%
Cushman & Wakefield U.S. Borrower LLC
Term Loan, 1-Month Term SOFR + 2.50%, 6.46% (A), 01/31/2030	624,262	625,042
Term Loan B3, 1-Month Term SOFR + 2.75%, 6.71% (A), 01/31/2030	871,465	873,644

RE/MAX International, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 6.58% (A), 07/21/2028	492,288	480,596
		1,979,282
Software - 3.9%
Avaya, Inc. Term Loan, 1-Month Term SOFR + 7.50%, 11.46% (A), 08/01/2028	775,002	678,127
Aventiv Technologies LLC Bridge Term Loan, 3-Month Term SOFR + 10.00%, 14.26% (A), 03/25/2026	497,026	522,499
Boxer Parent Co., Inc. Term Loan B, 3-Month Term SOFR + 3.00%, 7.20% (A), 07/30/2031	995,000	987,848
Central Parent, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 7.25% (A), 07/06/2029	976,375	801,116
Cornerstone OnDemand, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 7.83% (A), 10/16/2028	723,750	691,181
Cotiviti Corp. Term Loan B, 7.63% (I), 05/01/2031	1,000,000	980,000
Dayforce, Inc. Term Loan, TBD, 10/07/2032 (B)(C)	500,000	497,500
Drake Software LLC Term Loan B, 1-Month Term SOFR + 4.25%, 8.21% (A), 06/26/2031	669,251	666,742
Epicor Software Corp. Term Loan F, 1-Month Term SOFR + 2.50%, 6.46% (A), 05/30/2031	1,287,000	1,289,212
	Principal	Value
LOAN ASSIGNMENTS (continued)
Software (continued)
Modena Buyer LLC Term Loan, 3-Month Term SOFR + 4.25%, 8.09% (A), 07/01/2031	$ 990,000	$ 962,156
Polaris Newco LLC Term Loan B, 3-Month Term SOFR + 4.00%, 8.10% (A), 06/02/2028	1,488,372	1,420,465
Rackspace Finance LLC
1st Lien Term Loan, 1-Month Term SOFR + 2.75%, 6.91% (A), 05/15/2028	797,860	354,050
1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 10.41% (A), 05/15/2028	339,033	342,635
		10,193,531
Textiles, Apparel & Luxury Goods - 1.0%
Beach Acquisition Bidco LLC Term Loan B, 3-Month Term SOFR + 3.25%, 7.27% (A), 09/12/2032	250,000	251,042
Hanesbrands, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 6.71% (A), 03/07/2032	1,092,939	1,095,672
Varsity Brands, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 3.00%, 7.03% (A), 08/26/2031	1,246,875	1,249,057
		2,595,771
Transportation Infrastructure - 1.0%
First Student Bidco, Inc.
Term Loan B, 3-Month Term SOFR + 2.50%, 6.71% (A), 08/15/2030	1,348,775	1,350,124
Term Loan C, 3-Month Term SOFR + 2.50%, 6.71% (A), 08/15/2030	108,483	108,585

SIRVA Worldwide, Inc. Super Priority Delayed Draw Term Loan, 3-Month Term SOFR + 8.00%, 12.00% (A), 02/20/2029	290,607	270,264
Student Transportation of America Holdings, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 7.25% (A), 06/24/2032	997,667	1,005,149
		2,734,122
Total Loan Assignments (Cost $229,526,041)		224,277,964
CORPORATE DEBT SECURITIES - 7.3%
Building Products - 0.6%
Smyrna Ready Mix Concrete LLC
6.00%, 11/01/2028 (J)	1,500,000	1,495,147
Chemicals - 0.4%
Olympus Water U.S. Holding Corp.
7.13%, 10/01/2027 (J)	1,000,000	1,017,810
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.9%
Allied Universal Holdco LLC
7.88%, 02/15/2031 (J)	$ 2,250,000	$ 2,342,736
Communications Equipment - 0.7%
CommScope LLC
9.50%, 12/15/2031 (J)	1,000,000	1,018,612
Sable International Finance Ltd.
7.13%, 10/15/2032 (J)	750,000	750,293
		1,768,905
Containers & Packaging - 0.5%
Clydesdale Acquisition Holdings, Inc.
6.75%, 04/15/2032 (J)	313,000	314,063
Graham Packaging Co., Inc.
7.13%, 08/15/2028 (J)	1,000,000	995,301
		1,309,364
Energy Equipment & Services - 0.2%
Star Holding LLC
8.75%, 08/01/2031 (J)	500,000	483,271
Health Care Providers & Services - 1.6%
LifePoint Health, Inc.
8.38%, 02/15/2032 (J)	500,000	539,895
11.00%, 10/15/2030 (J)	500,000	551,301
Tenet Healthcare Corp.
6.13%, 06/15/2030	3,000,000	3,055,620
		4,146,816
Hotels, Restaurants & Leisure - 0.8%
Caesars Entertainment, Inc.
7.00%, 02/15/2030 (J)	1,000,000	1,028,919
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc.
6.63%, 01/15/2032 (J)	1,000,000	1,014,779
		2,043,698
Insurance - 0.2%
Acrisure LLC/Acrisure Finance, Inc.
7.50%, 11/06/2030 (J)	500,000	517,139
Internet & Catalog Retail - 0.5%
ION Platform Finance U.S., Inc./ION Platform Finance SARL
8.75%, 05/01/2029 (J)	1,214,000	1,235,333
9.50%, 05/30/2029 (J)	200,000	204,369
		1,439,702
Media - 0.3%
CSC Holdings LLC
5.38%, 02/01/2028 (J)	750,000	621,954
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (J)	250,000	151,228
		773,182
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.6%
Ellucian Holdings, Inc.
6.50%, 12/01/2029 (J)	$ 1,577,000	$ 1,596,030
Total Corporate Debt Securities (Cost $18,816,469)		18,933,800
ASSET-BACKED SECURITIES - 1.3%
Palmer Square CLO Ltd.
Series 2021-2A, Class AR1, 3-Month Term SOFR + 1.25%, 5.15% (A), 02/15/2038 (J)	1,500,000	1,499,192
Symphony CLO XIX Ltd.
Series 2018-19A, Class A, 3-Month Term SOFR + 1.22%, 5.12% (A), 04/16/2031 (J)	325,967	326,237
Venture 43 CLO Ltd.
Series 2021-43A, Class A1R, 3-Month Term SOFR + 1.35%, 5.25% (A), 04/15/2034 (J)	1,500,000	1,500,640
Total Asset-Backed Securities (Cost $3,324,272)		3,326,069

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.0%
U.S. Fixed Income Funds - 1.0%
Invesco Senior Loan ETF (K)(L)	63,000	1,316,700
State Street Blackstone Senior Loan ETF (L)(M)	32,000	1,328,320
Total Exchange-Traded Funds (Cost $2,644,640)		2,645,020
COMMON STOCKS - 0.2%
Containers & Packaging - 0.1%
Anchor Glass Container Corp. (H)	43,195	204,164
Household Durables - 0.0% *
API Heat Transfer Intermediate Corp. (E)(H)(N)	889,572	1
Software - 0.1%
Avaya Holdings Corp. (E)(H)(N)(O)	41,536	436,128
Total Common Stocks (Cost $997,072)		640,293
PREFERRED STOCK - 0.0%
Household Durables - 0.0%
API Heat Transfer Intermediate Corp.,
0.00% (E)(H)(N)(P)	189,500	0
Total Preferred Stock (Cost $189,500)		0
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (Q)	2,714,500	2,714,500
Total Other Investment Company (Cost $2,714,500)		2,714,500
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025

Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp.,
1.50% (Q), dated 10/31/2025, to be
repurchased at $10,614,178 on 11/03/2025.
Collateralized by a U.S. Government
Obligation, 4.13%, due 10/31/2026, and
with a value of $10,825,283.
$ 10,612,851	$ 10,612,851
Total Repurchase Agreement (Cost $10,612,851)	10,612,851
Total Investments (Cost $268,825,345)	263,150,497
Net Other Assets (Liabilities) - (0.8)%	(2,116,551)
Net Assets - 100.0%	$ 261,033,946
INVESTMENT VALUATION:

Valuation Inputs (R)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (S)	Value
ASSETS
Investments
Loan Assignments	$—	$224,277,964	$—	$224,277,964
Corporate Debt Securities	—	18,933,800	—	18,933,800
Asset-Backed Securities	—	3,326,069	—	3,326,069
Exchange-Traded Funds	2,645,020	—	—	2,645,020
Common Stocks	—	204,164	436,129	640,293
Preferred Stock	—	—	0	0
Other Investment Company	2,714,500	—	—	2,714,500
Repurchase Agreement	—	10,612,851	—	10,612,851
Total Investments	$5,359,520	$257,354,848	$436,129	$263,150,497

Transfers
Investments	Transfer from Level 1 to Level 3	Transfer from Level 3 to Level 1	Transfer from Level 2 to Level 3	Transfer from Level 3 to Level 2
Common Stocks(O)	$—	$—	$436,128	$—
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(B)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(C)	All or a portion of the security represents an unsettled loan commitment at October 31, 2025 where the rate will be determined at time of settlement.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(D)	Restricted security. At October 31, 2025, the total value of such securities held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
	Del Monte Foods, Inc.
Loan Assignments	Term Loan, 3-Month Term SOFR + 8.00%, PIK Rate 3.00%, Cash Rate 0.00%, 08/02/2028	08/16/2024 - 09/03/2024	$96,564	$50,657	0.0%*
Loan Assignments	Term Loan, TBD, 08/02/2028	08/02/2024 - 04/17/2025	1,015,620	229,032	0.1%
Loan Assignments	DIP Term Loan, 1-Month Term SOFR + 9.50%, 13.65%, 04/02/2026	07/14/2025 - 10/14/2025	648,242	644,294	0.3%
Loan Assignments	Term Loan, 1-Month Term SOFR + 9.50%, 1-Month Term SOFR + 9.60%, 13.65%, 04/02/2026	07/02/2025 - 10/15/2025	777,214	774,533	0.3
Loan Assignments	Anchor Glass Container Corp. Exit Term Loan, 3-Month Term SOFR + 5.25%, 9.21%, 10/08/2030	10/10/2025	81,414	312,485	0.1%
			$2,619,054	$2,011,001	0.8%

(E)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2025, the total value of the securities is $3,506,184, representing 1.3% of the Fund’s net assets.
(F)
Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.

(G)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2025, the value of this security is $229,032, representing 0.1% of the Fund's net assets.

(H)	Non-income producing security.
(I)	Fixed rate loan commitment at October 31, 2025.
(J)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $19,204,249, representing 7.4% of the
Fund's net assets.

(K)	The shareholder reports for Invesco ETFs can be found at the following location: Invesco | Performance.
(L)
All or a portion of the security is on loan. The total value of the securities on loan is $2,645,020, collateralized by cash collateral of $2,714,500. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(M)	The shareholder reports for SPDR ETFs can be found at the following location: http://www.ssga.com/us/en/institutional/fund-finder?tab=documents&type=etfs.
(N)
Security is Level 3 of the fair value hierarchy and is valued based on unobservable inputs (see note 3). At October 31, 2025, the total value of the securities is $436,129, representing 0.2% of the Fund’s net assets.

(O)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(P)	Security deemed worthless.
(Q)	Rate disclosed reflects the yield at October 31, 2025.
(R)
The Fund recognized transfers in and out of Level 3 as of October 31, 2025. Please reference the Investment Valuation section of the Notes to Financial
Statements for more information regarding investment valuation and pricing inputs.

(S)	Level 3 security was not considered significant to the Fund.
PORTFOLIO ABBREVIATION(S):
SOFR	Secured Overnight Financing Rate
TBD	To Be Determined
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $258,212,494) (including securities loaned of $2,645,020)	$252,537,646
Repurchase agreement, at value (cost $10,612,851)	10,612,851
Cash	788,822
Receivables and other assets:
Investments sold	187,058
When-issued, delayed-delivery, forward and TBA commitments sold	5,920,179
Net income from securities lending	1,115
Shares of beneficial interest sold	56,559
Interest	1,420,770
Unrealized appreciation on unfunded commitments	957
Other assets	17,146
Total assets	271,543,103
Liabilities:
Cash collateral received upon return of:
Securities on loan	2,714,500
Payables and other liabilities:
Investments purchased	220,292
When-issued, delayed-delivery, forward and TBA commitments purchased	7,041,009
Dividends and/or distributions	7,442
Shares of beneficial interest redeemed	335,451
Investment management fees	96,336
Distribution and service fees	16,415
Transfer agent fees	11,199
Trustee and CCO fees	89
Audit and tax fees	26,818
Custody fees	22,723
Legal fees	3,265
Printing and shareholder reports fees	3,052
Registration fees	541
Other accrued expenses	10,025
Total liabilities	10,509,157
Net assets	$261,033,946
Net assets consist of:
Paid-in capital	$320,286,994
Total distributable earnings (accumulated losses)	(59,253,048)
Net assets	$261,033,946
Net assets by class:
Class A	$14,981,863
Class C	15,716,590
Class I	80,524,029
Class I2	149,811,464
Shares outstanding (unlimited shares, no par value):
Class A	1,685,192
Class C	1,766,984
Class I	9,105,834
Class I2	16,861,121
Net asset value per share: (A)
Class A	$8.89
Class C	8.89
Class I	8.84
Class I2	8.89
Maximum offering price per share: (B)
Class A	$9.33

(A)
Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Dividend income	$171,072
Interest income	22,224,528
Net income from securities lending	8,148
Total investment income	22,403,748
Expenses:
Investment management fees	1,293,411
Distribution and service fees:
Class A	37,519
Class C	164,764
Transfer agent fees:
Class A	19,385
Class C	13,283
Class I	81,815
Class I2	11,717
Trustee and CCO fees	11,423
Audit and tax fees	50,215
Custody fees	183,580
Legal fees	20,070
Printing and shareholder reports fees	15,845
Registration fees	57,458
Other	25,367
Total expenses before waiver and/or reimbursement and recapture	1,985,852
Expenses waived and/or reimbursed:
Class A	(6,031)
Class I	(79,423)
Net expenses	1,900,398
Net investment income (loss)	20,503,350
Net realized gain (loss) on:
Investments	(1,667,471)
Net change in unrealized appreciation (depreciation) on:
Investments	(3,103,567)
Unfunded commitments	919
Net change in unrealized appreciation (depreciation)	(3,102,648)
Net realized and change in unrealized gain (loss)	(4,770,119)
Net increase (decrease) in net assets resulting from operations	$15,733,231
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$20,503,350	$21,254,396
Net realized gain (loss)	(1,667,471)	(2,608,253)
Net change in unrealized appreciation (depreciation)	(3,102,648)	4,683,180
Net increase (decrease) in net assets resulting from operations	15,733,231	23,329,323
Dividends and/or distributions to shareholders:
Class A	(1,106,891)	(1,092,831)
Class C	(1,093,541)	(1,232,293)
Class I	(6,054,415)	(7,361,595)
Class I2	(12,044,442)	(11,742,085)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(20,299,289)	(21,428,804)
Capital share transactions:
Proceeds from shares sold:
Class A	9,215,809	2,284,201
Class C	3,949,502	4,632,980
Class I	47,048,536	55,658,264
Class I2	12,500,000	91,900,000
	72,713,847	154,475,445
Dividends and/or distributions reinvested:
Class A	1,097,850	1,082,412
Class C	1,089,633	1,226,797
Class I	6,021,892	7,340,384
Class I2	12,044,442	11,742,085
	20,253,817	21,391,678
Cost of shares redeemed:
Class A	(9,941,667)	(3,590,447)
Class C	(4,410,410)	(4,084,437)
Class I	(43,303,019)	(78,955,449)
Class I2	(18,695,832)	(13,600,000)
	(76,350,928)	(100,230,333)
Automatic conversions:
Class A	1,394,733	806,292
Class C	(1,394,733)	(806,292)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	16,616,736	75,636,790
Net increase (decrease) in net assets	12,050,678	77,537,309
Net assets:
Beginning of year	248,983,268	171,445,959
End of year	$261,033,946	$248,983,268
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	1,023,693	252,563
Class C	438,923	511,723
Class I	5,291,821	6,181,820
Class I2	1,381,032	10,210,853
	8,135,469	17,156,959
Shares reinvested:
Class A	122,327	119,729
Class C	121,291	135,604
Class I	674,394	816,032
Class I2	1,342,460	1,298,925
	2,260,472	2,370,290
Shares redeemed:
Class A	(1,107,622)	(397,362)
Class C	(492,291)	(451,521)
Class I	(4,866,621)	(8,782,282)
Class I2	(2,089,680)	(1,513,362)
	(8,556,214)	(11,144,527)
Automatic conversions:
Class A	155,485	89,152
Class C	(155,391)	(89,071)
	94	81
Net increase (decrease) in shares outstanding:
Class A	193,883	64,082
Class C	(87,468)	106,735
Class I	1,099,594	(1,784,430)
Class I2	633,812	9,996,416
	1,839,821	8,382,803
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.04	$8.95	$8.91	$9.50	$9.27
Investment operations:
Net investment income (loss) (A)	0.67	0.73	0.70	0.34	0.27
Net realized and unrealized gain (loss)	(0.16)	0.10	0.04	(0.58)	0.27
Total investment operations	0.51	0.83	0.74	(0.24)	0.54
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.66)	(0.74)	(0.70)	(0.35)	(0.31)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	(0.66)	(0.74)	(0.70)	(0.35)	(0.31)
Net asset value, end of year	$8.89	$9.04	$8.95	$8.91	$9.50
Total return (C)	5.85%	9.55%	8.51%	(2.61)%	5.85%
Ratio and supplemental data:
Net assets end of year (000’s)	$14,982	$13,486	$12,779	$15,531	$13,805
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.00%	0.99%	1.05%	1.09%	1.15%
Including waiver and/or reimbursement and recapture	0.96%	0.97%	1.00%	1.05%	1.05%
Net investment income (loss) to average net assets	7.46%	8.09%	7.78%	3.71%	2.90%
Portfolio turnover rate	41%	64%	37%	75%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.05	$8.96	$8.92	$9.51	$9.28
Investment operations:
Net investment income (loss) (A)	0.60	0.67	0.64	0.27	0.20
Net realized and unrealized gain (loss)	(0.16)	0.09	0.03	(0.58)	0.27
Total investment operations	0.44	0.76	0.67	(0.31)	0.47
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.60)	(0.67)	(0.63)	(0.28)	(0.24)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	(0.60)	(0.67)	(0.63)	(0.28)	(0.24)
Net asset value, end of year	$8.89	$9.05	$8.96	$8.92	$9.51
Total return (D)	4.96%	8.78%	7.71%	(3.33)%(C)	5.06%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,717	$16,780	$15,661	$15,790	$14,222
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.70%	1.69%	1.77%	1.83%	1.88%
Including waiver and/or reimbursement and recapture	1.70%	1.69%	1.73%	1.80%	1.80%
Net investment income (loss) to average net assets	6.70%	7.37%	7.08%	2.96%	2.15%
Portfolio turnover rate	41%	64%	37%	75%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.00	$8.91	$8.87	$9.45	$9.23
Investment operations:
Net investment income (loss) (A)	0.70	0.76	0.72	0.36	0.29
Net realized and unrealized gain (loss)	(0.17)	0.10	0.04	(0.57)	0.26
Total investment operations	0.53	0.86	0.76	(0.21)	0.55
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.69)	(0.77)	(0.72)	(0.37)	(0.33)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	(0.69)	(0.77)	(0.72)	(0.37)	(0.33)
Net asset value, end of year	$8.84	$9.00	$8.91	$8.87	$9.45
Total return	6.08%	9.95%	8.85%	(2.29)%(C)	6.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$80,524	$72,033	$87,230	$107,287	$112,017
Expenses to average net assets(D)
Excluding waiver and/or reimbursement and recapture	0.73%	0.71%	0.78%	0.84%	0.89%
Including waiver and/or reimbursement and recapture	0.63%(E)	0.62%(E)	0.67%(E)	0.80%	0.80%
Net investment income (loss) to average net assets	7.78%	8.41%	8.07%	3.87%	3.08%
Portfolio turnover rate	41%	64%	37%	75%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2026. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.04	$8.95	$8.91	$9.50	$9.27
Investment operations:
Net investment income (loss) (A)	0.70	0.76	0.73	0.34	0.28
Net realized and unrealized gain (loss)	(0.16)	0.10	0.03	(0.56)	0.28
Total investment operations	0.54	0.86	0.76	(0.22)	0.56
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.69)	(0.77)	(0.72)	(0.37)	(0.33)
Return of capital	—	—	—	(0.00)(B)	—
Total dividends and/or distributions to shareholders	(0.69)	(0.77)	(0.72)	(0.37)	(0.33)
Net asset value, end of year	$8.89	$9.04	$8.95	$8.91	$9.50
Total return	6.21%	9.96%	8.86%	(2.32)%	6.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$149,811	$146,684	$55,776	$51,209	$146,186
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.63%	0.62%	0.68%	0.74%	0.80%
Including waiver and/or reimbursement and recapture	0.63%	0.62%	0.67%	0.74%(D)	0.80%(D)
Net investment income (loss) to average net assets	7.78%	8.46%	8.17%	3.72%	2.94%
Portfolio turnover rate	41%	64%	37%	75%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Floating Rate (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. In connection with these commitments a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is recognized ratably over the commitment period and reflected in Interest income within the Statement of Operations. The unfunded amounts are marked-to-market and included in Unrealized appreciation (depreciation) on unfunded commitments within the Statement of Assets and Liabilities and Net change in unrealized appreciation (depreciation) on unfunded commitments within the Statement of Operations.
	Principal Commitment	Unrealized Appreciation (Depreciation)
Air Comm Corp. LLC, Delayed Draw Term Loan	$46,154	$101
Clydesdale Acquisition Holdings, Inc., Delayed Draw Term Loan	14,129	(37)
GrafTech Finance, Inc., Delayed Draw Term Loan	738,182	10,909
Groundworks LLC, Delayed Draw Term Loan	127,448	314
Janney Montgomery Scott LLC, Delayed Draw Term Loan	64,527	241
Liquid Tech Solutions, LLC, Delayed Draw Term Loan	48,762	121
Mrp Buyer, LLC, Delayed Draw Term Loan	22,006	(202)
Peninsula Pacfic Entertain, LLC, Delayed Draw Term Loan	236,748	(1,422)
SIRVA Worldwide, Inc., Delayed Draw Term Loan	157,131	(9,362)
USALCO LLC, Delayed Draw Term Loan	79,498	294
Total	$1,534,585	$957
Open funded loan participations and assignments at October 31, 2025, if any, are included within the Schedule of Investments.
Payment in-kind ("PIK") securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.
PIKs held at October 31, 2025, if any, are identified within the Schedule of Investments.
Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at October 31, 2025, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$2,714,500	$—	$—	$—	$2,714,500
Total Borrowings	$2,714,500	$—	$—	$—	$2,714,500
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Floating rate loans risk: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans held by the Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer fewer protections for lenders. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the Fund not receiving proceeds from the sale of a loan for an extended period. As a result, the Fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the Fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
SOFR risk: Public and private sector actors have worked to establish alternative reference rates, like the Secured Overnight Financing Rate (“SOFR”), to be used in place of the London Interbank Offered Rate (“LIBOR”), the publication of which has ceased. Certain floating or variable rate obligations or investments of the Fund may reference SOFR. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates during certain periods. SOFR has a limited
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
history. There is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. The future performance of SOFR,and SOFR-based reference rates, is not known based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Distressed or defaulted securities risk: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative with respect to the issuers’ continuing ability to make principal and interest payments. The Fund may incur costs to protect its investment, and the Fund could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used,
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$149,676,865	57.34%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $100 million	0.490%
Over $100 million up to $200 million	0.485
Over $200 million up to $1 billion	0.480
Over $1 billion up to $1.5 billion	0.470
Over $1.5 billion up to $2 billion	0.460
Over $2 billion	0.450
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	0.97%	March 1, 2026
Class C	1.72	March 1, 2026
Class I	0.72	March 1, 2026
Class I2	0.65	March 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class A	$8,273	$3,601	$6,031	$17,905
Class C	6,808	120	—	6,928
Class I	55,254	952	4,731	60,937
Class I2	3,628	342	—	3,970
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.
On three occasions during the year ended October 31, 2022, TCL, the Fund's distributor/principal underwriter, returned to Class C certain 12b-1 fees retained by TCL during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, LLC” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$8,209	$1,492
Class C	—	988
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2026.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$124,468	$10,881
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$111,866,187	$—	$106,306,057	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$268,856,331	$1,819,172	$(7,525,006)	$(5,705,834)
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$13,015,920	$40,924,791
During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$20,299,289	$—	$—	$—	$21,428,804	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$402,980	$—	$—	$(53,940,711)	$—	$(10,440)	$(5,704,877)
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
10. OPERATING SEGMENTS (continued)
Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Floating Rate
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Floating Rate (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Floating Rate (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 10-year periods and in line with the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Floating Rate

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886773 TA FR 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Government Money Market
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 7.3%
U.S. Treasury - 7.3%
U.S. Treasury Floating Rate Notes
3-Month Treasury Money Market Yield + 0.10%, 3.86% (A), 01/31/2027	$ 6,115,000	$ 6,114,950
3-Month Treasury Money Market Yield + 0.15%, 3.92% (A), 04/30/2026 - 07/31/2027	6,925,000	6,925,069
3-Month Treasury Money Market Yield + 0.25%, 4.01% (A), 01/31/2026	440,000	440,000
U.S. Treasury Notes
0.38%, 11/30/2025 - 01/31/2026	575,000	571,905
0.50%, 02/28/2026	200,000	197,715
0.75%, 03/31/2026	4,800,000	4,736,987
0.88%, 06/30/2026	130,000	127,272
2.38%, 04/30/2026	160,000	158,690
4.13%, 10/31/2026	119,000	119,457
4.25%, 12/31/2025	345,000	345,012
4.63%, 02/28/2026 - 06/30/2026	1,115,000	1,118,092
Total U.S. Government Obligations (Cost $20,855,149)		20,855,149
U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.1%
Federal Farm Credit Banks Funding Corp.
3-Month Treasury Money Market Yield + 0.27%,
4.03% (A), 10/16/2026	1,800,000	1,800,000
3-Month SOFR + 0.07%,
4.11% (A), 11/17/2025 - 03/26/2027	3,650,000	3,650,000
3-Month SOFR + 0.08%,
4.12% (A), 02/01/2027	600,000	600,000
3-Month SOFR + 0.09%,
4.13% (A), 01/27/2027	214,000	214,000
3-Month SOFR + 0.10%,
4.14% (A), 06/24/2026 - 06/26/2026	935,000	935,000
3-Month SOFR + 0.14%,
4.18% (A), 10/15/2026 - 12/23/2026	3,500,000	3,499,832
Federal Home Loan Banks
3-Month SOFR + 0.07%,
4.11% (A), 03/25/2027	485,000	485,000
3-Month SOFR + 0.10%,
4.14% (A), 02/25/2027 - 03/18/2027	1,245,000	1,245,000
4.35%, 06/05/2026	900,000	899,837
Federal Home Loan Mortgage Corp.
3-Month SOFR + 0.12%,
4.16% (A), 05/05/2027	400,000	400,000
3-Month SOFR + 0.14%,
4.18% (A), 09/23/2026 - 10/16/2026	1,900,000	1,900,000
Federal National Mortgage Association
3-Month SOFR + 0.12%,
4.16% (A), 07/29/2026	1,030,000	1,030,000
3-Month SOFR + 0.14%,
4.18% (A), 08/21/2026 - 11/20/2026	3,835,000	3,835,000
Total U.S. Government Agency Obligations (Cost $20,493,669)		20,493,669
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.9%
Federal Farm Credit Discount Notes 4.04% (B), 12/11/2025	120,000	119,472
	Principal	Value
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes
3.99% (B), 12/19/2025	$ 731,000	$ 727,190
4.07% (B), 02/03/2026	522,000	516,616
4.32% (B), 11/28/2025	1,095,000	1,091,571
Federal Home Loan Banks
3.75% (B), 02/26/2026	2,515,000	2,512,252
4.04% (B), 11/14/2025 - 03/20/2026	6,440,000	6,439,991
3-Month SOFR + 0.01%, 4.05% (A), 11/19/2025 - 05/20/2026	4,765,000	4,765,000
3-Month SOFR + 0.02%, 4.06% (A), 12/12/2025 - 12/23/2025	1,200,000	1,200,000
3-Month SOFR + 0.03%, 4.07% (A), 05/28/2026 - 07/02/2026	1,895,000	1,895,000
4.13% (B), 11/07/2025	600,000	599,984
Total Short-Term U.S. Government Agency Obligations (Cost $19,867,076)		19,867,076
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 24.7%
U.S. Treasury Bills
3.76% (B), 04/30/2026	4,539,000	4,456,390
3.78% (B), 04/23/2026	2,540,000	2,495,326
3.82% (B), 04/09/2026	1,513,000	1,488,297
3.83% (B), 02/24/2026 - 04/02/2026	2,065,000	2,038,010
3.84% (B), 03/19/2026 - 04/02/2026	3,017,000	2,973,391
3.85% (B), 03/12/2026 - 09/03/2026	3,789,000	3,694,203
3.86% (B), 01/29/2026	600,000	593,889
3.89% (B), 02/03/2026	4,539,000	4,494,141
3.91% (B), 02/17/2026	420,000	415,199
3.93% (B), 02/10/2026	352,900	349,113
3.95% (B), 12/26/2025 - 03/05/2026	5,500,000	5,438,546
3.96% (B), 12/23/2025 - 08/06/2026	1,218,000	1,206,046
3.98% (B), 12/16/2025	504,000	501,505
3.99% (B), 03/05/2026	4,270,000	4,212,934
4.08% (B), 11/12/2025	3,000,000	2,996,333
4.12% (B), 02/05/2026	3,847,000	3,806,170
4.13% (B), 12/30/2025	2,586,000	2,568,963
4.15% (B), 05/14/2026	2,079,700	2,035,655
4.16% (B), 12/23/2025 - 06/11/2026	4,405,100	4,345,499
4.18% (B), 11/04/2025	123,000	122,958
4.21% (B), 11/06/2025	300,000	299,830
4.23% (B), 11/06/2025 - 12/02/2025	472,700	471,861
4.26% (B), 11/06/2025 - 01/22/2026	2,785,000	2,765,249
4.27% (B), 01/15/2026	500,000	495,707
4.30% (B), 11/04/2025 - 12/18/2025	8,286,500	8,258,995
4.31% (B), 11/28/2025	1,300,000	1,295,944
4.33% (B), 11/28/2025 - 12/02/2025	3,077,200	3,066,284
4.34% (B), 11/18/2025 - 11/25/2025	3,384,800	3,375,514
4.35% (B), 11/12/2025 - 11/18/2025	755,000	753,914
Total Short-Term U.S. Government Obligations (Cost $71,015,866)		71,015,866
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
REPURCHASE AGREEMENTS - 55.0%
Barclays Capital, Inc.,
4.15% (B), dated 10/31/2025, to be
repurchased at $10,003,458 on 11/03/2025.
Collateralized by U.S. Government
Obligations, 0.75% - 4.25%,
due 01/02/2026 - 02/15/2055, and with a
total value of $10,200,014.
	$ 10,000,000	$ 10,000,000
BNP Paribas SA, 4.14% (B), dated 10/31/2025, to be repurchased at $10,003,450 on 11/03/2025. Collateralized by U.S. Government Obligations, 0.00% - 5.25%, due 01/31/2026 - 05/15/2054, and with a total value of $10,200,000.	10,000,000	10,000,000
BNP Paribas SA, 4.15% (B), dated 10/31/2025, to be repurchased at $15,005,188 on 11/03/2025. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.00% - 7.50%, due 12/01/2025 - 11/01/2055, and with a total value of $15,323,694.	15,000,000	15,000,000
Citigroup Global Markets, Inc., 4.15% (B), dated 10/31/2025, to be repurchased at $25,008,646 on 11/03/2025. Collateralized by a U.S. Government Obligation, 4.75%, due 11/15/2043, and with a value of $25,500,051.	25,000,000	25,000,000
Goldman Sachs & Co., 4.15% (B), dated 10/31/2025, to be repurchased at $5,001,729 on 11/03/2025. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2046, and with a value of $5,100,013.	5,000,000	5,000,000
Goldman Sachs & Co., 4.16% (B), dated 10/31/2025, to be repurchased at $20,006,933 on 11/03/2025. Collateralized by U.S. Government Agency Obligations, 3.00% - 5.50%, due 09/15/2040 - 02/20/2055, and with a total value of $20,400,000.	20,000,000	20,000,000
JPMorgan Chase & Co., 4.14% (B), dated 10/31/2025, to be repurchased at $15,005,175 on 11/03/2025. Collateralized by a U.S. Government Obligation, 0.00%, due 11/15/2028, and with a value of $ 15,300,001.	15,000,000	15,000,000
	Principal	Value
REPURCHASE AGREEMENTS (continued)
JPMorgan Chase & Co.,
4.15% (B), dated 10/31/2025, to be
repurchased at $10,003,458 on 11/03/2025.
Collateralized by a U.S. Government
Agency Obligation, 2.50% due 03/20/2052,
and with a value of $10,200,001.
	$ 10,000,000	$ 10,000,000
Merrill Lynch & Co., Inc., 4.14% (B), dated 10/31/2025, to be repurchased at $8,002,760 on 11/03/2025. Collateralized by U.S. Government Obligations, 0.00% - 1.38%, due 05/15/2028 - 07/15/2033, and with a total value of $8,160,000.	8,000,000	8,000,000
Merrill Lynch & Co., Inc., 4.16% (B), dated 10/31/2025, to be repurchased at $10,003,467 on 11/03/2025. Collateralized by U.S. Government Agency Obligations, 2.74% - 7.00%, due 11/20/2032 - 07/15/2063, and with a total value of $10,200,000.	10,000,000	10,000,000
Toronto-Dominion Bank, 4.15% (B), dated 10/31/2025, to be repurchased at $15,005,188 on 11/03/2025. Collateralized by U.S. Government Obligations, 0.00%, due 08/15/2035 - 11/15/2050, and with a total value of $15,300,010.	15,000,000	15,000,000
Toronto-Dominion Bank, 4.16% (B), dated 10/31/2025, to be repurchased at $15,005,200 on 11/03/2025. Collateralized by a U.S. Government Agency Obligation, 5.00%, due 09/01/2053, and with a value of $15,450,001.	15,000,000	15,000,000
Total Repurchase Agreements (Cost $158,000,000)		158,000,000
Total Investments (Cost $290,231,760)		290,231,760
Net Other Assets (Liabilities) - (1.0)%		(2,778,553)
Net Assets - 100.0%		$ 287,453,207
INVESTMENT VALUATION:

Valuation Inputs (C)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$20,855,149	$—	$20,855,149
U.S. Government Agency Obligations	—	20,493,669	—	20,493,669
Short-Term U.S. Government Agency Obligations	—	19,867,076	—	19,867,076
Short-Term U.S. Government Obligations	—	71,015,866	—	71,015,866
Repurchase Agreements	—	158,000,000	—	158,000,000
Total Investments	$—	$290,231,760	$—	$290,231,760
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(B)	Rate disclosed reflects the yield at October 31, 2025.
(C)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $132,231,760)	$132,231,760
Repurchase agreement, at value (cost $158,000,000)	158,000,000
Cash	58,318
Receivables and other assets:
Shares of beneficial interest sold	173,389
Interest	239,257
Total assets	290,702,724
Liabilities:
Payables and other liabilities:
Investments purchased	2,830,000
Dividends and/or distributions	4,092
Shares of beneficial interest redeemed	242,768
Investment management fees	34,026
Distribution and service fees	38,880
Transfer agent fees	20,597
Trustee and CCO fees	93
Audit and tax fees	13,007
Custody fees	15,415
Legal fees	3,569
Printing and shareholder reports fees	2,828
Registration fees	21,452
Other accrued expenses	22,790
Total liabilities	3,249,517
Net assets	$287,453,207
Net assets consist of:
Paid-in capital	$287,443,760
Total distributable earnings (accumulated losses)	9,447
Net assets	$287,453,207
Net assets by class:
Class A	$70,491,722
Class C	5,350,876
Class I	16,747,162
Class I2	2,407,266
Class I3	103,478,831
Class R2	48,426,817
Class R4	40,550,533
Shares outstanding (unlimited shares, no par value):
Class A	70,497,353
Class C	5,347,468
Class I	16,748,881
Class I2	2,406,778
Class I3	103,488,513
Class R2	48,420,025
Class R4	40,551,220
Net asset value per share: (A)
Class A	$1.00
Class C	1.00
Class I	1.00
Class I2	1.00
Class I3	1.00
Class R2	1.00
Class R4	1.00

(A)
Net asset value per share for Class C, I, I2, I3, R2 and R4 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Interest income	$12,077,935
Other income	156,464
Total investment income	12,234,399
Expenses:
Investment management fees	651,758
Distribution and service fees:
Class A	217,103
Class C	54,971
Class R2	137,747
Class R4	123,206
Transfer agent fees:
Class A	155,157
Class C	5,325
Class I	20,069
Class I2	176
Class I3	3,992
Class R2	54,259
Class R4	3,696
Trustee and CCO fees	11,574
Audit and tax fees	25,669
Custody fees	89,377
Legal fees	18,807
Printing and shareholder reports fees	15,526
Registration fees	112,092
Other	68,218
Total expenses before waiver and/or reimbursement and recapture	1,768,722
Expenses waived and/or reimbursed:
Class A	(57,515)
Class I	(17,801)
Class R2	(9,345)
Class R4	(61,540)
Recapture of previously waived and/or reimbursed fees:
Class A	421
Class I	1,317
Class R2	419
Class R4	2,933
Net expenses	1,627,611
Net investment income (loss)	10,606,788
Net realized gain (loss) on:
Investments	6,717
Net realized and change in unrealized gain (loss)	6,717
Net increase (decrease) in net assets resulting from operations	$10,613,505
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$10,606,788	$20,360,369
Net realized gain (loss)	6,717	42
Net increase (decrease) in net assets resulting from operations	10,613,505	20,360,411
Dividends and/or distributions to shareholders:
Class A	(3,363,420)	(9,079,013)
Class C	(197,446)	(243,767)
Class I	(784,362)	(1,116,383)
Class I2	(95,935)	(140,117)
Class I3	(2,150,456)	(2,641,730)
Class R2	(2,071,450)	(4,840,903)
Class R4	(1,941,568)	(2,296,993)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,604,637)	(20,358,906)
Capital share transactions:
Proceeds from shares sold:
Class A	37,459,412	38,932,388
Class C	1,539,529	1,893,111
Class I	22,819,717	16,929,927
Class I2	1,436,999	2,370,560
Class I3	505,545,681	262,292,579
Class R2	18,273,945	18,455,119
Class R4	57,318,996	46,627,150
	644,394,279	387,500,834
Dividends and/or distributions reinvested:
Class A	3,333,052	9,053,845
Class C	193,024	240,016
Class I	782,176	1,116,487
Class I2	95,935	140,102
Class I3	2,154,817	2,641,696
Class R2	2,058,080	4,840,903
Class R4	1,941,568	2,296,993
	10,558,652	20,330,042
Cost of shares redeemed:
Class A	(150,780,694)	(92,010,076)
Class C	(1,622,057)	(2,584,261)
Class I	(25,349,109)	(29,925,622)
Class I2	(1,491,797)	(3,009,955)
Class I3	(468,302,511)	(270,484,976)
Class R2	(75,994,986)	(29,050,074)
Class R4	(71,649,236)	(41,590,498)
	(795,190,390)	(468,655,462)
Automatic conversions:
Class A	560,708	593,908
Class C	(560,708)	(593,908)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(140,237,459)	(60,824,586)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	—	1,388 (A)
Class C	—	114 (A)
	—	1,502
Net increase (decrease) in net assets	(140,228,591)	(60,821,579)
Net assets:
Beginning of year	427,681,798	488,503,377
End of year	$287,453,207	$427,681,798
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	37,459,412	38,932,388
Class C	1,539,529	1,893,111
Class I	22,819,717	16,929,927
Class I2	1,436,999	2,370,560
Class I3	505,545,681	262,292,579
Class R2	18,273,945	18,455,119
Class R4	57,318,996	46,627,150
	644,394,279	387,500,834
Shares reinvested:
Class A	3,333,052	9,053,845
Class C	193,024	240,016
Class I	782,176	1,116,487
Class I2	95,935	140,102
Class I3	2,154,817	2,641,696
Class R2	2,058,080	4,840,903
Class R4	1,941,568	2,296,993
	10,558,652	20,330,042
Shares redeemed:
Class A	(150,780,694)	(92,010,076)
Class C	(1,622,057)	(2,584,261)
Class I	(25,349,109)	(29,925,622)
Class I2	(1,491,797)	(3,009,955)
Class I3	(468,302,511)	(270,484,976)
Class R2	(75,994,986)	(29,050,074)
Class R4	(71,649,236)	(41,590,498)
	(795,190,390)	(468,655,462)
Automatic conversions:
Class A	560,708	593,908
Class C	(560,708)	(593,908)
	—	—
Net increase (decrease) in shares outstanding:
Class A	(109,427,522)	(43,429,935)
Class C	(450,212)	(1,045,042)
Class I	(1,747,216)	(11,879,208)
Class I2	41,137	(499,293)
Class I3	39,397,987	(5,550,701)
Class R2	(55,662,961)	(5,754,052)
Class R4	(12,388,672)	7,333,645
	(140,237,459)	(60,824,586)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.04	0.05	0.04	0.01	0.00 (B)
Net realized and unrealized gain (loss)	0.00 (B)	(0.00)(B)	(0.00)(B)	(0.00)(B)	0.00 (B)
Total investment operations	0.04	0.05	0.04	0.01	0.00 (B)
Contributions from affiliate	—	0.00 (B)(C)	—	—	0.00 (B)(D)
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Return of capital	—	—	—	—	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (E)	3.95%	4.78%(C)	4.30%	0.75%	0.28%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$70,492	$179,918	$223,345	$241,113	$258,675
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.65%	0.64%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.73%(F)	0.65%	0.53%	0.26%	0.01%(F)
Net investment income (loss) to average net assets	3.73%	4.68%	4.20%	0.73%	0.10%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.18% lower had the affiliate not made additional contributions.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.03	0.04	0.04	0.01	0.00 (B)
Net realized and unrealized gain (loss)	0.01	(0.00)(B)	0.00 (B)	(0.00)(B)	0.00 (B)
Total investment operations	0.04	0.04	0.04	0.01	0.00 (B)
Contributions from affiliate	—	0.00 (B)(C)	—	—	0.00 (B)(D)
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.04)	(0.04)	(0.01)	(0.00)(B)
Return of capital	—	—	—	—	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.04)	(0.04)	(0.04)	(0.01)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (E)	3.64%	3.98%(C)	3.83%	0.74%	0.16%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$5,351	$5,801	$6,846	$8,812	$9,593
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.46%	1.43%	1.42%	1.40%	1.40%
Including waiver and/or reimbursement and recapture	1.46%(F)	1.43%	0.99%	0.27%	0.10%(F)
Net investment income (loss) to average net assets	2.99%	3.91%	3.75%	0.73%	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.14% lower had the affiliate not made additional contributions.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.04	0.05	0.04	0.01	0.00 (B)
Net realized and unrealized gain (loss)	(0.00)(B)	0.00 (B)	(0.00)(B)	(0.00)(B)	0.00 (B)
Total investment operations	0.04	0.05	0.04	0.01	0.00 (B)
Contributions from affiliate	—	—	—	0.00 (B)(C)	0.00 (B)(D)
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Return of capital	—	—	—	—	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.14%	5.06%	4.47%	0.83%(C)	0.21%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$16,747	$18,494	$30,373	$27,320	$24,620
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.47%	0.42%	0.39%	0.42%	0.46%
Including waiver and/or reimbursement and recapture	0.38%(E)	0.38%	0.38%	0.28%	0.00%(E)(F)
Net investment income (loss) to average net assets	4.07%	4.95%	4.40%	0.76%	0.11%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.10% lower had the affiliate not made additional contributions.

(E)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

(F)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.04	0.05	0.04	0.01	0.00 (B)
Net realized and unrealized gain (loss)	(0.00)(B)	(0.00)(B)	(0.00)(B)	(0.00)(B)	0.00 (B)
Total investment operations	0.04	0.05	0.04	0.01	0.00 (B)
Contributions from affiliate	—	—	—	—	0.00 (B)(C)
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Return of capital	—	—	—	—	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.16%	5.12%	4.52%	0.79%	0.30%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$2,407	$2,366	$2,865	$3,412	$3,837
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.37%	0.33%	0.32%	0.31%	0.30%
Including waiver and/or reimbursement and recapture	0.37%(D)	0.33%	0.32%	0.21%	0.06%(D)
Net investment income (loss) to average net assets	4.08%	4.99%	4.42%	0.75%	0.05%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.25% lower had the affiliate not made additional contributions.

(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.04	0.05	0.04	0.01	0.00 (B)
Net realized and unrealized gain (loss)	(0.00)(B)	(0.00)(B)	(0.00)(B)	(0.00)(B)	0.00 (B)
Total investment operations	0.04	0.05	0.04	0.01	0.00 (B)
Contributions from affiliate	—	—	—	—	0.00 (B)(C)
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Return of capital	—	—	—	—	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.14%	5.12%	4.52%	0.79%	0.30%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$103,479	$64,077	$69,628	$87,756	$83,914
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.37%	0.33%	0.32%	0.31%	0.30%
Including waiver and/or reimbursement and recapture	0.37%(D)	0.33%	0.32%	0.23%	0.06%(D)
Net investment income (loss) to average net assets	4.04%	5.03%	4.42%	0.72%	0.04%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.26% lower had the affiliate not made additional contributions.

(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Class R2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.04	0.05	0.04	0.01	0.00 (B)
Net realized and unrealized gain (loss)	0.00 (B)	(0.00)(B)	(0.00)(B)	(0.00)(B)	0.00 (B)
Total investment operations	0.04	0.05	0.04	0.01	0.00 (B)
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Return of capital	—	—	—	—	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	3.80%	4.71%	4.13%	0.65%	0.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$48,427	$104,088	$109,842	$127,876	$124,774
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.64%	0.63%	0.62%	0.75%
Including waiver and/or reimbursement and recapture	0.69%(C)	0.73%	0.69%	0.36%	0.10%(C)
Net investment income (loss) to average net assets	3.76%	4.61%	4.03%	0.65%	0.02%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Investment operations:
Net investment income (loss) (A)	0.04	0.05	0.04	0.01	0.00 (B)
Net realized and unrealized gain (loss)	0.00 (B)	(0.00)(B)	(0.00)(B)	(0.00)(B)	0.00 (B)
Total investment operations	0.04	0.05	0.04	0.01	0.00 (B)
Contributions from affiliate	—	—	—	—	0.00 (B)(C)
Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Return of capital	—	—	—	—	(0.00)(B)
Total dividends and/or distributions to shareholders	(0.04)	(0.05)	(0.04)	(0.01)	(0.00)(B)
Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	4.02%	4.94%	4.44%	0.81%	0.34%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$40,550	$52,938	$45,604	$70,505	$72,583
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.58%	0.57%	0.56%	0.55%
Including waiver and/or reimbursement and recapture	0.50%(D)	0.50%	0.40%	0.19%	0.01%(D)
Net investment income (loss) to average net assets	3.94%	4.84%	4.33%	0.80%	0.10%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.24% lower had the affiliate not made additional contributions.

(D)
Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class's yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time.
Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class's effective daily yield being negative. Any such reimbursement may result in the class's expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Government Money Market (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers seven classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R2 and Class R4.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
Effective as of March 31, 2021, the Fund closed to most new investors. The following investors may continue to purchase Fund shares after the close date: existing Fund investors, investors exchanging shares of another Transamerica fund for shares in the same class of the fund, asset allocation funds and other investment products in which the Fund is currently an underlying investment option, retirement plans in which the Fund is a plan option, any plan that is or becomes a part of a multiple plan exchange recordkeeping that includes the Fund as a plan option and current and former trustees of the Fund. The Fund will remain closed until further notice. The Fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund's use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended October 31, 2025, the Fund has not entered into any secured borrowing arrangements.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: Factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK FACTORS (continued)
disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, lack of liquidity or other disruptions in the bond markets, or other adverse market events and conditions could cause the value of your investment in the Fund, or its yield, to decline. While the Fund seeks to maintain a $1.00 share price, when market prices fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund’s investments and the Fund’s ability to preserve the value of your investment at $1.00 per share, and generally for economies and markets in the U.S. and elsewhere.
Government money market fund risk: The Fund operates as a “government” money market fund under applicable federal regulations and invests in U.S. government securities. Circumstances could arise that would prevent the payment of interest or principal on U.S. government securities, which could adversely affect their value and the Fund’s ability to preserve the value of your investment at $1.00 per share. An increased demand for U.S. government securities could affect the availability of such instruments for investment and the Fund’s ability to pursue its investment strategies. The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” on fund redemptions, as permitted under Rule 2a-7. However, the Board reserves the right, with notice to shareholders, to change this policy.
Interest rate risk: The interest rates on short-term obligations held in the Fund will vary, rising or falling with short-term interest rates generally. The Fund’s yield will tend to lag behind general changes in interest rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The U.S. Federal Reserve has raised interest rates from historically low levels. Any additional interest rate increases in the future may cause the value of fixed-income securities to decrease. During periods of extremely low or negative short-term interest rates, the Fund may not be able to maintain a positive yield or total return or be able to preserve the value of your investment at $1.00 per share.
U.S. government securities risk: U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the financial condition or credit rating of the U.S. government. Not withstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent the payment of interest or principal. Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Credit risk: An issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund may be unable or unwilling to meet its financial obligations or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) to be less creditworthy, or the value of assets underlying a security may decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Repurchase agreements risk: In a repurchase agreement, the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK FACTORS (continued)
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Management risk: The Fund is subject to the risk that the investment manager’s or sub-adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The sub-adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry or sector, or about the economy or interest rates, may be incorrect. The Fund is also subject to the risk of imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the sub-adviser, if such tools, resources, information or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the sub-adviser’s investment style fails to produce the desired results. Any of these things could cause the Fund to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$192,564,903	66.99%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion to $3 billion	0.22
Over $3 billion	0.21
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2025
Class A	0.72%	March 1, 2026
Class C	1.48	March 1, 2026
Class I, Class I2, Class I3	0.38	March 1, 2026
Class R2	0.69	March 1, 2026
Class R4	0.50	March 1, 2026
Prior to March 1, 2025
Class A, Class R2	0.73
Class C	1.48
Class I, Class I2, Class I3	0.38
Class R4	0.50
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Fund to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Fund’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Fund of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to the Fund or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Fund. There can be no assurance that the Fund will be able to prevent a negative yield.
Voluntarily waived and/or reimbursed expenses related to the maintenance of the Fund's yield are included in Expenses waived and/or reimbursed, and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Fund, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Fund’s Financial Highlights in this shareholder report. TAM has historically contributed additional amounts to the Fund in connection with the maintenance of the Fund's yield, and these amounts are reflected as Contributions from affiliate within the Financial Highlights in this shareholder report.
For the 36-month period ended October 31, 2025, there are no amounts waived by TAM due to the maintenance of the Fund's yield.
As of October 31, 2025, there are no balances available for recapture by TAM due to the maintenance of the Fund's yield.
For the 36-month period ended October 31, 2025, the amounts waived from financial intermediaries are as follows:
	Amounts Waived
	2023 (A)	2024 (A)	2025 (A)	Total
Class A	$235,292	$—	$—	$235,292
Class C	32,713	—	—	32,713
Class R2	123,417	—	—	123,417
Class R4	46,157	—	—	46,157

(A)	Not subject to recapture.
For the 36-month period ended October 31, 2025, the amounts waived by TAM due to the operating expense limitation are as follows:
	Amounts Waived
	2023	2024	2025	Total
Class A	$—	$—	$57,515	$57,515
Class I	6,825	10,605	17,801	35,231
Class R2	384	—	9,345	9,729
Class R4	31,624	39,741	61,540	132,905
As of October 31, 2025, the balances available for recapture by TAM due to the operating expense limitation are as follows:
	Amounts Available
	2023	2024	2025	Total
Class A	$—	$—	$57,094	$57,094
Class I	6,604	10,605	17,801	35,010
Class R2	—	—	8,926	8,926
Class R4	31,623	39,741	61,540	132,904
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R2	0.25
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class I3.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$—	$75
Class C	—	523
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$186,754	$15,954
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$290,231,760	$—	$—	$—
As of October 31, 2025, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2025, the capital loss carryforwards utilized are $614.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$10,604,637	$—	$—	$—	$20,358,906	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$9,252	$—	$4,287	$—	$—	$(4,092)	$—
8. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Government Money Market
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Government Money Market (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Government Money Market (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions. The Board also considered that the Fund is closed to most new investors.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds, as prepared by Broadridge, for various
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period and in line with the median for the past 1-, 3- and 10-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016. The Board further noted the relatively close spread in performance among the money market funds in the peer universe over certain periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Government Money Market

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886784 TA GOVT MM 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica High Yield Bond
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Principal	Value
CORPORATE DEBT SECURITIES - 88.6%
Automobile Components - 2.7%
American Axle & Manufacturing, Inc.
6.38%, 10/15/2032 (A)	$ 1,702,000	$ 1,707,061
7.75%, 10/15/2033 (A)	1,700,000	1,702,394
Goodyear Tire & Rubber Co.
5.63%, 04/30/2033 (B)	6,543,000	5,898,573
Phinia, Inc.
6.63%, 10/15/2032 (A)	5,013,000	5,156,602
6.75%, 04/15/2029 (A)	1,566,000	1,615,506
ZF North America Capital, Inc.
6.75%, 04/23/2030 (A)	1,831,000	1,742,964
6.88%, 04/14/2028 (A)	2,073,000	2,085,750
7.13%, 04/14/2030 (A)	2,781,000	2,707,226
		22,616,076
Automobiles - 1.0%
Ford Motor Credit Co. LLC
7.35%, 11/04/2027 - 03/06/2030	7,716,000	8,127,881
Banks - 1.4%
Barclays PLC
Fixed until 03/15/2029 (C), 8.00% (D)	2,500,000	2,660,742
Credit Suisse Group AG
Fixed until 02/11/2027 (C), 5.25% (A)(E)(F)	2,250,000	607,500
Fixed until 08/21/2026 (C), 6.38% (A)(E)(F)	2,982,000	805,140
Fixed until 09/12/2025 (C), 7.25% (A)(E)(F)	2,450,000	661,500
Intesa Sanpaolo SpA
Fixed until 06/20/2053, 7.78% (D), 06/20/2054 (A)	2,640,000	3,168,606
Fixed until 11/21/2032, 8.25% (D), 11/21/2033 (A)	1,977,000	2,335,143
Lloyds Banking Group PLC
Fixed until 09/27/2035 (C), 6.63% (D)(G)	1,506,000	1,497,214
		11,735,845
Building Products - 2.1%
Camelot Return Merger Sub, Inc.
8.75%, 08/01/2028 (A)	2,965,000	2,740,894
Cornerstone Building Brands, Inc.
6.13%, 01/15/2029 (A)(B)	1,194,000	907,575
EMRLD Borrower LP/Emerald Co-Issuer, Inc.
6.63%, 12/15/2030 (A)	5,321,000	5,470,153
Quikrete Holdings, Inc.
6.38%, 03/01/2032 (A)	2,851,000	2,957,091
6.75%, 03/01/2033 (A)	1,216,000	1,265,319
Smyrna Ready Mix Concrete LLC
8.88%, 11/15/2031 (A)	4,421,000	4,655,309
		17,996,341
Chemicals - 2.8%
ASP Unifrax Holdings, Inc.
5.25%, 09/30/2028 (A)	2,406,000	601,500
Inversion Escrow Issuer LLC
6.75%, 08/01/2032 (A)	3,710,000	3,622,477
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
NOVA Chemicals Corp.
7.00%, 12/01/2031 (A)	$ 3,750,000	$ 3,977,888
8.50%, 11/15/2028 (A)	1,578,000	1,654,284
9.00%, 02/15/2030 (A)	1,646,000	1,760,191
Olin Corp.
6.63%, 04/01/2033 (A)	4,010,000	3,971,009
Olympus Water U.S. Holding Corp.
7.25%, 06/15/2031 - 02/15/2033 (A)	8,258,000	8,232,476
		23,819,825
Commercial Services & Supplies - 4.4%
Allied Universal Holdco LLC
7.88%, 02/15/2031 (A)	5,791,000	6,029,681
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
8.00%, 02/15/2031 (A)	4,052,000	4,118,250
8.25%, 01/15/2030 (A)(B)	643,000	656,243
8.38%, 06/15/2032 (A)	1,093,000	1,119,668
Enviri Corp.
5.75%, 07/31/2027 (A)	5,303,000	5,262,495
Herc Holdings, Inc.
6.63%, 06/15/2029 (A)	2,067,000	2,134,521
7.00%, 06/15/2030 (A)	1,666,000	1,743,767
7.25%, 06/15/2033 (A)	1,750,000	1,845,030
Hertz Corp.
4.63%, 12/01/2026 (A)(B)	1,066,000	1,035,065
5.00%, 12/01/2029 (A)	2,358,000	1,601,729
12.63%, 07/15/2029 (A)	4,426,000	4,381,264
ION Platform Finance U.S., Inc.
7.88%, 09/30/2032 (A)	4,360,000	4,252,612
Madison IAQ LLC
5.88%, 06/30/2029 (A)	2,532,000	2,481,122
		36,661,447
Communications Equipment - 5.6%
Altice Financing SA
9.63%, 07/15/2027 (A)	2,357,000	2,013,287
CommScope LLC
8.25%, 03/01/2027 (A)(B)	2,885,000	2,903,793
9.50%, 12/15/2031 (A)(B)	3,378,000	3,440,869
GoTo Group, Inc.
5.50%, 05/01/2028 (A)	4,489,715	3,748,912
5.50%, 05/01/2028 (A)(B)	3,608,848	1,263,097
Iliad Holding SAS
7.00%, 10/15/2028 - 04/15/2032 (A)	4,269,000	4,346,301
8.50%, 04/15/2031 (A)	2,144,000	2,301,082
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	3,000,000	2,696,250
3.75%, 07/15/2029 (A)	6,153,000	5,430,023
6.88%, 06/30/2033 (A)	1,355,000	1,387,909
7.00%, 03/31/2034 (A)	4,767,000	4,897,630
Vmed O2 U.K. Financing I PLC
6.75%, 01/15/2033 (A)	3,700,000	3,709,090
7.75%, 04/15/2032 (A)	8,869,000	9,194,279
		47,332,522
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering - 1.0%
Beazer Homes USA, Inc.
7.50%, 03/15/2031 (A)(B)	$ 3,983,000	$ 4,031,334
Century Communities, Inc.
6.63%, 09/15/2033 (A)	4,223,000	4,210,480
		8,241,814
Consumer Staples Distribution & Retail - 0.9%
Bath & Body Works, Inc.
6.63%, 10/01/2030 (A)	1,247,000	1,281,713
6.75%, 07/01/2036	1,293,000	1,338,300
6.88%, 11/01/2035	686,000	717,208
7.50%, 06/15/2029 (B)	3,845,000	3,944,270
		7,281,491
Containers & Packaging - 5.5%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13%, 08/15/2026 (A)(H)	5,997,000	5,517,240
Ball Corp.
6.88%, 03/15/2028	4,653,000	4,734,051
Cascades, Inc./Cascades USA, Inc.
6.75%, 07/15/2030 (A)	7,392,000	7,561,498
Clydesdale Acquisition Holdings, Inc.
6.63%, 04/15/2029 (A)	889,000	892,551
6.88%, 01/15/2030 (A)	1,650,000	1,666,479
Graphic Packaging International LLC
6.38%, 07/15/2032 (A)	7,172,000	7,266,140
Mauser Packaging Solutions Holding Co.
7.88%, 04/15/2027 (A)	2,007,000	2,012,272
9.25%, 04/15/2027 (A)	2,009,000	1,983,707
Owens-Brockway Glass Container, Inc.
7.38%, 06/01/2032 (A)(B)	4,854,000	4,749,018
Sealed Air Corp.
6.88%, 07/15/2033 (A)	3,825,000	4,164,660
Sealed Air Corp./Sealed Air Corp. U.S.
7.25%, 02/15/2031 (A)	3,669,000	3,851,434
Trivium Packaging Finance BV
8.25%, 07/15/2030 (A)	625,000	647,484
12.25%, 01/15/2031 (A)	1,245,000	1,298,918
		46,345,452
Electric Utilities - 1.7%
Alpha Generation LLC
6.25%, 01/15/2034 (A)	5,975,000	6,044,436
Vistra Operations Co. LLC
6.88%, 04/15/2032 (A)	6,227,000	6,540,473
VoltaGrid LLC
7.38%, 11/01/2030 (A)(G)	1,360,000	1,383,191
		13,968,100
Electrical Equipment - 1.4%
Energizer Holdings, Inc.
6.00%, 09/15/2033 (A)	5,317,000	5,136,498
WESCO Distribution, Inc.
7.25%, 06/15/2028 (A)	6,300,000	6,387,847
		11,524,345
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components - 0.5%
Sensata Technologies, Inc.
6.63%, 07/15/2032 (A)	$ 4,361,000	$ 4,539,875
Energy Equipment & Services - 1.1%
Archrock Partners LP/Archrock Partners Finance Corp.
6.63%, 09/01/2032 (A)	6,188,000	6,359,668
6.88%, 04/01/2027 (A)	1,050,000	1,053,427
Kodiak Gas Services LLC
6.50%, 10/01/2033 (A)	1,749,000	1,792,267
		9,205,362
Financial Services - 2.8%
Azorra Finance Ltd.
7.25%, 01/15/2031 (A)	6,416,000	6,710,899
ILFC E-Capital Trust I
3-Month Term SOFR + 0.00%, 6.27% (D), 12/21/2065 (A)	14,224,000	11,823,302
UWM Holdings LLC
6.63%, 02/01/2030 (A)	5,241,000	5,339,452
		23,873,653
Food Products - 2.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
5.50%, 03/31/2031 (A)(G)	185,000	186,462
Chobani LLC/Chobani Finance Corp., Inc.
7.63%, 07/01/2029 (A)	4,655,000	4,841,223
Darling Ingredients, Inc.
6.00%, 06/15/2030 (A)	6,203,000	6,269,353
Post Holdings, Inc.
5.50%, 12/15/2029 (A)	4,545,000	4,547,282
6.25%, 10/15/2034 (A)	1,666,000	1,685,514
6.38%, 03/01/2033 (A)	1,924,000	1,948,616
		19,478,450
Health Care Providers & Services - 4.9%
CHS/Community Health Systems, Inc.
10.88%, 01/15/2032 (A)	8,305,000	8,953,039
DaVita, Inc.
6.75%, 07/15/2033 (A)	4,046,000	4,195,043
IQVIA, Inc.
6.25%, 06/01/2032 (A)	4,891,000	5,097,723
Kedrion SpA
6.50%, 09/01/2029 (A)	5,049,000	4,933,802
LifePoint Health, Inc.
11.00%, 10/15/2030 (A)	3,750,000	4,134,760
Sotera Health Holdings LLC
7.38%, 06/01/2031 (A)	3,852,000	4,048,075
Tenet Healthcare Corp.
6.13%, 10/01/2028 - 06/15/2030	5,218,000	5,279,808
6.25%, 02/01/2027	4,183,000	4,189,936
		40,832,186
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care REITs - 0.7%
MPT Operating Partnership LP/MPT Finance Corp.
5.00%, 10/15/2027 (B)	$ 2,547,000	$ 2,450,531
8.50%, 02/15/2032 (A)	3,156,000	3,306,488
		5,757,019
Hotel & Resort REITs - 1.7%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
7.00%, 02/01/2030 (A)	7,638,000	7,821,847
Pebblebrook Hotel LP/PEB Finance Corp.
6.38%, 10/15/2029 (A)	6,194,000	6,253,140
		14,074,987
Hotels, Restaurants & Leisure - 7.8%
Caesars Entertainment, Inc.
7.00%, 02/15/2030 (A)	2,035,000	2,093,850
Carnival Corp.
5.13%, 05/01/2029 (A)	1,215,000	1,230,021
6.00%, 05/01/2029 (A)	2,773,000	2,814,595
6.13%, 02/15/2033 (A)	1,239,000	1,277,619
Churchill Downs, Inc.
5.75%, 04/01/2030 (A)	3,681,000	3,692,315
6.75%, 05/01/2031 (A)	3,906,000	3,993,655
Kingpin Intermediate Holdings LLC
7.25%, 10/15/2032 (A)(B)	4,317,000	4,046,601
Marriott Ownership Resorts, Inc.
6.50%, 10/01/2033 (A)	2,977,000	2,935,357
MGM Resorts International
6.13%, 09/15/2029	2,011,000	2,047,409
6.50%, 04/15/2032 (B)	5,619,000	5,705,312
NCL Corp. Ltd.
6.25%, 09/15/2033 (A)	2,164,000	2,188,711
6.75%, 02/01/2032 (A)	3,481,000	3,576,940
Rivers Enterprise Lender LLC/Rivers Enterprise Lender Corp.
6.25%, 10/15/2030 (A)	4,436,000	4,472,156
Station Casinos LLC
6.63%, 03/15/2032 (A)	4,329,000	4,399,848
Travel & Leisure Co.
6.13%, 09/01/2033 (A)	4,776,000	4,828,087
Viking Cruises Ltd.
5.88%, 10/15/2033 (A)	2,930,000	2,978,540
7.00%, 02/15/2029 (A)	4,467,000	4,492,265
9.13%, 07/15/2031 (A)	2,792,000	2,991,206
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
7.13%, 02/15/2031 (A)	5,332,000	5,725,891
		65,490,378
Household Durables - 1.2%
Newell Brands, Inc.
6.63%, 05/15/2032 (B)	3,862,000	3,630,280
8.50%, 06/01/2028 (A)	1,230,000	1,261,878
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Household Durables (continued)
Whirlpool Corp.
6.50%, 06/15/2033	$ 5,250,000	$ 5,122,092
		10,014,250
Insurance - 3.9%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer
6.50%, 10/01/2031 (A)	3,561,000	3,651,759
6.75%, 10/15/2027 (A)	1,866,000	1,873,078
Constellation Insurance, Inc.
6.80%, 01/24/2030 (A)	12,590,000	12,733,668
Hartford Insurance Group, Inc.
3-Month Term SOFR + 2.39%, 6.60% (D), 02/12/2067 (A)	7,178,000	6,754,605
HUB International Ltd.
7.25%, 06/15/2030 (A)	2,510,000	2,620,435
7.38%, 01/31/2032 (A)	1,430,000	1,482,084
Lincoln National Corp.
3-Month Term SOFR + 2.62%, 6.80% (D), 05/17/2066	3,958,000	3,404,879
		32,520,508
Internet & Catalog Retail - 1.5%
ION Platform Finance U.S., Inc./ION Platform Finance SARL
8.75%, 05/01/2029 (A)	5,200,000	5,291,380
9.50%, 05/30/2029 (A)	7,368,000	7,528,946
		12,820,326
Machinery - 1.5%
Chart Industries, Inc.
7.50%, 01/01/2030 (A)	4,324,000	4,509,504
GrafTech Global Enterprises, Inc.
9.88%, 12/23/2029 (A)(B)	2,057,000	1,815,303
SPX Flow, Inc.
8.75%, 04/01/2030 (A)(B)	6,616,000	6,770,093
		13,094,900
Media - 8.6%
Adelphia Communications Corp.
9.25%, 10/01/2049 (E)(F)(I)(J)	1,305,000	91
10.25%, 06/15/2049 - 11/01/2049 (F)(I)(J)(K)	1,460,000	102
CCO Holdings LLC/CCO Holdings Capital Corp.
6.38%, 09/01/2029 (A)	3,187,000	3,212,082
7.38%, 03/01/2031 (A)(B)	5,922,000	6,011,067
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%, 10/23/2045	8,254,000	7,973,780
Clear Channel Outdoor Holdings, Inc.
7.13%, 02/15/2031 (A)	1,648,000	1,699,514
7.50%, 06/01/2029 (A)(B)	2,712,000	2,661,144
7.50%, 03/15/2033 (A)	939,000	981,879
CSC Holdings LLC
5.00%, 11/15/2031 (A)	5,000,000	1,750,603
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
CSC Holdings LLC (continued)
5.75%, 01/15/2030 (A)	$ 7,078,000	$ 2,652,381
11.75%, 01/31/2029 (A)	6,217,000	4,911,184
Directv Financing LLC
8.88%, 02/01/2030 (A)	4,312,000	4,286,469
DISH DBS Corp.
7.38%, 07/01/2028	1,761,000	1,645,513
7.75%, 07/01/2026	1,280,000	1,266,895
DISH Network Corp.
11.75%, 11/15/2027 (A)	2,515,000	2,647,749
Gray Media, Inc.
5.38%, 11/15/2031 (A)(B)	3,068,000	2,129,888
9.63%, 07/15/2032 (A)(B)	3,000,000	3,014,779
iHeartCommunications, Inc.
9.13%, 05/01/2029 (A)	3,596,700	3,309,324
10.88%, 05/01/2030 (A)	2,718,507	1,959,736
LCPR Senior Secured Financing DAC
6.75%, 10/15/2027 (A)	9,006,000	5,633,163
Univision Communications, Inc.
8.00%, 08/15/2028 (A)	2,417,000	2,488,166
9.38%, 08/01/2032 (A)	1,588,000	1,676,249
Versant Media Group, Inc.
7.25%, 01/30/2031 (A)	1,127,000	1,148,782
Virgin Media Finance PLC
5.00%, 07/15/2030 (A)	3,225,000	2,878,552
VZ Secured Financing BV
5.00%, 01/15/2032 (A)	2,331,000	2,117,752
7.50%, 01/15/2033 (A)	4,168,000	4,247,200
		72,304,044
Metals & Mining - 2.8%
Big River Steel LLC/BRS Finance Corp.
6.63%, 01/31/2029 (A)	4,819,000	4,827,101
Constellium SE
6.38%, 08/15/2032 (A)(B)	4,120,000	4,237,560
Fortescue Treasury Pty. Ltd.
5.88%, 04/15/2030 (A)	708,000	730,476
6.13%, 04/15/2032 (A)(B)	5,175,000	5,400,004
Kaiser Aluminum Corp.
5.88%, 03/01/2034 (A)(G)	1,700,000	1,693,785
Mineral Resources Ltd.
9.25%, 10/01/2028 (A)	1,101,000	1,154,405
Novelis Corp.
6.38%, 08/15/2033 (A)	1,445,000	1,464,038
6.88%, 01/30/2030 (A)	3,632,000	3,770,168
		23,277,537
Mortgage Real Estate Investment Trusts - 0.8%
Starwood Property Trust, Inc.
6.00%, 04/15/2030 (A)	4,009,000	4,094,420
6.50%, 07/01/2030 (A)	2,254,000	2,344,282
		6,438,702
Oil, Gas & Consumable Fuels - 10.8%
Aethon United BR LP/Aethon United Finance Corp.
7.50%, 10/01/2029 (A)	3,827,000	3,970,353
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Civitas Resources, Inc.
8.63%, 11/01/2030 (A)	$ 210,000	$ 217,107
8.75%, 07/01/2031 (A)	5,685,000	5,844,490
9.63%, 06/15/2033 (A)	512,000	549,294
Comstock Resources, Inc.
5.88%, 01/15/2030 (A)	6,941,000	6,605,812
Crescent Energy Finance LLC
8.38%, 01/15/2034 (A)	2,266,000	2,216,307
Genesis Energy LP/Genesis Energy Finance Corp.
8.00%, 05/15/2033	3,309,000	3,417,568
8.88%, 04/15/2030	1,755,000	1,849,659
Harvest Midstream I LP
7.50%, 05/15/2032 (A)	6,422,000	6,655,305
Hess Midstream Operations LP
6.50%, 06/01/2029 (A)	4,327,000	4,483,650
Hilcorp Energy I LP/Hilcorp Finance Co.
7.25%, 02/15/2035 (A)	4,959,000	4,776,902
Occidental Petroleum Corp.
6.45%, 09/15/2036	6,446,000	6,843,022
6.60%, 03/15/2046	2,418,000	2,530,214
7.15%, 05/15/2028	1,546,000	1,647,835
PBF Holding Co. LLC/PBF Finance Corp.
7.88%, 09/15/2030 (A)(B)	1,971,000	1,979,927
9.88%, 03/15/2030 (A)(B)	1,670,000	1,770,427
Permian Resources Operating LLC
6.25%, 02/01/2033 (A)	2,044,000	2,079,629
7.00%, 01/15/2032 (A)	4,039,000	4,190,273
SM Energy Co.
6.63%, 01/15/2027	2,865,000	2,866,851
7.00%, 08/01/2032 (A)	3,381,000	3,307,515
Summit Midstream Holdings LLC
8.63%, 10/31/2029 (A)	4,671,000	4,751,673
Venture Global LNG, Inc.
9.50%, 02/01/2029 (A)	4,081,000	4,392,229
9.88%, 02/01/2032 (A)	6,042,000	6,453,774
Venture Global Plaquemines LNG LLC
7.75%, 05/01/2035 (A)	1,123,000	1,267,208
Vital Energy, Inc.
9.75%, 10/15/2030	6,018,000	6,187,491
		90,854,515
Paper & Forest Products - 1.0%
Magnera Corp.
7.25%, 11/15/2031 (A)	10,075,000	8,699,309
Pharmaceuticals - 2.3%
1261229 BC Ltd.
10.00%, 04/15/2032 (A)	1,939,000	2,026,855
Bausch Health Cos., Inc.
7.00%, 01/15/2028 (A)(B)	1,761,000	1,618,993
11.00%, 09/30/2028 (A)(B)	3,003,000	3,147,865
CVS Health Corp.
Fixed until 09/10/2034, 6.75% (D), 12/10/2054	1,623,000	1,686,667
Fixed until 12/10/2029, 7.00% (D), 03/10/2055	6,953,000	7,305,385
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Organon & Co./Organon Foreign Debt Co- Issuer BV
5.13%, 04/30/2031 (A)	$ 2,832,000	$ 2,170,832
6.75%, 05/15/2034 (A)(B)	1,266,000	1,134,241
		19,090,838
Real Estate Management & Development - 0.6%
Cushman & Wakefield U.S. Borrower LLC
6.75%, 05/15/2028 (A)	2,648,000	2,669,059
8.88%, 09/01/2031 (A)	1,905,000	2,040,675
		4,709,734
Semiconductors & Semiconductor Equipment - 0.8%
Kioxia Holdings Corp.
6.25%, 07/24/2030 (A)	1,320,000	1,362,876
6.63%, 07/24/2033 (A)	4,919,000	5,131,050
		6,493,926
Textiles, Apparel & Luxury Goods - 0.5%
William Carter Co.
7.38%, 02/15/2031 (A)(G)	4,264,000	4,243,442
Total Corporate Debt Securities (Cost $744,161,018)		743,465,080
LOAN ASSIGNMENTS - 8.1%
Automobile Components - 0.7%
Clarios Global LP Term Loan B, 1-Month Term SOFR + 2.50%, 6.46% (D), 05/06/2030	5,719,852	5,712,702
Commercial Services & Supplies - 2.4%
Garda World Security Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 7.05% (D), 02/01/2029	6,052,352	6,044,786
Madison IAQ LLC Term Loan, 6-Month Term SOFR + 2.50%, 6.70% (D), 06/21/2028	4,937,575	4,943,308
Mavis Tire Express Services Corp. Repriced Term Loan, 3-Month Term SOFR + 3.00%, 7.20% (D), 05/04/2028	4,975,000	4,982,771
WW International, Inc. Takeback Term Loan, 3-Month Term SOFR + 6.80%, 10.80% (D), 06/24/2030	5,180,765	4,584,976
		20,555,841
Containers & Packaging - 0.4%
Clydesdale Acquisition Holdings, Inc. Term Loan B, 1-Month Term SOFR + 3.18%, 7.14% (D), 04/13/2029 (G)	2,977,157	2,975,091
	Principal	Value
LOAN ASSIGNMENTS (continued)
Financial Services - 0.7%
Trinseo Luxco Finance SPV SARL
Term Loan A, 3-Month Term SOFR + 8.50%, 12.41% (D), 05/03/2028	$ 737,649	$ 710,909
Term Loan B, 3-Month Term SOFR + 8.50%, 12.40% (D), 05/03/2028	5,428,708	5,265,847
		5,976,756
Hotels, Restaurants & Leisure - 0.6%
Caesars Entertainment, Inc. Term Loan B1, 1-Month Term SOFR + 2.25%, 6.21% (D), 02/06/2031	5,097,375	5,046,401
IT Services - 0.3%
Sandisk Corp. Term Loan B, 3-Month Term SOFR + 3.00%, 6.86% (D), 02/20/2032	2,432,500	2,432,500
Machinery - 0.5%
GrafTech Finance, Inc.
Delayed Draw Term Loan, 3.75% (D), 12/21/2029	1,532,211	1,555,194
Term Loan, 3-Month Term SOFR + 6.00%, 9.86% (D), 12/21/2029	2,681,368	2,721,589
		4,276,783
Media - 0.8%
Clear Channel Outdoor Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.00%, 8.08% (D), 08/23/2028	5,260,000	5,262,194
Ziggo Financing Partnership Term Loan I, 6-Month Term SOFR + 2.50%, 6.71% (D), 04/30/2028	1,518,898	1,516,407
		6,778,601
Software - 1.7%
Rackspace Finance LLC
1st Lien Term Loan, 1-Month Term SOFR + 2.75%, 6.91% (D), 05/15/2028	6,457,184	2,865,376
1st Lien Term Loan, 1-Month Term SOFR + 6.25%, 10.41% (D), 05/15/2028	1,470,484	1,486,108

UKG, Inc. Term Loan B, 3-Month Term SOFR + 2.50%, 6.34% (D), 02/10/2031	10,026,611	10,018,639
		14,370,123
Total Loan Assignments (Cost $70,261,384)		68,124,798
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025

	Shares	Value
COMMON STOCKS - 0.7%
Diversified Consumer Services - 0.4%
WW International, Inc. (F)	83,443	$ 2,905,485
Oil, Gas & Consumable Fuels - 0.0%
Ultra Resources, Inc. (F)(I)(J)(L)	3,226	0
Passenger Airlines - 0.0% *
ASG WT Corp. (F)(I)(J)	1,265	81,408
Software - 0.3%
Avaya Holdings Corp. (F)(I)(J)(M)	233,572	2,452,506
Total Common Stocks (Cost $2,827,033)		5,439,399
OTHER INVESTMENT COMPANY - 6.2%
Securities Lending Collateral - 6.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (N)	52,199,345	52,199,345
Total Other Investment Company (Cost $52,199,345)		52,199,345

Principal	Value
REPURCHASE AGREEMENT - 2.5%
Fixed Income Clearing Corp.,
1.50% (N), dated 10/31/2025, to be
repurchased at $20,999,689 on 11/03/2025.
Collateralized by a U.S. Government
Obligation, 4.13%, due 10/31/2026, and
with a value of $21,417,114.
$ 20,997,064	$ 20,997,064
Total Repurchase Agreement (Cost $20,997,064)	20,997,064
Total Investments (Cost $890,445,844)	890,225,686
Net Other Assets (Liabilities) - (6.1)%	(51,050,263)
Net Assets - 100.0%	$ 839,175,423
INVESTMENT VALUATION:

Valuation Inputs (O)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$743,464,887	$193	$743,465,080
Loan Assignments	—	68,124,798	—	68,124,798
Common Stocks	2,905,485	—	2,533,914	5,439,399
Other Investment Company	52,199,345	—	—	52,199,345
Repurchase Agreement	—	20,997,064	—	20,997,064
Total Investments	$55,104,830	$832,586,749	$2,534,107	$890,225,686

Transfers
Investments	Transfer from Level 1 to Level 3	Transfer from Level 3 to Level 1	Transfer from Level 2 to Level 3	Transfer from Level 3 to Level 2
Common Stocks(M)	$—	$—	$2,452,506	$—
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $637,495,521, representing 76.0% of the
Fund's net assets.

(B)
All or a portion of the security is on loan. The total value of the securities on loan is $53,047,658, collateralized by cash collateral of $52,199,345 and non-cash collateral, such as U.S. government securities of $1,962,865. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Perpetual maturity. The date displayed is the next call date.
(D)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(E)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2025, the value of this security is $2,074,231, representing 0.2% of the Fund's net assets.

(F)	Non-income producing security.
(G)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(H)	Restricted security. At October 31, 2025, the total value of such securities held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.13%, 08/15/2026	04/26/2024 - 04/17/2025	$5,088,215	$5,517,240	0.7%

(I)
Security is Level 3 of the fair value hierarchy and is valued based on unobservable inputs (see note 3). At October 31, 2025, the total value of the securities is $2,534,107, representing less than 0.3% of the Fund’s net assets.

(J)	Fair valued as determined in good faith in accordance with TAM's procedures. At October 31, 2025, the total value of the securities is $2,534,107, representing 0.3% of the Fund’s net assets.
(K)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(L)	Security deemed worthless.
(M)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.
(N)	Rate disclosed reflects the yield at October 31, 2025.
(O)
The Fund recognized transfers in and out of Level 3 as of October 31, 2025. Please reference the Investment Valuation section of the Notes to Financial
Statements for more information regarding investment valuation and pricing inputs.

(P)	Level 3 security was not considered significant to the Fund.
PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $869,448,780) (including securities loaned of $53,047,658)	$869,228,622
Repurchase agreement, at value (cost $20,997,064)	20,997,064
Cash	59,100
Receivables and other assets:
Net income from securities lending	43,600
Shares of beneficial interest sold	41,270
Interest	13,076,802
Total assets	903,446,458
Liabilities:
Cash collateral received upon return of:
Securities on loan	52,199,345
Payables and other liabilities:
Investments purchased	1,532,210
When-issued, delayed-delivery, forward and TBA commitments purchased	9,515,000
Dividends and/or distributions	21,769
Shares of beneficial interest redeemed	454,343
Investment management fees	391,327
Distribution and service fees	27,532
Transfer agent fees	24,560
Trustee and CCO fees	284
Audit and tax fees	26,630
Custody fees	20,001
Legal fees	15,520
Printing and shareholder reports fees	10,010
Registration fees	6,385
Other accrued expenses	26,119
Total liabilities	64,271,035
Net assets	$839,175,423
Net assets consist of:
Paid-in capital	$1,030,484,064
Total distributable earnings (accumulated losses)	(191,308,641)
Net assets	$839,175,423
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2025
Net assets by class:
Class A	$64,739,321
Class C	6,217,694
Class I	86,774,500
Class I2	469,525,647
Class I3	109,128,242
Class R	10,803,333
Class R4	13,417,986
Class R6	78,568,700
Shares outstanding (unlimited shares, no par value):
Class A	7,951,696
Class C	764,334
Class I	10,558,220
Class I2	56,856,035
Class I3	13,220,399
Class R	1,308,337
Class R4	1,624,074
Class R6	9,517,182
Net asset value per share: (A)
Class A	$8.14
Class C	8.13
Class I	8.22
Class I2	8.26
Class I3	8.25
Class R	8.26
Class R4	8.26
Class R6	8.26
Maximum offering price per share: (B)
Class A	$8.55

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Interest income	$89,522,430
Net income from securities lending	1,122,829
Total investment income	90,645,259
Expenses:
Investment management fees	6,622,716
Distribution and service fees:
Class A	170,192
Class C	67,925
Class R	58,705
Class R4	45,109
Transfer agent fees:
Class A	130,549
Class C	7,490
Class I	104,108
Class I2	59,707
Class I3	8,622
Class R	233
Class R4	1,353
Class R6	6,019
Trustee and CCO fees	50,617
Audit and tax fees	55,092
Custody fees	109,913
Legal fees	90,484
Printing and shareholder reports fees	55,927
Registration fees	133,778
Other	74,535
Total expenses before waiver and/or reimbursement and recapture	7,853,074
Expenses waived and/or reimbursed:
Class A	(15,082)
Class I	(86,298)
Class R	(976)
Class R4	(2,148)
Recapture of previously waived and/or reimbursed fees:
Class A	10,486
Class R	464
Class R4	496
Net expenses	7,760,016
Net investment income (loss)	82,885,243
Net realized gain (loss) on:
Investments	(12,481,109)
Net change in unrealized appreciation (depreciation) on:
Investments	17,040,712
Net realized and change in unrealized gain (loss)	4,559,603
Net increase (decrease) in net assets resulting from operations	$87,444,846
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$82,885,243	$91,788,651
Net realized gain (loss)	(12,481,109)	(70,860,809)
Net change in unrealized appreciation (depreciation)	17,040,712	189,770,702
Net increase (decrease) in net assets resulting from operations	87,444,846	210,698,544
Dividends and/or distributions to shareholders:
Class A	(4,458,372)	(3,572,159)
Class C	(400,057)	(394,271)
Class I	(6,935,600)	(14,301,148)
Class I2	(55,783,477)	(54,793,040)
Class I3	(8,017,138)	(9,420,819)
Class R	(759,011)	(1,029,905)
Class R4	(1,212,457)	(2,366,346)
Class R6	(5,628,739)	(4,636,762)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(83,194,851)	(90,514,450)
Capital share transactions:
Proceeds from shares sold:
Class A	116,572,659	100,852,627
Class C	1,268,487	2,549,117
Class I	111,015,414	106,771,133
Class I2	8,081,071	61,489,840
Class I3	13,113,489	12,981,685
Class R	1,315,130	2,036,002
Class R4	2,181,101	5,873,914
Class R6	29,721,205	20,821,572
	283,268,556	313,375,890
Dividends and/or distributions reinvested:
Class A	4,217,560	3,325,158
Class C	391,621	387,089
Class I	6,902,249	14,269,063
Class I2	55,782,869	54,793,040
Class I3	8,017,138	9,420,819
Class R	754,845	1,029,905
Class R4	1,212,457	2,366,346
Class R6	5,626,119	4,635,615
	82,904,858	90,227,035
Cost of shares redeemed:
Class A	(119,178,779)	(105,252,896)
Class C	(2,179,468)	(1,487,991)
Class I	(146,590,195)	(562,167,374)
Class I2	(476,265,021)	(59,956,019)
Class I3	(63,293,190)	(23,733,330)
Class R	(8,804,768)	(2,954,528)
Class R4	(19,338,017)	(20,103,620)
Class R6	(33,142,116)	(20,253,832)
	(868,791,554)	(795,909,590)
Automatic conversions:
Class A	996,803	883,285
Class C	(996,803)	(883,285)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(502,618,140)	(392,306,665)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	—	930 (A)
Class C	—	184 (A)
	—	1,114
Net increase (decrease) in net assets	(498,368,145)	(272,121,457)
Net assets:
Beginning of year	1,337,543,568	1,609,665,025
End of year	$839,175,423	$1,337,543,568
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	14,458,841	12,627,701
Class C	156,987	323,430
Class I	13,735,528	13,292,494
Class I2	988,051	7,685,933
Class I3	1,593,093	1,602,944
Class R	160,632	252,976
Class R4	265,573	728,645
Class R6	3,630,201	2,578,647
	34,988,906	39,092,770
Shares reinvested:
Class A	521,877	416,950
Class C	48,517	48,587
Class I	845,224	1,776,960
Class I2	6,812,145	6,777,237
Class I3	978,587	1,165,470
Class R	92,069	127,415
Class R4	147,820	292,765
Class R6	687,124	573,380
	10,133,363	11,178,764
Shares redeemed:
Class A	(14,766,791)	(13,181,687)
Class C	(270,525)	(188,020)
Class I	(18,223,573)	(70,180,731)
Class I2	(57,928,499)	(7,414,651)
Class I3	(7,701,715)	(2,946,487)
Class R	(1,075,406)	(366,272)
Class R4	(2,348,863)	(2,474,893)
Class R6	(4,058,881)	(2,507,182)
	(106,374,253)	(99,259,923)
Automatic conversions:
Class A	123,657	110,656
Class C	(123,760)	(110,812)
	(103)	(156)
Net increase (decrease) in shares outstanding:
Class A	337,584	(26,380)
Class C	(188,781)	73,185
Class I	(3,642,821)	(55,111,277)
Class I2	(50,128,303)	7,048,519
Class I3	(5,130,035)	(178,073)
Class R	(822,705)	14,119
Class R4	(1,935,470)	(1,453,483)
Class R6	258,444	644,845
	(61,252,087)	(48,988,545)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.10	$7.50	$7.68	$9.13	$8.56
Investment operations:
Net investment income (loss) (A)	0.53	0.48	0.41	0.39	0.37
Net realized and unrealized gain (loss)	0.04	0.59	(0.17)	(1.44)	0.58
Total investment operations	0.57	1.07	0.24	(1.05)	0.95
Contributions from affiliate	—	0.00 (B)(C)	—	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.47)	(0.42)	(0.40)	(0.38)
Net asset value, end of year	$8.14	$8.10	$7.50	$7.68	$9.13
Total return (E)	7.27%	14.56%(C)	3.10%	(11.74)%(D)	11.38%
Ratio and supplemental data:
Net assets end of year (000’s)	$64,739	$61,651	$57,317	$62,992	$85,643
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.03%	1.02%	1.00%	0.98%
Including waiver and/or reimbursement and recapture	1.04%(F)(G)	1.03%	1.02%(G)	1.00%(G)	1.00%
Net investment income (loss) to average net assets	6.52%	5.99%	5.32%	4.64%	4.09%
Portfolio turnover rate	42%	56%	19%	22%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	TAM has contractually agreed to reimburse 0.01% of the transfer agency fees through March 1, 2026. These amounts are not subject to recapture by TAM.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.09	$7.49	$7.65	$9.10	$8.52
Investment operations:
Net investment income (loss) (A)	0.47	0.42	0.36	0.33	0.30
Net realized and unrealized gain (loss)	0.05	0.60	(0.16)	(1.44)	0.59
Total investment operations	0.52	1.02	0.20	(1.11)	0.89
Contributions from affiliate	—	0.00 (B)(C)	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.42)	(0.36)	(0.34)	(0.31)
Net asset value, end of year	$8.13	$8.09	$7.49	$7.65	$9.10
Total return (D)	6.57%	13.83%(C)	2.64%	(12.42)%	10.58%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,218	$7,711	$6,593	$8,914	$14,407
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.71%	1.72%	1.74%	1.72%	1.71%
Including waiver and/or reimbursement and recapture	1.71%	1.72%	1.74%(E)	1.72%	1.71%
Net investment income (loss) to average net assets	5.87%	5.35%	4.61%	3.91%	3.37%
Portfolio turnover rate	42%	56%	19%	22%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.18	$7.58	$7.74	$9.21	$8.63
Investment operations:
Net investment income (loss) (A)	0.56	0.50	0.45	0.43	0.41
Net realized and unrealized gain (loss)	0.04	0.61	(0.15)	(1.46)	0.59
Total investment operations	0.60	1.11	0.30	(1.03)	1.00
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.51)	(0.46)	(0.44)	(0.42)
Net asset value, end of year	$8.22	$8.18	$7.58	$7.74	$9.21
Total return	7.66%	14.98%	3.83%	(11.44)%(B)	11.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$86,774	$116,219	$525,490	$562,580	$841,173
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.70%	0.70%	0.70%	0.68%
Including waiver and/or reimbursement and recapture	0.62%(D)	0.62%(D)	0.61%(D)	0.61%(D)(E)	0.60%(E)
Net investment income (loss) to average net assets	6.92%	6.27%	5.75%	5.02%	4.44%
Portfolio turnover rate	42%	56%	19%	22%	37%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(C)	Rounds to less than $0.01 or $(0.01).
(D)	TAM has contractually agreed to reimburse 0.085% of the transfer agency fees through March 1, 2026. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.21	$7.60	$7.76	$9.23	$8.64
Investment operations:
Net investment income (loss) (A)	0.57	0.52	0.46	0.43	0.41
Net realized and unrealized gain (loss)	0.05	0.61	(0.16)	(1.46)	0.60
Total investment operations	0.62	1.13	0.30	(1.03)	1.01
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.57)	(0.52)	(0.46)	(0.44)	(0.42)
Net asset value, end of year	$8.26	$8.21	$7.60	$7.76	$9.23
Total return	7.87%	15.11%	3.85%	(11.42)%	11.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$469,526	$878,559	$759,753	$251,872	$931,699
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.61%	0.60%	0.60%	0.58%
Including waiver and/or reimbursement and recapture	0.61%	0.61%	0.60%	0.60%	0.58%
Net investment income (loss) to average net assets	6.98%	6.47%	5.92%	4.90%	4.49%
Portfolio turnover rate	42%	56%	19%	22%	37%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.21	$7.60	$7.76	$9.23	$8.64
Investment operations:
Net investment income (loss) (A)	0.57	0.52	0.45	0.43	0.41
Net realized and unrealized gain (loss)	0.04	0.60	(0.15)	(1.46)	0.60
Total investment operations	0.61	1.12	0.30	(1.03)	1.01
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.57)	(0.51)	(0.46)	(0.44)	(0.42)
Net asset value, end of year	$8.25	$8.21	$7.60	$7.76	$9.23
Total return	7.75%	15.11%	3.85%	(11.42)%	11.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$109,128	$150,644	$140,818	$154,394	$222,760
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.61%	0.60%	0.60%	0.58%
Including waiver and/or reimbursement and recapture	0.61%	0.61%	0.60%	0.60%	0.60%
Net investment income (loss) to average net assets	6.96%	6.46%	5.76%	5.04%	4.48%
Portfolio turnover rate	42%	56%	19%	22%	37%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.21	$7.60	$7.76	$9.23	$8.64
Investment operations:
Net investment income (loss) (A)	0.53	0.48	0.41	0.39	0.37
Net realized and unrealized gain (loss)	0.05	0.61	(0.15)	(1.46)	0.60
Total investment operations	0.58	1.09	0.26	(1.07)	0.97
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.53)	(0.48)	(0.42)	(0.40)	(0.38)
Net asset value, end of year	$8.26	$8.21	$7.60	$7.76	$9.23
Total return	7.35%	14.55%	3.33%	(11.86)%	11.29%
Ratio and supplemental data:
Net assets end of year (000’s)	$10,803	$17,495	$16,090	$17,663	$24,423
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	1.09%	1.12%
Including waiver and/or reimbursement and recapture	1.10%(B)	1.10%(B)	1.10%(B)	1.10%	1.10%
Net investment income (loss) to average net assets	6.46%	5.97%	5.26%	4.55%	3.98%
Portfolio turnover rate	42%	56%	19%	22%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.22	$7.61	$7.77	$9.22	$8.64
Investment operations:
Net investment income (loss) (A)	0.55	0.50	0.43	0.41	0.38
Net realized and unrealized gain (loss)	0.04	0.61	(0.15)	(1.46)	0.59
Total investment operations	0.59	1.11	0.28	(1.05)	0.97
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.55)	(0.50)	(0.44)	(0.40)	(0.39)
Net asset value, end of year	$8.26	$8.22	$7.61	$7.77	$9.22
Total return	7.49%	14.82%	3.59%	(11.58)%	11.35%
Ratio and supplemental data:
Net assets end of year (000’s)	$13,418	$29,254	$38,138	$48,173	$66,337
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%	0.85%	0.85%	0.83%
Including waiver and/or reimbursement and recapture	0.85%	0.85%	0.85% (B)	0.85%(B)	0.85%
Net investment income (loss) to average net assets	6.71%	6.21%	5.52%	4.81%	4.20%
Portfolio turnover rate	42%	56%	19%	22%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.21	$7.60	$7.76	$9.23	$8.64
Investment operations:
Net investment income (loss) (A)	0.57	0.52	0.45	0.43	0.41
Net realized and unrealized gain (loss)	0.05	0.60	(0.15)	(1.46)	0.60
Total investment operations	0.62	1.12	0.30	(1.03)	1.01
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.57)	(0.51)	(0.46)	(0.44)	(0.42)
Net asset value, end of year	$8.26	$8.21	$7.60	$7.76	$9.23
Total return	7.88%	15.11%	3.85%	(11.41)%	11.87%
Ratio and supplemental data:
Net assets end of year (000’s)	$78,569	$76,011	$65,466	$59,709	$61,417
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.61%	0.61%	0.60%	0.60%	0.58%
Including waiver and/or reimbursement and recapture	0.61%	0.61%	0.60%	0.60%	0.58%
Net investment income (loss) to average net assets	6.99%	6.47%	5.78%	5.07%	4.48%
Portfolio turnover rate	42%	56%	19%	22%	37%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica High Yield Bond (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.
The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.
The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.
The Fund held no unfunded loan participations at October 31, 2025. Open funded loan participations and assignments at October 31, 2025, if any, are included within the Schedule of Investments.
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2025, if any, are identified within the Schedule of Investments.
Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at October 31, 2025, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$52,199,345	$—	$—	$—	$52,199,345
Total Borrowings	$52,199,345	$—	$—	$—	$52,199,345
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Distressed or defaulted securities risk: Investments in defaulted securities and obligations of distressed issuers, including securities that are, or may be, involved in reorganizations or other financial restructurings, either out of court or in bankruptcy, involve substantial risks in addition to the risks of investing in high-yield debt securities. These securities are considered speculative with respect to the issuers’ continuing ability to make principal and interest payments. The Fund may incur costs to protect its investment, and the Fund could lose its entire investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, AUIM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, AUIM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$640,710,435	76.35%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.05%	March 1, 2026
Class C	1.77	March 1, 2026
Class I	0.75	March 1, 2026
Class I2, Class I3, Class R6	0.65	March 1, 2026
Class R	1.10	March 1, 2026
Class R4	0.85	March 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class R	$1,470	$1,589	$976	$4,035
Class R4	4,641	4,838	2,148	11,627
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
On three occasions during the year ended October 31, 2022, TCL, the Fund's distributor/principal underwriter, returned to Class A certain 12b-1 fees retained by TCL during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, LLC” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$38,934	$—
Class C	—	897
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
TAM has contractually agreed to reimburse 0.01% of the transfer agency fees on Class A shares through March 1, 2026.
TAM has contractually agreed to reimburse 0.085% of the transfer agency fees on Class I shares through March 1, 2026.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$315,105	$24,062
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$484,084,009	$—	$988,386,901	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$9,159	$(9,159)
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$892,071,435	$21,917,214	$(23,762,963)	$(1,845,749)
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$8,103,705	$182,855,191
During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$83,194,851	$—	$—	$—	$90,514,450	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$840,367	$—	$—	$(190,958,896)	$—	$655,637	$(1,845,749)
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica High Yield Bond
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica High Yield Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica High Yield Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1- and 10-year periods and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886794 TA HYB 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica High Yield Muni
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 95.3%
Alabama - 1.3%
Alabama State University, Revenue Bonds,
BAM,
5.00%, 09/01/2040	$ 720,000	$ 756,172
Chilton County Health Care Authority, Revenue Bonds,
Series A,
4.00%, 11/01/2045	30,000	29,069
City of Bessemer Water, Revenue Bonds,
AG,
5.00%, 01/01/2055	500,000	503,604
City of Guin, General Obligation Unlimited,
Series B, BAM,
4.13%, 06/01/2035	210,000	221,586
County of Perry, General Obligation Unlimited,
Series B,
7.38%, 12/01/2030	210,000	210,386
Jacksonville Public Educational Building Authority, Revenue Bonds,
Series A, BAM,
5.25%, 08/01/2049	175,000	182,509
		1,903,326
Arizona - 2.8%
Arizona Industrial Development Authority, Revenue Bonds,
5.00%, 07/01/2055 (A)	170,000	146,928
Series A,
5.00%, 07/01/2045	900,000	908,306
Series B,
5.00%, 07/01/2028 - 07/01/2033	105,000	105,832
Industrial Development Authority of the City of Phoenix Arizona, Revenue Bonds,
4.63%, 07/01/2026 (A)	130,000	129,232
Series A,
5.00%, 07/01/2041	35,000	34,781
Maricopa County Industrial Development Authority, Revenue Bonds,
5.00%, 07/01/2036	110,000	110,155
Series A,
5.00%, 09/01/2042	1,250,000	1,277,084
Tempe Industrial Development Authority, Revenue Bonds,
5.00%, 12/01/2050 - 12/01/2054	425,000	382,000
Series A,
4.00%, 12/01/2038	25,000	23,522
5.63%, 12/01/2060	1,000,000	1,001,684
		4,119,524
California - 2.9%
Antelope Valley Community College District, General Obligation Unlimited,
Series D,
Zero Coupon, 08/01/2038	775,000	473,323
California Infrastructure & Economic Development Bank, Revenue Bonds,
Series A, Fixed until 01/01/2035,
9.50% (B), 01/01/2065 (A)	2,000,000	1,600,000
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Infrastructure & Economic Development Bank, Revenue Bonds, (continued)
Series A-1,
5.00%, 01/01/2056 (A)	$ 130,000	$ 112,196
California Municipal Finance Authority, Revenue Bonds,
4.00%, 10/01/2046	25,000	22,637
5.50%, 06/01/2054 (A)	850,000	793,106
Series A,
4.00%, 10/01/2044	250,000	230,666
California Public Finance Authority, Revenue Bonds,
Series A,
5.00%, 06/15/2049 (A)	225,000	208,750
California School Finance Authority, Revenue Bonds,
Series A,
5.88%, 06/01/2053 (A)	700,000	701,160
California Statewide Communities Development Authority, Revenue Bonds,
Series A,
5.25%, 12/01/2034 - 12/01/2044	115,000	115,013
California Statewide Financing Authority, Revenue Bonds,
Series B,
6.00%, 05/01/2037	30,000	30,631
		4,287,482
Colorado - 16.5%
Access 25 Metropolitan District No. 2, General Obligation Limited,
6.75%, 12/01/2053 (A)	1,000,000	1,036,184
Aerotropolis Regional Transportation Authority, Revenue Bonds,
5.75%, 12/01/2054 (A)	1,000,000	1,009,860
Brighton Crossing Metropolitan District No. 6, General Obligation Limited,
5.00%, 12/01/2035	525,000	531,741
Canyons Metropolitan District No. 5, General Obligation Limited,
Series B,
6.50%, 12/15/2054	1,000,000	1,005,464
Clear Creek Transit Metropolitan District No. 2, General Obligation Limited,
Series A,
5.00%, 12/01/2041 - 12/01/2050	1,000,000	775,365
Colorado Educational & Cultural Facilities Authority, Revenue Bonds,
4.00%, 09/01/2041	180,000	168,760
Series A,
4.00%, 07/01/2044	1,500,000	1,368,853
5.00%, 06/01/2045 - 06/01/2054	720,000	731,699
Colorado Health Facilities Authority, Revenue Bonds,
Series A,
5.25%, 05/15/2048	1,000,000	1,012,614
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Colorado International Center Metropolitan District No. 14, General Obligation Limited,
5.88%, 12/01/2046	$ 1,000,000	$ 1,000,609
Denver Health & Hospital Authority, Revenue Bonds,
Series A,
4.00%, 12/01/2037	25,000	24,509
5.25%, 12/01/2045	40,000	40,014
Denver International Business Center Metropolitan District No. 1, General Obligation Limited,
6.00%, 12/01/2048	500,000	502,591
Fiddlers Business Improvement District, General Obligation Unlimited,
5.55%, 12/01/2047 (A)	400,000	406,252
Glen Metropolitan District No. 1, General Obligation Limited,
BAM,
2.00%, 12/01/2030	125,000	113,137
Glen Metropolitan District No. 2, General Obligation Limited,
Series A, BAM,
2.00%, 12/01/2030	235,000	225,600
Gold Hill North Business Improvement District, General Obligation Limited,
Series A,
5.60%, 12/01/2054 (A)	500,000	493,013
Hogback Metropolitan District, General Obligation Limited,
Series A,
5.00%, 12/01/2051	1,000,000	947,185
Lafferty Canyon Metropolitan District, General Obligation Limited,
Series A,
5.63%, 12/01/2055	1,500,000	1,504,096
Mirabelle Metropolitan District No. 2, General Obligation Limited,
Series B,
6.13%, 12/15/2049	500,000	497,261
Palisade Metropolitan District No. 2, Revenue Bonds,
Series B,
0.00%, 12/15/2054 (A)	1,500,000	1,421,296
Peak Metropolitan District No. 1, General Obligation Limited,
Series A,
5.00%, 12/01/2051 (A)	1,150,000	980,700
Peak Metropolitan District No. 3, General Obligation Limited,
7.50%, 12/01/2052	500,000	507,115
St. Vrain Lakes Metropolitan District No. 4, General Obligation Limited,
Series A,
0.00%, 09/20/2054 (A)	2,000,000	1,403,145
Sterling Ranch Community Authority Board, Revenue Bonds,
Series B,
6.88%, 12/15/2055	1,000,000	1,009,409
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Transport Metropolitan District No. 3, General Obligation Limited,
Series A-1,
4.13%, 12/01/2031	$ 500,000	$ 463,579
5.00%, 12/01/2041	1,365,000	1,182,172
Verve Metropolitan District No. 1, General Obligation Limited,
6.75%, 12/01/2052	1,000,000	1,016,233
Series A,
0.00%, 12/01/2054	1,340,000	978,121
Village Metropolitan District, General Obligation Limited,
Series A,
5.75%, 12/01/2055	1,000,000	1,008,202
Westerly Metropolitan District No. 4, General Obligation Limited,
Series A,
5.00%, 12/01/2040	700,000	698,706
		24,063,485
Connecticut - 0.0% *
Connecticut State Health & Educational Facilities Authority, Revenue Bonds,
Series K,
4.00%, 07/01/2046	25,000	22,724
Delaware - 1.9%
Delaware State Economic Development Authority, Revenue Bonds,
Series A,
5.00%, 09/01/2046	550,000	550,725
Series B,
5.25%, 11/15/2053	1,500,000	1,507,009
Town of Bridgeville, Special Tax,
5.63%, 07/01/2053 (A)	745,000	758,247
		2,815,981
District of Columbia - 1.6%
District of Columbia, Revenue Bonds,
5.00%, 07/01/2049 - 07/01/2054	240,000	236,262
Series A,
5.00%, 07/01/2048	400,000	400,313
Series B,
5.00%, 07/01/2048	160,000	160,125
District of Columbia, Tax Allocation,
Series B,
0.00%, 06/01/2049 (A)(C)	2,500,000	1,530,514
		2,327,214
Florida - 7.0%
Capital Projects Finance Authority, Revenue Bonds,
6.63%, 06/15/2059 (A)	445,000	456,077
Capital Trust Agency, Inc., Revenue Bonds,
Series A,
5.00%, 01/01/2056 (A)	450,000	380,129
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
City of Pompano Beach, Revenue Bonds,
2.88%, 09/01/2026	$ 40,000	$ 39,637
3.25%, 09/01/2030	20,000	19,466
County of Lake, Revenue Bonds,
5.00%, 01/15/2039 - 01/15/2054 (A)	1,475,000	1,278,160
Florida Development Finance Corp., Revenue Bonds,
4.00%, 07/01/2045	215,000	185,525
5.13%, 06/01/2040 (A)	390,000	392,818
Series A,
4.00%, 06/01/2030 - 06/15/2042	920,000	872,080
5.00%, 06/15/2029 - 06/01/2040	845,000	793,080
6.00%, 06/15/2045 (A)	1,000,000	1,034,050
12.00% (B), 07/15/2059 (A)	750,000	352,500
Florida Housing Finance Corp., Revenue Bonds,
Series 1, GNMA, FNMA, FHLMC,
1.65%, 01/01/2033	255,000	220,396
2.00%, 07/01/2032	75,000	67,458
Miami-Dade County Expressway Authority, Revenue Bonds,
Series A,
5.00%, 07/01/2039	25,000	24,998
Orange County Health Facilities Authority, Revenue Bonds,
Series 2025-A,
5.00%, 10/01/2043	1,000,000	1,069,713
Palm Beach County Health Facilities Authority, Revenue Bonds,
5.00%, 11/15/2032	100,000	101,271
Series A,
5.00%, 11/01/2029 - 11/01/2036	160,000	170,742
Series A-2,
5.00%, 11/01/2039	25,000	26,059
Series B,
4.00%, 11/15/2041	500,000	466,834
5.00%, 11/15/2042	50,000	50,639
AG-CR,
5.00%, 11/01/2045	1,000,000	1,033,437
Pinellas County Educational Facilities Authority, Revenue Bonds,
Series A,
4.00%, 06/01/2046 (A)	500,000	381,759
5.00%, 06/01/2056 (A)	1,000,000	836,834
		10,253,662
Georgia - 4.8%
Atlanta Development Authority, Revenue Bonds,
Series A-1,
5.25%, 07/01/2044	1,000,000	1,000,332
Atlanta Development Authority, Tax Allocation,
Series A,
5.50%, 04/01/2039 (A)	750,000	770,533
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia (continued)
DeKalb County Development Authority, Revenue Bonds,
Series A,
5.00%, 06/01/2040 - 06/01/2055	$ 1,435,000	$ 1,407,177
Development Authority of Lagrange, Revenue Bonds,
5.00%, 10/15/2052	2,710,000	2,239,545
Savannah Convention Center Authority, Revenue Bonds,
Series C, AG,
5.50%, 06/01/2050	1,500,000	1,614,345
		7,031,932
Idaho - 1.9%
Idaho Health Facilities Authority, Revenue Bonds,
3.50%, 09/01/2033	125,000	114,405
Series A,
4.00%, 03/01/2041	750,000	725,901
Idaho Housing & Finance Association, Revenue Bonds,
Series A,
4.00%, 05/01/2035	165,000	165,184
6.00%, 07/01/2049 - 07/01/2054 (A)	1,725,000	1,732,875
		2,738,365
Illinois - 3.5%
Chicago O'Hare International Airport, Revenue Bonds,
Series C,
5.00%, 01/01/2037	500,000	501,028
City of Chicago, General Obligation Unlimited,
7.52%, 01/01/2040	135,000	151,146
Series E, BAM,
6.00%, 01/01/2043	1,000,000	1,122,143
Illinois Finance Authority, Revenue Bonds,
4.00%, 10/01/2050	15,000	13,104
Series A,
4.00%, 05/01/2040	100,000	94,802
5.00%, 11/01/2029 - 11/01/2031	85,000	86,092
Illinois State Toll Highway Authority, Revenue Bonds,
Series A,
5.00%, 01/01/2040	2,000,000	2,001,786
Northeastern Illinois University, Certificate of Participation,
BAM-TCRS,
3.75%, 10/01/2030	100,000	96,364
4.00%, 10/01/2038	430,000	386,501
Northern Illinois University, Revenue Bonds,
BAM,
4.00%, 10/01/2043	15,000	14,380
State of Illinois, General Obligation Unlimited,
6.63%, 02/01/2035	19,231	20,504
7.35%, 07/01/2035	14,285	15,768
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Oak Lawn, General Obligation Unlimited,
Series A,
3.35%, 12/01/2026	$ 290,000	$ 288,990
Village of Oak Park, General Obligation Unlimited,
Series A,
2.13%, 11/01/2038	315,000	244,443
		5,037,051
Indiana - 0.0% *
Indiana Finance Authority, Revenue Bonds,
Series B,
3.00%, 11/01/2030	35,000	33,861
Iowa - 0.7%
Iowa Finance Authority, Revenue Bonds,
5.88%, 10/01/2065	880,000	892,295
Lake Panorama Improvement Zone, Tax Allocation,
AG,
5.85%, 06/01/2038	105,000	114,193
		1,006,488
Kansas - 0.6%
Kansas Development Finance Authority, Revenue Bonds,
Series C-1, BAM-TCRS,
5.00%, 09/01/2041	500,000	537,262
University of Kansas Hospital Authority, Revenue Bonds,
5.00%, 09/01/2045	300,000	300,083
Wyandotte County-Kansas City Unified Government, Revenue Bonds,
NATL,
Zero Coupon, 12/01/2027	100,000	92,062
		929,407
Louisiana - 1.2%
Greater New Orleans Expressway Commission, Revenue Bonds,
AG,
5.00%, 11/01/2047	250,000	250,000
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds,
3.88%, 11/01/2045 (A)	1,155,000	1,000,948
Parish of St. James, Revenue Bonds,
Series 2,
6.35%, 07/01/2040 (A)	500,000	544,128
		1,795,076
Maryland - 0.1%
County of Baltimore, Revenue Bonds,
4.00%, 01/01/2034	15,000	15,268
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds,
Series A,
5.50%, 01/01/2046	$ 125,000	$ 126,414
		141,682
Massachusetts - 1.0%
Massachusetts Development Finance Agency, Revenue Bonds,
4.00%, 07/01/2041	15,000	14,110
5.00%, 10/01/2049	325,000	322,922
Series E,
4.00%, 07/01/2038	130,000	129,219
5.00%, 07/01/2036	100,000	100,545
Series G,
5.25%, 07/01/2048	25,000	25,070
Series H, AG,
5.25%, 10/01/2033	340,000	355,373
Series L,
4.00%, 07/01/2044	25,000	22,453
Series N, AG,
5.00%, 07/01/2050	500,000	519,669
		1,489,361
Michigan - 0.6%
City of Trenton, General Obligation Unlimited,
BAM,
5.00%, 04/01/2045	400,000	418,433
Michigan Tobacco Settlement Finance Authority, Revenue Bonds,
Series C,
Zero Coupon, 06/01/2058	17,500,000	442,482
		860,915
Minnesota - 1.7%
City of Apple Valley, Revenue Bonds,
Series A-2,
5.50%, 09/01/2055	600,000	605,697
5.63%, 09/01/2065	1,000,000	1,011,204
City of Woodbury, Revenue Bonds,
4.00%, 07/01/2056	315,000	224,538
County of Carlton, General Obligation Unlimited,
3.00%, 02/01/2027	20,000	20,005
County of Renville, General Obligation Unlimited,
Series B,
5.00%, 02/01/2029	25,000	25,604
Duluth Economic Development Authority, Revenue Bonds,
4.00%, 07/01/2041	635,000	532,219
		2,419,267
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Mississippi - 0.2%
Mississippi Development Bank, Revenue Bonds,
Series A,
3.25%, 03/01/2036	$ 315,000	$ 248,568
Missouri - 0.4%
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds,
Series A,
5.00%, 02/01/2029	100,000	102,234
5.25%, 02/01/2054	500,000	495,954
		598,188
Nebraska - 0.7%
City of Blair Water System, Revenue Bonds,
6.10%, 05/15/2027	1,000,000	1,000,517
Nevada - 0.3%
Carson City, Revenue Bonds,
Series A,
5.00%, 09/01/2037	55,000	55,899
State of Nevada Department of Business & Industry, Revenue Bonds,
Series 2025-A, Fixed until 01/01/2029,
9.50% (B), 01/01/2065 (A)	500,000	400,000
		455,899
New Hampshire - 2.2%
New Hampshire Business Finance Authority, Revenue Bonds,
Zero Coupon, 12/01/2031 (A)	2,500,000	1,748,427
5.75%, 08/01/2055	650,000	645,660
New Hampshire Health & Education Facilities Authority Act, Revenue Bonds,
5.00%, 10/01/2038	740,000	746,080
		3,140,167
New Jersey - 1.4%
Essex County Improvement Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2035 (D)(E)	500,000	225,000
5.13%, 12/01/2045 (D)(E)	30,000	13,500
New Jersey Economic Development Authority, Revenue Bonds,
5.00%, 11/01/2023 - 11/01/2045 (F)	570,000	584,012
Series A,
5.13%, 09/01/2052 (A)	$ 760,000	730,059
New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
Series A, AG,
5.00%, 07/01/2046	180,000	180,070
Passaic County Improvement Authority, Revenue Bonds,
5.00%, 07/01/2044	315,000	317,795
		2,050,436
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 1.5%
Brookhaven Local Development Corp., Revenue Bonds,
5.25%, 11/01/2029	$ 30,000	$ 30,533
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds,
Series A,
5.00%, 08/01/2052	190,000	179,977
Build NYC Resource Corp., Revenue Bonds,
Series A,
4.00%, 06/15/2056 (A)	350,000	264,452
City of Ithaca, General Obligation Limited,
3.00%, 02/15/2034	25,000	23,796
3.13%, 02/15/2045	20,000	14,698
Empire State Development Corp., Revenue Bonds,
Series A,
5.00%, 03/15/2034	175,000	175,231
Monroe County Industrial Development Corp., Revenue Bonds,
Series A,
4.00%, 12/01/2039	490,000	475,499
New York City Industrial Development Agency, Revenue Bonds,
FGIC, CPI-YoY + 0.89%,
3.81% (B), 03/01/2027	20,000	20,004
Oneida Indian Nation of New York, Revenue Bonds,
Series B,
6.00%, 09/01/2043 (A)	725,000	780,474
Village of Brewster, General Obligation Unlimited,
5.00%, 05/01/2033	50,000	54,122
Yonkers Economic Development Corp., Revenue Bonds,
Series A,
5.00%, 10/15/2054	215,000	195,603
		2,214,389
North Carolina - 0.7%
North Carolina Medical Care Commission, Revenue Bonds,
Series A,
4.00%, 01/01/2041	190,000	180,173
Series C,
3.00%, 10/01/2036	25,000	22,620
5.00%, 10/01/2031 - 10/01/2036	825,000	831,690
		1,034,483
North Dakota - 2.0%
City of Grand Forks, Revenue Bonds,
AG-CR,
4.00%, 12/01/2035 - 12/01/2037	1,230,000	1,224,479
4.00%, 12/01/2041 - 12/01/2051	195,000	170,347
Series A,
4.00%, 12/01/2047	395,000	345,525
5.00%, 12/01/2037	25,000	25,319
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Dakota (continued)
City of Grand Forks, Revenue Bonds, (continued)
Series A, AG,
5.00%, 12/01/2043 - 12/01/2048	$ 440,000	$ 453,376
City of Horace, General Obligation Unlimited,
Series C,
5.00%, 05/01/2050	750,000	750,401
		2,969,447
Ohio - 6.5%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds,
Series B-3, Class 2,
Zero Coupon, 06/01/2057	13,000,000	1,228,435
City of Cleveland, Revenue Bonds,
5.38%, 09/15/2027 (C)	20,000	20,000
City of Norwood, Tax Allocation,
5.00%, 12/01/2041	500,000	508,368
Columbus-Franklin County Finance Authority, Revenue Bonds,
Series 2019-E,
4.00%, 05/15/2049	740,000	689,743
County of Hamilton, Revenue Bonds,
5.00%, 01/01/2036	1,500,000	1,501,744
5.50%, 01/01/2040	400,000	428,704
County of Lucas, Revenue Bonds,
Series A, AG,
4.13%, 11/15/2042	100,000	98,013
Dayton-Montgomery County Port Authority, Revenue Bonds,
5.00%, 12/01/2054	545,000	544,420
Ohio Air Quality Development Authority, Revenue Bonds,
2.88%, 02/01/2026	145,000	144,649
Series A,
3.25%, 09/01/2029	20,000	19,698
State of Ohio, Revenue Bonds,
5.00%, 11/15/2034	35,000	37,067
Warren County Port Authority, Revenue Bonds,
Series A,
6.70%, 12/01/2056	600,000	656,821
6.75%, 12/01/2056	1,540,000	1,725,629
Series C,
3.00%, 12/01/2031	800,000	759,237
Series D-1,
3.00%, 12/01/2030	525,000	504,279
Series H,
4.00%, 12/01/2041	570,000	540,888
		9,407,695
Oklahoma - 0.1%
Delaware County Educational Facilities Authority, Revenue Bonds,
4.63%, 09/01/2036	120,000	122,568
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oklahoma (continued)
Oklahoma Development Finance Authority, Revenue Bonds,
Series B,
5.50%, 08/15/2057	$ 50,000	$ 50,093
		172,661
Oregon - 0.4%
Salem Hospital Facility Authority, Revenue Bonds,
4.00%, 05/15/2057	740,000	577,184
Pennsylvania - 3.2%
Allentown Neighborhood Improvement Zone Development Authority, Revenue Bonds,
Series A,
5.25%, 05/01/2042 (A)(C)	1,000,000	1,000,694
Berks County Industrial Development Authority, Revenue Bonds,
Series A,
5.00%, 05/15/2037	325,000	328,659
Cumberland County Municipal Authority, Revenue Bonds,
4.00%, 01/01/2033	10,000	9,875
5.00%, 01/01/2039 - 01/01/2045	520,000	488,324
Delaware County Vocational & Technical School Authority, Revenue Bonds,
BAM,
5.50%, 11/01/2050	315,000	334,238
Lancaster Industrial Development Authority, Revenue Bonds,
5.00%, 12/01/2044	85,000	84,302
Lancaster Municipal Authority, Revenue Bonds,
Series A,
5.00%, 05/01/2026	95,000	95,673
Montgomery County Industrial Development Authority, Revenue Bonds,
5.00%, 11/15/2036	100,000	101,010
Series A,
4.00%, 10/01/2041	150,000	136,785
Northampton County General Purpose Authority, Revenue Bonds,
Series A,
4.00%, 08/15/2040	100,000	97,283
Pennsylvania Economic Development Financing Authority, Revenue Bonds,
4.00%, 07/01/2046	2,000,000	1,739,191
4.13%, 12/31/2038	55,000	53,352
Series A,
4.00%, 10/15/2039	250,000	250,282
		4,719,668
Rhode Island - 0.4%
Rhode Island Health & Educational Building Corp., Revenue Bonds,
Series B, AG,
5.63%, 07/01/2065	600,000	622,977
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
South Carolina - 0.1%
South Carolina Jobs-Economic Development Authority, Revenue Bonds,
5.00%, 10/01/2026 (A)	$ 115,000	$ 115,022
Tennessee - 1.2%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds,
5.00%, 10/01/2035	90,000	90,031
Knox County Health Educational & Housing Facility Board, Revenue Bonds,
Series A-1, BAM,
5.50%, 07/01/2059	1,020,000	1,077,584
Series B-1, BAM,
5.00%, 07/01/2049	575,000	590,740
		1,758,355
Texas - 5.7%
City of Aubrey, Special Assessment,
BAM,
5.00%, 09/01/2045	55,000	56,545
City of Rowlett, Special Assessment,
4.13%, 09/15/2041 (A)	448,000	397,766
4.25%, 09/15/2051 (A)	514,000	431,130
East Downtown Redevelopment Authority, Tax Allocation,
AG,
3.00%, 09/01/2037	500,000	464,530
Fort Bend County Municipal Utility District No. 156, General Obligation Unlimited,
AG,
3.25%, 09/01/2036	495,000	461,262
Fort Bend County Municipal Utility District No. 174, General Obligation Unlimited,
AG,
4.00%, 09/01/2041	300,000	277,631
Harris County Municipal Utility District No. 165, General Obligation Unlimited,
3.10%, 03/01/2034	50,000	46,017
Harris County Municipal Utility District No. 319, General Obligation Unlimited,
BAM-TCRS,
4.50%, 09/01/2043	100,000	96,684
Harris County Municipal Utility District No. 358, General Obligation Unlimited,
5.00%, 11/01/2035	960,000	960,607
Harris County Municipal Utility District No. 531, General Obligation Unlimited,
BAM,
2.00%, 09/01/2036	30,000	23,740
Hidalgo County Regional Mobility Authority, Revenue Bonds,
Series A,
Zero Coupon, 12/01/2043	2,000,000	823,830
Lower Kirby Pearland Management District, General Obligation Unlimited,
3.00%, 09/01/2034	25,000	22,268
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds,
4.00%, 01/01/2029	245,000	244,050
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, (continued)
5.00%, 01/01/2047 - 01/01/2055	$ 1,000,000	$ 938,146
5.38%, 01/01/2055 (F)	1,000,000	987,040
Series A-1, AG,
4.00%, 07/01/2043	$ 25,000	23,523
Sands Consolidated Independent School District, General Obligation Unlimited,
BAM,
5.00%, 02/15/2043	600,000	630,507
Tarrant County Cultural Education Facilities Finance Corp., Revenue Bonds,
5.00%, 10/01/2049	500,000	494,748
Van Alstyne Economic Development Corp., Revenue Bonds,
4.00%, 08/15/2031	240,000	229,434
Verandah Municipal Utility District, General Obligation Unlimited,
AG,
75.00%, 09/01/2028	80,000	220,773
99.00%, 09/01/2026 - 09/01/2027	140,000	303,901
Williamson-Liberty Hill Municipal Utility District, General Obligation Unlimited,
Series A, AG,
2.38%, 09/01/2035	230,000	197,127
		8,331,259
U.S. Virgin Islands - 0.2%
Virgin Islands Public Finance Authority, Revenue Bonds,
Series C, AG-CR,
5.00%, 10/01/2042 (C)	210,000	210,581
Virgin Islands Water & Power Authority - Electric System, Revenue Bonds,
Series 2010-C, AG,
6.85%, 07/01/2035	60,000	65,094
		275,675
Utah - 3.9%
Downtown East Streetcar Sewer Public Infrastructure District, General Obligation Limited,
6.00%, 03/01/2053 (A)	1,500,000	1,503,682
Mida Mountain Village Public Infrastructure District, Tax Allocation,
Series 1,
5.13%, 06/15/2054 (A)	1,500,000	1,491,200
Series 2,
6.00%, 06/15/2054 (A)	1,500,000	1,543,928
Olympia Public Infrastructure District No. 1, General Obligation Limited,
Series A-1,
6.38%, 03/01/2055 (A)	1,000,000	1,030,769
Utah Charter School Finance Authority, Revenue Bonds,
4.00%, 10/15/2045 - 04/15/2047	55,000	48,515
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Utah (continued)
Utah Charter School Finance Authority, Revenue Bonds, (continued)
Series A,
4.00%, 10/15/2046	$ 120,000	$ 108,029
		5,726,123
Virginia - 1.1%
City of Chesapeake Expressway Toll Road, Revenue Bonds,
Series B,
4.75% (B), 07/15/2032	15,000	15,688
James City County Economic Development Authority, Revenue Bonds,
Series A,
6.88%, 12/01/2058	1,500,000	1,623,524
		1,639,212
Washington - 3.7%
King County Public Hospital District No. 4, Revenue Bonds,
Series A,
6.63%, 12/01/2045	500,000	503,459
7.00%, 12/01/2060	1,000,000	1,020,668
Washington Health Care Facilities Authority, Revenue Bonds,
Series A-1,
4.00%, 08/01/2044	230,000	207,485
Series B, BAM-TCRS,
4.00%, 08/15/2041	650,000	630,641
Washington State Housing Finance Commission, Revenue Bonds,
4.50%, 07/01/2055	840,000	777,164
5.00%, 07/01/2045	500,000	520,816
6.38%, 07/01/2063 (A)	1,245,000	1,348,951
Western Washington University, Revenue Bonds,
AG,
3.00%, 04/01/2038	500,000	452,111
		5,461,295
Wisconsin - 9.3%
Green Bay Housing Authority, Revenue Bonds,
2.00%, 04/01/2027 - 04/01/2029	70,000	66,546
Peshtigo School District, Revenue Bonds,
4.75%, 03/01/2027	250,000	250,266
Public Finance Authority, Revenue Bonds,
Zero Coupon, 12/15/2034 - 12/15/2037 (A)	2,500,000	1,391,101
5.00%, 12/15/2036 (A)	849,035	831,585
6.38%, 07/01/2043 (A)	230,000	238,892
6.63%, 07/01/2053 (A)	500,000	517,601
6.75%, 07/01/2058 (A)	520,000	540,054
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Public Finance Authority, Revenue Bonds, (continued)
Series 2025-A,
5.25%, 06/15/2045 - 06/15/2055	$ 1,000,000	$ 1,033,966
Series A,
4.00%, 07/01/2051	110,000	90,103
4.25%, 12/01/2051 (A)	1,500,000	1,179,750
5.25%, 06/15/2054	1,000,000	1,004,002
6.50%, 12/01/2055 (A)	1,000,000	1,015,280
6.75%, 06/01/2062 - 12/01/2065 (A)	2,650,000	2,668,792
Public Finance Authority, Tax Allocation,
5.00%, 08/01/2039	475,000	481,459
Wisconsin Health & Educational Facilities Authority, Revenue Bonds,
3.00%, 12/01/2031	100,000	85,929
4.00%, 12/01/2041 - 12/01/2056	985,000	682,514
5.75%, 08/15/2059	500,000	512,690
6.13%, 10/01/2059	945,000	979,228
		13,569,758
Total Municipal Government Obligations (Cost $144,334,529)		139,365,781
CORPORATE DEBT SECURITY - 0.1%
Commercial Services & Supplies - 0.1%
Wildflower Improvement Association
6.63%, 03/01/2031 (A)(C)	121,856	120,404
Total Corporate Debt Security (Cost $120,507)		120,404
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.7%
U.S. Treasury Bills 1.94% (G), 11/06/2025	4,000,000	3,998,731
Total Short-Term U.S. Government Obligation (Cost $3,997,773)		3,998,731
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 1.50% (G), dated 10/31/2025, to be repurchased at $2,279,099 on 11/03/2025. Collateralized by a U.S. Government Obligation, 4.13%, due 10/31/2026, and with a value of $2,324,585.	2,278,814	2,278,814
Total Repurchase Agreement (Cost $2,278,814)		2,278,814
Total Investments (Cost $150,731,623)		145,763,730
Net Other Assets (Liabilities) - 0.3%		382,934
Net Assets - 100.0%		$ 146,146,664
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENT VALUATION:

Valuation Inputs (H)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$139,365,781	$—	$139,365,781
Corporate Debt Security	—	120,404	—	120,404
Short-Term U.S. Government Obligation	—	3,998,731	—	3,998,731
Repurchase Agreement	—	2,278,814	—	2,278,814
Total Investments	$—	$145,763,730	$—	$145,763,730
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $43,181,407, representing 29.5% of the
Fund's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)	Restricted security. At October 31, 2025, the total value of such securities held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Allentown Neighborhood Improvement Zone Development Authority Revenue Bonds, Series A 5.25%, 05/01/2042	07/12/2024	$989,670	$1,000,694	0.7%
Municipal Government Obligations	City of Cleveland Revenue Bonds 5.38%, 09/15/2027	07/27/2015	20,062	20,000	0.0%*
Municipal Government Obligations	District of Columbia Tax Allocation, Series B Zero Coupon, 06/01/2049	05/01/2024	1,302,435	1,530,514	1.1
Municipal Government Obligations	Virgin Islands Public Finance Authority Revenue Bonds, Series C, AG-CR 5.00%, 10/01/2042	06/03/2024	210,010	210,581	0.1
Corporate Debt Securities	Wildflower Improvement Association 6.63%, 03/01/2031	12/10/2020	119,632	120,404	0.1
			$2,641,809	$2,882,193	2.0%

(D)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2025, the value of this security is $238,500, representing 0.2% of the Fund's net assets.

(E)	Non-income producing security.
(F)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(G)	Rate disclosed reflects the yield at October 31, 2025.
(H)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
CPI-YoY	Consumer Price Index- Year Over Year
CR	Custodial Receipts
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
MUNICIPAL INSURER ABBREVIATION(S):
AG	Assured Guaranty, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.
TCRS	Temporary Custodian Receipts
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $148,452,809)	$143,484,916
Repurchase agreement, at value (cost $2,278,814)	2,278,814
Receivables and other assets:
Net income from securities lending	25
Shares of beneficial interest sold	132,113
Interest	2,233,134
Total assets	148,129,002
Liabilities:
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	1,570,390
Dividends and/or distributions	6,215
Shares of beneficial interest redeemed	294,876
Investment management fees	51,339
Distribution and service fees	7,253
Transfer agent fees	9,941
Trustee and CCO fees	51
Audit and tax fees	25,703
Custody fees	5,229
Legal fees	1,434
Printing and shareholder reports fees	1,985
Other accrued expenses	7,922
Total liabilities	1,982,338
Net assets	$146,146,664
Net assets consist of:
Paid-in capital	$173,809,621
Total distributable earnings (accumulated losses)	(27,662,957)
Net assets	$146,146,664
Net assets by class:
Class A	$15,438,025
Class C	4,637,256
Class I	126,058,913
Class I2	12,470
Shares outstanding (unlimited shares, no par value):
Class A	1,476,364
Class C	443,141
Class I	12,081,142
Class I2	1,193
Net asset value per share: (A)
Class A	$10.46
Class C	10.46
Class I	10.43
Class I2	10.45
Maximum offering price per share: (B)
Class A	$10.81

(A)
Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Interest income	$6,394,415
Net income from securities lending	45
Total investment income	6,394,460
Expenses:
Investment management fees	655,611
Distribution and service fees:
Class A	39,312
Class C	51,260
Transfer agent fees:
Class A	8,541
Class C	3,833
Class I	104,573
Class I2	1
Trustee and CCO fees	5,255
Audit and tax fees	48,177
Custody fees	32,701
Legal fees	8,731
Printing and shareholder reports fees	9,263
Registration fees	77,526
Other	20,756
Total expenses before waiver and/or reimbursement and recapture	1,065,540
Expenses waived and/or reimbursed:
Class A	(17,393)
Class C	(13,903)
Class I	(49,830)
Recapture of previously waived and/or reimbursed fees:
Class A	1,736
Class C	61
Class I	299
Net expenses	986,510
Net investment income (loss)	5,407,950
Net realized gain (loss) on:
Investments	(2,095,987)
Net change in unrealized appreciation (depreciation) on:
Investments	1,092,584
Net realized and change in unrealized gain (loss)	(1,003,403)
Net increase (decrease) in net assets resulting from operations	$4,404,547
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$5,407,950	$4,897,763
Net realized gain (loss)	(2,095,987)	(1,556,719)
Net change in unrealized appreciation (depreciation)	1,092,584	13,146,682
Net increase (decrease) in net assets resulting from operations	4,404,547	16,487,726
Dividends and/or distributions to shareholders:
Class A	(686,113)	(649,051)
Class C	(192,227)	(255,479)
Class I	(4,530,926)	(3,993,352)
Class I2	(558)	(506)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,409,824)	(4,898,388)
Capital share transactions:
Proceeds from shares sold:
Class A	3,170,579	6,314,944
Class C	1,136,049	1,184,588
Class I	72,439,585	39,317,643
	76,746,213	46,817,175
Dividends and/or distributions reinvested:
Class A	640,418	605,689
Class C	190,835	254,483
Class I	4,518,306	3,988,425
Class I2	558	506
	5,350,117	4,849,103
Cost of shares redeemed:
Class A	(4,603,223)	(6,716,635)
Class C	(2,341,370)	(2,631,781)
Class I	(45,508,550)	(34,321,219)
	(52,453,143)	(43,669,635)
Automatic conversions:
Class A	374,411	1,599,737
Class C	(374,411)	(1,599,737)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	29,643,187	7,996,643
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	—	20 (A)
	—	20
Net increase (decrease) in net assets	28,637,910	19,586,001
Net assets:
Beginning of year	117,508,754	97,922,753
End of year	$146,146,664	$117,508,754
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	299,431	609,715
Class C	109,284	113,993
Class I	7,025,030	3,822,191
	7,433,745	4,545,899
Shares reinvested:
Class A	61,441	57,994
Class C	18,272	24,398
Class I	434,760	382,715
Class I2	54	48
	514,527	465,155
Shares redeemed:
Class A	(437,341)	(644,712)
Class C	(224,994)	(253,490)
Class I	(4,386,980)	(3,321,929)
	(5,049,315)	(4,220,131)
Automatic conversions:
Class A	35,927	153,524
Class C	(35,906)	(153,454)
	21	70
Net increase (decrease) in shares outstanding:
Class A	(40,542)	176,521
Class C	(133,344)	(268,553)
Class I	3,072,810	882,977
Class I2	54	48
	2,898,978	790,993

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$10.60	$9.51	$9.47	$12.36	$11.59
Investment operations:
Net investment income (loss) (A)	0.45	0.43	0.42	0.34	0.35
Net realized and unrealized gain (loss)	(0.14)	1.09	0.04	(2.86)	0.78
Total investment operations	0.31	1.52	0.46	(2.52)	1.13
Contributions from affiliate	—	0.00 (B)(C)	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.43)	(0.42)	(0.34)	(0.36)
Net realized gains	—	—	—	(0.03)	—
Total dividends and/or distributions to shareholders	(0.45)	(0.43)	(0.42)	(0.37)	(0.36)
Net asset value, end of year	$10.46	$10.60	$9.51	$9.47	$12.36
Total return (D)	3.07%	16.14%(C)	4.73%	(20.80)%	9.81%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,438	$16,081	$12,746	$16,721	$29,316
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	0.99%	1.03%	1.01%(E)	0.98%(E)
Including waiver and/or reimbursement and recapture	0.91%	0.91%	0.91%	0.91%(E)	0.91%(E)
Net investment income (loss) to average net assets	4.36%	4.13%	4.20%	2.98%	2.86%
Portfolio turnover rate	61%	77%	69%	53%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$10.61	$9.52	$9.48	$12.38	$11.60
Investment operations:
Net investment income (loss) (A)	0.39	0.37	0.36	0.27	0.28
Net realized and unrealized gain (loss)	(0.15)	1.09	0.04	(2.87)	0.79
Total investment operations	0.24	1.46	0.40	(2.60)	1.07
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.37)	(0.36)	(0.27)	(0.29)
Net realized gains	—	—	—	(0.03)	—
Total dividends and/or distributions to shareholders	(0.39)	(0.37)	(0.36)	(0.30)	(0.29)
Net asset value, end of year	$10.46	$10.61	$9.52	$9.48	$12.38
Total return (B)	2.36%	15.44%	4.11%	(21.32)%	9.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$4,637	$6,115	$8,041	$8,587	$13,390
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.78%	1.76%	1.79%	1.74%(C)	1.73%(C)
Including waiver and/or reimbursement and recapture	1.51%	1.51%	1.51%	1.51%(C)	1.51%(C)
Net investment income (loss) to average net assets	3.75%	3.53%	3.60%	2.41%	2.28%
Portfolio turnover rate	61%	77%	69%	53%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$10.58	$9.49	$9.46	$12.36	$11.59
Investment operations:
Net investment income (loss) (A)	0.47	0.44	0.43	0.35	0.37
Net realized and unrealized gain (loss)	(0.15)	1.10	0.04	(2.86)	0.78
Total investment operations	0.32	1.54	0.47	(2.51)	1.15
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.45)	(0.44)	(0.36)	(0.38)
Net realized gains	—	—	—	(0.03)	—
Total dividends and/or distributions to shareholders	(0.47)	(0.45)	(0.44)	(0.39)	(0.38)
Net asset value, end of year	$10.43	$10.58	$9.49	$9.46	$12.36
Total return	3.13%	16.35%	4.78%	(20.75)%(B)	9.98%
Ratio and supplemental data:
Net assets end of year (000’s)	$126,059	$95,301	$77,126	$93,760	$129,929
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.79%	0.82%	0.77%(D)	0.77%(D)
Including waiver and/or reimbursement and recapture	0.76%	0.76%	0.76%	0.76%(D)	0.76%(D)
Net investment income (loss) to average net assets	4.50%	4.28%	4.34%	3.14%	3.00%
Portfolio turnover rate	61%	77%	69%	53%	96%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$10.60	$9.51	$9.48	$12.38	$11.60
Investment operations:
Net investment income (loss) (A)	0.48	0.45	0.44	0.37	0.38
Net realized and unrealized gain (loss)	(0.15)	1.09	0.03	(2.87)	0.79
Total investment operations	0.33	1.54	0.47	(2.50)	1.17
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.48)	(0.45)	(0.44)	(0.37)	(0.39)
Net realized gains	—	—	—	(0.03)	—
Total dividends and/or distributions to shareholders	(0.48)	(0.45)	(0.44)	(0.40)	(0.39)
Net asset value, end of year	$10.45	$10.60	$9.51	$9.48	$12.38
Total return	3.22%	16.41%	4.87%	(20.65)%	10.17%
Ratio and supplemental data:
Net assets end of year (000’s)	$13	$12	$10	$10	$12
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%	0.69%	0.72%	0.68%(B)	0.68%(B)
Including waiver and/or reimbursement and recapture	0.71%	0.69%	0.72%	0.68%(B)	0.68%(B)
Net investment income (loss) to average net assets	4.57%	4.36%	4.40%	3.28%	3.11%
Portfolio turnover rate	61%	77%	69%	53%	96%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica High Yield Muni (the "Fund") is a series of the Trust and is classified as non-diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at October 31, 2025, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended October 31, 2025, the Fund has not entered into any secured borrowing arrangements.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Municipal securities risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the Fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to the risks associated with investing in those issuers.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$14,615	0.01%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.54%
Over $500 million up to $1 billion	0.53
Over $1 billion	0.50
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.01%	March 1, 2026
Class C	1.76	March 1, 2026
Class I	0.76	March 1, 2026
Class I2	0.73	March 1, 2026
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class A	$8,775	$473	$1,667	$10,915
Class C	3,312	661	1,088	5,061
Class I	54,491	39,962	49,829	144,282
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.
TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years.
Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
0.10%	0.25%	March 1, 2026
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$5,913	$—
Class C	—	2,831
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Class A of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$115,105	$9,616
Brokerage commissions: The Fund incurred $0 brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$96,702,284	$—	$66,339,299	$2,956,982
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, interest written off and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$150,731,623	$2,349,296	$(7,317,189)	$(4,967,893)
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$6,001,702	$16,674,935
During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$375,530	$5,034,294	$—	$—	$522,020	$4,376,368	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$1,057	$—	$(22,676,637)	$—	$(19,484)	$(4,967,893)
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica High Yield Muni
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica High Yield Muni (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica High Yield Muni (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Belle Haven Investments, L.P. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1- and 10-year periods, in line with the median for the past 5-year period and below the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1-year period and below the benchmark for the past 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica High Yield Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886773 TA HYM 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Inflation Opportunities
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 73.7%
U.S. Treasury - 1.1%
U.S. Treasury Notes
4.25%, 11/15/2034 - 08/15/2035	$ 1,800,000	$ 1,823,828
		1,823,828
U.S. Treasury Inflation-Protected Securities - 72.6%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051 - 02/15/2052	4,901,184	2,732,825
0.25%, 02/15/2050	1,890,030	1,133,641
0.63%, 02/15/2043	3,043,462	2,330,714
0.75%, 02/15/2042 - 02/15/2045	8,156,490	6,418,467
1.00%, 02/15/2046	1,025,385	799,209
1.38%, 02/15/2044	2,988,435	2,577,617
1.50%, 02/15/2053	2,179,600	1,766,665
1.75%, 01/15/2028	2,010,203	2,034,129
2.13%, 02/15/2040 - 02/15/2054	6,245,901	6,212,259
2.38%, 01/15/2027 - 02/15/2055	3,751,143	3,776,582
2.50%, 01/15/2029	2,715,743	2,823,723
3.38%, 04/15/2032	2,849,633	3,177,325
3.63%, 04/15/2028	951,368	1,005,808
3.88%, 04/15/2029	2,561,715	2,784,500
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 04/15/2026 - 01/15/2032	20,725,026	19,637,122
0.25%, 07/15/2029	2,279,574	2,205,398
0.38%, 01/15/2027 - 07/15/2027	7,597,086	7,520,260
0.50%, 01/15/2028	5,318,865	5,238,951
0.63%, 01/15/2026 - 07/15/2032	3,994,622	3,846,352
0.75%, 07/15/2028	4,323,309	4,287,029
0.88%, 01/15/2029	3,335,644	3,298,872
1.13%, 01/15/2033	1,413,776	1,368,394
1.25%, 04/15/2028	4,536,000	4,535,854
1.38%, 07/15/2033	2,773,264	2,728,556
1.63%, 10/15/2027 - 04/15/2030	7,263,097	7,357,399
1.75%, 01/15/2034	948,474	952,025
1.88%, 07/15/2035	1,008,870	1,017,156
2.13%, 04/15/2029 - 01/15/2035	6,129,231	6,302,788
2.38%, 10/15/2028	3,701,705	3,837,346
		113,706,966
Total U.S. Government Obligations (Cost $121,341,783)		115,530,794
CORPORATE DEBT SECURITIES - 14.1%
Aerospace & Defense - 0.2%
Boeing Co.
3.25%, 02/01/2028	306,000	299,736
Automobiles - 0.4%
Ford Motor Credit Co. LLC
6.05%, 11/05/2031	300,000	306,709
Stellantis Finance U.S., Inc.
6.45%, 03/18/2035 (A)	289,000	299,994
		606,703
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks - 6.1%
BAC Capital Trust XIV
3-Month Term SOFR + 0.66%, 4.70% (B), 11/15/2025 (C)	$ 966,000	$ 820,811
Bank of America Corp.
Fixed until 12/20/2027, 3.42% (B), 12/20/2028	338,000	332,774
Fixed until 10/25/2034, 5.52% (B), 10/25/2035	968,000	992,412
Fixed until 02/12/2035, 5.74% (B), 02/12/2036	1,200,000	1,248,939
Barclays PLC
Fixed until 09/10/2029, 4.94% (B), 09/10/2030	320,000	325,371
BNP Paribas SA
Fixed until 05/09/2030, 5.09% (B), 05/09/2031 (A)	354,000	360,008
Citigroup, Inc.
Fixed until 09/11/2035, 5.17% (B), 09/11/2036	258,000	261,211
Fixed until 09/19/2034, 5.41% (B), 09/19/2039	228,000	229,274
Deutsche Bank AG
Fixed until 05/28/2031, 3.04% (B), 05/28/2032	700,000	640,735
Fixed until 01/18/2028, 6.72% (B), 01/18/2029	350,000	366,891
Goldman Sachs Group, Inc.
Fixed until 07/21/2031, 2.38% (B), 07/21/2032	500,000	445,563
HSBC Holdings PLC
Fixed until 09/10/2035, 5.74% (B), 09/10/2036	465,000	475,087
Morgan Stanley
Fixed until 09/16/2031, 2.48% (B), 09/16/2036	958,000	836,181
Fixed until 10/18/2029, 4.65% (B), 10/18/2030	800,000	809,521
NatWest Group PLC
Fixed until 08/28/2030, 3.03% (B), 11/28/2035	381,000	348,377
Fixed until 08/15/2029, 4.96% (B), 08/15/2030	300,000	305,751
UBS Group AG
Fixed until 05/09/2035, 5.58% (B), 05/09/2036 (A)	210,000	219,157
Wells Fargo & Co.
Fixed until 09/15/2028, 4.08% (B), 09/15/2029	321,000	320,115
Zions Bancorp NA
Fixed until 08/19/2034, 6.82% (B), 11/19/2035	252,000	267,505
		9,605,683
Chemicals - 1.2%
Albemarle Corp.
5.65%, 06/01/2052	361,000	319,874
Dow Chemical Co.
4.80%, 01/15/2031	252,000	251,149
5.60%, 02/15/2054	66,000	59,265
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Eastman Chemical Co.
5.75%, 03/08/2033	$ 259,000	$ 272,059
Nutrien Ltd.
5.25%, 03/12/2032	697,000	720,977
PPG Industries, Inc.
4.38%, 03/15/2031 (D)	171,000	170,369
		1,793,693
Commercial Services & Supplies - 0.6%
Triton Container International Ltd.
3.15%, 06/15/2031 (A)	968,000	875,459
Construction & Engineering - 0.1%
MasTec, Inc.
5.90%, 06/15/2029	154,000	160,963
Containers & Packaging - 0.4%
Sonoco Products Co.
5.00%, 09/01/2034 (E)	666,000	657,554
Insurance - 0.7%
Hartford Insurance Group, Inc.
3-Month Term SOFR + 2.39%, 6.60% (B), 02/12/2067 (A)	1,196,000	1,125,454
Machinery - 0.1%
Weir Group, Inc.
5.35%, 05/06/2030 (A)	210,000	215,443
Metals & Mining - 1.4%
ArcelorMittal SA
6.35%, 06/17/2054 (E)	285,000	299,756
Corp. Nacional del Cobre de Chile
6.33%, 01/13/2035 (A)	285,000	304,066
Glencore Funding LLC
2.63%, 09/23/2031 (A)	152,000	136,540
2.85%, 04/27/2031 (A)	634,000	582,110
Newmont Corp./Newcrest Finance Pty. Ltd.
5.75%, 11/15/2041	62,000	64,077
Rio Tinto Finance USA PLC
5.75%, 03/14/2055	190,000	196,474
South32 Treasury Ltd.
4.35%, 04/14/2032 (A)	615,000	594,046
		2,177,069
Oil, Gas & Consumable Fuels - 2.5%
APA Corp.
4.25%, 01/15/2030	1,102,000	1,073,643
6.10%, 02/15/2035	120,000	122,197
Cheniere Energy Partners LP
5.55%, 10/30/2035 (A)	130,000	133,036
Diamondback Energy, Inc.
5.40%, 04/18/2034	153,000	155,976
Enbridge, Inc.
Fixed until 07/15/2027, 5.50% (B), 07/15/2077	474,000	472,332
Energy Transfer LP
5.35%, 05/15/2045	104,000	95,110
	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC
3.70%, 01/31/2051	$ 336,000	$ 251,455
Fixed until 08/16/2027, 5.25% (B), 08/16/2077	248,000	247,325
ONEOK, Inc.
4.95%, 10/15/2032	628,000	629,000
Plains All American Pipeline LP/PAA Finance Corp.
4.70%, 01/15/2031	252,000	252,551
Woodside Finance Ltd.
5.40%, 05/19/2030	408,000	419,243
		3,851,868
Passenger Airlines - 0.3%
Southwest Airlines Co.
5.25%, 11/15/2035 (D)	505,000	493,392
Semiconductors & Semiconductor Equipment - 0.1%
Foundry JV Holdco LLC
5.88%, 01/25/2034 (A)	211,000	217,856
Total Corporate Debt Securities (Cost $21,624,385)		22,080,873
FOREIGN GOVERNMENT OBLIGATIONS - 9.7%
Australia - 0.8%
Australia Government Bonds
2.50%, 09/20/2030 (F)	AUD 1,250,000	1,277,693
Italy - 0.8%
Italy Buoni Poliennali Del Tesoro
0.10%, 05/15/2033 (F)	EUR 1,193,830	1,257,084
Japan - 4.2%
Japan Government CPI-Linked Bonds
0.10%, 03/10/2026 - 03/10/2028	JPY 994,945,750	6,509,767
Mexico - 0.4%
Mexico Government International Bonds
4.28%, 08/14/2041	$ 257,000	210,367
5.38%, 03/22/2033	394,000	393,685
		604,052
Spain - 1.5%
Spain Government Inflation-Linked Bonds
1.00%, 11/30/2030 (F)	EUR 2,051,952	2,393,572
United Kingdom - 2.0%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2026 - 03/22/2029 (F)	GBP 1,107,063	1,430,625
1.25%, 11/22/2032 (F)	1,314,201	1,735,403
		3,166,028
Total Foreign Government Obligations (Cost $16,413,832)		15,208,196
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 0.7%
Money Market Funds - 0.7%
State Street Institutional U.S. Government Money Market Fund, 4.01% (G)	1,130,503	$ 1,130,503
Total Short-Term Investment Companies (Cost $1,130,503)		1,130,503

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 1.6%
U.S. Treasury Bills 3.74% (G), 02/19/2026	$ 2,500,000	2,471,940
Total Short-Term U.S. Government Obligation (Cost $2,470,674)		2,471,940

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (G)	772,335	$ 772,335
Total Other Investment Company (Cost $772,335)		772,335
Total Investments (Cost $163,753,512)		157,194,641
Net Other Assets (Liabilities) - (0.3)%		(521,651)
Net Assets - 100.0%		$ 156,672,990
FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/22/2026	USD	6,823,233	JPY	995,000,000	$312,584	$—
MSCS	01/22/2026	USD	1,256,174	AUD	1,900,000	12,070	—
MSCS	01/22/2026	USD	3,719,064	EUR	3,150,000	71,308	—
MSCS	01/22/2026	USD	3,193,019	GBP	2,374,000	74,249	—
Total						$470,211	$—
INVESTMENT VALUATION:

Valuation Inputs (H)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Obligations	$—	$115,530,794	$—	$115,530,794
Corporate Debt Securities	—	22,080,873	—	22,080,873
Foreign Government Obligations	—	15,208,196	—	15,208,196
Short-Term Investment Companies	1,130,503	—	—	1,130,503
Short-Term U.S. Government Obligation	—	2,471,940	—	2,471,940
Other Investment Company	772,335	—	—	772,335
Total Investments	$1,902,838	$155,291,803	$—	$157,194,641
Other Financial Instruments
Forward Foreign Currency Contracts (I)	$—	$470,211	$—	$470,211
Total Other Financial Instruments	$—	$470,211	$—	$470,211
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $5,063,169, representing 3.2% of the
Fund's net assets.

(B)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(C)	Perpetual maturity. The date displayed is the next call date.
(D)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(E)
All or a portion of the security is on loan. The total value of the securities on loan is $757,005, collateralized by cash collateral of $772,335. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(F)
Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2025, the total value of the Regulation S securities is $8,094,377, representing
5.2% of the Fund's net assets.

(G)	Rate disclosed reflects the yield at October 31, 2025.
(H)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

(I)	Derivative instruments are valued at unrealized appreciation (depreciation).
CURRENCY ABBREVIATION(S):
AUD	Australian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	United States Dollar
COUNTERPARTY ABBREVIATION(S):
JPMS	JPMorgan Securities LLC
MSCS	Morgan Stanley Capital Services Inc.
PORTFOLIO ABBREVIATION(S):
SOFR	Secured Overnight Financing Rate
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $163,753,512) (including securities loaned of $757,005)	$157,194,641
Foreign currency, at value (cost $561)	554
Receivables and other assets:
Net income from securities lending	259
Shares of beneficial interest sold	364
Interest	542,179
Unrealized appreciation on forward foreign currency contracts	470,211
Other assets	13,696
Total assets	158,221,904
Liabilities:
Cash collateral received upon return of:
Securities on loan	772,335
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	673,775
Shares of beneficial interest redeemed	1,861
Investment management fees	50,672
Distribution and service fees	2,097
Transfer agent fees	1,641
Trustee and CCO fees	53
Audit and tax fees	24,504
Custody fees	5,505
Legal fees	1,816
Printing and shareholder reports fees	1,369
Registration fees	363
Other accrued expenses	12,923
Total liabilities	1,548,914
Net assets	$156,672,990
Net assets consist of:
Paid-in capital	$174,817,900
Total distributable earnings (accumulated losses)	(18,144,910)
Net assets	$156,672,990
Net assets by class:
Class A	$1,640,011
Class C	95,698
Class I	5,691,903
Class I2	127,096,111
Class I3	18,052,643
Class R	3,804,783
Class R4	133,448
Class R6	158,393
Shares outstanding (unlimited shares, no par value):
Class A	167,309
Class C	10,049
Class I	574,500
Class I2	12,806,793
Class I3	1,818,416
Class R	388,217
Class R4	13,496
Class R6	15,944
Net asset value per share: (A)
Class A	$9.80
Class C	9.52
Class I	9.91
Class I2	9.92
Class I3	9.93
Class R	9.80
Class R4	9.89
Class R6	9.93
Maximum offering price per share: (B)
Class A	$10.29

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and Class C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Interest income	$6,211,324
Net income from securities lending	6,215
Total investment income	6,217,539
Expenses:
Investment management fees	564,823
Distribution and service fees:
Class A	4,177
Class C	1,188
Class R	20,306
Class R4	359
Transfer agent fees:
Class A	1,859
Class C	316
Class I	5,579
Class I2	8,502
Class I3	1,782
Class R	118
Class R4	11
Class R6	12
Trustee and CCO fees	6,408
Audit and tax fees	45,440
Custody fees	31,769
Legal fees	10,761
Printing and shareholder reports fees	7,515
Registration fees	93,656
Other	32,064
Total expenses before waiver and/or reimbursement and recapture	836,645
Expenses waived and/or reimbursed:
Class A	(143)
Class C	(130)
Class I	(450)
Class I2	(15,613)
Class I3	(3,663)
Class R	(1,400)
Class R4	(199)
Class R6	(23)
Net expenses	815,024
Net investment income (loss)	5,402,515
Net realized gain (loss) on:
Investments	(2,513,796)
Forward foreign currency contracts	745,576
Foreign currency transactions	(11,618)
Net realized gain (loss)	(1,779,838)
Net change in unrealized appreciation (depreciation) on:
Investments	4,058,771
Forward foreign currency contracts	(292,538)
Translation of assets and liabilities denominated in foreign currencies	793
Net change in unrealized appreciation (depreciation)	3,767,026
Net realized and change in unrealized gain (loss)	1,987,188
Net increase (decrease) in net assets resulting from operations	$7,389,703
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$5,402,515	$4,840,266
Net realized gain (loss)	(1,779,838)	(2,421,610)
Net change in unrealized appreciation (depreciation)	3,767,026	14,248,417
Net increase (decrease) in net assets resulting from operations	7,389,703	16,667,073
Dividends and/or distributions to shareholders:
Class A	(59,396)	(45,757)
Class C	(3,092)	(4,014)
Class I	(204,843)	(138,972)
Class I2	(4,449,228)	(2,912,571)
Class I3	(836,514)	(1,598,067)
Class R	(135,472)	(146,744)
Class R4	(5,190)	(8,274)
Class R6	(6,033)	(7,962)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,699,768)	(4,862,361)
Capital share transactions:
Proceeds from shares sold:
Class A	144,704	33,326
Class C	475	408
Class I	536,376	817,121
Class I2	26,154,189	12,704,633
Class I3	2,286,375	2,280,681
Class R	421,239	177,155
Class R4	16,066	47,476
Class R6	22,658	713,466
	29,582,082	16,774,266
Dividends and/or distributions reinvested:
Class A	59,396	45,757
Class C	3,092	4,014
Class I	204,843	138,972
Class I2	4,449,228	2,912,571
Class I3	836,514	1,598,067
Class R	135,472	146,744
Class R4	5,190	8,274
Class R6	6,033	7,962
	5,699,768	4,862,361
Cost of shares redeemed:
Class A	(378,622)	(333,866)
Class C	(64,270)	(207,639)
Class I	(310,366)	(1,924,800)
Class I2	(11,521,616)	(27,859,514)
Class I3	(41,902,312)	(9,943,459)
Class R	(2,786,150)	(903,079)
Class R4	(49,767)	(765,406)
Class R6	(36,589)	(702,262)
	(57,049,692)	(42,640,025)
Automatic conversions:
Class A	10,211	34,770
Class C	(10,211)	(34,770)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(21,767,842)	(21,003,398)
Net increase (decrease) in net assets	(20,077,907)	(9,198,686)
Net assets:
Beginning of year	176,750,897	185,949,583
End of year	$156,672,990	$176,750,897
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	14,935	3,461
Class C	51	44
Class I	54,699	85,310
Class I2	2,670,527	1,296,398
Class I3	235,476	234,337
Class R	43,295	18,549
Class R4	1,643	4,979
Class R6	2,307	74,111
	3,022,933	1,717,189
Shares reinvested:
Class A	6,115	4,782
Class C	328	433
Class I	20,868	14,377
Class I2	452,365	300,834
Class I3	85,183	165,090
Class R	13,951	15,339
Class R4	530	866
Class R6	613	827
	579,953	502,548
Shares redeemed:
Class A	(39,028)	(35,031)
Class C	(6,836)	(22,524)
Class I	(31,744)	(201,815)
Class I2	(1,172,332)	(2,879,702)
Class I3	(4,333,858)	(1,029,366)
Class R	(291,200)	(94,175)
Class R4	(5,129)	(80,293)
Class R6	(3,723)	(72,471)
	(5,883,850)	(4,415,377)
Automatic conversions:
Class A	1,058	3,663
Class C	(1,089)	(3,767)
	(31)	(104)
Net increase (decrease) in shares outstanding:
Class A	(16,920)	(23,125)
Class C	(7,546)	(25,814)
Class I	43,823	(102,128)
Class I2	1,950,560	(1,282,470)
Class I3	(4,013,199)	(629,939)
Class R	(233,954)	(60,287)
Class R4	(2,956)	(74,448)
Class R6	(803)	2,467
	(2,280,995)	(2,195,744)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.67	$9.08	$9.39	$11.09	$10.78
Investment operations:
Net investment income (loss) (A)	0.32	0.23	0.30	0.50	0.32
Net realized and unrealized gain (loss)	0.16	0.60	(0.17)	(1.80)	0.29
Total investment operations	0.48	0.83	0.13	(1.30)	0.61
Contributions from affiliate	—	—	—	0.01 (B)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.24)	(0.24)	(0.37)	(0.30)
Net realized gains	—	—	(0.18)	(0.04)	—
Return of capital	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.35)	(0.24)	(0.44)	(0.41)	(0.30)
Net asset value, end of year	$9.80	$9.67	$9.08	$9.39	$11.09
Total return (C)	5.02%	9.16%	1.32%	(11.94)%(B)	5.73%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,640	$1,781	$1,883	$2,291	$1,430
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.89%	0.87%	1.08%	0.98%	1.02%
Including waiver and/or reimbursement and recapture	0.89%(E)	0.87%	0.99%	1.00%	1.00%
Net investment income (loss) to average net assets	3.35%	2.40%	3.18%	4.84%	2.90%
Portfolio turnover rate	29%	27%	43%	62%	48%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.39	$8.84	$9.15	$10.79	$10.52
Investment operations:
Net investment income (loss) (A)	0.22	0.14	0.23	0.43	0.25
Net realized and unrealized gain (loss)	0.18	0.58	(0.16)	(1.78)	0.26
Total investment operations	0.40	0.72	0.07	(1.35)	0.51
Contributions from affiliate	—	—	—	0.05 (B)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.17)	(0.18)	(0.30)	(0.24)
Net realized gains	—	—	(0.18)	(0.04)	—
Return of capital	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.27)	(0.17)	(0.38)	(0.34)	(0.24)
Net asset value, end of year	$9.52	$9.39	$8.84	$9.15	$10.79
Total return (C)	4.27%	8.21%	0.68%	(12.26)%(B)	4.89%
Ratio and supplemental data:
Net assets end of year (000’s)	$96	$165	$384	$747	$934
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.80%	1.72%	1.85%	1.72%	1.70%
Including waiver and/or reimbursement and recapture	1.69%	1.71%	1.71%	1.71%	1.72%
Net investment income (loss) to average net assets	2.30%	1.53%	2.44%	4.24%	2.37%
Portfolio turnover rate	29%	27%	43%	62%	48%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.46%.

(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.77	$9.17	$9.46	$11.18	$10.86
Investment operations:
Net investment income (loss) (A)	0.35	0.26	0.35	0.53	0.37
Net realized and unrealized gain (loss)	0.16	0.60	(0.17)	(1.81)	0.29
Total investment operations	0.51	0.86	0.18	(1.28)	0.66
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.26)	(0.27)	(0.40)	(0.34)
Net realized gains	—	—	(0.18)	(0.04)	—
Return of capital	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.37)	(0.26)	(0.47)	(0.44)	(0.34)
Net asset value, end of year	$9.91	$9.77	$9.17	$9.46	$11.18
Total return	5.34%	9.42%	1.86%	(11.73)%	6.08%
Ratio and supplemental data:
Net assets end of year (000’s)	$5,692	$5,185	$5,800	$10,169	$14,310
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.64%	0.62%	0.81%	0.72%	0.72%
Including waiver and/or reimbursement and recapture	0.63%	0.62%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	3.61%	2.69%	3.62%	5.05%	3.31%
Portfolio turnover rate	29%	27%	43%	62%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.78	$9.18	$9.49	$11.21	$10.88
Investment operations:
Net investment income (loss) (A)	0.36	0.26	0.34	0.53	0.35
Net realized and unrealized gain (loss)	0.16	0.61	(0.18)	(1.81)	0.32
Total investment operations	0.52	0.87	0.16	(1.28)	0.67
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.27)	(0.27)	(0.40)	(0.34)
Net realized gains	—	—	(0.18)	(0.04)	—
Return of capital	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.27)	(0.47)	(0.44)	(0.34)
Net asset value, end of year	$9.92	$9.78	$9.18	$9.49	$11.21
Total return	5.44%	9.49%	1.66%	(11.66)%	6.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$127,096	$106,225	$111,418	$102,380	$118,370
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.54%	0.52%	0.71%	0.62%	0.63%
Including waiver and/or reimbursement and recapture	0.53%	0.52%(C)	0.64%	0.62%	0.63%(C)
Net investment income (loss) to average net assets	3.72%	2.71%	3.53%	5.07%	3.15%
Portfolio turnover rate	29%	27%	43%	62%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2025	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.78	$9.18	$9.18
Investment operations:
Net investment income (loss) (B)	0.33	0.27	0.04
Net realized and unrealized gain (loss)	0.20	0.60	(0.04)
Total investment operations	0.53	0.87	—
Contributions from affiliate	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.27)	—
Net asset value, end of year	$9.93	$9.78	$9.18
Total return	5.54%	9.49%	0.00%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$18,053	$57,058	$59,308
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%	0.52%	0.60%(D)
Including waiver and/or reimbursement and recapture	0.52%	0.52%(E)	0.53%(D)
Net investment income (loss) to average net assets	3.36%	2.76%	16.89%(D)
Portfolio turnover rate	29%	27%	43%

(A)	Commenced operations on October 27, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2025	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.66	$9.08	$9.08
Investment operations:
Net investment income (loss) (B)	0.30	0.22	0.04
Net realized and unrealized gain (loss)	0.17	0.59	(0.04)
Total investment operations	0.47	0.81	—
Contributions from affiliate	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.23)	—
Net asset value, end of year	$9.80	$9.66	$9.08
Total return	4.99%	8.94%	0.00%(C)
Ratio and supplemental data:
Net assets end of year (000’s)	$3,805	$6,013	$6,194
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.01%	1.10%(D)
Including waiver and/or reimbursement and recapture	1.00%	1.00%	1.00%(D)
Net investment income (loss) to average net assets	3.13%	2.26%	15.21%(D)
Portfolio turnover rate	29%	27%	43%

(A)	Commenced operations on October 27, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2025	October 31, 2024	October 31, 2023 (A)
Net asset value, beginning of year	$9.75	$9.15	$9.15
Investment operations:
Net investment income (loss) (B)	0.35	0.13	0.04
Net realized and unrealized gain (loss)	0.16	0.72	(0.04)
Total investment operations	0.51	0.85	—
Contributions from affiliate	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.37)	(0.25)	—
Net asset value, end of year	$9.89	$9.75	$9.15
Total return	5.34%	9.39%	0.00% (C)
Ratio and supplemental data:
Net assets end of year (000’s)	$133	$160	$832
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.77%	0.85% (D)
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65% (D)
Net investment income (loss) to average net assets	3.53%	1.35%	14.40% (D)
Portfolio turnover rate	29%	27%	43%

(A)	Commenced operations on October 27, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$9.79	$9.18	$9.49	$11.21	$10.89
Investment operations:
Net investment income (loss) (A)	0.36	0.35	0.34	0.56	0.35
Net realized and unrealized gain (loss)	0.16	0.53	(0.18)	(1.84)	0.31
Total investment operations	0.52	0.88	0.16	(1.28)	0.66
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.27)	(0.27)	(0.40)	(0.34)
Net realized gains	—	—	(0.18)	(0.04)	—
Return of capital	—	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.27)	(0.47)	(0.44)	(0.34)
Net asset value, end of year	$9.93	$9.79	$9.18	$9.49	$11.21
Total return	5.43%	9.61%	1.65%	(11.66)%	6.07%
Ratio and supplemental data:
Net assets end of year (000’s)	$158	$164	$131	$156	$72
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.54%	0.52%	0.71%	0.62%	0.63%
Including waiver and/or reimbursement and recapture	0.53%	0.52%(C)	0.64%	0.62%	0.63%(C)
Net investment income (loss) to average net assets	3.67%	3.60%	3.55%	5.41%	3.14%
Portfolio turnover rate	29%	27%	43%	62%	48%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Inflation Opportunities (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments and derivative instruments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.
U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter ("OTC") derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties' creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.
4. SECURITIES AND OTHER INVESTMENTS
Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$772,335	$—	$—	$—	$772,335
Total Borrowings	$772,335	$—	$—	$—	$772,335
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Forward foreign currency contracts: The Fund is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
Open forward foreign currency contracts at October 31, 2025, are listed within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
The following is a summary of the location and the Fund's fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2025.
Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts: Unrealized appreciation on forward foreign currency contracts	$—	$470,211	$—	$—	$—	$470,211
Total	$—	$470,211	$—	$—	$—	$470,211
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2025.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$745,576	$—	$—	$—	$745,576
Total	$—	$745,576	$—	$—	$—	$745,576

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(292,538)	$—	$—	$—	$(292,538)
Total	$—	$(292,538)	$—	$—	$—	$(292,538)
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2025.
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	$993,628
Average contract amounts sold — in USD	15,241,641
The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.
ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.
Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund's net liability may be delayed or denied.
Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.
To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.
The following is a summary of the Fund OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2025. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.
	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
JPMorgan Securities LLC	$312,584	$—	$—	$312,584	$—	$—	$—	$—
Morgan Stanley Capital Services Inc.	157,627	—	—	157,627	—	—	—	—
Total	$470,211	$—	$—	$470,211	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
7. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Inflation-protected securities risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. RISK FACTORS (continued)
may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Sovereign debt risk: Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Mortgage-related and asset-backed securities risk: The value of mortgage-related and asset-backed securities will be influenced by factors affecting the housing market and the assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid, which could negatively impact the Fund. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. Mortgage-backed and asset-backed securities are subject to prepayment or call and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Derivatives risk: The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Risks of derivatives include leverage risk, liquidity risk, interest rate risk, valuation risk, market risk, counterparty risk and credit risk. Use of derivatives can increase fund losses, increase costs, reduce opportunities for gains, increase fund volatility, and not produce the result intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Even a small investment in derivatives can have a disproportionate impact on the Fund. Derivatives may be difficult or impossible to sell, unwind or value, and the counterparty (including, if applicable, the Fund’s clearing broker, the derivatives exchange or the clearinghouse) may default on its obligations to the Fund. In certain cases, the Fund may incur costs and may be hindered or delayed in enforcing its rights against or closing out derivatives instruments with a counterparty, which may result in additional losses. Derivatives are also generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative, including market risk, credit risk, liquidity risk, management risk and valuation risk. Also, suitable derivative transactions may not be available in all circumstances or at reasonable prices. The value of a derivative may fluctuate more or less than, or otherwise not correlate well with, the underlying assets, rates, indices or other indicators to which it relates. Using derivatives also subjects the Fund to certain operational and legal risks. The Fund may segregate cash or other liquid assets to cover the funding of its obligations under derivatives contracts or make margin payments when it takes positions in derivatives involving obligations to third parties. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. RISK FACTORS (continued)
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
8. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$143,528,126	91.61%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.380%
Over $500 million up to $750 million	0.375
Over $750 million	0.370
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2025
Class A	0.95%	March 1, 2026
Class C	1.71	March 1, 2026
Class I, Class R4	0.65	March 1, 2026
Class I2, Class I3, Class R6	0.53	March 1, 2026
Class R	1.00	March 1, 2026
Prior to March 1, 2025
Class A, Class R	1.00
Class C	1.71
Class I, Class R4	0.65
Class I2, Class I3, Class R6	0.53
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class A	$2,027	$—	$—	$2,027
Class C	696	100	130	926
Class I	12,849	—	—	12,849
Class I2	79,109	7,835	15,613	102,557
Class I3 (A)	—	475	3,663	4,138
Class R (A)	—	990	1,400	2,390
Class R4 (A)	—	474	199	673
Class R6	19	89	23	131

(A)	Class commenced operations on October 27, 2023.
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$188	$41
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$18,002	$1,611
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
9. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$16,307,037	$25,577,409	$19,320,085	$46,916,453
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and forward contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$(194,717)	$194,717
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$164,037,292	$1,664,840	$(8,507,491)	$(6,842,651)
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Short-Term	Long-Term
$3,643,453	$8,136,446
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized which are subject to annual usage limitations resulting from the merger.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,699,768	$—	$—	$—	$4,862,361	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$479,068	$—	$—	$(11,779,899)	$—	$(1,808)	$(6,842,271)
11. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Inflation Opportunities
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Inflation Opportunities (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Inflation Opportunities (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and PineBridge Investments LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above the benchmark that TAM utilizes to measure performance of the Fund for the past 1- and 3-year periods and below the benchmark for the past 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Inflation Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886794 TA INFL OPS 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica Intermediate Muni
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 95.0%
Alabama - 1.9%
Alabama State University, Revenue Bonds,
AG,
5.00%, 09/01/2028 - 09/01/2030	$ 965,000	$ 1,035,218
5.75%, 09/01/2050	1,630,000	1,774,361
BAM,
5.00%, 09/01/2038 - 09/01/2039	1,640,000	1,737,494
City of Arab, General Obligation Unlimited,
BAM,
5.00%, 03/01/2040 - 03/01/2044	2,465,000	2,659,481
City of Guin, General Obligation Unlimited,
Series B, BAM,
4.63%, 06/01/2040	500,000	522,046
Infirmary Health System Special Care Facilities Financing Authority of Mobile, Revenue Bonds,
Series A,
4.00%, 02/01/2046	955,000	862,287
Jacksonville Public Educational Building Authority, Revenue Bonds,
Series A, AG,
5.50%, 08/01/2058	150,000	155,915
Series A, BAM,
5.25%, 08/01/2049	4,045,000	4,218,568
Southeast Energy Authority A Cooperative District, Revenue Bonds,
Series B, Fixed until 09/01/2031,
4.00% (A), 12/01/2051	5,025,000	5,171,887
		18,137,257
Arizona - 1.7%
Arizona Industrial Development Authority, Revenue Bonds,
Series A, BAM,
4.00%, 06/01/2044	1,770,000	1,699,746
5.00%, 06/01/2049	2,075,000	2,115,302
Series B,
4.00%, 07/01/2041	135,000	123,649
Gilbert Water Resource Municipal Property Corp., Revenue Bonds,
5.00%, 07/15/2036	1,530,000	1,717,806
Graham County Jail District, Revenue Bonds,
AG,
5.00%, 07/01/2035 - 07/01/2039 (B)	1,720,000	1,925,194
Industrial Development Authority of the City of Phoenix, Revenue Bonds,
5.00%, 07/01/2036	740,000	736,870
Industrial Development Authority of the County of Pima, Revenue Bonds,
Series C, GNMA,
4.75%, 07/01/2049	160,000	162,368
Maricopa County & Phoenix Industrial Development Authorities, Revenue Bonds,
Series A, GNMA,
4.45%, 09/01/2044	505,000	509,339
6.00%, 03/01/2055	2,210,000	2,425,303
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arizona (continued)
Maricopa County Industrial Development Authority, Revenue Bonds,
4.25%, 07/01/2044	$ 525,000	$ 468,228
5.00%, 07/01/2036	750,000	751,057
Series A,
4.00%, 07/01/2034	400,000	401,602
5.00%, 09/01/2042	500,000	510,834
Tempe Industrial Development Authority, Revenue Bonds,
Series A,
4.00%, 12/01/2025 - 12/01/2026	210,000	209,886
Yuma Industrial Development Authority, Revenue Bonds,
Series A, AG-CR,
5.00%, 08/01/2035 - 08/01/2038	2,075,000	2,345,180
		16,102,364
Arkansas - 0.3%
Arkansas Development Finance Authority, Revenue Bonds,
5.00%, 06/01/2046	675,000	723,234
City of Hot Springs Waterworks, Revenue Bonds,
BAM,
4.00%, 10/01/2033	1,000,000	1,047,121
City of North Little Rock Sewer, Revenue Bonds,
BAM,
5.00%, 10/01/2037 (B)	525,000	570,756
City of West Memphis Sales & Use Tax, Revenue Bonds,
AG,
5.00%, 06/01/2034	760,000	840,201
		3,181,312
California - 6.5%
California Enterprise Development Authority, Revenue Bonds,
Series A,
5.50%, 11/01/2059	6,310,000	6,827,036
California Health Facilities Financing Authority, Revenue Bonds,
AG-CR,
5.00%, 11/15/2034	1,755,000	2,059,168
Series A,
4.00%, 03/01/2026 - 03/01/2028	485,000	486,203
5.00%, 12/01/2035	500,000	565,928
5.00% (A), 03/01/2040	760,000	787,442
Series A, AG-CR,
5.00%, 12/01/2034	1,300,000	1,495,651
California Housing Finance Agency, Revenue Bonds,
Series E, FNMA,
2.50%, 02/01/2038	70,094	60,933
California Infrastructure & Economic Development Bank, Revenue Bonds,
Series A, Fixed until 01/01/2035,
9.50% (A), 01/01/2065 (C)	4,000,000	3,200,000
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Municipal Finance Authority, Revenue Bonds,
5.25%, 09/01/2054	$ 2,100,000	$ 2,219,512
Series A,
4.00%, 10/01/2038 - 10/01/2044	4,955,000	4,837,817
5.00%, 10/01/2044	2,275,000	2,282,587
Series A, FNMA,
4.00%, 11/01/2040	1,815,000	1,821,023
California Public Finance Authority, Revenue Bonds,
Series A,
4.25%, 06/15/2029 (C)	390,000	390,008
Series A, AG-CR,
5.00%, 06/01/2033 - 06/01/2037	2,595,000	2,975,762
California Statewide Communities Development Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2025 (C)	225,000	225,137
California Statewide Communities Development Authority, Special Assessment,
4.00%, 09/02/2028	785,000	795,947
Series C,
3.00%, 09/02/2030	2,290,000	2,197,541
California Statewide Communities Development Authority, Special Tax,
Series 2024C-2T,
4.50%, 09/02/2045	560,000	554,645
Carlsbad Unified School District, General Obligation Unlimited,
Series C,
0.00% (D), 08/01/2035	330,000	402,020
Conejo Valley Unified School District, General Obligation Unlimited,
Series E,
Zero Coupon, 08/01/2036	745,000	507,211
Delano Union School District, General Obligation Unlimited,
Series A, BAM,
Zero Coupon, 08/01/2039 - 08/01/2040	625,000	323,507
Inglewood Unified School District, General Obligation Unlimited,
Series B,
5.50%, 08/01/2036	975,000	1,181,594
Lancaster Financing Authority, Revenue Bonds,
Series A, BAM,
5.00%, 05/01/2054	6,940,000	7,327,818
Long Beach Bond Finance Authority, Revenue Bonds,
Series A,
5.50%, 11/15/2032 - 11/15/2037	4,060,000	4,836,898
Los Angeles Department of Water & Power, Revenue Bonds,
Series A, BAM,
5.00%, 07/01/2036 - 07/01/2042	4,415,000	4,935,138
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Lowell Joint School District, General Obligation Unlimited,
5.50%, 08/01/2047	$ 580,000	$ 647,449
North Kern/Cawelo Financing Authority, Revenue Bonds,
Series A, AG,
5.00%, 05/01/2040 - 05/01/2044	1,315,000	1,446,054
San Bernardino City Unified School District, Certificate of Participation,
AG,
5.00%, 10/01/2034	900,000	1,059,230
San Jacinto Unified School District, General Obligation Unlimited,
AG,
5.00%, 08/01/2030	4,070,000	4,077,467
Southern California Public Power Authority, Revenue Bonds,
BAM,
5.00%, 07/01/2038	1,170,000	1,337,438
Victor Elementary School District Community Facility District, Special Tax,
BAM,
5.00%, 09/01/2046	250,000	255,350
		62,119,514
Colorado - 5.6%
Arkansas River Power Authority, Revenue Bonds,
Series A,
5.00%, 10/01/2027	400,000	411,412
Auraria Higher Education Center, Revenue Bonds,
AG,
4.00%, 04/01/2029	3,185,000	3,187,883
Bradburn Metropolitan District No. 2, General Obligation Limited,
Series A,
4.00%, 12/01/2028 (E)	294,000	292,539
Bromley Park Metropolitan District No. 2, General Obligation Limited,
BAM,
5.38%, 12/01/2053	725,000	771,088
Canyons Metropolitan District No. 5, General Obligation Limited,
Series A, BAM,
5.00%, 12/01/2026 - 12/01/2044	1,590,000	1,636,435
Colorado Educational & Cultural Facilities Authority, Revenue Bonds,
4.00%, 06/01/2035	1,635,000	1,710,981
Series A,
5.00%, 06/01/2040 - 01/15/2049	3,025,000	3,121,577
Colorado Health Facilities Authority, Revenue Bonds,
5.00%, 11/01/2041 - 11/01/2042	5,950,000	6,254,378
Series A,
4.00%, 01/01/2035 - 11/15/2046	2,330,000	2,186,801
5.00%, 09/01/2035 - 05/15/2038	1,325,000	1,446,990
5.00% (A), 11/15/2060	500,000	546,692
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Colorado Health Facilities Authority, Revenue Bonds, (continued)
Series A-1,
4.00%, 08/01/2037	$ 1,000,000	$ 1,006,178
5.00%, 08/01/2026	1,000,000	1,013,023
Series A-2,
5.00%, 08/01/2044	5,130,000	5,216,750
Series E, Fixed until 10/31/2025,
3.80% (A), 05/15/2062	1,320,000	1,320,000
Colorado Springs School District No. 11 Facilities Corp., Certificate of Participation,
BAM,
5.00%, 12/15/2044	140,000	147,836
Copperleaf Metropolitan District No. 4, General Obligation Limited,
AG,
5.00%, 12/01/2040	870,000	924,897
Denver City & County Housing Authority, Revenue Bonds,
Series A,
4.50%, 07/01/2041	865,000	884,105
5.00%, 07/01/2027	965,000	976,285
Gold Hill North Business Improvement District, General Obligation Limited,
Series A,
5.60%, 12/01/2054 (C)	2,000,000	1,972,053
Gunnison County Housing Authority, Revenue Bonds,
BAM,
5.00%, 06/01/2027 - 06/01/2041	4,855,000	5,278,973
Lakes at Centerra Metropolitan District No. 2, General Obligation Limited,
Series A, AG,
4.00%, 12/01/2043	825,000	783,725
Series B, AG,
4.25%, 12/15/2044	590,000	571,366
Mirabelle Metropolitan District No. 2, General Obligation Limited,
Series B,
6.13%, 12/15/2049	500,000	497,261
Neu Town Metropolitan District, General Obligation Limited,
AG,
5.00%, 12/01/2043	225,000	234,646
Palisade Metropolitan District No. 2, Revenue Bonds,
Series B,
0.00% (D), 12/15/2054 (C)	1,000,000	947,531
Palisade Park North Metropolitan District No. 2, General Obligation Limited,
AG,
5.00%, 12/01/2044	180,000	186,932
Park Creek Metropolitan District, Revenue Bonds,
Series A,
5.00%, 12/01/2032 - 12/01/2045	1,150,000	1,151,832
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Park Creek Metropolitan District, Tax Allocation,
Series A, AG,
5.00%, 12/01/2043	$ 1,280,000	$ 1,347,376
Parkdale Community Authority, Revenue Bonds,
Series A, AG,
5.38%, 12/01/2045	1,705,000	1,804,231
Rampart Range Metropolitan District No. 1, Revenue Bonds,
AG,
5.00%, 12/01/2040 - 12/01/2042	1,765,000	1,868,962
Ravenna Metropolitan District, General Obligation Limited,
AG,
5.00%, 12/01/2043	430,000	449,625
Riverdale Ranch Metropolitan District, General Obligation Limited,
AG,
5.25%, 12/01/2045	375,000	400,230
STC Metropolitan District No. 2, General Obligation Limited,
Series A, AG,
5.00%, 12/01/2029 - 12/01/2030	1,595,000	1,737,444
Transport Metropolitan District No. 3, General Obligation Limited,
Series A-2,
0.00% (D), 12/01/2051	1,000,000	809,398
		53,097,435
Connecticut - 2.0%
City of New Haven, General Obligation Unlimited,
AG,
5.00%, 08/01/2036 - 08/01/2038	415,000	467,951
Connecticut State Health & Educational Facilities Authority, Revenue Bonds,
Series A, Fixed until 02/10/2026,
2.80% (A), 07/01/2048	2,730,000	2,726,293
Series A, AG-CR,
2.13%, 07/01/2031	5,680,000	5,352,798
4.00%, 07/01/2037	2,000,000	2,032,415
Series A-B, BAM-TCRS,
3.00%, 07/01/2039	150,000	126,759
Series K,
5.00%, 07/01/2036	1,000,000	1,068,197
Series M,
4.00%, 07/01/2039 - 07/01/2041	760,000	748,682
5.00%, 07/01/2032 - 07/01/2034	2,325,000	2,551,905
Series M, AG-CR,
4.00%, 07/01/2037	1,925,000	1,971,095
Series R-1, BAM,
2.00%, 11/01/2032	2,480,000	2,159,221
		19,205,316
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Delaware - 0.4%
Delaware State Economic Development Authority, Revenue Bonds,
Series A,
5.00%, 09/01/2036	$ 930,000	$ 938,353
Series B,
5.25%, 11/15/2053	2,500,000	2,511,682
		3,450,035
District of Columbia - 0.8%
District of Columbia, Revenue Bonds,
Series A,
4.13%, 07/01/2027	335,000	335,345
5.00%, 07/01/2032 - 07/01/2048	3,300,000	3,321,548
District of Columbia Income Tax, Revenue Bonds,
Series A,
5.25%, 05/01/2048	1,575,000	1,680,771
Metropolitan Washington Airports Authority Dulles Toll Road, Revenue Bonds,
AG,
Zero Coupon, 10/01/2034	295,000	217,726
Series A, BAM-TCRS,
Zero Coupon, 10/01/2037	1,575,000	929,944
Washington Metropolitan Area Transit Authority Dedicated, Revenue Bonds,
Series A,
5.50%, 07/15/2051	1,185,000	1,269,927
		7,755,261
Florida - 2.1%
Brevard County Housing Finance Authority, Revenue Bonds,
FNMA,
4.45%, 01/01/2040	697,902	729,793
Broward County Housing Finance Authority, Revenue Bonds,
Fixed until 04/01/2026,
3.50% (A), 04/01/2041	300,000	299,745
City of Gainesville Utilities System, Revenue Bonds,
Series A,
5.00%, 10/01/2047	5,000	5,438
City of Miami, Revenue Bonds,
Series A, AG,
5.00%, 01/01/2027 (C)	1,080,000	1,102,500
City of Orlando Tourist Development Tax, Revenue Bonds,
Series B, AG,
5.00%, 11/01/2037	280,000	288,055
Collier County Industrial Development Authority, Revenue Bonds,
Series A, AG,
5.00%, 10/01/2042 - 10/01/2054	5,330,000	5,576,943
County of Miami-Dade, Revenue Bonds,
Series A, AG,
6.88%, 10/01/2034	290,000	332,626
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
County of Pasco, Revenue Bonds,
Series A, AG,
5.50%, 09/01/2043	$ 215,000	$ 232,865
Florida Development Finance Corp., Revenue Bonds,
Series A,
5.25%, 06/01/2049	925,000	938,789
Florida Municipal Loan Council, Revenue Bonds,
5.00%, 10/01/2029	1,280,000	1,298,792
Florida State Board of Governors, Revenue Bonds,
Series A, BAM,
5.00%, 07/01/2035	1,040,000	1,171,056
Florida State Board of Governors University of North Florida Dormitory, Revenue Bonds,
Series A, BAM,
5.00%, 11/01/2040	310,000	338,136
Miami-Dade County Industrial Development Authority, Revenue Bonds,
3.35%, 09/01/2027	625,000	618,889
North Broward Hospital District, Revenue Bonds,
Series B,
5.00%, 01/01/2037	4,475,000	4,566,088
Northern Palm Beach County Improvement District, Special Assessment,
BAM,
5.00%, 08/01/2033	485,000	543,050
Palm Beach County Health Facilities Authority, Revenue Bonds,
AG-CR,
5.00%, 11/01/2045	500,000	516,718
St. Johns County School Board, Certificate of Participation,
Series A, AG,
5.50%, 07/01/2049	565,000	607,869
Wildwood Utility Dependent District, Revenue Bonds,
AG,
5.50%, 10/01/2048	475,000	512,828
		19,680,180
Georgia - 2.3%
Albany-Dougherty County Hospital Authority, Revenue Bonds,
Series A, BAM-TCRS,
5.00%, 09/01/2033	370,000	417,535
Atlanta Development Authority, Revenue Bonds,
Series A-1,
5.25%, 07/01/2044	2,000,000	2,000,664
Atlanta Development Authority, Tax Allocation,
Series A,
5.00%, 04/01/2034 (C)	500,000	510,391
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia (continued)
City of Atlanta Water & Wastewater, Revenue Bonds,
5.00%, 11/01/2040	$ 360,000	$ 360,423
City of Fairburn Combined Public Utility, Revenue Bonds,
BAM,
5.00%, 10/01/2038	530,000	596,304
City of Social Circle Combined Public Utility, Revenue Bonds,
AG,
5.00%, 02/01/2034	840,000	962,963
DeKalb County Development Authority, Revenue Bonds,
Series A,
4.00%, 06/01/2035	250,000	249,152
Development Authority of Burke County, Revenue Bonds,
Fixed until 10/31/2025,
3.95% (A), 11/01/2052	11,000,000	11,000,000
Development Authority of Lagrange, Revenue Bonds,
4.50%, 10/15/2031	1,405,000	1,370,534
5.00%, 10/15/2052	450,000	371,880
Main Street Natural Gas, Inc., Revenue Bonds,
Series B, Fixed until 12/01/2029,
5.00% (A), 07/01/2053	2,500,000	2,679,329
Municipal Gas Authority of Georgia, Revenue Bonds,
BAM,
5.00%, 09/01/2038	550,000	616,897
Washington County Public Facilities Authority, Revenue Bonds,
BAM,
5.00%, 12/01/2036	500,000	574,614
		21,710,686
Idaho - 0.1%
Idaho Health Facilities Authority, Revenue Bonds,
Series A,
4.00%, 03/01/2040	810,000	790,793
Idaho Housing & Finance Association, Revenue Bonds,
Series A,
4.63%, 07/01/2029 (C)	110,000	110,280
5.00%, 05/01/2035	150,000	160,339
		1,061,412
Illinois - 6.5%
Chicago Board of Education, General Obligation Unlimited,
Series A, AG,
5.00%, 12/01/2026 - 12/01/2033	2,155,000	2,246,612
Series C, AG,
5.00%, 12/01/2027	300,000	309,312
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Chicago Park District, General Obligation Unlimited,
Series D, BAM,
4.00%, 01/01/2035	$ 285,000	$ 289,105
City of Chicago, General Obligation Unlimited,
Series E, BAM,
6.00%, 01/01/2043	1,720,000	1,930,086
City of Lake Forest, General Obligation Unlimited,
2.00%, 12/15/2029	3,275,000	3,124,444
City of Springfield Electric, Revenue Bonds,
BAM,
5.00%, 03/01/2026	875,000	880,601
Cook County School District No. 72 Skokie Fairview, General Obligation Limited,
Series A,
3.00%, 12/01/2034	425,000	403,354
County of Sangamon, General Obligation Limited,
BAM,
3.00%, 12/15/2038	825,000	752,933
Illinois Finance Authority, Revenue Bonds,
4.00%, 10/15/2037	6,700,000	5,999,334
5.00%, 01/01/2028 - 10/01/2034	1,645,000	1,687,890
5.00%, 12/01/2036	750,000	751,004
Series A,
4.00%, 07/15/2036 - 08/15/2037	4,805,000	4,841,493
5.00%, 11/01/2029	4,340,000	4,396,188
Illinois Housing Development Authority, Revenue Bonds,
FNMA,
2.63%, 09/01/2032	1,325,772	1,243,020
Illinois Sports Facilities Authority, Revenue Bonds,
BAM-TCRS,
5.00%, 06/15/2028	1,400,000	1,464,025
McHenry & Lake Counties Community High School District No. 155 Crystal Lake, General Obligation Unlimited,
4.00%, 06/30/2042	555,000	540,494
Metropolitan Water Reclamation District of Greater Chicago, General Obligation Unlimited,
Series A,
5.00%, 12/01/2028	165,000	168,597
Northeastern Illinois University, Certificate of Participation,
BAM,
5.00%, 07/01/2028 - 07/01/2030	1,160,000	1,222,663
Northern Illinois University, Certificate of Participation,
BAM,
5.50%, 04/01/2049	3,015,000	3,180,158
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Northern Illinois University, Revenue Bonds,
Series B, BAM,
4.00%, 04/01/2036 - 04/01/2041	$ 1,365,000	$ 1,353,873
Peoria County Community Unit School District No. 323, General Obligation Debt Certificates,
4.00%, 04/01/2028 - 04/01/2031	5,000,000	4,982,751
Regional Transportation Authority, Revenue Bonds,
Series A, NATL,
6.00%, 07/01/2033	365,000	423,450
Sangamon County School District No. 186 Springfield, General Obligation Unlimited,
BAM,
5.00%, 06/01/2044	1,000,000	1,061,059
South Suburban College Community School District No. 510, General Obligation Limited,
BAM-TCRS,
Zero Coupon, 12/01/2033	600,000	449,412
Southern Illinois University, Certificate of Participation,
Series A, AG,
5.00%, 02/15/2027 - 02/15/2029	3,135,000	3,256,894
Series A-1, BAM,
4.00%, 02/15/2026	455,000	455,143
Southwestern Illinois Development Authority, Revenue Bonds,
Series B, BAM-TCRS,
5.00%, 10/15/2026	800,000	801,316
St. Clair County Community Unit School District No. 187 Cahokia, General Obligation Unlimited,
Series A, AG,
5.00%, 01/01/2049	1,070,000	1,100,071
Series B, AG,
5.00%, 01/01/2042 - 01/01/2044	800,000	840,628
St. Clair County School District No. 118 Belleville, General Obligation Unlimited,
BAM,
5.50%, 12/01/2037 - 12/01/2039	2,510,000	2,817,108
Stephenson County School District No. 145 Freeport, General Obligation Unlimited,
Series C, AG,
5.00%, 10/01/2045	1,890,000	1,966,967
Tazewell County School District No. 52 Washington, General Obligation Unlimited,
BAM,
6.50%, 12/01/2045	580,000	675,693
United City of Yorkville, General Obligation Unlimited,
Series B,
4.25%, 12/30/2044	1,000,000	997,661
Village of Lyons, General Obligation Unlimited,
Series B, BAM,
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Lyons, General Obligation Unlimited, (continued)
4.00%, 12/01/2037	$ 1,050,000	$ 1,064,236
5.00%, 12/01/2032	125,000	125,176
Village of Stone Park, General Obligation Unlimited,
Series B, BAM,
5.25%, 02/01/2043	1,165,000	1,237,071
Whiteside Bureau & Henry Counties Community Unit School District No. 3, General Obligation Unlimited,
AG,
5.00%, 12/01/2031 - 12/01/2032	605,000	677,915
Will County Community Unit School District No. 201-U Crete-Monee, General Obligation Limited,
Series E, AG,
5.25%, 09/01/2042	1,885,000	2,001,396
		61,719,133
Indiana - 6.2%
Bloomington Redevelopment District, Tax Allocation,
AG,
5.00%, 02/01/2040	515,000	563,152
Borden-Henryville Multi-School Building Corp., Revenue Bonds,
5.00%, 07/15/2045	1,090,000	1,127,832
City of Franklin Sewage Works, Revenue Bonds,
BAM,
5.00%, 03/01/2041	300,000	324,201
Clark Pleasant Middle School Corp., Revenue Bonds,
3.00%, 07/15/2034	605,000	581,062
East Chicago School City, General Obligation Limited,
5.00%, 12/30/2028 - 12/30/2029	650,000	700,303
Fishers Town Hall Building Corp., Revenue Bonds,
Series A, BAM,
5.75%, 07/15/2058	5,680,000	6,315,963
Gary Chicago International Airport Authority, Tax Allocation,
AG,
5.00%, 02/01/2037	775,000	840,249
Greater Jasper School Building Corp., Revenue Bonds,
5.00%, 07/15/2038 - 07/15/2041	1,945,000	2,130,821
Hamilton County Hospital Association, Revenue Bonds,
Series A,
5.00%, 07/15/2037 (B)	1,395,000	1,562,022
Hancock County Redevelopment Authority, Revenue Bonds,
5.00%, 08/15/2036	675,000	762,949
Indiana Finance Authority, Revenue Bonds,
AG,
5.00%, 01/01/2042	1,295,000	1,344,965
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
Indiana Finance Authority, Revenue Bonds, (continued)
Series A,
3.00%, 11/01/2030	$ 3,620,000	$ 3,502,211
Series B,
2.50%, 11/01/2030	2,450,000	2,314,914
3.00%, 11/01/2030	4,645,000	4,493,860
Series D, Fixed until 10/01/2030,
5.00% (A), 10/01/2063	1,765,000	1,952,249
IPS Multi-School Building Corp., Revenue Bonds,
5.00%, 07/15/2037 - 07/15/2042 (B)	4,220,000	4,681,441
Kokomo-Center School Building Corp., Revenue Bonds,
3.00%, 07/15/2034	535,000	515,414
Posey County Redevelopment Authority, Revenue Bonds,
5.00%, 01/15/2031	190,000	208,710
Terre Haute Sanitary District, Revenue Bonds,
BAM,
5.00%, 07/01/2042	590,000	627,042
Town of Huntertown Sewage Works, Revenue Bonds,
BAM,
5.00%, 01/01/2039	1,295,000	1,425,966
Westfield High School Building Corp., Revenue Bonds,
Series B,
5.00%, 07/15/2031 - 07/15/2037 (B)	10,450,000	11,604,244
Westfield-Washington Multi-School Building Corp., Revenue Bonds,
Series A,
5.00%, 01/15/2032 - 01/15/2038 (B)	8,880,000	9,828,532
5.25%, 07/15/2041	1,475,000	1,624,444
		59,032,546
Iowa - 0.2%
Le Mars Community School District, General Obligation Unlimited,
AG,
4.00%, 06/01/2038	1,030,000	1,048,439
Sheldon Community School District School Infrastructure Sales Services & Use Tax, Revenue Bonds,
BAM,
5.00%, 06/01/2036 - 06/01/2037	910,000	974,996
		2,023,435
Kansas - 0.3%
Johnson & Miami Counties Unified School District No. 230 Spring Hills, General Obligation Unlimited,
AG,
6.00%, 09/01/2045	80,000	91,733
Kansas Development Finance Authority, Revenue Bonds,
Series C-1, BAM-TCRS,
5.00%, 09/01/2041	1,050,000	1,128,250
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas (continued)
University of Kansas Hospital Authority, Revenue Bonds,
5.00%, 09/01/2033	$ 1,880,000	$ 1,881,609
		3,101,592
Kentucky - 0.4%
Kentucky Municipal Power Agency, Revenue Bonds,
Series A, Fixed until 11/26/2025,
3.45% (A), 09/01/2042	2,000,000	1,997,022
University of Louisville, Revenue Bonds,
Series A,
5.00%, 09/01/2043	1,345,000	1,446,627
		3,443,649
Louisiana - 0.6%
City of Shreveport Water & Sewer , Revenue Bonds,
Series B, AG,
5.00%, 12/01/2027	500,000	520,017
Series C, BAM,
5.00%, 12/01/2027	300,000	311,519
Greater New Orleans Expressway Commission, Revenue Bonds,
AG,
5.00%, 11/01/2047	1,255,000	1,255,000
Louisiana Housing Corp., Revenue Bonds,
Series B, GNMA, FNMA, FHLMC,
1.15%, 06/01/2028	550,000	513,629
Louisiana Public Facilities Authority, Revenue Bonds,
5.00%, 07/01/2022 - 07/01/2027 (F)(G)	3,160,000	1,058,600
AG,
5.00%, 07/01/2039	500,000	553,896
New Orleans Aviation Board, Revenue Bonds,
AG,
5.00%, 01/01/2029	700,000	731,745
St. John Baptist Parish Law Enforcement District, Special Tax,
AG,
5.25%, 03/01/2045	485,000	518,826
		5,463,232
Maine - 0.3%
Finance Authority of Maine, Revenue Bonds,
Series A, AG,
4.75%, 12/01/2035	500,000	518,906
Maine State Housing Authority, Revenue Bonds,
Series E,
4.45%, 11/15/2038	2,145,000	2,238,894
Regional School Unit No. 14, General Obligation Unlimited,
5.00%, 11/01/2029	90,000	98,313
		2,856,113
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maryland - 1.1%
County of Baltimore, General Obligation Unlimited,
5.00%, 03/01/2036	$ 3,050,000	$ 3,353,965
County of Prince George's, General Obligation Limited,
5.00%, 08/01/2034	240,000	283,566
Maryland Environmental Service, Revenue Bonds,
5.00%, 11/01/2037 - 11/01/2038	3,395,000	3,876,531
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds,
AG-CR,
5.00%, 07/01/2034	745,000	842,318
AG,
5.00%, 07/01/2043	945,000	1,016,438
Series C, AG,
5.00%, 07/01/2035 - 07/01/2043 (B)	1,060,000	1,166,818
		10,539,636
Massachusetts - 1.2%
Massachusetts Development Finance Agency, Revenue Bonds,
5.00%, 10/01/2039	250,000	255,131
Series B, Fixed until 02/18/2031,
5.00% (A), 08/15/2055	770,000	836,581
Series D,
4.00%, 07/01/2045	160,000	143,468
5.00%, 07/01/2044	605,000	595,992
Series E,
4.00%, 07/01/2038	1,090,000	1,083,455
5.00%, 07/01/2031 - 07/01/2035	3,985,000	4,014,512
Series G,
5.00%, 07/01/2027	1,020,000	1,044,806
Series H, AG,
5.25%, 10/01/2033	210,000	219,495
Series I,
5.00%, 07/01/2030	1,115,000	1,130,486
Series K,
5.00%, 07/01/2038	170,000	171,669
Series N, AG,
5.00%, 07/01/2034	1,165,000	1,342,726
Series S-1,
4.00%, 07/01/2041	460,000	452,750
Massachusetts School Building Authority, Revenue Bonds,
Series B,
5.00%, 02/15/2038	245,000	290,744
		11,581,815
Michigan - 1.4%
Charles Stewart Mott Community College, General Obligation Unlimited,
AG,
5.00%, 05/01/2042 - 05/01/2044	3,730,000	4,065,467
City of Trenton, General Obligation Unlimited,
BAM,
5.00%, 04/01/2044	80,000	84,029
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Detroit Wayne County Stadium Authority, Revenue Bonds,
AG,
5.00%, 10/01/2026	$ 690,000	$ 690,383
Eastern Michigan University, Revenue Bonds,
BAM,
5.00%, 03/01/2039	845,000	932,671
Series A, AG,
4.00%, 03/01/2044	310,000	292,240
Four Lakes Special Assessment District, Special Assessment,
5.00%, 06/01/2035	1,420,000	1,567,637
Grosse Ile Township School District, General Obligation Unlimited,
Series II,
5.00%, 05/01/2042	400,000	435,177
Michigan Finance Authority, Revenue Bonds,
Series 2013-5,
4.00%, 12/01/2040	2,425,000	2,411,410
Series A, BAM,
5.00%, 07/01/2032	900,000	1,014,816
Michigan Strategic Fund, Revenue Bonds,
5.00%, 11/15/2049	2,150,000	2,013,119
Southfield Public Schools, General Obligation Unlimited,
5.00%, 05/01/2042	375,000	407,668
		13,914,617
Minnesota - 2.1%
City of Burnsville, General Obligation Unlimited,
Series A,
2.30%, 12/20/2028	800,000	778,982
City of Coon Rapids, Revenue Bonds,
Series M, FNMA,
5.60%, 12/01/2039	1,736,125	1,953,991
City of Minneapolis, Revenue Bonds,
Series A, Fixed until 11/15/2028,
5.00% (A), 11/15/2052	2,200,000	2,309,702
City of Red Wing, Revenue Bonds,
Series A,
5.00%, 08/01/2047	655,000	561,875
County of Aitkin, General Obligation Unlimited,
Series A,
3.20%, 02/01/2037	615,000	585,911
County of Carlton, General Obligation Unlimited,
Series A,
5.00%, 02/01/2035	720,000	799,180
County of Renville, General Obligation Unlimited,
Series B,
5.00%, 02/01/2028	505,000	513,268
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
Duluth Economic Development Authority, Revenue Bonds,
4.00%, 07/01/2041	$ 905,000	$ 758,517
Duluth Independent School District No. 709, General Obligation Unlimited,
Series A,
Zero Coupon, 02/01/2032 - 02/01/2034 (B)	4,775,000	3,803,200
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Revenue Bonds,
5.00%, 07/01/2028	2,405,000	2,531,688
Series A,
5.00%, 12/01/2030	195,000	195,163
Lakeville Independent School District No. 194, General Obligation Unlimited,
Series A,
4.00%, 02/01/2034	800,000	847,745
Maccray Independent School District No. 2180, General Obligation Unlimited,
Series A,
2.00%, 02/01/2033	225,000	200,487
St. Paul Port Authority, Revenue Bonds,
Series 1,
5.00%, 10/01/2043	1,065,000	1,120,031
State of Minnesota, General Obligation Unlimited,
Series A,
4.00%, 09/01/2037	820,000	855,246
Township of Baytown, Revenue Bonds,
Series A,
4.00%, 08/01/2036	520,000	484,340
Waconia Independent School District No. 110, General Obligation Unlimited,
Series A,
5.00%, 02/01/2034	1,185,000	1,346,628
		19,645,954
Mississippi - 0.5%
Mississippi Development Bank, Revenue Bonds,
AG,
3.00%, 12/01/2033	195,000	185,509
6.88%, 12/01/2040	3,160,000	3,211,762
BAM,
5.00%, 05/01/2041	1,230,000	1,317,222
		4,714,493
Missouri - 0.7%
Health & Educational Facilities Authority of the State of Missouri, Revenue Bonds,
Series A,
5.00%, 02/01/2029 - 11/15/2035	2,905,000	3,059,304
Series B, Fixed until 05/01/2026,
4.00% (A), 05/01/2051	460,000	462,399
Kansas City Industrial Development Authority, Revenue Bonds,
Series 2024 A-1,
5.00%, 06/01/2054 (C)	800,000	755,444
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Missouri (continued)
Lebanon Reorganized School District No. R-3, General Obligation Unlimited,
5.50%, 03/01/2045	$ 320,000	$ 355,038
St. Charles County Industrial Development Authority, Revenue Bonds,
FNMA,
4.65%, 04/01/2043	2,173,263	2,249,806
		6,881,991
Nebraska - 0.1%
Elkhorn School District, General Obligation Unlimited,
AG,
5.00%, 06/15/2041	50,000	54,496
Loup River Public Power District, Revenue Bonds,
AG,
5.00%, 12/01/2032	1,020,000	1,156,637
		1,211,133
Nevada - 0.2%
Henderson Redevelopment Agency, Tax Allocation,
AG,
5.25%, 04/01/2043	690,000	749,980
Sparks Tourism Improvement District No. 1, Revenue Bonds,
3.88%, 06/15/2028 (B)	1,000,000	999,262
		1,749,242
New Hampshire - 1.9%
New Hampshire Business Finance Authority, Revenue Bonds,
Zero Coupon, 12/01/2031 (C)	7,000,000	4,895,597
Series 2025-A,
5.00%, 06/01/2030 - 06/01/2031	1,350,000	1,472,779
Series A, BAM,
5.25%, 12/01/2041 - 06/01/2051	5,675,000	6,004,129
New Hampshire Health & Education Facilities Authority Act, Revenue Bonds,
5.00%, 08/01/2038	1,645,000	1,842,404
New Hampshire Municipal Bond Bank, Revenue Bonds,
Series B,
5.00%, 08/15/2043	3,455,000	3,725,413
		17,940,322
New Jersey - 2.1%
Casino Reinvestment Development Authority, Inc., Revenue Bonds,
Series A, AG,
5.00%, 11/01/2037	1,075,000	1,199,732
City of Atlantic City, General Obligation Unlimited,
AG,
4.00%, 11/01/2025	465,000	465,000
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
Essex County Improvement Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2035 (F)(G)	$ 535,000	$ 240,750
Montclair Public Schools, General Obligation Unlimited,
3.00%, 01/15/2033	930,000	936,717
4.00%, 08/01/2035	1,655,000	1,765,344
New Jersey Economic Development Authority, Revenue Bonds,
Series A,
4.25%, 09/01/2027 (C)	110,000	110,497
5.00%, 09/01/2037 (C)	750,000	754,992
Series A, BAM,
5.00%, 07/01/2027	1,000,000	1,030,415
New Jersey Educational Facilities Authority, Revenue Bonds,
Series A, AG,
5.00%, 07/01/2033	395,000	455,113
Series C,
5.00%, 07/01/2031	1,165,000	1,166,112
New Jersey Health Care Facilities Financing Authority, Revenue Bonds,
5.00%, 07/01/2029	435,000	467,767
New Jersey Transportation Trust Fund Authority, Revenue Bonds,
Series A, BAM-TCRS,
Zero Coupon, 12/15/2027	5,385,000	5,070,781
Newark Housing Authority, Revenue Bonds,
NATL,
5.00%, 01/01/2032	760,000	818,642
Somerville School District, General Obligation Unlimited,
1.25%, 05/15/2027	1,000,000	974,093
South Jersey Transportation Authority, Revenue Bonds,
Series A, BAM,
5.00%, 11/01/2026 - 11/01/2038	1,060,000	1,185,158
Toms River Board of Education, General Obligation Unlimited,
3.00%, 07/15/2035 - 07/15/2037	725,000	622,857
Township of Weehawken, General Obligation Unlimited,
Series A, BAM,
4.25%, 07/01/2027 - 07/01/2028	2,910,000	3,007,662
		20,271,632
New Mexico - 0.2%
County of Santa Fe, Revenue Bonds,
Fixed until 08/01/2027,
3.29% (A), 12/10/2049	2,200,000	2,207,785
New York - 7.9%
Albany Capital Resource Corp., Revenue Bonds,
Series A,
5.00%, 05/01/2038	750,000	842,211
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Alfred Almond Central School District, General Obligation Unlimited,
4.00%, 06/01/2034 - 06/01/2035	$ 260,000	$ 277,752
Brooklyn Arena Local Development Corp., Revenue Bonds,
Series A, AG,
3.00%, 07/15/2036	250,000	226,104
4.00%, 07/15/2035	1,165,000	1,171,409
Broome County Local Development Corp., Revenue Bonds,
AG,
4.00%, 04/01/2038 - 04/01/2039	1,300,000	1,301,897
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds,
3.88%, 08/01/2027	1,115,000	1,111,882
City of Auburn, General Obligation Limited,
AG,
4.00%, 08/01/2035 - 08/01/2038	860,000	916,958
Clinton County Capital Resource Corp., Revenue Bonds,
5.00%, 07/01/2046 (C)	700,000	724,283
Corning City School District, General Obligation Unlimited,
2.00%, 06/15/2033	250,000	219,092
4.00%, 06/15/2038	1,070,000	1,107,073
County of Orange, General Obligation Limited,
Series A,
2.50%, 06/15/2031	1,880,000	1,773,449
East Aurora Union Free School District, General Obligation Unlimited,
4.00%, 06/15/2037	135,000	140,035
Island Trees Union Free School District, General Obligation Unlimited,
2.00%, 05/15/2032	1,545,000	1,400,386
Metropolitan Transportation Authority, Revenue Bonds,
Series D-1, BAM,
5.00%, 11/15/2033	2,650,000	2,651,859
Monroe County Industrial Development Corp., Revenue Bonds,
Series A,
5.00%, 12/01/2032	1,250,000	1,251,833
New York City Municipal Water Finance Authority, Revenue Bonds,
Series AA-6, Fixed until 10/31/2025,
3.80% (A), 06/15/2048	12,000,000	12,000,000
Series CC-1,
5.25%, 06/15/2054	1,295,000	1,378,106
New York City Transitional Finance Authority Future Tax Secured, Revenue Bonds,
Series D,
5.50%, 05/01/2052	300,000	324,477
Series H,
5.50%, 11/01/2051	230,000	250,354
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York Counties Tobacco Trust VI, Revenue Bonds,
Series C,
3.75%, 06/01/2045	$ 180,000	$ 134,523
New York State Dormitory Authority, Revenue Bonds,
AG,
5.00%, 07/01/2031 - 07/01/2036	2,250,000	2,587,073
5.25%, 07/01/2041	460,000	508,565
5.50%, 10/01/2054	5,185,000	5,560,583
5.00%, 08/15/2039 (B)	435,000	483,552
5.25%, 10/01/2049	1,300,000	1,324,087
Series A,
5.00%, 10/01/2037	9,305,000	10,226,832
5.50%, 07/01/2054	6,520,000	7,130,337
Series A, AG,
5.25%, 07/01/2043	235,000	256,442
Series A-1,
4.00%, 07/01/2043	2,500,000	2,449,962
New York State Energy Research & Development Authority, Revenue Bonds,
Series C,
4.00%, 04/01/2034	185,000	190,783
New York State Housing Finance Agency, Revenue Bonds,
Series D-2, Fixed until 11/21/2025,
3.10% (A), 05/01/2062	145,000	144,911
New York State Thruway Authority, Revenue Bonds,
Series O,
4.00%, 01/01/2038	2,100,000	2,129,716
New York Transportation Development Corp., Revenue Bonds,
Series A,
5.00%, 12/01/2029	105,000	111,884
Oneida County Local Development Corp., Revenue Bonds,
AG,
5.00%, 12/01/2026 - 12/01/2029	4,350,000	4,385,193
Port Authority of New York & New Jersey, Revenue Bonds,
Series 212,
4.00%, 09/01/2037	795,000	811,476
Series 250,
5.00%, 10/15/2037	1,745,000	2,027,928
Westchester County Local Development Corp., Revenue Bonds,
AG,
5.00%, 11/01/2047	2,240,000	2,310,198
5.75%, 11/01/2049 - 11/01/2053	2,975,000	3,232,939
		75,076,144
North Carolina - 0.2%
North Carolina Medical Care Commission, Revenue Bonds,
Series A,
4.00%, 02/01/2036	805,000	822,233
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Carolina (continued)
North Carolina Medical Care Commission, Revenue Bonds, (continued)
Series B-1,
2.55%, 09/01/2026	$ 1,550,000	$ 1,531,623
North Carolina Turnpike Authority, Revenue Bonds,
AG,
4.00%, 01/01/2037	80,000	80,752
		2,434,608
North Dakota - 1.3%
City of Grand Forks, General Obligation Unlimited,
Series B,
2.25%, 12/01/2027	310,000	303,322
3.00%, 12/01/2035	430,000	407,259
City of Grand Forks, Revenue Bonds,
AG-CR,
4.00%, 12/01/2037 - 12/01/2046	3,070,000	2,910,648
5.00%, 12/01/2033	500,000	542,958
Series A, AG,
5.00%, 12/01/2040 - 12/01/2042	640,000	672,439
City of Horace, General Obligation Unlimited,
Series B,
4.85%, 08/01/2026	1,100,000	1,100,286
Series C,
4.50%, 05/01/2039	1,640,000	1,670,704
4.75%, 05/01/2044	1,100,000	1,093,665
5.00%, 05/01/2050	610,000	610,327
Mandan Public School District No. 1, General Obligation Unlimited,
2.00%, 08/01/2034	1,685,000	1,434,130
Williston Parks & Recreation District, Revenue Bonds,
Series A, AG,
5.00%, 12/01/2034	1,545,000	1,768,608
		12,514,346
Ohio - 3.8%
Bedford City School District, General Obligation Unlimited,
BAM,
5.50%, 12/01/2029 - 12/01/2037	2,030,000	2,313,921
Brunswick City School District, General Obligation Unlimited,
BAM,
5.50%, 12/01/2060	1,295,000	1,373,964
City of Chillicothe, Revenue Bonds,
4.00%, 12/01/2042	110,000	102,169
City of Norwood, Tax Allocation,
4.38%, 12/01/2030	595,000	599,825
5.00%, 12/01/2041	500,000	508,368
Clermont County Port Authority, Revenue Bonds,
BAM,
5.00%, 12/01/2032	2,200,000	2,202,514
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Columbus Metropolitan Housing Authority, Revenue Bonds,
Series D,
4.00%, 11/01/2035	$ 2,000,000	$ 1,974,931
Columbus-Franklin County Finance Authority, Revenue Bonds,
FNMA,
4.82%, 11/01/2043	200,000	213,297
County of Butler, Revenue Bonds,
BAM-TCRS,
3.63%, 11/15/2038	400,000	365,363
County of Fayette, Revenue Bonds,
AG,
5.25%, 12/01/2028 - 12/01/2030	590,000	638,047
County of Hamilton, Revenue Bonds,
5.00%, 01/01/2036	1,000,000	1,001,163
5.25%, 01/01/2035	415,000	452,102
County of Warren, Revenue Bonds,
5.00%, 07/01/2032 - 07/01/2049	2,505,000	2,514,315
Kings Local School District, General Obligation Unlimited,
5.50%, 12/01/2062	3,655,000	3,886,737
Margaretta Local School District, Certificate of Participation,
BAM,
5.50%, 10/01/2038	700,000	779,165
North Ridgeville City School District, General Obligation Unlimited,
5.50%, 12/01/2057	955,000	993,895
Northeast Ohio Medical University, Revenue Bonds,
BAM,
5.00%, 12/01/2038 - 12/01/2040	1,070,000	1,131,293
Ohio Air Quality Development Authority, Revenue Bonds,
Series A, Fixed until 12/01/2025,
2.40% (A), 12/01/2038	115,000	109,128
Series C, Fixed until 11/04/2025,
1.50% (A), 02/01/2026	1,900,000	1,899,856
Ohio Higher Educational Facility Commission, Revenue Bonds,
4.00%, 07/01/2032	375,000	390,164
Series A,
3.13%, 12/01/2030	175,000	174,986
Ohio Housing Finance Agency, Revenue Bonds,
Series K, GNMA, FNMA, FHLMC,
3.35%, 09/01/2039	200,000	184,483
Port of Greater Cincinnati Development Authority, Revenue Bonds,
Series C, AG,
5.00%, 12/01/2043	105,000	110,878
State of Ohio, Revenue Bonds,
Series A,
5.00%, 01/15/2033	3,000,000	3,357,739
Summit County Development Finance Authority, Revenue Bonds,
3.00%, 11/15/2035	2,885,000	2,738,333
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Toledo-Lucas County Port Authority, Revenue Bonds,
Series B,
3.25%, 05/15/2040	$ 825,000	$ 708,696
Series C,
5.00%, 11/15/2039 - 11/15/2054	3,380,000	3,519,604
Warren County Port Authority, Revenue Bonds,
Series C,
3.00%, 12/01/2031	1,180,000	1,119,875
West Central Ohio Port Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2035	600,000	644,341
		36,009,152
Oklahoma - 1.1%
City of Oklahoma City, General Obligation Unlimited,
3.00%, 03/01/2037	6,140,000	5,764,917
Love County Educational Facilities Authority, Revenue Bonds,
4.50%, 09/01/2034	335,000	337,119
Oklahoma County Finance Authority, Revenue Bonds,
BAM,
5.00%, 10/01/2044	2,150,000	2,263,463
Oklahoma Municipal Power Authority, Revenue Bonds,
Series A, AG,
5.00%, 01/01/2038	500,000	567,137
Pontotoc County Educational Facilities Authority, Revenue Bonds,
4.00%, 09/01/2034	625,000	646,836
Tulsa Metropolitan Utility Authority, Revenue Bonds,
Series A,
4.00%, 04/01/2037	695,000	719,256
		10,298,728
Oregon - 0.7%
Hillsboro School District No. 1J, General Obligation Unlimited,
1.50%, 06/15/2029	395,000	371,104
Lincoln County School District, General Obligation Unlimited,
0.00% (D), 06/15/2032	1,000,000	1,087,892
Multnomah County School District No. 1J Portland, General Obligation Unlimited,
Series B,
3.00%, 06/15/2029	1,530,000	1,531,716
Oregon Coast Community College District, General Obligation Unlimited,
5.00%, 06/15/2043	275,000	297,917
State of Oregon Housing & Community Services Department, Revenue Bonds,
Series A,
2.45%, 07/01/2034	3,090,000	2,775,538
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Oregon (continued)
State of Oregon Housing & Community Services Department, Revenue Bonds, (continued)
Series K-1, FNMA,
4.33%, 11/01/2043	$ 570,000	$ 575,070
		6,639,237
Pennsylvania - 2.9%
Allegheny County Hospital Development Authority, Revenue Bonds,
Series A, AG-CR,
4.00%, 07/15/2038 - 07/15/2039	2,805,000	2,824,512
Altoona Area School District, General Obligation Limited,
Series A,
5.00%, 12/01/2039	1,100,000	1,101,815
Antietam School District, General Obligation Limited,
5.00%, 04/01/2043	270,000	283,854
Bensalem Township School District, General Obligation Unlimited,
5.00%, 06/01/2028	910,000	911,551
Bucks County Industrial Development Authority, Revenue Bonds,
5.00%, 10/01/2033	825,000	841,728
Chester County Industrial Development Authority, Revenue Bonds,
Series A, BAM,
5.00%, 08/01/2039	3,970,000	4,239,391
Coatesville School District, General Obligation Limited,
5.25%, 11/15/2039	510,000	564,323
County of Lackawanna, General Obligation Unlimited,
BAM,
5.25%, 11/01/2039	645,000	704,260
County of Lehigh, Revenue Bonds,
AG-CR,
4.00%, 07/01/2039	850,000	856,175
Series A, AG-CR,
4.00%, 07/01/2033	2,370,000	2,383,096
Cumberland County Municipal Authority, Revenue Bonds,
5.00%, 01/01/2029	540,000	551,983
General Authority of Southcentral Pennsylvania, Revenue Bonds,
4.00%, 12/01/2030	1,170,000	1,170,139
Hospitals & Higher Education Facilities Authority of Philadelphia, Revenue Bonds,
AG,
5.00%, 07/01/2035 - 07/01/2036	1,260,000	1,403,830
Lancaster Industrial Development Authority, Revenue Bonds,
4.00%, 12/01/2044	755,000	657,167
Luzerne County Industrial Development Authority, Revenue Bonds,
AG,
5.00%, 12/15/2027	960,000	962,298
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Newtown Township Sewer Authority, Revenue Bonds,
4.00%, 09/01/2032	$ 100,000	$ 100,539
Pennsylvania Higher Educational Facilities Authority, Revenue Bonds,
AG,
5.25%, 11/01/2048	970,000	1,031,798
Pennsylvania Housing Finance Agency, Revenue Bonds,
Series 121,
2.25%, 10/01/2026	105,000	103,977
Series 132A,
2.20%, 10/01/2032	100,000	91,253
Series 146A,
4.50%, 10/01/2044	875,000	883,190
School District of Philadelphia, General Obligation Limited,
Series A,
4.00%, 09/01/2035 - 09/01/2036	800,000	818,256
Series F,
5.00%, 09/01/2033	435,000	439,737
State Public School Building Authority, Revenue Bonds,
Series A,
5.00%, 06/01/2032	2,295,000	2,334,980
Series A, AG,
5.00%, 12/01/2043	2,190,000	2,255,991
		27,515,843
Puerto Rico - 0.3%
Children's Trust Fund, Revenue Bonds,
5.63%, 05/15/2043	125,000	127,058
Puerto Rico Electric Power Authority, Revenue Bonds,
Series SS, AG,
4.38%, 07/01/2030	145,000	141,889
5.00%, 07/01/2030	2,100,000	2,100,004
Series UU, AG,
4.25%, 07/01/2027	20,000	19,794
Series VV, AG,
5.25%, 07/01/2027	40,000	40,231
Puerto Rico Municipal Finance Agency, Revenue Bonds,
Series A, AG,
5.00%, 08/01/2027	280,000	280,746
		2,709,722
Rhode Island - 0.4%
Providence Public Building Authority, Revenue Bonds,
Series A, AG,
5.25%, 09/15/2044	475,000	507,339
Rhode Island Health & Educational Building Corp., Revenue Bonds,
Series D,
5.50%, 05/15/2049	1,365,000	1,488,811
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Rhode Island (continued)
Rhode Island Health & Educational Building Corp., Revenue Bonds, (continued)
Series F,
5.50%, 05/15/2052	$ 1,825,000	$ 1,947,141
		3,943,291
South Carolina - 0.4%
Charleston Housing Authority, Revenue Bonds,
5.00%, 09/01/2035	1,000,000	1,053,690
South Carolina Jobs-Economic Development Authority, Revenue Bonds,
5.00%, 10/01/2026 - 02/01/2036 (C)	570,000	570,509
Series A,
5.25%, 11/01/2043	1,000,000	1,076,497
5.50%, 11/01/2049 - 11/01/2050	975,000	1,040,584
		3,741,280
South Dakota - 0.1%
Brookings School District No. 005-1, General Obligation Limited,
AG,
5.50%, 06/15/2043	445,000	493,250
South Dakota Board of Regents Housing & Auxiliary Facilities System, Revenue Bonds,
4.00%, 04/01/2042	1,015,000	975,752
		1,469,002
Tennessee - 2.5%
Chattanooga Health Educational & Housing Facility Board, Revenue Bonds,
5.00%, 10/01/2027	550,000	550,204
Series A-1,
4.00%, 08/01/2044	1,100,000	992,321
City of Jackson, Revenue Bonds,
5.00%, 04/01/2029	75,000	75,036
Hamilton County & Chattanooga Sports Authority, Revenue Bonds,
Series A,
5.50%, 12/01/2039	930,000	1,084,038
Knox County Health Educational & Housing Facility Board, Revenue Bonds,
Series A-1, BAM,
5.00%, 07/01/2038 - 07/01/2043	2,305,000	2,419,343
5.25%, 07/01/2049	5,330,000	5,543,728
5.50%, 07/01/2054 - 07/01/2059	8,025,000	8,479,506
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Revenue Bonds,
Series B, FNMA, Fixed until 02/01/2026,
3.85% (A), 02/01/2048	400,000	400,355
New Memphis Arena Public Building Authority, Revenue Bonds,
0.00% (D), 04/01/2029	550,000	543,385
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Tennessee (continued)
Shelby County Health Educational & Housing Facilities Board, Revenue Bonds,
Series A, AG,
5.00%, 06/01/2029 - 06/01/2032	$ 3,350,000	$ 3,617,988
		23,705,904
Texas - 12.7%
Arlington Higher Education Finance Corp., Revenue Bonds,
Series A,
4.00%, 08/15/2034	750,000	782,316
Audubon Municipal Utility District No. 1, General Obligation Unlimited,
BAM,
4.00%, 09/01/2033 - 09/01/2034	680,000	692,783
Banquete Independent School District, General Obligation Unlimited,
5.00%, 08/01/2043	600,000	640,710
Baybrook Municipal Utility District No. 1, General Obligation Unlimited,
BAM,
4.25%, 05/01/2034	485,000	497,734
Berry Creek Highlands Municipal Utility District, General Obligation Unlimited,
BAM,
6.00%, 09/01/2033 (B)	250,000	287,410
Brookfield Water Control & Improvement District, General Obligation Unlimited,
AG,
4.00%, 09/01/2045	1,075,000	996,166
Cedar Port Navigation & Improvement District, General Obligation Unlimited,
4.50%, 03/01/2031	250,000	264,782
Series A,
4.50%, 03/01/2035 (B)	715,000	740,357
Central Texas Turnpike System, Revenue Bonds,
Series C,
5.00%, 08/15/2038	1,000,000	1,103,953
City of Allen, General Obligation Limited,
5.00%, 08/15/2037	225,000	257,111
City of Celina, Special Assessment,
AG,
5.00%, 09/01/2045	1,450,000	1,490,174
City of Odessa, General Obligation Limited,
4.00%, 03/01/2038 - 03/01/2039	5,355,000	5,131,687
City of Rowlett, Special Assessment,
3.13%, 09/15/2031 (C)	104,000	96,734
City of Seguin, General Obligation Limited,
5.50%, 09/01/2049	4,940,000	5,421,049
City of Temple, Tax Allocation,
BAM,
5.00%, 08/01/2028 - 08/01/2032	895,000	987,820
Clifton Higher Education Finance Corp., Revenue Bonds,
3.00%, 08/15/2035	1,405,000	1,351,985
5.00%, 04/01/2036 - 04/01/2041	1,710,000	1,864,073
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Clifton Higher Education Finance Corp., Revenue Bonds, (continued)
5.25%, 08/15/2044	$ 730,000	$ 775,146
Series A,
5.00%, 02/15/2028 - 08/15/2035	3,320,000	3,530,746
Series B, Fixed until 02/15/2030,
4.00% (A), 02/15/2055	1,240,000	1,294,191
Collin County Municipal Utility District No. 2, General Obligation Unlimited,
BAM,
4.00%, 09/01/2036	785,000	788,909
Comal County Water Control & Improvement District No. 6, General Obligation Unlimited,
AG,
6.50%, 09/01/2029 - 09/01/2032 (B)	1,020,000	1,177,760
County of Harris Toll Road, Revenue Bonds,
Series A,
3.00%, 08/15/2037	1,200,000	1,111,317
Crockett County Consolidated Common School District No. 1, General Obligation Unlimited,
AG,
5.00%, 08/15/2028	1,000,000	1,001,429
Dallas County Municipal Utility District No. 4, General Obligation Unlimited,
BAM,
6.75%, 03/01/2031	140,000	160,048
Dallas Metrocare Services, Revenue Bonds,
5.00%, 11/01/2032 - 11/01/2042 (B)	6,760,000	7,377,242
Denton Independent School District, General Obligation Unlimited,
Series B2, Fixed until 08/15/2030,
4.00% (A), 08/15/2055	2,630,000	2,781,654
Eagle Mountain & Saginaw Independent School District, General Obligation Unlimited,
Fixed until 08/01/2027,
4.00% (A), 08/01/2050, Fixed until 08/01/2027	1,700,000	1,728,804
East Montgomery County Improvement District Sales Tax, Revenue Bonds,
AG,
5.25%, 08/15/2049	1,000,000	1,067,066
East Montgomery County Municipal Utility District No. 4, General Obligation Unlimited,
AG,
6.50%, 04/01/2031 (B)	275,000	312,469
East Montgomery County Municipal Utility District No. 5, General Obligation Unlimited,
BAM,
4.00%, 09/01/2046	195,000	175,318
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Emerald Forest Utility District, General Obligation Unlimited,
AG,
1.50%, 09/01/2035 - 09/01/2036	$ 390,000	$ 301,394
Fort Bend County Municipal Utility District No. 134D, General Obligation Unlimited,
AG,
4.00%, 09/01/2034 - 09/01/2035	905,000	918,958
Fort Bend County Municipal Utility District No. 134F, General Obligation Unlimited,
BAM,
4.00%, 09/01/2034	490,000	495,991
Fort Bend County Municipal Utility District No. 176, General Obligation Unlimited,
AG,
6.50%, 09/01/2031	225,000	258,954
Fort Bend County Municipal Utility District No. 184, General Obligation Unlimited,
AG,
4.00%, 04/01/2032 - 04/01/2034	1,040,000	1,057,840
Fort Bend County Municipal Utility District No. 198, General Obligation Unlimited,
AG,
4.25%, 09/01/2040 - 09/01/2041 (B)	420,000	410,997
Series A, AG,
4.25%, 09/01/2041 (B)	275,000	267,471
Fort Bend County Municipal Utility District No. 222, General Obligation Unlimited,
AG,
5.00%, 07/01/2032	140,000	151,768
6.00%, 07/01/2028 - 07/01/2029	175,000	191,178
Fort Bend County Municipal Utility District No. 253, General Obligation Unlimited,
BAM,
5.38%, 09/01/2034 (B)	255,000	275,632
6.63%, 09/01/2029 - 09/01/2033 (B)	670,000	761,771
Fort Stockton Independent School District, General Obligation Limited,
5.00%, 08/01/2033 - 08/01/2038	2,155,000	2,157,494
Galveston County Water Control & Improvement District No. 1, General Obligation Unlimited,
AG-CR,
5.00%, 03/01/2036	220,000	243,430
Harris Center for Mental Health & Intellectual Developmental Disabilities, Revenue Bonds,
4.00%, 11/01/2045	3,435,000	3,174,503
4.25%, 11/01/2050	760,000	706,113
Harris County Cultural Education Facilities Finance Corp., Revenue Bonds,
Series A, Fixed until 05/15/2032,
5.00% (A), 11/15/2054	2,500,000	2,723,589
Harris County Municipal Utility District No. 105, General Obligation Unlimited,
BAM,
4.00%, 03/01/2034	95,000	96,980
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Harris County Municipal Utility District No. 171, General Obligation Unlimited,
AG,
4.13%, 12/01/2035 - 12/01/2038	$ 4,420,000	$ 4,444,297
5.00%, 12/01/2033 - 12/01/2034	3,635,000	3,911,305
Harris County Municipal Utility District No. 213A, General Obligation Unlimited,
BAM,
4.00%, 04/01/2033	415,000	422,011
Harris County Municipal Utility District No. 490, General Obligation Unlimited,
BAM,
4.00%, 03/01/2036	1,155,000	1,159,050
Harris County Municipal Utility District No. 491, General Obligation Unlimited,
AG,
6.50%, 03/01/2032 - 03/01/2033 (B)	995,000	1,165,817
Harris County Municipal Utility District No. 539, General Obligation Unlimited,
BAM,
6.13%, 09/01/2033	420,000	478,367
Harris County Municipal Utility District No. 547, General Obligation Unlimited,
AG,
6.50%, 08/01/2029 (B)	200,000	223,422
Harris County Municipal Utility District No. 558, General Obligation Unlimited,
Series A, AG,
6.00%, 03/01/2032 (B)	370,000	423,457
6.13%, 03/01/2031 (B)	370,000	419,860
6.50%, 03/01/2028 - 03/01/2029 (B)	630,000	688,038
Harris County Municipal Utility District No. 570C, General Obligation Unlimited,
AG,
6.25%, 09/01/2033 (B)	195,000	227,906
6.38%, 09/01/2033 (B)	325,000	382,283
Harris County Municipal Utility District No. 576, General Obligation Unlimited,
BAM,
6.50%, 03/01/2033 - 03/01/2034 (B)	840,000	982,319
Harris County Water Control & Improvement District No. 158, General Obligation Unlimited,
AG,
5.00%, 03/01/2034	430,000	465,350
Harris County-Houston Sports Authority, Revenue Bonds,
Series A,
Zero Coupon, 11/15/2040	3,220,000	1,396,000
Series B, AG,
5.00%, 11/15/2044	710,000	743,773
Harris-Waller Counties Municipal Utility District No. 4, General Obligation Unlimited,
BAM,
4.13%, 11/01/2034	890,000	902,776
4.25%, 11/01/2036	235,000	236,749
4.38%, 11/01/2037	530,000	533,924
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
High Island Independent School District, General Obligation Unlimited,
6.38%, 02/15/2037	$ 1,050,000	$ 1,263,419
Housing Options, Inc., Revenue Bonds,
Fixed until 05/01/2028,
3.75% (A), 11/01/2045	2,500,000	2,536,310
Ingleside Independent School District, General Obligation Unlimited,
5.00%, 08/15/2038	1,000,000	1,109,516
Kaufman County Municipal Utility District No. 14, General Obligation Unlimited,
BAM-TCRS,
3.38%, 03/01/2035	150,000	146,210
Kaufman County Municipal Utility District No. 3, General Obligation Unlimited,
Series A, BAM,
4.00%, 03/01/2035	560,000	567,048
Lakes Fresh Water Supply District of Denton County, General Obligation Unlimited,
BAM,
4.00%, 09/01/2034	610,000	623,989
Liberty Hill Independent School District, General Obligation Unlimited,
3.00%, 02/01/2036	1,650,000	1,578,931
Mckinney Municipal Utility District No. 2, General Obligation Unlimited,
BAM,
6.50%, 09/01/2032 (B)	615,000	713,132
Meyer Ranch Municipal Utility District, General Obligation Unlimited,
BAM,
4.38%, 08/15/2042	240,000	236,272
Midlothian Municipal Management District No. 2, General Obligation Unlimited,
BAM,
4.00%, 09/01/2036	840,000	842,857
Montgomery County Water Control & Improvement District No. 1, General Obligation Unlimited,
AG,
3.00%, 03/01/2034	480,000	453,315
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds,
5.00%, 01/01/2026	1,040,000	1,041,721
5.25%, 01/01/2036 (B)	1,000,000	1,091,970
North East Texas Regional Mobility Authority, Revenue Bonds,
Series B,
5.00%, 01/01/2038 - 01/01/2039	$ 535,000	586,645
North Fort Bend Water Authority, Revenue Bonds,
Series B,
2.00%, 12/15/2033	1,000,000	882,795
Northlake Municipal Management District No. 2, General Obligation Unlimited,
AG,
6.50%, 03/01/2029 - 03/01/2030 (B)	480,000	539,657
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Parkway Utility District, General Obligation Unlimited,
NATL,
3.00%, 03/01/2036	$ 425,000	$ 388,876
Pottsboro Higher Education Finance Corp., Revenue Bonds,
Series A,
3.88%, 08/15/2026	35,000	34,782
San Antonio Housing Trust Public Facility Corp., Revenue Bonds,
Fixed until 07/01/2027,
3.45% (A), 07/01/2029	2,500,000	2,505,872
San Antonio Water System, Revenue Bonds,
Series 2013-F, Fixed until 11/01/2026,
1.00% (A), 05/01/2043	125,000	121,918
Sienna Municipal Utility District No. 5, General Obligation Unlimited,
AG,
4.00%, 11/01/2034 - 11/01/2036	1,600,000	1,612,873
Southeast Regional Management District, General Obligation Unlimited,
AG,
4.25%, 04/01/2037	660,000	667,089
Southwest Higher Education Authority, Inc., Revenue Bonds,
Series A,
4.00%, 10/01/2042	750,000	725,074
Sunfield Municipal Utility District No. 3, General Obligation Unlimited,
BAM,
3.00%, 09/01/2034	510,000	477,793
Taft Independent School District, General Obligation Unlimited,
5.00%, 08/15/2041	1,300,000	1,403,320
Texas Municipal Gas Acquisition & Supply Corp. V, Revenue Bonds,
Fixed until 07/01/2033,
5.00% (A), 01/01/2055	1,900,000	2,091,263
Texas Private Activity Bond Surface Transportation Corp., Revenue Bonds,
Series A,
4.00%, 06/30/2037	395,000	394,110
Texas Public Finance Authority, Revenue Bonds,
BAM,
5.00%, 05/01/2032 - 05/01/2033	1,220,000	1,348,288
5.25%, 05/01/2034 - 05/01/2035	2,500,000	2,787,031
Texas State University System, Revenue Bonds,
Series A,
3.00%, 03/15/2037	1,900,000	1,756,507
Texas Transportation Commission, General Obligation Unlimited,
Series B, Fixed until 12/01/2025,
0.65% (A), 10/01/2041	125,000	123,393
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Travis County Municipal Utility District No. 14, General Obligation Unlimited,
AG,
3.00%, 09/01/2037	$ 200,000	$ 176,477
Travis County Municipal Utility District No. 19, General Obligation Unlimited,
AG,
6.63%, 09/01/2033 - 09/01/2034 (B)	1,270,000	1,560,844
Travis County Municipal Utility District No. 22, General Obligation Unlimited,
BAM,
4.25%, 09/01/2035	420,000	430,956
6.75%, 09/01/2030 - 09/01/2033	1,580,000	1,857,690
Uptown Development Authority, Tax Allocation,
Series A, AG-CR,
4.00%, 09/01/2038	1,800,000	1,748,248
Uptown Municipal Utility District No. 1, General Obligation Unlimited,
BAM,
6.63%, 09/01/2031 - 09/01/2032 (B)	505,000	591,709
Viridian Municipal Management District, General Obligation Unlimited,
AG,
2.25%, 12/01/2037	1,750,000	1,386,410
BAM,
4.00%, 12/01/2032	520,000	533,695
6.25%, 12/01/2029	90,000	100,747
Waller County Municipal Utility District No. 9B, General Obligation Unlimited,
BAM,
4.00%, 09/01/2046	105,000	97,914
Waller County Road Improvement District No. 1, General Obligation Unlimited,
AG-CR,
3.00%, 03/01/2037	775,000	707,750
Williamson County Municipal Utility District No. 29, General Obligation Unlimited,
AG,
4.00%, 10/01/2035 - 10/01/2039 (B)	1,250,000	1,233,638
Wilmer Municipal Utility District No. 1, General Obligation Unlimited,
AG,
7.00%, 09/01/2030 - 09/01/2034	410,000	483,795
Woodridge Municipal Utility District, General Obligation Unlimited,
BAM-TCRS,
3.38%, 09/01/2034	235,000	230,310
		121,081,869
U.S. Virgin Islands - 0.0% *
Virgin Islands Public Finance Authority, Revenue Bonds,
Series A, AG-CR,
5.00%, 10/01/2032 (E)	160,000	160,470
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Utah - 0.8%
Mida Mountain Village Public Infrastructure District, Tax Allocation,
Series 1,
5.13%, 06/15/2054 (C)	$ 2,500,000	$ 2,485,334
Series 2,
6.00%, 06/15/2054 (C)	1,500,000	1,543,928
Utah Board of Higher Education, Revenue Bonds,
Series A,
4.00%, 11/01/2034	770,000	792,379
Utah Charter School Finance Authority, Revenue Bonds,
4.00%, 10/15/2031	45,000	45,103
5.00%, 10/15/2035	250,000	250,137
Series 2020A,
4.00%, 04/15/2040	1,125,000	1,082,852
Series A,
3.00%, 10/15/2034	1,275,000	1,161,141
		7,360,874
Virginia - 2.3%
Arlington County Industrial Development Authority, Revenue Bonds,
Series A, Fixed until 07/01/2030,
5.00% (A), 07/01/2053	1,820,000	1,973,603
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds,
AG,
5.00%, 07/01/2041	935,000	940,534
Chesapeake Economic Development Authority, Revenue Bonds,
Series A, Fixed until 10/01/2027,
3.65% (A), 02/01/2032	810,000	818,925
Chesapeake Redevelopment & Housing Authority, Revenue Bonds,
Fixed until 07/01/2040,
4.50% (A), 10/01/2040	1,710,000	1,800,797
County of Fairfax Sewer, Revenue Bonds,
Series A,
4.00%, 07/15/2037	1,570,000	1,630,042
County of Goochland, General Obligation Unlimited,
4.00%, 01/15/2037	335,000	348,950
Fairfax County Industrial Development Authority, Revenue Bonds,
4.00%, 05/15/2042	1,745,000	1,739,152
Isle Wight County Industrial Development Authority, Revenue Bonds,
AG,
5.25%, 07/01/2048	7,195,000	7,556,382
Richmond Redevelopment & Housing Authority, Revenue Bonds,
FNMA,
4.50%, 05/01/2040	3,070,988	3,238,337
Virginia Housing Development Authority, Revenue Bonds,
Series E,
3.00%, 10/01/2028	775,000	774,181
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Virginia (continued)
Virginia Small Business Financing Authority, Revenue Bonds,
4.00%, 11/01/2036	$ 1,095,000	$ 1,116,974
		21,937,877
Washington - 2.4%
City of Spokane Valley, General Obligation Limited,
4.00%, 12/01/2026	505,000	505,244
Everett Housing Authority, Revenue Bonds,
4.00%, 07/01/2036	1,495,000	1,514,067
Island County Fire Protection District No. 1, General Obligation Unlimited,
4.00%, 12/01/2027	585,000	585,240
King & Snohomish Counties School District No. 417 Northshore, General Obligation Unlimited,
5.00%, 12/01/2041	1,160,000	1,276,287
King County Housing Authority, Revenue Bonds,
4.00%, 08/01/2035	1,090,000	1,123,010
Snohomish County Housing Authority, Revenue Bonds,
4.00%, 04/01/2033	410,000	422,619
Sumner Library Capital Facility Area, General Obligation Unlimited,
5.00%, 12/01/2044	2,200,000	2,335,235
Washington Health Care Facilities Authority, Revenue Bonds,
Series A,
4.25%, 10/01/2040	1,180,000	1,179,994
Series A2,
5.00%, 08/01/2044	1,000,000	1,013,471
Series A-2,
5.00%, 08/01/2032	480,000	510,388
Series B,
5.00%, 10/01/2030	2,500,000	2,736,502
Washington State Housing Finance Commission, Revenue Bonds,
5.00%, 07/01/2033 - 07/01/2045 (C)	6,115,000	6,519,943
Series 2N, GNMA, FNMA, FHLMC,
2.15%, 12/01/2033	440,000	385,925
Series A-2, BAM,
5.00%, 07/01/2030 - 07/01/2036 (C)	2,180,000	2,370,657
Yakima County School District No. 2 Union Gap, General Obligation Unlimited,
5.00%, 12/01/2044	110,000	117,361
		22,595,943
West Virginia - 0.0% *
State of West Virginia, General Obligation Unlimited,
Series A,
3.00%, 11/01/2025	125,000	125,000
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
West Virginia (continued)
West Virginia Hospital Finance Authority, Revenue Bonds,
Series B, AG,
5.38%, 09/01/2053	$ 260,000	$ 275,491
		400,491
Wisconsin - 5.4%
City of New Richmond Water & Sewer Utility, Revenue Bonds,
Series B,
2.00%, 05/01/2026	100,000	98,986
Peshtigo School District, Revenue Bonds,
4.75%, 03/01/2027	1,000,000	1,001,066
Public Finance Authority, Revenue Bonds,
Zero Coupon, 12/15/2034 - 12/15/2037 (C)	9,000,000	4,655,389
4.00%, 09/01/2029 (C)	650,000	654,040
5.00%, 12/15/2036 (C)	2,547,104	2,494,754
Series A,
4.00%, 10/01/2038	780,000	764,691
4.10%, 06/15/2026 (C)	175,000	175,593
5.00%, 06/01/2030 - 11/15/2044	1,110,000	1,163,212
6.75%, 12/01/2065 (C)	1,350,000	1,379,668
Series A, AG,
5.00%, 07/01/2036	340,000	352,485
Series A-1, BAM,
5.25%, 07/01/2042	4,925,000	5,205,231
5.38%, 07/01/2047	6,300,000	6,587,795
5.50%, 07/01/2052	5,215,000	5,470,360
5.63%, 07/01/2055	3,400,000	3,588,654
AG,
5.00%, 07/01/2037	1,865,000	1,921,078
Public Finance Authority, Tax Allocation,
5.00%, 08/01/2039	500,000	506,799
Wisconsin Center District, Revenue Bonds,
Series C, AG,
Zero Coupon, 12/15/2029	900,000	792,756
Wisconsin Health & Educational Facilities Authority, Revenue Bonds,
5.00%, 08/01/2032	670,000	516,918
	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, (continued)
Series A,
4.00%, 11/15/2039	$ 8,075,000	$ 7,872,710
Series A, AG,
4.00%, 02/15/2034	735,000	758,529
Series A-2,
4.00%, 11/15/2034	500,000	501,445
Series A-2, AG,
5.00%, 02/15/2031 - 02/15/2032	2,200,000	2,383,599
Series B,
4.20%, 08/15/2028	1,165,000	1,160,065
BAM,
5.25%, 02/15/2054	1,275,000	1,347,331
		51,353,154
Wyoming - 0.1%
Wyoming Community Development Authority, Revenue Bonds,
Series 2,
2.95%, 06/01/2033	1,485,000	1,446,667
Total Municipal Government Obligations (Cost $900,519,823)		906,193,694
REPURCHASE AGREEMENT - 10.1%
Fixed Income Clearing Corp., 1.50% (H), dated 10/31/2025, to be repurchased at $96,519,558 on 11/03/2025. Collateralized by U.S. Government Obligations, 0.00% - 4.13%, due 10/29/2026 - 10/31/2026, and with a total value of $98,437,811.	96,507,494	96,507,494
Total Repurchase Agreement (Cost $96,507,494)		96,507,494
Total Investments (Cost $997,027,317)		1,002,701,188
Net Other Assets (Liabilities) - (5.1)%		(48,608,960)
Net Assets - 100.0%		$ 954,092,228
INVESTMENT VALUATION:

Valuation Inputs (I)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$906,193,694	$—	$906,193,694
Repurchase Agreement	—	96,507,494	—	96,507,494
Total Investments	$—	$1,002,701,188	$—	$1,002,701,188
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(B)
When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2025.
Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $32,369,181, representing 3.4% of the
Fund's net assets.

(D)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2025; the maturity date disclosed is the ultimate maturity date.
(E)	Restricted security. At October 31, 2025, the total value of such securities held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Bradburn Metropolitan District No. 2 General Obligation Limited, Series A 4.00%, 12/01/2028	03/08/2018	$291,210	$292,539	0.0%*
Municipal Government Obligations	Virgin Islands Public Finance Authority Revenue Bonds, Series A, AG-CR 5.00%, 10/01/2032	07/14/2020 - 02/09/2021	170,364	160,470	0.0%*
			$461,574	$453,009	0.0%*

(F)
Security in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2025, the value of this security is $1,299,350, representing 0.1% of the Fund's net assets.

(G)	Non-income producing security.
(H)	Rate disclosed reflects the yield at October 31, 2025.
(I)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
CR	Custodial Receipts
MUNICIPAL INSURER ABBREVIATION(S):
AG	Assured Guaranty, Inc.
BAM	Build America Mutual Assurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.
TCRS	Temporary Custodian Receipts
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $900,519,823)	$906,193,694
Repurchase agreement, at value (cost $96,507,494)	96,507,494
Receivables and other assets:
Investments sold	259,090
When-issued, delayed-delivery, forward and TBA commitments sold	200,090
Shares of beneficial interest sold	2,279,599
Interest	10,827,221
Total assets	1,016,267,188
Liabilities:
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	58,668,248
Dividends and/or distributions	124,607
Shares of beneficial interest redeemed	2,624,232
Due to custodian	259,090
Investment management fees	278,770
Distribution and service fees	48,336
Transfer agent fees	63,633
Trustee and CCO fees	319
Audit and tax fees	28,130
Custody fees	21,256
Legal fees	12,525
Printing and shareholder reports fees	13,820
Registration fees	13,364
Other accrued expenses	18,630
Total liabilities	62,174,960
Net assets	$954,092,228
Net assets consist of:
Paid-in capital	$1,183,977,330
Total distributable earnings (accumulated losses)	(229,885,102)
Net assets	$954,092,228
Net assets by class:
Class A	$112,621,537
Class C	28,213,138
Class I	813,245,904
Class I2	11,649
Shares outstanding (unlimited shares, no par value):
Class A	10,546,261
Class C	2,647,006
Class I	75,881,134
Class I2	1,087
Net asset value per share: (A)
Class A	$10.68
Class C	10.66
Class I	10.72
Class I2	10.72
Maximum offering price per share: (B)
Class A	$11.04

(A)
Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Interest income	$40,303,066
Total investment income	40,303,066
Expenses:
Investment management fees	4,398,347
Distribution and service fees:
Class A	306,743
Class C	332,437
Transfer agent fees:
Class A	61,281
Class C	21,859
Class I	881,623
Class I2	1
Trustee and CCO fees	42,318
Audit and tax fees	56,260
Custody fees	119,932
Legal fees	73,956
Printing and shareholder reports fees	65,148
Registration fees	108,826
Other	54,412
Total expenses before waiver and/or reimbursement and recapture	6,523,143
Expenses waived and/or reimbursed:
Class A	(122,991)
Class C	(89,513)
Class I	(888,389)
Recapture of previously waived and/or reimbursed fees:
Class C	1,086
Class I	4,735
Net expenses	5,428,071
Net investment income (loss)	34,874,995
Net realized gain (loss) on:
Investments	(18,516,545)
Net change in unrealized appreciation (depreciation) on:
Investments	15,804,867
Net realized and change in unrealized gain (loss)	(2,711,678)
Net increase (decrease) in net assets resulting from operations	$32,163,317
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$34,874,995	$36,090,956
Net realized gain (loss)	(18,516,545)	(12,453,784)
Net change in unrealized appreciation (depreciation)	15,804,867	89,497,987
Net increase (decrease) in net assets resulting from operations	32,163,317	113,135,159
Dividends and/or distributions to shareholders:
Class A	(4,102,255)	(4,372,553)
Class C	(911,861)	(1,202,276)
Class I	(29,987,466)	(30,514,563)
Class I2	(402)	(366)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(35,001,984)	(36,089,758)
Capital share transactions:
Proceeds from shares sold:
Class A	18,559,893	16,082,188
Class C	2,876,248	5,621,799
Class I	265,197,438	288,819,011
	286,633,579	310,522,998
Dividends and/or distributions reinvested:
Class A	3,648,270	3,883,027
Class C	828,385	1,091,134
Class I	28,553,199	28,548,869
Class I2	402	366
	33,030,256	33,523,396
Cost of shares redeemed:
Class A	(52,979,461)	(48,648,083)
Class C	(9,081,257)	(13,251,301)
Class I	(404,517,184)	(380,378,468)
	(466,577,902)	(442,277,852)
Automatic conversions:
Class A	6,300,209	13,778,092
Class C	(6,300,209)	(13,778,092)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(146,914,067)	(98,231,458)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class C	—	72 (A)
	—	72
Net increase (decrease) in net assets	(149,752,734)	(21,185,985)
Net assets:
Beginning of year	1,103,844,962	1,125,030,947
End of year	$954,092,228	$1,103,844,962
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	1,751,900	1,506,866
Class C	272,640	527,302
Class I	25,057,435	26,996,123
	27,081,975	29,030,291
Shares reinvested:
Class A	345,546	363,516
Class C	78,585	102,379
Class I	2,695,014	2,663,624
Class I2	38	34
	3,119,183	3,129,553
Shares redeemed:
Class A	(5,023,501)	(4,566,516)
Class C	(860,991)	(1,248,180)
Class I	(38,228,966)	(35,670,006)
	(44,113,458)	(41,484,702)
Automatic conversions:
Class A	595,667	1,288,713
Class C	(596,789)	(1,291,103)
	(1,122)	(2,390)
Net increase (decrease) in shares outstanding:
Class A	(2,330,388)	(1,407,421)
Class C	(1,106,555)	(1,909,602)
Class I	(10,476,517)	(6,010,259)
Class I2	38	34
	(13,913,422)	(9,327,248)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$10.69	$9.99	$9.86	$11.99	$11.84
Investment operations:
Net investment income (loss) (A)	0.35	0.33	0.26	0.20	0.20
Net realized and unrealized gain (loss)	(0.01)	0.70	0.13	(2.09)	0.16
Total investment operations	0.34	1.03	0.39	(1.89)	0.36
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.33)	(0.26)	(0.20)	(0.21)
Net realized gains	—	—	—	(0.04)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.33)	(0.26)	(0.24)	(0.21)
Net asset value, end of year	$10.68	$10.69	$9.99	$9.86	$11.99
Total return (D)	3.30%	10.36%	3.90%	(15.92)%(C)	3.03%
Ratio and supplemental data:
Net assets end of year (000’s)	$112,621	$137,610	$142,644	$179,426	$284,610
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.77%	0.76%	0.74%	0.73%
Including waiver and/or reimbursement and recapture	0.69%	0.67%	0.66%	0.64%	0.63%
Net investment income (loss) to average net assets	3.33%	3.09%	2.50%	1.83%	1.69%
Portfolio turnover rate	118%	95%	66%	28%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$10.67	$9.97	$9.84	$11.96	$11.82
Investment operations:
Net investment income (loss) (A)	0.29	0.26	0.20	0.13	0.13
Net realized and unrealized gain (loss)	(0.01)	0.70	0.13	(2.07)	0.14
Total investment operations	0.28	0.96	0.33	(1.94)	0.27
Contributions from affiliate	—	0.00 (B)(C)	—	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.26)	(0.20)	(0.14)	(0.13)
Net realized gains	—	—	—	(0.04)	—
Total dividends and/or distributions to shareholders	(0.29)	(0.26)	(0.20)	(0.18)	(0.13)
Net asset value, end of year	$10.66	$10.67	$9.97	$9.84	$11.96
Total return (E)	2.68%	9.69%(C)	3.26%	(16.40)%(D)	2.30%
Ratio and supplemental data:
Net assets end of year (000’s)	$28,213	$40,038	$56,454	$77,442	$131,738
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.56%	1.55%	1.54%	1.52%	1.50%
Including waiver and/or reimbursement and recapture	1.29%	1.29%	1.29%	1.27%	1.25%
Net investment income (loss) to average net assets	2.73%	2.46%	1.87%	1.20%	1.06%
Portfolio turnover rate	118%	95%	66%	28%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$10.73	$10.02	$9.90	$12.03	$11.88
Investment operations:
Net investment income (loss) (A)	0.37	0.35	0.28	0.22	0.22
Net realized and unrealized gain (loss)	(0.00)(B)	0.71	0.12	(2.10)	0.15
Total investment operations	0.37	1.06	0.40	(1.88)	0.37
Contributions from affiliate	—	—	—	0.01 (C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.35)	(0.28)	(0.22)	(0.22)
Net realized gains	—	—	—	(0.04)	—
Total dividends and/or distributions to shareholders	(0.38)	(0.35)	(0.28)	(0.26)	(0.22)
Net asset value, end of year	$10.72	$10.73	$10.02	$9.90	$12.03
Total return	3.50%	10.64%	3.98%	(15.67)%(C)	3.16%
Ratio and supplemental data:
Net assets end of year (000’s)	$813,246	$926,186	$925,923	$1,168,497	$2,315,780
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.58%	0.56%	0.55%
Including waiver and/or reimbursement and recapture	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income (loss) to average net assets	3.53%	3.27%	2.68%	1.96%	1.84%
Portfolio turnover rate	118%	95%	66%	28%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.10%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$10.73	$10.03	$9.91	$12.04	$11.90
Investment operations:
Net investment income (loss) (A)	0.37	0.35	0.28	0.23	0.23
Net realized and unrealized gain (loss)	(0.00)(B)	0.71	0.13	(2.09)	0.14
Total investment operations	0.37	1.06	0.41	(1.86)	0.37
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	(0.36)	(0.29)	(0.23)	(0.23)
Net realized gains	—	—	—	(0.04)	—
Total dividends and/or distributions to shareholders	(0.38)	(0.36)	(0.29)	(0.27)	(0.23)
Net asset value, end of year	$10.72	$10.73	$10.03	$9.91	$12.04
Total return	3.52%	10.58%	4.02%	(15.67)%	3.14%
Ratio and supplemental data:
Net assets end of year (000’s)	$12	$11	$10	$10	$12
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.50%	0.49%	0.48%	0.46%	0.44%
Including waiver and/or reimbursement and recapture	0.50%	0.49%	0.48%	0.46%	0.44%
Net investment income (loss) to average net assets	3.53%	3.29%	2.70%	2.03%	1.93%
Portfolio turnover rate	118%	95%	66%	28%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Intermediate Muni (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.
4. SECURITIES AND OTHER INVESTMENTS
Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.
Restricted securities held at October 31, 2025, if any, are identified within the Schedule of Investments.
When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.
Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.
TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund's other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS (continued)
within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.
When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2025, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended October 31, 2025, the Fund has not entered into any secured borrowing arrangements.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, wars, social unrest, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.
Municipal securities risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the Fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.
Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.
Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A variety of factors can impact interest rates, including central bank monetary policies and inflation rates. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses. Recently, inflation and interest rates have been volatile and may increase in the future. Interest rate increases in the future may cause the value of fixed-income securities to decrease and, conversely, interest rate reductions may cause the value of fixed-income securities to increase.
Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants, ratings agencies, pricing services or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Counterparty risk: The Fund could lose money if the counterparties to derivatives, repurchase agreements and/or other financial contracts entered into for the Fund do not fulfill their contractual obligations. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against a counterparty. These risks may be greater to the extent the Fund has more contractual exposure to a counterparty.
Extension risk: When interest rates rise, payments of fixed-income securities, including asset- and mortgage-backed securities, may occur more slowly than anticipated, causing their market prices to decline.
Inflation risk: The value of assets or income from investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.
Prepayment or call risk: Many issuers have a right to prepay their fixed-income securities. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates and may be forced to reinvest the prepayment proceeds in securities with lower yields.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$11,620	0.00% (A)

(A)	Rounds to less than 0.01%.
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $150 million	0.4700%
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion up to $2 billion	0.3900
Over $2 billion up to $3 billion	0.3875
Over $3 billion	0.3825
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	0.81%	March 1, 2026
Class C	1.54	March 1, 2026
Class I	0.49	March 1, 2026
Class I2	0.51	March 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class C	$—	$3,152	$6,404	$9,556
Class I	937,776	879,608	888,389	2,705,773
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.
TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years.
Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
0.10%	0.25%	March 1, 2026
On three occasions during the year ended October 31, 2022, TCL, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCL during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, LLC” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$33,047	$2,164
Class C	—	2,497
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Class C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$948,724	$61,012
Brokerage commissions: The Fund incurred $0 brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$1,116,029,021	$—	$1,206,168,982	$10,176,533
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, interest written off and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$997,032,690	$15,513,411	$(9,844,913)	$5,668,498
As of October 31, 2025, the capital loss carryforwards available to offset future realized capital gains are as follows:
Unlimited
Short-Term	Long-Term
$57,721,078	$177,694,374
During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$1,738,654	$33,263,330	$—	$—	$2,984,260	$33,105,498	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$—	$11,653	$—	$(235,415,452)	$—	$(149,801)	$5,668,498
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica Intermediate Muni
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica Intermediate Muni (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2025.
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Intermediate Muni (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Belle Haven Investments, L.P. (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and the benchmark that TAM utilizes to measure performance of the Fund, each for the past 1- and 10-year periods and below the median for its peer universe and benchmark, each for the past 3- and 5-year periods. The Trustees also noted recent changes in the portfolio management team at the Sub-Adviser. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica Intermediate Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886784 TA INTER MUNI 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica International Equity
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Equity

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Shares	Value
COMMON STOCKS - 97.7%
Australia - 2.8%
BHP Group Ltd.	274,700	$ 7,809,538
Macquarie Group Ltd.	269,100	38,482,323
Santos Ltd.	9,245,500	38,171,274
Sonic Healthcare Ltd.	1,777,800	24,613,618
Whitehaven Coal Ltd.	3,886,400	18,308,674
		127,385,427
Belgium - 2.4%
Anheuser-Busch InBev SA	711,200	43,365,554
KBC Group NV	527,700	63,410,420
		106,775,974
Canada - 1.1%
Canadian National Railway Co.	256,300	24,576,512
CCL Industries, Inc., Class B	440,200	24,556,164
		49,132,676
Denmark - 0.6%
Novo Nordisk AS, Class B	408,000	19,896,372
Rockwool AS, B Shares	248,600	8,514,395
		28,410,767
France - 11.6%
Accor SA	935,300	47,596,949
Amundi SA (A)	446,700	33,107,349
Capgemini SE	329,752	50,741,836
Cie de Saint-Gobain SA	365,537	35,417,525
Edenred SE	1,005,500	28,893,612
FDJ UNITED	277,000	8,071,501
Rexel SA	376,717	13,026,686
Sanofi SA	517,301	52,232,992
Societe Generale SA	1,399,400	88,490,194
Sodexo SA	416,100	23,040,834
Teleperformance SE (B)	230,000	16,426,185
TotalEnergies SE	680,500	42,317,213
Veolia Environnement SA	2,466,823	81,462,942
		520,825,818
Germany - 11.6%
Allianz SE	93,202	37,406,879
BASF SE	527,500	26,017,300
CTS Eventim AG & Co. KGaA	190,100	17,003,617
Deutsche Boerse AG	137,882	34,885,068
Deutsche Post AG	949,601	43,563,394
Heidelberg Materials AG	287,342	67,267,690
Infineon Technologies AG	1,351,027	53,445,210
Merck KGaA	334,800	43,781,176
SAP SE	320,347	82,877,711
Siemens AG	264,895	74,974,085
Zalando SE (A)(C)	1,420,700	39,727,447
		520,949,577
Hong Kong - 3.4%
AIA Group Ltd.	5,833,800	56,644,666
CK Asset Holdings Ltd.	6,046,000	29,908,853
CK Hutchison Holdings Ltd.	8,839,100	58,581,909
SITC International Holdings Co. Ltd.	1,814,200	6,681,947
		151,817,375
	Shares	Value
COMMON STOCKS (continued)
Ireland - 5.1%
AerCap Holdings NV	472,749	$ 61,570,830
AIB Group PLC	7,233,721	66,578,522
DCC PLC (B)	658,131	43,315,782
Ryanair Holdings PLC	597,200	18,069,518
Smurfit WestRock PLC	1,096,815	40,494,410
		230,029,062
Israel - 0.8%
Check Point Software Technologies Ltd. (C)	187,800	36,748,704
Japan - 20.0%
Canon, Inc.	1,019,800	29,334,718
Dai Nippon Printing Co. Ltd.	647,300	10,834,536
Daikin Industries Ltd.	196,000	22,860,943
FANUC Corp.	1,154,400	36,772,108
Fujitsu Ltd.	2,751,500	71,969,999
Hitachi Ltd.	3,079,700	106,273,730
Komatsu Ltd.	652,100	21,859,377
Kyocera Corp.	1,367,400	18,189,410
Nintendo Co. Ltd.	290,500	24,590,049
Nomura Holdings, Inc.	2,515,700	17,989,108
Olympus Corp.	2,424,900	29,888,375
ORIX Corp.	2,765,000	67,460,905
Panasonic Holdings Corp.	3,353,100	39,131,467
Rakuten Group, Inc. (C)	6,181,000	40,488,739
Renesas Electronics Corp.	2,366,500	29,345,153
SBI Holdings, Inc.	1,329,100	59,628,820
Seven & i Holdings Co. Ltd.	4,283,000	54,638,751
Sony Group Corp.	3,884,500	109,192,486
Sumitomo Mitsui Financial Group, Inc.	3,266,600	88,241,229
Toyota Industries Corp.	163,100	17,806,486
		896,496,389
Luxembourg - 2.1%
ArcelorMittal SA	461,735	17,648,378
Eurofins Scientific SE	545,800	38,464,177
Tenaris SA	1,811,600	36,093,514
		92,206,069
Netherlands - 5.6%
ASML Holding NV	101,000	106,883,050
EXOR NV	134,400	11,649,696
Heineken Holding NV (B)	241,685	16,324,684
ING Groep NV, Series N	1,986,700	49,738,146
Koninklijke Philips NV	390,422	10,683,473
Prosus NV	833,500	57,576,778
		252,855,827
Norway - 2.4%
Aker BP ASA	1,491,199	38,703,381
DNB Bank ASA	2,642,200	67,377,176
		106,080,557
Republic of Korea - 1.9%
Samsung Electronics Co. Ltd.	1,127,219	85,050,740
Singapore - 1.8%
DBS Group Holdings Ltd.	1,928,720	79,913,852
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Shares	Value
COMMON STOCKS (continued)
Sweden - 2.8%
Boliden AB (C)	608,500	$ 27,477,856
Essity AB, Class B	1,619,500	44,475,414
Skandinaviska Enskilda Banken AB, Class A	2,778,700	53,057,149
		125,010,419
Switzerland - 6.6%
Cie Financiere Richemont SA, Class A	227,300	44,824,492
Glencore PLC (C)	7,705,000	36,889,832
Julius Baer Group Ltd.	511,654	34,459,953
Nestle SA	691,064	66,019,261
Novartis AG	301,315	37,168,736
Roche Holding AG	240,661	77,424,210
		296,786,484
United Kingdom - 14.6%
Ashtead Group PLC	489,700	32,641,992
Aviva PLC	4,071,512	35,761,702
Barratt Redrow PLC	3,819,942	18,883,699
BP PLC	8,463,700	49,178,274
Bunzl PLC	549,748	16,697,351
GSK PLC	2,140,980	50,078,426
Inchcape PLC	2,846,796	28,572,339
Informa PLC	1,601,551	20,362,096
Kingfisher PLC	4,980,900	20,206,040
Legal & General Group PLC	10,438,300	32,609,017
Lloyds Banking Group PLC	67,331,154	78,793,856
Pearson PLC	1,950,573	27,162,151
Persimmon PLC	1,134,800	18,023,607
Reckitt Benckiser Group PLC	570,500	43,588,922
Shell PLC	1,577,700	59,017,967
Smith & Nephew PLC	1,233,000	22,758,073
Tesco PLC	7,472,532	45,097,748
Unilever PLC	634,314	38,240,049
Wise PLC, Class A (C)	1,481,600	18,811,738
		656,485,047
	Shares	Value
COMMON STOCKS (continued)
United States - 0.5%
Linde PLC	57,000	$ 23,843,100
Total Common Stocks (Cost $3,047,159,606)		4,386,803,864
PREFERRED STOCK - 0.7%
Germany - 0.7%
Henkel AG & Co. KGaA
2.90% (D)	388,390	31,453,839
Total Preferred Stock (Cost $29,926,814)		31,453,839
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (D)	15,378,269	15,378,269
Total Other Investment Company (Cost $15,378,269)		15,378,269

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 1.50% (D), dated 10/31/2025, to be repurchased at $24,921,850 on 11/03/2025. Collateralized by a U.S. Government Obligation, 4.13%, due 10/31/2026, and with a value of $25,417,132.	$ 24,918,735	24,918,735
Total Repurchase Agreement (Cost $24,918,735)		24,918,735
Total Investments (Cost $3,117,383,424)		4,458,554,707
Net Other Assets (Liabilities) - 0.7%		33,157,901
Net Assets - 100.0%		$ 4,491,712,608
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Banks	14.3%	$635,600,544
Industrial Conglomerates	6.3	283,145,506
Pharmaceuticals	6.3	280,581,912
Oil, Gas & Consumable Fuels	5.5	245,696,783
Capital Markets	4.9	218,552,621
Semiconductors & Semiconductor Equipment	4.3	189,673,413
Household Durables	4.2	185,231,259
Insurance	3.6	162,422,264
Financial Services	2.8	126,815,951
Trading Companies & Distributors	2.8	123,936,859
IT Services	2.8	122,711,835
Software	2.7	119,626,415
Household Products	2.7	119,518,175
Technology Hardware, Storage & Peripherals	2.6	114,385,458
Consumer Staples Distribution & Retail	2.2	99,736,499
Broadline Retail	2.2	98,065,517
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Metals & Mining	2.0%	$89,825,604
Multi-Utilities	1.8	81,462,942
Hotels, Restaurants & Leisure	1.8	78,709,284
Machinery	1.7	76,437,971
Construction Materials	1.5	67,267,690
Building Products	1.5	66,792,863
Food Products	1.5	66,019,261
Containers & Packaging	1.5	65,050,574
Health Care Equipment & Supplies	1.4	63,329,921
Specialty Retail	1.3	59,933,487
Beverages	1.3	59,690,238
Chemicals	1.1	49,860,400
Textiles, Apparel & Luxury Goods	1.0	44,824,492
Air Freight & Logistics	1.0	43,563,394
Entertainment	0.9	41,593,666
Life Sciences Tools & Services	0.9	38,464,177
Personal Care Products	0.9	38,240,049
Energy Equipment & Services	0.8	36,093,514
Real Estate Management & Development	0.7	29,908,853
Distributors	0.6	28,572,339
Diversified Consumer Services	0.6	27,162,151
Health Care Providers & Services	0.6	24,613,618
Ground Transportation	0.5	24,576,512
Media	0.5	20,362,096
Electronic Equipment, Instruments & Components	0.4	18,189,410
Passenger Airlines	0.4	18,069,518
Professional Services	0.4	16,426,185
Commercial Services & Supplies	0.2	10,834,536
Marine Transportation	0.1	6,681,947
Investments	99.1	4,418,257,703
Short-Term Investments	0.9	40,297,004
Total Investments	100.0%	$ 4,458,554,707
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$211,789,720	$4,175,014,144	$—	$4,386,803,864
Preferred Stock	—	31,453,839	—	31,453,839
Other Investment Company	15,378,269	—	—	15,378,269
Repurchase Agreement	—	24,918,735	—	24,918,735
Total Investments	$227,167,989	$4,231,386,718	$—	$4,458,554,707
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $72,834,796, representing 1.6% of the
Fund's net assets.

(B)
All or a portion of the security is on loan. The total value of the securities on loan is $19,744,242, collateralized by cash collateral of $15,378,269 and non-cash collateral, such as U.S. government securities of $5,361,273. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	Non-income producing security.
(D)	Rate disclosed reflects the yield at October 31, 2025.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $3,092,464,689) (including securities loaned of $19,744,242)	$4,433,635,972
Repurchase agreement, at value (cost $24,918,735)	24,918,735
Foreign currency, at value (cost $90,850)	90,728
Receivables and other assets:
Investments sold	19,093,684
Net income from securities lending	13,007
Shares of beneficial interest sold	3,080,719
Dividends	9,960,102
Interest	1,038
Tax reclaims	28,431,189
Total assets	4,519,225,174
Liabilities:
Cash collateral received upon return of:
Securities on loan	15,378,269
Payables and other liabilities:
Investments purchased	6,695,624
Interest expense	9,956
Shares of beneficial interest redeemed	2,009,785
Due to custodian	3
Investment management fees	2,739,785
Distribution and service fees	57,548
Transfer agent fees	297,816
Trustee and CCO fees	1,522
Audit and tax fees	29,877
Custody fees	88,959
Legal fees	52,844
Printing and shareholder reports fees	86,007
Registration fees	1,648
Other accrued expenses	62,923
Total liabilities	27,512,566
Net assets	$4,491,712,608
Net assets consist of:
Paid-in capital	$2,911,327,410
Total distributable earnings (accumulated losses)	1,580,385,198
Net assets	$4,491,712,608
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

STATEMENT OF ASSETS AND LIABILITIES (continued)
At October 31, 2025
Net assets by class:
Class A	$166,651,430
Class C	15,529,385
Class I	2,654,477,716
Class I2	1,012,042,773
Class I3	55,745,033
Class R	17,949,682
Class R4	7,396,414
Class R6	561,920,175
Shares outstanding (unlimited shares, no par value):
Class A	6,644,657
Class C	628,560
Class I	104,351,727
Class I2	39,707,904
Class I3	2,169,499
Class R	696,677
Class R4	287,311
Class R6	21,796,937
Net asset value per share: (A)
Class A	$25.08
Class C	24.71
Class I	25.44
Class I2	25.49
Class I3	25.69
Class R	25.76
Class R4	25.74
Class R6	25.78
Maximum offering price per share: (B)
Class A	$26.54

(A)
Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Dividend income	$144,369,104
Interest income	2,753,422
Net income from securities lending	410,419
Withholding taxes on foreign income	(13,839,790)
Total investment income	133,693,155
Expenses:
Investment management fees	30,700,412
Distribution and service fees:
Class A	389,438
Class C	137,090
Class R	89,106
Class R4	16,097
Transfer agent fees:
Class A	553,489
Class C	20,796
Class I	2,686,990
Class I2	69,815
Class I3	4,637
Class R	4,019
Class R4	483
Class R6	41,542
Trustee and CCO fees	185,779
Audit and tax fees	69,284
Custody fees	521,577
Legal fees	315,665
Printing and shareholder reports fees	445,555
Registration fees	140,506
Insurance fees	126,367
Interest	160,914
Other	353,413
Total expenses before waiver and/or reimbursement and recapture	37,032,974
Expenses waived and/or reimbursed:
Class A	(213,544)
Class C	(945)
Recapture of previously waived and/or reimbursed fees:
Class A	39,690
Net expenses	36,858,175
Net investment income (loss)	96,834,980
Net realized gain (loss) on:
Investments	222,416,183
Foreign currency transactions	(873,424)
Net realized gain (loss)	221,542,759
Net change in unrealized appreciation (depreciation) on:
Investments	553,948,338
Translation of assets and liabilities denominated in foreign currencies	1,552,982
Net change in unrealized appreciation (depreciation)	555,501,320
Net realized and change in unrealized gain (loss)	777,044,079
Net increase (decrease) in net assets resulting from operations	$873,879,059
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$96,834,980	$100,675,990
Net realized gain (loss)	221,542,759	174,672,312
Net change in unrealized appreciation (depreciation)	555,501,320	573,217,145
Net increase (decrease) in net assets resulting from operations	873,879,059	848,565,447
Dividends and/or distributions to shareholders:
Class A	(3,737,574)	(4,511,730)
Class C	(231,959)	(313,256)
Class I	(77,444,261)	(89,248,113)
Class I2	(24,559,310)	(28,664,935)
Class I3	(1,488,891)	(3,776,645)
Class R	(344,490)	(627,978)
Class R4	(135,970)	(187,392)
Class R6	(15,501,413)	(17,688,586)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(123,443,868)	(145,018,635)
Capital share transactions:
Proceeds from shares sold:
Class A	36,485,852	28,827,277
Class C	4,716,329	2,165,922
Class I	368,716,253	458,556,032
Class I2	165,470,841	137,231,424
Class I3	3,750,029	855,055
Class R	1,914,276	1,013,391
Class R4	1,642,660	1,294,969
Class R6	184,847,377	118,747,455
	767,543,617	748,691,525
Dividends and/or distributions reinvested:
Class A	2,841,572	3,225,660
Class C	218,827	295,805
Class I	72,002,321	82,548,894
Class I2	24,559,310	28,664,935
Class I3	1,488,891	3,776,645
Class R	344,490	627,978
Class R4	135,970	187,392
Class R6	13,476,822	14,911,034
	115,068,203	134,238,343
Cost of shares redeemed:
Class A	(47,549,006)	(57,050,813)
Class C	(2,436,305)	(3,082,852)
Class I	(988,820,682)	(902,328,251)
Class I2	(173,955,089)	(279,612,321)
Class I3	(72,333,535)	(16,925,701)
Class R	(9,391,867)	(3,780,656)
Class R4	(1,462,949)	(1,953,612)
Class R6	(248,944,598)	(179,357,050)
	(1,544,894,031)	(1,444,091,256)
Automatic conversions:
Class A	2,955,088	2,715,066
Class C	(2,955,088)	(2,715,066)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(662,282,211)	(561,161,388)
Contributions from affiliate, Transamerica Fund Services, Inc.
Class A	—	3,199 (A)
Class C	—	498 (A)
	—	3,697
Net increase (decrease) in net assets	88,152,980	142,389,121
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Net assets:
Beginning of year	$4,403,559,628	$4,261,170,507
End of year	$4,491,712,608	$4,403,559,628
Capital share transactions - shares:
Shares issued:
Class A	1,658,890	1,475,378
Class C	201,251	106,906
Class I	16,326,088	22,175,284
Class I2	7,639,854	6,345,697
Class I3	174,504	40,257
Class R	82,913	48,974
Class R4	73,562	63,679
Class R6	8,303,448	5,806,393
	34,460,510	36,062,568
Shares reinvested:
Class A	141,583	163,656
Class C	11,007	15,162
Class I	3,550,409	4,144,021
Class I2	1,209,223	1,437,559
Class I3	72,735	187,893
Class R	16,707	31,103
Class R4	6,617	9,291
Class R6	656,126	739,268
	5,664,407	6,727,953
Shares redeemed:
Class A	(2,131,400)	(2,772,848)
Class C	(110,382)	(154,042)
Class I	(45,215,286)	(44,022,120)
Class I2	(7,964,958)	(13,674,410)
Class I3	(3,389,419)	(805,145)
Class R	(431,646)	(179,845)
Class R4	(65,215)	(93,028)
Class R6	(10,797,021)	(8,552,718)
	(70,105,327)	(70,254,156)
Automatic conversions:
Class A	129,728	132,359
Class C	(131,425)	(134,279)
	(1,697)	(1,920)
Net increase (decrease) in shares outstanding:
Class A	(201,199)	(1,001,455)
Class C	(29,549)	(166,253)
Class I	(25,338,789)	(17,702,815)
Class I2	884,119	(5,891,154)
Class I3	(3,142,180)	(576,995)
Class R	(332,026)	(99,768)
Class R4	14,964	(20,058)
Class R6	(1,837,447)	(2,007,057)
	(29,982,107)	(27,465,555)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$21.02	$17.96	$16.03	$21.36	$15.73
Investment operations:
Net investment income (loss) (A)	0.42	0.38	0.35	0.40	0.31
Net realized and unrealized gain (loss)	4.17	3.24	1.69	(5.03)	5.45
Total investment operations	4.59	3.62	2.04	(4.63)	5.76
Contributions from affiliate	—	0.00 (B)(C)	—	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.46)	(0.56)	(0.11)	(0.70)	(0.13)
Net realized gains	(0.07)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.53)	(0.56)	(0.11)	(0.70)	(0.13)
Net asset value, end of year	$25.08	$21.02	$17.96	$16.03	$21.36
Total return (E)	22.45%	20.37%(C)	12.73%	(22.39)%(D)	36.70%
Ratio and supplemental data:
Net assets end of year (000’s)	$166,652	$143,866	$140,914	$142,550	$111,299
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.37%	1.67%	1.74%	1.45%	1.40%
Including waiver and/or reimbursement and recapture	1.26%(F)	1.25%	1.25%	1.25%	1.25%
Net investment income (loss) to average net assets	1.87%	1.85%	1.87%	2.18%	1.52%
Portfolio turnover rate	13%	12%	16%	17%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Includes interest expense outside the operating expense limit.

For a share outstanding during the years indicated:	Class C
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$20.68	$17.65	$15.77	$21.00	$15.46
Investment operations:
Net investment income (loss) (A)	0.26	0.22	0.22	0.25	0.18
Net realized and unrealized gain (loss)	4.14	3.21	1.66	(4.94)	5.36
Total investment operations	4.40	3.43	1.88	(4.69)	5.54
Contributions from affiliate	—	0.00 (B)(C)	—	0.00 (B)(D)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.40)	—	(0.54)	—
Net realized gains	(0.07)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.37)	(0.40)	—	(0.54)	—
Net asset value, end of year	$24.71	$20.68	$17.65	$15.77	$21.00
Total return (E)	21.71%	19.54%(C)	11.92%	(22.86)%(D)	35.77%
Ratio and supplemental data:
Net assets end of year (000’s)	$15,529	$13,611	$14,549	$19,439	$30,911
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.92%	1.92%	1.93%	1.91%	1.91%
Including waiver and/or reimbursement and recapture	1.91%(F)	1.92%	1.93%	1.91%(G)	1.91%
Net investment income (loss) to average net assets	1.18%	1.11%	1.17%	1.35%	0.88%
Portfolio turnover rate	13%	12%	16%	17%	22%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	TAM has contractually agreed to reimburse 0.01% of the transfer agency fees through March 1, 2026. These amounts are not subject to recapture by TAM.
(G)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$21.31	$18.20	$16.25	$21.62	$15.95
Investment operations:
Net investment income (loss) (A)	0.50	0.46	0.44	0.47	0.40
Net realized and unrealized gain (loss)	4.24	3.29	1.69	(5.09)	5.51
Total investment operations	4.74	3.75	2.13	(4.62)	5.91
Contributions from affiliate	—	—	—	0.02 (B)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.64)	(0.18)	(0.77)	(0.24)
Net realized gains	(0.07)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.61)	(0.64)	(0.18)	(0.77)	(0.24)
Net asset value, end of year	$25.44	$21.31	$18.20	$16.25	$21.62
Total return	23.00%	20.84%	13.15%	(22.03)%(B)	37.24%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,654,478	$2,764,252	$2,683,142	$2,315,412	$2,994,603
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.86%	0.86%	0.84%	0.85%
Including waiver and/or reimbursement and recapture	0.87%	0.86%	0.86%	0.84%	0.85%
Net investment income (loss) to average net assets	2.20%	2.23%	2.30%	2.49%	1.95%
Portfolio turnover rate	13%	12%	16%	17%	22%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$21.36	$18.24	$16.28	$21.65	$15.97
Investment operations:
Net investment income (loss) (A)	0.54	0.46	0.44	0.47	0.42
Net realized and unrealized gain (loss)	4.23	3.32	1.72	(5.07)	5.51
Total investment operations	4.77	3.78	2.16	(4.60)	5.93
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.57)	(0.66)	(0.20)	(0.77)	(0.25)
Net realized gains	(0.07)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.64)	(0.66)	(0.20)	(0.77)	(0.25)
Net asset value, end of year	$25.49	$21.36	$18.24	$16.28	$21.65
Total return	23.07%	20.96%	13.31%	(22.01)%	37.36%
Ratio and supplemental data:
Net assets end of year (000’s)	$1,012,043	$829,139	$815,534	$1,168,404	$1,548,574
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.76%	0.76%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.77%	0.76%	0.76%	0.75%	0.75%
Net investment income (loss) to average net assets	2.34%	2.20%	2.31%	2.51%	2.06%
Portfolio turnover rate	13%	12%	16%	17%	22%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I3
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$21.52	$18.37	$16.40	$21.81	$16.08
Investment operations:
Net investment income (loss) (A)	0.48	0.49	0.46	0.47	0.42
Net realized and unrealized gain (loss)	4.32	3.32	1.71	(5.11)	5.56
Total investment operations	4.80	3.81	2.17	(4.64)	5.98
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.66)	(0.20)	(0.77)	(0.25)
Net realized gains	(0.07)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.63)	(0.66)	(0.20)	(0.77)	(0.25)
Net asset value, end of year	$25.69	$21.52	$18.37	$16.40	$21.81
Total return	23.07%	20.98%	13.27%	(22.03)%	37.42%
Ratio and supplemental data:
Net assets end of year (000’s)	$55,745	$114,306	$108,197	$115,536	$166,596
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.76%	0.76%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.77%	0.76%	0.76%	0.75%	0.75%
Net investment income (loss) to average net assets	2.11%	2.32%	2.39%	2.48%	2.04%
Portfolio turnover rate	13%	12%	16%	17%	22%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$21.53	$18.38	$16.40	$21.80	$16.08
Investment operations:
Net investment income (loss) (A)	0.41	0.38	0.36	0.37	0.33
Net realized and unrealized gain (loss)	4.30	3.33	1.72	(5.11)	5.55
Total investment operations	4.71	3.71	2.08	(4.74)	5.88
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.41)	(0.56)	(0.10)	(0.66)	(0.16)
Net realized gains	(0.07)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.48)	(0.56)	(0.10)	(0.66)	(0.16)
Net asset value, end of year	$25.76	$21.53	$18.38	$16.40	$21.80
Total return	22.41%	20.37%	12.70%	(22.40)%	36.74%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,950	$22,147	$20,745	$19,863	$31,246
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.29%	1.26%	1.25%	1.24%	1.24%
Including waiver and/or reimbursement and recapture	1.29%	1.26%	1.25%	1.24%	1.24%
Net investment income (loss) to average net assets	1.78%	1.80%	1.89%	1.95%	1.57%
Portfolio turnover rate	13%	12%	16%	17%	22%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R4
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$21.55	$18.40	$16.37	$21.77	$16.06
Investment operations:
Net investment income (loss) (A)	0.50	0.44	0.41	0.42	0.37
Net realized and unrealized gain (loss)	4.26	3.32	1.72	(5.11)	5.55
Total investment operations	4.76	3.76	2.13	(4.69)	5.92
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.50)	(0.61)	(0.10)	(0.71)	(0.21)
Net realized gains	(0.07)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.57)	(0.61)	(0.10)	(0.71)	(0.21)
Net asset value, end of year	$25.74	$21.55	$18.40	$16.37	$21.77
Total return	22.75%	20.66%	12.99%	(22.22)%	37.05%
Ratio and supplemental data:
Net assets end of year (000’s)	$7,396	$5,869	$5,381	$4,986	$23,706
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.01%	1.01%	1.00%	1.00%
Including waiver and/or reimbursement and recapture	1.02%	1.01%	1.01%	1.00%	1.00%
Net investment income (loss) to average net assets	2.13%	2.09%	2.12%	2.14%	1.76%
Portfolio turnover rate	13%	12%	16%	17%	22%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$21.59	$18.44	$16.46	$21.88	$16.13
Investment operations:
Net investment income (loss) (A)	0.56	0.49	0.46	0.48	0.43
Net realized and unrealized gain (loss)	4.27	3.32	1.72	(5.13)	5.57
Total investment operations	4.83	3.81	2.18	(4.65)	6.00
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.57)	(0.66)	(0.20)	(0.77)	(0.25)
Net realized gains	(0.07)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.64)	(0.66)	(0.20)	(0.77)	(0.25)
Net asset value, end of year	$25.78	$21.59	$18.44	$16.46	$21.88
Total return	23.10%	20.90%	13.28%	(21.97)%	37.37%
Ratio and supplemental data:
Net assets end of year (000’s)	$561,920	$510,370	$472,709	$397,503	$451,687
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.76%	0.76%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.77%	0.76%	0.76%	0.75%	0.75%
Net investment income (loss) to average net assets	2.42%	2.32%	2.40%	2.53%	2.05%
Portfolio turnover rate	13%	12%	16%	17%	22%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Equity (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
1. ORGANIZATION (continued)
sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims, if any, that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.
Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2025, commissions recaptured are $65,072.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
The Fund had no amounts outstanding as of October 31, 2025. For the period December 31, 2024 to October 31, 2025, the Fund's average borrowings are as follows:
Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$12,543,373	83	5.56%
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$15,378,269	$—	$—	$—	$15,378,269
Total Borrowings	$15,378,269	$—	$—	$—	$15,378,269
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Small and medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Currency risk: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK FACTORS (continued)
conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
6. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$1,048,814,894	23.35%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $1 billion	0.74
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion up to $8 billion	0.68
Over $8 billion	0.66
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.25%	March 1, 2026
Class C	1.96	March 1, 2026
Class I	0.89	March 1, 2026
Class I2, Class I3, Class R6	0.80	March 1, 2026
Class R	1.31	March 1, 2026
Class R4	1.06	March 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows. Classes not listed in the subsequent table are not subject to recapture by TAM.
	Amounts Available
	2023	2024	2025	Total
Class A	$782,190	$796,798	$213,544	$1,792,532
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.
On three occasions during the year ended October 31, 2022, TCL, the Fund's distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCL during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, LLC” within the Fund’s Financial Highlights in this shareholder report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$58,259	$103
Class C	—	631
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
On March 13, 2024, TFS, the Fund’s transfer agent, returned to Classes A and C of the Fund certain transfer agency fees charged by TFS during the period of January 1, 2016 to December 31, 2023. These amounts are reflected as “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.
TAM has contractually agreed to reimburse 0.01% of the transfer agency fees on Class C shares through March 1, 2026.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$3,338,576	$290,189
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
7. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$549,495,213	$—	$1,274,439,075	$—
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund's shareholders. During the year ended October 31, 2025, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts mark-to-market and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes and basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:
Paid-in Capital	Total Distributable Earnings
$29,276,988	$(29,276,988)
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$3,208,866,745	$1,408,548,832	$(158,830,787)	$1,249,718,045
As of October 31, 2025, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$109,556,517	$—	$13,887,351	$—	$145,018,635	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$158,810,158	$—	$154,763,803	$—	$—	$15,599,328	$1,251,211,909
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Equity
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Equity (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2025, the Fund designated $115,199,105 of qualified dividend income.
For tax purposes, the Fund has made a long-term capital gain designation of $13,887,351 for the year ended October 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 107,668,191	$9,064,821
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Equity (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
Fund’s benchmark, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886773 TA INTL EQTY 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica International Focus
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Focus

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Shares	Value
COMMON STOCKS - 96.0%
Canada - 10.8%
Alimentation Couche-Tard, Inc.	343,427	$ 17,453,550
Constellation Software, Inc.	6,611	17,398,118
Dollarama, Inc.	116,488	15,141,654
Waste Connections, Inc.	121,388	20,354,340
		70,347,662
France - 7.1%
Hermes International SCA	5,640	13,970,533
Safran SA	91,404	32,439,367
		46,409,900
Germany - 5.6%
CTS Eventim AG & Co. KGaA	167,596	14,990,732
SAP SE	81,489	21,082,207
		36,072,939
Hong Kong - 3.5%
AIA Group Ltd.	2,373,800	23,048,975
India - 3.2%
HDFC Bank Ltd., ADR	576,334	20,874,817
Italy - 2.9%
Ferrari NV	46,224	18,672,185
Japan - 20.6%
Ajinomoto Co., Inc.	989,900	28,089,240
Hoya Corp.	159,800	26,011,180
ITOCHU Corp.	509,600	29,532,396
Japan Elevator Service Holdings Co. Ltd.	1,151,200	13,576,705
Keyence Corp.	50,600	18,836,688
Pan Pacific International Holdings Corp.	2,980,100	17,747,945
		133,794,154
Netherlands - 8.5%
Adyen NV (A)(B)	10,234	17,559,854
ASM International NV	34,733	22,499,667
Wolters Kluwer NV	122,274	14,974,783
		55,034,304
Norway - 3.8%
Salmar ASA	433,436	24,369,208
Sweden - 2.1%
Lagercrantz Group AB, B Shares	542,632	13,331,261
	Shares	Value
COMMON STOCKS (continued)
Switzerland - 6.0%
Belimo Holding AG	19,936	$ 21,453,341
Sika AG	89,746	17,530,998
		38,984,339
Taiwan - 5.6%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	120,590	36,228,854
United Kingdom - 6.9%
3i Group PLC	360,106	20,815,129
Compass Group PLC	728,960	24,141,966
		44,957,095
United States - 8.5%
Coupang, Inc. (B)	501,547	16,034,458
Liberty Media Corp. - Liberty Formula One, Class C (B)	187,844	18,756,223
Linde PLC	49,426	20,674,896
		55,465,577
Uruguay - 0.9%
MercadoLibre, Inc. (B)	2,626	6,111,385
Total Common Stocks (Cost $548,568,520)		623,702,655

	Principal	Value
REPURCHASE AGREEMENT - 3.6%
Fixed Income Clearing Corp., 1.50% (C), dated 10/31/2025, to be repurchased at $23,519,494 on 11/03/2025. Collateralized by a U.S. Government Obligation, 0.00%, due 10/29/2026, and with a value of $23,986,911.	$ 23,516,554	23,516,554
Total Repurchase Agreement (Cost $23,516,554)		23,516,554
Total Investments (Cost $572,085,074)		647,219,209
Net Other Assets (Liabilities) - 0.4%		2,837,158
Net Assets - 100.0%		$ 650,056,367
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Semiconductors & Semiconductor Equipment	9.1%	$58,728,521
Broadline Retail	8.5	55,035,442
Food Products	8.1	52,458,448
Software	6.0	38,480,325
Chemicals	5.9	38,205,894
Commercial Services & Supplies	5.2	33,931,045
Entertainment	5.2	33,746,955
Aerospace & Defense	5.0	32,439,367
Electronic Equipment, Instruments & Components	5.0	32,167,949
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Trading Companies & Distributors	4.6%	$29,532,396
Health Care Equipment & Supplies	4.0	26,011,180
Hotels, Restaurants & Leisure	3.7	24,141,966
Insurance	3.6	23,048,975
Building Products	3.3	21,453,341
Banks	3.2	20,874,817
Capital Markets	3.2	20,815,129
Automobiles	2.9	18,672,185
Financial Services	2.7	17,559,854
Consumer Staples Distribution & Retail	2.7	17,453,550
Professional Services	2.3	14,974,783
Textiles, Apparel & Luxury Goods	2.2	13,970,533
Investments	96.4	623,702,655
Short-Term Investments	3.6	23,516,554
Total Investments	100.0%	$ 647,219,209
INVESTMENT VALUATION:

Valuation Inputs (D)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$207,700,480	$416,002,175	$—	$623,702,655
Repurchase Agreement	—	23,516,554	—	23,516,554
Total Investments	$207,700,480	$439,518,729	$—	$647,219,209
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
(A)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $17,559,854, representing 2.7% of the
Fund's net assets.

(B)	Non-income producing security.
(C)	Rate disclosed reflects the yield at October 31, 2025.
(D)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $548,568,520)	$623,702,655
Repurchase agreement, at value (cost $23,516,554)	23,516,554
Foreign currency, at value (cost $200)	199
Receivables and other assets:
Net income from securities lending	1,634
Shares of beneficial interest sold	19,776
Dividends	749,471
Interest	980
Tax reclaims	2,631,148
Other assets	154
Total assets	650,622,571
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	19,092
Investment management fees	481,899
Distribution and service fees	442
Transfer agent fees	5,352
Trustee and CCO fees	261
Audit and tax fees	16,563
Custody fees	14,303
Legal fees	8,720
Printing and shareholder reports fees	2,897
Registration fees	543
Other accrued expenses	16,132
Total liabilities	566,204
Net assets	$650,056,367
Net assets consist of:
Paid-in capital	$572,043,621
Total distributable earnings (accumulated losses)	78,012,746
Net assets	$650,056,367
Net assets by class:
Class A	$2,149,495
Class I	92,731
Class I2	641,314,769
Class R6	6,499,372
Shares outstanding (unlimited shares, no par value):
Class A	299,653
Class I	12,777
Class I2	88,962,354
Class R6	896,558
Net asset value per share: (A)
Class A	$7.17
Class I	7.26
Class I2	7.21
Class R6	7.25
Maximum offering price per share: (B)
Class A	$7.59

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Dividend income	$8,622,034
Interest income	1,503,500
Net income from securities lending	27,774
Withholding taxes on foreign income	(2,071,087)
Total investment income	8,082,221
Expenses:
Investment management fees	5,372,658
Distribution and service fees:
Class A	3,665
Transfer agent fees:
Class A	5,137
Class I	566
Class I2	52,694
Class R6	1,101
Trustee and CCO fees	30,924
Audit and tax fees	35,200
Custody fees	77,097
Legal fees	146,628
Printing and shareholder reports fees	38,975
Registration fees	52,053
Insurance fees	39,685
Other	42,776
Total expenses before waiver and/or reimbursement and recapture	5,899,159
Expenses waived and/or reimbursed:
Class A	(3,101)
Class I	(516)
Net expenses	5,895,542
Net investment income (loss)	2,186,679
Net realized gain (loss) on:
Investments	3,594,444
Forward foreign currency contracts	(48,831)
Foreign currency transactions	(224,136)
Net realized gain (loss)	3,321,477
Net change in unrealized appreciation (depreciation) on:
Investments	62,561,174
Translation of assets and liabilities denominated in foreign currencies	143,400
Net change in unrealized appreciation (depreciation)	62,704,574
Net realized and change in unrealized gain (loss)	66,026,051
Net increase (decrease) in net assets resulting from operations	$68,212,730
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$2,186,679	$10,363,453
Net realized gain (loss)	3,321,477	103,726,435
Net change in unrealized appreciation (depreciation)	62,704,574	(50,610,533)
Net increase (decrease) in net assets resulting from operations	68,212,730	63,479,355
Dividends and/or distributions to shareholders:
Class A	(179,956)	(58,653)
Class I	(159,695)	(20,645)
Class I2	(90,262,753)	(49,369,873)
Class R6	(2,564,143)	(1,086,982)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(93,166,547)	(50,536,153)
Capital share transactions:
Proceeds from shares sold:
Class A	1,717,148	429,176
Class I	64,132	1,535,157
Class I2	214,513,448	221,286,271
Class R6	10,249,499	2,263,483
	226,544,227	225,514,087
Dividends and/or distributions reinvested:
Class A	179,956	58,653
Class I	159,695	20,645
Class I2	90,262,753	49,369,873
Class R6	2,564,143	1,086,982
	93,166,547	50,536,153
Cost of shares redeemed:
Class A	(662,071)	(205,556)
Class I	(1,490,922)	(275,381)
Class I2	(150,432,287)	(420,117,799)
Class R6	(19,244,424)	(2,358,579)
	(171,829,704)	(422,957,315)
Net increase (decrease) in net assets resulting from capital share transactions	147,881,070	(146,907,075)
Net increase (decrease) in net assets	122,927,253	(133,963,873)
Net assets:
Beginning of year	527,129,114	661,092,987
End of year	$650,056,367	$527,129,114
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

STATEMENT OF CHANGES IN NET ASSETS (continued)
For the years ended:
	October 31, 2025	October 31, 2024
Capital share transactions - shares:
Shares issued:
Class A	241,099	52,761
Class I	8,705	184,292
Class I2	32,051,883	26,998,160
Class R6	1,494,472	275,044
	33,796,159	27,510,257
Shares reinvested:
Class A	27,601	7,539
Class I	24,270	2,637
Class I2	13,822,780	6,345,742
Class R6	390,280	139,000
	14,264,931	6,494,918
Shares redeemed:
Class A	(94,062)	(25,233)
Class I	(205,206)	(33,042)
Class I2	(21,084,425)	(53,256,774)
Class R6	(2,731,088)	(285,061)
	(24,114,781)	(53,600,110)
Net increase (decrease) in shares outstanding:
Class A	174,638	35,067
Class I	(172,231)	153,887
Class I2	24,790,238	(19,912,872)
Class R6	(846,336)	128,983
	23,946,309	(19,594,935)
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$7.93	$7.67	$6.97	$10.07	$7.77
Investment operations:
Net investment income (loss) (A)	(0.01)	0.12	0.15	0.15	0.14
Net realized and unrealized gain (loss)	0.57	0.79	0.66	(2.69)	2.23
Total investment operations	0.56	0.91	0.81	(2.54)	2.37
Contributions from affiliate	—	—	—	0.00 (B)(C)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.26)	(0.11)	(0.26)	(0.07)
Net realized gains	(1.22)	(0.39)	—	(0.30)	—
Total dividends and/or distributions to shareholders	(1.32)	(0.65)	(0.11)	(0.56)	(0.07)
Net asset value, end of year	$7.17	$7.93	$7.67	$6.97	$10.07
Total return (D)	8.74%	11.98%	11.78%	(26.67)%(C)	30.55%
Ratio and supplemental data:
Net assets end of year (000’s)	$2,149	$991	$690	$480	$530
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.41%	1.46%	1.52%	1.45%	1.42%
Including waiver and/or reimbursement and recapture	1.20%	1.20%	1.20%	1.21%(E)	1.21%(E)
Net investment income (loss) to average net assets	(0.15)%	1.46%	1.91%	1.79%	1.48%
Portfolio turnover rate	48%	169%	37%	36%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Includes interest expense outside the operating expense limit.

For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.00	$7.74	$7.02	$10.12	$7.79
Investment operations:
Net investment income (loss) (A)	0.01	0.16	0.18	0.16	0.16
Net realized and unrealized gain (loss)	0.58	0.77	0.67	(2.69)	2.24
Total investment operations	0.59	0.93	0.85	(2.53)	2.40
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.28)	(0.13)	(0.27)	(0.07)
Net realized gains	(1.22)	(0.39)	—	(0.30)	—
Total dividends and/or distributions to shareholders	(1.33)	(0.67)	(0.13)	(0.57)	(0.07)
Net asset value, end of year	$7.26	$8.00	$7.74	$7.02	$10.12
Total return	9.21%	12.16%	12.16%	(26.47)%	30.95%
Ratio and supplemental data:
Net assets end of year (000’s)	$93	$1,481	$241	$73	$29
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.92%	0.92%	1.02%	1.33%
Including waiver and/or reimbursement and recapture	0.82%(B)	0.83%(B)	0.84%(B)	0.98%(C)	0.91%(C)
Net investment income (loss) to average net assets	0.07%	1.92%	2.29%	2.05%	1.59%
Portfolio turnover rate	48%	169%	37%	36%	21%

(A)	Calculated based on average number of shares outstanding.
(B)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2026. These amounts are not subject to recapture by TAM.
(C)	TAM contractually agreed to reimburse certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$7.96	$7.70	$7.00	$10.09	$7.78
Investment operations:
Net investment income (loss) (A)	0.02	0.15	0.19	0.17	0.16
Net realized and unrealized gain (loss)	0.57	0.78	0.65	(2.66)	2.24
Total investment operations	0.59	0.93	0.84	(2.49)	2.40
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.28)	(0.14)	(0.30)	(0.09)
Net realized gains	(1.22)	(0.39)	—	(0.30)	—
Total dividends and/or distributions to shareholders	(1.34)	(0.67)	(0.14)	(0.60)	(0.09)
Net asset value, end of year	$7.21	$7.96	$7.70	$7.00	$10.09
Total return	9.28%	12.31%	12.17%	(26.24)%	31.01%
Ratio and supplemental data:
Net assets end of year (000’s)	$641,315	$510,720	$647,678	$862,508	$1,467,721
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.83%	0.82%	0.81%	0.80%
Including waiver and/or reimbursement and recapture	0.82%	0.83%	0.82%	0.81%	0.80%
Net investment income (loss) to average net assets	0.31%	1.86%	2.34%	2.06%	1.69%
Portfolio turnover rate	48%	169%	37%	36%	21%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$8.00	$7.74	$7.03	$10.13	$7.81
Investment operations:
Net investment income (loss) (A)	0.02	0.15	0.19	0.19	0.17
Net realized and unrealized gain (loss)	0.57	0.78	0.66	(2.69)	2.24
Total investment operations	0.59	0.93	0.85	(2.50)	2.41
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.28)	(0.14)	(0.30)	(0.09)
Net realized gains	(1.22)	(0.39)	—	(0.30)	—
Total dividends and/or distributions to shareholders	(1.34)	(0.67)	(0.14)	(0.60)	(0.09)
Net asset value, end of year	$7.25	$8.00	$7.74	$7.03	$10.13
Total return	9.22%	12.24%	12.11%	(26.23)%	31.02%
Ratio and supplemental data:
Net assets end of year (000’s)	$6,499	$13,937	$12,484	$11,765	$14
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.83%	0.82%	0.81%	0.80%
Including waiver and/or reimbursement and recapture	0.82%	0.83%	0.82%	0.81%	0.80%
Net investment income (loss) to average net assets	0.30%	1.84%	2.34%	2.28%	1.71%
Portfolio turnover rate	48%	169%	37%	36%	21%

(A)	Calculated based on average number of shares outstanding.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Focus (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims, if any, that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
There were no commissions recaptured during the year ended October 31, 2025, by the Fund.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
3. INVESTMENT VALUATION (continued)
the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended October 31, 2025, the Fund has not entered into any secured borrowing arrangements.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS
The Fund's investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.
Market Risk Factors: In pursuit of the Fund's investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:
Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.
Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.
Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund's exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:
Forward foreign currency contracts: The Fund is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)
value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.
Open forward foreign currency contracts at October 31, 2025, are listed within the Schedule of Investments. Unrealized appreciation (depreciation), as applicable, is shown in Unrealized appreciation or depreciation on forward foreign currency contracts within the Statement of Assets and Liabilities.
The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2025.
Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(48,831)	$—	$—	$—	$(48,831)
Total	$—	$(48,831)	$—	$—	$—	$(48,831)
The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2025.
Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	$195,401
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Currency risk: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$627,824,439	96.58%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.750%
Over $500 million up to $1 billion	0.740
Over $1 billion up to $2 billion	0.690
Over $2 billion up to $3 billion	0.675
Over $3 billion	0.660
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.20%	March 1, 2026
Class I	0.97	March 1, 2026
Class I2, Class R6	0.87	March 1, 2026
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class A	$1,908	$2,483	$3,100	$7,491
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$3,258	$—
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2026.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$59,465	$5,345
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$380,150,650	$—	$323,457,975	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund's shareholders. During the year ended October 31, 2025, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$574,954,442	$95,272,962	$(23,008,195)	$72,264,767
As of October 31, 2025, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$8,591,623	$—	$84,574,924	$—	$21,303,662	$—	$29,232,491	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$2,279,616	$—	$3,395,812	$—	$—	$—	$72,337,318
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
10. OPERATING SEGMENTS (continued)
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Focus
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Focus (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2025, the Fund designated $6,881,252 of qualified dividend income.
For tax purposes, the Fund has made a long-term capital gain designation of $84,574,924 for the year ended October 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 2,726,490	$947,234
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AGREEMENT – CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Focus (the “Fund”).
Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Management Agreement. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and TAM’s responsiveness to any questions by the Trustees.
The Board also considered the continuous and regular investment management and other services provided by TAM when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

MANAGEMENT AGREEMENT – CONTRACT RENEWAL (continued)
ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below the benchmark that TAM utilizes to measure performance of the Fund for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s sub-adviser had commenced sub-advising the Fund on October 25, 2024 pursuant to its current investment strategies.
Management Fee and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Fund’s sub-adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management fee to be received by TAM under the Management Agreement is reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Focus

MANAGEMENT AGREEMENT – CONTRACT RENEWAL (continued)
realized by TAM may not directly correlate with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and in light of any economies of scale experienced in the future.
Benefits to TAM and its Affiliates from their Relationships with the Fund
The Board considered other benefits derived by TAM and/or its affiliates from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Fund’s sub-adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Management Agreement.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886756 TA INTL FOCUS 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica International Small Cap Value
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Shares	Value
COMMON STOCKS - 96.9%
Australia - 4.7%
BlueScope Steel Ltd.	873,300	$ 13,085,064
Charter Hall Group, REIT	613,232	9,003,773
Omni Bridgeway Ltd. (A)	2,224,069	2,321,057
Qantas Airways Ltd.	2,307,700	15,401,266
SGH Ltd.	103,800	3,293,942
Whitehaven Coal Ltd.	689,500	3,248,207
Yancoal Australia Ltd. (B)	776,900	2,831,374
		49,184,683
Austria - 0.5%
Strabag SE	63,400	4,961,997
Belgium - 2.8%
Barco NV	263,634	3,762,006
D'ieteren Group (B)	65,308	11,931,447
Fagron	233,948	5,555,000
Groupe Bruxelles Lambert NV (B)	83,927	7,376,308
		28,624,761
Denmark - 1.9%
Scandinavian Tobacco Group AS (C)	870,728	11,544,392
Schouw & Co. AS	85,267	7,830,569
		19,374,961
Finland - 0.7%
Enento Group OYJ (B)(C)	182,800	3,249,062
Raisio OYJ, V Shares	1,574,783	4,565,162
		7,814,224
France - 6.2%
Coface SA	676,100	11,907,806
Elis SA (B)	674,200	18,775,139
ICADE, REIT (B)	85,400	2,078,975
JCDecaux SE	344,300	6,266,379
Kaufman & Broad SA	267,029	8,987,497
Tikehau Capital SCA (B)	233,700	4,854,125
Virbac SACA	27,300	11,155,174
		64,025,095
Germany - 4.1%
Borussia Dortmund GmbH & Co. KGaA	544,880	2,151,092
DWS Group GmbH & Co. KGaA (C)	134,900	8,622,059
Eckert & Ziegler SE	183,400	3,578,935
Elmos Semiconductor SE	76,200	7,184,652
Gerresheimer AG (B)	157,400	5,007,389
K&S AG	205,700	2,681,602
SAF-Holland SE	501,488	8,150,366
SUSS MicroTec SE	109,700	3,525,306
Takkt AG	290,813	1,508,425
		42,409,826
Greece - 1.2%
Motor Oil Hellas Corinth Refineries SA	422,951	12,685,127
Hong Kong - 0.4%
Great Eagle Holdings Ltd.	1,659,493	3,109,461
	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Langham Hospitality Investments & Langham Hospitality Investments Ltd.	110,632	$ 7,261
Pacific Textiles Holdings Ltd.	6,798,600	1,268,632
		4,385,354
Ireland - 4.0%
Bank of Ireland Group PLC	2,322,900	37,980,207
C&C Group PLC	2,240,285	4,026,109
		42,006,316
Italy - 3.0%
BFF Bank SpA (A)(C)	1,014,200	12,227,925
Buzzi SpA	314,500	18,904,815
		31,132,740
Japan - 32.3%
A&D HOLON Holdings Co. Ltd.	469,200	6,171,361
Air Water, Inc.	490,900	6,864,509
Bushiroad, Inc.	465,000	868,990
Capcom Co. Ltd.	765,200	20,029,958
CKD Corp.	496,800	10,686,471
DTS Corp.	1,519,200	12,677,251
Fuji Corp.	513,200	9,981,941
FULLCAST Holdings Co. Ltd.	244,600	2,685,505
Furyu Corp.	161,800	1,097,145
Galilei Co. Ltd.	261,100	6,082,337
GMO internet group, Inc.	501,300	11,225,659
Hikari Tsushin, Inc.	69,500	18,399,844
Horiba Ltd.	187,700	17,496,013
Hosokawa Micron Corp.	111,100	4,109,208
Japan Petroleum Exploration Co. Ltd.	989,900	8,260,407
Kadokawa Corp.	244,800	5,485,007
Kaken Pharmaceutical Co. Ltd.	94,500	2,247,372
Katitas Co. Ltd.	224,900	3,661,502
Kumiai Chemical Industry Co. Ltd. (B)	776,300	3,435,446
MatsukiyoCocokara & Co.	366,300	6,637,420
MEITEC Group Holdings, Inc.	351,300	7,205,628
Nakanishi, Inc.	595,300	7,891,752
Nextage Co. Ltd.	164,100	2,473,586
Nichiha Corp.	306,100	5,450,252
Nippon Parking Development Co. Ltd.	2,633,500	4,613,880
Organo Corp.	157,300	13,554,889
Paramount Bed Holdings Co. Ltd.	318,000	7,294,335
PCA Corp.	421,700	4,878,925
Rohto Pharmaceutical Co. Ltd.	470,900	7,299,851
RS Technologies Co. Ltd.	157,400	3,937,298
Sanwa Holdings Corp.	783,900	21,414,697
Square Enix Holdings Co. Ltd.	806,100	15,618,809
Starts Corp., Inc.	157,900	4,902,677
Takasago Thermal Engineering Co. Ltd.	659,000	19,567,737
TKC Corp.	133,900	3,505,850
Token Corp.	86,100	7,905,490
Tokyotokeiba Co. Ltd.	70,100	2,515,431
USS Co. Ltd.	1,411,400	15,587,585
Wakita & Co. Ltd.	388,400	4,473,493
Yonex Co. Ltd.	612,000	15,765,622
		333,961,133
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Shares	Value
COMMON STOCKS (continued)
Netherlands - 4.7%
Euronext NV (C)	90,080	$ 12,875,009
Koninklijke Vopak NV (B)	241,100	10,916,066
Van Lanschot Kempen NV (B)	425,200	24,848,415
		48,639,490
Norway - 3.9%
ABG Sundal Collier Holding ASA	7,531,827	5,227,311
Aker ASA, Class A	167,600	13,021,813
Protector Forsikring ASA	308,500	13,903,325
Var Energi ASA	2,320,300	7,806,681
		39,959,130
Republic of Korea - 2.6%
Eugene Technology Co. Ltd.	335,509	22,347,643
Value Added Technology Co. Ltd.	304,500	4,691,191
		27,038,834
Singapore - 0.9%
ASMPT Ltd.	881,100	9,297,952
Spain - 2.4%
Fluidra SA (B)	172,000	4,980,186
Logista Integral SA	488,064	16,269,438
Vidrala SA	42,500	4,046,378
		25,296,002
Sweden - 2.5%
Cloetta AB, B Shares	3,185,300	11,869,121
Husqvarna AB, B Shares (B)	831,600	3,965,314
Ratos AB, B Shares (B)	708,900	2,875,820
Trelleborg AB, B Shares (B)	162,000	6,778,243
		25,488,498
Switzerland - 3.5%
Swissquote Group Holding SA	56,576	35,854,315
United Kingdom - 14.6%
Barratt Redrow PLC	2,741,628	13,553,106
Bellway PLC	380,400	13,112,950
Burberry Group PLC (A)	387,300	6,296,349
Clarkson PLC	205,800	9,800,528
Domino's Pizza Group PLC	2,118,600	5,418,898
Howden Joinery Group PLC	1,158,800	13,145,191
ICG PLC	366,035	9,285,408
IG Group Holdings PLC	1,140,135	16,685,436
Inchcape PLC	455,800	4,574,712
Informa PLC	1,628,927	20,710,154
Lancashire Holdings Ltd.	801,000	7,029,186
	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Morgan Sindall Group PLC	178,100	$ 10,879,601
Oxford Metrics PLC (B)	1,099,600	641,378
Savills PLC	692,400	9,168,825
Schroders PLC	2,109,700	10,515,117
		150,816,839
Total Common Stocks (Cost $728,588,923)		1,002,957,277
PREFERRED STOCK - 0.6%
Italy - 0.6%
Danieli & C Officine Meccaniche SpA
0.99% (D)(E)	172,390	6,604,966
Total Preferred Stock (Cost $3,117,745)		6,604,966
RIGHTS - 0.0% *
Spain - 0.0% *
Vidrala SA, (A) Expiration Date 11/17/2025	42,500	200,849
Total Rights (Cost $171,591)		200,849
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 4.02% (E)	4,341,488	4,341,488
Total Other Investment Company (Cost $4,341,488)		4,341,488

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 1.50% (E), dated 10/31/2025, to be repurchased at $15,005,864 on 11/03/2025. Collateralized by a U.S. Government Obligation, 0.00%, due 10/29/2026, and with a value of $15,304,217.	$ 15,003,989	15,003,989
Total Repurchase Agreement (Cost $15,003,989)		15,003,989
Total Investments (Cost $751,223,736)		1,029,108,569
Net Other Assets (Liabilities) - 0.6%		5,861,122
Net Assets - 100.0%		$ 1,034,969,691
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Capital Markets	12.8%	$131,643,015
Machinery	6.5	66,743,555
Building Products	4.5	46,432,686
Semiconductors & Semiconductor Equipment	4.5	46,292,851
Oil, Gas & Consumable Fuels	4.4	45,747,862
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENTS BY INDUSTRY (continued):

Industry	Percentage of Total Investments	Value
Household Durables	4.2%	$43,559,043
Entertainment	3.8	38,668,849
Banks	3.7	37,980,207
Insurance	3.2	32,840,317
Media	3.2	32,461,540
Industrial Conglomerates	3.1	31,421,657
Electronic Equipment, Instruments & Components	2.7	27,429,380
Commercial Services & Supplies	2.4	24,897,444
Food Products	2.4	24,264,852
IT Services	2.3	23,902,910
Health Care Equipment & Supplies	2.3	23,456,213
Financial Services	2.1	21,925,290
Trading Companies & Distributors	2.0	20,912,626
Real Estate Management & Development	2.0	20,849,726
Construction Materials	1.8	18,904,815
Specialty Retail	1.8	18,061,171
Leisure Products	1.6	16,862,767
Professional Services	1.6	16,646,045
Distributors	1.6	16,506,159
Air Freight & Logistics	1.6	16,269,438
Construction & Engineering	1.5	15,841,598
Passenger Airlines	1.5	15,401,266
Pharmaceuticals	1.3	13,402,546
Metals & Mining	1.3	13,085,064
Chemicals	1.3	12,981,557
Tobacco	1.1	11,544,392
Diversified REITs	1.1	11,082,748
Marine Transportation	1.0	9,800,528
Automobile Components	0.8	8,150,366
Hotels, Restaurants & Leisure	0.8	7,934,329
Textiles, Apparel & Luxury Goods	0.7	7,564,981
Personal Care Products	0.7	7,299,851
Consumer Staples Distribution & Retail	0.6	6,637,420
Health Care Providers & Services	0.5	5,555,000
Software	0.5	5,520,303
Life Sciences Tools & Services	0.5	5,007,389
Containers & Packaging	0.4	4,247,227
Beverages	0.4	4,026,109
Investments	98.1	1,009,763,092
Short-Term Investments	1.9	19,345,477
Total Investments	100.0%	$ 1,029,108,569
INVESTMENT VALUATION:

Valuation Inputs (F)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$—	$1,002,957,277	$—	$1,002,957,277
Preferred Stock	—	6,604,966	—	6,604,966
Rights	—	200,849	—	200,849
Other Investment Company	4,341,488	—	—	4,341,488
Repurchase Agreement	—	15,003,989	—	15,003,989
Total Investments	$4,341,488	$1,024,767,081	$—	$1,029,108,569
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $21,943,602, collateralized by cash collateral of $4,341,488 and non-cash collateral, such as U.S. government securities of $18,767,597. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)
Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2025, the total value of 144A securities is $48,518,447, representing 4.7% of the
Fund's net assets.

(D)
Floating or variable rate security. The rate disclosed is as of October 31, 2025. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

(E)	Rate disclosed reflects the yield at October 31, 2025.
(F)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $736,219,747) (including securities loaned of $21,943,602)	$1,014,104,580
Repurchase agreement, at value (cost $15,003,989)	15,003,989
Foreign currency, at value (cost $5,763,361)	5,669,959
Receivables and other assets:
Net income from securities lending	5,777
Shares of beneficial interest sold	670,768
Dividends	3,014,631
Interest	625
Tax reclaims	2,083,228
Total assets	1,040,553,557
Liabilities:
Cash collateral received upon return of:
Securities on loan	4,341,488
Payables and other liabilities:
Shares of beneficial interest redeemed	354,719
Investment management fees	749,902
Transfer agent fees	46,195
Trustee and CCO fees	355
Audit and tax fees	21,695
Custody fees	31,575
Legal fees	10,319
Printing and shareholder reports fees	10,690
Registration fees	427
Other accrued expenses	16,501
Total liabilities	5,583,866
Net assets	$1,034,969,691
Net assets consist of:
Paid-in capital	$761,423,742
Total distributable earnings (accumulated losses)	273,545,949
Net assets	$1,034,969,691
Net assets by class:
Class I	$474,886,269
Class I2	490,652,251
Class R6	69,431,171
Shares outstanding (unlimited shares, no par value):
Class I	26,624,644
Class I2	27,427,995
Class R6	3,811,407
Net asset value per share: (A)
Class I	$17.84
Class I2	17.89
Class R6	18.22

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Dividend income	$35,553,995
Interest income	646,148
Net income from securities lending	132,843
Withholding taxes on foreign income	(3,658,260)
Total investment income	32,674,726
Expenses:
Investment management fees	7,658,170
Transfer agent fees:
Class I	424,499
Class I2	34,356
Class R6	1,638
Trustee and CCO fees	39,174
Audit and tax fees	39,530
Custody fees	169,391
Legal fees	63,606
Printing and shareholder reports fees	66,393
Registration fees	55,365
Insurance fees	32,209
Interest	3,581
Other	46,604
Total expenses before waiver and/or reimbursement and recapture	8,634,516
Expenses waived and/or reimbursed:
Class R6	(672)
Recapture of previously waived and/or reimbursed fees:
Class R6	672
Net expenses	8,634,516
Net investment income (loss)	24,040,210
Net realized gain (loss) on:
Investments	2,997,974
Foreign currency transactions	(221,766)
Net realized gain (loss)	2,776,208
Net change in unrealized appreciation (depreciation) on:
Investments	163,317,083
Translation of assets and liabilities denominated in foreign currencies	56,564
Net change in unrealized appreciation (depreciation)	163,373,647
Net realized and change in unrealized gain (loss)	166,149,855
Net increase (decrease) in net assets resulting from operations	$190,190,065
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$24,040,210	$17,652,402
Net realized gain (loss)	2,776,208	16,438,186
Net change in unrealized appreciation (depreciation)	163,373,647	112,655,410
Net increase (decrease) in net assets resulting from operations	190,190,065	146,745,998
Dividends and/or distributions to shareholders:
Class I	(20,151,412)	(10,359,911)
Class I2	(23,366,723)	(10,691,629)
Class R6 (A)	(389)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(43,518,524)	(21,051,540)
Capital share transactions:
Proceeds from shares sold:
Class I	141,072,263	85,381,363
Class I2	13,239,215	56,323,915
Class R6 (A)	69,246,509	10,000
	223,557,987	141,715,278
Dividends and/or distributions reinvested:
Class I	19,862,741	10,224,018
Class I2	23,366,723	10,691,629
Class R6 (A)	389	—
	43,229,853	20,915,647
Cost of shares redeemed:
Class I	(112,432,616)	(103,279,589)
Class I2	(36,071,049)	(30,666,136)
Class R6 (A)	(1,896,933)	—
	(150,400,598)	(133,945,725)
Net increase (decrease) in net assets resulting from capital share transactions	116,387,242	28,685,200
Net increase (decrease) in net assets	263,058,783	154,379,658
Net assets:
Beginning of year	771,910,908	617,531,250
End of year	$1,034,969,691	$771,910,908
Capital share transactions - shares:
Shares issued:
Class I	8,625,258	5,844,436
Class I2	934,766	3,590,905
Class R6 (A)	3,914,131	653
	13,474,155	9,435,994
Shares reinvested:
Class I	1,412,713	733,957
Class I2	1,658,391	765,876
Class R6 (A)	27	—
	3,071,131	1,499,833
Shares redeemed:
Class I	(7,099,426)	(7,186,459)
Class I2	(2,296,554)	(2,082,136)
Class R6 (A)	(103,404)	—
	(9,499,384)	(9,268,595)
Net increase (decrease) in shares outstanding:
Class I	2,938,545	(608,066)
Class I2	296,603	2,274,645
Class R6 (A)	3,810,754	653
	7,045,902	1,667,232

(A)	Commenced operations on May 31, 2024.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$15.17	$12.55	$11.25	$16.30	$11.94
Investment operations:
Net investment income (loss) (A)	0.44	0.35	0.33	0.27	0.28
Net realized and unrealized gain (loss)	3.07	2.69	1.41	(4.74)	4.23
Total investment operations	3.51	3.04	1.74	(4.47)	4.51
Contributions from affiliate	—	—	—	0.01 (B)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.63)	(0.42)	(0.09)	(0.42)	(0.15)
Net realized gains	(0.21)	—	(0.35)	(0.17)	—
Total dividends and/or distributions to shareholders	(0.84)	(0.42)	(0.44)	(0.59)	(0.15)
Net asset value, end of year	$17.84	$15.17	$12.55	$11.25	$16.30
Total return	24.70%	24.55%	15.54%	(28.23)%(B)	37.93%
Ratio and supplemental data:
Net assets end of year (000’s)	$474,887	$359,244	$304,824	$233,431	$348,810
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.09%	1.11%	1.10%	1.09%
Including waiver and/or reimbursement and recapture	1.02%	1.09%	1.11%	1.10%	1.09%
Net investment income (loss) to average net assets	2.67%	2.39%	2.47%	2.06%	1.82%
Portfolio turnover rate	6%	15%	18%	14%	14%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$15.21	$12.58	$11.28	$16.34	$11.96
Investment operations:
Net investment income (loss) (A)	0.46	0.37	0.34	0.29	0.30
Net realized and unrealized gain (loss)	3.08	2.70	1.41	(4.75)	4.24
Total investment operations	3.54	3.07	1.75	(4.46)	4.54
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.65)	(0.44)	(0.10)	(0.43)	(0.16)
Net realized gains	(0.21)	—	(0.35)	(0.17)	—
Total dividends and/or distributions to shareholders	(0.86)	(0.44)	(0.45)	(0.60)	(0.16)
Net asset value, end of year	$17.89	$15.21	$12.58	$11.28	$16.34
Total return	24.82%	24.67%	15.63%	(28.23)%	38.13%
Ratio and supplemental data:
Net assets end of year (000’s)	$490,652	$412,657	$312,707	$334,444	$489,410
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.99%	1.01%	1.01%	0.99%
Including waiver and/or reimbursement and recapture	0.93%	0.99%	1.01%	1.01%	0.99%
Net investment income (loss) to average net assets	2.80%	2.49%	2.53%	2.18%	1.92%
Portfolio turnover rate	6%	15%	18%	14%	14%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024 (A)
Net asset value, beginning of year	$15.21	$15.32
Investment operations:
Net investment income (loss) (B)	0.29	0.12
Net realized and unrealized gain (loss)	3.31	(0.23)(C)
Total investment operations	3.60	(0.11)
Contributions from affiliate	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.38)	—
Net realized gains	(0.21)	—
Total dividends and/or distributions to shareholders	(0.59)	—
Net asset value, end of year	$18.22	$15.21
Total return	24.76%	(0.72)%(D)
Ratio and supplemental data:
Net assets end of year (000’s)	$69,431	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.98%(E)
Including waiver and/or reimbursement and recapture	0.93%(F)	0.98%(E)
Net investment income (loss) to average net assets	1.59%	1.84%(E)
Portfolio turnover rate	6%	15%

(A)	Commenced operations on May 31, 2024.
(B)	Calculated based on average number of shares outstanding.
(C)
The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes in Net Assets due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Small Cap Value (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims, if any, that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2025, commissions recaptured are $6,280.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2025, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025. For the period December 31, 2024 to October 31, 2025, the Fund's average borrowings are as follows:
Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$3,850,000	6	5.58%
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2025.
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,341,488	$—	$—	$—	$4,341,488
Total Borrowings	$4,341,488	$—	$—	$—	$4,341,488
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Currency risk: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate or volatile environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.
Medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Valuation risk: Certain investments may be more difficult to value than other types of investments. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services, or that are valued using a fair value methodology. These differences may increase significantly and affect fund investments more broadly during periods of market volatility. Investors who purchase or redeem fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers. Fair value pricing involves subjective judgment, which may prove to be incorrect.
Focused investing risk: To the extent the Fund invests a significant portion of its assets in a limited number of countries, regions, sectors, industries or market segments, in a limited number of issuers, or in issuers in related businesses or that are subject to related operating risks, the Fund will be more susceptible to negative events affecting those countries, regions, sectors, industries, segments or issuers, and the value of its shares may be more volatile than if it invested more widely.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$485,814,773	46.94%
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $300 million	0.895%
Over $300 million up to $750 million	0.870
Over $750 million up to $1 billion	0.770
Over $1 billion	0.750
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2025
Class I	1.10%	March 1, 2026
Class I2	1.00	March 1, 2026
Class R6	1.04	March 1, 2026
Prior to March 1, 2025
Class I	1.10
Class I2	1.00
Class R6	1.06
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
As of October 31, 2025, there are no amounts available for recapture by TAM.
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$454,030	$44,949
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$139,666,203	$—	$56,180,391	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund's shareholders. During the year ended October 31, 2025, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$788,987,910	$302,599,827	$(62,479,168)	$240,120,659
As of October 31, 2025, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$32,600,441	$—	$10,918,083	$—	$21,051,540	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$31,640,558	$—	$1,921,662	$—	$—	$—	$239,983,729
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
10. OPERATING SEGMENTS (continued)
form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Small Cap Value
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Small Cap Value (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2025, the Fund designated $28,422,331 of qualified dividend income.
For tax purposes, the Fund has made a long-term capital gain designation of $10,918,083 for the year ended October 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 26,919,479	$2,760,629
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Small Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and the benchmark that TAM utilizes to measure performance of the Fund, each for the past 1-, 3-, 5- and 10-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on August 30, 2024 and was not fully reflected in the comparative data.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886756 TA INTL SCV 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, LLC
TRANSAMERICA FUNDS
ANNUAL FINANCIAL STATEMENTS
(Includes N-CSR Items 7-11)
October 31, 2025
Transamerica International Stock
Customer Service: 888-233-4339
1801 California St., Suite 5200
Denver, CO 80202
transamerica.com

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a Fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.
Transamerica Funds
Annual Financial Statements 2025

ITEM 7 – FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS
FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Transamerica International Stock

SCHEDULE OF INVESTMENTS
At October 31, 2025

	Shares	Value
COMMON STOCKS - 94.7%
Australia - 5.2%
ANZ Group Holdings Ltd.	67,164	$ 1,610,599
Aristocrat Leisure Ltd.	77,356	3,206,399
BlueScope Steel Ltd.	99,837	1,495,905
Evolution Mining Ltd.	1,053,557	7,486,257
Goodman Group, REIT	80,539	1,740,571
Macquarie Group Ltd.	16,618	2,376,437
Northern Star Resources Ltd.	223,380	3,596,937
Qantas Airways Ltd.	673,799	4,496,840
QBE Insurance Group Ltd.	141,738	1,839,945
South32 Ltd.	339,552	704,275
Westpac Banking Corp.	99,860	2,531,209
		31,085,374
Belgium - 0.2%
Anheuser-Busch InBev SA	24,632	1,501,941
Denmark - 2.1%
Danske Bank AS	129,742	5,793,278
Genmab AS (A)	7,451	2,113,759
Novo Nordisk AS, Class B	92,132	4,492,874
		12,399,911
Finland - 0.8%
Nokia OYJ	522,201	3,529,630
UPM-Kymmene OYJ (B)	37,392	1,003,365
		4,532,995
France - 6.7%
BNP Paribas SA	21,884	1,691,561
Cie de Saint-Gobain SA	27,896	2,702,893
Credit Agricole SA	74,649	1,345,731
Eiffage SA	28,939	3,559,143
Engie SA	118,805	2,779,894
Hermes International SCA	628	1,555,584
L'Oreal SA	7,530	3,147,604
LVMH Moet Hennessy Louis Vuitton SE	1,594	1,124,626
Safran SA	5,570	1,976,798
Sanofi SA	39,258	3,963,965
Societe Generale SA	122,611	7,753,231
TotalEnergies SE	60,204	3,743,814
Unibail-Rodamco-Westfield, REIT (A)	31,250	3,228,861
Veolia Environnement SA	51,920	1,714,576
		40,288,281
Germany - 9.7%
Allianz SE	3,148	1,263,458
Bayer AG	84,431	2,622,758
Bayerische Motoren Werke AG	29,654	2,759,065
Deutsche Bank AG	189,961	6,772,388
Deutsche Telekom AG	194,126	6,016,889
E.ON SE	225,187	4,189,328
Fresenius SE & Co. KGaA	43,000	2,479,189
Infineon Technologies AG	67,089	2,653,970
MTU Aero Engines AG	6,892	3,003,651
Rheinmetall AG	2,949	5,783,679
SAP SE	39,111	10,118,497
	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Siemens AG	30,717	$ 8,693,932
Vonovia SE	61,031	1,832,549
		58,189,353
Hong Kong - 1.3%
AIA Group Ltd.	413,200	4,012,064
Hong Kong Exchanges & Clearing Ltd.	44,700	2,436,754
Jardine Matheson Holdings Ltd.	24,400	1,433,500
		7,882,318
Ireland - 0.2%
DCC PLC (B)	16,573	1,090,774
Israel - 1.5%
Bank Hapoalim BM	110,235	2,235,859
Teva Pharmaceutical Industries Ltd., ADR (A)	323,027	6,615,593
		8,851,452
Italy - 3.0%
ENEL SpA	352,743	3,566,601
Ferrari NV	3,637	1,452,593
Intesa Sanpaolo SpA	1,272,048	8,175,677
Leonardo SpA	76,629	4,494,049
		17,688,920
Japan - 24.4%
Asahi Group Holdings Ltd.	270,700	2,917,609
Chugoku Electric Power Co., Inc. (B)	175,900	979,885
Dai-ichi Life Holdings, Inc.	344,900	2,428,243
Daiichi Sankyo Co. Ltd.	83,700	1,992,702
Daiwa House Industry Co. Ltd.	102,600	3,483,913
Disco Corp.	7,400	2,478,191
FUJIFILM Holdings Corp.	301,800	7,010,862
Fujitsu Ltd.	225,200	5,890,476
Honda Motor Co. Ltd.	263,700	2,669,340
ITOCHU Corp.	126,800	7,348,328
Japan Tobacco, Inc.	155,100	5,399,465
JFE Holdings, Inc.	160,000	1,836,091
KDDI Corp.	445,600	7,117,282
Kirin Holdings Co. Ltd.	428,500	6,018,352
Marubeni Corp.	281,000	6,928,817
Mitsubishi Corp.	69,600	1,676,434
Mitsubishi UFJ Financial Group, Inc.	416,200	6,292,557
Mitsui & Co. Ltd.	130,500	3,219,525
Mizuho Financial Group, Inc.	93,090	3,110,248
MS&AD Insurance Group Holdings, Inc.	80,600	1,666,288
Murata Manufacturing Co. Ltd.	62,700	1,380,043
NEC Corp.	171,800	6,262,880
Nintendo Co. Ltd.	52,900	4,477,844
Nomura Holdings, Inc.	598,500	4,279,716
NTT, Inc.	3,843,700	3,950,698
Otsuka Holdings Co. Ltd.	90,500	4,917,572
Recruit Holdings Co. Ltd.	41,900	2,095,680
Renesas Electronics Corp.	97,000	1,202,823
Sekisui Chemical Co. Ltd.	189,300	3,285,818
SoftBank Group Corp.	24,200	4,250,036
Sony Financial Group, Inc. (A)	194,800	196,430
Sony Group Corp.	194,800	5,475,787
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Sumitomo Corp.	186,000	$ 5,414,288
Sumitomo Mitsui Financial Group, Inc.	232,400	6,277,861
Suzuki Motor Corp.	204,200	3,058,164
Takeda Pharmaceutical Co. Ltd.	99,500	2,681,354
Tokyo Electron Ltd.	8,600	1,907,391
Toyota Motor Corp.	211,500	4,306,580
		145,885,573
Netherlands - 5.6%
ASM International NV	3,188	2,065,152
ASML Holding NV	14,216	15,044,054
Koninklijke Ahold Delhaize NV	71,314	2,918,925
Koninklijke Philips NV	90,523	2,477,064
NN Group NV	47,042	3,219,760
Prosus NV	82,642	5,708,770
Stellantis NV	223,088	2,257,196
		33,690,921
New Zealand - 0.4%
Xero Ltd. (A)	24,670	2,340,529
Portugal - 0.3%
EDP SA	381,958	1,897,537
Singapore - 3.3%
DBS Group Holdings Ltd.	264,280	10,950,077
Oversea-Chinese Banking Corp. Ltd.	463,400	6,063,078
Sea Ltd., ADR (A)	16,377	2,558,906
		19,572,061
Spain - 4.8%
Banco Bilbao Vizcaya Argentaria SA	203,211	4,083,820
Banco Santander SA (B)	1,281,225	13,034,273
Iberdrola SA	431,017	8,726,499
Redeia Corp. SA	82,633	1,486,804
Repsol SA	59,868	1,095,484
		28,426,880
Sweden - 1.4%
Alfa Laval AB	52,468	2,507,352
Assa Abloy AB, Class B	78,142	2,950,400
SKF AB, B Shares (B)	107,559	2,773,817
		8,231,569
Switzerland - 6.3%
ABB Ltd.	67,316	4,990,460
Alcon AG	40,537	3,012,255
Holcim AG	37,628	3,335,671
Nestle SA	23,287	2,224,672
Novartis AG	67,646	8,344,478
Roche Holding AG	21,447	6,899,818
UBS Group AG	239,492	9,145,187
		37,952,541
United Kingdom - 17.5%
3i Group PLC	195,229	11,284,837
AstraZeneca PLC	32,045	5,249,559
	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
BAE Systems PLC	133,440	$ 3,279,864
Barclays PLC	1,852,637	9,905,601
BP PLC	386,674	2,246,767
British American Tobacco PLC	72,622	3,724,552
Compass Group PLC	75,975	2,516,168
GSK PLC	122,497	2,865,257
Halma PLC	54,518	2,539,655
HSBC Holdings PLC	762,259	10,648,668
Imperial Brands PLC	137,033	5,445,611
Lloyds Banking Group PLC	5,109,533	5,979,399
NatWest Group PLC	378,671	2,905,166
RELX PLC	70,642	3,115,376
Rio Tinto PLC	39,814	2,869,378
Rolls-Royce Holdings PLC	776,577	11,905,605
Sage Group PLC	134,638	2,033,165
Shell PLC	112,216	4,197,731
SSE PLC	85,455	2,150,944
Standard Chartered PLC	125,113	2,563,208
Unilever PLC	91,975	5,544,775
Vodafone Group PLC	1,283,024	1,553,027
		104,524,313
Total Common Stocks (Cost $423,462,576)		566,033,243
EXCHANGE-TRADED FUND - 1.0%
United States - 1.0%
iShares MSCI EAFE ETF (C)	$ 62,993	5,952,209
Total Exchange-Traded Fund (Cost $5,884,818)		5,952,209
PREFERRED STOCK - 0.5%
Germany - 0.5%
Volkswagen AG
7.04% (D)	32,363	3,365,496
Total Preferred Stock (Cost $4,267,483)		3,365,496

	Principal	Value
REPURCHASE AGREEMENT - 3.3%
Fixed Income Clearing Corp., 1.50% (D), dated 10/31/2025, to be repurchased at $19,523,938 on 11/03/2025. Collateralized by a U.S. Government Obligation, 0.00%, due 10/29/2026, and with a value of $19,912,053.	$ 19,521,498	19,521,498
Total Repurchase Agreement (Cost $19,521,498)		19,521,498
Total Investments (Cost $453,136,375)		594,872,446
Net Other Assets (Liabilities) - 0.5%		2,988,204
Net Assets - 100.0%		$ 597,860,650
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENTS BY INDUSTRY:

Industry	Percentage of Total Investments	Value
Banks	19.0%	$112,951,101
Pharmaceuticals	8.5	50,645,930
Capital Markets	6.1	36,295,319
Aerospace & Defense	5.1	30,443,646
Semiconductors & Semiconductor Equipment	4.3	25,351,581
Trading Companies & Distributors	4.1	24,587,392
Automobiles	3.3	19,868,434
Electric Utilities	3.2	18,808,270
Metals & Mining	3.0	17,988,843
Tobacco	2.4	14,569,628
Industrial Conglomerates	2.4	14,504,024
Software	2.4	14,492,191
Insurance	2.4	14,429,758
Wireless Telecommunication Services	2.2	12,920,345
IT Services	2.0	12,153,356
Oil, Gas & Consumable Fuels	1.9	11,283,796
Beverages	1.8	10,437,902
Diversified Telecommunication Services	1.7	9,967,587
Personal Care Products	1.5	8,692,379
Multi-Utilities	1.5	8,683,798
Broadline Retail	1.4	8,267,676
Technology Hardware, Storage & Peripherals	1.2	7,010,862
International Equity Fund	1.0	5,952,209
Hotels, Restaurants & Leisure	1.0	5,722,567
Building Products	0.9	5,653,293
Health Care Equipment & Supplies	0.9	5,489,319
Household Durables	0.9	5,475,787
Real Estate Management & Development	0.9	5,316,462
Machinery	0.9	5,281,169
Professional Services	0.9	5,211,056
Electrical Equipment	0.8	4,990,460
Passenger Airlines	0.8	4,496,840
Entertainment	0.7	4,477,844
Electronic Equipment, Instruments & Components	0.7	3,919,698
Construction & Engineering	0.6	3,559,143
Communications Equipment	0.6	3,529,630
Construction Materials	0.6	3,335,671
Retail REITs	0.5	3,228,861
Consumer Staples Distribution & Retail	0.5	2,918,925
Textiles, Apparel & Luxury Goods	0.4	2,680,210
Health Care Providers & Services	0.4	2,479,189
Food Products	0.4	2,224,672
Biotechnology	0.4	2,113,759
Industrial REITs	0.3	1,740,571
Paper & Forest Products	0.2	1,003,365
Financial Services	0.0 *	196,430
Investments	96.7	575,350,948
Short-Term Investments	3.3	19,521,498
Total Investments	100.0%	$ 594,872,446
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)
At October 31, 2025
INVESTMENT VALUATION:

Valuation Inputs (E)
	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$9,174,499	$556,858,744	$—	$566,033,243
Exchange-Traded Fund	5,952,209	—	—	5,952,209
Preferred Stock	—	3,365,496	—	3,365,496
Repurchase Agreement	—	19,521,498	—	19,521,498
Total Investments	$15,126,708	$579,745,738	$—	$594,872,446
FOOTNOTES TO SCHEDULE OF INVESTMENTS:
*	Percentage rounds to less than 0.1% or (0.1)%.
(A)	Non-income producing security.
(B)
All or a portion of the security is on loan. The total value of the securities on loan is $14,375,940, collateralized by non-cash collateral, such as U.S.
government securities of $15,118,878. The amount on loan indicated may not correspond with the securities on loan identified because a security with pending sales are in the process of recall from the brokers.

(C)	The shareholder reports for the iShares ETFs and BlackRock ETFs can be found at the following location: https://blackrock.com/fundreports.
(D)	Rate disclosed reflects the yield at October 31, 2025.
(E)
There were no transfers in or out of Level 3 during the year ended October 31, 2025. Please reference the Investment Valuation section of the Notes to
Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION(S):
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

STATEMENT OF ASSETS AND LIABILITIES
At October 31, 2025

Assets:
Investments, at value (cost $433,614,877) (including securities loaned of $14,375,940)	$575,350,948
Repurchase agreement, at value (cost $19,521,498)	19,521,498
Foreign currency, at value (cost $656)	637
Receivables and other assets:
Net income from securities lending	2,272
Shares of beneficial interest sold	873,716
Dividends	1,666,494
Interest	813
Tax reclaims	877,929
Other assets	3,553
Total assets	598,297,860
Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	22,720
Investment management fees	336,279
Distribution and service fees	3,837
Transfer agent fees	19,910
Trustee and CCO fees	202
Audit and tax fees	16,507
Custody fees	16,253
Legal fees	5,386
Printing and shareholder reports fees	2,904
Registration fees	642
Other accrued expenses	12,570
Total liabilities	437,210
Net assets	$597,860,650
Net assets consist of:
Paid-in capital	$442,375,928
Total distributable earnings (accumulated losses)	155,484,722
Net assets	$597,860,650
Net assets by class:
Class A	$17,439,141
Class I	181,047,376
Class I2	353,122,762
Class R6	46,251,371
Shares outstanding (unlimited shares, no par value):
Class A	1,195,940
Class I	12,347,249
Class I2	24,064,632
Class R6	3,152,641
Net asset value per share: (A)
Class A	$14.58
Class I	14.66
Class I2	14.67
Class R6	14.67
Maximum offering price per share: (B)
Class A	$15.43

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)
Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

STATEMENT OF OPERATIONS
For the year ended October 31, 2025

Investment income:
Dividend income	$14,537,822
Interest income	296,859
Net income from securities lending	53,037
Withholding taxes on foreign income	(1,169,402)
Total investment income	13,718,316
Expenses:
Investment management fees	3,284,951
Distribution and service fees:
Class A	34,105
Transfer agent fees:
Class A	15,854
Class I	96,797
Class I2	24,147
Class R6	3,097
Trustee and CCO fees	20,618
Audit and tax fees	30,816
Custody fees	93,809
Legal fees	34,613
Printing and shareholder reports fees	34,147
Registration fees	88,387
Insurance fees	3,844
Other	32,715
Total expenses before waiver and/or reimbursement and recapture	3,797,900
Expenses waived and/or reimbursed:
Class A	(1,122)
Class I	(38,290)
Net expenses	3,758,488
Net investment income (loss)	9,959,828
Net realized gain (loss) on:
Investments	8,006,213
Foreign currency transactions	(43,901)
Net realized gain (loss)	7,962,312
Net change in unrealized appreciation (depreciation) on:
Investments	96,863,997
Translation of assets and liabilities denominated in foreign currencies	50,317
Net change in unrealized appreciation (depreciation)	96,914,314
Net realized and change in unrealized gain (loss)	104,876,626
Net increase (decrease) in net assets resulting from operations	$114,836,454
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

STATEMENT OF CHANGES IN NET ASSETS
For the years ended:

	October 31, 2025	October 31, 2024
From operations:
Net investment income (loss)	$9,959,828	$6,969,715
Net realized gain (loss)	7,962,312	14,884,304
Net change in unrealized appreciation (depreciation)	96,914,314	33,221,251
Net increase (decrease) in net assets resulting from operations	114,836,454	55,075,270
Dividends and/or distributions to shareholders:
Class A	(334,629)	(47,324)
Class I	(2,224,399)	(20,868)
Class I2	(17,323,684)	(5,489,683)
Class R6	(1,742,739)	(543,035)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(21,625,451)	(6,100,910)
Capital share transactions:
Proceeds from shares sold:
Class A	17,118,589	4,959,903
Class I	158,093,163	32,704,668
Class I2	24,966,949	112,814,033
Class R6	28,940,415	12,664,628
	229,119,116	163,143,232
Dividends and/or distributions reinvested:
Class A	334,629	47,324
Class I	2,224,399	20,868
Class I2	17,323,684	5,489,683
Class R6	1,742,739	543,035
	21,625,451	6,100,910
Cost of shares redeemed:
Class A	(9,034,348)	(787,147)
Class I	(27,739,050)	(5,849,669)
Class I2	(44,424,191)	(18,263,761)
Class R6	(20,993,409)	(2,522,796)
	(102,190,998)	(27,423,373)
Net increase (decrease) in net assets resulting from capital share transactions	148,553,569	141,820,769
Net increase (decrease) in net assets	241,764,572	190,795,129
Net assets:
Beginning of year	356,096,078	165,300,949
End of year	$597,860,650	$356,096,078
Capital share transactions - shares:
Shares issued:
Class A	1,330,116	406,576
Class I	11,977,007	2,652,547
Class I2	1,987,076	10,170,932
Class R6	2,268,916	1,056,957
	17,563,115	14,287,012
Shares reinvested:
Class A	29,483	4,362
Class I	195,466	1,920
Class I2	1,520,956	505,030
Class R6	153,141	50,003
	1,899,046	561,315
Shares redeemed:
Class A	(641,501)	(65,748)
Class I	(2,070,886)	(476,993)
Class I2	(3,465,934)	(1,587,109)
Class R6	(1,555,444)	(213,596)
	(7,733,765)	(2,343,446)
Net increase (decrease) in shares outstanding:
Class A	718,098	345,190
Class I	10,101,587	2,177,474
Class I2	42,098	9,088,853
Class R6	866,613	893,364
	11,728,396	12,504,881
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$12.21	$9.96	$8.75	$11.77	$8.62
Investment operations:
Net investment income (loss) (A)	0.25	0.21	0.20	0.31	0.23
Net realized and unrealized gain (loss)	2.81	2.38	1.23	(2.42)	3.03
Total investment operations	3.06	2.59	1.43	(2.11)	3.26
Contributions from affiliate	—	—	—	0.02 (B)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.34)	(0.22)	(0.30)	(0.11)
Net realized gains	(0.38)	—	—	(0.63)	—
Total dividends and/or distributions to shareholders	(0.69)	(0.34)	(0.22)	(0.93)	(0.11)
Net asset value, end of year	$14.58	$12.21	$9.96	$8.75	$11.77
Total return (C)	26.73%	26.43%	16.69%	(19.19)%(B)	38.12%
Ratio and supplemental data:
Net assets end of year (000’s)	$17,439	$5,834	$1,321	$745	$780
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.14%	1.16%	1.18%	1.15%	1.14%
Including waiver and/or reimbursement and recapture	1.13%(E)	1.14%	1.25%	1.25%	1.25%
Net investment income (loss) to average net assets	1.91%	1.72%	2.00%	3.13%	2.04%
Portfolio turnover rate	25%	34%	35%	41%	52%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Capital, LLC. If the affiliate had not made the contribution, total return would have decreased by 0.19%.

(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	TAM has contractually agreed to reimburse 0.01% of the transfer agency fees through March 1, 2026. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$12.26	$9.99	$8.77	$11.83	$8.65
Investment operations:
Net investment income (loss) (A)	0.28	0.22	0.23	0.33	0.25
Net realized and unrealized gain (loss)	2.84	2.41	1.23	(2.43)	3.07
Total investment operations	3.12	2.63	1.46	(2.10)	3.32
Contributions from affiliate	—	—	—	0.02 (B)	—
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.36)	(0.24)	(0.35)	(0.14)
Net realized gains	(0.38)	—	—	(0.63)	—
Total dividends and/or distributions to shareholders	(0.72)	(0.36)	(0.24)	(0.98)	(0.14)
Net asset value, end of year	$14.66	$12.26	$9.99	$8.77	$11.83
Total return	27.12%	26.77%	16.79%	(19.02)%(B)	38.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$181,048	$27,532	$681	$547	$608
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.88%	0.88%	0.91%	0.93%	0.96%
Including waiver and/or reimbursement and recapture	0.83%	0.85%	0.98%	1.00%	1.00%
Net investment income (loss) to average net assets	2.07%	1.81%	2.29%	3.33%	2.25%
Portfolio turnover rate	25%	34%	35%	41%	52%

(A)	Calculated based on average number of shares outstanding.
(B)
Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate,
Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.17%.

(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

FINANCIAL HIGHLIGHTS (continued)
For a share outstanding during the years indicated:	Class I2
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$12.27	$10.00	$8.78	$11.83	$8.65
Investment operations:
Net investment income (loss) (A)	0.28	0.29	0.25	0.34	0.26
Net realized and unrealized gain (loss)	2.84	2.36	1.23	(2.42)	3.06
Total investment operations	3.12	2.65	1.48	(2.08)	3.32
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.38)	(0.26)	(0.34)	(0.14)
Net realized gains	(0.38)	—	—	(0.63)	—
Total dividends and/or distributions to shareholders	(0.72)	(0.38)	(0.26)	(0.97)	(0.14)
Net asset value, end of year	$14.67	$12.27	$10.00	$8.78	$11.83
Total return	27.13%	26.94%	16.97%	(19.08)%	38.64%
Ratio and supplemental data:
Net assets end of year (000’s)	$353,123	$294,696	$149,376	$142,358	$136,492
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.78%	0.79%	0.81%	0.83%	0.85%
Including waiver and/or reimbursement and recapture	0.78%	0.78%	0.81%	0.83%	0.93%
Net investment income (loss) to average net assets	2.13%	2.40%	2.45%	3.37%	2.31%
Portfolio turnover rate	25%	34%	35%	41%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class R6
	October 31, 2025	October 31, 2024	October 31, 2023	October 31, 2022	October 31, 2021
Net asset value, beginning of year	$12.26	$10.00	$8.77	$11.83	$8.65
Investment operations:
Net investment income (loss) (A)	0.29	0.27	0.25	0.36	0.25
Net realized and unrealized gain (loss)	2.84	2.37	1.23	(2.45)	3.07
Total investment operations	3.13	2.64	1.48	(2.09)	3.32
Contributions from affiliate	—	—	—	—	—
Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.38)	(0.25)	(0.34)	(0.14)
Net realized gains	(0.38)	—	—	(0.63)	—
Total dividends and/or distributions to shareholders	(0.72)	(0.38)	(0.25)	(0.97)	(0.14)
Net asset value, end of year	$14.67	$12.26	$10.00	$8.77	$11.83
Total return	27.24%	26.84%	17.01%	(19.12)%	38.63%
Ratio and supplemental data:
Net assets end of year (000’s)	$46,251	$28,034	$13,923	$12,337	$601
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.78%	0.79%	0.81%	0.83%	0.86%
Including waiver and/or reimbursement and recapture	0.78%	0.78%	0.81%	0.92%	0.96%
Net investment income (loss) to average net assets	2.19%	2.25%	2.43%	3.70%	2.28%
Portfolio turnover rate	25%	34%	35%	41%	52%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
The Notes to Financial Statements are an integral part of this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS
At October 31, 2025
1. ORGANIZATION
Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Stock (the "Fund") is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class I, Class I2 and Class R6.
Each class has a public offering price that reflects different sales charges, if any, and expense levels.
This report must be accompanied or preceded by the Fund's current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.
Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund's investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.
TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund's investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund's Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund's independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.
TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund's custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund's independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2025, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES
In preparing the Fund's financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.
Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.
Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.
Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.
Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.
Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.
Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.
The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims, if any, that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.
As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.
Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2025, commissions recaptured are $29,207.
Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
3. INVESTMENT VALUATION
TAM has been designated as the Fund's valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund's Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.
TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels ("Levels") of inputs of the fair value hierarchy are defined as follows:
Level 1—Unadjusted quoted prices in active markets for identical securities.
Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM's own assumptions used in determining the fair value of the Fund's investments.
The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the "practical expedient" have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund's investments at October 31, 2025, is disclosed within the Investment Valuation section of the Schedule of Investments.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.
Fair value measurements: Descriptions of the valuation techniques applied to the Fund's significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.
Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.
Exchange-traded funds ("ETF"): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.
Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
4. SECURITIES AND OTHER INVESTMENTS
Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.
REITs held at October 31, 2025, if any, are identified within the Schedule of Investments.
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS
The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund's assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions. For the year ended October 31, 2025, the Fund has not entered into any secured borrowing arrangements.
Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2025, the Fund has not utilized the program.
Line of credit: Effective December 31, 2024, certain portfolios and funds advised by TAM entered into a committed line of credit with an available amount of $50 million provided by State Street Bank and Trust Company. This line of credit is intended to provide a temporary source of cash in extraordinary or emergency circumstances, for example, in the case of unexpected shareholder redemption requests.
Interest is charged to the Fund based on the Fund's borrowing at a rate equal to 1.25% plus the higher of (1) the Effective Federal Funds Rate and (2) the Overnight Bank Funding Rate.
The Fund agreed to pay a portion of the upfront fee of 0.05% annually on the committed amount and a portion of the commitment fees of 0.20% per year on the unused portion of the line of credit during the preceding calendar quarter.
The Fund had no amounts outstanding as of October 31, 2025, or at any time during the period then ended.
Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund's custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.
Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2025.
Repurchase agreements at October 31, 2025, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.
Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)
additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.
The Fund receives compensation for lending securities from interest or dividends earned on the cash, money market fund and U.S. Government securities held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust — Government Money Market Portfolio.
The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2025, if any, are shown on a gross basis within the Schedule of Investments.
6. RISK FACTORS
Investing in the Fund involves risks, including certain key risks summarized below. Please reference the Fund's summary prospectus and prospectus for a more complete discussion of the following risks, as well as other risks of investing in the Fund.
Market risk: The market prices of the Fund's securities or other assets may go up or down, sometimes rapidly or unpredictably, due to factors such as economic events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes, labor strikes, supply chain disruptions or other factors, political developments, civil unrest, acts of terrorism, armed conflicts, economic sanctions, countermeasures in response to sanctions, cybersecurity events, investor sentiment, the global and domestic effects of widespread or local health, weather or climate events, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund's securities and assets fall, the value of your investment in the Fund could go down.
Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may go down.
The long-term consequences to the U.S. economy of the continued expansion of U.S. government debt and deficits are not known. Also, raising the ceiling on U.S. government debt and periodic legislation to fund the government have become increasingly politicized. Any failure to do either could lead to a default on U.S. government obligations, with unpredictable consequences for the Fund's investments, and generally for economies and markets in the U.S. and elsewhere.
Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The market price of an equity security may fluctuate based on overall market conditions, such as real or perceived adverse economic or political conditions or trends, tariffs and trade disruptions, wars, social unrest, inflation, substantial economic downturn or recession, changes in interest rates, or adverse investor sentiment. The market price of an equity security also may fluctuate based on real or perceived factors affecting a particular industry or industries or the company itself. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.
Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.
Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
6. RISK FACTORS (continued)
Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.
Currency risk: The value of a fund’s investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk. Currency exchange rates can be volatile and may fluctuate significantly over short periods of time. Currency conversion costs and currency fluctuations could reduce or eliminate investment gains or add to investment losses. A fund may be unable or may choose not to hedge its foreign currency exposure or any hedge may not be effective.
Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.
Management risk: The value of your investment may go down if the investment manager’s or sub-adviser’s judgments and decisions are incorrect or otherwise do not produce the desired results, or if the investment strategy does not work as intended. You may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, investment techniques applied, or the analyses employed or relied on, by the investment manager or sub-adviser, if such tools, resources, information or data are used incorrectly or otherwise do not work as intended, or if the investment manager’s or sub-adviser’s investment style is out of favor or otherwise fails to produce the desired results. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.
Real estate investment trusts ("REITs") risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.
7. FEES AND OTHER AFFILIATED TRANSACTIONS
TAM, the Fund's investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.
Transamerica Fund Services, Inc. ("TFS") is the Fund's transfer agent. Transamerica Capital, LLC (“TCL”) (formerly, Transamerica Capital, Inc.) is the Fund's distributor/principal underwriter. TAM, TFS and TCL are affiliates of Aegon Ltd.
Certain officers and trustees of the Fund may also be officers and/or trustees of TAM, TFS and TCL. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.
As of October 31, 2025, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:
Account Balance	Percentage of Net Assets
$340,601,212	56.97%
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
Investment management fees: TAM serves as the Fund's investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.
The Fund pays a management fee to TAM based on daily average net assets at the following rates:
Breakpoints	Rate
First $500 million	0.70%
Over $500 million up to $1 billion	0.68
Over $1 billion up to $2 billion	0.67
Over $2 billion up to $3 billion	0.64
Over $3 billion	0.63
TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest (including borrowing costs and overdraft charges), taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses and other expenses not incurred in the ordinary course of the Fund's business, exceed the following stated annual operating expense limits to the Fund's daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.
Class	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2025
Class A	1.23%	March 1, 2026
Class I	0.84	March 1, 2026
Class I2, Class R6	0.81	March 1, 2026
Prior to March 1, 2025
Class A	1.25
Class I	0.84
Class I2, Class R6	0.81
TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2025, are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.
TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust's officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.
For the 36-month period ended October 31, 2025, the balances available for recapture by TAM for the Fund are as follows:
	Amounts Available
	2023	2024	2025	Total
Class A	$440	$717	$—	$1,157
Class I	—	2,879	38,290	41,169
Class I2	—	27,639	—	27,639
Class R6	—	1,972	—	1,972
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCL as the Fund's distributor.
The Distribution Plan requires the Fund to pay distribution fees to TCL as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCL, on behalf of the Fund, is authorized to
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)
pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund's shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.
The Fund is authorized under the Distribution Plan to pay fees to TCL based on daily average net assets of each applicable class up to the following annual rates:
Class(A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.
On three occasions during the year ended October 31, 2022, TCL, the Fund's distributor/principal underwriter, returned to Class A certain 12b-1 fees retained by TCL during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as “Contributions from affiliate, Transamerica Capital, LLC” within the Fund’s Financial Highlights in this shareholder report.
Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2025, underwriter commissions received by TCL from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.
	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$84,348	$—
Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund's Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.
On April 18, 2022, TFS, the Fund's transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as “Contributions from affiliate” within the Fund’s Financial Highlights in this shareholder report.
TAM has contractually agreed to reimburse 0.01% of the transfer agency fees on Class A shares through March 1, 2026.
For the year ended October 31, 2025, transfer agent fees paid and the amounts due to TFS are as follows:
Fees Paid to TFS	Fees Due to TFS
$138,206	$19,502
Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2025.
8. PURCHASES AND SALES OF SECURITIES
For the year ended October 31, 2025, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:
Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$239,405,780	$—	$113,409,431	$—
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS
The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund's tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund's tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)
At October 31, 2025
9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)
Fund's financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.
Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.
As of October 31, 2025, the approximate cost for U.S. federal income tax purposes and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:
Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$464,714,481	$140,706,460	$(10,548,495)	$130,157,965
As of October 31, 2025, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2025, the Fund did not have any capital loss carryforwards utilized.
The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2025 and 2024 are as follows:
2025 Distributions Paid From:				2024 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$10,470,184	$—	$11,155,267	$—	$6,100,910	$—	$—	$—
As of October 31, 2025, the tax basis components of distributable earnings are as follows:
Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$16,969,677	$—	$8,354,948	$—	$—	$—	$130,160,097
10. OPERATING SEGMENTS
During the reporting period ended October 31, 2025, the Fund adopted Financial Accounting Standards Board Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of ASU 2023-07 impacted financial statement disclosures only and did not affect the Fund's financial position or the results of its operations.
An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive management committee of TAM acts as the Fund's CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund's long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy. The financial information in the form of the Fund's investments, total returns, expense ratios and changes in net assets (i.e., net increase (decrease) in net assets resulting from operations and net increase (decrease) in net assets resulting from capital share transactions), which are used by the CODM to assess the segment’s performance versus the Fund's comparative benchmarks and to make resource allocation decisions for the Fund's single segment, is consistent with that presented within the Fund's financial statements. Detailed financial information for the Fund is reflected within the accompanying financial statements with segment assets shown on the accompanying Statement of Assets and Liabilities as “Total assets,” results of operations and significant segment expenses are listed on the accompanying Statement of Operations, and other information about the segment’s performance, including total return, portfolio turnover and expense ratios within the Financial Highlights.
Transamerica Funds
Annual Financial Statements 2025

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Transamerica International Stock
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Transamerica International Stock (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Transamerica investment companies since 1995.
Boston, Massachusetts
December 23, 2025
Transamerica Funds
Annual Financial Statements 2025

SUPPLEMENTAL INFORMATION
(unaudited)
TAX INFORMATION
For dividends paid during the year ended October 31, 2025, the Fund designated $10,125,144 of qualified dividend income.
For tax purposes, the Fund has made a long-term capital gain designation of $11,155,267 for the year ended October 31, 2025.
The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:
Foreign Source Income	Foreign Taxes
$ 10,779,334	$894,737
The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2025. Complete information will be computed and reported in conjunction with your 2025 Form 1099-DIV.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

ITEM 8 – CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no changes in or disagreements with accountants during the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

ITEM 9 - PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
There were no proxy disclosures for the period covered by this report.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

ITEM 10 - REMUNERATION PAID TO DIRECTORS, OFFICERS AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES
(unaudited)
Remuneration paid to Trustees, Officers and Others of Open-End Investment Companies is included within the Statement of Operations filed under 7(a) of this form.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

ITEM 11 - STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT
(unaudited)
MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL
At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 11-12, 2025, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Stock (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and ClariVest Asset Management LLC (the “Sub-Adviser”).
Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and the shareholders invested in the Fund. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2026.
Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.
In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided
The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.
The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.
Investment Performance
In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2024. Based on these considerations, the Board
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).
When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.
The Board noted that the performance of Class I Shares of the Fund was above the medians for its peer universe and the benchmark that TAM utilizes to measure performance of the Fund, each for the past 1-, 3- and 5-year periods.
Management Fee and Sub-Advisory Fees and Total Expense Ratio
The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).
The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.
The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.
On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.
Cost of Services Provided and Level of Profitability
The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.
The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.
With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.
Transamerica Funds
Annual Financial Statements 2025

Transamerica International Stock

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)
Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.
Economies of Scale
The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.
Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund
The Board considered other benefits derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and the shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.
Other Considerations
The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and the shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.
Conclusion
After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and the shareholders and voted to approve the renewal of the Agreements.
Transamerica Funds
Annual Financial Statements 2025

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.
Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, LLC., Member of FINRA
4886773 TA INTL STOCK 10/25
© 2025 Transamerica Corporation. All Rights Reserved.

(b)	The registrant’s Financial Highlights are filed under Item 7(a) of this Form.

Item 8:	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9:	Proxy Disclosures for Open-End Management Investment Companies.

There are no proxy disclosures for the registrant during the period covered by this report.

Item 10:	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Renumeration Paid to Directors, Officers, and Others of Open-End Investment Companies is included within the Financial Statements filed under Item 7(a) of this Form.

Item 11:	Statement Regarding Basis for Approval of Investment Advisory Contract.

The registrant’s Statements Regarding Basis for Approval of Investment Management and Sub-Advisory Contracts is included within the Financial Statements filed under Item 7(a) of this Form.

Item 12:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 14:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 15:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees that have been implemented since the registrant last provided disclosure in response to the requirements of this Item.

Item 16:	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have evaluated the effectiveness of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are appropriately designed to ensure that information required to be disclosed by the registrant in the reports that it files on Form N-CSR is (a) accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 18:	Recovery of Erroneously Awarded Compensation.

Not applicable to the registrant.

Item 19:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

The registrant’s code of ethics is attached hereto.

(a)(2)

Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed.

Not applicable to the registrant.

(a)(3)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)) is attached hereto.

(a)(4)

Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(5)	Change in the registrant’s independent public accountant.

Not applicable.

(b)

The certification by the registrant’s principal executive officer and principal financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	January 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)

Date:	January 6, 2026

By:	/s/ Kari Seabrands
Kari Seabrands
Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date:	January 6, 2026

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

19(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

19(a)(3)	Section 302 N-CSR Certification of Principal Executive Officer

19(a)(3)	Section 302 N-CSR Certification of Principal Financial Officer

19(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer